                     PACIFIC HORIZON GROWTH & INCOME FUNDS
                                 ANNUAL REPORT
                               February 28, 1998

                              Capital Income Fund

                             Asset Allocation Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                   PACIFIC  HORIZON  GROWTH  &  INCOME  FUNDS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

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

          ..................................

                                                                        Contents

                                      FUND FACTS                           2-3

                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                             4-6

                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                 8-9

                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER          10-19

                                      PACIFIC HORIZON CAPITAL INCOME
                                        FUND
                                        Portfolio of Investments         20-24
                                        Statement of Assets
                                          and Liabilities                   25
                                        Statement of Operations             26
                                        Statements of Changes
                                          in Net Assets                     27

                                      PACIFIC HORIZON ASSET ALLOCATION
                                        FUND
                                        Portfolio of Investments         28-36
                                        Statement of Assets
                                          and Liabilities                   37
                                        Statement of Operations             38
                                        Statements of Changes
                                          in Net Assets                     39

                                      NOTES TO FINANCIAL STATEMENTS      40-48

                                      FINANCIAL HIGHLIGHTS               49-53

                                      REPORT OF INDEPENDENT ACCOUNTANTS     54

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds(dagger)         High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGERS enables you to gain
insight into the Fund's
investments and learn more
about the Fund managers'
strategies.

[GRAPHICS]                  Because a picture or chart can help clarify the
                            text, the investment management team may have illustrated the most important features of the Fund.
                            The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHICS]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[GRAPHICS]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND

                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7% annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%*, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.
 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON
CAPITAL INCOME FUND

----------------------

----------------------

ED CASSENS, CFA
Senior Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon Capital Income Fund seeks total investment return through a combination of current income and capital appreciation consistent with prudent risk.

INVESTMENTS:

The Fund invests primarily in convertible bonds and convertible preferred stocks of domestic issuers.

APPROPRIATE FOR:

Investors seeking a competitive return over the long term comprised of current income and capital appreciation.

INCEPTION:

September 25, 1987

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $393 million

Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED FEBRUARY 28, 1998?

A
    The Fund performed quite well during the past 12 months, with A Shares posting a return of 21.54%* (without the sales charge), as compared to 18.63%** for the CS First Boston Index. K Shares had a total return of 20.97% for the same 12 months.

Q
    WHAT CONDITIONS AFFECTED THE FUND'S PERFORMANCE?

A
    Last year's investment environment was dominated by the overall strength of the stock market. It was a strong year again, with the Standard & Poor's 500 Stock Index returning over 33% for the twelve months ended 2/28/98.** This strong stock market helped the return of convertible securities. In addition, interest rates went down during the year, which positively affected the financial markets.

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    The Fund continues to have a large weighting in the Finance sector, as more mergers and consolidations are anticipated. The Health Care sector is overweighted because of the favorable demographics, and because earnings will be up in a period when they are generally lower. The Fund is underweighted in Basics because an increase in the inflation rate is not expected.

Q
    DID THE FUND CONTINUE TO HOLD COMMON STOCKS AS WELL AS CON-
    VERTIBLES?

A
    Yes. The Fund has reduced its stock holdings to lower its equity sensitivity. Currently, common stocks make up only about 5% of the Fund.***

Q
    WHAT IS YOUR OUTLOOK FOR CONVERTIBLES GOING FORWARD?

A
    It is expected that gains in earnings will be a little harder to come by this year, so a more defensive approach is being taken in the selection process. The plan is to continue to employ the same strategy with a more defensive approach, due to the recent run-up in the stock and convertibles markets.

---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was 16.07% for the period. The Fund is currently waiving 12b-1 fees. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

  ** Source: Ibbotson Associates, 1998. The CS First Boston Index is an unmanaged index generally representative of the convertible securities market as a whole, and cannot be invested in directly. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 *** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
ASSET ALLOCATION FUND

----------------------

----------------------

ROBERT PYLES, CFA
Sr. Vice President &
Director of Equity
Bank of America NT&SA

Mr. Pyles manages the equity portion of the Asset Allocation Fund.

GOAL:

The Pacific Horizon Asset Allocation Fund seeks long-term growth from capital appreciation and dividend and interest income.

INVESTMENTS:

The Fund uses a balanced approach by investing in stocks, bonds and cash-equivalent securities.

APPROPRIATE FOR:

Investors seeking growth and income through a diversified portfolio of stocks and bonds.

INCEPTION:

January 18, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $247 million
----------------------

----------------------

STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the fixed-income portion of the Asset Allocation Fund.

Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED FEBRUARY 28, 1998?

A
    For the 12 months ended February 28, 1998, the Fund had total returns of 23.07%* and 22.10%* for A shares (without the sales charge) and K shares, respectively. The Fund uses two benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index, which returned 35.1% and 10.4%, respectively.**

Q
    HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG STOCKS, BONDS AND CASH DURING THE RECENT 12 MONTHS?

A
    The Fund seeks to determine relative values among three major asset categories -- equities, bonds and cash equivalents -- and weights the portfolio accordingly. Early in the year, we felt that stocks and bonds would outperform cash and consequently changed our target normal asset allocation by increasing equities from 55% to 56%, bonds from 40% to 42% and by decreasing cash from 5% to 2%.

This remained our target mix throughout the year and strong portfolio equity performance caused us to rebalance the portfolio on three occasions in order to return to our targets. Our weightings as of the period ended February 28, 1998 were 58% stocks, 40% bonds, and 2% cash.***

Q
    HOW DID YOU MANAGE THE STOCK PORTION OF THE PORTFOLIO?

A
    Within the stock component of the Fund, we looked for companies with market capitalization above $1 billion with favorable future earnings prospects and reasonable valuation levels relative to their expected growth rates.

Among portfolio stocks, strong per-
formance for the Fund included Pfizer (1.1% of net assets as of February 28, 1998), General Electric (2.5% of net assets as of February 28, 1998), American Express (0.9% of net assets as of February 28, 1998) and Monsanto (0.5% of net assets as of February 28, 1998.

Q
    HOW DID YOU MANAGE THE BONDS IN THE PORTFOLIO?

A
    The fixed-income portion of the Asset Allocation Fund is managed against the Lehman Brothers Aggregate Bond Index which includes Treasuries, corporate bonds, and mortgage-backed securities. In keeping with our philosophy for managing fixed income assets, we managed this portfolio to be duration neutral to have roughly the same average maturity as the Index. To enhance its yield, the Fund increased its exposure to lower quality and shorter maturity corporate issues. The mortgage holdings in the portfolio were held roughly neutral to the holdings of the Index. Early in the year we added to our position in seasoned mortgage securities, and, as mortgages became cheap or expensive, we opportunistically added or sold positions to enhance returns.

Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND?

A
    Our analysis of the economic environment over the past year continued to point to an economy that was in an expansion phase, which we also forecast for 1998. As soon as it became clear in early January that events in Southeast Asia were not derailing the U.S. economy or corporate profits, the market shrugged off the fears and uncertainty of the fourth quarter and has made almost daily new highs.

---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was 17.55% for the period. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fees. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

  ** The S&P 500 and the Lehman Brothers Aggregate Bond are unmanaged indices generally representative of equity investments and asset allocation investments respectively, and cannot be invested in directly.

 *** Percentages figures shown are calculated as a percentage of net assets as of February 28, 1998. The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
CAPITAL INCOME FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT                                                LIPPER
       PERIOD                                                CONVERTIBLE
       (FISCAL                                                SECURITIES
        YEAR                                                    FUNDS            CS FIRST
      COVERED)             A SHARES          K SHARES          AVERAGE            BOSTON
2/29/88                            9550             10000             10000             10000
2/28/89                           10855             11370             10949             11024
2/28/90                           12985             13601             11759             11680
2/28/91                           14306             14985             12657             12380
2/29/92                           18056             18913             15692             15233
2/28/93                           21778             22812             17848             17565
2/28/94                           26536             27795             20882             20375
2/28/95                           25046             26235             20310             19812
2/29/96                           31549             33046             24999             24531
2/28/97                           37395             39044             28489             27093
2/28/98                           45452             47232             33995             32139

HOW PERFORMANCE COMPARES
As the chart indicates, the Pacific
Horizon Capital Income Fund has
consistently outperformed the market,
as compared to the CS First Boston
Index, a widely-used, unmanaged index
which measures the performance of
convertible securities. An initial
$10,000 investment in the Fund made on
February 29, 1988, would now be worth
$45,452 for A Shares. The same
investment made in the CS First Boston
Index, would now be worth $32,139.
Correspondingly, a $10,000 investment
in K Shares for the same period would
now be worth $47,232*.


                                             -----------------------------------------------

                                                            CAPITAL INCOME FUND
                                                           AVERAGE ANNUAL RETURN
                                             -------------------------------------------------

                                                                      A SHARES      K SHARES*

                                                                   Without   With
                                                                    Sales   Sales
                                                                   Charge   Charge

                                             -------------------------------------------------

                                               1 Year               21.54%  16.07%      20.97%

                                               ...............................................

                                               5 Year               15.85%  14.79%      15.67%

                                               ...............................................

                                               10 year              16.89%  16.35%      16.79%

                                              ------------------------------------------------

The Fund also fared well compared to other convertible security funds. The average of convertible security funds as tracked by Lipper Analytical Services, Inc., measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Capital Income Fund. The same $10,000 investment made in the Lipper Convertible Securities Funds Average would now be worth $33,995.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Capital Income Fund distributed a total Capital Gain Dividend of $2.945538 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.860511 and a 20 percent rate distribution of $0.395595.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost.

Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K shares (the date K shares were initially funded) was July 22, 1996. The K shares did not commence operations until October 21, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but on an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Convertible Securities Funds Average, nor the CS First Boston Index may be invested in directly. The hypothetical investment in the CS First Boston Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
CAPITAL INCOME FUND
(AS OF FEBRUARY 28, 1998)
BALANCE

Two Advantages
                                        The Pacific Horizon Capital Income
        Convertible                     Fund provides investors with the
           Bonds                        opportunity to receive regular
 70% or More           Steady Income    quarterly income while participating
 Equity Participation  Stream Provides  in the upside potential of the
 in Rising Market      Stability in     underlying equity securities.
                       Declining        Historically, holders of convertible
                       Market and       securities have enjoyed about 70
                       Capital Gain     percent of the appreciation of
                       in Rising        stocks.* Investors seeking growth
                       Bond Market      and income will appreciate the
          Provide                       opportunities to invest in the
      Opportunity for                   Pacific Horizon Capital Income Fund.
 (bullet) Capital Gains                 Of course, past performance is not
 (bullet) Steady Income Stream          reflective of future results.
 (bullet) Lower Volatility
                                        *Source: Investment Advisor, March
                                        1993.
 ------------------------------------------------------------------------------

                                        The Pacific Horizon Capital Income
   PORTFOLIO COMPOSITION*               Fund is professionally managed and
CONVERTIBLE BONDS     60.7              maintains at least a 65 percent
CONVERTIBLE PRE-                        position in convertible securities.
FERRED STOCKS         33.1              In order to increase performance,
COMMON STOCKS          5.1              the Fund also invests in common and
CASH & CASH                             preferred stocks, cash and cash
EQUIVALENTS            1.1              equivalents that the adviser
                                        believes to be of high quality.

                                        TOP TEN HOLDINGS AS OF
                                        FEBRUARY 28, 1998*
                                        ----------------------------------------------------
                                                                                PERCENT OF
                                                 COMPANY                        NET ASSETS
                                        ----------------------------------------------------
                                         American Bankers Insurance Group,
                                         Inc. Series B                             1.74%
                                        ......................................................
                                         CUC International, Inc. 144A              1.70%
                                        ......................................................
                                         Protection One Alarm Monitoring, Inc.     1.63%
                                        ......................................................
                                         Rite Aid Corp.                            1.56%
                                        ......................................................
                                         Home Depot, Inc.                          1.53%
                                        ......................................................
                                         Sovereign Bancorp, Inc. Series B          1.48%
                                        ......................................................
                                         Abonanson, H.F. & Co.                     1.45%
                                        ......................................................
                                         Golden State Bancorp, Series A            1.44%
                                        ......................................................
                                         Spries Corp.                              1.41%
                                        ......................................................
                                         Alza Corp.                                1.41%
                                        ------------------------------------------------------
                                        TOTAL                                     15.35%
                                        ------------------------------------------------------
                                        * The composition of the Fund's holdings is subject
                                          to change.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT
       PERIOD                                                                     LEHMAN
       (FISCAL                                                  LIPPER           BROTHERS                             LIPPER
        YEAR                                                   FLEXIBLE         AGGREGATE                            BALANCED
      COVERED)             A SHARES          K SHARES           FUNDS           BOND INDEX         S&P 500            FUNDS
1/10/94                           10000             10000             10000             10000             10000             10000
2/28/94                            9446              9891              9477              9826             10000              9901
2/28/95                            9921             10389             10103             10001             10444             10039
2/29/96                           12183             12757             12354             11224             14058             12334
2/28/97                           14332             15010             14126             11824             17741             14133
2/28/98                           17638             18316             17129             13050             23950             17146

HOW PERFORMANCE COMPARES
We have changed the Fund benchmark
index from the Lipper Flexible Funds
Average to the Lipper Balanced Funds
Average which more closely resembles
the composition of the Fund and, we
believe, is a more appropriate
benchmark for the Fund holdings. In
order to complete the transition to
the new benchmark, we are providing a
hypothetical comparison to the Fund's
performance since January 18, 1994
with both its former benchmark and its
new benchmark, the Lipper Balanced
Funds Average.

The chart compares the performance of the Pacific Horizon Asset Allocation Fund to the S&P 500, an unmanaged index typically used as a performance benchmark for equity investments, and the Lehman Brothers Aggregate Bond Index, an unmanaged index with investment policies similar to the Fund. As illustrated, the Fund fared well compared to other asset allocation funds. The average of asset allocation funds as tracked by Lipper Analytical Services, Inc., measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Asset Allocation Fund. An initial $10,000 investment in the Fund made on January 18, 1994, would now be worth $17,638 for A Shares. The same investment made in the Lipper Balanced Funds Average would now be worth $17,146. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $18,316.*


                                             -------------------------------------------------
                                                           ASSET ALLOCATION FUND
                                                           AVERAGE ANNUAL RETURN
                                             -------------------------------------------------

                                                                      A SHARES      K SHARES*

                                                                   Without   With
                                                                    Sales   Sales
                                                                   Charge   Charge

                                             -------------------------------------------------

                                               1 Year               23.07%  17.55%      22.10%

                                               ...............................................

                                               3 Year               21.14%  19.31%      20.80%

                                               ...............................................

                                               Since

                                               Incep-

                                               tion                 16.07%  14.78%      15.83%

                                               (1/18/94)
                                              ------------------------------------------------

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Asset Allocation Fund distributed a total Capital Gain Dividend of $1.758483 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.534818 and a 20 percent rate distribution of $0.325801.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

* The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but on an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Balanced Funds Average, the S&P 500 Index, nor the Lehman Brothers Aggregate Bond Index may be invested in directly. The hypothetical investment in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1998)                             [GRAPHICS]
                                                       PORTFOLIO
A Market-Driven Process                               COMPOSITION*
The Fund's adviser seeks to            Common Stocks                      57.9
determine relative values among        Cash & Equivalents                  2.0
stocks, bonds and cash equivalents     Bonds                              40.1
and weights the portfolio            --------
accordingly.                         * The composition of the Fund's holdings
The Fund's adviser looks for the       is subject to change.
following characteristics within
each asset class: Stock holdings
that display above-average growth
potential and reasonable valuation.
The diversified bond portfolio may
contain mortgage-backed securities
as well as fixed-income obligations
that are undervalued in the opinion
of the Fund's adviser. The Fund's
cash holdings can be viewed as a
defensive position in changing
markets.
--------------------------------------------------------------------------------

                                            A BALANCED INVESTMENT
                                            APPROACH

                                            Allocation Among Asset Classes

                                            The Fund may be appropriate for
                                            investors seeking long-term growth
       SHIFTING THE ASSET MIX               from capital appreciation as well as
                                            dividend and interest income through
                                            a balanced approach to investing
Stocks provide       Bonds provide          using bonds, stocks and cash
   growth               steady              equivalents. Investors can make one
opportunity             income              simple investment and their money
                                            will be spread over a variety of
              Cash                          asset classes. The Fund's adviser
                                            seeks a total return greater than
                                            bonds or cash with less volatility
                                            than an investment in stocks.
                                            Through strategically allocating
                                            assets among various investments,
                                            the Fund's adviser will shift the
                                            asset mix as market conditions
                                            change, thereby seeking to profit
                                            from market opportunities in any
                                            economic environment.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                           VALUE
                        DESCRIPTION                           SHARES      (NOTE 2)
                        -----------                           -------   ------------
COMMON STOCKS -- 5.1%
BASICS -- 1.3%
W.R. Grace & Co.............................................   60,000   $  5,036,250
                                                                        ------------
CONSUMER CYCLICALS -- 1.3%
Nordstrom, Inc..............................................   88,300      5,063,453
                                                                        ------------
CONSUMER STAPLES -- 1.3%
McDonald's Corp.............................................   90,000      4,927,500
                                                                        ------------
FINANCE -- 1.2%
Fleet Financial Group, Inc..................................   60,000      4,728,750
                                                                        ------------
Total Common Stocks (Cost $17,137,062)......................              19,755,953
                                                                        ------------
CONVERTIBLE PREFERRED STOCKS -- 33.1%
BASICS -- 2.9%
Cyprus AMAX Minerals, Series A, $4.00.......................   19,950        992,512
Freeport -- Mcmoran, Inc., $1.75............................  125,000      2,625,000
International Paper Co., $2.62..............................   85,000      4,356,250
Timet Capital, Trust I, Series D, $3.31.....................   70,000      3,535,000
                                                                        ------------
                                                                          11,508,762
                                                                        ------------
CAPITAL GOODS -- 2.5%
Elsag Bailey Corp., $2.75...................................  108,000      4,144,500
McDermott International, Inc., Series C, 144A, $2.88........   87,000      4,926,375
McDermott, Inc., Series A, $2.20............................   20,000        802,500
                                                                        ------------
                                                                           9,873,375
                                                                        ------------
CONSUMER CYCLICALS --5.3%
Fleetwood Capital Trust 144A, $3.00.........................   84,600      4,959,675
Houston Industries, Inc., $3.22.............................   75,000      4,640,625
K-mart Financing, Inc., $3.88...............................   48,875      2,737,000
Owens Corning Capital LLC 144A, $3.25.......................   72,000      3,483,000
TCI Communications, Series A, $2.13.........................   75,000      5,118,750
                                                                        ------------
                                                                          20,939,050
                                                                        ------------
CONSUMER STAPLES -- 1.7%
AJL PEPS Trust $1.44........................................  212,200      2,625,975
Ralston Purina Co., $4.34...................................   65,000      4,176,250
                                                                        ------------
                                                                           6,802,225
                                                                        ------------

---------------
See Notes to Financial Statements.

                                                                           VALUE
                        DESCRIPTION                           SHARES      (NOTE 2)
                        -----------                           -------   ------------
CONVERTIBLE PREFERRED STOCKS -- (CONTINUED)
ENERGY -- 3.9%
EVI Inc., 144A*, $2.50......................................   87,000   $  4,045,500
MCN Energy Group, $2.01.....................................  112,500      3,628,125
MCN Energy Group, Income PRIDES, $4.00......................   14,300        847,275
Occidental Petroleum Corp., $3.00...........................   40,000      2,960,000
Unocal Corp., $3.13.........................................   66,960      3,707,910
                                                                        ------------
                                                                          15,188,810
                                                                        ------------
FINANCE -- 10.4%
Ahmanson, H.F. & Co., $3.00.................................   45,000      5,810,625
American Bankers Insurance Group, Inc., Series B, $3.13.....   60,000      6,855,000
Frontier Financing Trust, Inc., $3.13.......................   19,000      1,144,750
Frontier Financing Trust, Inc., 144A*, $3.13................   50,000      3,012,500
Golden State Bancorp, Series A, $2.19.......................   66,000      5,684,250
Penncorp Financial Group, Inc., 144A, $3.50.................   75,000      4,246,875
Protective Life Corp., $3.25................................   73,300      4,562,925
Sovereign Bancorp, Inc., Series B, $3.13....................   50,000      5,825,000
St. Paul Capital LLC, Series M, $3.00.......................   50,000      3,831,250
                                                                        ------------
                                                                          40,973,175
                                                                        ------------
HEALTH CARE -- 0.6%
Medpartners, Inc., $1.44....................................  162,400      2,324,350
                                                                        ------------
TECHNOLOGY -- 1.2%
Microsoft Corp., Series A, $2.20............................   50,000      4,637,500
                                                                        ------------
UTILITIES -- 4.6%
Airtouch Communications, Inc., Series C, $2.13..............   80,000      5,380,000
CalEnergy Capital Trust, 144A*, $3.13.......................   70,000      3,176,250
Citizens Utilities Company, $2.50...........................   85,000      4,058,750
Sprint Corp., $2.63.........................................  101,000      5,555,000
                                                                        ------------
                                                                          18,170,000
                                                                        ------------
Total Convertible Preferred Stocks (Cost $112,096,189)...............    130,417,247
                                                                        ------------

                                                 MATURITY    PRINCIPAL
                                          RATE     DATE       AMOUNT
                                          ----   --------   -----------
CONVERTIBLE BONDS -- 60.7%
BASICS -- 2.0%
Agnico Eagle Mines, Ltd.................  3.50%  01/27/04   $ 6,350,000      3,786,187
Coeur D'Alene Mines Corp. 144A..........  7.25%  10/31/05     4,400,000      3,916,000
                                                                          ------------
                                                                             7,702,187
                                                                          ------------

---------------
See Notes to Financial Statements.

                                                         MATURITY    PRINCIPAL       VALUE
              DESCRIPTION                 RATE             DATE       AMOUNT        (NOTE 2)
              -----------                 ----           --------   -----------   ------------
CONVERTIBLE BONDS -- (CONTINUED)
CAPITAL GOODS -- 4.8%
Mark IV Industries, Inc. 144A*..........  4.75%          11/01/04   $ 3,000,000   $  2,853,750
Thermo Electron Corp. 144A..............  4.25%          01/01/03     3,300,000      3,931,125
U.S. Filter Corp........................  4.50%          12/15/01     3,500,000      3,850,000
USA Waste Services, Inc.................  4.00%          02/01/02     4,725,000      5,209,312
WMX Technologies, Inc...................  2.00%          01/24/05     4,000,000      3,240,000
                                                                                  ------------
                                                                                    19,084,187
                                                                                  ------------
CONSUMER CYCLICALS -- 16.6%
CUC International, Inc. 144A*...........  3.00%          02/15/02     5,000,000      6,687,500
Family Golf Centers, Inc. 144A*.........  5.75%          10/15/04     4,400,000      4,867,500
Hilton Hotels Corp......................  5.00%          05/15/06     4,180,000      4,441,250
Home Depot, Inc.........................  3.25%          10/01/01     4,100,000      6,027,000
Magna International, Inc. 144A..........  4.88%          02/15/05     4,100,000      4,182,000
Nine West Group, Inc. 144A*.............  5.50%          07/15/03     4,400,000      3,646,500
Omnicom Group, Inc. 144A................  2.25%          01/06/13     4,400,000      4,911,500
Pep Boys, Inc...........................  4.46%(dagger)  09/20/11     8,800,000      4,928,000
Personnel Group of America, Inc.,
  144A*.................................  5.75%          07/01/04     3,500,000      4,655,000
Protection One Alarm Monitoring, Inc....  6.75%          09/15/03     5,155,000      6,424,419
Rite Aid Corp. 144A.....................  5.25%          09/15/02     5,300,000      6,154,625
Saks Holdings, Inc......................  5.50%          09/15/06     4,500,000      4,179,375
Tower Automotive, Inc. 144A*............  5.00%          08/01/04     4,000,000      4,410,000
                                                                                  ------------
                                                                                    65,514,669
                                                                                  ------------
ENERGY -- 5.0%
Halter Marine Group, Inc. 144A*.........  4.50%          09/15/04     4,000,000      3,720,000
Key Energy Group, Inc. 144A*............  5.00%          09/15/04     4,100,000      3,423,500
Loews Corporation.......................  3.13%          09/15/07     4,500,000      4,365,000
Parker Drilling Corp....................  5.50%          08/01/04     3,800,000      3,952,000
Seacor Holdings, Inc....................  5.38%          11/15/06     1,300,000      1,413,750
Seacor Holdings, Inc. 144A*.............  5.38%          11/15/06     2,700,000      2,936,250
                                                                                  ------------
                                                                                    19,810,500
                                                                                  ------------
FINANCIAL SERVICES -- 5.1%
Bank Atlantic Bancorp, Inc..............  5.63%          12/01/07     4,400,000      4,994,000
Berkshire Hathaway, Inc.................  1.00%          12/02/01     3,200,000      5,340,000
Penn Treaty American Corp...............  6.25%          12/01/03       890,000      1,123,625
Penn Treaty American Corp...............  6.25%          12/01/03     3,310,000      4,178,875
USF & G Corp............................  2.71%(dagger)  03/03/09     6,000,000      4,545,000
                                                                                  ------------
                                                                                    20,181,500
                                                                                  ------------

---------------
See Notes to Financial Statements.

                                                         MATURITY    PRINCIPAL       VALUE
              DESCRIPTION                 RATE             DATE       AMOUNT        (NOTE 2)
              -----------                 ----           --------   -----------   ------------
CONVERTIBLE BONDS -- (CONTINUED)
HEALTH CARE -- 11.6%
Alza Corp...............................  4.06%(dagger)  07/14/14   $10,000,000   $  5,162,500
Alza Corp...............................  5.00%          05/01/06     4,800,000      5,544,000
Atria Communities, Inc. 144A............  5.00%          10/15/02     4,400,000      4,867,500
Carematrix Corp. 144A*..................  6.25%          08/15/04     4,500,000      4,668,750
Centocor, Inc. 144A.....................  4.75%          02/15/05     2,620,000      2,659,300
Dura Pharmaceuticals, Inc...............  3.50%          07/15/02     4,200,000      3,622,500
NCS Healthcare, Inc. 144A*..............  5.75%          08/15/04     4,310,000      4,633,250
Phycor, Inc.............................  4.50%          02/15/03     4,500,000      4,218,750
Roche Holdings, Inc. Notes 144A.........  4.14%(dagger)  04/20/10     5,000,000      3,050,000
Roche Holdings, Inc. Notes 144A.........  4.89%(dagger)  05/06/12     9,000,000      4,556,250
Tenet Healthcare Corp...................  6.00%          12/01/05     3,000,000      2,767,500
                                                                                  ------------
                                                                                    45,750,300
                                                                                  ------------
HEALTHCARE SERVICES -- 6.4%
Alternative Living Services.............  5.25%          12/15/02     3,935,000      4,840,050
American Retirement Corp................  5.75%          10/01/02     4,200,000      4,583,250
ARV Assisted Living, Inc................  6.75%          04/01/06     4,765,000      4,330,194
FPA Medical Management 144A*............  6.50%          12/15/01     2,875,000      3,054,688
Omnicare, Inc. 144A*....................  5.00%          12/01/07     4,400,000      5,076,500
Sunrise Assisted Living Inc. 144A*......  5.50%          06/15/02     2,430,000      3,137,738
                                                                                  ------------
                                                                                    25,022,420
                                                                                  ------------
TECHNOLOGY -- 7.5%
Adaptec, Inc............................  4.75%          02/01/04       500,000        445,000
Adaptec, Inc. 144A*.....................  4.75%          02/01/04     2,775,000      2,469,750
Atmel Corp. 144A, 3.25%, due 6/1/02;
  8.25%, beginning 6/1/00 (double dagger) 3.25%          06/01/02     4,100,000      3,582,375
Itron, Inc..............................  6.75%          03/31/04       900,000        990,000
Itron, Inc. 144A*.......................  6.75%          03/31/04     3,000,000      3,300,000
Kent Electronics Corp...................  4.50%          09/01/04     5,075,000      4,237,625
Motorola, Inc. LYON.....................  1.80%(dagger)  09/27/13     3,350,000      2,520,875
Photronics Inc..........................  6.00%          06/01/04     2,600,000      3,331,250
Solectron Corp. 144A....................  6.00%          03/01/06     2,700,000      4,201,875
Xilinx, Inc. 144A.......................  5.25%          11/01/02     4,000,000      4,270,000
                                                                                  ------------
                                                                                    29,348,750
                                                                                  ------------

---------------
See Notes to Financial Statements.

                                                         MATURITY    PRINCIPAL       VALUE
              DESCRIPTION                 RATE             DATE       AMOUNT        (NOTE 2)
              -----------                 ----           --------   -----------   ------------
CONVERTIBLE BONDS -- (CONTINUED)
UTILITIES -- 1.7%
Bell Atlantic Financial Services 144A...  5.75%          04/01/03   $ 2,170,000   $  2,243,238
U.S. Cellular, Corp. LYON...............  5.81%(dagger)  06/15/15    12,000,000      4,440,000
                                                                                  ------------
                                                                                     6,683,238
                                                                                  ------------
Total Convertible Bonds (Cost
  $224,986,736).........................                                           239,097,751
                                                                                  ------------
TOTAL INVESTMENTS -- 98.9% (COST
  $354,219,987)(a)......................                                           389,270,951
OTHER ASSETS IN EXCESS OF LIABILITIES --
  1.1%..................................                                             4,400,069
                                                                                  ------------
NET ASSETS -- 100.0%....................                                          $393,671,020
                                                                                  ============

---------------

  Percentages indicated are based on net assets of $393,671,020.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............................  $47,484,918
Unrealized depreciation..............................  (12,433,954)
                                                       -----------
Net unrealized appreciation..........................  $35,050,964
                                                       ===========
    144A  --   Security was purchased pursuant to Rule 144A under the
               Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 17.8% of net
               assets.
       *       144A Security registration under the Securities Act of 1933 will occur for this security upon sale of this security.
(dagger)            Rate shown is the effective yield at year end date.
(double dagger)     Step-up Bond.
    LYON  --   Liquid Yield Option Note: Callable, zero coupon securities priced at a deep discount from par. They include a "put"
               feature that enables holders to redeem them at a specific
               date, at a specific price. Put prices reflect fixed interest rates and therefore increase over time.
  PRIDES  --   Preferred Redeemable Increased Dividend Securities.
    PEPS  --   Premium Exchangeable Participating Shares -- each PEP is
               exchangeable for 1.25 American Depository Shares of Amway
               Japan on 2/15/99.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $354,219,987)....  $389,270,951
 Cash.......................................................     2,703,263
 Interest and dividends receivable..........................     2,849,766
 Receivable for capital shares sold.........................       558,713
 Receivable for investment securities sold..................       795,987
 Other assets...............................................        42,436
                                                              ------------
Total Assets................................................   396,221,116
                                                              ------------
LIABILITIES:
 Payable for capital shares redeemed........................       944,692
 Payable for investment securities purchased................     1,085,000
 Investment advisory fees payable...........................       134,320
 Administration fees payable................................        59,893
 Shareholder service fees payable (A Shares)................        74,363
 Shareholder service fees payable (K Shares)................           481
 Distribution fees payable (K Shares).......................         5,691
 Transfer agent fees payable................................       139,050
 Legal fees payable.........................................         3,937
 Other accrued expenses.....................................        84,016
 Other liabilities..........................................        18,653
                                                              ------------
Total Liabilities...........................................     2,550,096
                                                              ------------
NET ASSETS..................................................  $393,671,020
                                                              ============
Net Assets:
 A Shares...................................................  $391,142,965
 K Shares...................................................     2,528,055
                                                              ------------
Total.......................................................  $393,671,020
                                                              ============
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................    22,641,045
 K Shares...................................................       146,670
                                                              ------------
Total.......................................................    22,787,715
                                                              ============
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................  $      17.28
                                                              ============
 Maximum Sales Charge (A Shares)............................         4.50%
 Maximum Offering Price per share (A Shares)
   (Net Asset Value of A Shares/(100% -- Maximum Sales
     Charge))...............................................  $      18.09
                                                              ============
 K Shares -- Net asset value, offering and redemption price
   per share................................................  $      17.24
                                                              ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     22,788
 Additional paid-in capital.................................   352,605,530
 Accumulated undistributed net investment income............     2,096,055
 Accumulated net realized gains on investment
   transactions.............................................     3,895,683
 Net unrealized appreciation on investments.................    35,050,964
                                                              ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $393,671,020
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends.................................................  $ 6,157,082
  Interest..................................................   10,060,025
                                                              -----------
    Total Income............................................   16,217,107
                                                              -----------
EXPENSES:
  Investment advisory fees..................................    1,637,658
  Administration fees.......................................      727,852
  Shareholder service fees (A Shares).......................      905,435
  Shareholder service fees (K Shares).......................        4,372
  Distribution fees (K Shares)..............................       13,115
  Custodian and fund accounting fees........................       84,824
  Transfer agent fees.......................................      475,299
  Legal fees................................................       16,238
  Other expenses............................................      216,271
                                                              -----------
    Total Expenses..........................................    4,081,064
  Less: Fee waivers.........................................       (4,372)
      Expenses paid by third parties........................      (44,448)
                                                              -----------
Total Net Expenses..........................................    4,032,244
                                                              -----------
NET INVESTMENT INCOME.......................................   12,184,863
                                                              -----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investment transactions..............   40,172,797
  Net change in unrealized appreciation on investments......   15,462,278
                                                              -----------
  Net realized/unrealized gains on investments..............   55,635,075
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $67,819,938
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                         ---------------------------
                                                         FEBRUARY 28,   FEBRUARY 28,
                                                             1998           1997
                                                         ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................  $ 12,184,863   $  9,227,095
  Net realized gains on investment transactions........    40,172,797     48,284,940
  Net change in unrealized appreciation on
    investments........................................    15,462,278    (10,670,170)
                                                         ------------   ------------
Change in net assets resulting from operations.........    67,819,938     46,841,865
                                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares...........................................   (11,941,341)    (9,043,759)
    K Shares...........................................       (44,897)        (2,046)(a)
  Net realized gains from investment transactions:
    A Shares...........................................   (58,050,678)   (22,450,057)
    K Shares...........................................      (294,934)       (15,970)(a)
                                                         ------------   ------------
Change in net assets from shareholder distributions....   (70,331,850)   (31,511,832)
                                                         ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................    95,805,004     76,079,488
  Dividends reinvested.................................    65,580,717     30,042,288
  Cost of shares redeemed..............................   (75,563,249)   (57,837,148)
                                                         ------------   ------------
Change in net assets from capital share transactions...    85,822,472     48,284,628
                                                         ------------   ------------
Change in net assets...................................    83,310,560     63,614,661
NET ASSETS
  Beginning of Year....................................   310,360,460    246,745,799
                                                         ------------   ------------
  End of Year (including undistributed net investment
    income of $2,096,055 and $1,897,430,
    respectively)......................................  $393,671,020   $310,360,460
                                                         ============   ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- 57.9%
AEROSPACE/AIRLINES -- 0.9%
  AMR Corporation**.........................................  4,500    $    569,531
  Boeing Co.................................................  19,200      1,041,600
  FDX Corporation**.........................................  10,960        698,015
                                                                       ------------
                                                                          2,309,146
                                                                       ------------
AUTOMOBILES -- 0.7%
  Ford Motor Co.............................................  12,700        718,344
  General Motors Corp.......................................  15,700      1,082,319
                                                                       ------------
                                                                          1,800,663
                                                                       ------------
BANKS -- 5.4%
  Banc One Corp.............................................  55,990      3,163,435
  Chase Manhattan Corp......................................  16,000      1,985,000
  Citicorp..................................................  25,500      3,378,750
  U.S.Bancorp...............................................  21,200      2,439,325
  Wells Fargo & Co..........................................  7,600       2,447,200
                                                                       ------------
                                                                         13,413,710
                                                                       ------------
BEVERAGES -- 1.4%
  Coca-Cola Co..............................................  33,400      2,294,162
  PepsiCo, Inc..............................................  37,200      1,360,125
                                                                       ------------
                                                                          3,654,287
                                                                       ------------
BUILDING MATERIALS -- 0.3%
  Masco Corp................................................  14,800        804,750
                                                                       ------------
CHEMICALS -- 1.5%
  E.I. Du Pont de Nemours & Co..............................  14,700        901,294
  Monsanto Corp.............................................  26,000      1,322,750
  Praxair, Inc..............................................  5,500         262,969
  W.R. Grace & Co...........................................  13,500      1,133,156
                                                                       ------------
                                                                          3,620,169
                                                                       ------------
COMPUTER SOFTWARE/HARDWARE -- 5.0%
  First Data Corp...........................................  54,300      1,846,200
  Hewlett-Packard Co........................................  25,100      1,681,700
  IBM.......................................................  21,700      2,266,294

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
COMPUTER SOFTWARE/HARDWARE -- (CONTINUED)
  Microsoft Corp.**.........................................  67,400   $  5,712,150
  Seagate Technology, Inc.**................................  32,800        797,450
                                                                       ------------
                                                                         12,303,794
                                                                       ------------
CONTAINERS & PACKAGING -- 0.1%
  Bemis Co., Inc............................................  6,300         283,894
                                                                       ------------
COSMETICS/HOUSEHOLD PRODUCTS -- 2.4%
  Gillette Co...............................................  15,100      1,628,912
  Kimberly-Clark Corp.......................................  24,300      1,353,206
  Newell Co.................................................  14,200        651,425
  Procter & Gamble Co.......................................  26,200      2,225,362
                                                                       ------------
                                                                          5,858,905
                                                                       ------------
ELECTRIC UTILITIES -- 0.9%
  Duke Energy Co............................................  23,200      1,289,050
  GPU, Inc..................................................  25,700      1,032,819
                                                                       ------------
                                                                          2,321,869
                                                                       ------------
ELECTRONIC PRODUCTS -- 2.5%
  General Electric Co.......................................  81,200      6,313,300
                                                                       ------------
ELECTRONIC SEMICONDUCTORS -- 1.2%
  Intel Corp................................................  19,200      1,722,000
  National Semiconductor Corp.**............................  53,700      1,282,088
                                                                       ------------
                                                                          3,004,088
                                                                       ------------
FINANCIAL SERVICES -- 3.5%
  American Express..........................................  24,300      2,188,519
  Equifax, Inc..............................................  27,400        984,687
  Household International, Inc..............................  17,200      2,233,850
  Morgan Stanley Group, Inc.................................  20,100      1,400,719
  Providian Financial Corporation...........................  32,600      1,850,050
                                                                       ------------
                                                                          8,657,825
                                                                       ------------
FOOD -- 1.2%
  Archer Daniels Midland Co.................................  38,600        866,087
  Ralston Purina Group......................................  15,100      1,531,706
  Sara Lee Corp.............................................  9,900         559,350
                                                                       ------------
                                                                          2,957,143
                                                                       ------------
FOOD CHAINS -- 0.2%
  Albertson's, Inc..........................................  12,000        561,750
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
GAS UTILITIES -- 0.3%
  Columbia Energy Group, Inc................................  11,100   $    847,069
                                                                       ------------
HOSPITAL CARE -- 1.3%
  Baxter International, Inc.................................  15,100        855,038
  Boston Scientific Corp.**.................................  21,600      1,290,600
  Johnson & Johnson Co......................................  13,500      1,019,250
                                                                       ------------
                                                                          3,164,888
                                                                       ------------
HOTEL & MOTELS -- 0.3%
  Hilton Hotels Corp........................................  10,600        316,012
  Starwood Hotels & Resorts.................................  7,532         426,029
                                                                       ------------
                                                                            742,041
                                                                       ------------
INSURANCE-PROPERTY & CASUALTY -- 0.7%
  Progressive Corp..........................................  14,000      1,622,250
                                                                       ------------
LEISURE -- 0.7%
  Disney (Walt) Co..........................................  12,400      1,388,025
  Mattel, Inc...............................................  7,700         325,806
                                                                       ------------
                                                                          1,713,831
                                                                       ------------
MANUFACTURING -- MACHINERY -- 0.6%
  Illinois Tool Works, Inc..................................  22,900      1,372,569
                                                                       ------------
MEDIA -- 1.1%
  ACNielsen Corp.**.........................................      1              25
  Gannett, Inc..............................................  5,200         335,725
  McGraw Hill Companies.....................................  4,900         370,562
  Meredith Corp.............................................  6,600         283,387
  Time Warner, Inc..........................................  12,300        830,250
  Tribune Co................................................  12,700        819,944
                                                                       ------------
                                                                          2,639,893
                                                                       ------------
MULTI-INDUSTRY -- 3.0%
  Cendant Corp.**...........................................  55,030      2,063,625
  Dover Corp................................................  41,200      1,591,350
  Ikon Office Solutions, Inc................................  36,900      1,206,169
  Tyco International Ltd....................................  49,400      2,507,050
                                                                       ------------
                                                                          7,368,194
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
NATURAL ENERGY -- 1.0%
  Coastal Corp..............................................  16,100   $  1,024,362
  Williams Cos., Inc........................................  42,600      1,392,488
                                                                       ------------
                                                                          2,416,850
                                                                       ------------
OIL DOMESTIC & CRUDE -- 0.6%
  Pennzoil Co...............................................  10,600        709,537
  USX -- Marathon Group.....................................  19,500        673,969
                                                                       ------------
                                                                          1,383,506
                                                                       ------------
OIL INTERNATIONAL -- 2.0%
  Chevron Corp..............................................  9,900         803,138
  Exxon Corp................................................  36,500      2,331,438
  Mobil Corp................................................  14,900      1,079,319
  Texaco, Inc...............................................  14,500        809,281
                                                                       ------------
                                                                          5,023,176
                                                                       ------------
OIL SERVICE -- 0.6%
  Halliburton Co............................................  10,700        497,550
  Schlumberger, Ltd.........................................  6,500         489,937
  Western Atlas, Inc.**.....................................  7,700         584,719
                                                                       ------------
                                                                          1,572,206
                                                                       ------------
PAPER PRODUCTS -- 0.3%
  Champion International Corp...............................  7,700         393,181
  International Paper Co....................................  7,600         354,350
                                                                       ------------
                                                                            747,531
                                                                       ------------
PHARMACEUTICALS -- 7.5%
  Bristol-Meyers Squibb Co..................................  29,500      2,955,531
  Lilly, (Eli) & Co.........................................  27,800      1,829,588
  Medtronic, Inc............................................  22,300      1,184,688
  Merck & Co., Inc..........................................  48,000      6,123,000
  Pfizer, Inc...............................................  30,800      2,725,800
  Schering-Plough Corp......................................  16,800      1,277,850
  Warner Lambert Co.........................................  16,400      2,398,500
                                                                       ------------
                                                                         18,494,957
                                                                       ------------
PHOTOGRAPHY -- 0.1%
  Eastman Kodak Co..........................................  4,200         275,625
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
RAILROADS -- 0.4%
  Burlington Northern Santa Fe..............................  5,900    $    587,788
  Union Pacific Corp........................................  6,100         311,100
                                                                       ------------
                                                                            898,888
                                                                       ------------
RESTAURANTS -- 0.7%
  McDonald's Corp...........................................  21,100      1,155,225
  Sysco Corp................................................  12,700        597,694
                                                                       ------------
                                                                          1,752,919
                                                                       ------------
RETAIL -- 2.2%
  CVS Corp..................................................  13,000        962,812
  Home Depot, Inc...........................................  21,200      1,352,825
  Nordstrom, Inc............................................  19,200      1,101,000
  Wal-Mart Stores, Inc......................................  44,800      2,074,800
                                                                       ------------
                                                                          5,491,437
                                                                       ------------
RETAIL MANUFACTURING -- 0.7%
  Costco Companies, Inc.**..................................  14,200        694,025
  Dayton Hudson Corp........................................  13,600      1,051,450
                                                                       ------------
                                                                          1,745,475
                                                                       ------------
TELECOMMUNICATIONS -- 2.6%
  3 Com Corp.**.............................................  38,900      1,390,675
  Cisco Systems, Inc.**.....................................  44,850      2,954,494
  Lucent Technologies, Inc..................................  18,400      1,994,100
                                                                       ------------
                                                                          6,339,269
                                                                       ------------
TELEPHONE -- 3.0%
  AT&T Corp.................................................  27,300      1,661,888
  Bell Atlantic Corp........................................  14,500      1,301,375
  GTE Corp..................................................  27,800      1,504,675
  MCI Communications Corp...................................  50,600      2,419,313
  Sprint Corp...............................................  8,300         547,800
                                                                       ------------
                                                                          7,435,051
                                                                       ------------
TOBACCO -- 1.0%
  Philip Morris Cos., Inc...................................  59,100      2,567,156
                                                                       ------------
Total Common Stocks (Cost $104,458,793).....................            143,480,074
                                                                       ------------

---------------
See Notes to Financial Statements.

                                 RATINGS
                               S&P/MOODY'S            MATURITY   PRINCIPAL      VALUE
                               (UNAUDITED)    RATE      DATE       AMOUNT      (NOTE 2)
                               -----------   ------   --------   ----------   ----------
CORPORATE OBLIGATIONS -- 16.1%
CORPORATE BONDS -- 14.0%
  AESOP Funding II Series
    1997-1, Class A1.........   AAA/Aaa      6.220%   10/20/01   $1,000,000   $1,006,366
  AON Corp...................    AA-/A3      7.400%   10/01/02    1,000,000    1,046,250
  Capital One Bank...........  BBB-/Baa3     7.000%   04/30/01    1,400,000    1,419,250
  Citibank Credit Card Master
    Trust, ZCB...............   AAA/Aaa      0.000%   02/07/03    3,500,000    2,878,106
  Citibank Credit Card Master
    Trust I, ZCB.............   AAA/Aaa      0.000%   08/15/06    2,000,000    1,341,832
  Enron Corp.................  BBB+/Baa2     6.450%   11/15/01    1,100,000    1,109,625
  Federated Department
    Stores...................  BBB-/Baa2     8.125%   10/15/02    1,000,000    1,072,500
  Finova Capital Corp........   A-/Baa1      6.625%   09/15/01    2,200,000    2,227,500
  First Union Corp...........    A-/A2       6.550%   10/15/05    3,600,000    3,685,500
  Ford Motor Credit Co.......    A+/A1       5.750%   01/25/01    2,500,000    2,484,375
  General Growth Properties,
    Series 1, Class A2,
    144A(double dagger)......    NR/Aaa      6.602%   11/15/07    1,600,000    1,634,116
  General Motors Acceptance
    Corp.....................    A-/A3       7.125%   05/01/01    2,000,000    2,055,000
  General Motors Acceptance
    Corp.....................    A-/A3       6.875%   07/15/01    2,000,000    2,042,500
  James River Corp...........  BBB-/Baa3     8.375%   11/15/01    1,250,000    1,335,938
  PSE & G Capital Corp.......   BBB/Baa2     6.740%   10/23/01    1,100,000    1,112,375
  Sears Roebuck Acceptance
    Corp.....................    A-/A2       7.000%   06/15/07    1,500,000    1,554,375
  TCI Communications Inc.....   BBB/Ba1      6.375%   09/15/99      950,000      951,188
  The Money Store Home Equity
    Trust, Series
    1996 -- B................   AAA/Aaa      7.380%   05/15/17    3,500,000    3,571,148
  Time Warner, Inc...........   BBB-/Ba1     7.950%   02/01/00    1,200,000    1,245,000
  Williams Cos., Inc.........  BBB-/Baa2     6.125%   02/01/01    1,000,000      998,750
                                                                              ----------
                                                                              34,771,694
                                                                              ----------
MEDIUM TERM NOTES -- 2.1%
  Banco Latinoamericano,
    144A.....................   NR/Baa2      6.590%   10/16/01    1,400,000    1,393,000
  Bear Stearns & Co..........     A/A2       6.125%   02/01/03    1,100,000    1,086,250

---------------
See Notes to Financial Statements.

                                 RATINGS
                               S&P/MOODY'S            MATURITY   PRINCIPAL      VALUE
                               (UNAUDITED)    RATE      DATE       AMOUNT      (NOTE 2)
                               -----------   ------   --------   ----------   ----------
CORPORATE OBLIGATIONS -- (CONTINUED)
MEDIUM TERM NOTES -- (CONTINUED)
  Korea Development Bank.....     BB+/Ba1        7.125%    09/17/01   $ 1,550,000  $ 1,439,563
  Paine Webber Group, Inc....    BBB+/Baa1       7.015%    02/10/04     1,250,000    1,278,125
                                                                                   -----------
                                                                                     5,196,938
                                                                                   -----------
Total Corporate Obligations (Cost $39,433,070)...................................   39,968,632
                                                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.2%
  Federal Home Loan Mortgage
    Corp. Pool #297505......                    8.000%    06/01/17         9,082        9,593
  Federal Home Loan Mortgage
    Corp. Pool #533301......                   10.500%    04/01/19        18,764       20,641
  Federal Home Loan Mortgage
    Corp. Pool #544066......                    8.000%    12/01/19         7,775        8,184
  Federal National Mortgage
    Association Pool #1997-
    M5 Cl-C.................                    6.740%    08/25/07     2,000,000    2,036,620
  FGLMC Pool #D66935........                    7.500%    01/01/26       305,429      314,019
  FGLMC Pool #D66969........                    7.500%    01/01/26       735,224      756,361
  FGLMC Pool #D68671........                    7.500%    02/01/26       528,148      543,002
  FGLMC Pool #D69671........                    7.500%    03/01/26        27,416       28,196
  FGLMC Pool #D69839........                    7.500%    04/01/26       455,663      468,621
  FGLMC Pool #D69930........                    7.500%    04/01/26       382,236      393,106
  FGLMC Pool #D70086........                    7.500%    04/01/26       507,491      521,923
  FGLMC Pool #D70402........                    7.500%    03/01/26        93,310       96,080
  FGLMC Pool #D71116........                    7.500%    05/01/26        96,290       98,998
  FGLMC Pool #D71404........                    7.500%    05/01/26     1,156,727    1,189,621
  FHLMC Pool #E60891........                    6.500%    07/01/10     2,728,208    2,750,374
  FHLMC Pool #G10304........                    6.500%    04/01/09       714,797      717,701
  FNCI Pool #400028.........                    6.500%    02/01/13     3,000,000    3,010,313
  FNCL Pool #251116.........                    8.000%    08/01/27     6,677,014    6,921,142
  FNCL Pool #313349.........                   10.000%    01/01/27     1,109,983    1,204,678
  FNCL Pool #325602.........                    6.500%    10/01/10       421,022      424,048
  GNMA Pool #146301.........                   10.000%    02/15/16        62,957       69,115
  GNMA Pool #187160.........                    7.000%    03/01/28    10,500,000   10,618,125
  GNSF Pool #231236.........                    9.000%    01/15/20       232,624      253,269
  GNSF Pool #234214.........                    8.000%    03/15/20        97,921      102,879
  GNSF Pool #258039.........                    9.000%    01/15/20       179,566      195,502
  GNSF Pool #276635.........                    9.000%    10/15/19       208,872      227,409
  GNSF Pool #278853.........                    9.000%    11/15/19       301,987      328,788
  GNSF Pool #283578.........                    8.000%    01/15/20        64,353       67,611
  GNSF Pool #295283.........                    7.500%    11/15/22       704,265      727,374
  GNSF Pool #311456.........                    8.000%    04/15/22       462,647      483,610

---------------
See Notes to Financial Statements.

                                                      MATURITY   PRINCIPAL      VALUE
                                             RATE       DATE       AMOUNT      (NOTE 2)
                                            -------   --------   ----------   ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
  GNSF Pool #312656.........                 8.000%   02/15/22   $  345,837   $  361,832
  GNSF Pool #316108.........                 8.000%   03/15/22      392,371      410,396
  GNSF Pool #316859.........                 8.000%   03/15/22      686,448      717,767
  GNSF Pool #317275.........                 8.000%   02/15/22       12,443       13,015
  GNSF Pool #318567.........                 8.000%   01/15/22       13,644       14,279
  GNSF Pool #321799.........                 8.000%   04/15/22      378,404      395,550
  GNSF Pool #323085.........                 8.000%   05/15/22      778,828      814,118
  GNSF Pool #326465.........                 7.000%   11/15/23      966,375      981,777
  GNSF Pool #342065.........                 8.000%   11/15/22      298,631      311,509
  GNSF Pool #350519.........                 7.000%   06/15/23       17,460       17,744
  GNSF Pool #369671.........                 7.000%   12/15/23    2,030,952    2,063,320
  GNSF Pool #371045.........                 8.000%   02/15/24      232,488      242,151
  GNSF Pool #373336.........                 7.500%   05/15/22      609,550      628,789
  GNSF Pool #373346.........                 7.500%   06/15/22      677,934      699,332
  GNSF Pool #388995.........                 7.500%   07/15/22      797,372      822,539
  GNSF Pool #389002.........                 7.500%   08/15/22      608,161      627,356
  GNSF Pool #780227.........                 8.000%   12/15/22      164,554      171,188
  GNSF Pool #780330.........                 9.000%   12/15/19    1,048,306    1,136,101
                                                                              ----------
Total U.S. Government Agency Obligations (Cost $44,344,593)................   45,015,666
                                                                              ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
  Vendee Mortgage Trust,
    Series 1998-1, Class 2,
    Interest Only Obligation
    (Cost $1,222,827).......                 0.455%   02/15/28   53,505,678    1,230,631
                                                                              ----------
CERTIFICATES OF DEPOSIT -- YANKEE -- 0.7%
  BHP Finance(dagger) (Cost
    $1,553,415).............                 6.420%   03/01/26    1,600,000    1,626,000
                                                                              ----------
U.S. GOVERNMENT OBLIGATIONS -- 5.3%
U.S. TREASURY BONDS -- 3.3%
  U.S. Treasury Bond........                 8.125%   08/15/21    6,000,000    7,571,879
  U.S. Treasury Bond........                 6.375%   08/15/27      500,000      529,750
                                                                              ----------
                                                                               8,101,629
                                                                              ----------
U.S. TREASURY STRIPS -- 2.0%
  U.S. Treasury Strips*.....                6.050%*   02/15/13    5,900,000    2,433,926
  U.S. Treasury Strips*.....                6.180%*   08/15/23   12,000,000    2,645,279
                                                                              ----------
                                                                               5,079,205
                                                                              ----------
Total U.S. Treasury Obligations (Cost $12,444,249).........................   13,180,834
                                                                              ----------

---------------
See Notes to Financial Statements.

                                                                           VALUE
                                                             SHARES        NOTES
                                                            ---------   ------------
TEMPORARY INVESTMENTS -- 5.4%
  Temporary Investment Cash Fund..........................  6,747,969   $  6,747,969
  Temporary Investment Fund...............................  6,747,969      6,747,969
                                                                        ------------
Total Temporary Investments (Cost $13,495,939)............                13,495,938
                                                                        ------------
TOTAL INVESTMENTS -- 104.1% (COST $216,952,886)(A)........               257,997,775
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.1%)...........               (10,199,247)
                                                                        ------------
NET ASSETS -- 100.0%......................................              $247,798,528
                                                                        ============

---------------

Percentages indicated are based on net assets of $247,798,528.
(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............................  $43,391,541
Unrealized depreciation..............................  $(2,346,652)
                                                       -----------
Net unrealized appreciation..........................  $41,044,889
                                                       ===========

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.2% of net assets.
FGLMC -- Federal Home Loan Mortgage Corporation  -- Gold.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNCI -- Federal National Mortgage Association -- 15 Year Fixed.
FNCL -- Federal National Mortgage Association -- 30 Year Fixed.
GNMA -- Government National Mortgage Association.
GNSF -- Government National Mortgage Association -- 30 Year Fixed.
ZCB -- Zero Coupon Bond.
NR -- Not Rated.
*  Effective Yield.
** Non-income producing security.
(dagger)        Foreign Issuer.
(double dagger) Private Placement Security.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $216,952,886).....  $257,997,775
 Interest and dividends receivable..........................     1,144,638
 Receivable for capital shares sold.........................       283,099
 Receivable for investment securities sold..................     1,316,492
 Prepaid expenses...........................................           898
                                                              ------------
Total Assets................................................   260,742,902
                                                              ------------
LIABILITIES:
 Payable for capital shares redeemed........................       399,083
 Payable for investment securities purchased................    12,219,945
 Investment advisory fees payable...........................        74,915
 Administration fees payable................................        57,532
 Shareholder service fees payable (A Shares)................         9,262
 Shareholder service fees payable (K Shares)................           309
 Shareholder service fees payable (SRF Shares)..............        37,603
 Audit fees payable.........................................        35,301
 Distribution fees payable (K Shares).......................           990
 Transfer agent fees payable................................        10,516
 Other accrued expenses.....................................        98,918
                                                              ------------
Total Liabilities...........................................    12,944,374
                                                              ------------
NET ASSETS..................................................  $247,798,528
                                                              ============
Net Assets:
 A Shares...................................................  $ 49,239,679
 K Shares...................................................     1,666,565
 SRF Shares.................................................   196,892,284
                                                              ------------
Total.......................................................  $247,798,528
                                                              ============
Shares Outstanding ($0.001 par value, 400 million shares
 authorized):
 A Shares...................................................     2,299,985
 K Shares...................................................        78,014
 SRF Shares.................................................    11,841,110
                                                              ------------
Total.......................................................    14,219,109
                                                              ============
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................  $      21.41
                                                              ============
 Maximum Sales Charge (A Shares)............................         4.50%
   Maximum Offering Price per share (A Shares) (Net Asset
     Value of A Shares/(100% -- Maximum Sales Charge))......  $      22.42
                                                              ============
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................  $      21.36
                                                              ============
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................  $      16.63
                                                              ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $      1,422
 Additional paid-in capital.................................   201,307,487
 Accumulated undistributed net investment income............       951,491
 Accumulated net realized gains on investment
   transactions.............................................     4,493,239
 Net unrealized appreciation on investments.................    41,044,889
                                                              ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $247,798,528
                                                              ============

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Investment Income from Master Investment Trust, Series
   I -- Asset Allocation Portfolio (a):
   Interest income..........................................  $   337,434
   Dividend income..........................................       98,956
                                                              -----------
                                                                  436,390
                                                              -----------
 Expenses...................................................       30,161
 Less: Fee waivers and expense reimbursements...............      (15,096)
                                                              -----------
                                                                   15,065
                                                              -----------
Net Investment Income from Master Investment Trust, Series
 I -- Asset Allocation Portfolio............................      421,325
 Interest income............................................    4,684,847
 Dividend income............................................    1,210,143
                                                              -----------
Total Income................................................    6,316,315
                                                              -----------
EXPENSES:
 Investment advisory fees...................................      650,191
 Administration fees........................................      258,691
 Administrative and Shareholder service fees (K Shares).....        2,466
 Shareholder service fees (A Shares)........................      103,328
 Shareholder service fees (SRF Shares) (b)..................      325,357
 Distribution fees (K Shares)...............................        4,923
 Accounting fees............................................       85,965
 Custodian fees.............................................       33,250
 Transfer agent fees........................................       65,521
 Registration fees..........................................       39,214
 Reports to shareholders....................................       81,963
 Amortization of organization costs.........................       13,826
 Audit fees.................................................       10,199
 Legal fees.................................................        1,537
 Directors' fees............................................       11,159
 Other expenses.............................................        3,250
                                                              -----------
   Total Expenses...........................................    1,690,840
 Less: Fee waivers and expense reimbursements...............      (31,996)
                                                              -----------
Total Net Expenses..........................................    1,658,844
                                                              -----------
NET INVESTMENT INCOME.......................................    4,657,471
                                                              -----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS (A):
 Net realized gains on investment transactions..............   16,121,025
 Net change in unrealized appreciation on investments.......   10,917,084
                                                              -----------
 Net realized/unrealized gains on investments...............   27,038,109
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $31,695,580
                                                              ===========

---------------

(a) On June 23, 1997, the Fund withdrew its investments in Master Investment Trust Series I and engaged Bank of America to manage its investments directly.

(b) SRF Shares were first issued on June 23, 1997.
See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                       ---------------------------
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1998           1997
                                                       ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............................  $  4,657,471   $    712,729
  Net realized gain on investment transactions.......    16,121,025      2,440,559
  Net change in unrealized appreciation on
    investments......................................    10,917,084      1,517,990
                                                       ------------   ------------
Change in net assets resulting from operations.......    31,695,580      4,671,278
                                                       ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares.........................................      (948,423)      (682,373)
    K Shares.........................................       (16,758)        (3,691)(a)
    SRF Shares (b)...................................    (2,815,255)            --
  Net realized gains from investment transactions
    A Shares.........................................    (3,507,686)      (998,763)
    K Shares.........................................       (82,265)       (15,739)(a)
    SRF Shares (b)...................................    (9,820,897)            --
                                                       ------------   ------------
Change in net assets from shareholder
  distributions......................................   (17,191,284)    (1,700,566)
                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued........................   208,437,645     15,869,326
  Dividends reinvested...............................    16,979,819      1,651,877
  Cost of shares redeemed............................   (27,709,016)    (7,260,804)
                                                       ------------   ------------
Change in net assets from capital share
  transactions.......................................   197,708,448     10,260,399
                                                       ------------   ------------
Change in net assets.................................   212,212,744     13,231,111
NET ASSETS
  Beginning of Year..................................    35,585,784     22,354,673
                                                       ------------   ------------
  End of Year (including undistributed net investment
    income of $951,491 and $137,447,
    respectively.)...................................  $247,798,528   $ 35,585,784
                                                       ============   ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Period from June 23, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Capital Income Fund (the "Capital Income Fund") and Pacific Horizon Asset Allocation Fund (the "Asset Allocation Fund"), collectively the "Funds" individually the "Fund".

    On June 23, 1997 the Seafirst Asset Allocation Fund was reorganized with the Asset Allocation Fund in a tax free reorganization. Pursuant to the terms of the reorganization, the Seafirst Asset Allocation Fund transferred all of its assets and liabilities, including $27,278,341 unrealized appreciation, to the Asset Allocation Fund in exchange for SRF Shares of the Asset Allocation Fund. In connection with the reorganization, the Seafirst Asset Allocation Fund's shareholders received 11,715,709 SRF shares of the Asset Allocation Fund (valued at $185,025,928). The aggregate net assets of the Asset Allocation Fund and the Seafirst Asset Allocation Fund immediately before the reorganization were $40,269,960 and $185,025,928, respectively. Immediately following the reorganization the net assets of the Asset Allocation Fund were $225,295,888. As a result of this reorganization the Asset Allocation Fund began issuing three classes of shares, A shares, K shares (effective July 22, 1996) and SRF shares.

    The Capital Income Fund offers A Shares and effective July 22, 1996, began offering K Shares. A Shares and SRF Shares have a Shareholder Services Plan, while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Capital Income Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. The Asset Allocation Fund seeks to obtain long term growth from capital appreciation, dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories, bonds, equity securities and cash equivalents.

    Prior to June 23, 1997, the Asset Allocation Fund sought to achieve its investment objective by investing substantially all of its assets in the Asset

Allocation Portfolio of Master Investment Trust Series I, which had the same investment objective as that of the Asset Allocation Fund. Effective June 23, 1997, the Asset Allocation Fund withdrew its investment in the Asset Allocation Portfolio and began investing its assets directly in securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Funds' investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997, The BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by PFPC for these services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Fund. Prior to such date, Concord Financial Group Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those of estimates.

PORTFOLIO VALUATIONS:

    The Funds value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of the valuation. Bid price is used when no ask price is available. The Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND RELATED INCOME/EXPENSES:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

    Prior to June 23, 1997, the Asset Allocation Fund recorded its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses were allocated daily to investors in the

Portfolio based upon the value of their investments in the Portfolio. Such investments were adjusted on a daily basis.

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Asset Allocation Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared and paid as a dividend, quarterly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts primarily due to paydown adjustments for tax purposes:

                                                                       ACCUMULATED
                                                       ACCUMULATED     NET REALIZED
                                                      UNDISTRIBUTED    GAIN/(LOSS)
                                                      NET INVESTMENT        ON
                                                          INCOME       INVESTMENTS
                                                      --------------   ------------
Asset Allocation Fund...............................     $(62,991)       $62,991

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement and an Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.45% and 0.40% of the Capital Income Fund and the Asset Allocation Fund, respectively, of average daily net assets. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.20% and 0.15%, of the average daily net assets of the Capital Income and Asset Allocation Fund, respectively. During the period March 1, 1997 through September 15, 1997, the Funds had an Administration Agreement with BISYS. Pursuant to the terms of the former administration agreement, BISYS was entitled to the same fee in effect under the current Administration agreement for administrative services provided. For the period ended September 15, 1997, BISYS agreed to waive $17,413 of its fee as Administrator for the Asset Allocation Fund.

    For the year ended February 28, 1998, PDI and the Former Distributor advised the Funds that it retained $86,359 and $10,024 from commissions earned on sales of the Capital Income Fund's and Asset Allocation Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $563,216 and $80,281 from commissions earned on sales of shares of the Capital Income Fund and Asset Allocation Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund paid to PDI and the Former Distributor for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1998, the Capital Income Fund and Asset Allocation Fund incurred charges of $905,435 and $103,328, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI and the Former Distributor retained $54,546 and $3,724 from the Capital Income Fund and Asset Allocation Fund, respectively, and affiliates of Bank of America retained $772,752 and $86,340, respectively. For the same period, shareholder services fees of $2,708 were waived by the Asset Allocation Fund. The Plan provides that if, in any month, the fees paid to PDI and the Former Distributor are less than the costs incurred by PDI and the Former Distributor, the excess costs will be included in future computations of the fee, provided that any excess cost will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay PDI and the Former Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds paid for expenses incurred in connection with shareholder services provided by PDI and the Former Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1998, PDI and the Former Distributor received fees of $17,487 and $7,389 for the Capital Income Fund and Asset Allocation Fund, respectively, pursuant to Distribution and Administrative Plans. The Funds were advised that of these amounts PDI and the Former Distributor retained $2,122, and $1,393 from the Capital Income Fund and Asset Allocation Fund and affiliates of Bank of America retained $990 from the Capital Income Fund. For the same period, shareholder services fees of $4,372 and $59 were waived by the Capital Income Fund and Asset Allocation Fund, respectively.

    The Asset Allocation Fund has a Shareholder Services Plan under which the Fund paid PDI and the Former Distributor for shareholder servicing expenses incurred in connection with the SRF shares. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for SRF shares. For the year ended February 28, 1998, Asset Allocation Fund incurred charges of $325,357, pursuant to the Plan. The Fund was advised that of this amount the affiliates of Bank of America retained $313,527. For the same period, shareholder services fees of $11,816 were waived by The Asset Allocation Fund.

    From the period October 24, 1997 through February 28, 1998, PFPC earned $175,304 and $11,481 from the Capital Income Fund and Asset Allocation Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities, BISYS Ohio earned $299,995 and $54,040 from the Capital Income Fund and Asset Allocation Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Capital Income Fund and Asset Allocation Fund incurred legal charges totaling $16,238 and $1,537, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applica-ble percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director shall be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,988 and $1,663 for the Capital Income Fund and Asset Allocation Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1998, the cost of purchases and the proceeds from sales of Capital Income Fund's securities (excluding short-term investments) amounted to $273,653,743 and $241,810,245, respectively. The cost of purchases and the proceeds from sales of Asset Allocation Fund's securities (excluding short-term investments) amounted to $179,165,420 and $188,155,070, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of common stock of the Funds are summarized below:

                                                 CAPITAL INCOME FUND
                                     --------------------------------------------
                                                      YEAR ENDED
                                     --------------------------------------------
                                      FEBRUARY 28, 1998        FEBRUARY 28, 1997
                                     --------------------     -------------------
                                     SHARES      AMOUNT       SHARES     AMOUNT
                                     -------   ----------     ------   ----------
A SHARES (000'S)
  Issued...........................   5,211    $   94,279     4,375    $   75,024
  Reinvested.......................   3,816        65,240     1,793        30,024
  Redeemed.........................  (4,209)      (75,226)    (3,373)     (57,813)
                                     -------   ----------     ------   ----------
Net increase.......................   4,818    $   84,293     2,795    $   47,235
                                     =======   ==========     ======   ==========

                                                 CAPITAL INCOME FUND
                                     --------------------------------------------
                                                      YEAR ENDED
                                     --------------------------------------------
                                      FEBRUARY 28, 1998        FEBRUARY 28, 1997
                                     --------------------     -------------------
                                     SHARES      AMOUNT       SHARES     AMOUNT
                                     -------   ----------     ------   ----------
K SHARES
  Issued...........................  84,437    $1,526,087     61,106   $1,055,431
  Reinvested.......................  20,132       340,801     1,082        18,016
  Redeemed.........................  (18,691)    (337,379)    (1,396)     (24,309)
                                     -------   ----------     ------   ----------
Net increase.......................  85,878    $1,529,509     60,792(a) $1,049,138(a)
                                     =======   ==========     ======   ==========

                                                ASSET ALLOCATION FUND
                                     --------------------------------------------
                                                      YEAR ENDED
                                     --------------------------------------------
                                      FEBRUARY 28, 1998        FEBRUARY 28, 1997
                                     --------------------     -------------------
                                     SHARES      AMOUNT       SHARES     AMOUNT
                                     -------   ----------     ------   ----------
A SHARES (000'S)
  Issued...........................     734    $   14,942       825    $   15,144
  Reinvested.......................     211         4,243        90         1,632
  Redeemed.........................    (441)       (8,989)     (395)       (7,251)
                                     -------   ----------     ------   ----------
Net increase.......................     504    $   10,196       520    $    9,525
                                     =======   ==========     ======   ==========
K SHARES
  Issued...........................  58,580    $1,194,200     37,991   $  724,963
  Reinvested.......................   4,918        99,023     1,051        19,438
  Redeemed.........................  (24,034)    (485,133)     (491)       (9,394)
                                     -------   ----------     ------   ----------
Net increase.......................  39,464    $  808,090     38,551(a) $  735,007(a)
                                     =======   ==========     ======   ==========
SRF SHARES (000)(B)
  Issued...........................  12,164    $  192,302        --    $       --
  Reinvested.......................     797        12,637        --            --
  Redeemed.........................  (1,120)      (18,235)       --            --
                                     -------   ----------     ------   ----------
Net Increase.......................  11,841    $  186,704        --    $       --
                                     =======   ==========     ======   ==========

---------------

(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Period from June 23, 1997 (inception date) to February 28,
     1998.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             YEAR ENDED
                                          --------------------------------------------------------------------------------
                                          FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                              1998           1997(A)            1996             1995             1994
                                          ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR...................................    $ 17.35          $ 16.42           $13.65           $15.42           $13.32
                                            -------          -------           ------           ------           ------
Income from Investment
Operations:
 Net investment income..................       0.58             0.57             0.62             0.57             0.50
 Net realized and unrealized gains
   (losses) on investment
   transactions.........................       2.89             2.34             2.84            (1.43)            2.36
                                            -------          -------           ------           ------           ------
 Total income (loss) from investment
   operations...........................       3.47             2.91             3.46            (0.86)            2.86
                                            -------          -------           ------           ------           ------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income....................      (0.59)           (0.57)           (0.69)           (0.54)           (0.48)
 Dividends to shareholders from net
   realized gains on investment
   transactions.........................      (2.95)           (1.41)              --            (0.37)           (0.28)
                                            -------          -------           ------           ------           ------
 Total Dividends and Distributions......      (3.54)           (1.98)           (0.69)           (0.91)           (0.76)
                                            -------          -------           ------           ------           ------
 Net change in net asset value per
   share................................      (0.07)            0.93             2.77            (1.77)            2.10
                                            -------          -------           ------           ------           ------
 NET ASSET VALUE PER SHARE, END OF
   YEAR.................................    $ 17.28          $ 17.35           $16.42           $13.65           $15.42
                                            =======          =======           ======           ======           ======
Total return (excludes sales charge)....      21.54%           18.53%           25.96%            (5.61%)            21.85%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions)...    $   391          $   309           $  247           $  198           $  191
 Ratio of expenses to average net
   assets...............................       1.10%            1.18%            1.23%            0.97%            0.46%
 Ratio of net investment income (loss)
   to average net assets................       3.35%            3.40%            4.05%            4.48%            4.19%
 Ratio of expenses to average net
   assets*..............................       1.12%**          1.19%**          1.26%**          1.14%            1.20%
 Ratio of net investment income to
   average net assets*..................       3.33%              (b)              (b)            4.31%            3.45%
 Portfolio turnover rate................         69%             124%              57%              94%             103%
 Average commission rate paid (c).......    $0.0175          $0.0210           $   --           $   --           $   --

---------------

  * During the year, certain fees were During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1998 and 1997 and
     February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(b)  There were no waivers or reimbursements during the period.
(c) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        PERIOD
                                                      YEAR ENDED        ENDED
                                                     FEBRUARY 28,    FEBRUARY 28,
                                                         1998          1997(a)
                                                     ------------    ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD
Income from Investment Operations:.................    $ 17.30         $ 16.24
                                                       -------         -------
  Net investment income
  Net realized gains on investment transactions....       0.48            0.32
Total income from investment operations............       2.89            2.43
                                                       -------         -------
Less: Dividends and Distributions:.................       3.37            2.75
                                                       -------         -------
  Dividends to shareholders from net investment
    income.........................................      (0.48)          (0.28)
  Distributions to shareholders from net realized
    gains on investment transactions...............      (2.95)          (1.41)
                                                       -------         -------
Total Dividends and Distributions..................      (3.43)          (1.69)
                                                       -------         -------
Net change in net asset value per share............      (0.06)           1.06
                                                       -------         -------
NET ASSET VALUE PER SHARE, END OF PERIOD...........    $ 17.24         $ 17.30
                                                       =======         =======
Total return.......................................      20.97%          17.47% (d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...........    $     3         $     1
  Ratio of expenses to average net assets..........       1.60%           1.66% (c)
  Ratio of net investment income to average net
    assets.........................................       2.85%           2.85% (c)
  Ratio of expenses to average net assets*.........       1.86%           1.91% (c)**
  Ratio of net investment income to average net
    assets*........................................       2.59%           2.60% (c)
  Portfolio turnover rate..........................         69%            124%
  Average commission rate paid (b).................    $0.0175         $0.0210

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Fees paid by third parties had no effect on the ratios.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR ENDED                              PERIOD
                                   ---------------------------------------------------------      ENDED
                                   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                       1998         1997(b)          1996           1995         1994(a)
                                   ------------   ------------   ------------   ------------   ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF PERIOD.............    $ 19.40        $ 17.52        $ 15.15        $ 14.84        $ 15.00
                                     -------        -------        -------        -------        -------
Income from Investment Operations:
 Net investment income...........       0.52           0.48           0.52           0.48           0.03
 Net realized and unrealized
   gains (losses) on investment
   transactions..................       3.72           2.50           2.86           0.24          (0.19)
                                     -------        -------        -------        -------        -------
Total income (loss) from
 investment operations...........       4.24           2.98           3.38           0.72          (0.16)
                                     -------        -------        -------        -------        -------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........      (0.47)         (0.46)         (0.53)         (0.41)            --
 Dividends to shareholders from
   net realized gains on
   investment transactions.......      (1.76)         (0.64)         (0.48)            --             --
                                     -------        -------        -------        -------        -------
Total Dividends and
 Distributions...................      (2.23)         (1.10)         (1.01)         (0.41)            --
                                     -------        -------        -------        -------        -------
Net change in net asset value per
 share...........................       2.01           1.88           2.37           0.31          (0.16)
                                     -------        -------        -------        -------        -------
NET ASSET VALUE PER SHARE, END OF
 PERIOD..........................    $ 21.41        $ 19.40        $ 17.52        $ 15.15        $ 14.84
                                     =======        =======        =======        =======        =======
Total return (excludes sales
 charge).........................      23.07%         17.64%         22.80%          5.03%         (1.07%)(double dagger)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period
   (000).........................    $49,240        $34,838        $22,355        $ 5,694        $   666
 Ratio of expenses to average net
   assets........................       1.03%          1.25%          0.62%          0.00%          0.00%(dagger)
 Ratio of net investment income
   (loss) to average net
   assets........................       2.67%          2.59%          3.49%          4.25%          4.20%(dagger)
 Ratio of expenses to average net
   assets*.......................       1.09%          1.94%          2.92%          7.89%         83.95%(dagger)
 Ratio of net investment income
   to average net assets*........       2.61%          1.90%          1.19%         (3.64%)       (79.75%)(dagger)
 Portfolio turnover rate.........         67%           116%           157%           142%            67%
 Average commission rate
   paid(c).......................    $0.0615        $0.0440             --             --             --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
        (dagger)  Annualized.
 (double dagger)  Not annualized.
(a)  Period from January 13, 1994 (inception date) to February
     28, 1994.
(b) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(c) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                            YEAR ENDED    PERIOD ENDED
                                                           FEBRUARY 28,   FEBRUARY 28,
                                                               1998          1997(a)
                                                           ------------   -------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD...........    $ 19.40         $ 17.23
                                                             -------         -------
Income from Investment Operations:
  Net investment income..................................       0.41            0.19
  Net realized gains/(losses) on investment
    transactions.........................................       3.66            2.80
                                                             -------         -------
Total income from investment operations..................       4.07            2.99
                                                             -------         -------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment income...      (0.36)          (0.18)
  Distributions to shareholders from net realized gains
    on investment transactions...........................      (1.75)          (0.64)
                                                             -------         -------
Total Dividends and Distributions........................      (2.11)          (0.82)
                                                             -------         -------
Net change in net asset value per share..................       1.96            2.17
                                                             -------         -------
NET ASSET VALUE PER SHARE, END OF PERIOD.................    $ 21.36         $ 19.40
                                                             =======         =======
Total return.............................................      22.10%          17.69%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)......................    $ 1,667         $   748
  Ratio of expenses to average net assets................       1.52%           1.94%(dagger)
  Ratio of net investment income to average net assets...       2.17%           2.31%(dagger)
  Ratio of expenses to average net assets*...............       1.58%           3.26%(dagger)
  Ratio of net investment income to average net
    assets*..............................................       2.11%           0.99%(dagger)
  Portfolio turnover rate................................         67%            116%
  Average commission rate paid(b)........................    $0.0615         $0.0440

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
       (dagger)  Annualized.
(double dagger)  Not annualized.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                                 JUNE 23,
                                                                 1997(a)
                                                                 THROUGH
                                                               FEBRUARY 28,
                                                                   1998
                                                              --------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............     $  15.79
                                                                 --------
Income from Investment Operations:
  Net investment income.....................................         0.30
  Net realized and unrealized gains (losses) on investment
    transactions............................................         1.65
                                                                 --------
Total income from investment operations.....................         1.95
                                                                 --------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.24)
  Distributions to shareholders from net realized gains.....        (0.87)
                                                                 --------
Total Dividends and Distributions...........................        (1.11)
                                                                 --------
Net change in net asset value per share.....................         0.84
                                                                 --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................     $  16.63
                                                                 ========
Total Return................................................        13.56%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........................     $196,892
  Ratio of expenses to average net assets...................         0.95%(dagger)
  Ratio of net investment income (loss) to average net
    assets..................................................         2.73%(dagger)
  Ratio of expenses to average net assets*..................         0.97%(dagger)
  Ratio of net investment income to average net assets*.....         2.71%(dagger)
  Portfolio turnover rate...................................           67%(double dagger)
  Average commission rate paid(b)...........................     $ 0.0615

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
        (dagger)  Annualized.
 (double dagger)  Not Annualized.
(a) Date of commencement of operations of SRF Shares of the Fund.
(b) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon Capital Income Fund and Pacific Horizon Asset Allocation Fund (two of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ......................................................................
First Name                                  Last Name

 ......................................................................
Street Address

 ......................................................................
City                             State                   Zip Code

 ......................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ......................................................................
 Name of Broker

 ......................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                                         Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money
                                              Market Fund

Additional Comments:

 ......................................................................
 ......................................................................
 ......................................................................
 ......................................................................
 ......................................................................
 ......................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

                                      LOGO

                    Provident Distributor, Inc., Distributor
GRI-0014 4/98

                          PACIFIC HORIZON INCOME FUND
                                 ANNUAL REPORT
                               February 28, 1998

                           Short-Term Government Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                       PACIFIC   HORIZON   INCOME   FUND

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
============================================================================

          ..................................

                                                                        Contents

                                      FUND FACTS                            2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                              4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                  8-9
                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER           10-14
                                      PACIFIC HORIZON SHORT-TERM
                                        GOVERNMENT FUND
                                      PORTFOLIO OF INVESTMENTS               15
                                      STATEMENT OF ASSETS
                                        AND LIABILITIES                      16
                                      STATEMENT OF OPERATIONS                17
                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                        18
                                      NOTES TO FINANCIAL STATEMENTS       19-24
                                      FINANCIAL HIGHLIGHTS                   25
                                      REPORT OF INDEPENDENT
                                           ACCOUNTANTS                       26

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds(dagger)         High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------

       * Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

---------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
[GRAPHICS]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHICS]

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
[GRAPHICS]                        OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND

KIRK HARTMAN PHOTO

KIRK HARTMAN
Chief Investment Officer
Bank of America NT&SA

The Pacific Horizon Income Funds are managed by a Bank of America NT&SA investment team led by Kirk Hartman, Chief Investment Officer.

GOAL:

The Pacific Horizon Short-Term Government Fund seeks high current income consistent with relative stability of principal.

INVESTMENTS:

The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

APPROPRIATE FOR:

Investors who want income from securities issued or guaranteed by the U.S. Government or its enterprises and relative stability of principal.

INCEPTION:

August 2, 1996

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $32 million

Q
    HOW HAS THE FUND PERFORMED DURING THE 12 MONTHS ENDED FEBRUARY 28, 1998?

A
    The Fund has performed well, delivering returns consistent with those of its benchmark, the One-Year Treasury Bill Index. For the 12 months ended February 28, 1998, the Fund has posted an annualized return after all fees of 5.99%* (without the sales charge), compared to 6.00% for the One-Year Treasury Bill Index.** Since its inception, the Fund's assets have grown from $750,000 to in excess of $32,000,0000.

Q
    HOW HAVE YOU MANAGED THE FUND SINCE ITS INCEPTION?

A
    All of our fixed-income Funds use a duration-neutral philosophy. Duration, which measures a bond's price sensitivity to changes in interest rates, is a principal component of risk and return. This means that we do not attempt to add value by trying to forecast the future direction of interest rates. We add value by investing in sectors and individual securities that offer good value, and by identifying securities that provide yields that are attractive relative to those securities with different maturities. Our relative value methodology strategy enables us to compare and select opportunities that represent some of the best values from the universe of available issues in the market.

The Fund invests in short duration securities issued by the United States government and its agencies and attempts to replicate the duration of the one-year Treasury Bill. Investments include short maturity Treasury obligations, Agency-debentures, Agency-Backed pass-through balloons and well structured Agency-Backed Collateralized Mortgage Obliga-tions (CMOs). Investments are chosen based upon their initial yield, structure and potential to provide capital appreciation. Treasuries and Agency debentures are placed strategically along the yield curve to capture the additional benefits of "rolling down the curve." Balloons and Planned Amortization Class CMOs (PAC CMOs), are used due to their higher yield spreads, relative stability, and high credit quality.***

Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND IN THE YEAR AHEAD?

A
    Our outlook is for the economy to continue to expand, albeit at a slower pace than last year. Productivity growth, imported deflation, and falling commodity prices will keep inflation low. Corporate profit and stock prices will continue to grow and the Federal Reserve Board's action which will be on hold for some time to come.

As global events unfold, the biggest uncertainty the bond market continues to grapple with is to what extent the slowdown in Asia will effect domestic economic activity as a result of diminished exports and lower corporate profitability. A survey of senior corporate officers found that most expected a minimal impact from east Asia on their bottom lines. However, many market analysts believe the full effect of the Asian contagion may be more significant than this survey suggests. Oddly enough, the flight to quality that drove yields lower has stimulated the housing sector and has caused record mortgage refinancing activity. The reduction in monthly mortgage payments, sizable tax refunds, the wealth effect from booming equity markets and average non-farm payroll gains of 343,000 over the last 6 months have given consumers the means to continue to spend. This burst of economic activity has thus far offset most of the negative effects from Asia. The opposing forces of weakness in Asia and domestic economic strength will likely keep Federal Reserve Board action on hold at least until then end of the spring, if not longer.

The growth of the Fund has enabled it to become more efficient in terms of its investments. We are now able to buy and sell larger blocks of securities at "round lot prices", which reduces transaction costs for the Fund. As the Fund gains assets, the strategy of the Fund will likely expand to include strategies involving longer duration assets, such as fixed and adjustable rate mortgage-backed securities, and fixed and floating rate agency Collateralized Mortgage Obligations. These longer duration investments will be hedged with short futures positions or options to create synthetic investments with durations similar to the benchmark. The concept of this strategy is to capture the additional yield spread associated with the mortgage product and reduce the price sensitivity with the short futures positions.

Due to the Fund's conservative structure and high credit quality, it is expected to provide competitive after-fee returns compared to its benchmark, the one-year Treasury bill. Treasury notes have become "rich" due to the flight to quality, low inflation, and reduced issuance. Therefore, we will continue to favor agency securities and Mortgage-Backed Securities. At the present time we like CMOs that have narrow payment windows and wide PAC bands. We also are inclined to add short discount balloons due to their attractive option-adjusted spreads.

---------------
 * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was 1.24% for the period. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fees. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

 ** Source: Bloomberg, using Merrill Lynch Taxable Bond Indices which reflect the One-Year Treasury Bill return. The One-Year Treasury Bill Index is an unmanaged index generally representative of the Treasury bond market as a whole, and cannot be invested in directly.

*** Information is as of February 28, 1998. The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                   LIPPER SHORT-
                                                        TERM
                                                     GOVERNMENT      MERRILL LYNCH
      MEASUREMENT PERIOD                               FUNDS         ONE-YEAR BILL
    (FISCAL YEAR COVERED)           A SHARES          AVERAGE            INDEX
8/2/96                                   9551.10             10000             10000
8/31/96                                  9456.02             10028             10019
2/28/97                                  9395.02             10371             10335
8/31/97                                    10165             10686             10658
2/28/98                                    10461             10989             10955


HOW PERFORMANCE COMPARES
The chart compares the Pacific
Horizon Short-Term Government Fund to
the Merrill Lynch One-Year Treasury
Bill Index, which is an unmanaged
index typically used as a performance
benchmark for short-term fixed income
investments.
The average of short-term government
funds as reported by Lipper
Analytical Services, Inc. measures

the performance of other funds with

                                             --------------------------------------
                                                   SHORT-TERM GOVERNMENT FUND
                                                     AVERAGE ANNUAL RETURN
                                             --------------------------------------
                                                                       A SHARES

                                                                   Without   With
                                                                    Sales    Sales
                                                                   Charge   Charge

                                             --------------------------------------

                                               1 Year                5.99%    1.24%

                                               ....................................

                                               Since Inception       5.94%    2.90%
                                               (8/2/1996)
                                             --------------------------------------

investment objectives and policies similar to those of the Pacific Horizon Short-Term Government Fund. An initial $10,000 investment in the Fund made on August 2, 1996, would now be worth $10,461. The same investment made in the Lipper Short-Term Government Funds Average would now be worth $10,989.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Short-Term Government Funds Average, nor the Merrill Lynch One-Year Treasury Bill Index may be invested in directly. The hypothetical investment in the Merrill Lynch One-Year Treasury Bill Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND
(AS OF FEBRUARY 28, 1998)
                                            QUALITY

                                            Investing in Short-Term U.S.
                                            Government Securities
                                            The Pacific Horizon Short-Term
                                            Government Fund has a policy that it
                                            will invest primarily in securities
                                            issued or guaranteed by the U.S.
                                            Government, and its agencies,
                                            instrumentalities or sponsored
                                            enterprises. The flexibility to
                                            invest in different types of
                                            securities can help to increase
                                            performance, while diversification
                                            can help to reduce risk. By
                                            investing primarily in high-quality
                                            U.S. Government securities, the Fund
                                            seeks to stabilize short-term
                                            performance.
       PORTFOLIO COMPOSITION*
    (PERCENTAGE BASED ON ASSETS)

U.S. TREASURY NOTES                26.6
CASH & EQUIVALENTS                  3.1
U.S GOVERNMENT AGENCY
OBLIGATIONS                        70.3

-----------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                MATURITY   PRINCIPAL       VALUE
                     DESCRIPTION                       RATE       DATE       AMOUNT      (NOTE 2)
                     -----------                       ----     --------   ---------     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 70.3%
Federal Farm Credit Bank Note........................  5.940%   03/19/99   $1,000,000   $ 1,002,550
Federal Home Loan Bank Discount Note.................  5.400%   04/15/98    1,050,000     1,043,185
Federal Home Loan Bank Discount Note.................  5.710%   10/01/98    4,000,000     3,997,720
Federal Home Loan Mortgage Corp., Pool 1527..........  5.500%   03/10/98      173,071       172,630
Federal Home Loan Mortgage Corp., Pool 1625..........  5.500%   06/13/98      829,806       827,322
Federal Home Loan Mortgage Corp., Pool 1645..........  5.500%   07/09/98      475,201       473,713
Federal Home Loan Mortgage Corp., Pool L70306........  5.500%   07/19/98    1,482,482     1,475,662
Federal Home Loan Mortgage Corp., Pool 1643..........  5.500%   12/05/99    2,000,000     1,979,013
Federal National Mortgage Assoc. Series 1993-68......  6.250%   09/05/98      494,164       494,286
Federal National Mortgage Assoc Series 1997-14 QA....  6.000%   09/05/98      666,967       665,144
Federal National Mortgage Assoc Series 1997-227 G....  5.500%   12/25/00    1,000,000       985,908
Government National Mortgage Assoc Series 1995-5AA...  7.000%   09/07/98      729,272       730,183
Housing & Urban Development Series 96-A..............  6.440%   08/01/99    2,500,000     2,525,742
Student Loan Marketing Association...................  7.723%   01/25/99    1,000,000     1,017,710
Student Loan Marketing Association...................  5.890%   11/17/99    2,500,000     2,502,550
Student Loan Marketing Association...................  7.500%   03/08/00    2,000,000     2,068,780
Tennessee Valley Authority Note......................  5.950%   09/15/98    1,000,000     1,000,000
                                                                                        -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
$22,959,111).........................................                                    22,962,098
                                                                                        -----------
U.S. TREASURY OBLIGATIONS -- 26.6%
U.S. Treasury Note...................................   5.88%   10/31/98    1,500,000     1,503,090
U.S. Treasury Note...................................   5.63%   11/30/98    2,250,000     2,252,115
U.S. Treasury Note...................................   6.25%   03/31/99    2,000,000     2,015,620
U.S. Treasury Note...................................   6.38%   04/30/99    2,900,000     2,927,550
                                                                                        -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $8,661,343)....                                     8,698,375
                                                                                        -----------

                                                                          SHARES
                                                                          ------
SHORT TERM INVESTMENTS -- 2.4%
Temporary Investment -- Fed Funds 5.22% (Cost
 $801,125).........................................                       801,125         801,125
                                                                                      -----------
TOTAL INVESTMENTS -- 99.3%
 (COST $32,421,579)(A).............................                                    32,461,598
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%......                                       223,646
                                                                                      -----------
NET ASSETS -- 100.0%...............................                                   $32,685,244
                                                                                      ===========

---------------
Percentages indicated are based on net assets of $32,685,244.
(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation.....................................  $58,670
Unrealized depreciation.....................................  (18,651)
                                                              -------
Net unrealized appreciation.................................  $40,019
                                                              =======

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $32,421,579)....  $32,461,598
  Interest Receivable.......................................      499,837
  Deferred organization cost................................       15,803
                                                              -----------
Total Assets................................................   32,977,238
                                                              -----------
LIABILITIES:
  Dividends payable.........................................      137,016
  Payable to Advisor........................................       49,273
  Payable for capital shares redeemed.......................       49,715
  Custodian and fund accounting fees payable................        5,942
  Transfer agent fees payable...............................       18,183
  Legal fees payable........................................          197
  Other accrued expenses....................................       31,668
                                                              -----------
Total Liabilities...........................................      291,994
                                                              -----------
NET ASSETS..................................................  $32,685,244
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
  authorized):..............................................    3,259,919
                                                              ===========
NET ASSET VALUE
  Net Asset Value and Redemption price per share............  $     10.03
                                                              ===========
  Maximum Sales Charge......................................         4.50%
  Maximum Offering Price per share (Net Asset Value / (100%
    -- Maximum Sales Charge))...............................  $     10.50
                                                              ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     3,260
  Additional paid-in capital................................   32,626,177
  Accumulated net investment income.........................        4,749
  Accumulated net realized gains on investment
    transactions............................................       11,039
  Net unrealized appreciation on investments................       40,019
                                                              -----------
NET ASSETS, FEBRUARY 28, 1998...............................  $32,685,244
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $ 1,481,494
EXPENSES:
  Investment advisory fees..................................       64,249
  Administration fees.......................................       51,399
  Shareholder service fees..................................       64,249
  Custodian and fund accounting fees........................       38,730
  Transfer agent fees.......................................       36,374
  Legal fees................................................        1,066
  Audit fees................................................       29,902
  Organizational costs......................................        4,762
  Other expenses............................................        5,617
                                                              -----------
    Total Expenses..........................................      296,348
Less: Fee waivers and expense reimbursements................     (232,078)
                                                              -----------
Total Net Expenses..........................................       64,270
                                                              -----------
NET INVESTMENT INCOME.......................................    1,417,224
                                                              -----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investment transactions..............       29,888
  Net change in unrealized appreciation on investments......       48,973
                                                              -----------
  Net realized/unrealized gains on investments..............       78,861
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $ 1,496,085
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        YEAR ENDED    PERIOD ENDED
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1998         1997(a)
                                                       ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............................  $ 1,417,224    $   269,337
  Net realized gains on investment transactions......       29,888          6,933
  Net change in unrealized
    appreciation/(depreciation) on investments.......       48,973         (8,954)
                                                       ------------   -----------
Change in net assets resulting from operations.......    1,496,085        267,316
                                                       ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................   (1,417,224)      (269,337)
  Net realized gains on investment transactions......      (12,533)        (6,933)
  Excess of net realized gains on investment
    transactions.....................................           --         (1,567)
                                                       ------------   -----------
Change in net assets from shareholder
  distributions......................................   (1,429,757)      (277,837)
                                                       ------------   -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued........................   27,125,076     17,406,395
  Dividends reinvested...............................        7,986            646
  Cost of shares redeemed............................  (10,055,621)    (1,855,045)
                                                       ------------   -----------
Change in net assets from capital share
  transactions.......................................   17,077,441     15,551,996
                                                       ------------   -----------
Change in net assets.................................   17,143,769     15,541,475
NET ASSETS
  Beginning of Period................................   15,541,475             --
                                                       ------------   -----------
  End of Period (including undistributed net
    investment income of $4,749 and $0,
    respectively.)...................................  $32,685,244    $15,541,475
                                                       ============   ===========

---------------

(a) Period from August 2, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Short-Term Government Fund (the "Fund"). The Fund commenced operations on August 2, 1996. The Fund offers A Shares only.

    The Fund seeks to provide investors with high current income, consistent with relative stability of principal.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for the Fund pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Fund, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Fund. The Fund bears all fees and expenses charged by PFPC for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Fund. Prior to such date, Concord Financial Group Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS served as distributor of the Fund. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Fund in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS

    The Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Fund records security transactions on a trade date. Interest income, including accretion of discount and amortization of premium, is accrued daily.

Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Fund's net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts primarily due to paydown adjustments for tax purposes:

                       ACCUMULATED UNDISTRIBUTED    ACCUMULATED NET REALIZED
                         NET INVESTMENT INCOME        GAIN ON INVESTMENTS
                       -------------------------    ------------------------
Short-Term Government
  Fund...............           $4,749                      ($4,749)

FEDERAL INCOME TAXES:

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an Investment Advisory and Administration Agreement with Bank of America. For the period ended September 15, 1997, the Fund had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended February 28, 1998, Bank of America agreed to waive $64,249 of its advisory fees for the Fund. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.20% of the Fund's average daily net assets. Pursuant to the terms of the former administration agreement, BISYS was entitled to the same fee in effect under the current Administration Agreement. For the year ended February 28, 1998, the administrators waived $51,399 of their administration fee for the Fund. During the same period Bank of America reimbursed $52,181 in operating expenses of the Fund.

    For the year ended February 28, 1998, the Distributor advised the Fund that it retained no commissions on sales of the Fund's shares. For the same period, Bank of America and its affiliates advised the Fund that they retained no commissions on sales of the Fund's shares.

    The Fund has a Shareholder Services Plan (the "Plan") under which PDI and the Former Distributor incurred shareholder servicing expenses in connection with A Shares of the Fund. Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets. For the year ended February 28, 1998, shareholder service fees incurred pursuant to the Plan totaled $64,249. The Plan provides that if, in any month, the fees paid to PDI and the Former Distributor are less than the costs incurred by PDI and the Former Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. PDI and the Former Distributor waived shareholder servicing fees of $64,249 during the year ended February 28, 1998.

    From the period October 24, 1997 through February 28, 1998, PFPC earned $7,218 from the Fund for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Fund as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities, BISYS Ohio earned $29,156 from the Fund for the period March 1, 1997 through October 24, 1997.

    For the year ended February 28, 1998, the Fund incurred legal charges totaling $1,066 which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,801 for the Fund, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1998, the cost of purchases and the proceeds from sales of Fund securities (excluding short-term investments) amounted to $36,439,295 and $18,580,204, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Fund are summarized below:

                                     YEAR ENDED                PERIOD ENDED
                                  FEBRUARY 28, 1998          FEBRUARY 28, 1997
                              -------------------------   -----------------------
                                SHARES        AMOUNT       SHARES       AMOUNT
                              ----------   ------------   ---------   -----------
A SHARES
  Issued....................   2,709,051   $ 27,125,076   1,739,262   $17,406,395
  Reinvested................         797          7,986          65           646
  Redeemed..................  (1,003,872)   (10,055,621)   (185,384)   (1,855,045)
                              ----------   ------------   ---------   -----------
Net increase................   1,705,976   $ 17,077,441   1,553,943(a) $15,551,996(a)
                              ==========   ============   =========   ===========

---------------
(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR ENDED    PERIOD ENDED
                                                         FEBRUARY 28,   FEBRUARY 28,
                                                             1998         1997(A)
                                                         ------------   ------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........     $10.00         $10.00
                                                            ------         ------
Income from Investment Operations:
  Net investment income................................       0.55           0.32
  Net realized gains on investment transactions........       0.03           0.01
                                                            ------         ------
Total income from investment operations................       0.58           0.33
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income.............................................      (0.55)         (0.32)
  Distributions to shareholders from net realized gains
    on investment transactions.........................         --(d)       (0.01)
                                                            ------         ------
Total Dividends and Distributions......................      (0.55)         (0.33)
                                                            ------         ------
Net change in net asset value per share................       0.03           0.00
                                                            ------         ------
NET ASSET VALUE PER SHARE, END OF PERIOD...............     $10.03         $10.00
                                                            ======         ======
Total return...........................................       5.99%          3.33% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...............     $   33         $   16
  Ratio of expenses to average net assets..............       0.25%          0.11% (b)
  Ratio of net investment income to average net
    assets.............................................       5.49%          5.53% (b)
  Ratio of expenses to average net assets*.............       1.15%          3.15% (b)
  Ratio of net investment income to average net
    assets*............................................       4.59%          2.49% (b)
  Portfolio turnover rate..............................         82%            81% (c)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as shown.

(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

(b) Annualized.

(c)  Not annualized.

(d) Amount represents less than a penny per share.

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Short-Term Government Fund (one of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Fund") at February 28, 1998, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
 Name of Broker

 ...............................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                           Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

                          [PACIFIC HORIZON FUNDS LOGO]

                    Provident Distributor, Inc., Distributor
SGV-0005 4/98

                   PACIFIC HORIZON INTERNATIONAL EQUITY FUND
                                 ANNUAL REPORT
                               February 28, 1998

                           International Equity Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                 PACIFIC  HORIZON  INTERNATIONAL  EQUITY  FUND

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                         2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                           4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER               8-9
                                      FUND OVERVIEW AND INTERVIEW
                                        WITH YOUR INVESTMENT MANAGER   10-19
                                      PACIFIC HORIZON INTERNATIONAL
                                        EQUITY FUND
                                      PORTFOLIO OF INVESTMENTS         20-26
                                      STATEMENT OF ASSETS
                                        AND LIABILITIES                   27
                                      STATEMENT OF OPERATIONS             28
                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                     29
                                      NOTES TO FINANCIAL
                                           STATEMENTS                  30-40
                                      FINANCIAL HIGHLIGHTS             41-42
                                      REPORT OF INDEPENDENT
                                           ACCOUNTANTS                    43

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds+                High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
*        Certain investors may be subject to the federal Alternative Minimum
         Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

[GRAPHICS]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

[GRAPHICS]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING
[GRAPHICS]

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND

                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND

TROND SKRAMSTAD PHOTO

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Co., LLP
Sub-Adviser to the Fund

Mr. Skramstad directs the Global Equity Strategy Group and plays a key role in the management of this Fund.

GOAL:

The Pacific Horizon International Equity Fund seeks long-term capital growth.

INVESTMENTS:

The Fund invests in a diversified portfolio of equity securities of companies that are domiciled or have their principal activities in countries outside the U.S.

APPROPRIATE FOR:

Investors who want to diversify their investments in foreign equity markets and who are prepared to accept the risks associated with such investments.

INCEPTION:

May 13, 1996

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $42 million

Q
    DESCRIBE THE FUND'S INVESTMENT STRATEGY AND OBJECTIVES.

A
    The investment objective of the Fund is to seek long-term capital growth primarily through investments in foreign equity securities. During normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of companies domiciled or having their principal activities in countries outside the U.S. The base currency of the Fund is U.S. dollars.

Wellington Management Company, LLP employs an active international equity management style based on intensive fundamental research. The Fund is managed by Wellington Management Company's Global Equity Strategy Group (GESG). Trond Skramstad, Chairman of the GESG, and Andrew S. Offit, Associate Portfolio Manager, have primary day-to-day responsibility for the Fund relying on the input of the GESG. This management team emphasizes high quality, large-cap stocks within the established markets but may also invest in smaller companies and emerging markets. The Fund will generally be fully invested, and currency management is used for defensive hedging purposes.

The cornerstone of Wellington Management's international investment approach is fundamental research. The GESG combines inputs from regional analysts, global industry analysts and global economists. As a core portfolio, the Fund will be diversified by country, industry, and company.

Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED FEBRUARY 28, 1998?

A
    The Fund had a total return of 10.32% for the 12 months ended February 28, 1998 for A Shares (without the sales charge.)* For the 12 months ended

February 28, 1998, K Shares had a total return of 9.35%. By comparison, for the 12 months ended February 28, 1998, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) all country World Free ex-US Index returned 12.1%.**

The Fund's below-benchmark performance was primarily the result of the portfolio's positioning in Japan and to a lesser extent, our strategy in Developed Asia and the United Kingdom.

- Japan

Throughout 1997, we maintained a slightly-above consensus forecast on Japanese economic growth. At that time, only the Japanese global exporters such as Toyota and Sony were maintaining their valuations and many segments of the market were close to collapse. We incorrectly concluded that one such segment, the smaller capitalization stocks with relatively high sensitivity to the domestic economy, was ready to rebound and thus built up positions in several of these stocks. In fact, many investors concluded the exact opposite and stuck only with the largest of the names in the Index. It played out that the Japanese economy did not rebound and domestic spending as of this writing remains weak. As a result, the Japanese portion of our portfolio significantly underperformed MSCI Japan.

- Developed Asia

As believers in the value of diversifying the Fund into the Asian markets of Hong Kong, Singapore, Malaysia, Australia and New Zealand, we had a slightly above benchmark weight in Developed Asia in the initial part of the year. This small bet in itself proved to be slightly negative to relative performance as these markets collapsed in the latter half of 1997. However, our stock selection was also a drag on portfolio performance. Our exposure to financial services and real estate in Hong Kong and Singapore proved costly as well as our under-exposure to Australian banks, which performed strongly on the back of falling Australian yields.

- The United Kingdom

After an extended period of British pound strength, many of the UK industrial companies had suffered a relative downgrade to their competitiveness. Our belief was that the British pound would weaken versus continental European currencies as we headed into 1998. Based on this view, we held an overweight position in companies that should benefit from this development. Subsequently, the pound did not weaken and additionally, many UK exporters were seen to have large exposure to the troubled Asian economies. As a result, the portfolio's UK exposure underperformed MSCI United Kingdom. This is a position we are re-examining in light of an increasing possibility that a politically driven and uncompetitive exchange rate parity could be set for the pound should the UK enter into European Monetary Union sometime over the next two to three years.

These areas of underperformance were in large measure offset by several positive investments during the past twelve months. Chief among these were (1) the decision to underweight Japanese stocks; (2) the Fund's overweight position in European markets and stock selection in Continental Europe; (3) the timing and execution of the Fund's investments in Latin America - where the Fund was overweight early in the year and where we trimmed before the Asian contagion started to adversely affect that region; as well as (4) an extremely small absolute position (and a significant underweight to the benchmark) in Asian emerging markets.

Q
    WHAT IS THE FUND'S BENCHMARK? WILL THE FUND'S PORTFOLIO DIFFER FROM THAT OF THE BENCHMARK?

A
    The Fund's benchmark is the MSCI All Country World Free ex-US Index. The Index is market capitalization-weighted and reflects the actual universe of opportunities for a global investor in 47 developed and emerging markets. The market capitalization profile of the Fund will, in general, be relatively similar to the MSCI All Country Free ex-US Index, with a concentration in larger capitalization stocks. Names that are smaller, i.e. with a market capitalization of less than $2 billion, however, are used on an opportunistic basis.

The portfolio management process incorporates both bottom-up fundamental security analysis as well as top-down insights. Our focus is to add value through security selection as well as by making judgments on country- and industry-level portfolio weights. As a result, the Fund typically diverges from the Index on a country, industry, and security basis.

Q
    HOW DID THE PERFORMANCES OF THE NON-US MARKETS COMPARE TO THAT OF US STOCK MARKET FOR THE 12 MONTHS ENDING FEBRUARY 28, 1998 AND SINCE THE INCEPTION PERIOD?

A
    Stock markets around the world varied dramatically by region for the 12 months ending February 28, 1998. The US stock market returned 35.1%, as measured by the total return of the S&P 500 Index***. Hurt by a strong dollar and a difficult year in the Pacific Basin countries, the MSCI All Country World Free ex-US Index rose only 12.1% in US dollar terms. As the Asian turmoil unfolded, the Pacific Basin ex-Japan Index returned - 25.2% and the Japanese equity market returned -8.2% in US dollar terms for the 12 months ending February 28, 1998. All the European markets rallied as the MSCI Europe Index was up 37.3% in US dollar terms driven by falling interest rates and an improving economic environment. In particular, Spain, Switzerland and Italy registered strong performance, posting returns of 62.1%, 57.9% and 56.8% in US dollar terms respectively. Latin American markets were mixed during the 12 month period as Brazil returned 1.9% while Mexico returned 21.3% in US dollar terms. Throughout much of the year a strong US dollar hurt returns for non-US stocks.

Q
    HOW HAVE YOU BEEN MANAGING THE FUND SINCE ITS INCEPTION?

A
    Wellington Management Company, LLP began managing the Fund in January of 1997, and the approach employed has been consistent since the Fund's inception. Currently, the Fund is invested in 27 countries and 160 equity names. The Fund's exposure by region is as follows: Europe: 62%, Japan: 14%, Pacific Basic Japan:
6%, Latin America/Canada 5%, and cash 13%****. Going forward, we intend to continue to diversify across industries and countries to take full advantage of opportunities as we find them.

Q
    WHAT IS THE OUTLOOK FOR THE FUND AND OVERSEAS MARKETS IN THE YEAR AHEAD?

A
    Outlook and Investment Strategy

EUROPE (62% OF PORTFOLIO)

The Fund benefited from its overweighted position in the European markets throughout the entire fiscal year. Stock selection in Europe also continues to be strong. The Fund's holdings in the financial sector rose sharply on actual and expected European merger and acquisition activity. For example, the Fund holds AGF, the French insurer, which rose 54% in U.S. dollar terms for the twelve months ended February 28, 1998 as it became the target of takeover bids by Germany's Allianz and Italy's Generali. Other French bank holdings, BNP (+36%) and CCF (+61%) also rose during the fiscal year as investors pushed up bank prices across the continent in anticipation of a wave of mergers as well as significant improvement in earnings growth.

In the United Kingdom, the Fund's holdings adversely affected performance as our forecast of a weaker pound versus the European continental currencies has not yet materialized. Thus, portfolio holdings which are sensitive to export earnings such as the electronics materials firm Cookson (+1%), the engineering firm BTR (-38%), and the industrial gas producer BOC (+1%) underperformed the UK market (+37%) as the strong pound hurt their competitive positioning.

In the rest of Europe, the Fund continued to benefit from positive stock selection in several smaller countries. In Denmark, the Fund's large position in Unidanmark (+43%) rose as the stock is now considered a strong regional takeover target. Finally, in Switzerland, we added a position in Roche (+32%), the global pharmaceutical, which had become more fairly valued since pulling back from the extreme levels it hit mid-summer.

We view the economic and stock market dynamics in Europe as the most positive in the world at this time. On a company by company basis, we find European management becoming increasingly focused on the bottom line. Global competition and the move to monetary union is accelerating this process, which in turn is increasing merger and acquisition activity, thus supporting equity prices. While European profits may be impacted somewhat by the Asian turmoil, the European economy has less exposure to Southeast Asia than is true for most other major regions of the world. Therefore company profits in Europe should continue to increase significantly for the rest of 1998 as economic growth continues to improve and currencies remain highly competitive. Meanwhile tight fiscal policies and still relatively high unemployment keep inflation and interest rates in check. Low inflation, continued solid profits growth, monetary union and a new sense of shareholder value will support the European stock markets in our view. We are maintaining an overweight position relative to the benchmark.

JAPAN (14% OF PORTFOLIO)

In Japan, the Fund benefited from its underweight position versus the benchmark as the Japanese market fell -8.2% in the twelve months ended February 28, 1998 versus +12.1% for the Index as a whole. During the earlier months of the fiscal year, we were slightly underweight in Japan versus the benchmark (-2% to -3%). Towards the second half of the fiscal year, we became more cautious of the economic health of Japan and we increased our underweight position to over -6% relative to the Index. We are staying underweight as corporate management and economic policy makers continue on their path of "too-little-too-late" in an overall recessionary domestic economy. This is to some extent offset by valuations that are becoming increasingly attractive on a global basis. We do not yet see a catalyst, however, for a broad based rally. For that to happen, the government must put in place meaningful measures to stimulate private consumption growth, preferably through a permanent income tax cut. We also need to see further changes in both the regulatory framework and company management attitudes to allow for the efficient use of capital through an unwinding of cross share holdings and a real possibility of hostile merger and acquisition activity.

In the meantime, given a more sluggish domestic growth outlook, we have repositioned the portfolio by adding to particularly well-positioned exporters such as Rohm, the electrical components maker, Sony, the consumer electronics giant, and domestic defensives such as NTT, the giant telecommunications company.

DEVELOPED ASIA (6% OF PORTFOLIO)

While the Fund had an overweight position, in Australia and New Zealand in particular, versus the benchmark in Developed Asia for most of the fiscal year, we trimmed our exposure over the last two months and reached an overall neutral weight versus the Index at the closing of the fiscal year. Toward the end of 1997, investments in Developed Asia negatively impacted portfolio returns. As of February 28, 1998, the Fund has slight overweight positions in Singapore (-28.5%), New Zealand (-6.6%) , and Australia (-0.6%), and underweight positions in Hong Kong (-19.0%) and Malaysia (-60.1%). Valuations for many companies in the region have greatly improved in the last few months, although the economic and political backdrop varies greatly. We continue to believe that Singaporean equities have been unfairly penalized during the recent correction. Companies in Singapore like Overseas Union Bank, which we purchased during the last quarter of 1997, have relatively solid balance sheets, and are well positioned to take advantage of changing regional competition. We are also still long-term believers in Hong Kong, and valuations there certainly have improved, but we remain cautious as the region's turmoil is likely to continue to cast a pall over this market in the short run.

EMERGING MARKETS (4% OF PORTFOLIO)

Emerging Asia (1% of portfolio)

The Fund maintained an underweight position in Emerging Asia versus the Index throughout the fiscal year, assisting in overall relative performance. Despite the Fund's small weighting in this region of the world as of February 28, 1998, small positions in Indonesia (-81.7%), the Philippines (-55.2%) and Thailand (-55.1%) were a drag on performance in absolute terms. A number of constructive steps have recently taken place in countries such as Thailand and Korea. We believe we may have passed the worst, however, the environment remains unpredictable. We also expect significant divergence among the markets. We are looking to add to the region, but are extremely selective in our approach. While we believe the long-term growth story of this region is still intact, the working out of current problems is likely to be gradual. Further major corporate bankruptcies are expected, the implementation of promised changes to fiscal and monetary policies is uncertain, and politics and the well entrenched "crony capitalism" remain obstacles to rapid reform. In the short run, we remain cautious about investing in these countries and are staying underweight Emerging Asia.

Latin America (3% of portfolio)

During the first half of the fiscal year, the Fund had an overweight position versus the benchmark in Latin America. Toward the second half of the fiscal year, the Fund held an underweight position in the region. As of February 28, 1998, the Fund has slightly above benchmark weight in Argentina (+9.9%) and Mexico (+21.3%) while Brazil (+1.9%) and Chile (-14.8%) have weights below the benchmark. We view that the contagion from the Asian crisis is not likely to pass quickly, and started trimming our Latin American holdings in the latter part of the year on a selective basis.

Q
    WHICH COUNTRIES LOOK STRONG OR WEAK?

A
    The European economies are accelerating as a result of favorable macroeconomic conditions and the move toward the monetary union. We plan to maintain an overweight position in the region. Our strategy in Japan remains cautious given the structural challenges ahead and the relatively soft economic picture. In the Pacific Basin ex-Japan region, we expect the effects of the Asian crisis will take time to resolve but we are also looking for selected opportunities. In Latin America, we are participating, but have a reduced exposure as the contagion from the Asian turmoil will remain in the near term.

Q
   HOW DOES THE DOLLAR'S STRENGTH AFFECT THE FUND'S PERFORMANCE?

A
    As the Fund's currency denomination is in U.S. dollars, when the value of the U.S. dollar declines, foreign investments such as the Fund increase in value for a U.S. dollar-based investor. Conversely, if the U.S. dollar appreciates, non-U.S. securities decrease in value in U.S. dollar terms. For example, if the Fund owns 100 shares of a Japanese stock trading at 1,500 yen, the investment is worth 150,000 yen. If the exchange rate is 100 yen per dollar, the investment is worth $1,500 (150,000 / 100). If the yen subsequently appreciates against the dollar by 5% to a rate of 95 yen per dollar, and the share price of the stock is unchanged, the value of the investment would increase by the same 5% to approximately $1,579 (150,000 / 95). The Fund's currency exposure will normally be unhedged. The Fund's currency exposures are carefully monitored, however, and may be selectively hedged as circumstances warrant. For example, the Fund has been holding put options on the Brazilian Real since July 1997.

Q
    WHO SHOULD CONSIDER INVESTING IN THIS FUND?

A
    Investors looking for broad based exposure to investment opportunities in equity markets outside the U.S. as well as those with other assets, such as U.S. equities, can potentially achieve an overall portfolio risk reduction by investing in the Fund.

Depending on the investor's time horizon, most long-term investors should have a greater percentage of their assets in equities versus bonds, cash, or tangibles. Of this equity portion, it is advisable to have a component invested internationally as the diversification provides for a better risk-return profile over the long-term. Globally diversified portfolios, those invested in many countries, are less volatile than single country portfolios. However, while international investing generally improves an investor's risk and return profile, international investments can also involve risks not usually associated with domestic investments. These may include currency risk, as well as the risks associated with political uncertainty. In addition, capital market structures around the globe vary, as do accounting techniques. While these factors can contribute to the risk of international investing, they also present opportunities for the experienced international investor to deliver attractive, long-term returns.
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was 5.33% for the period. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder serving fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

  ** The Morgan Stanley Capital Index (MSCI) All Country World Free ex-U.S.
     Index is an unmanaged index generally representative of the international equity market as a whole (excluding the U.S.) and cannot be invested in directly. The S&P 500 is an index typically used to represent the large-capitalization U.S. equity market as a whole, and cannot be invested in directly.

 *** Source: Standard & Poors Micropal, 1998. The S & P 500 is an unmanaged index generally representative of the equity market as a whole and cannot be invested in directly.

**** The composition of the Fund's holdings is subject to change.

The performance data quoted represents performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT
       PERIOD                                                   LIPPER           MSCI ALL
       (FISCAL                                              INTERNATIONAL        COUNTRY
        YEAR                                                 EQUITY FUND        WORLD FREE
      COVERED)             A SHARES          K SHARES          AVERAGE        EX-U.S. INDEX
5/13/96                         9551.10          10000.00             10000             10000
8/31/96                         9283.67              9720              9807              9774
2/28/97                         9475.68           9891.04             10528             10175
8/31/97                         9921.04           9891.04             11182             10783
2/28/98                        10454.00             10816             11982             11412


HOW PERFORMANCE COMPARES
The chart compares the Pacific Horizon
International Equity Fund to the
Morgan Stanley Capital International
(MSCI) All Country World Free ex-U.S.
Index, which is an unmanaged index
typically used as a performance
benchmark for international equity
investments.
As illustrated, the Fund tracked the
performance of other international
equity funds. The average of
international equity funds as reported
by Lipper Analytical Services, Inc.
measures the performance of other
funds with investment objectives and
policies similar to those of the
Pacific Horizon International Equity
Fund. An initial $10,000 investment in


                                             ------------------ ----------------------------------


                                                         INTERNATIONAL EQUITY FUND
                                                          AGGREGATE TOTAL RETURN


                                             ------------------------------------------------------

                                                                       A SHARES      K SHARES*

                                                                    Without   With
                                                                     Sales   Sales
                                                                    Charge   Charge

                                             ------------------------------------------------------

                                               1 Year                10.32%   5.33%      9.35%

                                              -----------------------------------------------------

                                               Since Inception        5.15%   2.50%      4.46%

                                               (5/13/96)

                                               ----------------------------------------------------


Performance quoted is not annualized. Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

the Fund made on May 13, 1996 would now be worth $10,454 for A Shares. The same investment made in the Lipper International Equity Fund Average would now be worth $11,982. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $10,816.*

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon International Equity Fund distributed a total Capital Gain Dividend of $0.270588 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.009955.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

The performance data quoted represents past performance and is not an indication of future results. The investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost.

* The inception date of the K Shares (the date K shares were initially funded) was July 22, 1996. The K shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper International Equity Fund Average, nor the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index may be invested in directly. The hypothetical investment in the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND
(AS OF FEBRUARY 28, 1998)

A WORLD OF INVESTMENT OPPORTUNITY

An investment in the Pacific Horizon International Equity Fund offers shareholders the potential to take advantage of the expanding universe of international equity investments.

As you can see on the chart below, stocks of companies headquartered outside the United States increasingly make up a larger portion of the world's capital markets.

U.S. versus non-U.S. securities, as a percent of the World's Capital Markets

                      1970                 1997
                      ----                 ----
Non-U.S.               34%                  51%
U.S.                   66%                  49%


Primary areas of investment opportunity currently include the countries in the adjacent table, which reflects the current largest country holdings of the MSCI All Country World Free ex-U.S. Index as of December 31, 1997.

        TOP TEN COUNTRIES IN MSCI(dagger)*
       ALL COUNTRY FREE EX-U.S. INDEX
              (AS OF 12/31/97)
           PERCENT OF NET ASSETS
          AS OF FEBRUARY 28, 1998
--------------------------------------------
                                    FUND
                                 ALLOCATION
                        MSCI        AS A
                       COUNTRY   PERCENT OF
                       WEIGHTS   NET ASSETS
--------------------------------------------
  Japan                21.3%       14.1%
 ............................................
  United Kingdom       18.3%       18.3%
 ............................................
  Germany               8.3%        9.1%
 ............................................
  France                6.8%        7.7%
 ............................................
  Switzerland           6.6%        6.2%
 ............................................
  Netherlands           4.8%        6.2%
 ............................................
  Canada                4.4%        1.7%
 ............................................
  Italy                 3.4%        1.5%
 ............................................
  Hong Kong             2.4%        .80%
 ............................................
  Australia             2.3%        2.7%
--------------------------------------------
TOTAL                  78.6%       68.3%
--------------------------------------------

(dagger) Calculation is based on investment securities and futures contracts.

* The composition of the Fund's holdings is subject to change.

The International Equity Fund employs a "blue-chip" approach to the world's markets. The Fund aims to select stocks from major industries in the 47 countries represented by the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index. Fund managers will strive to add value by carefully screening stocks to select what they believe to be the best stocks in each industry, with a focus on stock of large, well-established companies.

Source: MSCI, 1998

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                            VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   ----------
COMMON STOCKS -- 87.2%
ARGENTINA -- 0.9%
 Banco de Galicia ADR.......................................      2,702   $   67,212
 Banco de Galicia y Buenos Aires S.A. de C.V................     15,863       97,285
 Telefonica de Argentina SA ADR.............................      5,500      197,656
                                                                          ----------
                                                                             362,153
                                                                          ----------
AUSTRALIA -- 2.7%
 Australia & New Zealand Bank Group Ltd.....................     27,000      185,777
 Rio Tinto Ltd..............................................     13,700      179,943
 CSR Ltd....................................................     40,000      132,708
 Goodman Fielder Ltd........................................     82,398      142,579
 News Corp. Ltd.............................................     55,832      355,632
 WMC Ltd....................................................     47,717      161,886
                                                                          ----------
                                                                           1,158,525
                                                                          ----------
BRAZIL -- 1.4%
 Centrais Electricas Brasileiras ADR........................      3,550       79,786
 Companhia Energetica de Minas Gerais.......................  1,485,000       63,597
 Companhia Energetica de Minas Gerais ADR...................        900       32,670
 Petroleo Brasiliero S.A....................................    685,000      155,165
 Telebras ADR...............................................      1,666      203,981
 Telecomunicacoes Brasilieras S.A...........................    356,000       43,470
                                                                          ----------
                                                                             578,669
                                                                          ----------
CANADA -- 1.7%
 Canadian Imperial Bank.....................................      3,200      101,972
 Canadian Imperial Bank of Commerce.........................      4,100      130,688
 Canadian National Railway Co...............................      2,800      173,950
 Canadian Pacific, Ltd......................................     11,200      320,600
                                                                          ----------
                                                                             727,210
                                                                          ----------
CHILE -- 0.3%
 CIA Telecome Chile ADR.....................................      4,200      114,450
 Embotelladora Andina S.A. Series B ADR.....................        500        8,875
                                                                          ----------
                                                                             123,325
                                                                          ----------
DENMARK -- 1.9%
 Novo Nordisk A/S...........................................      1,350      201,964
 Unidanmark A/S.............................................      8,540      619,672
                                                                          ----------
                                                                             821,636
                                                                          ----------

---------------
See Notes to Financial Statements.

                                                                            VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   ----------
COMMON STOCKS -- (CONTINUED)
FINLAND -- 1.7%
 Kesko......................................................     10,400   $  170,242
 Metsa Serla-B Shares.......................................     30,500      271,220
 Oy Nokia AB................................................      1,870      187,160
 Rauma Oy...................................................      5,000       82,119
                                                                          ----------
                                                                             710,741
                                                                          ----------
FRANCE -- 7.7%
 Assurance Generales de France (b)..........................      7,090      384,815
 Axa -- UAP.................................................      1,870      180,880
 Banque Nationale de Paris..................................      7,839      473,743
 Compagnie de Saint Gobain..................................      1,730      242,342
 Compagnie Generale des Eaux................................        980      154,179
 Credit Commercial de France................................      2,000      147,834
 Elf Aquitaine..............................................      4,570      520,096
 Compagnie Generale des Etablissements Michelin.............      3,060      189,451
 Rhone-Poulenc..............................................      4,711      217,088
 Societe Generale...........................................      1,875      282,669
 Total S.A..................................................      4,190      459,647
                                                                          ----------
                                                                           3,252,744
                                                                          ----------
GERMANY -- 9.1%
 Adidas AG..................................................      1,290      203,300
 Allianz AG.................................................        180       57,528
 Bayer AG (b)...............................................     18,180      772,877
 Degussa AG (b).............................................      4,700      241,635
 Dresdner Bank AG...........................................      7,440      340,481
 Hornbach Holdings AG.......................................      2,970      209,482
 Karstadt AG................................................      1,175      407,905
 MAN AG.....................................................      1,260      378,328
 Mannesmann AG (b)..........................................        980      592,938
 Metallgesellschaft AG......................................      7,300      148,433
 ProSieben Media AG 144A....................................      7,120      357,028
 VEBA AG....................................................      2,000      134,894
                                                                          ----------
                                                                           3,844,829
                                                                          ----------
HONG KONG -- 0.8%
 Hutchison Whampoa Ltd......................................     36,000      254,570
 New World Development Co., Ltd.............................     14,302       52,738
 Sun Hung Kai Properties....................................      1,600       11,986
                                                                          ----------
                                                                             319,294
                                                                          ----------
INDIA -- 0.2%
 Ranbaxy Laboratories Ltd. GDR..............................        900       23,625
 State Bank of India GDR....................................      2,000       39,700
                                                                          ----------
                                                                              63,325
                                                                          ----------

---------------
See Notes to Financial Statements.

                                                                            VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   ----------
COMMON STOCKS -- (CONTINUED)
INDONESIA -- 0.2%
 PT Gudang Garam............................................     23,000   $   28,717
 PT Hanjaya Mandala Sampoerna...............................     34,000       19,593
 PT Indosat.................................................      7,000       10,065
 PT Telekomunikasi Indonesia................................     46,000       18,192
                                                                          ----------
                                                                              76,567
                                                                          ----------
IRELAND -- 1.3%
 Allied Irish Banks PLC.....................................     22,729      293,399
 Jefferson Smurfit Group PLC................................    103,700      266,358
                                                                          ----------
                                                                             559,757
                                                                          ----------
ITALY -- 1.5%
 Telecom Italia SPA.........................................     90,440      615,080
                                                                          ----------
JAPAN -- 14.1%
 Advantest Corp.............................................      1,400       98,963
 Aisin Seiko Co., Ltd.......................................      7,000       75,358
 Bank of Tokyo -- Mitsubishi, Ltd...........................     15,000      212,539
 Daiwa Securities Co., Ltd..................................     39,000      192,330
 Eisai Co., Ltd.............................................     19,000      332,383
 Exedy Corp.................................................     13,200       89,337
 Fuji Machine Manufacturing Co..............................     12,000      321,064
 Fuji Photo Film Co.........................................      8,000      313,465
 Fujisawa Pharmaceutical Co., Ltd...........................     14,000      140,742
 Hitachi, Ltd...............................................     17,000      127,571
 JGC Corp...................................................     14,000       36,238
 JUSCO Co., Ltd.............................................     16,000      259,637
 Mabuchi Motor..............................................      4,000      213,726
 Maruichi Steel Tube........................................     13,000      172,881
 Matsumotokiyoshi...........................................      5,400      202,612
 Matsushita Electric Industrial Co., Ltd....................     15,000      218,475
 Meiwa Estate Co., Ltd......................................        400        4,749
 Namco Ltd..................................................      6,200      149,687
 Nippon Telegraph & Telephone Corp..........................         48      440,750
 Nomura Securities..........................................      9,000      123,961
 Okumura....................................................     19,000       84,374
 Otsuka Kagu................................................      1,600       66,873
 Rohm Co., Ltd..............................................      2,000      197,894
 Sanwa Bank.................................................     18,000      179,530
 Sony Corp..................................................      5,500      496,319
 Sony Music Entertainment, Inc..............................      6,000      237,948
 Square Co., Ltd............................................      4,700      183,788
 Sumitomo Rubber Industries.................................     25,000      130,413
 Takashimaya Company Ltd....................................     15,000      128,236
 Toshiba Corp...............................................     41,000      183,693
 Uni-Charm Corp.............................................      3,000      106,863

---------------
See Notes to Financial Statements.

                                                                            VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   ----------
COMMON STOCKS -- (CONTINUED)
JAPAN -- (CONTINUED)
 Yamanouchi Pharmaceutical Co., Ltd.........................      5,000   $  121,507
 Yamato Kogyo Co., Ltd......................................     11,000       88,816
                                                                          ----------
                                                                           5,932,722
                                                                          ----------
MALAYSIA -- 0.2%
 Genting Berhad.............................................      6,000       19,918
 Malayan Banking Berhad.....................................      5,000       19,456
 Telekom Malaysia Berhad....................................      9,000       30,612
 YTL Corp. Berhad...........................................     13,000       22,463
                                                                          ----------
                                                                              92,449
                                                                          ----------
MEXICO -- 1.5%
 Grupo Televisa S.A.........................................      9,400      163,770
 Kimberly Clark de Mexico, S. A. de C.V. ADR................      6,000      134,982
 Kimberly Clark de Mexico, S.A. de C.V......................     60,000      269,959
 Panamerican Beverages, Inc. ADR............................      2,200       80,163
                                                                          ----------
                                                                             648,874
                                                                          ----------
NETHERLANDS -- 6.2%
 AKZO Nobel.................................................      1,430      290,137
 ING Groep N.V. (b).........................................     15,120      799,992
 Philips Electronics N.V....................................      4,000      310,715
 Polygram N.V...............................................      3,667      190,078
 Royal Dutch Petroleum Co...................................      8,100      440,438
 Royal PTT Nederland N.V....................................      2,700      135,865
 Unilever N.V...............................................      6,900      443,956
                                                                          ----------
                                                                           2,611,181
                                                                          ----------
NEW ZEALAND -- 0.3%
 Carter Holt Harvey Ltd.....................................     32,576       49,879
 Telecom Corp. of New Zealand Ltd. ADR......................      2,450       93,406
                                                                          ----------
                                                                             143,285
                                                                          ----------
NORWAY -- 0.5%
 Saga Petroleum ASA.........................................     11,550      196,850
                                                                          ----------
PHILIPPINES -- 0.4%
 Ayala Land, Inc............................................    114,000       57,143
 Manila Electric Co.........................................     25,000       74,561
 Metropolitan Bank & Trust Co...............................      6,400       53,734
                                                                          ----------
                                                                             185,438
                                                                          ----------
SINGAPORE -- 1.0%
 Development Bank of Singapore Ltd..........................      7,000       54,842
 Keppel Fels Ltd............................................     20,000       61,443

---------------
See Notes to Financial Statements.

                                                                            VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   ----------
COMMON STOCKS -- (CONTINUED)
SINGAPORE -- (CONTINUED)
 Oversea-Chinese Banking Corp., Ltd.........................      4,000   $   23,812
 Overseas Union Bank Ltd....................................     79,000      297,284
                                                                          ----------
                                                                             437,381
                                                                          ----------
SPAIN -- 3.4%
 Banco Popular Espanol S.A..................................      4,650      412,119
 Banco Santander SA (b).....................................      9,200      425,309
 Empresa Nacional de Electridad, S.A........................     10,360      228,705
 Endesa S.A. ADR............................................      7,100      157,088
 Telefonica de Espana ADR...................................      2,000      207,500
                                                                          ----------
                                                                           1,430,721
                                                                          ----------
SWEDEN -- 3.3%
 Nordbanken Holding AB......................................    109,200      688,771
 Pharmacia & Upjohn, Inc....................................     14,600      590,824
 Sparbanken Sverige AB, Swedbank............................      4,360      133,962
                                                                          ----------
                                                                           1,413,557
                                                                          ----------
SWITZERLAND -- 6.2%
 Holderbank Financiere Glarus AG............................        640      623,603
 Nestle SA (b)..............................................        413      723,228
 Novartis AG................................................        213      388,381
 Roche Holdings AG (b)......................................         68      796,021
 Union Bank of Switzerland..................................         67      104,362
                                                                          ----------
                                                                           2,635,595
                                                                          ----------
THAILAND -- 0.3%
 Bangkok Bank Public Co., Ltd...............................     11,700       39,905
 BEC World Public Co., Ltd..................................      4,000       23,387
 Siam Commercial Bank & Public Co., Ltd.....................        366          773
 Thai Farmers Bank Public Co., Ltd..........................     17,400       52,079
                                                                          ----------
                                                                             116,144
                                                                          ----------
UNITED KINGDOM -- 18.3%
 Associated British Foods PLC...............................     27,800      290,199
 Bank of Scotland...........................................     19,200      218,919
 Bass PLC...................................................     27,143      454,951
 Billiton PLC...............................................     63,700      156,274
 BOC Group PLC..............................................     24,663      385,772
 British Petroleum Co. PLC..................................     46,809      645,855
 BTR PLC....................................................     85,000      225,673
 Burmah Castrol PLC.........................................      8,100      139,768
 Carlton Communications PLC.................................     35,000      246,069
 Cookson Group PLC..........................................     72,196      269,242
 Diageo PLC (b).............................................     51,656      528,596
 Diageo PLC -- B Shares.....................................      7,344       62,515
 HSBC Holdings PLC..........................................     17,800      513,178

---------------
See Notes to Financial Statements.

                                                                            VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   ----------
COMMON STOCKS -- (CONTINUED)
UNITED KINGDOM -- (CONTINUED)
 Johnson Matthey PLC........................................     27,000   $  234,503
 Lloyds TSB Group PLC.......................................     12,100      182,093
 PowerGen PLC...............................................     24,467      341,818
 Rank Group PLC.............................................     41,000      224,797
 Reckitt & Colman PLC.......................................     22,200      391,658
 Royal & Sun Alliance Group PLC.............................     24,600      313,298
 Royal Bank of Scotland Group...............................     26,700      413,239
 Smithkline Beecham PLC.....................................     16,200      202,717
 WPP Group PLC..............................................     43,000      227,266
 Zeneca Group PLC (b).......................................     24,400    1,060,609
                                                                          ----------
                                                                           7,729,009
                                                                          ----------
 Total Common Stocks (Cost $33,496,760).....................              36,787,061
                                                                          ----------

                                                                               PRINCIPAL
                                                         STRIKE   EXPIRATION    AMOUNT
                                                         ------   ----------   ---------
EUROPEAN STYLE OPTION ON FOREIGN CURRENCY -- 0.0%
 Brazilian Real Purchased Put Option (Cost $13,039)....  $ 1.25      4/14/98   $ 52,500          1,327
                                                                                           -----------

                                                                   MATURITY   PRINCIPAL
                                                            RATE     DATE      AMOUNT
                                                            ----   --------   ---------
U. S. TREASURY OBLIGATIONS -- 0.8%
 U.S. Treasury Bill (b)...................................  5.05%  04/30/98   $120,000        118,977
 U.S. Treasury Bill (b)...................................  4.96%  05/07/98     95,000         94,113
 U.S. Treasury Bill (b)...................................  5.09%  05/07/98     95,000         94,113
 U.S. Treasury Bill (b)...................................  5.05%  05/21/98     50,000         49,432
                                                                                          -----------
 Total U. S. Treasury Obligations (Cost $356,646).........                                    356,635
                                                                                          -----------
REPURCHASE AGREEMENT -- 13.7%
 PaineWebber, Inc., dated 2/27/98, with a maturity value
 of $5,786,709 (Collateralized by $5,815,000 U.S. Treasury
 Bills, 6.00%, 5/31/98, market value -- $5,907,677) (Cost
 $5,784,000; Note 2)......................................  5.62%  03/02/98   5,784,000     5,784,000
                                                                                          -----------
TOTAL INVESTMENTS -- 101.7% (COST $39,650,445)(A).........                                 42,929,023
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...........                                   (727,269)
                                                                                          -----------
NET ASSETS -- 100.0%......................................                                $42,201,754
                                                                                          ===========

---------------
Percentages indicated are based on net assets of $42,201,754.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $4,432,076
Unrealized depreciation.....................................  (1,153,498)
                                                              ----------
Net unrealized appreciation.................................  $3,278,578
                                                              ==========

(b) Segregated as collateral for forwards and futures.

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

PLC -- Public Limited Company
See Notes to Financial Statements.

The following is a breakdown of the Fund
by Industry Classifications as of February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

              INDUSTRY
              --------
Automobile                               0.8%
Banking                                 20.4%
Beverages & Tobacco                      3.2%
Building Materials & Components          3.2%
Chemicals                                7.3%
Computer Software                        0.5%
Construction & Housing                   0.2%
Electrical & Electronics                 2.0%
Energy                                   4.5%
Financial Services                       0.9%
Food & Household Products                5.9%
Forest Products & Paper                  3.0%
Health & Personal Care                  11.1%
Insurance                                2.5%
Leisure & Tourism                        2.2%
Machinery & Equipment                    4.5%
Merchandising                            1.1%
Metals -- Non Ferrous                    2.6%
Metals -- Steel                          0.7%
Multi-Industry                           4.2%
Real Estate                              0.3%
Recreational/Other Consumer Goods        6.4%
Retail                                   3.2%
Telecommunications                       6.3%
Transportation -- Road & Rail            1.3%
Utilities -- Electric & Gas              1.7%
                                        -----
TOTAL COMMON STOCKS                      100%
                                        =====

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $33,866,445).....    $37,145,023
 Repurchase agreements (cost $5,784,000)....................      5,784,000
 Cash.......................................................            880
 Interest and dividend receivable...........................         36,067
 Receivable for capital shares sold.........................         94,697
 Receivable for investment securities sold..................        421,560
 Net receivable for variation margin on futures contracts...         15,632
 Deferred organization costs................................         32,158
                                                                -----------
Total Assets................................................     43,530,017
                                                                -----------
LIABILITIES:
 Payable for capital shares redeemed........................         57,360
 Payable for securities purchased...........................      1,126,742
 Forward currency contracts -- net amount payable to
   counterparties...........................................         18,516
 Investment advisory fee payable............................         14,041
 Custodian and fund accounting fees payable.................         41,839
 Transfer agent fees payable................................         22,199
 Audit fees payable.........................................         40,163
 Other accrued expenses.....................................          7,403
                                                                -----------
Total Liabilities...........................................      1,328,263
                                                                -----------
NET ASSETS..................................................    $42,201,754
                                                                ===========
Net Assets
 A Shares...................................................    $41,642,883
 K Shares...................................................        558,871
                                                                -----------
Total.......................................................    $42,201,754
                                                                ===========
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................      3,947,858
 K Shares...................................................         53,466
                                                                -----------
Total.......................................................      4,001,324
                                                                ===========
Net Asset Value
A Shares -- Redemption Price Per Share......................         $10.55
                                                                     ======
 Maximum Sales Charge (A Shares)............................           4.50%
 Maximum Offering Price (A Shares)
   (Net Asset Value of A Shares/(100% -- Maximum Sales
     Charge))...............................................         $11.05
                                                                     ======
K Shares -- Offering and Redemption Price Per Share.........         $10.45
                                                                     ======
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................         $4,001
 Additional paid-in capital.................................     40,925,679
 Distributions in excess of net investment income...........        (84,161)
 Accumulated net realized losses on investment and foreign
   currency transactions, forward currency contracts and
   futures contracts........................................     (2,077,051)
 Net unrealized appreciation on investments, forward
   currency contracts, futures contracts and foreign
   currency translations....................................      3,433,286
                                                                -----------
NET ASSETS, FEBRUARY 28, 1998...............................    $42,201,754
                                                                ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $52,992).....  $   463,489
  Interest..................................................      242,326
                                                              -----------
                                                                  705,815
                                                              -----------
EXPENSES:
  Investment advisory fees..................................      232,581
  Administration fees.......................................       62,021
  Shareholder service fees (A shares).......................       76,721
  Shareholder service fees (K shares).......................          806
  Custodian and fund accounting fees........................      223,437
  Registration fees.........................................       36,362
  Reports to shareholders...................................       72,578
  Transfer agent fees.......................................       47,700
  Audit fees................................................       35,162
  Organizational expense....................................       10,373
  Other expenses............................................        2,958
                                                              -----------
    Total Expenses..........................................      800,699
  Less: Fee waivers and expense reimbursements..............     (419,646)
                                                              -----------
Total Net Expenses..........................................      381,053
                                                              -----------
NET INVESTMENT INCOME.......................................      324,762
                                                              -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
  Net realized losses on investment and foreign currency
    transactions, forward currency contracts and futures
    contracts...............................................   (1,317,018)
  Net change in unrealized appreciation on investments,
    forward currency contracts, futures contracts and
    foreign currency translations...........................    3,437,500
                                                              -----------
  Net realized/unrealized gains on investments..............    2,120,482
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $ 2,445,244
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         YEAR ENDED     PERIOD ENDED
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1998          1997(a)
                                                        ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $   324,762     $    29,109
  Net realized gains/(losses) on investment and
    foreign currency transactions, forward currency
    contracts and futures contracts...................   (1,317,018)         55,351
  Net change in unrealized appreciation/(depreciation)
    on investments, forward currency contracts,
    futures contracts and foreign currency
    translations......................................    3,437,500          (4,214)
                                                        -----------     -----------
Change in net assets resulting from operations........    2,445,244          80,246
                                                        -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares....................................     (293,996)             --
    Class K Shares....................................       (3,725)             --
  Net realized gains on investment transactions:
    Class A Shares....................................     (930,184)        (14,330)
    Class K Shares....................................      (11,071)           (110)
                                                        -----------     -----------
Change in net assets from shareholder distributions...   (1,238,976)        (14,440)
                                                        -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................   32,932,837      20,137,406
  Dividends reinvested................................      685,188           8,601
  Cost of shares redeemed.............................   (8,956,017)     (3,878,335)
                                                        -----------     -----------
Change in net assets from capital share
  transactions........................................   24,662,008      16,267,672
                                                        -----------     -----------
Change in net assets..................................   25,868,276      16,333,478
NET ASSETS:
  Beginning of Period.................................   16,333,478              --
                                                        -----------     -----------
  End of Period (including distributions in excess of
    net investment income, $84,161 and $18,867,
    respectively).....................................  $42,201,754     $16,333,478
                                                        ===========     ===========

---------------

(a) Period from May 13, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon International Equity Fund ("the Fund"). The Fund commenced operations on May 13, 1996. The Fund offers A Shares and, effective July 22, 1996, began offering K Shares. A Shares have a Shareholder Services Plan while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Fund seeks to achieve its investment objective of long-term capital growth by investing primarily in foreign equity securities.

    Prior to September 1, 1996, the Fund sought to achieve its investment objective by investing substantially all of its assets in the Pacific Horizon International Equity Portfolio of the Master Investment Trust, Series I (the "Portfolio"), an open-end management investment company that had the same investment objective as that of the Fund. Effective September 1, 1996, the Fund withdrew its investment in the Portfolio and began investing its assets directly in investment securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997, BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services.

Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Fund. The Fund bears all fees and expenses charged by PFPC for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Fund. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS, served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio"), also wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Fund for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price as quoted by their principal exchange on the date of valuation or, if none is available, at the mean between the current quoted bid and ask prices on the date of valuation as provided by investment dealers. Securities for which no market valuations are available are valued in good faith as determined by the Fund's Board of Directors. Short-term debt securities with less than 60 days to maturity are valued at amortized cost, which approximates market value. Trading in foreign securities is generally completed prior to the end of regular trading on the New York Stock Exchange (the "Exchange"). Trading may occur in foreign securities on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of net asset value per share of the Fund on days when net asset value is not calculated and on days which shareholders of the Fund cannot redeem.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    Prior to September 1, 1996, the Fund recorded its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Master Investment Trust, Series I--International Equity Portfolio on a daily basis, based upon the value of its investment in the Portfolio.

    The Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

REPURCHASE AGREEMENTS:

    The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Fund's net investment income, if any, is declared and paid as a dividend at least annually to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts primarily due to reclassification of foreign currency losses:

                        ACCUMULATED UNDISTRIBUTED    ACCUMULATED NET REALIZED
         FUND             NET INVESTMENT INCOME     GAIN/(LOSS) ON INVESTMENTS
         ----           -------------------------   --------------------------
International Equity
  Fund................          $(92,335)                    $92,335

FEDERAL INCOME TAXES:

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    Capital and currency losses incurred after October 31 for the Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such losses of $2,124,875 and $100,147, respectively, after October 31, 1997.

FOREIGN CURRENCY TRANSLATION:

    The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Any resulting gain or loss on such translation is reported in the Fund's statement of operations. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions represent the difference between the amounts of dividends, interest and foreign withholding recorded versus amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

    The Fund may enter into forward foreign currency exchange contracts in connection with purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The objective of the Fund's forward foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Statement of Assets and Liabilities and the Statement of Operations. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    The Fund had the following outstanding forward foreign currency exchange contracts at February 28, 1998:

                                              VALUE AT                   UNREALIZED
       FORWARD FOREIGN          SETTLEMENT   SETTLEMENT    CURRENT     APPRECIATION/
      CURRENCY CONTRACTS           DATE         DATE        VALUE      (DEPRECIATION)
      ------------------        ----------   ----------   ----------   --------------
Purchase Contracts:
  Australian Dollar...........   03/03/98    $   48,987   $   50,125      $  1,138
  Australian Dollar...........   03/05/98       106,636      108,153         1,517
  Australian Dollar...........   03/31/98       178,016      184,788         6,773
  Canadian Dollar.............   03/19/98       516,977      517,724           747
  Danish Krone................   03/03/98        37,639       37,540           (99)
  Danish Krone................   03/04/98        63,337       63,322           (15)
  French Franc................   03/31/98       537,531      526,693       (10,838)
  German Marks................   03/03/98       145,650      145,572           (78)
  German Marks................   03/19/98       477,067      463,043       (14,024)
  Italian Lira................   03/05/98        62,023       61,969           (54)
  Italian Lira................   03/20/98       472,127      471,255          (872)
  Japanese Yen................   03/03/98        60,420       60,998           579
  Japanese Yen................   03/12/98       201,042      201,937           895
  Spanish Peseta..............   03/20/98       522,584      523,553           969
  Swedish Krona...............   03/27/98       403,340      403,113          (227)
  UK Pounds...................   03/02/98        51,339       51,354            15
  UK Pounds...................   03/05/98       182,653      182,747            93
  UK Pounds...................   03/20/98       475,904      474,760        (1,145)
                                             ----------   ----------      --------
                                             $4,543,272   $4,528,646      $(14,626)
                                             ==========   ==========      ========
Sale Contracts:
  French Franc................   03/31/98    $   64,221   $   64,497      $   (276)
  German Marks................   03/19/98       467,961      463,043         4,917
  Japanese Yen................   03/02/98        84,356       85,945        (1,589)
  Japanese Yen................   03/04/98        83,012       83,009             3
  Japanese Yen................   03/12/98       195,036      201,937        (6,901)
  New Zealand Dollar..........   03/02/98         8,724        8,876          (151)
  New Zealand Dollar..........   03/03/98         1,098        1,116           (18)
  New Zealand Dollar..........   03/06/98         1,089        1,092            (3)
  Singapore Dollar............   03/06/98         2,982        2,983            (1)
  UK Pounds...................   03/03/98        31,134       31,048            86
                                             ----------   ----------      --------
                                             $  939,613   $  943,546      $ (3,933)
                                             ==========   ==========      ========

FUTURES:

    A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Such unrealized gains and losses are included in the caption "Net unrealized appreciation on investment transactions and futures contracts" in the Statement of Assets and Liabilities. The Fund agrees to receive from or pay to the broker an amount of "variation margin" and are included as a payable or receivable in the Statement of Assets and Liabilities. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Such gains or losses are included in the caption "Accumulated net realized gain on investment transactions and futures contracts" in the Statement and Assets and Liabilities. The Fund enters into futures contracts to hedge a portion of its portfolio.

    The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

    The Fund had the following open futures contracts at February 28, 1998:

                                                                                 UNREALIZED
                                           NUMBER      CONTRACT   EXPIRATION   APPRECIATION/
                                        OF CONTRACTS    VALUE        DATE      (DEPRECIATION)
                                        ------------   --------   ----------   --------------
Purchased:
AUST Index (Australia)................        100      $  9,469    03/31/98       $  1,771
CAC 40 Index (France).................        600        50,716    03/31/98         16,613
FTSE Index (UK).......................         50        46,969    03/20/98         48,204
Hang-Seng Index (Hong Kong)...........        100        12,399    03/26/98         12,955
IBEX Index (Spain)....................      9,000        47,229    03/13/98         31,159
Milan MIB30 Index (Italy).............     30,000        42,829    03/20/98          5,839
OMX Index (Sweden)....................      1,200         9,657    03/28/98         40,695
Toronto Index (Canada)................      2,000        35,668    03/19/98         17,286
                                                       --------                   --------
Totals................................                 $254,936                   $174,522
                                                       ========                   ========

    The aggregate market value of cash or eligible securities pledged to cover margin requirements for open futures positions at February 28, 1998 was $6,682,655.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an Investment Advisory and Administration Agreement with Bank of America, and had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor through September 15, 1997. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended February 28, 1998, Bank of America agreed to waive $232,580 of its advisory fees for the Fund. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.15% of the Fund's average daily net assets. Pursuant to the terms of the former administration agreement, BISYS was entitled to the same fee in effect under the current Administration Agreement. For the year ended February 28, 1998, the administrator agreed to waive $62,021 of its administration fee for the Fund. For the same period, Bank of America reimbursed $54,966 for operating expenses of the Fund.

    For the year ended February 28, 1998, the PDI and the Former Distributor advised the Fund that it retained $13,479 from commissions earned on sales of the Fund's shares. For the same period, Bank of America and its affiliates advised the Funds that they retained $58,733 from commissions earned on sales of shares of the Fund.

    The Fund has a Shareholder Service Plan (the "Plan") under which the Fund pays PDI and the Former Distributor for shareholder servicing expenses incurred in connection with A Shares of the Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for A Shares. For the year ended February 28, 1998, the Fund incurred charges of $76,721, pursuant to the Plan. The Fund was advised that of these amounts PDI and the Former Distributor retained $6,301 and affiliates of Bank of America retained $8,168. The Plan provides that if, in any month, the fees paid to PDI and the Former Distributor are less than the costs incurred by PDI and the Former Distributor, the excess costs will be included in future computations of the fee, provided that any excess cost will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. The Distributor waived $68,541 of A Shares' shareholder servicing fees for the year ended February 28, 1998.

    The Fund has a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Fund. Under the Distribution Plan, the Fund pays PDI and the Former Distributor for expenses primarily intended to result in the sale of the Fund's K Shares. Under the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.75% of the average daily net assets of the Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Fund pays for expenses incurred in connection with shareholder services provided by PDI and the Former Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of the Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. For the year ended February 28, 1998, the Fund incurred charges of $3,222, pursuant to the Distribution and the Administration Plans. The Distributor waived $1,538 of the distribution and administrative servicing fees for the year ended February 28, 1998.

    From the period October 24, 1997 through February 28, 1998, PFPC earned $28,166 from the Fund for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Fund as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities, BISYS Ohio earned $19,534 from the Fund for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Fund incurred legal charges totaling $41 which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,618 for the Fund, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1998, the cost of purchases and the proceeds from the sales of the Fund's portfolio securities (excluding short-term investments) amounted to $42,233,097 and $21,037,533, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Fund are summarized below:

                                               YEAR ENDED               PERIOD ENDED
                                            FEBRUARY 28, 1998      FEBRUARY 28, 1997(a)(b)
                                         -----------------------   -----------------------
                                          SHARES       AMOUNT       SHARES       AMOUNT
                                         ---------   -----------   ---------   -----------
A Shares
  Issued...............................  3,093,208   $32,373,676   2,025,050   $20,020,078
  Reinvested...........................     68,417       671,344         856         8,491
  Redeemed.............................   (849,866)   (8,810,729)   (389,806)   (3,877,701)
                                         ---------   -----------   ---------   -----------
Net increase...........................  2,311,758   $24,234,291   1,636,100   $16,150,868
                                         =========   ===========   =========   ===========

                                               YEAR ENDED               PERIOD ENDED
                                            FEBRUARY 28, 1998      FEBRUARY 28, 1997(a)(b)
                                         -----------------------   -----------------------
                                          SHARES       AMOUNT       SHARES       AMOUNT
                                         ---------   -----------   ---------   -----------
K Shares
  Issued...............................     53,867   $   559,161      11,805   $   117,328
  Reinvested...........................      1,423        13,844          11           110
  Redeemed.............................    (13,574)     (145,288)        (65)         (634)
                                         ---------   -----------   ---------   -----------
Net increase...........................     41,715   $   427,717      11,751   $   116,804
                                         =========   ===========   =========   ===========

---------------

(a) Period from May 13, 1996 (inception date of Fund) to February 28, 1997, for the A Shares.
(b) Period from July 22, 1996 (inception date of K Shares) to February 28, 1997, for the K Shares.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                  YEAR ENDED     PERIOD ENDED
                                                 FEBRUARY 28,    FEBRUARY 28,
                                                     1998          1997(a)
                                                 ------------    ------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD.......................................    $  9.91         $ 10.00
                                                   -------         -------
Income from Investment Operations:
  Net investment income (loss).................       0.07           (0.01)
  Net realized and unrealized gains on
    investment transactions, forward contracts,
    foreign currency transactions and futures
    contracts..................................       0.92           (0.07)
                                                   -------         -------
Total income (loss) from investment
  operations...................................       0.99           (0.08)
                                                   -------         -------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment
    income.....................................      (0.08)             --
  Distributions to shareholders from net
    realized gains on investment
    transactions...............................      (0.27)          (0.01)
                                                   -------         -------
Total Dividends and Distributions..............      (0.35)          (0.01)
                                                   -------         -------
Net change in net asset value per share........       0.64           (0.09)
                                                   -------         -------
NET ASSET VALUE PER SHARE, END OF PERIOD.......    $ 10.55         $  9.91
                                                   =======         =======
Total return (excludes sales charge)...........      10.32%          (0.79%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)............    $41,643         $16,217
  Ratio of expenses to average net assets......       1.22%           0.92% (c)
  Ratio of net investment income (loss) to
    average net assets.........................       1.05%           0.40% (c)
  Ratio of expenses to average net assets*.....       2.57%           3.92% (c)
  Ratio of net investment income (loss) to
    average net assets*........................      (0.30%)         (2.61%)(c)
  Portfolio turnover rate......................         79%            114% (b)
  Average commission rate paid (d).............    $0.0147         $0.0353

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from May 13, 1996 (inception date of Fund) to
     February 28, 1997.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the dollar amount of commissions paid on Fund transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Fund as a whole or without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR          PERIOD
                                                         ENDED          ENDED
                                                      FEBRUARY 28,   FEBRUARY 28,
                                                          1998         1997(a)
                                                      ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.....     $  9.88        $  9.82
Income from Investment Operations:
  Net investment income (loss).....................        0.03          (0.01)
  Net realized and unrealized gains on investment
    transactions, forward contracts, foreign
    currency transactions and futures contracts....        0.87           0.08
                                                        -------        -------
Total income from investment operations............        0.90           0.07
                                                        -------        -------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment
    income.........................................       (0.06)            --
  Distributions to shareholders from net realized
    gains on investment transactions...............       (0.27)         (0.01)
                                                        -------        -------
Total Dividends and Distributions..................       (0.33)         (0.01)
                                                        -------        -------
Net change in net asset value per share............        0.57           0.06
                                                        -------        -------
NET ASSET VALUE PER SHARE, END OF PERIOD...........     $ 10.45        $  9.88
                                                        =======        =======
Total return.......................................        9.35%           0.72%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)................     $   559        $   116
  Ratio of expenses to average net assets..........        1.72%          1.49% (c)
  Ratio of net investment income (loss) to average
    net assets.....................................        0.48%         (0.31%)(c)
  Ratio of expenses to average net assets*.........        3.30%          3.53% (c)
  Ratio of net investment income (loss) to average
    net assets*....................................       (1.10%)        (2.34%)(c)
  Portfolio turnover rate..........................          79%           114% (b)
  Average commission rate paid (d).................     $0.0147        $0.0353

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the dollar amount of commission paid on Fund transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Fund as a whole or without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon International Equity Fund (one of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Fund") at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
 Name of Broker

 ...............................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                          Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

                                      LOGO

                    Provident Distributor, Inc., Distributor
IEQ-0022 4/98

                   PACIFIC HORIZON TAXABLE MONEY MARKET FUNDS
                                 ANNUAL REPORT
                               February 28, 1998

                                   Prime Fund

                                 Treasury Fund

                                Government Fund

                               Treasury Only Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                   PACIFIC HORIZON TAXABLE MONEY MARKET FUNDS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

               .....................................

                                                                        Contents

                                      FUND FACTS                         2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                           4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER               8-9
                                      PORTFOLIO OF INVESTMENTS         10-35
                                      STATEMENTS OF ASSETS
                                        AND LIABILITIES                   36
                                      STATEMENTS OF OPERATIONS            37
                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                  38-39
                                      NOTES TO FINANCIAL
                                        STATEMENTS                     40-50
                                      FINANCIAL HIGHLIGHTS             51-67
                                      REPORT OF INDEPENDENT
                                        ACCOUNTANTS                       68

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds(dagger)         High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
                                                             [GRAPHICS]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHICS]

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

[GRAPHICS]

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- 3.3%
DOMESTIC -- 2.5%
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  4/15/98)*.............................    A1/P1       5.595%  03/16/98   $ 50,000,000   $   50,000,000
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  6/26/98)*.............................    A1/P1       5.595%  03/26/98     25,000,000       25,000,000
 The Bank of New York...................   A1+/P1       6.100%  05/22/98     25,000,000       24,994,107
 Bank One Wisconsin N.A.................   A1+/P1       5.550%  02/26/99     25,000,000       24,966,726
 Huntington National Bank...............    A1/P1       5.940%  08/31/98     50,000,000       49,985,629
 Key Bank N.A., Monthly Variable Rate
  (final maturity 9/23/98)*.............    A1/P1       5.495%  03/23/98     22,000,000       21,986,550
 PNC Bank N.A...........................    A1/P1       6.050%  05/28/98     20,000,000       19,996,838
 Union Planters National Bank...........   P1/TBW1      6.290%  08/20/98     23,470,000       23,542,622
                                                                                          --------------
Total Domestic Bank Notes...............                                                     240,472,472
                                                                                          --------------
FOREIGN -- 0.8%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       6.000%  06/17/98     50,000,000       49,999,150

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- (CONTINUED)
 General Motors Acceptance Corp.........    A1/P1       7.500%  05/26/98   $ 30,000,000   $   30,129,754
                                                                                          --------------
Total Foreign Bank Notes................                                                      80,128,904
                                                                                          --------------
Total Bank Notes
 (Amortized Cost $320,601,376)..........                                                     320,601,376
                                                                                          --------------
CERTIFICATES OF DEPOSIT -- 16.6%
DOMESTIC -- 4.1%
 Bankers Trust Company, Daily Variable
  Rate (final maturity 07/21/98)*.......    A1/P1       5.650%  03/02/98     25,000,000       24,995,305
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 07/07/98)*.......    A1/P1       5.679%  03/04/98     50,000,000       49,988,154
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 10/7/98)*........    A1/P1       5.859%  03/04/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.800%  04/08/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.560%  05/27/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.860%  06/15/98     25,000,000       25,000,000
 Crestar Bank...........................    A1/P1       5.860%  07/20/98     50,000,000       49,996,305
 Crestar Bank...........................    A1/P1       5.920%  10/16/98     50,000,000       49,982,008
 Morgan Guaranty Trust Company..........   A1+/P1       5.800%  07/28/98     25,000,000       24,996,092
 Morgan Guaranty Trust Company..........   A1+/P1       5.870%  08/06/98     25,000,000       24,996,895
                                                                                          --------------
                                                                                             399,954,759
                                                                                          --------------
EURO -- 1.0%
 Bank of Tokyo Mitsubishi, London
  Branch................................    A1/P1       6.040%  05/11/98     25,000,000       25,000,486
 Bayerische Landesbank Girozentrale,
  London Branch.........................   A1+/P1       5.810%  06/03/98     25,000,000       24,999,247

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
EURO -- (CONTINUED)
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.750%  04/14/98   $ 25,000,000   $   25,000,594
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.840%  06/05/98     25,000,000       25,000,648
                                                                                          --------------
                                                                                             100,000,975
                                                                                          --------------
YANKEE -- 11.5%
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       6.500%  03/04/98     50,000,000       50,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.900%  04/28/98     25,000,000       25,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.960%  04/30/98     25,000,000       25,000,000
 Banque National de Paris, Chicago......    A1/P1       5.970%  07/01/98     25,000,000       24,993,614
 Banque National de Paris, Chicago......    A1/P1       5.890%  07/21/98     25,000,000       24,997,028
 Banque National de Paris, Chicago......    A1/P1       5.800%  07/31/98     25,000,000       24,995,018
 Banque Paribas, New York...............    A1/P1       5.660%  03/01/99     90,000,000       89,956,856
 BHF Bank of Aktiengesellschaft, New
  York, Monthly Variable Rate (final
  maturity 8/13/98)*....................    A1/P1       5.555%  03/13/98     50,000,000       49,991,203
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.865%  08/11/98     25,000,000       24,990,926
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.880%  10/14/98     50,000,000       49,985,130
 Deutsche Bank A.G., New York...........   A1+/P1       5.940%  10/22/98     25,000,000       24,990,770
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.840%  06/15/98     75,000,000       75,051,980

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.870%  07/20/98   $ 50,000,000   $   49,994,458
 Landesbank Hessen-Thuringen
  Girozentrale, New York................   A1+/P1       5.940%  06/19/98     25,000,000       24,995,679
 National Bank of Canada, New York......    A1/P1       6.150%  05/15/98     44,000,000       43,995,319
 National Bank of Canada, New York......    A1/P1       6.140%  06/05/98     25,000,000       24,998,679
 Royal Bank of Canada, New York.........   A1+/P1       5.650%  03/03/98     80,000,000       79,999,376
 Royal Bank of Canada, New York.........   A1+/P1       5.630%  02/26/99     50,000,000       49,966,279
 Societe Generale Bank, New York........   A1+/P1       5.910%  10/15/98     25,000,000       24,992,534
 Societe Generale Bank, New York........   A1+/P1       5.660%  02/26/99     50,000,000       49,985,739
 Societe Generale Bank, New York........   A1+/P1       5.700%  02/26/99     50,000,000       49,980,995
 Societe Generale Bank, New York........   A1+/P1       5.690%  03/02/99     50,000,000       49,976,050
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  1/22/99)*.............................   A1+/P1       5.710%  03/02/98     25,000,000       24,989,187
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  10/23/98)*............................   A1+/P1       5.690%  03/02/98     50,000,000       49,981,269
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  6/16/98)*.............................   A1+/P1       5.700%  03/02/98     25,000,000       24,995,754
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  8/25/98)*.............................   A1+/P1       5.700%  03/02/98     25,000,000       24,992,976

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Westdeutsche Landesbank Girozentrole,
  New York..............................   A1+/P1       5.780%  07/31/98   $ 35,000,000   $   34,996,687
 Westpac Banking Corp., New York........   A1+/P1       5.930%  08/12/98     25,000,000       24,995,704
                                                                                          --------------
                                                                                           1,123,789,210
                                                                                          --------------
Total Certificates of Deposit (Amortized
  Cost $1,623,744,944)..................                                                   1,623,744,944
                                                                                          --------------
COMMERCIAL PAPER -- 33.2%
DOMESTIC -- 28.7%
ASSET BACKED SECURITIES -- 8.4%
 Aesop Funding Corp.....................    A1/P1       5.500%  04/15/98     50,000,000       49,656,250
 Asset Securitization Cooperative
  Corp..................................    A1/P1       5.750%  03/16/98     50,000,000       49,880,208
 CC USA Inc.............................   A1+/P1       5.590%  03/09/98     31,000,000       30,961,491
 CC USA Inc.............................   A1+/P1       5.740%  03/24/98     25,000,000       24,908,319
 CC USA Inc.............................   A1+/P1       5.585%  03/25/98     25,500,000       25,405,055
 CC USA Inc.............................   A1+/P1       5.740%  03/27/98     30,000,000       29,875,633
 CC USA Inc.............................   A1+/P1       5.590%  03/30/98     32,500,000       32,353,651
 CC USA Inc.............................   A1+/P1       5.400%  08/17/98     24,500,000       23,878,925
 Enterprise Funding Corp. (b)...........   A1+/P1       5.520%  03/06/98     23,696,000       23,677,833
 Enterprise Funding Corp. (b)...........   A1+/P1       5.490%  04/15/98     32,355,000       32,132,964
 Enterprise Funding Corp. (b)...........   A1+/P1       5.570%  04/27/98     50,000,000       49,559,042
 Republic Industries Funding Corp.......    A1/P1       5.520%  03/20/98     55,000,000       54,839,767
 Riverwoods Funding Corp................   A1+/P1       5.720%  03/11/98     50,000,000       49,920,556
 Riverwoods Funding Corp................   A1+/P1       5.510%  06/03/98    100,000,000       98,576,583
 Sigma Finance Inc......................   A1+/P1       5.540%  03/26/98     37,000,000       36,857,653
 Sigma Finance Inc......................   A1+/P1       5.475%  05/05/98     25,000,000       24,752,865
 Sigma Finance Inc......................   A1+/P1       5.490%  05/12/98     50,000,000       49,451,000
 Sigma Finance Inc......................   A1+/P1       5.400%  07/28/98     25,000,000       24,441,250

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
ASSET BACKED SECURITIES -- (CONTINUED)
 World Omni Vehicle Leasing Inc.........    A1/P1       5.515%  03/20/98   $ 50,000,000   $   49,854,465
 World Omni Vehicle Leasing Inc.........    A1/P1       5.490%  04/24/98     56,596,000       56,129,932
                                                                                          --------------
                                                                                             817,113,442
                                                                                          --------------
AUTOMOBILES -- 1.7%
 American Honda Finance Corp............    F1/P1       5.510%  05/29/98     40,000,000       39,455,122
 Daimler-Benz North America Corp........    A1/P1       5.625%  04/22/98     50,000,000       49,593,750
 General Motors Acceptance Corp.........    A1/P1       5.600%  04/20/98     25,000,000       24,805,556
 General Motors Acceptance Corp.........    A1/P1       5.650%  04/22/98     50,000,000       49,591,944
                                                                                          --------------
                                                                                             163,446,372
                                                                                          --------------
BANKING -- 2.3%
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 8/4/98)*.........    A1/P1       5.700%  03/02/98     25,000,000       25,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.760%  03/02/98     50,000,000       50,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.780%  03/02/98     25,000,000       25,000,000
 National Australia Funding Inc.........   A1+/P1       5.460%  05/26/98     25,500,000       25,167,395
 NationsBank Corporation................    A1/P1       5.470%  04/10/98     50,000,000       49,696,111
 Unifunding Inc.........................    A1/P1       5.660%  06/02/98     50,000,000       49,268,917
                                                                                          --------------
                                                                                             224,132,423
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
BROKERAGE SERVICES -- 4.0%
 Lehman Brothers Holdings, Inc., Weekly
  Variable Rate (final maturity
  4/03/98)*.............................    A1/F1       5.799%  03/04/98   $ 50,000,000   $   50,000,000
 Lehman Brothers Holdings, Inc..........    A1/F1       5.770%  03/04/98     25,000,000       24,987,979
 Merrill Lynch & Co., Inc...............   A1+/P1       5.510%  05/20/98    100,000,000       98,790,861
 Merrill Lynch & Co., Inc...............   A1+/P1       5.650%  06/03/98     25,000,000       24,631,181
 Salomon Smith Barney Holdings Inc......    A1/P1       5.730%  03/06/98     25,000,000       24,980,104
 Salomon Smith Barney Holdings Inc......    A1/P1       5.485%  04/22/98     50,000,000       49,603,861
 Salomon Smith Barney Holdings Inc......    A1/P1       5.520%  05/07/98     50,000,000       49,486,333
 Salomon Smith Barney Holdings Inc......    A1/P1       5.415%  07/29/98     50,000,000       48,871,875
 Salomon Smith Barney Holdings Inc......    A1/P1       5.770%  03/17/98     24,775,000       24,711,466
                                                                                          --------------
                                                                                             396,063,660
                                                                                          --------------
CONGLOMERATES -- 1.3%
 B.A.T. Capital Corporation.............    F1/P1       5.760%  04/07/98     25,000,000       24,852,000
 B.A.T. Capital Corporation.............    F1/P1       5.570%  04/22/98     50,000,000       49,597,722
 B.A.T. Capital Corporation.............    F1/P1       5.560%  05/20/98     50,000,000       49,382,222
                                                                                          --------------
                                                                                             123,831,944
                                                                                          --------------
CONSUMER NON-DURABLES -- 0.4%
 Newell Co..............................    A1/D1       5.585%  03/27/98     40,000,000       39,838,656
                                                                                          --------------
ELECTRONICS -- 0.8%
 Hitachi America Ltd....................   A1+/P1       5.400%  07/15/98     31,000,000       30,367,600
 Hitachi America Ltd....................   A1+/P1       5.410%  07/31/98     20,000,000       19,543,156
 Hitachi America Ltd....................   A1+/P1       5.400%  08/21/98     25,000,000       24,351,250
                                                                                          --------------
                                                                                              74,262,006
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
FINANCE COMPANIES -- 4.7%
 BTR Dunlop Finance Inc.................    A1/P1       5.690%  03/26/98   $ 50,000,000   $   49,802,431
 BTR Dunlop Finance Inc.................    A1/P1       5.390%  07/14/98     50,000,000       48,989,375
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/20/98     50,000,000       49,385,556
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/27/98     72,950,000       71,975,084
 General Electric Capital Corp..........   A1+/P1       5.550%  04/27/98     25,000,000       24,780,312
 General Electric Capital Corp..........   A1+/P1       5.510%  05/06/98     50,000,000       49,494,917
 Safeco Credit Company..................    A1/D1       5.760%  03/04/98     20,600,000       20,590,112
 Safeco Credit Company..................    A1/D1       5.765%  03/11/98     22,000,000       21,964,769
 Safeco Credit Company..................    A1/D1       5.770%  03/11/98     32,000,000       31,948,711
 Safeco Credit Company..................    A1/D1       5.800%  03/18/98     20,000,000       19,945,222
 Safeco Credit Company..................    A1/D1       5.470%  04/30/98     20,000,000       19,817,667
 Safeco Credit Company..................    A1/D1       5.500%  05/06/98     25,000,000       24,747,917
 Safeco Credit Company..................    A1/D1       5.550%  05/27/98     26,000,000       25,651,275
                                                                                          --------------
                                                                                             459,093,348
                                                                                          --------------
MINING -- 0.9%
 Rio Tinto America Inc..................   A1+/P1       5.760%  03/11/98     48,700,000       48,622,080
 Rio Tinto America Inc..................   A1+/P1       5.410%  08/11/98     45,300,000       44,190,364
                                                                                          --------------
                                                                                              92,812,444
                                                                                          --------------
PUBLISHING -- 0.3%
 Tribune Company........................    A1/P1       5.740%  03/06/98     25,000,000       24,980,069
                                                                                          --------------
SOVEREIGN ISSUES -- 0.4%
 Government Development Bank of Puerto
  Rico..................................  A1+/TBW1      5.450%  05/22/98     43,000,000       42,466,203
                                                                                          --------------
UTILITIES -- 3.5%
 British Gas Capital Inc................    A1/P1       5.730%  04/21/98     25,000,000       24,797,062
 British Gas Capital Inc................    A1/P1       5.600%  05/07/98     75,000,000       74,218,333
 British Gas Capital Inc................    A1/P1       5.430%  07/27/98     50,000,000       48,883,833

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
UTILITIES -- (CONTINUED)
 British Gas Capital Inc................    A1/P1       5.430%  08/24/98   $ 75,000,000   $   73,006,556
 Duke Capital Corp......................    A1/F1       5.770%  03/04/98     20,000,000       19,990,383
 Duke Capital Corp......................    A1/F1       5.520%  04/06/98     25,000,000       24,862,000
 Duke Capital Corp......................    A1/F1       5.540%  06/02/98     39,127,000       38,567,027
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.700%  03/17/98     20,000,000       19,949,333
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.680%  05/05/98     20,000,000       19,794,889
                                                                                          --------------
                                                                                             344,069,416
                                                                                          --------------
 Total Domestic Commercial Paper
  (Amortized Cost $2,802,109,983).......                                                   2,802,109,983
                                                                                          --------------
FOREIGN -- 4.5%
AIR TRANSPORTATION -- 0.5%
 BAA PLC................................   A1+/P1       5.700%  04/06/98     50,000,000       49,715,000
                                                                                          --------------
AUTOMOBILES -- 1.0%
 Ford Credit Europe, PLC................    A1/P1       5.720%  03/06/98     75,000,000       74,940,417
 Ford Credit Europe, PLC................    A1/P1       5.530%  04/08/98     25,000,000       24,854,069
                                                                                          --------------
                                                                                              99,794,486
                                                                                          --------------
BANKING -- 0.5%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       5.560%  03/11/98     25,000,000       24,961,389
 Banque National de Paris, Canadian
  Branch................................    A1/P1       5.730%  03/05/98     24,000,000       23,984,720
                                                                                          --------------
                                                                                              48,946,109
                                                                                          --------------
BUILDING SOCIETY -- 0.5%
 Nationwide Building Society............    A1/P1       5.585%  05/06/98     50,000,000       49,488,042
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
FOREIGN -- (CONTINUED)
FOOD AND BEVERAGES -- 1.0%
 Diageo Capital PLC.....................    A1/P1       5.400%  07/06/98   $ 47,500,000   $   46,595,125
 Diageo Capital PLC.....................    A1/P1       5.420%  07/27/98     50,000,000       48,885,889
                                                                                          --------------
                                                                                              95,481,014
                                                                                          --------------
SOVEREIGN ISSUES -- 0.8%
 Cades..................................   A1+/P1       5.730%  03/05/98     30,000,000       29,980,900
 Cades..................................   A1+/P1       5.650%  06/05/98     50,000,000       49,246,667
                                                                                          --------------
                                                                                              79,227,567
                                                                                          --------------
UTILITIES -- 0.2%
 Ontario Hydro..........................   A1+/P1       5.700%  03/16/98     25,000,000       24,940,625
                                                                                          --------------
 Total Foreign Commercial Paper
  (Amortized Cost $447,592,843).........                                                     447,592,843
                                                                                          --------------
Total Commercial Paper
 (Amortized Cost $3,249,702,826)........                                                   3,249,702,826
                                                                                          --------------
CORPORATE OBLIGATIONS -- 16.4%
ASSET BACKED SECURITIES -- 1.2%
 CC USA, Inc............................   A1+/P1       6.175%  05/26/98     20,000,000       20,000,771
 Sigma Finance Inc., Daily Variable Rate
  (final maturity 7/27/98)*.............   A1+/P1       5.680%  03/02/98     50,000,000       49,999,597
 Sigma Finance, Inc.....................   A1+/P1       5.915%  03/05/98     50,000,000       49,999,827
                                                                                          --------------
                                                                                             120,000,195
                                                                                          --------------
AUTOMOBILES -- 3.4%
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/20/99)*.............................    F1/P1       5.598%  04/20/98     25,000,000       25,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/21/99)*.............................    F1/P1       5.625%  04/21/98     50,000,000       49,995,534

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
AUTOMOBILES -- (CONTINUED)
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/6/98)*..............................    F1/P1       5.822%  04/06/98   $ 50,000,000   $   49,999,048
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/9/98)*..............................    F1/P1       5.691%  04/09/98     24,000,000       24,000,237
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  6/16/98)*.............................    F1/P1       5.906%  03/16/98     20,000,000       20,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  7/27/98)*.............................    F1/P1       5.621%  04/27/98     45,000,000       45,000,000
 General Motors Acceptance Corp., Daily
  Variable Rate (final maturity
  4/21/98)*.............................    A1/P1       5.750%  03/02/98     25,000,000       25,001,087
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 5/22/98)*....................    A1/P1       5.595%  03/23/98     50,000,000       50,001,130
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 9/3/98)*.....................    A1/P1       5.886%  03/03/98     46,393,000       46,395,876
                                                                                          --------------
                                                                                             335,392,912
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BANKING -- 3.5%
 Bankers Trust New York Corp., Monthly
  Variable Rate (final maturity
  2/10/99)*.............................    A1/P1       5.575%  03/10/98   $105,000,000   $  104,960,614
 Bank of Scotland, PLC, Quarterly
  Variable Rate (final maturity
  9/22/98)*.............................    A1/P1       5.806%  03/22/98     25,000,000       24,994,562
 Compagnie Bancaire USA Funding, Daily
  Variable Rate (final maturity
  5/15/98)*.............................    A1/P1       5.760%  03/02/98     50,000,000       49,998,837
 Compaigne Bancaire USA Funding
  Quarterly Variable Rate (final
  maturity 7/16/98)*....................    A1/P1       5.563%  04/16/98     34,000,000       33,990,461
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     50,000,000       50,000,000
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     25,000,000       24,997,068
 Compagnie Bancaire USA Funding Weekly
  Variable Rate (final maturity
  11/25/98)*............................    A1/P1       5.929%  03/04/98     50,000,000       50,000,000
                                                                                          --------------
                                                                                             338,941,542
                                                                                          --------------
BROKERAGE SERVICES -- 4.7%
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 3/17/98)*....................    A1/P1       5.700%  03/02/98     75,000,000       75,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 6/12/98)*....................    A1/P1       5.760%  03/02/98   $ 60,000,000   $   60,000,302
 Bear Stearns Companies, Inc., Monthly
  Variable Rate (final maturity
  8/14/98)*.............................    A1/P1       5.775%  03/16/98     25,000,000       25,019,085
 Bear Stearns Companies, Inc., Monthly
  Variable Rate, Series B (final
  maturity 4/1/98)*.....................    A1/P1       5.775%  03/02/98     18,000,000       18,002,258
 C. S. First Boston, Inc., Daily
  Variable Rate (final maturity
  7/21/98)*.............................   A1+/P1       5.670%  03/02/98     50,000,000       50,000,000
 C. S. First Boston, Inc., Weekly
  Variable Rate (final maturity
  5/15/98)*.............................   A1+/P1       5.629%  03/04/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc., Daily
  Variable Rate (final maturity
  3/22/99)*.............................    A1/F1       5.710%  03/02/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 2/12/99)*....................    A1/F1       5.655%  04/13/98     25,000,000       25,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 5/28/98)*....................    A1/F1       6.045%  05/28/98     36,000,000       36,034,395

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  11/23/98)*............................   A1+/P1       5.700%  03/02/98   $ 25,000,000   $   25,000,000
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  12/9/98)*.............................   A1+/P1       5.760%  03/02/98     25,000,000       24,998,067
 Merrill Lynch & Co., Inc., Weekly
  Variable Rate (final maturity
  3/4/98)*..............................   A1+/P1       5.629%  03/04/98     19,000,000       18,999,759
                                                                                          --------------
                                                                                             458,053,866
                                                                                          --------------
CONGLOMERATES -- 0.3%
 Philip Morris Co., Inc.................    A1/P1       9.000%  05/15/98     22,625,000       22,750,689
                                                                                          --------------
FINANCE COMPANIES -- 1.7%
 Dean Witter Discover & Co..............    A1/P1       6.000%  03/01/98     15,000,000       15,000,000
 Household Finance Corp., Daily Variable
  Rate (final maturity 5/28/98)*........    A1/P1       5.720%  03/02/98     50,000,000       50,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/19/99)*.............................    A1/P1       5.587%  03/19/98     25,000,000       25,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/21/99)*.............................    A1/P1       5.595%  03/23/98     25,000,000       25,000,000
Household Finance Corp., Monthly
  Variable Rate (final maturity
  9/15/98)*.............................    A1/P1       5.675%  03/16/98     50,000,000       50,022,707
                                                                                          --------------
                                                                                             165,022,707
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
LEASING -- 1.1%
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  4/17/98)*.............................    P1/D1       5.810%  03/02/98   $ 25,000,000   $   25,000,000
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  9/18/98)*.............................    P1/D1       5.720%  03/02/98     25,000,000       25,000,000
 Sanwa Business Credit Corp., Monthly
  Variable Rate (final maturity
  4/29/98)*.............................    P1/D1       5.750%  03/30/98     25,000,000       25,003,319
 USL Capital Corp., Series D, Quarterly
  Variable Rate (final maturity
  4/22/98)*.............................    P1/F1       5.705%  04/22/98     34,000,000       34,005,075
                                                                                          --------------
                                                                                             109,008,394
                                                                                          --------------
RELOCATION SERVICES -- 0.5%
 PHH Corporation, Monthly Variable Rate
  (final maturity 6/24/98)*.............    A1/P1       5.625%  03/24/98     50,000,000       50,000,000
                                                                                          --------------
Total Corporate Obligations
 (Amortized Cost $1,599,170,305)........                                                   1,599,170,305
                                                                                          --------------
MASTER NOTES -- 7.1%
 Goldman Sachs Group L.P. (final
  maturity 10/13/98)*...................   A1+/P1       5.828%  03/02/98    400,000,000      400,000,000
 Morgan Stanley Group, Inc. (final
  maturity 3/24/98)*....................    A1/P1       5.788%  03/02/98    300,000,000      300,000,000
                                                                                          --------------
Total Master Notes
 (Amortized Cost $700,000,000)..........                                                     700,000,000
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- 25.5%
 CIBC Oppenheimer, Corp., dated 2/27/98,
  with a maturity value of $135,064,013
  (Collateralized by $137,095,000
  various U.S. Government Obligations,
  5.37%-7.75%, 3/24/98-3/8/12, market
  value -- $137,701,990.................                5.690%  03/02/98   $135,000,000   $  135,000,000
 Morgan Stanley Dean Witter & Co., dated
  2/27/98, with a maturity value of
  $180,085,350 (Collateralized by
  $246,113,822 various U.S. Government
  Obligations, 5.00%-13.0%,
  4/1/98-2/1/28, market value --
  $183,600,518).........................                5.690%  03/02/98    180,000,000      180,000,000
 First Chicago Capital Markets, Inc.,
  dated 2/27/98, with a maturity value
  of $130,061,642 (Collateralized by
  $132,876,000 various U.S. Government
  Obligations, 0.00%-7.0%, 3/12/98-
  12/13/99, market
  value -- $132,603,501.................                5.690%  03/02/98    130,000,000      130,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $118,622,726
  (Collateralized by $117,146,000 U.S.
  Treasury Note, 5.875%, 2/28/99, market
  value -- $120,938,802)................                5.640%  03/02/98   $118,567,000   $  118,567,000
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $325,154,104
  (Collateralized by $639,720,401
  various U.S. Government Obligations,
  5.50%-10.5%, 4/1/98-2/1/98, market
  value -- $331,500,001)................                5.690%  03/02/98    325,000,000      325,000,000
 J.P. Morgan Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,750 (Collateralized by
  $455,797,296 Government National
  Mortgage Association, 7.50%, 9/15/12-
  1/15/28, market
  value -- $459,000,001)................                5.700%  03/02/98    450,000,000      450,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 NationsBank, Inc., dated 2/27/98, with
  a maturity value of $380,179,867
  (Collateralized by $394,051,091
  Federal National Mortgage Association,
  6.5%-7.0%, 9/1/11-1/1/13, market
  value -- $387,600,000)................                5.680%  03/02/98   $380,000,000   $  380,000,000
 Nomura Securities, Inc., dated 2/27/98,
  with a maturity value of $325,154,375
  (Collateralized by $330,724,126
  Federal National Mortgage Association,
  5.5%-9.5%, 8/1/99-2/1/28, market
  value -- $331,500,001)................                5.700%  03/02/98    325,000,000      325,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Prudential Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,375 (Collateralized by
  $475,269,551 Federal National Mortgage
  Association, 6.5%, 9/1/12, market
  value -- $459,000,001)................                5.690%  03/02/98   $450,000,000   $  450,000,000
                                                                                          --------------
Total Repurchase Agreements
 (Amortized Cost $2,493,567,000)........                                                   2,493,567,000
                                                                                          --------------
TOTAL INVESTMENTS -- 102.1%
 (AMORTIZED COST $9,986,786,451)(a).....                                                   9,986,786,451
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (2.1%)................................                                                    (207,110,383)
                                                                                          --------------
NET ASSETS -- 100.0%....................                                                  $9,779,676,068
                                                                                          ==============

---------------
Percentages indicated are based on net assets of $9,779,676,068.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
(b) Private placement security.
PLC -- Public Liability Company.
N.R.S.R.O. Nationally Recognized Statistical Ratings Organization. Rating agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investors Services, Duff & Phelps, IBCA, and Thomsons Bank Watch.

          A1 --  Highest rating assigned by S&P and IBCA.
          P1 --  Highest rating assigned by Moody's.
          F1 --  Highest rating assigned by Fitch Investors.
          D1 --  Highest rating assigned by Duff.
         TBW1 -- Highest rating assigned by Thomsons Bank Watch.

Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
* Variable rate security. Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                          AMORTIZED
                                              MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE      DATE        AMOUNT         (NOTE 2)
            -----------               ----    --------    ---------       ---------
U.S. TREASURY OBLIGATIONS -- 29.7%
  U.S. Treasury Note................  6.125%  03/31/98   $ 75,000,000   $   75,030,243
  U.S. Treasury Note................  7.875%  04/15/98     50,000,000       50,134,432
  U.S. Treasury Note................  6.125%  05/15/98     75,000,000       75,070,970
  U.S. Treasury Note................  9.000%  05/15/98     75,000,000       75,517,134
  U.S. Treasury Note................  6.000%  05/31/98     25,000,000       25,024,328
  U.S. Treasury Note................  6.250%  06/30/98     50,000,000       50,102,114
  U.S. Treasury Note................  8.250%  07/15/98     91,250,000       92,114,346
  U.S. Treasury Note................  6.250%  07/31/98     50,000,000       50,123,039
  U.S. Treasury Note................  5.875%  08/15/98    150,000,000      150,137,721
  U.S. Treasury Note................  9.250%  08/15/98     75,000,000       76,185,202
  U.S. Treasury Note................  6.125%  08/31/98    125,000,000      125,419,571
  U.S. Treasury Note................  4.750%  08/31/98     50,000,000       49,840,734
                                                                        --------------
Total U.S. Treasury Obligations
  (Amortized Cost $894,699,834).....                                       894,699,834
                                                                        --------------
REPURCHASE AGREEMENTS -- 68.4%
  Barclays de Zoete Wedd Securities,
    Inc., dated 2/27/98, with a
    maturity value of $145,068,150
    (Collateralized by $111,311,000
    U.S. Treasury Obligations,
    10.75%-12.0%, 5/15/03-5/15/05,
    market value -- $147,901,058)...  5.640%  03/02/98    145,000,000      145,000,000
  CIBC Oppenheimer, Corp., dated
    2/27/98, with a maturity value
    of $145,068,029 (Collateralized
    by $141,683,000 various U.S.
    Treasury Obligations,
    5.75%-11.25%, 6/30/98-2/15/15,
    market value -- $147,907,744)...  5.630%  03/02/98    145,000,000      145,000,000
  C.S. First Boston Corp., dated
    2/27/98, with a maturity value
    of $425,199,750 (Collateralized
    by $412,984,000 U.S. Treasury
    Notes, 5.875%-6.625%,
    2/15/00-5/15/07, market value --
    $435,643,658)...................  5.640%  03/02/98    425,000,000      425,000,000

---------------
See Notes to Financial Statements.

                                                                          AMORTIZED
                                              MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE      DATE        AMOUNT         (NOTE 2)
            -----------               ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
  Morgan Stanley Dean Witter & Co.,
    dated 2/27/98, with a maturity
    value of $145,068,271
    (Collateralized by $136,193,000
    U.S. Treasury Notes,
    5.625%-7.875%, 11/30/99-5/15/06,
    market value -- $147,900,135)...  5.650%  03/02/98   $145,000,000   $  145,000,000
  Goldman Sachs & Co., dated
    2/27/98, with a maturity value
    of $574,937,093 (Collateralized
    by $583,869,000 U.S. Treasury
    Note, 0.00%-7.875%,
    4/15/98-2/15/08, market
    value -- $586,160,673)..........  5.640%  03/02/98    574,667,000      574,667,000
  HSBC Securities, Inc., dated
    2/27/98, with a maturity value
    of $145,068,150 (Collateralized
    by $231,922,000 U.S. Treasury
    Obligations, 0.00%, 5/15/98-
    11/15/12, market value --
    $147,900,605)...................  5.640%  03/02/98    145,000,000      145,000,000
  J.P. Morgan Securities, Inc.,
    dated 2/27/98, with a maturity
    value of $145,068,029
    (Collateralized by $154,612,000
    U.S. Treasury Notes,
    0.00%-6.25%, 4/30/01-12/31/01,
    market value -- $147,900,300)...  5.630%  03/02/98    145,000,000      145,000,000
  Lehman Brothers, Inc., dated
    2/27/98, with a maturity value
    of $50,023,333 (Collateralized
    by $107,443,000 U.S. Treasury
    Notes, 0.00%, 2/15/08-11/15/12,
    market value -- $51,001,397)....  5.600%  03/02/98     50,000,000       50,000,000
  Merrill Lynch Securities, Inc.,
    dated 2/27/98, with a maturity
    value of $145,067,063
    (Collateralized by $120,725,000
    U.S. Treasury Obligations,
    5.75%-11.25%, 11/30/99-2/15/19,
    market value -- $147,901,010)...  5.550%  03/02/98    145,000,000      145,000,000

---------------
See Notes to Financial Statements.

                                                                          AMORTIZED
                                              MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE      DATE        AMOUNT         (NOTE 2)
            -----------               ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
  Nomura Securities, Inc., dated
    2/27/98, with a maturity value
    of $145,068,150 (Collateralized
    by $142,707,000 U.S. Treasury
    Notes, 6.25%, 4/30/01-6/30/02,
    market value -- $147,900,157)...  5.640%  03/02/98   $145,000,000   $  145,000,000
                                                                        --------------
Total Repurchase Agreements
(Amortized Cost $2,064,667,000).....                                     2,064,667,000
                                                                        --------------
TOTAL INVESTMENTS -- 98.1%
(AMORTIZED COST $2,959,366,834)(a)..                                     2,959,366,834
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.9%...............                                        56,872,749
                                                                        --------------
NET ASSETS -- 100.0%................                                    $3,016,239,583
                                                                        ==============

---------------

Percentages indicated are based on net assets of $3,016,239,583.
(a) Cost for federal income tax and financial reporting purpose are substantially the same.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                                   AMORTIZED
                                                          MATURITY    PRINCIPAL       COST
               DESCRIPTION                 RATE             DATE       AMOUNT       (NOTE 2)
               -----------                 -----          --------   -----------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 44.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- DISCOUNT -- 14.2%
 Federal Home Loan Mortgage Corp.........  5.590%(dagger) 03/02/98   $30,000,000  $ 29,995,342
 Federal Home Loan Mortgage Corp.........  5.500%(dagger) 05/08/98    40,000,000    39,588,978
                                                                                  ------------
Total U.S. Government Agency
  Obligations -- Discount (Amortized Cost
  $69,584,320)...........................                                           69,584,320
                                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- FIXED -- 17.7%
 Federal Farm Credit Bank................  5.540%         03/02/98     5,000,000     5,000,000
 Federal Farm Credit Bank................  5.750%         09/11/98     5,000,000     4,997,449
 Federal Farm Credit Bank................  5.600%         10/01/98     5,000,000     5,001,354
 Federal Farm Credit Bank................  5.700%         11/03/98     5,000,000     4,997,357
 Federal Home Loan Bank..................  5.720%         07/07/98    10,000,000    10,008,533
 Federal Home Loan Bank..................  5.715%         07/21/98    10,000,000     9,998,704
 Federal Home Loan Bank..................  5.700%         09/10/98     5,000,000     4,996,632
 Federal Home Loan Bank..................  5.690%         10/02/98     2,500,000     2,498,795
 Federal Home Loan Bank..................  5.800%         10/27/98     5,000,000     4,998,718
 Federal Home Loan Mortgage Corporation..  5.840%         04/08/98     4,000,000     4,000,000
 Federal National Mortgage Association...  6.020%         04/15/98     5,000,000     5,002,155
 Federal National Mortgage Association...  5.710%         06/23/98    10,000,000     9,998,554
 Federal National Mortgage Association...  7.000%         07/13/98     5,000,000     5,020,482
 Federal National Mortgage Association...  5.630%         08/14/98     5,000,000     4,995,861
 Federal National Mortgage Association...  5.710%         09/09/98     5,000,000     4,996,213
                                                                                  ------------
Total U.S. Government Agency
  Obligations -- Fixed (Amortized Cost
  $86,510,807)...........................                                           86,510,807
                                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- VARIABLE -- 12.3%
 Federal Home Loan Bank, Monthly Variable
  Rate (final maturity 8/4/98)*..........  5.390%         03/04/98    20,000,000    19,990,932
 Federal National Mortgage Association,
  Monthly Variable Rate (final maturity
  7/30/98)*..............................  5.420%         03/02/98    20,000,000    19,990,448

---------------
See Notes to Financial Statements.

                                                                            AMORTIZED
                                                   MATURITY    PRINCIPAL       COST
               DESCRIPTION                 RATE      DATE       AMOUNT       (NOTE 2)
               -----------                 -----   --------   -----------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- VARIABLE -- (CONTINUED)
 Federal National Mortgage Association,
  Weekly Variable Rate (final maturity
  10/20/98)*.............................  5.740%  03/03/98   $20,000,000  $ 19,994,446
                                                                           ------------
Total U.S. Government Agency
  Obligations -- Variable (Amortized Cost
  $59,975,826)...........................                                    59,975,826
                                                                           ------------
Total U.S. Government Agency Obligations
  (Amortized Cost $216,070,953)..........                                   216,070,953
                                                                           ------------
REPURCHASE AGREEMENTS -- 55.6%
 CIBC Oppenheimer, Corp., dated 2/27/98,
  with a maturity value of $15,007,113
  (Collateralized by $15,015,000 U.S.
  Government Obligations, 6.375%-6.90%,
  10/13/00-10/9/01, market value --
  $15,304,286)...........................   5.69%  03/02/98    15,000,000    15,000,000
 Morgan Stanley Dean Witter & Co., dated
  2/27/98, with a maturity value of
  $20,009,483 (Collateralized by
  $54,962,315 various U.S. Government
  Obligations, 0.00%-15.00%, 3/12/98-
  11/1/27, market
  value -- $20,400,097)..................   5.69%  03/02/98    20,000,000    20,000,000
 First Chicago Capital Markets, Inc.,
  dated 2/27/98, with a maturity value of
  $20,009,483 (Collateralized by
  $19,980,000 U.S. Treasury Note, 5.875%,
  11/15/99, market
  value -- $20,404,744)..................   5.69%  03/02/98    20,000,000    20,000,000
 Goldman Sachs & Co., dated 2/27/98, with
  a maturity value of $97,220,077
  (Collateralized by $531,613,617 various
  U.S. Government Obligations, 5.50%-
  12.50%, 3/25/98-2/1/28, market value --
  $99,117,480)...........................   5.69%  03/02/98    97,174,000    97,174,000
 HSBC Securities, Inc., dated 2/27/98,
  with a maturity value of $20,009,467
  (Collateralized by $30,331,922 U.S.
  Government Obligations, 0.00%-8.50%,
  6/25/98-9/1/27, market value --
  $20,403,345)...........................   5.68%  03/02/98    20,000,000    20,000,000

---------------
See Notes to Financial Statements.

                                                                            AMORTIZED
                                                   MATURITY    PRINCIPAL       COST
               DESCRIPTION                 RATE      DATE       AMOUNT       (NOTE 2)
               -----------                 -----   --------   -----------  ------------
REPURCHASE AGREEMENTS -- (CONTINUED)
 J.P. Morgan Securities, Inc., dated
  2/27/98, with a maturity value of
  $20,009,500 (Collateralized by
  $20,069,479 Government National
  Mortgage Association, 6.50%-7.50%,
  2/15/26-2/15/28, market value --
  $20,400,001)...........................   5.70%  03/02/98   $20,000,000  $ 20,000,000
 Merrill Lynch Securities, Inc., dated
  2/27/98, with a maturity value of
  $20,009,333 (Collateralized by
  $48,562,044 U.S. Government
  Obligations, 5.50%-8.00%,1/1/01-1/1/09,
  market value -- $20,402,977)...........   5.60%  03/02/98    20,000,000    20,000,000
 NationsBank, Inc., dated 2/27/98, with a
  maturity value of $20,009,467
  (Collateralized by $21,042,098 Federal
  National Mortgage Association, 7.00%-
  7.50%, 9/1/11-6/1/12, market value --
  $20,400,000)...........................   5.68%  03/02/98    20,000,000    20,000,000
 Nomura Securities, Inc., dated 2/27/98,
  with a maturity value of $20,009,500
  (Collateralized by $22,594,870 Federal
  National Mortgage Association, 6.00%-
  8.00%, 5/1/11-2/1/28, market value --
  $20,400,001)...........................   5.70%  03/02/98    20,000,000    20,000,000
 Prudential Securities, Inc., dated
  2/27/98, with a maturity value of
  $20,009,483 (Collateralized by
  $20,456,106 U.S. Government
  Obligations, 0.00%-6.50%,
  5/28/98-2/1/18, market value --
  $20,400,562)...........................   5.69%  03/02/98    20,000,000    20,000,000
                                                                           ------------
Total Repurchase Agreements (Amortized
  Cost $272,174,000).....................                                   272,174,000
                                                                           ------------
TOTAL INVESTMENTS -- 99.8% (AMORTIZED
  COST $488,244,953)(A)..................                                   488,244,953
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%                                   995,676
                                                                           ------------
NET ASSETS -- 100.0%.....................                                  $489,240,629
                                                                           ============

---------------

Percentages indicated are based on net assets of $489,240,629.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
* Variable rate security. Maturity date reflects the next interest rate change date.
(dagger)  Rate represents effective yield at date of purchase.
See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                                 AMORTIZED
                                                     MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE             DATE        AMOUNT         (NOTE 2)
            -----------               ----           --------    ---------       ---------
U.S. TREASURY OBLIGATIONS -- 98.4%
U.S. TREASURY BILLS -- 25.5%
  U. S. Treasury Bill...............  5.310%(dagger) 03/05/98   $ 32,123,000   $   32,104,440
  U. S. Treasury Bill...............  5.310%(dagger) 04/23/98     80,000,000       79,378,502
                                                                               --------------
                                                                                  111,482,942
                                                                               --------------
U.S. TREASURY NOTES -- 72.9%
  U.S. Treasury Note................  5.125%         03/31/98     31,060,000       31,052,197
  U.S. Treasury Note................  6.125%         03/31/98     51,545,000       51,575,258
  U.S. Treasury Note................  7.875%         04/15/98     87,633,000       87,885,996
  U.S. Treasury Note................  5.125%         04/30/98     40,745,000       40,720,570
  U.S. Treasury Note................  5.875%         04/30/98     13,600,000       13,610,479
  U.S. Treasury Note................  6.125%         05/15/98     56,595,000       56,675,189
  U.S. Treasury Note................  8.250%         07/15/98      2,575,000        2,601,583
  U.S. Treasury Note................  6.125%         08/31/98     33,405,000       33,516,058
                                                                               --------------
                                                                                  317,637,330
                                                                               --------------
Total U.S. Treasury Obligations
  (Amortized Cost $429,120,272).....                                              429,120,272
                                                                               --------------
TOTAL INVESTMENTS -- 98.4%
  (AMORTIZED COST $429,120,272)(a)..                                              429,120,272
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.6%...............                                                6,886,074
                                                                               --------------
NET ASSETS -- 100.0%................                                           $  436,006,346
                                                                               ==============

---------------

Percentages indicated are based on net assets of $436,006,346.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
(dagger)  Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

                                                                   PRIME           TREASURY       GOVERNMENT      TREASURY
                                                                   FUND              FUND            FUND        ONLY FUND
                                                              ---------------   --------------   ------------   ------------
ASSETS:
Investments in securities, at value (amortized cost
$7,493,219,451 $894,669,834, $216,070,953 and $429,120,272,
respectively)...............................................  $ 7,493,219,451   $  894,699,834   $216,070,953   $429,120,272
 Repurchase agreements (cost $2,493,567,000, $2,064,667,000
  $272,174,000 and $0, respectively)........................    2,493,567,000    2,064,667,000   272,174,000              --
 Cash.......................................................          320,256               --           114              --
 Interest receivable........................................       59,383,563       15,051,412     1,800,553       7,212,402
 Prepaid expenses...........................................          952,218               --            --              --
 Receivable for investment securities sold..................               --       51,281,250            --      45,814,669
 Deferred organizational costs..............................               --               --            --          23,796
                                                              ---------------   --------------   ------------   ------------
Total Assets................................................   10,047,442,488    3,025,699,496   490,045,620     482,171,139
                                                              ---------------   --------------   ------------   ------------
LIABILITIES:
 Payable to bank............................................               --           38,966            --           1,638
 Dividends payable..........................................       16,466,456        7,992,895       562,176         323,025
 Payable for investment securities purchased................      247,343,494               --            --      45,550,109
 Investment advisory fees payable...........................          662,817          243,173        18,763          30,740
 Administration fees payable................................          729,581          244,501        37,458          30,800
 Special management fees payable (Pacific Horizon Shares)...          598,133           79,811        33,244          47,448
 Shareholder service fees payable (Horizon Service
  Shares)...................................................          661,679          356,748        54,372          34,937
 Shareholder service fees payable (X Shares)................          157,824           34,620            --              --
 Shareholder service fees payable (S Shares)................           98,598               --            --              --
 Shareholder service fees payable (Y Shares)................           17,874           15,020            --              --
 Distribution fees payable (X Shares).......................          189,389           40,781            --              --
 Distribution fees payable (S Shares).......................          118,308               --            --              --
 Distribution fees payable (Y Shares).......................           53,622           42,960            --              --
 Custodian and fund accounting fees payable.................          230,934          113,577        47,480          37,236
 Transfer agent fees payable................................          244,031           87,146        22,412          31,562
 Other accrued expenses.....................................          193,680          169,715        29,086          77,298
                                                              ---------------   --------------   ------------   ------------
Total Liabilities...........................................      267,766,420        9,459,913       804,991      46,164,793
                                                              ---------------   --------------   ------------   ------------
NET ASSETS..................................................  $ 9,779,676,068   $3,016,239,583   $489,240,629   $436,006,346
                                                              ===============   ==============   ============   ============
Net Assets:
 Pacific Horizon Shares.....................................  $ 2,452,112,326   $  336,293,095   $161,640,196   $228,483,167
 Horizon Shares.............................................    2,414,466,836      702,033,432    63,162,653      30,167,044
 Horizon Service Shares.....................................    3,374,174,474    1,712,790,859   264,437,780     177,356,135
 X Shares...................................................      869,716,062      183,090,014            --              --
 S Shares...................................................      559,417,598               --            --              --
 Y Shares...................................................      109,788,772       82,032,183            --              --
                                                              ---------------   --------------   ------------   ------------
Total.......................................................  $ 9,779,676,068   $3,016,239,583   $489,240,629   $436,006,346
                                                              ===============   ==============   ============   ============
Shares Outstanding ($0.001 par value, 120 billion, 60
 billion, 30 billion, and 30 billion shares authorized,
 respectively):
 Pacific Horizon Shares.....................................    2,452,310,074      336,438,924   161,852,144     228,512,717
 Horizon Shares.............................................    2,414,749,939      702,133,948    63,211,715      30,167,905
 Horizon Service Shares.....................................    3,374,020,827    1,712,911,515   264,638,808     177,369,374
 X Shares...................................................      869,677,855      183,088,539            --              --
 S Shares...................................................      559,414,515               --            --              --
 Y Shares...................................................      109,788,400       82,031,348            --              --
                                                              ---------------   --------------   ------------   ------------
Total.......................................................    9,779,961,610    3,016,604,274   489,702,667     436,049,996
                                                              ===============   ==============   ============   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE......................................................  $          1.00   $         1.00   $      1.00    $       1.00
                                                              ===============   ==============   ============   ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     9,779,963   $    3,016,604   $   489,703    $    436,050
 Additional paid-in capital.................................    9,769,782,074    3,012,611,984   489,212,964     435,613,948
 Accumulated undistributed net investment income............        3,514,189          667,877       453,728              --
 Accumulated net realized losses on investment
  transactions..............................................       (3,400,158)         (56,882)     (915,766)        (43,652)
                                                              ---------------   --------------   ------------   ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $ 9,779,676,068   $3,016,239,583   $489,240,629   $436,006,346
                                                              ===============   ==============   ============   ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

                                   PRIME         TREASURY     GOVERNMENT     TREASURY
                                    FUND           FUND          FUND        ONLY FUND
                                ------------   ------------   -----------   -----------
INVESTMENT INCOME:
  Interest....................  $458,788,515   $150,006,923   $25,748,926   $23,437,348
                                ------------   ------------   -----------   -----------
EXPENSES:
  Investment advisory fees....     7,234,054      2,708,981      460,253        439,545
  Administration fees.........     7,938,015      2,712,338      460,253        439,545
  Special management fees
    (Pacific Horizon
    Shares)...................     7,285,114      1,088,447      455,016        667,711
  Shareholder service fees
    (Horizon Service
    Shares)...................     8,141,653      4,075,595      646,192        508,971
  Shareholder service fees (X
    Shares)...................     1,126,895        157,400           --             --
  Shareholder service fees (S
    Shares)...................       482,149             --           --             --
  Shareholder service fees (Y
    Shares)...................        99,846         61,805           --             --
  Distribution fees (X
    Shares)...................     1,352,274        188,860           --             --
  Distribution fees (S
    Shares)...................     1,241,178             --           --             --
  Distribution fees (Y
    Shares)...................       299,538        185,411           --             --
  Registration and filing
    fees......................       617,625        411,101      228,276         50,346
  Custodian and fund
    accounting fees...........       692,500        341,494      141,198        113,775
  Transfer agent fees.........       508,568        112,752       43,239         81,899
  Legal fees..................       274,244        181,444       19,347         30,208
  Audit fees..................        40,347         45,545       20,635         27,259
  Other expenses..............       813,512        279,942      104,711         98,664
                                ------------   ------------   -----------   -----------
    Total Expenses............    38,147,512     12,551,115    2,579,120      2,457,923
  Less: Fee waivers...........      (772,551)            --     (210,869)            --
      Expenses paid by third
        parties...............       (11,235)        (4,484)      (1,715)       (10,875)
                                ------------   ------------   -----------   -----------
Total Net Expenses............    37,363,726     12,546,631    2,366,536      2,447,048
                                ------------   ------------   -----------   -----------
Net Investment Income.........   421,424,789    137,460,292   23,382,390     20,990,300
NET REALIZED GAINS
  (LOSSES) ON INVESTMENTS:
  Net realized gains (losses)
    on investment
    transactions..............        69,980          1,095       23,313        (10,747)
                                ------------   ------------   -----------   -----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $421,494,769   $137,461,387   $23,405,703   $20,979,553
                                ============   ============   ===========   ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         PRIME FUND
                                                              ---------------------------------
                                                                         YEAR ENDED
                                                              ---------------------------------
                                                               FEBRUARY 28,      FEBRUARY 28,
                                                                   1998              1997
                                                              ---------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   421,424,789   $   313,627,480
 Net realized gains (losses) on investment transactions.....           69,980           172,885
                                                              ---------------   ---------------
Change in net assets resulting from operations..............      421,494,769       313,800,365
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
 Pacific Horizon Shares.....................................     (117,152,680)     (110,595,534)
 Horizon Shares.............................................     (100,966,269)      (79,709,197)
 Horizon Service Shares.....................................     (170,004,484)     (119,808,778)
 X Shares...................................................      (22,281,567)       (2,322,836)(a)
 S Shares...................................................       (8,606,405)(b)              --
 Y Shares...................................................       (1,807,633)(c)              --
                                                              ---------------   ---------------
Change in net assets from shareholder distributions.........     (420,819,038)     (312,436,345)
                                                              ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   65,111,897,688    42,442,585,809
 Dividends reinvested.......................................      243,957,627       177,262,119
 Cost of shares redeemed....................................  (62,727,564,200)  (40,881,572,699)
                                                              ---------------   ---------------
Change in net assets from capital share transactions........    2,628,291,115     1,738,275,229
                                                              ---------------   ---------------
Change in net assets........................................    2,628,966,846     1,739,639,249
NET ASSETS
 Beginning of Year..........................................    7,150,709,222     5,411,069,973
                                                              ---------------   ---------------
 End of Year................................................  $ 9,779,676,068   $ 7,150,709,222
                                                              ===============   ===============
Accumulated Undistributed Net Investment Income.............  $     3,514,189   $     2,908,438
                                                              ===============   ===============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from April 7, 1997 (inception date) to February 28, 1998.
(c) Period from July 10, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          TREASURY FUND                      GOVERNMENT FUND                   TREASURY ONLY FUND
---------------------------------   ---------------------------------   ---------------------------------
           YEAR ENDED                          YEAR ENDED                          YEAR ENDED
---------------------------------   ---------------------------------   ---------------------------------
 FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
     1998              1997              1998              1997              1998              1997
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$   137,460,292   $   139,590,623   $    23,382,390   $    26,370,373   $    20,990,300   $    22,616,016
          1,095            86,112            23,313            12,552           (10,747)           31,462
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    137,461,387       139,676,735        23,405,703        26,382,925        20,979,553        22,647,478
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    (16,848,276)      (38,697,555)       (7,118,240)      (10,822,314)       (9,857,218)      (12,248,712)
    (34,529,165)      (34,033,530)       (3,181,981)       (3,358,368)       (1,377,435)       (2,009,735)
    (82,004,103)      (66,796,890)      (13,146,010)      (12,135,558)       (9,755,647)       (8,357,569)
     (3,006,912)          (62,648)(a)              --              --                --                --
             --                --                --                --                --                --
     (1,071,836)(c)              --              --                --                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
   (137,460,292)     (139,590,623)      (23,446,231)      (26,316,240)      (20,990,300)      (22,616,016)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
 23,310,724,272    17,362,879,524     3,331,389,913     3,514,048,456     1,441,272,391     2,581,288,044
     49,740,717        46,043,231        18,033,757        20,515,585        15,715,206        17,977,687
(22,935,720,988)  (17,661,736,799)   (3,376,729,790)   (3,547,375,120)   (1,536,173,410)   (2,551,597,500)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    424,744,001      (252,814,044)      (27,306,120)      (12,811,079)      (79,185,813)       47,668,231
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    424,745,096      (252,727,932)      (27,346,648)      (12,744,394)      (79,196,560)       47,699,693
  2,591,494,487     2,844,222,419       516,587,277       529,331,671       515,202,906       467,503,213
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$ 3,016,239,583   $ 2,591,494,487   $   489,240,629   $   519,587,277   $   436,006,346   $   515,202,906
===============   ===============   ===============   ===============   ===============   ===============
$       667,877   $       667,877   $       453,728   $       517,569   $            --   $            --
===============   ===============   ===============   ===============   ===============   ===============

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. On February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of Pacific Horizon Prime Fund (the "Prime Fund"), Pacific Horizon Treasury Fund (the "Treasury Fund"), Pacific Horizon Government Fund (the "Government Fund") and Pacific Horizon Treasury Only Fund (the "Treasury Only Fund"), collectively the "Funds".

    The Funds each issue three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Services Shares). Effective July 22, 1996, the Prime Fund and the Treasury Fund began offering X Shares. The Prime Fund began offering S Shares effective April 7, 1997 and effective July 10, 1997 the Prime Fund and the Treasury Fund each began offering Y Shares. The Treasury Fund is also authorized to issue S shares for purchase as of the date of this report. Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X, S and Y Shares each have a Distribution and Services Plan.

THE INVESTMENT OBJECTIVES OF THE FUNDS ARE AS FOLLOWS:

    Prime Fund -- Seek high current income and stability of principal by investing in a broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

    Treasury Fund -- Seek high current income and stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements relating to Treasury obligations.

    Government Fund -- Provide liquidity and as high a level of current income as is consistent with the preservation of capital by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentality's and in repurchase agreements with respect to such obligations.

    Treasury Only Fund -- Provide liquidity and as high a level of current income as is consistent with the preservation of capital by investing in direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.

ADMINISTRATOR

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 The BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized gains and losses are incurred.

REPURCHASE AGREEMENTS (PRIME FUND, TREASURY FUND, AND GOVERNMENT FUND):

    The Funds' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the

Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the Prime Fund, Treasury Fund, Government Fund, and Treasury Only Fund had the following capital loss carryovers:

                                                      CAPITAL LOSS
                        FUND                           CARRYOVER        EXPIRATION DATE
                        ----                          ------------      ---------------
Prime Fund..........................................   $  674,982            2002
                                                        2,725,176            2003
                                                       ----------
                                                       $3,400,158
                                                       ==========
Treasury Fund.......................................   $   47,456            2002
                                                            9,426            2006
                                                       ----------
                                                       $   56,882
                                                       ==========
Government Fund.....................................   $  915,766            2003
                                                       ==========
Treasury Only Fund..................................   $   23,888            2003
                                                       ==========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

    Capital losses incurred after October 31 for the Funds are deemed to arise on the first business day of the following fiscal year for tax purposes. The Treasury Only Fund has incurred and elected to defer such capital losses of $19,764, after October 31, 1997. During the year, the Prime Fund, Treasury Fund and Government Fund utilized $69,980, $1,095 and $23,313, respectively, of its available capital loss carryover to offset realized capital gains for Federal income tax purposes.

OTHER:

    The Funds maintain a cash balance with their custodian and receive reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $11,235, $4,484, $1,715 and $10,875 for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash balances in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Bank of America serves as the Funds' Manager, providing Investment Advisory and Administrative services. For the period ended September 15, 1997, the

Fund had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Bank of America is entitled to an Advisory fee from each Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $3 billion of net assets, plus 0.09% of each Fund's next $2 billion of net assets, plus 0.08% of each Fund's net assets in excess of $5 billion. For the year ended February 28, 1998, Bank of America voluntarily waived fees from the Government Fund in the amount of $210,869. The Administration Agreement entitles Bank of America to fees from each Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $7 billion of net assets, plus 0.09% of each Fund's next $3 billion of net assets, plus 0.08% of each Fund's net assets in excess of $10 billion. During the period March 1, 1997 through September 15, 1997, the Funds had an Administration Agreement with BISYS. Administration fee rates paid to BISYS were the same as those currently paid to Bank of America. The Funds were advised that for the period September 15, 1997 through February 28, 1998, Bank of America and for the period March 1, 1997 through September 15, 1997, BISYS earned the following amounts pursuant to the respective Administrative Agreements:

                                                              BANK OF
                           FUND                               AMERICA       BISYS
                           ----                               -------       -----
Prime Fund................................................  $3,929,655    $4,008,360
Treasury Fund.............................................   1,359,676     1,352,662
Government Fund...........................................     210,009       250,244
Treasury Only Fund........................................     190,516       249,029

    The Funds have adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Funds of a fee at an annual rate 0.32% of the average daily net assets of the outstanding Pacific Horizon Shares of each Fund. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates, PDI (from September 15, 1997 through February 28, 1998), and BISYS (prior to September 15,
1997). For the year ended February 28, 1998, for the period September 15, 1997 through February 28, 1998 and for the period March 1, 1997 through September 15, 1997, the Funds were advised that Bank of America and its affiliates, PDI and BISYS each earned the following amounts pursuant to the Services Plan, respectively:

                                                      BANK OF
                       FUND                           AMERICA       PDI      BISYS
                       ----                           -------       ---      -----
Prime Fund.........................................  $6,742,687   $12,453   $22,110
Treasury Fund......................................     789,384     4,853     5,446
Government Fund....................................     427,718       139       159
Treasury Only Fund.................................     607,979        36        25

    The Funds have also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Funds of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $7,381,916
Treasury Fund...............................................   3,668,245
Government Fund.............................................     586,936
Treasury Only Fund..........................................     432,402

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Funds paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of each Fund's X Shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $2,468,893
Treasury Fund...............................................     345,956

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Funds paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support service with respect to the beneficial owners of Y shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%; respectively, of the average daily net assets of each Funds' Y shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $399,384
Treasury Fund...............................................    246,527

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's S shares. For the year ended February 28, 1998, Bank of America waived $772,551 of distribution expenses from the Prime Fund. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates, earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $950,478

    From the period October 24, 1997 through February 28, 1998 PFPC earned $288,833, $20,977, $0 and $17,187 from the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities for the Funds, BISYS Ohio earned $219,735, $91,775, $43,239 and $64,712 from the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund incurred legal charges totaling $274,244, $181,444, $19,347, and $30,208, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $37,045, $27,925, $33,068, and $28,840, for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Fund (at $1.00 per share) for the periods indicated are summarized below:

                                          PRIME FUND                         TREASURY FUND
                               ---------------------------------   ---------------------------------
                                          YEAR ENDED                          YEAR ENDED
                               ---------------------------------   ---------------------------------
                                FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                    1998              1997              1998              1997
                               ---------------   ---------------   ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued......................    3,213,898,034     4,320,031,345     1,134,991,546     2,180,160,265
 Reinvest....................      108,696,696        99,202,915        12,406,265        13,626,783
 Redeemed....................   (3,163,041,484)   (4,326,928,364)   (1,221,794,534)   (2,875,003,912)
                               ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)......      159,553,246        92,305,896       (74,396,723)     (681,216,864)
                               ===============   ===============   ===============   ===============
HORIZON SHARES
 Issued......................   20,455,794,396    15,114,015,999     5,229,807,041     6,363,082,166
 Reinvest....................       39,465,419        25,723,399        12,806,288        11,616,438
 Redeemed....................  (19,790,457,950)  (15,081,065,299)   (5,158,308,715)   (6,478,650,334)
                               ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)......      704,801,865        58,674,099        84,304,614      (103,951,730)
                               ===============   ===============   ===============   ===============
HORIZON SERVICE SHARES
 Issued......................   35,791,164,395    22,771,276,975    14,976,381,895     8,799,447,002
 Reinvest....................       69,471,827        50,011,411        24,007,250        20,737,353
 Redeemed....................  (35,431,800,117)  (21,437,775,542)  (14,844,801,907)   (8,293,700,822)
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      428,836,105     1,383,512,844       155,587,238       526,483,533
                               ===============   ===============   ===============   ===============
X SHARES
 Issued......................    4,432,511,179       237,259,971     1,534,986,458        20,188,155
 Reinvest....................       17,713,737         2,324,394           520,914            62,656
 Redeemed....................   (3,784,327,932)      (35,803,494)   (1,358,289,848)      (14,379,796)
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      665,896,984       203,780,871(a)     177,217,524        5,871,015(a)
                               ===============   ===============   ===============   ===============
S SHARES
 Issued......................      607,731,207                --                --                --
 Reinvest....................        8,606,126                --                --                --
 Redeemed....................      (56,922,818)               --                --                --
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      559,414,515(b)              --               --                --
                               ===============   ===============   ===============   ===============
Y SHARES
 Issued......................      610,798,477                --       434,557,332                --
 Reinvest....................            3,822                --                --                --
 Redeemed....................     (501,013,899)               --      (352,525,984)               --
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      109,788,400(c)              --       82,031,348(c)              --
                               ===============   ===============   ===============   ===============

---------------

(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(c)  Period from July 10, 1997 (inception date) to February 28,
     1998.

                                     GOVERNMENT FUND                   TREASURY ONLY FUND
                            ---------------------------------   ---------------------------------
                                       YEAR ENDED                          YEAR ENDED
                            ---------------------------------   ---------------------------------
                             FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                 1998              1997              1998              1997
                            ---------------   ---------------   ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued...................      480,817,616       817,557,991       443,400,770     1,028,727,745
 Reinvest.................        6,669,928         8,010,482         8,944,830        10,180,140
 Redeemed.................     (518,067,695)     (894,476,160)     (449,034,109)   (1,088,026,565)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...      (30,580,151)      (68,907,687)        3,311,491       (49,118,680)
                            ===============   ===============   ===============   ===============
HORIZON SHARES
 Issued...................      210,022,080       205,437,403        60,587,676       195,585,962
 Reinvest.................        2,397,397         2,653,506           399,848         1,168,058
 Redeemed.................     (210,377,544)     (201,774,473)      (61,278,210)     (173,560,437)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...        2,041,933         6,316,436          (290,686)       23,193,583
                            ===============   ===============   ===============   ===============
HORIZON SERVICE SHARES
 Issued...................    2,640,550,217     2,491,053,062       937,283,945     1,356,974,337
 Reinvest                         8,966,432         9,851,597         6,370,528         6,629,489
 Redeemed.................   (2,648,284,551)   (2,451,124,487)   (1,025,861,091)   (1,290,010,498)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...        1,232,098        49,780,172       (82,206,618)       73,593,328
                            ===============   ===============   ===============   ===============

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0515           0.0492           0.0539           0.0424           0.0287
 Net realized gains/(losses) on
   investment transactions.....          --               --           0.0004          (0.0227)         (0.0016)
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0515           0.0492           0.0543           0.0197           0.0271
Less dividends to shareholders
 from net investment income....     (0.0515)         (0.0490)         (0.0539)         (0.0422)         (0.0287)
Increase due to voluntary
 capital contribution from
 Investment Advisor............          --               --               --           0.0233               --
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share                               --           0.0002           0.0004           0.0008          (0.0016)
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        5.27%            5.01%            5.53%            4.30%(dagger)    2.91%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $  2,452         $  2,292         $  2,200         $  1,129         $  1,216
 Ratio of expenses to average
   net assets..................        0.55%            0.55%            0.55%            0.51%            0.52%
 Ratio of net investment income
   to average net assets.......        5.15%            4.92%            5.37%            4.19%            2.86%
 Ratio of expenses to average
   net assets*.................          (b)              (b)            0.56%            0.56%            0.53%
 Ratio of net investment income
   to average net assets*......          (b)              (b)            5.36%            4.14%            2.85%

---------------

(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR               $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0546           0.0524           0.0571           0.0461           0.0319
 Net realized gains/(losses)
   on investment
   transactions..............          --               --           0.0004          (0.0232)         (0.0016)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0546           0.0524           0.0575           0.0229           0.0303
Less dividends to
 shareholders from net
 investment income...........     (0.0547)         (0.0522)         (0.0571)         (0.0454)         (0.0319)
Increase due to voluntary
 capital contribution from
 Investment Advisor..........          --               --               --           0.0233               --
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.60%            5.34%            5.86%            4.63%(dagger)    3.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
 (millions)..................    $  2,415         $  1,710         $  1,651         $    662         $  3,840
Ratio of expenses to average
 net assets..................        0.22%            0.23%            0.23%            0.16%            0.20%
Ratio of net investment
 income to average net
 assets......................        5.47%            5.24%            5.69%            4.11%            3.19%
Ratio of expenses to average
 net assets*.................          (a)              (a)            0.24%            0.23%            0.21%
Ratio of net investment
 income to average net
 assets*.....................          (a)              (a)            5.68%            4.04%            3.18%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                        1998             1997             1996             1995             1994
                                    ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0521           0.0499           0.0546           0.0431           0.0294
 Net realized gains/(losses) on
   investment transactions........          --               --           0.0004          (0.0227)         (0.0016)
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0521           0.0499           0.0550           0.0204           0.0278
Less dividends to shareholders
 from net investment income.......     (0.0522)         (0.0497)         (0.0546)         (0.0429)         (0.0294)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --               --               --           0.0233               --
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share                                 (0.0001).         0.0002           0.0004           0.0008          (0.0016)
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        5.34%            5.08%            5.60%            4.37%(dagger)    2.98%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $  3,374         $  2,945         $  1,561         $    864         $    839
 Ratio of expenses to average net
   assets.........................        0.48%            0.48%            0.48%            0.44%            0.45%
 Ratio of net investment income to
   average net assets.............        5.23%            5.00%            5.44%            4.31%            2.94%
 Ratio of expenses to average net
   assets*........................          (a)              (a)            0.49%            0.48%            0.46%
 Ratio of net investment income to
   average net assets*                      (a)              (a)            5.43%            4.27%            2.93%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         YEAR ENDED     PERIOD ENDED
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1998          1997(a)
                                                        ------------    ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........    $   1.00        $   1.00
                                                          --------        --------
Income from Investment Operations:
  Net investment income...............................      0.0491          0.0282
  Net realized gains/(losses) on investment
    transactions......................................          --              --
                                                          --------        --------
Total income from investment operations...............      0.0491          0.0282
Less dividends to shareholders from net investment
  income..............................................     (0.0491)        (0.0281)
                                                          --------        --------
Net change in net asset value per share...............          --          0.0001
                                                          --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............    $   1.00        $   1.00
                                                          ========        ========
Total return..........................................        5.03%           2.84%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..............    $    869        $    204
  Ratio of expenses to average net assets.............        0.77%           0.78%(c)
  Ratio of net investment income to average net
    assets............................................        4.92%           4.73%(c)
  Ratio of expenses to average net assets*............          (b)             (b)
  Ratio of net investment income to average net
    assets*...........................................          (b)             (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                               FEBRUARY 28,
                                                                 1998(a)
                                                              --------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............   $      1.00
                                                               -----------
Income from Investment Operations:
  Net investment income.....................................        0.0444
  Net realized gains/(losses) on investment transactions....            --
                                                               -----------
Total income from investment operations.....................        0.0444
Less dividends to shareholders from net investment income...       (0.0444)
                                                               -----------
Net change in net asset value per share.....................            --
                                                               -----------
NET ASSET VALUE PER SHARE, END OF PERIOD....................   $      1.00
                                                               ===========
Total return................................................          4.53%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................   $       110
  Ratio of expenses to average net assets...................          0.76%(c)
  Ratio of net investment income to average net assets......          4.92%(c)
  Ratio of expenses to average net assets*..................          1.20%(b)(c)
  Ratio of net investment income to average net assets*.....          4.48%(b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0290
  Net realized gains/(losses) on investment transactions....          --
                                                                --------
Total income from investment operations.....................      0.0290
Less dividends to shareholders from net investment income...     (0.0290)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.93%(d)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (millions)....................    $    559
  Ratio of expenses to average net assets...................        1.21%(c)
  Ratio of net investment income to average net assets......        4.48%(c)
  Ratio of expenses to average net assets*..................          (b)
  Ratio of net investment income to average net assets*.....          (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR..........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
  Operations:
  Net investment income......      0.0497           0.0477           0.0527           0.0405           0.0262
  Net realized gains/(losses)
    on investment
    transactions.............     (0.0002)              --           0.0011           0.0001          (0.0002)
                                 --------         --------         --------         --------         --------
Total income from investment
  operations.................      0.0495           0.0477           0.0538           0.0406           0.0260
Less dividends to
  shareholders from net
  investment income..........     (0.0495)         (0.0477)         (0.0527)         (0.0405)         (0.0262)
                                 --------         --------         --------         --------         --------
Net change in net asset value
  per share..................          --               --           0.0011           0.0001          (0.0002)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
  END OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.07%            4.87%            5.40%            4.13%            2.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
    (millions)...............    $    336         $    411         $  1,091         $  1,132         $  1,577
  Ratio of expenses to
    average net assets.......        0.57%            0.57%            0.57%            0.55%            0.55%
  Ratio of net investment
    income to average net
    assets...................        4.96%            4.76%            5.24%            3.99%            2.62%
  Ratio of expenses to
    average net assets*......     (a)(b)                (b)            0.58%              (a)              (a)
  Ratio of net investment
    income to average net
    assets*..................    (a)(b)                  (b)           5.23%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                           --------------------------------------------------------------------------------
                           FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                               1998             1997             1996             1995             1994
                           ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR.......   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             --------         --------         --------         --------         --------
Income from Investment
  Operations:
  Net investment income...     0.0527           0.0509           0.0559           0.0437           0.0294
  Net realized
    gains/(losses) on
    investment
    transactions..........         --               --           0.0011           0.0001          (0.0002)
                             --------         --------         --------         --------         --------
Total income from
  investment operations...     0.0527           0.0509           0.0570           0.0438           0.0292
Less dividends to
  shareholders from net
  investment income.......    (0.0527)         (0.0509)         (0.0559)         (0.0437)         (0.0294)
                             --------         --------         --------         --------         --------
Net change in net asset
  value per share.........         --               --           0.0011           0.0001          (0.0002)
                             --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
  END OF YEAR.............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             ========         ========         ========         ========         ========
Total return..............       5.40%            5.21%            5.73%            4.46%            2.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    year (millions).......   $    702         $    618         $    722              469         $    487
  Ratio of expenses to
    average net assets....       0.25%            0.25%            0.25%            0.23%            0.23%
  Ratio of net investment
    income to average net
    assets................       5.27%            5.09%            5.56%            4.36%            2.94%
  Ratio of expenses to
    average net assets*...    (a)(b)                (b)            0.26%              (a)              (a)
  Ratio of net investment
    income to average net
    assets*...............   (a)(b)                  (b)           5.55%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                --------------------------------------------------------------------------------
                                FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                    1998             1997             1996             1995             1994
                                ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                  --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income........      0.0502           0.0484           0.0534           0.0412           0.0269
 Net realized gains/(losses)
   on investment
   transactions...............          --               --           0.0011           0.0001          (0.0002)
                                  --------         --------         --------         --------         --------
Total income from investment
 operations...................      0.0502           0.0484           0.0545           0.0413           0.0267
Less dividends to shareholders
 from net investment income...     (0.0502)         (0.0484)         (0.0534)         (0.0412)         (0.0269)
                                  --------         --------         --------         --------         --------
Net change in net asset value
 per share....................          --               --           0.0011           0.0001          (0.0002)
                                  --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                  ========         ========         ========         ========         ========
Total return..................        5.14%            4.97%            5.47%            4.20%            2.72%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).................    $  1,713         $  1,557         $  1,031         $    364         $    541
 Ratio of expenses to average
   net assets.................        0.50%            0.50%            0.50%            0.48%            0.48%
 Ratio of net investment
   income to average net
   assets.....................        5.03%            4.84%            5.31%            4.01%            2.69%
 Ratio of expenses to average
   net assets*................     (a)(b)                (b)            0.51%              (a)              (a)
 Ratio of net investment
   income to average net
   assets*....................    (a)(b)                  (b)           5.30%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         YEAR ENDED    PERIOD ENDED
                                                        FEBRUARY 28,   FEBRUARY 28,
                                                            1998         1997(a)
                                                        ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........    $   1.00       $   1.00
                                                          --------       --------
Income from Investment Operations:
  Net investment income...............................      0.0472         0.0271
                                                          --------       --------
Total income from investment operations...............      0.0472         0.0271
Less dividends to shareholders from net investment
  income..............................................     (0.0472)       (0.0271)
                                                          --------       --------
Net change in net asset value per share...............          --             --
                                                          --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............    $   1.00       $   1.00
                                                          ========       ========
Total return..........................................        4.83%          2.74%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..............    $    183       $      6
  Ratio of expenses to average net assets.............        0.78%          0.81%(d)
  Ratio of net investment income to average net
    assets............................................        4.73%          4.58%(d)
  Ratio of expenses to average net assets*............     (b)(c)         (b)(c)
  Ratio of net investment income to average net
    assets*...........................................     (b)(c)         (b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0276
                                                                --------
Total income from investment operations.....................      0.0276
Less dividends to shareholders from net investment income...     (0.0276)
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.80%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $     82
  Ratio of expenses to average net assets...................        1.22%(d)
  Ratio of net investment income to average net assets......        4.28%(d)
  Ratio of expenses to average net assets*..................          (b)(c)
  Ratio of net investment income to average net assets*.....          (b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                    ------------------------------------------------------------------------
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                        1998           1997           1996           1995           1994
                                    ------------   ------------   ------------   ------------   ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............      0.0503         0.0481         0.0530         0.0421         0.0288
 Net realized gains/(losses) on
   investment transactions........     (0.0002)            --        (0.0004)**     (0.0091)       (0.0006)
                                      --------       --------       --------       --------       --------
Total income from investment
 operations.......................      0.0501         0.0481         0.0526         0.0330         0.0282
Less dividends to shareholders
from net investment income........     (0.0501)       (0.0480)       (0.0524)       (0.0420)       (0.0288)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --             --             --         0.0085             --
                                      --------       --------       --------       --------       --------
Net change in net asset value per
 share............................          --         0.0001         0.0002        (0.0005)       (0.0006)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      ========       ========       ========       ========       ========
Total return......................        5.13%          4.91%          5.37%          4.28%(dagger)  2.92%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $    162       $    192       $    261       $    355       $    154
 Ratio of expenses to average net
   assets.........................        0.60%          0.55%          0.56%          0.50%          0.60%
 Ratio of net investment income to
   average net assets.............        4.99%          4.82%          5.34%          4.27%          2.88%
 Ratio of expenses to average net
   assets*........................        0.64%          0.61%(a)       0.63%          0.58%          0.60%
 Ratio of net investment income to
   average net assets*............        4.95%          4.76%(a)       5.27%          4.19%          2.88%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)       Fees paid by third parties had no effect on the ratios.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                    ------------------------------------------------------------------------
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                        1998           1997           1996           1995         1994(b)
                                    ------------   ------------   ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............      0.0532         0.0513         0.0600         0.0454         0.0227
 Net realized gains/(losses) on
   investment transactions........      0.0001             --        (0.0042)**     (0.0092)       (0.0006)
                                      --------       --------       --------       --------       --------
Total income from investment
 operations.......................      0.0533         0.0513         0.0558         0.0362         0.0221
Less dividends to shareholders
 from net investment income.......     (0.0533)       (0.0512)       (0.0556)       (0.0452)       (0.0227)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --             --             --         0.0085             --
                                      --------       --------       --------       --------       --------
Net change in net asset value per
 share............................          --         0.0001         0.0002        (0.0005)       (0.0006)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      ========       ========       ========       ========       ========
Total return......................        5.46%          5.25%          5.71%          4.61%(dagger)  2.29%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $     63       $     61       $     55       $    235       $    370
 Ratio of expenses to average net
   assets.........................        0.27%          0.22%          0.24%          0.17%          0.28%(c)
 Ratio of net investment income to
   average net assets.............        5.32%          5.15%          5.66%          4.67%          3.17%(c)
 Ratio of expenses to average net
   assets*........................        0.32%          0.29%(a)       0.30%          0.25%          0.28%(c)
 Ratio of net investment income to
   average net assets*............        5.27%          5.08%(a)       5.60%          4.59%          3.17%(c)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)       Fees paid by third parties had no effect on the ratios.
(b)       Period from June 14, 1993 (inception date) to February 28,
          1994.
(c)       Annualized.
(d)       Not annualized.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0507           0.0488           0.0537           0.0429           0.0300
 Net realized gains/(losses)
   on investment
   transactions..............      0.0001               --          (0.0004)**       (0.0092)         (0.0006)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0508           0.0488           0.0533           0.0337           0.0294
Less dividends to
 shareholders from net
 investment income...........     (0.0508)         (0.0487)         (0.0531)         (0.0427)         (0.0300)
Increase due to voluntary
 capital contribution from
 Investment Advisor..........          --               --               --           0.0085               --
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................          --           0.0001           0.0002          (0.0005)         (0.0006)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.20%            4.98%            5.44%            4.35%(dagger)    3.04%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    264         $    263         $    213         $    289         $    326
 Ratio of expenses to average
   net assets................        0.52%            0.48%            0.49%            0.43%            0.48%
 Ratio of net investment
   income to average net
   assets....................        5.07%            4.89%            5.41%            4.32%            2.99%
 Ratio of expenses to average
   net assets*...............        0.57%            0.54%(a)         0.56%            0.51%            0.53%
 Ratio of net investment
   income to average net
   assets*                           5.02%            4.83%(a)         5.34%            4.24%            2.94%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)       Fees paid by third parties had no effect on the ratios.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0472           0.0458           0.0495           0.0384           0.0254
 Net realized gains/(losses)
   on investment
   transactions..............          --           0.0001           0.0003          (0.0002)         (0.0002)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0472           0.0459           0.0498           0.0382           0.0252
Less dividends to
 shareholders from net
 investment income...........     (0.0472)         (0.0458)         (0.0495)         (0.0384)         (0.0254)
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................          --           0.0001           0.0003          (0.0002)         (0.0002)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        4.83%            4.68%            5.06%            3.90%            2.57%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    229         $    225         $    274         $     90         $     72
 Ratio of expenses to average
   net assets................        0.61%            0.60%            0.63%            0.62%            0.56%
 Ratio of net investment
   income to average net
   assets....................        4.73%            4.59%            4.94%            3.90%            2.54%
 Ratio of expenses to average
   net assets*...............     (a)(b)                (b)              (a)            0.63%            0.72%
 Ratio of net investment
   income to average net
   assets*...................    (a)(b)                  (b)             (a)            3.89%            2.38%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                     YEAR ENDED            PERIOD ENDED
                                             ---------------------------   ------------
                                             FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,
                                                 1998           1997         1996(a)
                                             ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD...................................    $   1.00       $   1.00       $   1.00
                                               --------       --------       --------
Income from Investment Operations:
  Net investment income....................      0.0504         0.0490         0.0227
  Net realized gains/(losses) on investment
    transactions...........................          --         0.0001       (0.0001)
                                               --------       --------       --------
Total income from investment operations....      0.0504         0.0491         0.0226
Less dividends to shareholders from net
  investment income........................    (0.0504)       (0.0490)       (0.0227)
                                               --------       --------       --------
Net change in net asset value per share....          --         0.0001       (0.0001)
                                               --------       --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD...    $   1.00       $   1.00       $   1.00
                                               ========       ========       ========
Total return...............................        5.16%          5.02%          2.30%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...    $     30       $     30       $      7
  Ratio of expenses to average net
    assets.................................        0.29%          0.27%          0.70%(d)
  Ratio of net investment income to average
    net assets.............................        5.04%          4.94%         11.88%(d)
  Ratio of expenses to average net
    assets*................................      (b)(c)         (b)(c)            (b)
  Ratio of net investment income to average
    net assets*............................      (b)(c)         (b)(c)            (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from September 20, 1995 (inception date) to February
     29, 1996.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                           --------------------------------------------------------------------------------
                           FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                               1998             1997             1996             1995             1994
                           ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR.......   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             --------         --------         --------         --------         --------
Income from Investment
  Operations:
  Net investment income...     0.0480           0.0465           0.0502           0.0391           0.0273
  Net realized
    gains/(losses) on
    investment
    transactions..........         --           0.0001           0.0003          (0.0002)         (0.0002)
                             --------         --------         --------         --------         --------
Total income from
  investment operations...     0.0480           0.0466           0.0505           0.0389           0.0271
Less dividends to
  shareholders from net
  investment income.......    (0.0480)         (0.0465)         (0.0502)         (0.0391)         (0.0273)
                             --------         --------         --------         --------         --------
Net change in net asset
  value per share.........         --           0.0001           0.0003          (0.0002)         (0.0002)
                             --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
  END OF YEAR.............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             ========         ========         ========         ========         ========
Total return..............       4.90%            4.75%            5.14%            3.98%            2.76%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    year (millions).......   $    177         $    260         $    186         $    194         $    272
  Ratio of expenses to
    average net assets....       0.54%            0.53%            0.56%            0.55%            0.39%
  Ratio of net investment
    income to average net
    assets................       4.80%            4.66%            5.01%            3.86%            2.73%
  Ratio of expenses to
    average net assets*...    (a)(b)          (a)(b)                  (a)           0.56%            0.64%
  Ratio of net investment
    income to average net
    assets*...............   (a)(b)            (a)(b)                 (a)           3.85%            2.48%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Government Fund and Pacific Horizon Treasury Only Fund (four of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
 Name of Broker

 ...............................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                         Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

                          [PACIFIC HORIZON FUNDS LOGO]

                    Provident Distributor, Inc., Distributor
PRM-0029 4/98

                    PACIFIC HORIZON TAX-EXEMPT INCOME FUNDS
                                 ANNUAL REPORT
                               February 28, 1998

                          National Municipal Bond Fund

                        California Tax-Exempt Bond Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                  PACIFIC  HORIZON  TAX-EXEMPT  INCOME  FUNDS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
============================================================================

          ..................................

                                                                        Contents

                                   FUND FACTS                            2-3

                                   UNDERSTANDING YOUR SHAREHOLDER
                                     REPORT                              4-6

                                   ECONOMIC REVIEW FROM THE INVESTMENT
                                     ADVISER                             8-9

                                   FUND OVERVIEW AND INTERVIEW WITH
                                     YOUR INVESTMENT MANAGER           10-16

                                   PORTFOLIO OF INVESTMENTS
                                     National Municipal Bond Fund      17-24
                                     California Tax-Exempt Bond Fund   25-38

                                   STATEMENTS OF ASSETS AND
                                     LIABILITIES
                                     National Municipal Bond Fund         39
                                     California Tax-Exempt
                                        Bond Fund                         40

                                   STATEMENTS OF OPERATIONS
                                     National Municipal Bond Fund         41
                                     California Tax-Exempt Bond Fund      42

                                   STATEMENTS OF CHANGES IN NET ASSETS
                                     National Municipal Bond Fund         43
                                     California Tax-Exempt Bond Fund      44

                                   NOTES TO FINANCIAL STATEMENTS       45-53

                                   FINANCIAL HIGHLIGHTS                54-55

                                   REPORT OF INDEPENDENT ACCOUNTANTS      56

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, such as the money market funds, strive to maintain stable net asset value but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds(dagger)         High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
[GRAPHICS]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHICS]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock,
                                  undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[GRAPHICS]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND

                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strength it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
Kirk Hartman
/s/ Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND AND
CALIFORNIA TAX-EXEMPT BOND FUND

----------------------

----------------------

STEPHEN P. SCHARRE
Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon National Municipal Bond Fund seeks to achieve as high a level of current interest income exempt from Federal income tax as is consistent with prudent investment management and preservation of capital.
INVESTMENTS:

The Pacific Horizon National Municipal Bond Fund invests primarily in investment-grade municipal securities issued on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

APPROPRIATE FOR:

Investors seeking monthly interest income exempt from Federal income tax.+
INCEPTION:

January 28, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $14 million

GOAL:

The Pacific Horizon California Tax-Exempt Bond Fund seeks to achieve as high a level of current interest income exempt from Federal and California state income taxes as is consistent with prudent investment management and preservation of capital.

INVESTMENTS:

The Pacific Horizon California Tax-Exempt Bond Fund invests primarily in municipal securities issued on behalf of the state of California and its political subdivisions, agencies, authorities and other governmental entities. APPROPRIATE FOR:

California residents seeking monthly interest income exempt from both Federal and California personal income taxes.(dagger)

INCEPTION:

March 30, 1984

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $213 million

---------------
(dagger) Certain investors may be subject to the Federal Alternative Minimum Tax
         (AMT) and to certain state and local taxes.

Q
   HOW DID THE MUNICIPAL BOND MARKETS AND THE FUNDS PERFORM DURING THE PAST 12 MONTHS?

A
    The municipal bond market performed well during the past 12 months, benefiting from the general decline in interest rates. The decline in municipal bond yields did, however, lag behind the decline in Treasury yields due to the tremendous increase in the demand for Treasury securities by international investors seeking safety from the economic turmoil in Asia. For the 12 month period ending February 28, 1998, the Pacific Horizon National Municipal Bond Fund had a total return of 8.65% (exclusive of the sales charge) for A Shares.* The Pacific Horizon California Tax-Exempt Bond Fund returned 9.18% (exclusive of the sales charge) for A Shares during the same period.* That compares to 9.14% for the Fund's benchmark, the Lehman Brothers Municipal Bond Index.**

Q
   WHAT FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE 12 MONTHS ENDED FEBRUARY 28, 1998?

A
    During the first six months of the period, interest rates moved within a fairly tight range as investors were torn between strong economic growth and incredibly good inflation data. During this period, most investors expected the economy to slow down from the strong 3.1% Gross Domestic Product ("GDP") growth rate in 1996. However, this slowdown never materialized and the GDP growth, in fact, actually increased during 1997 to 3.8%. The strong labor market and accompanying drop in the unemployment rate also attracted investors' attention since these conditions are normally associated with an increase in inflation. In the face of this strong growth, inflation actually improved rather significantly as the year-over-year change in Producer Price Index dropped from 2.1% in February 1997 to -1.7% in February 1998. The Consumer Price Index also improved as the year-over-change fell from 3.0% to 1.4% during the same period.

The market's explanation for the unexpected improvement in inflation was that the economy was shifting to a "new era" with improved productivity from technology investment combined with an increased globalization of the economy. These factors raised the non-inflationary growth rate of GDP well above the expected range of 2.25% to 2.5%. This struggle between growth and inflation was thrown aside by the market in October of 1997 as the first signs of the financial crises in Asia became apparent to the U.S. bond market. The bond market rallied strongly during the fourth quarter of 1997 and into early 1998 as the Treasury market benefited from a flight to quality from international investors. In addition, a significant change in investor expectations occurred as the Asian turmoil was now likely to slow U.S. economic growth and the large currency devaluations throughout Asia would provide further improvement to the U.S. inflation picture.

Q
    HOW DID YOU MANAGE THE FUNDS IN THAT ENVIRONMENT?

A
    As we entered the period, the Funds were positioned fairly conservatively, with their durations neutral to the benchmark, as the longevity of the economic expansion and tight labor market indicated that inflationary pressures would likely increase. As the economy continued to unexpectedly strengthen during 1997, no significant extension of the Funds' durations were made. Despite the strong economy, inflation did not increase as expected allowing for interest rates to remain fairly stable during the first half of the year. As the Asian crises unfolded during the fourth quarter of 1997, a shift in portfolio strategy to increase the Funds' durations and improve call protection was initiated in order to benefit from declining interest rates.

Q
    DID THE FUNDS' CREDIT QUALITY CHANGE OVER THE PERIOD?

A
    The average credit quality in the National Municipal Bond Fund was reduced slightly during the reporting period, as the Fund's investments in AAA securities decreased from 46% to 44%. This was accomplished by increasing the Fund's exposure to BBB credits and non-rated securities in order to increase the Fund's average yield. The Fund's average credit quality remains very high at AA.***

In the California Tax-Exempt Bond Fund the average credit quality remains AA with no significant changes in the quality distribution during the period. AAA quality bonds remain dominant in the Fund, ending the period at 54%, as the mono-line insurance companies continue to increase their market share of municipal bond issuance in California.***

Q
   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MUNICIPAL BOND MARKET FOR THE YEAR AHEAD?

A
    We anticipate that the economy will continue to expand, albeit at a slower pace than last year. Productivity growth, imported deflation, and falling commodity prices will keep inflation low. Municipal credit trends will continue to be positive. It is expected that Federal Reserve action will be on hold for some time to come, and that interest rates will remain in a gradually declining trading range.

We currently expect municipal bonds to modestly outperform taxable bonds this year. Municipal-to-Treasury yield ratios are currently higher than normal as a significant increase in the new issue supply has temporarily created value in municipal bonds. Our current outlook is that the new supply will slow significantly later this year as refunding activity subsides. We also expect investor demand to increase near mid-year as we pass the personal tax date in April.
---------------
  * Return figures for the Funds include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge for the National Municipal and the California Tax-Exempt Bond Fund was 3.76% and 4.22% respectively, for the period. The Funds are currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce a Fund's performance.

 ** Source: Ibbotson Associates, 1998. The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole, and cannot be invested in directly.

 *** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                       LIPPER
                                                      GENERAL            LEHMAN
                                                     MUNICIPAL          BROTHERS
      MEASUREMENT PERIOD                             DEBT FUNDS        MUNICIPAL
    (FISCAL YEAR COVERED)           A SHARES          AVERAGE          BOND INDEX
1/28/94                                  9551.10             10000             10000
2/28/94                                  9455.22           9735.08              9741
2/28/95                                  9718.35           9796.43              9928
2/29/96                                 10802.54          10767.76             11025
2/28/97                                 11414.08          11270.02             11634
2/28/98                                 12402.00          12298.00             12697

HOW PERFORMANCE COMPARES
The chart compares the Pacific
Horizon National Municipal Bond Fund
to the Lehman Brothers Municipal Bond
Index, which is an unmanaged index
typically used as a performance
benchmark for municipal debt
investments.
As illustrated, the Fund tracked the
performance of other municipal debt
funds. The average of municipal debt
reported by Lipper Analytical
Services, Inc. measures the perform-


                                             ----------------------------------

                                                  NATIONAL MUNICIPAL BOND FUND
                                                     AVERAGE ANNUAL RETURN

                                             --------------------------------------

                                                                       A SHARES

                                                                    --------------
                                                                    Without   With
                                                                     Sales   Sales
                                                                    Charge   Charge

                                             --------------------------------------

                                               1 Year                 8.65%   3.76%

                                              . ....................................

                                               Since Inception
                                               (1/28/94)              6.59%   5.40%
                                              -------------------------------------



ance of other funds with investment objectives and policies similar to those of the Pacific Horizon National Municipal Bond Fund. An initial $10,000 investment in the Fund made on January 28, 1994, would now be worth $12,402 for A Shares. The same investment made in the Lipper General Municipal Debt Funds Average would now be worth $12,298.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon National Municipal Bond Fund distributed a total Capital Gain Dividend of $0.021944 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.011534 and a 20 percent rate distribution of $0.008328.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Municipal Debt Funds Average, nor the Lehman Brothers Municipal Bond Fund Index may be invested in directly. The hypothetical investment in the Lehman Brothers Municipal Bond Fund Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1998)

1997 Federal Tax Rates(dagger)
------------------------------------------------------------------
                          28%         31%         36%        39.6%
-------------------------------------------------------------------
 Joint                  $41,201     $99,601    $151,751        Over
 Return:                $99,600    $151,750    $271,050    $271,050
 ...................................................................
 Single                 $24,651     $59,751    $124,651        Over
 Return:                $59,750    $124,650    $271,050    $271,050
-------------------------------------------------------------------

===================================================================

 4.5%                      6.25%       6.52%       7.03%       7.45%
 ....................................................................
 5.0                       6.94        7.25        7.81        8.28
 ....................................................................
 5.5                       7.64        7.97        8.59        9.11
 ....................................................................

 6.0                       8.33        8.70        9.38        9.93
 ....................................................................
 6.5                       9.03        9.42       10.16       10.76
 ....................................................................
--------------------------------------------------------------------

-
(dagger) Source: Internal Revenue Service.
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and/or certain state and local taxes. Shareholders should consult with a tax adviser.


                                                   TAX-EQUIVALENT YIELD

                                                   The Bottom Line

                                                   Today's higher federal tax
                                                   rates make tax-exempt income
                                                   more attractive. This chart
                                                   enables you to determine what
                                                   the yield on a taxable
                                                   investment would have to be
                                                   to match a hypothetical tax-
                                                   exempt yield.* For example,
                                                   in order to equal a 5%
                                                   tax-exempt yield, a taxable
                                                   investment would have to
                                                   yield between 6.94% and
                                                   8.28%, depending on your
                                                   federal tax bracket. The
                                                   higher your tax bracket, the
                                                   better the potential
                                                   after-tax result of investing
                                                   in a tax-exempt fund. The
                                                   Pacific Horizon National
                                                   Municipal Bond Fund seeks to
                                                   provide a high level of
                                                   current income free from
                                                   federal income tax,
                                                   consistent with prudent
                                                   investment management and
                                                   preservation of capital.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT BOND FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                       LIPPER
                                                     CALIFORNIA          LEHMAN
                                                     MUNICIPAL          BROTHERS
      MEASUREMENT PERIOD                             BOND FUNDS        MUNICIPAL
    (FISCAL YEAR COVERED)           A SHARES          AVERAGE          BOND INDEX
2/29/88                                     9550             10000             10000
2/28/89                                    10016             10638             10622
2/28/90                                    10911             11580             11712
2/28/91                                    11754             12498             12792
2/29/92                                    12886             13681             14070
2/28/93                                    14691             15576             16007
2/28/94                                    15520             16423             16891
2/28/95                                    15576             16491             17215
2/29/96                                    17153             18226             19117
2/28/97                                    17888             19083             20173
2/28/98                                    19531             20871             22016


           HOW PERFORMANCE COMPARES
The chart compares the Pacific
Horizon California Tax-Exempt Bond
Fund to the Lehman Brothers Municipal
Bond Index, which is an unmanaged
index typically used as a performance
benchmark for municipal debt
investments.
As illustrated, the Fund tracked the
performance of other municipal debt
funds. The average of California
municipal debt funds reported by
Lipper Analytical Services, Inc.
measures the performance of other funds


                                             -------------------------------------
                                                     CALIFORNIA TAX-EXEMPT
                                                     AVERAGE ANNUAL RETURN
                                             -------------------------------------
                                                                      A SHARES

                                                                   Without   With
                                                                    Sales   Sales
                                                                   Charge   Charge
                                             -------------------------------------

                                               1 year:               9.18%   4.22%

                                               ...................................

                                               5 years:              5.86%   4.89%

                                               ...................................

                                               10 years:             7.42%   6.92%
                                              ------------------------------------



with investment objectives and policies similar to those of the Pacific Horizon California Tax-Exempt Bond Fund. An initial $10,000 investment in the Fund for the ten year period commencing on February 28, 1988 would now be worth $19,531 for A Shares. The same investment made in the Lipper California Municipal Bond Funds Average for the same time period would now be worth $20,871.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon California Tax-Exempt Bond Fund distributed a total Capital Gain Dividend of $0.014492 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.014492.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper California Municipal Debt Funds Average, nor the Lehman Brothers Municipal Bond Fund Index may be invested in directly. The hypothetical investment in the Lehman Brothers Municipal Bond Fund Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT BOND FUND
(AS OF FEBRUARY 28, 1998)
TAX-EXEMPT
Dollars and Sense
for California
Residents
The top federal
income tax rate is
39.6 percent on
income above
$271,050. In
addition, the top
California State
tax rate is 9.3% on
income above
$65,832. By
investing in the
Pacific Horizon
California
Tax-Exempt Bond
Fund, Golden State
residents may
benefit from
regular income that
is free from
federal and state
taxes.*
Use the chart to determine what the hypothetical yield on a taxable investment would have to be to match a tax-exempt yield. For example, in order to equal a 5 percent tax-exempt yield, a taxable investment would have to yield between 7.66% and 9.13%, depending on your combined federal and state tax brackets. The higher your tax bracket, the better the potential after-tax result of investing in a tax-exempt fund.
-------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and/or certain state and local taxes. Shareholders should consult with a tax adviser. The effective rates are based on the combined Federal, State and FICA liabilities for 1997.

                                               COMBINED 1997 CALIFORNIA
                                            STATE & FEDERAL EFFECTIVE RATE
                         --------------------------------------------------------------------
                                                  34.70%     37.42%      41.95%      45.22%
                         --------------------------------------------------------------------


                            Joint                $41,201     $99,601    $151,751        over
                            Return:              $89,600    $151,750    $271,050    $271,050

                         ..................................................................

                            Single               $24,651     $59,751    $124,651        over
                            Return:              $59,750    $124,650    $271,050    $271,050
                         --------------------------------------------------------------------

                            ---------------------------------------------------
                             A TAX-EXEMPT
                             INVESTMENT
                             YIELDING:   IS EQUIVALENT TO A TAXABLE INVESTMENT YIELDING:

                            4.5%                   6.89%       7.19%       7.75%       8.21%
                           ..................................................................
                            5.0                     7.66        7.99        8.61        9.13
                           ..................................................................
 [GRAPHIC]                  5.5                     8.42        8.79        9.47       10.04
                           ..................................................................
                            6.0                     9.19        9.59       10.34       10.95
                           ..................................................................
                            6.5                     9.95       10.39       11.20       11.87
                           ..................................................................
                          --------------------------------------------------------------------



--------------------------------------------------------------------------------

                                  S&P/MOODY'S
                         LONG-TERM RATING COMPOSITION*

A                                    16%
BBB                                   8
AA                                   15
AAA                                  54
NONRATED                              7

---------------
* The composition of the Fund's holdings is subject to change.
The Pacific Horizon California Tax-Exempt Bond Fund invests primarily in investment-grade municipal securities that are rated in the four highest categories by an independent rating agency such as Standard & Poor's or nonrated securities deemed by the Fund's adviser to be of comparable quality. By maintaining high standards, the Fund seeks to minimize risk while increasing yield, offering an investor the opportunity for capital preservation as well as consistent monthly dividends. Tax-exempt bond funds invest in securities issued by states, local municipalities and governments, whose financial condition will affect the value of their securities.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                               MOODY'S/
                                  S&P
                                RATINGS             MATURITY  PRINCIPAL      VALUE
        DESCRIPTION           (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
        -----------           -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- 98.5
CALIFORNIA -- 7.8%
 Del Mar Race Track
  Authority, Sinking Bond...     NR/NR      6.000%  08/15/06  $250,000    $   269,687
 Del Mar Race Track
  Authority, Callable on
  8/15/06 @102..............     NR/NR      6.200%  08/15/11   250,000        272,500
 Foothill/Eastern Corridor
  Agency, California Toll
  Road, Senior Lien, Series
  A, Callable on 1/1/05
  @102......................   Baa/BBB-     6.000%  01/01/34   150,000        157,875
 San Joaquin Hills
  Transportation Corridor
  Agency Toll Road Revenue,
  Series A, Callable 1/15/14
  @102 (Zero Coupon), due
  1/15/16, 5.6% beginning
  1/15/07...................   Baa3/BBB-    5.570%* 01/15/16   500,000        324,375
 West Covina, Certificates
  of Participation, Queen of
  the Valley Hospital,
  Callable on 8/15/04
  @102......................     A2/A       6.500%  08/15/24    75,000         81,562
                                                                          -----------
                                                                            1,105,999
                                                                          -----------
COLORADO -- 3.5%
 Colorado Health Facilities
  Authority, National
  Benevolent Association,
  Series B..................    BAA1/NR     5.250%  02/01/28   300,000        291,000
 Pueblo County Single Family
  Mortgage, Series A,
  Callable on 6/1/02 @102...    NR/AA-      6.850%  12/01/25   200,000        213,000
                                                                          -----------
                                                                              504,000
                                                                          -----------

---------------
See Notes to Financial Statements.

                               MOODY'S/
                                  S&P
                                RATINGS             MATURITY  PRINCIPAL      VALUE
        DESCRIPTION           (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
        -----------           -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
CONNECTICUT -- 0.5%
 Connecticut State Clean
  Water Fund, Callable on
  6/1/04 @102...............    Aaa/AAA     5.650%  06/01/10  $ 75,000    $    80,719
                                                                          -----------
FLORIDA -- 5.8%
 Florida State Board of
  Education, Capital Outlay,
  Series 1994A, Callable on
  6/1/04 @101...............    Aa2/AA+     6.100%  06/01/24    75,000         80,156
 Florida State Board of
  Education, Capital Outlay,
  Series 1997A, Callable on
  6/1/07 @101...............    Aa2/AA+     5.000%  06/01/27   500,000        485,625
 Jacksonville Electric
  Authority, St. John's
  River, Issue 2, Series 9,
  Callable on 10/1/02
  @101......................    Aa1/AA      5.250%  10/01/21   255,000        255,319
                                                                          -----------
                                                                              821,100
                                                                          -----------
ILLINOIS -- 12.5%
 Chicago O'Hare
  International Airport,
  Senior Lien, Series A,
  Callable on 1/1/04 @102...     A1/A+      4.800%  01/01/05   500,000        510,000
 Cook County General
  Obligation, Series B (FGIC
  Insured), Callable on
  11/15/02 @102.............    Aaa/AAA     5.500%  11/15/22   300,000        307,500
 Illinois Health Facility
  Authority, Edward
  Hospital, Series A,
  Callable on 2/15/04
  @102......................     A2/A+      6.000%  02/15/19    75,000         79,031
 Illinois Health Facility
  Authority, Illinois
  Masonic Medical Center,
  Series A, Callable on
  10/1/99 @102..............     A3/A-      7.600%  10/01/07   300,000        319,125
 Illinois State Sales Tax
  Revenue, Series O,
  Prerefunded on 6/15/01
  @100......................     NR/NR      6.000%  06/15/18    20,000         21,200

---------------
See Notes to Financial Statements.

                               MOODY'S/
                                  S&P
                                RATINGS             MATURITY  PRINCIPAL      VALUE
        DESCRIPTION           (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
        -----------           -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
ILLINOIS -- (CONTINUED)
 Illinois State Sales Tax
  Revenue Unrefunded, Series
  O, Callable on 6/15/01
  @100......................     NR/NR      6.000%  06/15/18  $ 30,000    $    31,425
 Illinois State Sales Tax
  Revenue, Series W (FGIC
  Insured) Callable on
  6/15/06 @101..............    Aaa/AAA     5.000%  06/15/16   520,000        515,450
                                                                          -----------
                                                                            1,783,731
                                                                          -----------
INDIANA  --  4.4%
 Bloomington Indiana Sewer
  Works (MBIA Insured),
  Callable on 1/1/05 @102...    Aaa/AAA     5.875%  01/01/25   150,000        157,687
 Indiana Bond Bank, State
  Revolving Fund, Program A,
  Callable on 2/1/05 @102...    NR/AAA      6.875%  02/01/12   100,000        114,875
 Indianapolis Local Public
  Improvement Unrefunded,
  Callable on 4/6/98 @101...    Aaa/AAA     7.900%  02/01/07   300,000        358,875
                                                                          -----------
                                                                              631,437
                                                                          -----------
KENTUCKY -- 1.6%
 Kentucky State Property &
  Buildings Refunding
  Project No. 55............     A2/A+      6.000%  09/01/08   200,000        225,250
                                                                          -----------
MASSACHUSETTS -- 10.8%
 Massachusetts Bay
  Transportation Authority,
  General Transportation
  System, Series A, Callable
  on 3/1/06 @101............    A1/AA-      5.375%  03/01/16   500,000        514,375
 Massachusetts State Port
  Authority, Series A,
  Callable on 7/1/07 @101...    Aa3/AA-     5.000%  07/01/27   400,000        387,000
 Massachusetts State Housing
  Finance Agency, Single
  Family Housing Revenue,
  (MBIA Insured) (AMT),
  Callable on 6/1/06 @102...    Aaa/AAA     6.250%  12/01/15   500,000        535,625

---------------
See Notes to Financial Statements.

                               MOODY'S/
                                  S&P
                                RATINGS             MATURITY  PRINCIPAL      VALUE
        DESCRIPTION           (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
        -----------           -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
MASSACHUSETTS -- (CONTINUED)
 Massachusetts State Water
  Resource Authority, Series
  C, Callable on 12/1/04
  @102......................     A2/A       5.250%  12/01/20  $100,000    $   100,625
                                                                          -----------
                                                                            1,537,625
                                                                          -----------
MICHIGAN -- 3.9%
 Greater Detroit Resource
  Recovery Authority, Series
  B (AMBAC Insured) ........    Aaa/AAA     6.250%  12/13/05   500,000        561,875
                                                                          -----------
MINNESOTA -- 3.3%
 Northern Municipal Power
  Agency, Series A, Callable
  on 1/1/99 @102............     A2/A       7.250%  01/01/16   445,000        466,396
                                                                          -----------
MISSOURI -- 3.8%
 Sikeston Electric Revenue
  Sinking Bond, ETM,
  Callable on 6/1/98 @100...    AAA/AAA     6.250%  06/01/08   500,000        546,875
                                                                          -----------
NEBRASKA -- 1.3%
 Omaha Public Power
  District, Nebraska
  Electric Company, Series
  C, Sinking Bond...........    Aa2/AA      5.500%  02/01/14   175,000        187,031
                                                                          -----------
NEVADA -- 11.1%
 Clark County Convention &
  Visitors Center (MBIA
  Insured)..................    Aaa/AAA     4.800%  07/01/02   500,000        514,375
 Clark County Passenger
  Facilities Charge, Las
  Vegas/Macarran
  International Airport,
  Series A (MBIA Insured)
  (AMT), Callable on 7/1/05
  @102......................    Aaa/AAA     5.750%  07/01/23   500,000        524,375

---------------
See Notes to Financial Statements.

                               MOODY'S/
                                  S&P
                                RATINGS             MATURITY  PRINCIPAL      VALUE
        DESCRIPTION           (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
        -----------           -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
NEVADA -- (CONTINUED)
 Nevada Housing Division,
  Single Family Mortgage,
  Series D1, Callable on
  4/1/06 @102...............    Aa3/NR      6.250%  04/01/14  $500,000    $   542,500
                                                                          -----------
                                                                            1,581,250
                                                                          -----------
NEW JERSEY -- 3.8%
 New Jersey Economic
  Development Authority,
  Market Transition
  Facilities, Series A (MBIA
  Insured), Callable on
  7/1/04 @102...............    Aaa/AAA     5.700%  07/01/05   150,000        162,562
 New Jersey State Turnpike
  Authority, Series C (AMBAC
  Insured), Callable on
  1/1/01 @101.5.............    Aaa/AAA     6.400%  01/01/07   350,000        374,938
                                                                          -----------
                                                                              537,500
                                                                          -----------
NEW YORK -- 3.9%
 New York City, Industrial
  Development Agency,
  Special Facilities
  Revenue, Terminal One
  Group Assistant Project
  (AMT), Callable on 1/1/04
  @102......................      A/A       6.000%  01/01/15    75,000         79,219
 New York State Local
  Government Assistance
  Corp., Series B, Callable
  on 4/1/02 @102............     A3/A+      6.000%  04/01/18    50,000         53,250
 New York State Urban
  Development Facilities....   Baa1/BBB+    5.750%  04/01/11   400,000        430,500
                                                                          -----------
                                                                              562,969
                                                                          -----------
OREGON -- 1.1%
 Portland International
  Airport, Series 10 (FGIC
  Insured) (AMT), Callable
  on 7/1/05 @101............    Aaa/AAA     5.875%  07/01/15   150,000        158,813
                                                                          -----------

---------------
See Notes to Financial Statements.

                               MOODY'S/
                                  S&P
                                RATINGS             MATURITY  PRINCIPAL      VALUE
        DESCRIPTION           (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
        -----------           -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
PENNSYLVANIA -- 3.6%
 Philadelphia Airport,
  Series A (AMBAC Insured)
  (AMT), Callable on 6/15/05
  @102......................    Aaa/AAA     5.700%  06/15/07  $200,000    $   216,250
 Philadelphia Water and
  Wastewater (AMBAC-TCRS
  Insured)..................    AAA/Aaa     5.500%  06/15/07   250,000        269,688
 Pittsburgh Urban
  Redevelopment Authority,
  Home Improvement, Series A
  (AMT), Callable on 2/1/04
  @102......................      A/A       5.650%  08/01/15    20,000         20,550
                                                                          -----------
                                                                              506,488
                                                                          -----------
TENNESSEE -- 4.5%
 Humphreys County Industrial
  Development Board, E.I.
  DuPont de Nemours and Co.
  Project (AMT), Callable on
  5/1/04 @102...............    Aa3/AA-     6.700%  05/01/24    75,000         83,250
 Maury County Industrial
  Development Board
  Pollution Control, Saturn
  Corp. Project, Callable on
  9/1/04 @102...............     A3/A       6.500%  09/01/24   500,000        552,500
                                                                          -----------
                                                                              635,750
                                                                          -----------
TEXAS -- 6.9%
 Brazos River Authority,
  Special Facilities
  Refunded (FGIC Insured),
  Callable on 8/15/05
  @100......................    Aaa/AAA     5.500%  08/15/15   200,000        205,500
 Lower Colorado River
  Authority Prerefunded,
  Junior Lien -- 1998 (AMBAC
  Insured) Callable on
  1/1/02 @100...............    NR/AAA      6.000%  01/01/17    15,000         16,350

---------------
See Notes to Financial Statements.

                               MOODY'S/
                                  S&P
                                RATINGS             MATURITY  PRINCIPAL      VALUE
        DESCRIPTION           (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
        -----------           -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
TEXAS -- (CONTINUED)
 Lower Colorado River
  Authority Unrefunded,
  Junior Lien -- 1998 (AMBAC
  Insured) Callable on
  1/1/02 @100...............    Aaa/AAA     6.000%  01/01/17  $ 10,000    $    10,375
 Lower Colorado River
  Authority Refunded, Junior
  Lien (AMBAC Insured) ETM,
  Callable on 1/1/02 @100...    NR/AAA      6.000%  01/01/17    25,000         28,125
 Lower Neches Valley
  Authority, River Treatment
  Project, Callable on
  2/1/04 @102...............    Aa2/AA      5.650%  02/01/29   600,000        614,250
 Texas Water Development
  Board, State Revolving
  Fund, Senior Lien,
  Callable on 7/15/02
  @102......................    Aa1/AAA     6.000%  07/15/13   100,000        107,000
                                                                          -----------
                                                                              981,600
                                                                          -----------
UTAH -- 3.6%
 Ashley Valley Water and
  Sewer Implementation
  District, Sinking Bond
  (AMBAC Insured)...........    Aaa/AAA     9.500%  01/01/08   285,000        364,800
 Intermountain Power Agency,
  Utah Power Supply, Series
  C, Sinking Bond...........     A1/A+      5.250%  07/01/14   150,000        152,625
                                                                          -----------
                                                                              517,425
                                                                          -----------
WYOMING -- 0.8%
 Wyoming Community
  Development Authority,
  Single Family Mortgage,
  Series G Sinking Bond
  (AMT), Callable on
  11/26/01 @103.............    Aa2/AA      7.200%  06/01/10   100,000        108,875
                                                                          -----------

---------------
See Notes to Financial Statements.


MUNICIPAL BONDS -- (CONTINUED)
TOTAL INVESTMENTS -- 98.5%
 (AMORTIZED COST
  $13,249,600)(a)                                                         $14,042,708
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.5%                                                         220,203
                                                                          -----------
NET ASSETS -- 100.0%........                                              $14,262,911
                                                                          ===========

---------------
Percentages indicated are based on net assets of $14,262,911.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.................................  $797,846
Unrealized depreciation.................................    (4,738)
                                                          --------
Net unrealized appreciation.............................  $793,108
                                                          ========

AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
 ETM --  Escrowed to Maturity.
FGIC --  Financial Guaranty Insurance Company.
MBIA --  Municipal Bond Insurance Association.
TCRS --  Trust Certificate Receipts.
  NR --  No rating assigned by Moody's or S&P.

* Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- 99.8%
CALIFORNIA -- 97.3%
 ABAG Financial
  Corporation,
  Certificates of
  Participation, Series A,
  Callable on 6/1/00
  @102....................     NR/A       6.250%  06/01/11  $1,000,000   $  1,045,000
 Alameda County
  Certificates of
  Participation, Capital
  Projects (AMBAC
  Insured), Callable on
  6/1/07 @102.............    Aaa/AAA     5.000%  06/01/22   2,150,000      2,101,625
 Alameda County
  Certificates of
  Participation, Santa
  Rita Jail Project, (MBIA
  Insured), Callable on
  12/1/03 @102............    Aaa/AAA     5.700%  12/01/14   3,000,000      3,180,000
 Alameda County Water
  District, Certificates
  of Participation, Water
  Systems Project (FGIC
  Insured), Callable on
  6/1/04 @102.............    Aaa/AAA     6.000%  06/01/15   2,515,000      2,687,906
 Bodega Bay Fire
  Protection District,
  Certificates of
  Participation, Fire
  Station Project,
  Callable on 10/1/14
  @102....................    NR/BBB-     6.450%  10/01/31   1,185,000      1,299,056

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
  Facilities Financing
  Authority, Adventist
  Health Systems West,
  Series B (MBIA Insured),
  Callable on 3/1/01
  @102....................    Aaa/AAA     6.500%  03/01/07  $1,000,000   $  1,083,750
 California Health
  Facilities Financing
  Authority, Adventist
  Health Systems, Series A
  (MBIA Insured), Callable
  on 3/1/01 @102..........    Aaa/AAA     7.000%  03/01/13   1,000,000      1,091,250
 California Health
  Facilities Financing
  Authority, Kaiser
  Permanente Medical Care,
  Series A, Callable on
  12/1/00 @102............     A2/A+      6.500%  12/01/20   2,000,000      2,132,500
 California Health
  Facilities Financing
  Authority, Sutter Health
  Facilities, Series C
  (FSA Insured), Callable
  on 8/15/07 @102.........    Aaa/AAA     5.125%  08/15/22   3,000,000      2,977,500
 California Housing
  Finance Agency (AMT)
  (MBIA Insured), Callable
  on 8/1/07 @102..........    Aaa/AAA     5.750%  02/01/29   3,000,000      3,120,000
 California Housing
  Finance Authority (AMT)
  (MBIA Insured), Callable
  on 8/1/07 @102..........    Aaa/AAA     5.650%  08/01/17   1,250,000      1,295,312
 California Pollution
  Control Financing
  Authority, Pacific Gas &
  Electric Co.............    A1/AA-      6.625%  06/01/09   1,000,000      1,095,000

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
  Control Financing
  Authority, Southern
  California Edison,
  Series A (AMT), Callable
  on 9/1/99
  @102....................     NR/A+      6.900%  09/01/06  $1,000,000   $  1,060,000
 California Pollution
  Control Financing
  Authority, Southern
  California Edison,
  Series B (AMT), Callable
  on 12/1/02 @102.........     A1/A+      6.400%  12/01/24   1,000,000      1,088,750
 California State
  Department of Water
  Revenue, Residential
  Central Valley Project,
  Series S, Callable on
  12/1/07 @101............    Aa2/AA      5.000%  12/01/17   2,000,000      1,972,500
 California State
  Department of Water
  Revenue, Central Valley
  Project, Series L,
  Callable on 6/1/03
  @101.5..................    Aa2/AA      5.700%  12/01/16   4,500,000      4,713,750
 California State General
  Obligation Bond
  (AMBAC-TCRS Insured),
  Callable on 5/1/04
  @102....................    Aaa/AAA     6.000%  05/01/12   2,645,000      2,886,356
 California State General
  Obligation Bond (FGIC-
  TCRS Insured), Callable
  on 10/1/05 @101.........    Aaa/AAA     5.250%  10/01/17   2,600,000      2,626,000
 California State General
  Obligation Bond.........     A+/A1      6.750%  04/01/07   2,575,000      3,051,375

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California State Public
  Works Board Lease
  Revenue, Department of
  Corrections, Series A
  (AMBAC Insured),
  Callable on 1/1/06
  @102....................    Aaa/AAA     5.500%  01/01/10  $2,000,000   $  2,145,000
 California State Public
  Works Board Lease
  Revenue, Department of
  Corrections, State
  Prison, Series E,
  Callable on 6/1/04
  @102....................     A2/A       5.500%  06/01/19   7,970,000      8,139,362
 Capital Area Development
  Authority, Series A
  (MBIA Insured), Callable
  on 4/1/02 @102..........    Aaa/AAA     6.500%  04/01/12   1,000,000      1,096,250
 Central Valley Financing
  Authority, Cogeneration
  Project, Carson Ice,
  Callable on 7/1/03
  @102....................    NR/BBB-     6.000%  07/01/09   3,000,000      3,183,750
 Chino Unified School
  District, Certificates
  of Participation,
  Convertible Capital
  Appreciation Land
  Acquisition, Series A
  (FSA Insured), Callable
  on 9/1/98 @93.713 (Zero
  Coupon), due 9/1/14,
  6.6% beginning 3/1/00...    Aaa/AAA     2.520%* 09/01/14   2,000,000      1,945,000
 Contra Costa Water
  District, Series H,
  Callable on 10/1/07
  @100....................    A1/AA-      5.000%  10/01/22   4,000,000      3,900,000

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Del Mar Race Track
  Revenue Authority,
  Callable on 8/15/06
  @102....................     NR/NR      6.000%  08/15/08  $1,000,000   $  1,076,250
 Del Mar Race Track
  Revenue Authority,
  Callable on 8/15/06
  @102....................     NR/NR      6.200%  08/15/11   1,000,000      1,090,000
 Del Mar Race Track
  Revenue Authority,
  Sinking Date 8/15/02
  @100....................     NR/NR      6.000%  08/15/06   1,000,000      1,078,750
 Delta County Home
  Mortgage Financing
  Authority, Single Family
  Mortgage, Series A,
  Callable on 6/1/02
  @102....................    NR/AAA      6.750%  12/01/25   1,790,000      1,792,076
 Duarte Certificates of
  Participation, City of
  Hope National Medical
  Center, Callable on
  4/1/03 @102.............    Baa1/NR     6.000%  04/01/08   5,000,000      5,287,500
 East Bay Municipal
  Utility District Water
  System (FGIC Insured),
  Callable on 6/1/06
  @102....................    Aaa/AAA     5.000%  06/01/16   3,000,000      2,977,500
 Eastern Municipal Water
  District California
  Water and Sewer Revenue,
  Certificates of
  Participation (FGIC
  Insured), Sinking Date
  7/1/09 @100.............    Aaa/AAA     6.750%  07/01/12   1,000,000      1,206,250

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Elsinore Valley Municipal
  Water District,
  Certificates of
  Participation, Series A
  (FGIC Insured), Sinking
  Date 7/1/10 @100........    Aaa/AAA     6.000%  07/01/12  $1,500,000   $  1,700,625
 Emeryville Public
  Financing Authority,
  Emeryville Redevelopment
  Project, Series A,
  Callable on 5/1/02
  @102....................     NR/A-      6.500%  05/01/21   1,500,000      1,627,500
 Escondido Joint Powers
  Financing Authority
  Lease Revenue,
  California Center for
  the Arts, (AMBAC
  Insured), Callable on
  9/1/05 @102.............    Aaa/AAA     6.000%  09/01/18   1,500,000      1,627,500
 Foothill/Eastern Corridor
  Agency, California Toll
  Road Revenue Bond,
  Series A, Callable on
  1/1/10 @100.............   Baa/BBB-     6.000%  01/01/16   3,000,000      3,225,000
 Fremont Public Financing
  Authority, Local
  Improvement District
  39R, Callable on 9/2/98
  @102....................     NR/NR      6.000%  09/01/11   1,965,000      2,010,470
 Fresno Health Facilities
  Agency, Holy Cross
  Health Systems, St.
  Agnes Project, Callable
  on 6/1/02 @102..........    Aa3/AA      6.625%  06/01/21   2,450,000      2,676,625
 Fresno Sewer, Series A-1
  (AMBAC Insured), Sinking
  Date 9/1/11 @100........    Aaa/AAA     6.250%  09/01/14   5,000,000      5,818,750

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Industrial Urban
  Development Agency, Tax
  Allocation
  Transportation District,
  Project 3, Callable on
  11/1/02 @101.75.........     NR/A-      6.900%  11/01/16  $1,000,000   $  1,096,250
 Irvine Ranch Water
  District, Joint Powers
  Agency, Issue II,
  Callable on 8/15/98
  @100....................     NR/A+      8.250%  08/15/23   2,400,000      2,443,752
 Long Beach Harbor Revenue
  (AMT) (MBIA Insured),
  Callable on 5/15/05
  @102....................    Aaa/AAA     5.375%  05/15/20   4,000,000      4,035,000
 Los Angeles Convention &
  Exhibition Center
  Authority, Series A
  (MBIA Insured)..........    Aaa/AAA     6.000%  08/15/10   3,000,000      3,420,000
 Los Angeles County
  Metropolitan
  Transportation
  Authority, Sales Tax
  Revenue, Proposition
  C-2nd, Series A (AMBAC
  Insured), Callable on
  7/1/05 @100.............    Aaa/AAA     5.000%  07/01/25   3,500,000      3,403,750
 Los Angeles County
  Transportation Community
  Sales Tax Revenue,
  Series A, Callable on
  7/1/99 @102.............    A1/AA-      7.400%  07/01/15   2,000,000      2,132,500
 Los Angeles County
  Transportation Community
  Sales Tax Revenue,
  Series B, Callable on
  7/1/01 @102.............    A1/AA-      6.500%  07/01/13   2,500,000      2,693,750

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles County,
  Sanitation District
  Financing Authority,
  Revenue Capital
  Projects, Series A,
  Callable on 10/1/03
  @102....................     Aa/AA      5.375%  10/01/13  $1,500,000   $  1,543,125
 Los Angeles Department of
  Water & Power, Callable
  on 4/15/03 @102.........     Aa/A+      5.750%  04/15/12   2,000,000      2,105,000
 Los Angeles General
  Obligation Bond, Series
  A (MBIA Insured),
  Callable on 9/1/04
  @102....................    Aaa/AAA     6.000%  09/01/11   2,000,000      2,202,500
 Los Angeles Harbor
  Department, Series B
  (AMT), Callable on
  8/1/02 @102.............    Aa3/AA      6.625%  08/01/25   2,000,000      2,182,500
 Manhattan Beach Unified
  School District,
  Certificates of
  Participation,
  Convertible Capital
  Appreciation, Series B
  (MBIA Insured), Callable
  on 8/1/05
  @102 (Zero Coupon), due
  8/1/20, 6.5% beginning
  8/1/00..................    Aaa/AAA     6.350%* 08/01/20   2,000,000      1,862,500
 Metropolitan Water
  District, Southern
  California Waterworks,
  Series 1993A, Sinking
  Date 7/1/14 @100........    Aa2/AA      5.750%  07/01/21   4,500,000      4,989,375

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Metropolitan Water
  District, Southern
  California Waterworks,
  Series 1995A (MBIA
  Insured), Callable on
  7/1/05 @102.............    Aaa/AAA     5.750%  07/01/21  $3,000,000   $  3,176,250
 Natomas Unified School
  District, Series A......    Aaa/AAA     5.750%  09/01/17   1,000,000      1,052,500
 Northern California
  Transmission, Ore
  Transmission Project,
  Series A (MBIA Insured),
  Callable on 5/1/02
  @102....................    Aaa/AAA     6.250%  05/01/10   2,000,000      2,170,000
 Northridge Water
  District, Certificates
  of Participation (AMBAC
  Insured), Callable on
  2/1/06 @102.............    Aaa/AAA     5.250%  02/01/18   2,500,000      2,518,750
 Orange County Community
  Facilities District,
  Special Tax No. 86-1
  (FSA Insured), Callable
  on 8/15/99 @102.........    Aaa/AAA     7.125%  08/15/17   1,500,000      1,593,750
 Orange County Community
  Facilities District,
  Special Tax No. 87-4....    NR/AAA      7.200%  08/15/08   2,000,000      2,287,500
 Pasadena Community
  Multi-Family Housing,
  Civic Center, Series A
  (AMT) (FSA Insured),
  Callable on 12/1/02
  @102....................    Aaa/AAA     6.400%  12/01/12   2,500,000      2,650,000
 Port Oakland, Port
  Authority, Series H
  (AMT) (MBIA Insured),
  Callable on 11/1/07
  @102....................    Aaa/AAA     5.500%  11/01/15   5,000,000      5,212,500

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Poway Certificates of
  Participation,
  Poinsettia Mobilehome
  Park (FSA Insured),
  Callable on 6/1/02
  @102....................    Aaa/AAA     6.375%  06/01/18  $2,500,000   $  2,703,125
 Rancho Water District
  Financing Authority
  (AMBAC Insured),
  Callable on 8/15/01
  @101.5..................    Aaa/AAA     6.400%  08/15/04   1,000,000      1,093,750
 Rancho Water District
  Financing Authority
  (FGIC Insured), Callable
  on 11/1/05 @102.........    Aaa/AAA     5.900%  11/01/15   2,000,000      2,180,000
 Sacramento Power
  Authority Cogeneration
  Project, Callable on
  7/1/06 @102.............    NR/BBB-     5.875%  07/01/15   2,900,000      3,055,875
 San Diego County Water
  Authority, Certificates
  of Participation, Series
  A, Callable on 5/1/01
  @102....................    Aa3/AA-     6.400%  05/01/08   2,000,000      2,177,500
 San Diego Industrial
  Development, San Diego
  Gas & Electric, Series
  A, Callable on 9/1/02
  @102....................     A1/A+      6.400%  09/01/18   1,500,000      1,610,625
 San Diego Special Tax
  Community Facilities
  District No. 1, Series
  B, Callable on 9/1/05
  @102....................     NR/NR      7.000%  09/01/15   2,000,000      2,162,500
 San Francisco Bay Area
  Rapid Transit District
  Sale Tax Revenue (FGIC
  Insured), Callable on
  7/1/05 @101.............    Aaa/AAA     5.500%  07/01/20   1,095,000      1,127,850

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Francisco California
  State Building Authority
  Lease Revenue, General
  Service, Series A (MBIA
  Insured)................    Aaa/AAA     5.000%  10/01/08  $1,000,000   $  1,057,500
 San Francisco City &
  County Airport,
  Community International
  Airport, Second Series
  Issue 10A (AMT) (MBIA
  Insured), Callable on
  5/1/06 @102.............    Aaa/AAA     5.700%  05/01/26   3,000,000      3,127,500
 San Francisco City &
  County Airport,
  Community International
  Airport, Second Series
  Issue 2 (MBIA Insured),
  Callable on 5/1/03
  @102....................    Aaa/AAA     6.750%  05/01/13   1,730,000      1,952,738
 San Francisco City &
  County Public Utilities,
  Series A, Callable on
  11/1/02 @100............    Aa/AA-      6.000%  11/01/15   1,000,000      1,053,750
 San Joaquin County
  Certificates of
  Participation, Capital
  Facilities Project (MBIA
  Insured), Sinking Date
  11/15/11 @100...........    Aaa/AAA     5.500%  11/15/13   1,750,000      1,894,375
 San Joaquin Hills
  Transportation Corridor
  Agency Toll Road
  Revenue, Series A,
  Callable 1/15/14 @102
  (Zero Coupon), due
  11/15/12, 5.6%,
  beginning 1/15/07.......   Baa3/BBB-    5.570%* 01/15/16   3,000,000      1,946,250

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Jose Financing
  Authority, Convention
  Center Project, Series
  C.......................     A1/A+      6.400%  09/01/17  $3,000,000   $  3,198,750
 San Jose Redevelopment
  Agency, Tax Allocation,
  Merged Area
  Redevelopment Project
  (MBIA Insured)..........    Aaa/AAA     6.000%  08/01/15   3,670,000      4,160,863
 Santa Ana Financing
  Authority, Police
  Administration and
  Holding Facility, Series
  A (MBIA Insured),
  Callable on 7/1/04
  @102....................    Aaa/AAA     5.625%  07/01/09   1,130,000      1,214,750
 Scotts Valley Unified
  School District, Series
  B (FGIC Insured),
  Callable on 8/1/05
  @102....................    Aaa/NR      5.375%  08/01/17   1,295,000      1,325,756
 Southern California
  Public Power Authority,
  Power Project...........      A/A       6.750%  07/01/13   1,000,000      1,183,750
 Southern California Rapid
  Transit District,
  Certificates of
  Participation, Workers
  Compensation Fund (MBIA
  Insured), Callable on
  1/1/01 @102.5...........    Aaa/AAA     6.000%  07/01/10   1,000,000      1,065,000
 Thousand Oaks
  Redevelopment Agency,
  Thousand Oaks Boulevard
  Redevelopment (MBIA
  Insured), Callable on
  12/1/05 @102............    Aaa/AAA     5.250%  12/01/08   1,370,000      1,459,050

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Thousand Oaks
  Redevelopment Agency,
  Thousand Oaks Boulevard
  Redevelopment (MBIA
  Insured), Callable on
  12/1/05 @102............    Aaa/AAA     5.400%  12/01/09  $1,290,000   $  1,378,688
 Turlock Industrial
  Refunded Revenue
  District, Series A (MBIA
  Insured)................    Aaa/AAA     6.000%  01/01/09   2,000,000      2,270,000
 Union City Community
  Redevelopment Agency,
  Tax Allocation
  Redevelopment Project
  (AMBAC Insured),
  Callable on 10/1/03
  @102....................    Aaa/AAA     5.850%  10/01/23   1,250,000      1,323,438
 University of California,
  Hospital Medical Center
  (AMBAC Insured),
  Callable on 7/1/06
  @101....................    Aaa/AAA     5.750%  07/01/24   5,000,000      5,300,000
 University of California,
  Hospital Medical Center
  (AMBAC Insured),
  Callable on 7/1/06
  @101....................    Aaa/AAA     6.000%  07/01/26   3,500,000      3,793,125
 West Covina Redevelopment
  Agency, Community
  Facilities Special Tax,
  Fashion Plaza, Sinking
  Date 9/1/10 @100........     NR/A       6.000%  09/01/17   3,000,000      3,315,000
 Westwood Unified School
  District, Callable on
  8/1/06 @102.............    NR/BBB      6.500%  08/01/21   1,025,000      1,105,719
                                                                         ------------
                                                                          208,120,267
                                                                         ------------

---------------
See Notes to Financial Statements.

                             MOODY'S/
                                S&P
                              RATINGS             MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
       -----------          -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
PUERTO RICO -- 2.5%
 Puerto Rico Electric
  Power Authority, Series
  U, Callable on 7/1/04
  @102....................   Baa1/BBB+    6.000%  07/01/14  $5,000,000   $  5,437,500
                                                                         ------------
 TOTAL INVESTMENTS --
  99.8% (COST
  $197,962,891)(A)........                                                213,557,767
 OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.2%.....                                                    427,209
                                                                         ------------
 NET ASSETS -- 100.0%.....                                               $213,984,976
                                                                         ============

---------------

Percentage indicated are based on net assets of $213,984,976.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............................  $15,627,831
Unrealized depreciation..............................      (32,955)
                                                       -----------
Net unrealized appreciation..........................  $15,594,876
                                                       ===========
AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
FGIC --  Financial Guaranty Insurance Company.
 FSA --  Financial Security Assurance Inc.
MBIA --  Municipal Bond Insurance Association.
TCRS --  Trust Certificate Receipts.
  NR --  No rating assigned by Moody's or S&P.

* Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $13,249,600)....  $14,042,708
  Cash......................................................       19,778
  Interest receivable.......................................      176,313
  Receivable for capital shares sold........................      128,287
  Deferred organizational costs.............................        8,353
                                                              -----------
Total Assets................................................   14,375,439
                                                              -----------
LIABILITIES:
  Dividends payable.........................................       13,680
  Payable for capital shares redeemed.......................       22,224
  Shareholder service fees payable (A Shares)...............        1,307
  Custodian and fund accounting fees payable................       12,609
  Transfer agent fees payable...............................       13,304
  Other accrued expenses....................................       49,404
                                                              -----------
Total Liabilities...........................................      112,528
                                                              -----------
NET ASSETS..................................................  $14,262,911
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
  authorized)...............................................    1,355,717
                                                              ===========
NET ASSET VALUE
  Net asset value and redemption price per share............  $     10.52
                                                              ===========
  Maximum Sales Charge......................................         4.50%
  Maximum Offering Price Per Share
    (Net Asset Value of Shares/ (100% -- Maximum Sales
      Charge))..............................................  $     11.02
                                                              ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     1,355
  Additional paid-in capital................................   13,458,223
  Accumulated undistributed net investment income...........        5,033
  Accumulated net realized gains on investment
    transactions............................................        5,192
  Net unrealized appreciation on investments................      793,108
                                                              -----------
NET ASSETS, FEBRUARY 28, 1998...............................  $14,262,911
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $197,962,891)...  $213,557,767
  Cash......................................................       708,955
  Interest receivable.......................................     2,952,019
  Receivable for capital shares sold........................        42,351
                                                              ------------
Total Assets................................................   217,261,092
                                                              ------------
LIABILITIES:
  Dividends payable.........................................       347,066
  Payable for capital shares redeemed.......................     2,645,836
  Investment advisory fees payable..........................        50,074
  Administration fees payable...............................        33,488
  Shareholder service fees payable (A Shares)...............        41,724
  Custodian and fund accounting fees payable................        24,581
  Transfer agent fees payable...............................        46,025
  Legal fees payable........................................         2,625
  Other accrued expenses....................................        84,697
                                                              ------------
Total Liabilities...........................................     3,276,116
                                                              ------------
NET ASSETS..................................................  $213,984,976
                                                              ============
Shares Outstanding ($0.001 par value, 200 million shares
  authorized)...............................................    28,026,050
                                                              ============
NET ASSET VALUE
  Net asset value and redemption price per share............  $       7.64
                                                              ============

  Maximum Sales Charge......................................          4.50%
  Maximum Offering Price Per Share (Net Asset Value / (100%
    -- Maximum Sales Charge))...............................  $       8.00
                                                              ============
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     28,026
  Additional paid-in capital................................   195,837,716
  Accumulated undistributed net investment income...........       291,783
  Accumulated net realized gains on investment
    transactions............................................     2,232,575
  Net unrealized appreciation on investments................    15,594,876
                                                              ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $213,984,976
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $  741,566
                                                              ----------
EXPENSES:
  Investment advisory fees..................................      48,653
  Administration fees.......................................      27,802
  Shareholder service fees (A Shares).......................      34,753
  Custodian and fund accounting fees........................      35,620
  Transfer agent fees.......................................      32,539
  Registration and filing fees..............................      24,289
  Organizational expense....................................      15,330
  Legal fees................................................       2,717
                                                              ----------
    Total Expenses..........................................     221,703
Less: Fee waivers and reimbursements........................    (150,430)
    Expenses paid by third parties..........................      (1,851)
                                                              ----------
Total Net Expenses..........................................      69,422
                                                              ----------
NET INVESTMENT INCOME.......................................     672,144
                                                              ----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investment transactions..............      37,910
  Net change in unrealized appreciation on investments......     410,519
                                                              ----------
Net realized/unrealized gains on investments................     448,429
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $1,120,573
                                                              ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $12,380,912
                                                              -----------
EXPENSES:
  Investment advisory fees..................................      828,272
  Administration fees.......................................      608,975
  Shareholder service fees (A Shares).......................      548,249
  Custodian and fund accounting fees........................       84,035
  Transfer agent fees.......................................      124,331
  Legal fees................................................       14,426
  Other expenses............................................      118,006
                                                              -----------
    Total Expenses..........................................    2,326,294
  Less: Fee waivers.........................................     (340,754)
    Expenses paid by third parties..........................       (6,195)
                                                              -----------
  Total Net Expenses........................................    1,979,345
                                                              -----------
NET INVESTMENT INCOME.......................................   10,401,567
                                                              -----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investment transactions..............    2,654,339
  Net change in unrealized appreciation on investments......    6,125,217
                                                              -----------
Net realized/unrealized gains on investments................    8,779,556
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $19,181,123
                                                              ===========

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             YEAR ENDED
                                                     FEBRUARY 28,   FEBRUARY 28,
                                                         1998           1997
                                                     ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............................  $   672,144    $   696,493
  Net realized gains on investment transactions....       37,910         20,105
  Net change in unrealized appreciation on
    investments....................................      410,519        107,766
                                                     -----------    -----------
Change in net assets resulting from operations.....    1,120,573        824,364
                                                     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares.......................................     (672,117)      (691,409)
    K Shares.......................................          (27)           (28)(a)
  Net realized gains from investment transactions:
    A Shares.......................................      (28,694)       (43,317)
    K Shares.......................................           --             (3)(a)
                                                     -----------    -----------
Change in net assets from shareholder
  distributions....................................     (700,838)      (734,757)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......................    4,473,013      7,848,104
  Dividends reinvested.............................      558,840        512,621
  Cost of shares redeemed..........................   (6,603,381)    (5,278,031)
                                                     -----------    -----------
Change in net assets from capital share
  transactions.....................................   (1,571,528)     3,082,694
                                                     -----------    -----------
Change in net assets...............................   (1,151,793)     3,172,301
NET ASSETS
  Beginning of Year................................   15,414,704     12,242,403
                                                     -----------    -----------
  End of Year (including undistributed net
    investment income of $5,033 and $5,282,
    respectively)..................................  $14,262,911    $15,414,704
                                                     ===========    ===========

---------------

(a) Period from July 22, 1996 (inception date) through February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                                                      FEBRUARY 28,   FEBRUARY 28,
                                                          1998           1997
                                                      ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................  $10,401,567    $ 10,448,373
  Net realized gains on investment transactions.....    2,654,339         358,663
  Net change in unrealized appreciation
    (depreciation) on investments...................    6,125,217      (1,868,867)
                                                      ------------   ------------
  Change in net assets resulting from operations....   19,181,123       8,938,169
                                                      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares........................................  (10,401,540)    (10,448,345)
    K Shares........................................          (27)            (28)(a)
  Net realized gains from investment transactions:
    A Shares........................................     (414,788)     (1,489,041)
    K Shares........................................           --              (7)(a)
                                                      ------------   ------------
Change in net assets from shareholder
  distributions.....................................  (10,816,355)    (11,937,421)
                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.......................   31,684,108      43,958,663
  Dividends reinvested..............................    6,597,508       6,765,701
  Cost of shares redeemed...........................  (53,772,246)    (47,755,621)
                                                      ------------   ------------
Change in net assets from capital share
  transactions......................................  (15,490,630)      2,968,743
                                                      ------------   ------------
Change in net assets................................   (7,125,862)        (30,509)
NET ASSETS
  Beginning of Year.................................  221,110,838     221,141,347
                                                      ------------   ------------
  End of Year (Including undistributed net
    investment income of $291,783 and $188,743,
    respectively)...................................  $213,984,976   $221,110,838
                                                      ============   ============

---------------

(a) Period from July 22, 1996 (inception date) through February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon National Municipal Bond Fund (the "National Municipal Bond Fund") and the Pacific Horizon California Tax-Exempt Bond Fund (the "California Tax-Exempt Bond Fund"), collectively the "Funds", individually a "Fund". The Funds offer A Shares and have a Shareholder Services Plan. During the fiscal year ended February 28, 1998 the Funds' former administrator redeemed 106 shares and 146 shares, respectively, of K Shares of National Municipal Bond Fund and California Tax-Exempt Bond Fund valued at $1,096 and $1,094, respectively, which resulted in a complete liquidation of this class of shares.

    The Funds seek to achieve a high level of current income exempt from Federal income tax and in the case of the California Tax-Exempt Bond Fund, exempt from California State personal income tax as well, as is consistent with prudent investment management and preservation of capital.

    Prior to July 1, 1996, the National Municipal Bond Fund sought to achieve its investment objective by investing substantially all of its assets in the National Municipal Bond Portfolio of the Master Investment Trust, Series II (the "Portfolio"), an open-end management investment company that had the same investment objective as that of the National Municipal Bond Fund. Effective July 1, 1996, the National Municipal Bond Fund withdrew its investment in the Portfolio and began investing its assets directly in investment securities.

ADMINISTRATOR

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Funds' investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997, The BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' administrator.

    Bank of America entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc., (the "Former Distributor") a wholly-owned subsidiary of BISYS served the Funds as distributor. Additionally, on October 24, 1997, PFPC assumed responsibility as the Funds' transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Funds value portfolio securities each business day through the use of an independent pricing service approved by the Board of Directors. When, in the judgement of the pricing service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the pricing service from dealers in such securities) and ask prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Other investments are valued as determined by the pricing service, through the use of electronic data processing techniques and matrix systems. Restricted securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premiums, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month after the trade date.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The National Municipal Bond Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                       ACCUMULATED UNDISTRIBUTED
                                                         NET INVESTMENT INCOME
                                                       -------------------------
National Municipal Bond Fund.........................          $   (249)
California Tax-Exempt Bond Fund......................           103,040

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute at least annually, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

OTHER:

    The National Municipal Bond Fund and the California Tax-Exempt Bond Fund maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $1,851 and $6,195, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory and Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.35% and 0.40% of the National Municipal Bond Fund's and California Tax-Exempt Bond Fund's average daily net assets, respectively. For the year ended February 28, 1998, Bank of America waived $48,653 and $194,717 of Investment Advisory fees from the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.20% and 0.30% of the average daily net assets of the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively. For the period ended September 15, 1997, the Funds had an Administration Agreement with BISYS. Pursuant to the terms of the former administration agreement, BISYS was entitled to the same fee in effect under the current Administration agreement for administrative services provided. Bank of America and BISYS voluntarily waived a portion of respective fees totaling $12,714 and $15,088 for the National Municipal Bond Fund and $43,399 and $102,638 for the California Tax-Exempt Bond Fund, respectively. For the year ended February 28, 1998, Bank of America reimbursed $41,459 of operating expenses of the National Municipal Bond Fund.

    For the year ended February 28, 1998, PDI and the Former Distributor advised the Funds that it retained $1,970 and $7,840, respectively, from commissions earned on sales of the National Municipal Bond Fund's and California Tax Exempt Bond Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $15,655 and $56,751, respectively, from commissions earned on sales of the National Municipal Bond Fund's and California Tax-Exempt Bond Fund's shares, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays for shareholder servicing expenses related to the Funds' shares. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. The Plan provides that if, in any month, the fees paid to PDI and the Former Distributor are less than the costs incurred by PDI and the Former Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the year ended February 28, 1998, the National Municipal Bond Fund and California Tax-Exempt Bond Fund incurred charges of $34,753 and $548,249, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI retained $13 from the National Municipal Bond Fund, PDI and the Former Distributor retained $80,933 and $113,667, respectively, from the California Tax-Exempt Bond Fund, and affiliates of Bank of America retained $2,159 and $313,116 from the National Municipal Bond

Fund and California Tax-Exempt Bond Fund, respectively. For the year ended February 28, 1998, PDI and the Former Distributor waived $32,516 for the National Municipal Bond Fund.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay PDI and the Former Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for the distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    From the period October 24, 1997 through February 28, 1998, PFPC earned $9,366 and $43,022 from the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities, BISYS Ohio earned $23,173 and $81,309 from the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively, for the period March 1, 1997 through October 24, 1997.

    For the year ended February 28, 1998, the National Municipal Bond Fund and California Tax-Exempt Bond Fund incurred legal charges totaling $2,717 and $14,426, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of

$1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however, a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of services as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,778 and $1,786 for the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1998, the cost of purchases and the proceeds from sales of the National Municipal Bond Fund's portfolio securities (excluding short-term investments) amounted to $5,042,517 and $6,623,505, respectively, and the cost of purchases and the proceeds from sales of California Tax-Exempt Bond Fund's portfolio securities (excluding short-term investments) amounted to $59,791,653 and $72,342,424, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                              NATIONAL MUNICIPAL BOND FUND          CALIFORNIA TAX-EXEMPT BOND FUND
                          ------------------------------------   --------------------------------------
                                       YEAR ENDED                              YEAR ENDED
                             FEBRUARY 28,
                                1998         FEBRUARY 28, 1997   FEBRUARY 28, 1998   FEBRUARY 28, 1997
                          ----------------   -----------------   -----------------   ------------------
                          SHARES   AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT
                          ------   -------   ------   --------   ------   --------   -------   --------
A SHARES (000'S)
 Issued.................    432    $4,473      784    $ 7,850    4,291    $31,684     6,009    $ 43,958
 Reinvested.............     54       558       51        513      885      6,597       926       6,766
 Redeemed...............   (645)   (6,602)    (527)    (5,278)   (7,234)  (53,771)   (6,548)    (47,756)
                           ----    -------    ----    --------   ------   --------   -------   --------
Net
 increase/(decrease)....   (159)   $(1,571)    308    $ 3,085    (2,058)  $(15,490)     387    $  2,968
                           ====    =======    ====    ========   ======   ========   =======   ========
K SHARES
 Issued.................     --    $   --      100    $ 1,000       --    $    --       138    $  1,000
 Reinvested.............      3        31        3         28        4         31         4          31
 Redeemed...............   (106)   (1,096)      --         --     (146)    (1,094)       --          --
                           ----    -------    ----    --------   ------   --------   -------   --------
Net
 increase/(decrease)....   (103)   $(1,065)    103    $ 1,028(a)  (142)   $(1,063)      142    $  1,031(a)
                           ====    =======    ====    ========   ======   ========   =======   ========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

NOTE 7 -- CONCENTRATION OF CREDIT RISK

    The California Tax-Exempt Bond Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' ability to meet their obligations may be affected by California economic or political developments.

    The National Municipal Bond Fund invests substantially all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentality's, and political sub-divisions.

    The Funds had the following concentrations by type of obligation at February 28, 1998 (as a percentage of total investments).

                                                         NATIONAL    CALIFORNIA
                                                         MUNICIPAL   TAX-EXEMPT
                                                           BOND         BOND
                                                         ---------   ----------
Air Transportation.....................................       --%        2.4%
Airport Facilities.....................................      9.1         0.9
Certificates of Participation..........................      0.6         3.3
Education..............................................      3.5         2.3
General Obligations....................................      2.8         3.6
Health & Medical Facilities............................      2.6         8.6
Home Building and Land Development.....................      4.6         3.3
Industrial Development.................................      4.5         2.0
Leases.................................................      1.9         1.6
Leasing................................................       --         1.9
Parking Facilities.....................................      3.7          --
Pollution Control Revenue & Industrial Development.....       --         8.2
Power Projects.........................................       --         2.0
Property Redevelopment.................................      1.6         1.6
Public Facilities......................................       --         5.9
Revenue................................................     42.2        34.4
Sales Tax Revenue......................................      0.4         3.9
Sewer Projects.........................................      1.1          --
Tax Revenue Anticipation Notes.........................      3.7         1.7
Transportation.........................................      4.8         2.0
Utilities..............................................      8.1         2.5
Water & Power Projects.................................      4.8         7.9
                                                           -----       -----
                                                           100.0%      100.0%
                                                           =====       =====

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                                          PERIOD
                                                             YEAR ENDED                                   ENDED
                                   ---------------------------------------------------------------     ------------
                                   FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                       1998           1997(A)            1996             1995           1994(b)
                                   ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...............    $  10.18         $  10.15         $   9.64         $   9.89         $  10.00
                                     --------         --------         --------         --------         --------
Income from investment
 operations:
Net investment income............        0.50             0.50             0.54             0.50             0.01
Net realized and unrealized
 gains/(losses) on investment
 transactions....................        0.36             0.06             0.51            (0.25)           (0.11)
                                     --------         --------         --------         --------         --------
Total income/(loss) from
 investment operations...........        0.86             0.56             1.05             0.25            (0.10)
Less Dividends and Distributions:
Dividends to shareholders from
 net investment income...........       (0.50)           (0.50)           (0.54)           (0.50)           (0.01)
Dividends to shareholders from
 net realized gains on investment
 transactions....................       (0.02)           (0.03)              --               --               --
                                     --------         --------         --------         --------         --------
Total Dividends and
 Distributions...................       (0.52)           (0.53)           (0.54)           (0.50)           (0.01)
                                     --------         --------         --------         --------         --------
Net change in net asset value per
 share...........................        0.34             0.03             0.51            (0.25)           (0.11)
                                     --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR............................    $  10.52         $  10.18         $  10.15         $   9.64         $   9.89
                                     ========         ========         ========         ========         ========
Total return (excludes sales
 charge).........................        8.65%            5.66%            1.16%            2.78%           (1.00%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
 (000)...........................    $ 14,263         $ 15,414         $ 12,242         $  2,520         $    733
Ratio of expenses to average net
 assets..........................        0.50%            0.49%            0.12%            0.00%            0.00%(d)
 Ratio of net investment income
 to average net assets...........        4.84%            4.96%            5.24%            5.30%            1.15%(d)
 Ratio of expenses to average net
 assets*.........................        1.60%**          2.22%**          2.71%**         17.46%          170.99%(d)
 Ratio of net investment
 income/(loss) to average net
 assets*.........................        3.74%            3.25%            2.65%          (12.16%)        (169.84%)
 Portfolio turnover rate.........          36%              12%              38%              20%              15%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1998 and 1997 and
     February 29, 1996, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(b)  Period from January 28, 1994 (inception date) to February
     28, 1994.
(c)  Not annualized.
(d)  Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                        1998           1997(a)            1996             1995             1994
                                    ------------     ------------     ------------     ------------     ------------
A SHARES
Net asset value per share,
 beginning of period..............    $   7.35         $   7.45         $   7.12         $   7.49         $   7.51
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............        0.35             0.36             0.37             0.38             0.38
 Net realized and unrealized gains
   (losses) on investment
   transactions...................        0.29            (0.05)            0.33            (0.37)            0.04
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................        0.64             0.31             0.70             0.01             0.42
                                      --------         --------         --------         --------         --------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income..........       (0.35)           (0.36)           (0.37)           (0.38)           (0.38)
 Dividends to shareholders from
   net realized gains on
   investment transactions........          --            (0.05)              --               --            (0.06)
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share............................        0.29            (0.10)            0.33            (0.37)           (0.02)
                                      --------         --------         --------         --------         --------
Net asset value per share, end of
 year.............................    $   7.64         $   7.35         $   7.45         $   7.12         $   7.49
                                      ========         ========         ========         ========         ========
Total return (excludes sales
 charge)..........................        9.18%            4.29%           10.12%            0.36%            5.65%
Ratios/Supplemental Data:
 Net assets at end of year
   (millions).....................    $    214         $    221         $    221         $    195         $    245
 Ratio of expenses to average net
   assets.........................        0.90%            0.90%            0.94%            0.95%            0.96%
 Ratio of net investment income to
   average net assets.............        4.74%            4.88%            5.11%            5.43%            4.96%
 Ratio of expenses to average net
   assets*........................        1.06%**          1.10%**          1.14%**          1.15%            1.11%
 Ratio of net investment income to
   average net assets*............        4.58%            4.68%            4.91%            5.23%            4.81%
Portfolio turnover rate...........          28%              34%              57%              20%              15%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1998 and 1997 and
     February 29, 1996, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon National Municipal Bond Fund and Pacific Horizon California Tax-Exempt Bond Fund (two of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 .......................................................................
First Name                                  Last Name

 .......................................................................
Street Address

 .......................................................................
City                             State                   Zip Code

 .......................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 .......................................................................
 Name of Broker

 .......................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                               Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money
                                              Market Fund

Additional Comments:

 .......................................................................
 .......................................................................
 .......................................................................
 .......................................................................
 .......................................................................
 .......................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

                                      LOGO

                    Provident Distributor, Inc., Distributor
TXI-0015 4/98

                 PACIFIC HORIZON TAX-EXEMPT MONEY MARKET FUNDS
                                 ANNUAL REPORT
                               February 28, 1998

                          Tax-Exempt Money Market Fund

                    California Tax-Exempt Money Market Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                 PACIFIC HORIZON TAX-EXEMPT MONEY MARKET FUNDS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
============================================================================

               .....................................

                                                                        Contents

                                      FUND FACTS                         2-3

                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                           4-6

                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER               8-9

                                      PORTFOLIO OF INVESTMENTS         10-46

                                      STATEMENTS OF ASSETS
                                        AND LIABILITIES                   47

                                      STATEMENTS OF OPERATIONS            48

                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                     49

                                      NOTES TO FINANCIAL
                                        STATEMENTS                     50-59

                                      FINANCIAL HIGHLIGHTS             60-67

                                      REPORT OF INDEPENDENT
                                        ACCOUNTANTS                       68

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds+                High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.
                                                 [GRAPHIC]
The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.


                            Because a picture or chart can help clarify the
                            text, the investment management team may have
                            illustrated the most important features of the Fund.
[GRAPHIC]                   The illustrations may represent the portfolio
                            composition, the largest holdings or a
                            simplification of the investment adviser's investment style.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)
[GRAPHIC]
                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE


The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND
[GRAPHIC]
                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD
[GRAPHIC]
                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS


The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS
[GRAPHIC]
                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS


The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                            MOODY'S           S&P                                          AMORTIZED
                        RATINGS(dagger) RATINGS(dagger)           MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)     RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   ---------------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 104.4%
ARIZONA -- 1.3%
 Apache County
 Industrial Development
 Authority, Tucson
 Electric Power
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 6/15/20)*.....   VMIG1/Aa2     A1+/AA           3.40%   03/04/98  $ 7,800,000   $  7,800,000
 Pima County Industrial
 Development Authority,
 Tucson Electric Power
 Co. (LOC -- Societe
 Generale) (final
 maturity 10/1/22)*.....   VMIG1/Aa3     A1+/AA-          3.40%   03/04/98    1,100,000      1,100,000
                                                                                          ------------
                                                                                             8,900,000
                                                                                          ------------
ARKANSAS -- 2.3%
 Arkansas State
 Development Financing
 Authority Single Family
 Mortgage (final
 maturity 7/1/17)*......     NR/NR       A1+/AAA          3.95%   07/01/98   10,860,000     10,860,000
 Arkansas State
 Financial Development
 Authority (FGIC
 Insured) (LOC --
 Citibank) (final
 maturity 12/1/15)*.....   VMIG1/Aaa     A1+/AAA          3.40%   03/05/98    5,200,000      5,200,000
                                                                                          ------------
                                                                                            16,060,000
                                                                                          ------------

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                           AMORTIZED
                        RATINGS(dagger) RATINGS(dagger)          MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)    (UNAUDITED)     RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------    -----------     ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- 4.9%
 California Health
 Facilities Financing
 Authority, Adventist
 Health System/West,
 Series A (MBIA
 Insured) (final
 maturity 9/1/28)*...    VMIG1/Aaa      A1+/AAA          3.60%   03/04/98  $14,000,000 $14,000,000
 California Statewide
 Community
 Development
 Authority,
 Certificate of
 Participation,
 Sutter Health
 Obligation Group
 (AMBAC
 Insured)(final
 maturity 7/1/15)*...    VMIG1/Aaa      A2/AAA           3.85%   03/02/98   3,300,000    3,300,000
 California Statewide
 Community
 Development
 Authority, Tax and
 Revenue
 Anticipation, Series
 B...................     NR/Aaa        NR/AAA           4.75%   09/30/98  10,000,000   10,048,024
 Orange County Irvine
 Coast Assessment
 (LOC -- Industrial
 Bank of Japan)
 (final maturity
 9/2/18)*............      NR/A1         A/A+            3.60%   03/02/98   7,000,000    7,000,000
                                                                                       -----------
                                                                                        34,348,024
                                                                                       -----------
COLORADO -- 3.7%
 Colorado Health
 Facilities
 Authority, North
 Colorado Medical
 Center (MBIA
 Insured) (final
 maturity
 5/15/20)*...........    VMIG1/Aaa      A1+/AAA          3.40%   03/05/98   5,100,000    5,100,000
 Colorado State Tax &
 Revenue Anticipation
 Notes, Series A.....      NR/NR        SP1+/NR          4.50%   06/26/98  20,000,000   20,040,105

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
COLORADO -- (CONTINUED)
 Colorado Student
 Obligation Bond
 Authority, Student
 Loan, Series C-2
 (LOC -- Student Loan
 Marketing) (final
 maturity 9/1/02)*...    VMIG1/Aaa          A1+/AAA        3.35%   03/04/98  $1,300,000  $ 1,300,000
                                                                                         -----------
                                                                                          26,440,105
                                                                                         -----------
DELAWARE -- 0.6%
 Delaware Economic
 Development (final
 maturity
 12/1/15)*...........    VMIG1/Aaa          A1+/AAA        3.40%   03/04/98   4,000,000    4,000,000
                                                                                         -----------
DISTRICT OF COLUMBIA -- 5.6%
 District of
 Columbia, Series A1
 (LOC -- National
 Westminster) (final
 maturity
 10/1/07)*...........    VMIG1/Aa2          A1+/AA         3.70%   03/02/98   6,900,000    6,900,000
 District of
 Columbia, Series A2
 (LOC -- Canadian
 Imperial Bank)
 (final maturity
 10/1/07)*...........    VMIG1/Aa3          A1+/AA-        3.70%   03/02/98   9,900,000    9,900,000
 District of
 Columbia, Series A3
 (final maturity
 10/1/07)*...........    VMIG1/Aa3          A1+/AA-        3.70%   03/02/98  12,000,000   12,000,000
 District of
 Columbia, Series A4
 (final maturity
 10/1/07)*...........    VMIG1/Aa3          A1+/AA-        3.70%   03/02/98   1,000,000    1,000,000
 District of
 Columbia, Series A5
 (LOC -- Bank of Nova
 Scotia) (final
 maturity
 10/1/07)*...........    VMIG1/Aa3          A1+/AA-        3.70%   03/02/98   9,778,000    9,778,000
                                                                                         -----------
                                                                                          39,578,000
                                                                                         -----------
FLORIDA -- 4.6%
 Florida Board of
 Education (final
 maturity 6/1/23)*...      NR/Aa            A1+/AA         3.80%   06/01/98   9,900,000    9,900,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
FLORIDA -- (CONTINUED)
 Orlando Special
 Assessment Republic
 Drive Interchange
 (LOC -- Morgan
 Guaranty) (final
 maturity 10/1/21)*.....   VMIG1/Aa1          NR/NR       3.40%   03/04/98  $ 4,700,000   $  4,700,000
 Pasco County School
 Board (AMBAC Insured)
 (final maturity
 8/1/26)*...............   VMIG1/Aaa         A1+/AAA      3.40%   03/04/98    7,000,000      7,000,000
 Sarasota County
 Commercial Paper.......     P1/NR            A1/NR       3.80%   03/10/98    5,000,000      5,000,000
 Sarasota County
 Hospital...............     P1/NR            A1/NR       3.70%   04/09/98    3,500,000      3,500,000
 St. Lucie County,
 Pollution Control
 Revenue, Florida Power
 & Light, Series A......     P1/NR            A1/NR       3.50%   04/01/98    2,500,000      2,500,000
                                                                                          ------------
                                                                                            32,600,000
                                                                                          ------------
GEORGIA -- 3.6%
 Burke County
 Development Authority
 Pollution Control,
 Oglethorpe Power Corp.,
 Series A (FGIC Insured)
 (final maturity
 1/1/19)*...............   VMIG1/Aaa         A1+/AAA      3.35%   03/04/98    3,000,000      3,000,000
 Gainesville
 Redevelopment
 Authority, Riverside
 Military Academy
 (LOC -- Wachovia Bank
 and Trust) (final
 maturity 1/1/23)*......    NR/AA2            NR/NR       3.50%   03/04/98   15,000,000     15,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

GEORGIA -- (CONTINUED)
 Georgia Municipal Gas
 Authority, Series A
 (LOC -- Morgan Guaranty
 Trust, Wachovia Bank,
 Credit Suisse,
 Bayerische Landesbank,
 ABN Amro Bank) (final
 maturity 11/1/06)*.....     NR/NR           A1+/AA       3.35%   03/04/98  $ 7,600,000   $  7,600,000
                                                                                          ------------
                                                                                            25,600,000
                                                                                          ------------
ILLINOIS -- 10.1%
 Chicago Variable
 Equipment Notes
 (LOC -- Harris Trust
 and Savings Bank)
 (final maturity
 1/1/06)*...............  VMIG1/MIG1         A1+/AA-      3.80%   03/02/98    6,800,000      6,800,000
 Chicago Tender Notes
 (LOC -- Morgan Guaranty
 Trust) (final maturity
 1/31/99)*..............  VMIG1/MIG1         A1/Sp1+      3.55%   10/29/98   15,000,000     15,000,000
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series B
 (LOC -- Rabobank)
 (final maturity
 1/1/20)*...............   VMIG1/A2           NR/NR       3.80%   03/02/98    7,600,000      7,600,000
 Illinois Health
 Facilities Authority,
 Franciscan Sisters
 Health (final maturity
 1/1/18)*...............   VMIG1/A2           NR/NR       3.80%   03/02/98    9,250,000      9,250,000
 Illinois Health
 Facilities Authority,
 Pooled Revolving Fund
 (LOC -- NBD Bank)
 (final maturity
 8/1/15)*...............   VMIG1/Aa3         A1+/AA-      3.40%   03/04/98    2,400,000      2,400,000
 Illinois Health
 Facilities Authority,
 Resurrection Health
 Care Systems (final
 maturity 5/1/11)*......   VMIG1/A2           NR/NR       3.70%   03/02/98    7,000,000      7,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

ILLINOIS -- (CONTINUED)
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series A
 (final maturity
 1/1/28)*...............   VMIG1/A2           NR/NR       3.80%   03/04/98  $ 8,100,000   $  8,100,000
 Illinois State Toll
 Highway Authority,
 Series B (LOC --
 Societe Generale) (MBIA
 Insured) (final
 maturity 1/1/10)*......   VMIG1/Aaa         A1+/AAA      3.35%   03/04/98    7,700,000      7,700,000
 University of Illinois,
 The Board of Trustees
 Health Services
 Facilities System,
 Series B (LOC --
 Landesbank Hessen)
 (final maturity
 10/1/26)*..............   VMIG1/Aaa         A1+/AAA      3.40%   03/04/98    7,600,000      7,600,000
                                                                                      ------------
                                                                                        71,450,000
                                                                                      ------------
INDIANA -- 1.8%
 Indiana Health Facility
 Financing Authority,
 Hospital Revenue Bonds,
 Deaconess Hospital,
 Inc. (LOC -- First
 National Bank of
 Chicago) (final
 maturity 1/1/22)*......   VMIG1/Aa3          NR/NR       3.40%   03/04/98    1,200,000      1,200,000
 Jasper County Pollution
 Control Revenue,
 Northern Indiana Public
 Service, Series A......     P1/NR            A1/NR       3.20%   03/12/98    8,000,000      8,000,000
 Rockport Pollution
 Control Revenue,
 Indiana Michigan Power
 Co. Project (AMBAC
 Insured) (final
 maturity 6/1/25)*......    NR/Aaa           NR/AAA       3.45%   03/04/98    3,600,000      3,600,000
                                                                                          ------------
                                                                                            12,800,000
                                                                                          ------------

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
IOWA -- 0.7%
 Iowa Higher Education
 Loan Authority, Private
 College (MBIA Insured)
 (final maturity
 12/1/15)*..............   VMIG1/Aaa         A1+/AAA      3.50%   03/04/98  $ 4,700,000   $  4,700,000
                                                                                      ------------
KENTUCKY -- 1.4%
 Kentucky
 Asset/Liability Tax &
 Revenue Anticipation
 Notes, Series A........    MIG1/NR          Sp1+/NR      4.50%   06/25/98   10,000,000     10,019,886
                                                                                      ------------
LOUISIANA -- 5.8%
 Ascension Parish
 Pollution Control,
 Borden Inc. Project
 (LOC -- Credit Suisse)
 (final maturity
 12/1/09)*..............   VMIG1/Aa2         A1+/AA       3.45%   03/04/98    5,500,000      5,500,000
 Louisiana State
 Offshore Terminal
 Authority, First Stage,
 Loop Inc. (LOC --
 Morgan Guaranty) (final
 maturity 9/1/17)*......   VMIG1/Aa1         A1+/AAA      3.45%   03/04/98    4,610,000      4,610,000
 Louisiana Public
 Facilities Authority
 Hospital Revenue,
 Willis-Knighton Medical
 Center (AMBAC Insured)
 (final maturity
 9/1/27)*...............   VMIG1/Aaa         A1+/AAA      3.45%   03/04/98   15,000,000     15,000,000
 Louisiana State General
 Obligation Bonds, Tax
 Exempt Eagle Trust,
 Series 1994 (AMBAC
 Insured) (final
 maturity 5/1/09)*......     NR/NR            A1/AA       3.56%   03/05/98   11,600,000     11,600,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                           RATINGS(dagger)      RATINGS(dagger)             MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

LOUISIANA -- (CONTINUED)
 Plaquemines Port
 Harbor & Term
 District, Chevron
 Pipe Line Company
 (final maturity
 9/1/08)*............     NR/Aa2             NR/AA         3.85%   03/02/98  $4,000,000  $ 4,000,000
                                                                                         -----------
                                                                                          40,710,000
                                                                                         -----------
MARYLAND -- 1.4%
 Gaithersburg
 Economic Development
 Authority, Asbury
 Methodist (MBIA
 Insured) (final
 maturity 7/1/27)*...      NR/NR            A1/AAA         3.45%   03/05/98  10,000,000   10,000,000
                                                                                         -----------
MICHIGAN -- 2.6%
 Grand Rapids Water
 Supply (final
 maturity 1/1/20)*...    VMIG1/Aaa          NR/AAA         3.35%   03/04/98   3,600,000    3,600,000
 Michigan Municipal
 Bond Authority,
 Series B............      NR/NR            NR/Sp1+        4.50%   07/02/98  10,000,000   10,022,713
 Michigan State
 Strategic Fund,
 Ltd., Consumers
 Power Co.
 (LOC -- Canadian
 Imperial Bank)
 (final maturity
 6/15/10)*...........     NR/Aa3            A1+/AA-        3.70%   03/02/98   4,900,000    4,900,000
                                                                                         -----------
                                                                                          18,522,713
                                                                                         -----------
MINNESOTA -- 0.9%
 Duluth Tax Increment
 Revenue, Lake
 Superior Paper
 (LOC -- Wachovia
 Bank) (final
 maturity 9/1/10)*...    VMIG1/Aa2          A1+/AA+        3.40%   03/05/98   3,600,000    3,600,000
 St. Cloud Health
 Care Facilities, St.
 Cloud Hospital,
 Series A
 (LOC -- Rabobank
 Nederland) (final
 maturity 7/1/27)*...      NR/NR            A1+/AAA        3.35%   03/05/98   3,000,000    3,000,000
                                                                                         -----------
                                                                                           6,600,000
                                                                                         -----------

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                         RATINGS(dagger)   RATINGS(dagger)        MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
MISSOURI -- 0.5%
 Columbia Water &
 Electric, Series B
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 12/1/15)*.....   VMIG1/Aa2         A1+/AA       3.40%   03/04/98  $ 1,400,000   $  1,400,000
 Missouri State Health &
 Educational Facilities
 Authority, Series B
 (MBIA Insured) (final
 maturity 6/1/22)*......    NR/Aaa           A1+/AAA      3.40%   03/04/98    2,000,000      2,000,000
                                                                                          ------------
                                                                                             3,400,000
                                                                                          ------------
MONTANA -- 0.3%
 Forsyth Pollution
 Control Revenue Bond,
 Portland General
 Electric Co.
 (LOC -- Union Bank of
 Switzerland) (final
 maturity 6/1/13)*......    P1/Aaa           A1+/AA+      3.40%   03/04/98    2,500,000      2,500,000
                                                                                          ------------
NEBRASKA -- 1.0%
 Lincoln County
 Commercial Paper.......     P1/NR            A1/NR       3.65%   03/12/98    3,900,000      3,900,000
 Nebraska Educational
 Facilities (FGIC
 Insured) (final
 maturity 12/1/00)*.....   VMIG1/Aaa         A1/AAA       3.75%   03/04/98    3,435,000      3,435,000
                                                                                          ------------
                                                                                             7,335,000
                                                                                          ------------
NEVADA -- 0.5%
 Las Vegas Commercial
 Paper..................     P1/NR            A1/NR       3.45%   03/10/98    3,500,000      3,500,000
                                                                                          ------------
NEW MEXICO -- 2.4%
 Farmington Pollution
 Control Revenue Bond,
 Arizona Public Service
 Co., Series B
 (LOC -- Barclays Bank)
 (final maturity
 9/1/24)*...............     P1/NR           A1+/AA       3.65%   03/02/98    9,000,000      9,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

NEW MEXICO -- (CONTINUED)
 New Mexico State
 Highway Commission
 (FSA Insured) (final
 maturity
 6/15/11)*...........    VMIG1/Aaa          A1+/AAA        3.40%   03/04/98  $8,000,000  $ 8,000,000
                                                                                         -----------
                                                                                          17,000,000
                                                                                         -----------
NEW YORK -- 2.5%
 New York City
 General
 Obligation..........      P1/NR             A1/NR         3.00%   03/09/98   7,000,000    7,000,000
 New York State
 Transportation
 Authority (final
 maturity 4/1/10)*...    VMIG1/Aaa           NR/NR         3.50%   03/04/98   9,900,000    9,900,000
 Triborough Bridge
 and Tunnel Authority
 (FGIC Insured)
 (final maturity
 1/1/24)*............    VMIG1/Aaa          A1+/AAA        3.15%   03/04/98   1,100,000    1,100,000
                                                                                         -----------
                                                                                          18,000,000
                                                                                         -----------
NORTH CAROLINA -- 5.5%
 Charlotte Airport
 Revenue, Series A
 (MBIA Insured)
 (final maturity
 7/1/16)*............    VMIG1/Aaa          A1+/AAA        3.35%   03/04/98   2,000,000    2,000,000
 Lenoir County
 Hospital Revenue,
 Lenoir Memorial
 Hospital
 (LOC -- Wachovia
 Bank) (final
 maturity
 10/1/12)*...........    VMIG1/Aa2           NR/NR         3.45%   03/04/98   3,300,000    3,300,000
 North Carolina
 Commercial Paper....      P1/NR             A1/NR         3.70%   03/10/98   6,200,000    6,200,000
 North Carolina
 Eastern Municipal
 Power...............      P1/NR             A1/NR         3.45%   04/08/98   5,000,000    5,000,000
 North Carolina
 Medical Care
 Commission Hospital
 Revenue Bond, Moses
 H. Cone Memorial
 Hospital Project
 (LOC -- Wachovia
 Bank) (final
 maturity 9/1/02)*...      NR/NR            A1+/AA         3.40%   03/05/98   1,600,000    1,600,000
 North Carolina
 Municipal Power
 Agency, Catawba
 Project.............      P1/NR             A1/NR         3.00%   03/11/98   6,500,000    6,500,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

NORTH CAROLINA -- (CONTINUED)
 North Carolina Medical
 Care Community
 Retirement (LOC --
 LaSalle National Bank)
 (final maturity
 11/15/09)*.............     NR/NR           A1+/AA+      3.40%   03/04/98  $10,000,000   $ 10,000,000
 Raleigh-Durham Airport
 Authority, American
 Airlines Project,
 Series 1995B
 (LOC -- Royal Bank of
 Canada) (final maturity
 11/1/15)*..............     NR/NR           A1+/AA-      3.65%   03/02/98    4,200,000      4,200,000
                                                                                          ------------
                                                                                            38,800,000
                                                                                          ------------
OHIO -- 1.4%
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series B (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa           A1+/AAA      3.35%   03/04/98    3,325,000      3,325,000
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series F (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa           A1+/AAA      3.35%   03/04/98    2,530,000      2,530,000
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series G (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa           A1+/AAA      3.35%   03/04/98    4,000,000      4,000,000
                                                                                          ------------
                                                                                             9,855,000
                                                                                          ------------
OKLAHOMA -- 0.7%
 Oklahoma Water
 Resources Board State
 Loan Program Revenue
 Bonds (LOC -- Union
 Bank of Switzerland)
 (final maturity
 9/1/24)*...............     NR/NR           A1+/AA       3.55%   09/01/98    5,000,000      5,000,000
                                                                                          ------------

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
OREGON -- 1.4%
 Medford Oregon Hospital
 Facilities Authority,
 Rogue Valley Manor
 (final maturity
 5/15/27)*..............     NR/NR            A+/A2       3.60%   03/04/98  $10,000,000   $ 10,000,000
                                                                                      ------------
PENNSYLVANIA -- 12.5%
 Allegheny County
 Hospital Development
 Authority, St. Francis
 Hospital (LOC -- First
 National Bank of
 Chicago) (final
 maturity 11/1/27)*.....   VMIG1/Aa3         A1+/AA-      3.40%   03/04/98   20,000,000     20,000,000
 Allegheny County
 Industrial Development
 Authority, Duquesne
 Light Co., Series A
 (LOC -- Canadian
 Imperial Bank of
 Commerce) (final
 maturity 9/1/11)*......     NR/NR           A1+/AA-      3.85%   10/21/98    8,225,000      8,225,000
 Allegheny County
 Industrial Development
 Authority, Duquesne
 Light Co., Series A
 (LOC -- Canadian
 Imperial Bank of
 Commerce) (final
 maturity 9/1/11)*......     P1/NR           A1+/AA-      3.85%   10/21/98    3,700,000      3,700,000
 Delaware Valley
 Regulation Finance
 Authority Local
 Government, Series A
 (LOC -- Credit Suisse)
 (final maturity
 12/1/19)*..............   VMIG1/Aa3         A1+/AA       3.35%   03/04/98    3,000,000      3,000,000
 Emmaus General
 Authority Revenue Bond,
 Series B-16
 (LOC -- Kredietbank)
 (final maturity
 3/1/24)*...............    A1+/NR           SP1+/NR      3.45%   03/04/98    2,200,000      2,200,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

PENNSYLVANIA -- (CONTINUED)
 Emmaus General
 Authority Revenue
 Bond, Series E
 (final maturity
 3/1/24)*............     A1+/NR            SP1+/NR        3.50%   03/04/98  $1,400,000  $ 1,400,000
 Emmaus General
 Authority Revenue
 Bond, Series G
 (final maturity
 3/1/24)*............     A1+/NR            SP1+/NR        3.50%   03/04/98   5,000,000    5,000,000
 Quakertown General
 Authority, Pooled
 Financing Program,
 Series A (LOC -- PNC
 Bank) (final
 maturity 7/1/26)*...    VMIG1/A1            NR/NR         3.50%   03/04/98  21,000,000   21,000,000
 Quakertown Hospital
 Authority, HPS Group
 Pooled Financing
 (LOC -- PNC Bank)
 (final maturity
 7/1/05)*............    VMIG1/A1            NR/NR         3.50%   03/03/98  23,800,000   23,800,000
                                                                                         -----------
                                                                                          88,325,000
                                                                                         -----------
SOUTH CAROLINA -- 1.7%
 Piedmont Municipal
 Power Agency, South
 Carolina Electric
 Co., Series C (MBIA
 Insured) (final
 maturity 1/1/22)*...    VMIG1/Aaa          A1+/AAA        3.40%   03/04/98   2,000,000    2,000,000
 Piedmont Municipal
 Power Agency, South
 Carolina Electric
 Co., Series D (MBIA
 Insured) (final
 maturity 1/1/25)*...    VMIG1/Aaa          A1+/AAA        3.40%   03/04/98  10,100,000   10,100,000
                                                                                         -----------
                                                                                          12,100,000
                                                                                         -----------
TENNESSEE -- 3.1%
 Bristol Health &
 Education
 Facilities, Series
 1995A (final
 maturity 3/1/14)*...      NR/NR            A1/AAA         3.55%   03/04/98   8,500,000    8,500,000
 Clarksville Public
 Building Authority
 (final maturity
 11/1/27)*...........     A1/Aa3             NR/NR         3.45%   03/04/98   4,000,000    4,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

TENNESSEE -- (CONTINUED)
 Metropolitan Government
 Nashville & Davidson
 County Health &
 Education Facilities,
 Adventist/Sunbelt,
 Series A (final
 maturity 11/15/26)*....   VMIG1/Aa3         A1+/AA+      3.40%   03/05/98  $ 9,350,000   $  9,350,000
                                                                                          ------------
                                                                                            21,850,000
                                                                                          ------------
TEXAS -- 10.5%
 Angelina & Neches River
 Authority Industrial
 Development Corp Solid
 Waste Disposal (TEEC,
 Inc. Temple-Inland)
 Series D (LOC -- Credit
 Suisse) (final maturity
 5/1/14)*...............    P1/Aa3            NR/NR       3.70%   03/02/98    5,300,000      5,300,000
 Grand Prairie Housing
 Financing Corp, Lincoln
 Property Co.(final
 maturity 6/1/10)*......     NR/NR           A1+/AAA      3.50%   03/04/98    6,700,000      6,700,000
 Grapevine Industrial
 Development Corporation
 Airport Revenue,
 Southern Air
 Transportation
 (LOC -- Bank One Texas)
 (final maturity
 3/1/10)*...............     NR/NR           A1+/AA       3.45%   03/05/98    2,300,000      2,300,000
 Harris County Health
 Facilities Development
 Corp, Memorial Hospital
 Systems, Series B
 (final maturity
 6/1/24)*...............   VMIG1/Aaa         A1+/AAA      3.35%   03/04/98    3,500,000      3,500,000

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

TEXAS -- (CONTINUED)
 Harris County,
 Industrial
 Development
 Pollution Control
 Revenue Bonds (Exxon
 Corporation) (final
 maturity 3/1/24)*...     NR/Aaa            A1+/AAA        3.65%   03/02/98  $1,000,000  $ 1,000,000
 Lower Neches Valley
 Authority, Chervon
 Corp. (final
 maturity
 2/15/17)*...........      NR/P1            A1+/AA         3.45%   03/17/98   4,700,000    4,700,000
 North Central Texas
 Commercial Paper....      P1/NR             A1/NR         3.70%   03/10/98   5,000,000    5,000,000
 North Texas
 Municipal Water
 District (AMBAC
 Insured) (final
 maturity 6/1/02)*...     NR/Aaa            NR/AAA         7.65%   06/01/98   2,280,000    2,349,584
 Nueces River
 Authority (final
 maturity 3/1/27)*...    VMIG1/NR           NR/AAA         3.56%   03/05/98  16,600,000   16,600,000
 Texas State Tax &
 Revenue Anticipation
 Notes, Series A.....     MIG1/NR           SP1+/NR        4.75%   08/31/98  22,000,000   22,097,620
 Tom Green County
 Health Facilities
 Development,
 Universal Health
 Services (LOC --
 Morgan Guaranty
 Trust) (final
 maturity
 12/1/15)*...........      NR/NR            A1+/AAA        3.40%   03/04/98   2,000,000    2,000,000
 University of Texas
 Board of Regents....      P1/NR             A1/NR         3.55%   05/14/98   3,000,000    3,000,000
                                                                                         -----------
                                                                                          74,547,204
                                                                                         -----------
UTAH -- 1.4%
 Intermountain Power
 Agency, Utah Power
 Supply Revenue
 (LOC -- Chase
 Manhattan Bank)
 (final maturity
 7/1/03)*............    VMIG1/Aaa           NR/NR         3.55%   03/04/98   9,900,000    9,900,000
                                                                                         -----------

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
VERMONT -- 1.4%
 Mt. Vernon Commercial
 Paper..................     P1/NR            A1/NR       3.60%   03/10/98  $ 3,290,000   $  3,290,000
 Vermont Education and
 Health Financing
 Agency, Middlebury
 College Project, Series
 A (final maturity
 11/1/27)*..............     NR/Aa            NR/AA       3.85%   05/01/98    2,075,000      2,077,706
 Vermont Education and
 Health Financing
 Agency, Middlebury
 College Project, Series
 A (final maturity
 5/1/28)*...............     NR/NR           A1+/AA       3.95%   05/01/98    4,700,000      4,700,000
                                                                                          ------------
                                                                                            10,067,706
                                                                                          ------------
VIRGINIA -- 0.9%
 Peninsula Port
 Authority of Virginia
 Coal Terminal, Dominion
 Terminal Associates
 Project, Series D
 (LOC -- Barclays Bank)
 (final maturity
 7/1/16)*...............    P1/Aa2            NR/NR       3.65%   03/02/98    2,000,000      2,000,000
 Peninsula Port
 Authority of Virginia,
 Dominion Terminal
 Associates Project.....     P1/NR            A1/NR       3.00%   03/11/98    4,035,000      4,035,000
                                                                                          ------------
                                                                                             6,035,000
                                                                                          ------------
WISCONSIN -- 3.6%
 Carlton Pollution
 Control Revenue,
 Wisconsin Power and
 Light Co. (final
 maturity 9/01/05)*.....   VMIG1/Aa2         A1+/AA       3.70%   03/02/98    2,900,000      2,900,000
 Wisconsin State
 Operating Note.........    MIG1/NR          SP1+/NR      4.50%   06/15/98    7,100,000      7,114,182

---------------
See Notes to Financial Statements.

                            MOODY'S             S&P                                        AMORTIZED
                        RATINGS(dagger)   RATINGS(dagger)         MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------       -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
WISCONSIN -- (CONTINUED)
 Wisconsin State
 Operating Notes,
 Series 2............     MIG1/NR           SP1+/NR        4.50%   06/15/98  $10,000,000 $10,021,940
 Wisconsin
 Transportation
 Revenue.............      P1/NR             A1/NR         3.10%   03/10/98   5,159,000    5,159,000
                                                                                     -----------
                                                                                      25,195,122
                                                                                     -----------
WYOMING -- 1.8%
 Converse Country,
 Pacificcorp., Series
 1992................      P1/NR             A1/NR         3.25%   03/12/98  12,485,000   12,485,000
                                                                                         -----------
TOTAL INVESTMENTS -- 104.4%
 (AMORTIZED COST
 $738,223,760)(a)....                                                                    738,223,760
LIABILITIES IN EXCESS
 OF OTHER ASSETS --
 (4.4%)..............                                                                    (30,899,984)
                                                                                         -----------
NET ASSETS --
 100.0%..............                                                                    $707,323,776
                                                                                         ===========

---------------

Percentages indicated are based on net assets of $707,323,776.
(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
FGIC --  Financial Guaranty Insurance Company.
 FSA --  Financial Security Assurance.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.

* Variable rate security. Maturity date reflects the next rate change date. (dagger) The ratings provided consist of short-term and long-term ratings.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                             MOODY'S             S&P                                          AMORTIZED
                         RATINGS(dagger)   RATINGS(dagger)         MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)       (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------       -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 99.8%
CALIFORNIA -- 96.3%
 Abag Financial
 Authority, For Non-
 Profit Corporations,
 Certificates of
 Participation, Lucile
 Salter Packard Project
 (final maturity
 8/1/23)*................   VMIG1/AAA         A1+/AAA      3.00%   03/04/98   $ 1,930,000   $    1,930,000
 Alameda-Contra Costa
 Financing Authority,
 Certificates of
 Participation (final
 maturity 8/1/23)*.......     NR/NR           A1+/AA-      2.90%   03/05/98     5,000,000        5,000,000
 California Department of
 Water...................     P1/NR           A1+/NR       3.40%   04/16/98     2,330,000        2,330,000
 California General
 Obligation (final
 maturity 4/1/04)*(double
   dagger)...............     NR/NR           A1+/AAA      3.00%   03/16/98    15,100,000       15,100,000
 California General
 Obligation..............     P1/A             A/A+        3.45%   03/24/98    11,000,000       11,000,000
 California General
 Obligation..............     P1/A             A/A+        3.55%   04/20/98    10,000,000       10,000,000
 California General
 Obligation..............     P1/A             A/A+        3.70%   03/06/98     6,000,000        6,000,000
 California General
 Obligation..............     P1/A             A/A+        3.65%   03/09/98     5,000,000        5,000,000
 California General
 Obligation..............     P1/A             A/A+        3.70%   03/06/98    10,000,000       10,000,000
 California General
 Obligation, Class A
 (final maturity
 2/1/06)(double dagger)..    A1+/AA            NR/NR       3.46%   03/05/98    10,000,000       10,000,000
 California Health
 Facilities Financing
 Authority (final
 maturity 7/1/20)*.......   VMIG1/AA           A1/AA       3.00%   03/04/98     4,200,000        4,200,000
 California Health
 Facilities Financing
 Authority (final
 maturity 8/1/16)**......    NR/AAA           NR/AAA       3.50%   05/01/98    11,300,000       11,300,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
 Facilities Financing
 Authority, Adventist
 Health System, Series
 A (MBIA Insured)
 (final maturity
 9/1/28)*.............    VMIG1/AAA      A1+/AAA        3.60%   03/04/98  $16,000,000 $  16,000,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1995C (MBIA
 Insured) (final
 maturity 7/1/11)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98  10,000,000     10,000,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1995D (MBIA
 Insured) (final
 maturity 7/1/18)*....    VMIG1/AAA      A1+/AAA        3.00%   03/04/98   9,700,000      9,700,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1996C (MBIA
 Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   5,700,000      5,700,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1997B (MBIA
 Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98  13,300,000     13,300,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare, Series
 1988A (MBIA Insured)
 (final maturity
 7/1/09)*.............    VMIG1/AAA      A1+/AAA        3.00%   03/04/98   3,700,000      3,700,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
 Facilities Financing
 Authority, Children's
 Hospital (MBIA
 Insured) (final
 maturity 11/1/21)*...    VMIG1/Aaa      A1+/AAA        2.90%   03/04/98  $7,550,000  $   7,550,000
 California Health
 Facilities Financing
 Authority, Scripps
 Memorial Hospital,
 Series 1991B (MBIA
 Insured) (final
 maturity 10/1/21)*...    VMIG1/AAA      A1+/AAA        3.05%   03/04/98   1,500,000      1,500,000
 California Health
 Facilities Financing
 Authority, St. Joseph
 Healthcare System,
 Series 1985A (final
 maturity 7/1/12)*....    VMIG1/AA3      A1+/AA         3.55%   03/02/98   2,240,000      2,240,000
 California Health
 Facilities Financing
 Authority, Sutter
 Healthcare
 Facilities, Series B
 (LOC -- Morgan
 Guaranty Trust)
 (final maturity
 3/1/20)*.............    VMIG1/AA1      A1+/AAA        3.65%   03/02/98   1,000,000      1,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority
 (MBIA Insured) (final
 maturity 8/1/07)*....     NR/AAA        NR/AAA         3.55%   08/01/98   2,000,000      2,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority
 (MBIA Insured) (final
 maturity 8/1/08)*....     NR/AAA        NR/AAA         3.55%   08/01/98   2,500,000      2,500,000
 California Housing
 Financing Agency,
 Multifamily, Series A
 (final maturity
 7/15/13)*............      NR/NR        A1+/AAA        2.95%   03/04/98   4,030,000      4,030,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Housing
 Financing Agency,
 Multifamily, Series B
 (final maturity
 7/15/13)*............      NR/NR        A1+/AAA        2.95%   03/04/98  $1,500,000  $   1,500,000
 California Housing
 Financing Agency,
 Series E (AMT) (final
 maturity 2/1/33)*....    VMIG1/AA2      A1+/AA-        3.55%   03/04/98  15,000,000     15,000,000
 California Pollution
 Control Financing
 Authority............      P1/NR         A1/NR         3.30%   03/12/98  14,000,000     14,000,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison --
 Series D.............      P1/NR         A1/NR         3.55%   05/19/98   6,200,000      6,200,000
 California Pollution
 Control Financing
 Authority, Atlantic
 Richfield Company
 Project, Series 1994A
 (AMT) (final maturity
 12/1/24)*............    VMIG1/A2        A1/A          3.70%   03/02/98   8,800,000      8,800,000
 California Pollution
 Control Financing
 Authority, Calsan,
 Inc. Project, Series
 A (AMT) (LOC-Wells
 Fargo Bank) (final
 maturity 12/1/11)*...      NR/NR         NR/NR         3.20%   03/04/98   1,700,000      1,700,000
 California Pollution
 Control Financing
 Authority, Chevron
 USA, Inc. Project,
 (final maturity
 11/15/01)*...........     NR/AA2         NR/AA         3.85%   05/15/98   2,408,462      2,408,462
 California Pollution
 Control Financing
 Authority, Delano
 Power Project (AMT)
 (LOC -- Algemene Bank
 Nederland) (final
 maturity 8/1/19)*....     NR/AA1         NR/NR         3.65%   03/02/98   4,900,000      4,900,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Honey Lake
 Power Company Project
 (AMT) (LOC -- Banque
 Nationale, Paris)
 (final maturity
 9/1/18)*.............     NR/Aa3         NR/NR         3.65%   03/02/98  $4,300,000  $   4,300,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1996A (AMT)
 (LOC -- Swiss Bank
 Corporation) (final
 maturity 12/1/16)*...      NR/NR        A1+/AAA        3.20%   03/04/98  15,000,000     15,000,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1997B (AMT)
 (LOC-Deutsche Bank)
 (final maturity
 11/1/26)*............      NR/NR        A1+/AAA        3.60%   03/02/98  53,250,000     53,250,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1997C (AMT)
 (LOC -- Kredietbank
 N.V.) (final maturity
 11/1/26)*............      NR/NR        A1+/AA+        3.65%   03/02/98  31,500,000     31,500,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series D.............      NR/NR        A1+/AA+        3.55%   03/10/98   6,800,000      6,800,000
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Martinez
 Project, Series 1994A
 (AMT) (final maturity
 10/1/24)*............    VMIG1/Aa1       NR/NR         3.60%   03/02/98  19,800,000     19,800,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Project,
 Series 1991A (final
 maturity 10/1/06)*...    VMIG1/AA1      A1+/AAA        3.55%   03/02/98  $1,300,000  $   1,300,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison Co.
 Project, Series 1986D
 (final maturity
 2/28/08)*............      P1/A1         A1/A+         3.90%   03/02/98   1,000,000      1,000,000
 California Pollution
 Control Financing
 Authority, Solid
 Waste Disposal
 Revenue, Taormina
 Industries, Inc.
 Project (AMT) (LOC --
 Sanwa Bank, Ltd.)
 (final maturity
 8/1/14)*.............    VMIG1/A1        NR/NR         3.85%   03/04/98   5,335,000      5,335,000
 California Pollution
 Control Financing
 Authority, Solid
 Waste Disposal
 Revenue, Taormina
 Industries, Inc.,
 Project, Series 1994B
 (AMT) (final maturity
 8/1/14)*.............    VMIG1/A1        NR/NR         3.85%   03/04/98   2,240,000      2,240,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         2.95%   03/10/98   3,300,000      3,300,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/10/98   2,000,000      2,000,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/12/98   3,600,000      3,600,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/18/98  15,000,000     15,000,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         2.90%   03/04/98   2,000,000      2,000,000
 California School
 Cash Reserve Program
 Authority, Series
 A....................     MIG1/NR       SP1+/NR        4.75%   07/02/98  37,110,666     37,110,666

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California State
 Department of Water
 (final maturity
 12/1/29)*............      NR/AA         A+/AA         3.41%   03/05/98  $8,300,000  $   8,300,000
 California State
 Municipal Receipts,
 Series SGA 54 (AMBAC
 Insured) (final
 maturity 6/1/21)*
 **...................      NR/NR         NR/NR         3.40%   03/04/98  15,950,000     15,950,000
 California State
 Municipal Receipts,
 Series SGA 72 (FGIC
 Insured) (final
 maturity 6/1/17)*
 ***..................      NR/NR        A1+/AAA        3.40%   03/04/98   2,000,000      2,000,000
 California State
 Municipal Receipts,
 Series SGB 7 (final
 maturity 9/1/21)*....      NR/NR        A1+/AAA        3.40%   03/04/98   3,975,000      3,975,000
 California State
 Revenue Anticipation
 Note.................     MIG1/NR       SP1+/NR        4.50%   06/30/98  14,491,929     14,491,929
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-1 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.00%   03/04/98   4,100,000      4,100,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-2 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.00%   03/04/98  28,000,000     28,000,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-5 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.15%   03/04/98  15,425,000     15,425,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-6 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.15%   03/04/98  $2,300,000  $   2,300,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-7 (AMT)
 (final maturity
 5/15/25)*............      NR/NR        NR/AAA         3.20%   03/04/98   8,800,000      8,800,000
 California Statewide
 Community Development
 Authority, Sutter
 Health Obligation
 Group (AMBAC Insured)
 (final maturity
 7/1/15)*.............      NR/NR         NR/NR         3.85%   03/02/98  24,600,000     24,600,000
 California Statewide
 Community Development
 Authority, Calsonic
 Project (final
 maturity 8/1/08)*....      NR/NR         NR/NR         3.65%   03/04/98   7,000,000      7,000,000
 California Statewide
 Community Development
 Authority, Chevron
 USA, Inc. Project
 (AMT) (final maturity
 12/15/24)*...........     NR/AA2         NR/NR         3.65%   03/02/98  12,400,000     12,400,000
 California Statewide
 Community Development
 Authority, Kaiser
 Permanente Foundation
 Hospital (final
 maturity 12/1/15)*...    VMIG1/AA3      A1+/A+         3.50%   03/04/98   3,400,000      3,400,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Statewide
 Community Development
 Authority, Merrills
 Packaging, Inc. (AMT)
 (LOC -- Bank of
 Tokyo) (final
 maturity 12/1/18)*...      NR/NR         A1/A+         3.65%   03/04/98  $1,605,000  $   1,605,000
 California Statewide
 Community Development
 Authority, Tax and
 Revenue Anticipation
 Note, Series B.......     NR/AAA        NR/AAA         4.75%   09/30/98   7,033,023      7,033,023
 California Statewide
 Community Development
 Authority, The
 Terraces at PK Marino
 Project (AMT) (LOC --
 Sanwa Bank,
 California) (final
 maturity 7/1/27)*....    VMIG1/A1        NR/NR         4.20%   03/04/98   7,355,000      7,355,000
 California
 Transportation
 Finance Authority
 (FSA Insured) (final
 maturity 10/1/27)*...      NR/NR        A1+/AAA        3.20%   03/04/98   6,600,000      6,600,000
 Camarillo Multifamily
 Housing Authority,
 Heritage Park Project
 (FNMA Insured) (final
 maturity 7/15/19)*...      NR/NR        A1+/AAA        3.00%   03/04/98   5,000,000      5,000,000
 Central Coast Water
 Authority California
 Revenue (final
 maturity 10/1/16)*...      NR/NR        A1+/AAA        3.36%   03/04/98   2,250,000      2,250,000
 Chula Vista
 Industrial
 Development Revenue..      P1/NR         A1/NR         3.15%   03/18/98   3,000,000      3,000,000
 Chula Vista
 Industrial
 Development, San
 Diego Gas & Electric
 Co., Series A (AMT)
 (final maturity
 3/1/23)*.............    VMIG1/A2        A1/A          3.75%   03/02/98     700,000        700,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Chula Vista
 Industrial
 Development, San
 Diego Gas & Electric
 Co., Series B (AMT)
 (final maturity
 12/1/27)*............    VMIG1/A1        A1/A+         3.30%   03/04/98  $11,000,000 $  11,000,000
 City of Long Beach
 (final maturity
 5/15/15)*............      NR/NR        A1+/AAA        3.31%   03/04/98   6,500,000      6,500,000
 Contra Costa County
 Tax & Revenue
 Anticipation Notes,
 Series A.............     MIG1/NR       SP1+/NR        4.50%   07/01/98  10,021,559     10,021,559
 Eastern Municipal
 Water District,
 California Water &
 Sewer, Certificates
 of Participation,
 Series B (FGIC
 Insured) (final
 maturity 7/1/20)*....    VMIG1/Aaa      A1+/AAA        2.90%   03/04/98  25,640,000     25,640,000
 Foothill/Eastern
 Corridor Agency, Toll
 Road Revenue, Series
 B (LOC -- Morgan
 Guaranty Trust)
 (final maturity
 1/2/35)*.............      NR/NR        A1+/AAA        2.90%   03/05/98   7,100,000      7,100,000
 Fremont Certificates
 of Participation,
 Family Residential
 Center (final
 maturity 8/1/28)*....      NR/NR        A1+/AA-        2.95%   03/04/98   2,000,000      2,000,000
 Fremont Multi-Family
 Housing Authority
 (LOC -- Bayerische
 Landesbank) (final
 maturity 9/1/14)*....      NR/NR        A1+/AAA        3.00%   03/05/98   6,000,000      6,000,000
 Grand Terrace
 Community
 Redevelopment Agency,
 Mt. Vernon Villas
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 12/1/11)*...      NR/NR         A2/A-         4.10%   03/04/98   1,650,000      1,650,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Hayward Multi-Family
 Housing Authority,
 Series A (final
 maturity 8/1/14)*....    VMIG1/Aaa      NR/AAA         2.90%   03/04/98  $9,600,000  $   9,600,000
 Huntington Beach
 Multi-Family Housing,
 Huntington Breakers,
 Series A (LOC --
 Sumitomo Bank, Ltd.)
 (final maturity
 7/1/14)*.............    VMIG1/A1        NR/NR         3.65%   03/04/98  10,300,000     10,300,000
 Indio Multi-Family
 Housing, Western
 Federal Savings
 Project (LOC -- Wells
 Fargo & Co.) (final
 maturity 6/1/05)*....      NR/NR         A1/A+         2.75%   03/05/98   2,900,000      2,900,000
 Irvine Improvement
 Board Act 1915,
 District 94-13
 (LOC -- Canadian
 Imperial Bank) (final
 maturity 9/2/22)*....    VMIG1/Aa3      A1+/AA-        3.65%   03/02/98   2,800,000      2,800,000
 Irvine Improvement
 Board Act 1915,
 District 94-15
 (LOC -- Dai-Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 9/2/20)*.............    VMIG1/A1       A2/BBB+        3.85%   03/02/98  12,733,000     12,733,000
 Ivrine Ranch Water
 District (LOC --
 National Westminster)
 (final maturity
 8/1/16)*.............    VMIG1/AA2       A1/A          3.65%   03/04/98   2,700,000      2,700,000
 Long Beach Health
 Facilities, Memorial
 Health Service (final
 maturity 10/1/16)*...    VMIG1/A1       A1+/AA-        3.05%   03/04/98  11,600,000     11,600,000
 Long Beach (AMT)
 (final maturity
 5/15/05)*............     P1/Aaa        A1/AAA         3.45%   03/04/98   4,995,000      4,995,000
 Long Beach County,
 Capital Asset........      P1/NR         A1/NR         3.20%   03/11/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles Community
 Redevelopment Agency,
 Academy Village
 Apartments (AMT)
 (LOC -- Swiss Bank)
 (final maturity
 10/1/19)*............    VMIG1/Aa1       NR/NR         3.05%   03/02/98  $15,000,000 $  15,000,000
 Los Angeles County
 Metro Transportation
 Sales Tax Revenue,
 Series 1993A (MBIA
 Insured) (final
 maturity 7/1/20)*....    VMIG1/Aaa      A1+/AAA        2.90%   03/05/98  31,150,000     31,150,000
 Los Angeles County
 Metropolitan
 Transportation
 Authority, Series
 SG-54 (final maturity
 7/1/17)*.............      NR/NR        A1+/AAA        3.41%   03/04/98   2,100,000      2,100,000
 Los Angeles County
 Pension Obligation,
 Series B (AMBAC
 Insured) (final
 maturity 6/30/07)*...    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   1,200,000      1,200,000
 Los Angeles County
 Tranportation
 Authority............      P1/NR        A1+/NR         2.85%   03/12/98   5,337,000      5,337,000
 Los Angeles County
 Transportation
 Authority, Series
 A....................      P1/NR        A1+/NR         3.70%   03/09/98   4,900,000      4,900,000
 Los Angeles County
 Transportation
 Commission Sales Tax
 Revenue, Series 1992A
 (FGIC Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   2,400,000      2,400,000
 Los Angeles County
 Transportation
 Commission Sales Tax
 Revenue, Series A....      P1/NR        A1+/NR         3.70%   03/09/98     100,000        100,000
 Los Angeles County
 Water Authority......      P1/NR        A1+/NR         3.15%   04/03/98  15,000,000     15,000,000
 Los Angeles County
 Waste Water
 Systems..............      P1/NR        A1+/NR         3.60%   03/12/98   1,500,000      1,500,000
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.30%   03/06/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.40%   03/25/98  $10,000,000 $  10,000,000
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.40%   03/06/98   5,000,000      5,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.35%   05/11/98  19,000,000     19,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.10%   03/17/98   5,000,000      5,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.75%   04/08/98  15,000,000     15,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.00%   03/06/98  10,000,000     10,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.10%   03/17/98  35,000,000     35,000,000
 Los Angeles Tax &
 Revenue Anticipation
 Notes................     MIG1/NR       SP1+/NR        4.50%   06/30/98  15,028,671     15,028,671
 Los Angeles
 Transportation
 Authority............      P1/NR        A1+/NR         2.95%   03/05/98   6,000,000      6,000,000
 Los Angeles Unified
 School District Tax &
 Revenue Anticipation
 Note.................     MIG1/NR       SP1+/NR        4.50%   10/01/98   7,026,456      7,026,456
 Marin County Tax &
 Revenue Anticipation
 Notes................     MIG1/NR        NR/NR         4.50%   07/31/98  20,052,238     20,052,238
 Metropolitan Water
 District, Southern
 California
 Waterworks, Series A
 (AMBAC Insured)
 (final maturity
 6/1/23)*.............    VMIG1/Aaa      A1+/AAA        2.90%   03/05/98   6,980,000      6,980,000
 Modesto County.......      P1/NR        A1+/NR         2.95%   03/12/98   8,000,000      8,000,000
 Modesto Irrigation
 District.............      P1/NR         A1/NR         3.10%   03/19/98   7,000,000      7,000,000
 Monterey County
 Financing Authority,
 Reclamation and
 Distribution Project
 (LOC -- Dai-Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 9/1/36)*.............    VMIG1/A1        NR/NR         3.90%   03/05/98  19,100,000     19,100,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Monterey Peninsula
 Water Management
 District,
 Certificates of
 Participation,
 Wastewater
 Reclamation Project
 (LOC -- Sumitomo
 Bank, Ltd.) (final
 maturity 7/1/22)*....    VMIG1/A1        A2/A-         3.50%   03/05/98  $21,600,000 $  21,600,000
 Monterey Waste
 Management Authority
 (LOC -- Dai Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 4/1/15)*.............      NR/NR        A2/BBB+        3.90%   03/02/98   3,400,000      3,400,000
 MSR Public Power
 Agency, California
 San Jaun Project,
 Series 1997E (MBIA
 Insured) (final
 maturity 7/1/22)*....    VMIG1/AAA      A1+/AAA        3.00%   03/04/98  15,200,000     15,200,000
 Ontario Industrial
 Development
 Authority, L.D.
 Brinkman & Co.
 (LOC -- Union Bank of
 California) (final
 maturity 4/1/15)*....      P1/NR         NR/NR         3.55%   03/02/98   3,000,000      3,000,000
 Orange County
 Apartment Development
 Authority, Bear Brand
 Apartments (final
 maturity 11/1/07)*...    VMIG1/Aa2       NR/NR         3.00%   03/04/98  19,500,000     19,500,000
 Orange County
 Apartment Development
 Authority, Pointe
 Niguel Project,
 Series C
 (LOC -- First
 Interstate Bancorp)
 (final maturity
 11/1/05)*............    VMIG1/Aa3       NR/NR         3.25%   03/05/98  13,000,000     13,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Orange County
 Apartment Development
 Authority, Traboco
 Wood Apartments
 (final maturity
 4/1/23)*.............    VMIG1/A1        NR/NR         2.70%   03/04/98  $2,670,000  $   2,670,000
 Orange County Housing
 Authority, Costa
 Partner Development,
 Series BB (final
 maturity 12/1/09)*...    VMIG1/Aa2       NR/NR         3.20%   03/03/98  12,000,000     12,000,000
 Orange County Special
 Finance Authority,
 Tetter Plan, Series B
 (LOC-IBJ Schroder
 Bank & Trust) (final
 maturity 11/1/14)*...      P1/A2         A2/A-         3.75%   03/04/98   5,825,000      5,825,000
 Otay Water District,
 Certificates of
 Participation (final
 maturity 9/1/26)*....     P1/Aaa        A+/AAA         3.00%   03/04/98   2,200,000      2,200,000
 Riverside County
 Community Facilities
 District, Special Tax
 No. 88-4 (LOC --
 Kredietbank N.V.)
 (final maturity
 9/1/14)*.............    VMIG1/AA2       NR/NR         3.05%   03/04/98   5,700,000      5,700,000
 Riverside County
 Housing Authority,
 Multi-Family Mortgage
 Revenue, Woodcreek
 Development (final
 maturity 7/15/18)*...      NR/NR        A1+/AAA        2.95%   03/04/98   2,000,000      2,000,000
 Riverside County
 Housing, Multi-Family
 Mortgage Revenue,
 Emirtus Park, Series
 B (final maturity
 7/15/18)*............      NR/NR        A1+/AAA        2.95%   03/04/98   3,100,000      3,100,000
 Riverside County
 School Financing
 Authority, Revenue
 Anticipation Note....     MIG1/NR        NR/NR         4.50%   10/01/98   8,028,373      8,028,373
 Riverside County
 Transportation
 Authority............      P1/NR         A1/NR         3.00%   03/12/98   5,000,000      5,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Sacramento County
 Multi-Family Housing,
 Series A (LOC --
 Dai-Ichi Kangyo Bank,
 Ltd.) (final maturity
 4/15/07)*............    VMIG1/A1        NR/NR         3.90%   03/05/98  $8,800,000  $   8,800,000
 Sacramento County Tax
 & Revenue
 Anticipation Note....     MIG1/NR       SP1+/NR        4.50%   09/30/98   3,010,504      3,010,504
 Sacramento Municipal
 Utility Authority....      P1/NR        A1+/NR         3.15%   03/27/98   8,000,000      8,000,000
 Sacramento County....      P1/NR        A1+/NR         3.35%   05/12/98  11,293,000     11,293,000
 San Bernardino County
 Housing Authority,
 Multi-Family Housing,
 Brookside Meadows,
 Series A (final
 maturity 8/1/05)*....    VMIG1/Aa2       NR/NR         3.10%   03/04/98  22,000,000     22,000,000
 San Diego Area Local
 Government,
 Certificates of
 Participation, Tax &
 Revenue Anticipation
 Notes................      NR/NR        SP1+/NR        4.50%   10/01/98   1,505,247      1,505,247
 San Diego City,
 Industrial
 Development
 Authority, San Diego
 Gas & Electric.......      P1/NR        A1+/NR         3.70%   03/09/98   1,500,000      1,500,000
 San Diego City,
 Industrial
 Development
 Authority, San Diego
 Gas & Electric,
 Series A.............      P1/NR        A1+/NR         3.65%   03/09/98   6,400,000      6,400,000
 San Diego County
 Housing Authority,
 Multi-Family Housing
 Revenue, Country
 Hills (final maturity
 8/15/13)*............      NR/NR        A1+/AAA        2.95%   03/05/98   4,590,000      4,590,000
 San Diego County Tax
 & Revenue
 Anticipation Notes...     MIG1/NR       SP1+/NR        4.50%   09/30/98  45,165,796     45,165,796
 San Diego County
 Water District
 Authority............      P1/NR        A1+/NR         3.70%   03/09/98   5,000,000      5,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Diego Housing
 Authority, Multi-
 Family Housing, Nobel
 Ct. Apartments,
 Series L (final
 maturity 12/1/08)*...    VMIG1/A2        NR/NR         3.00%   03/05/98  $11,910,000 $  11,910,000
 San Diego Housing
 Authority, Multi-
 Family Housing, Paseo
 Point Apartments,
 Series A (final
 maturity 8/1/15)*....    VMIG1/AA2       NR/NR         3.50%   03/04/98   1,500,000      1,500,000
 San Diego Industrial
 Development Revenue..      P1/NR        A1+/NR         3.35%   05/13/98   5,200,000      5,200,000
 San Francisco Airport
 Authority............      P1/NR        A1+/NR         3.10%   03/25/98   4,020,000      4,020,000
 San Francisco City
 and County Community
 International
 Airport, Series SG 88
 (final maturity
 5/1/21)*.............      NR/NR        A1+/AAA        3.38%   03/05/98   5,345,000      5,345,000
 San Francisco City
 and County Community
 International
 Airport, Series SGA
 50 (AMT) (MBIA
 Insured) (final
 maturity 5/1/16)*....      NR/NR        A1+/AAA        3.40%   03/04/98   7,500,000      7,500,000
 San Francisco City
 and County Community
 International
 Airport, Series SGA
 56 (AMT) (MBIA
 Insured) (final
 maturity 5/1/26)*....      NR/NR        A1+/AAA        3.40%   03/05/98   3,905,000      3,905,000
 San Francisco City
 and County
 Multi-Family Housing,
 Bayside Village
 Project D, Series A
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 12/1/05)*...    VMIG1/A2        NR/NR         3.85%   03/05/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Francisco City
 and County
 Multi-Family Housing,
 Winterland Project,
 Series 1985-C
 (LOC -- Citibank,
 N.A.) (final maturity
 6/1/06)*.............      NR/NR        A1+/AA-        2.70%   03/03/98  $1,500,000  $   1,500,000
 San Francisco
 Commercial Paper.....      P1/NR        A1+/NR         3.65%   03/10/98   7,500,000      7,500,000
 San Francisco
 Commercial Paper.....      P1/NR        A1+/NR         3.70%   03/19/98   5,000,000      5,000,000
 San Mateo County Tax
 & Revenue
 Anticipation Notes...      NR/NR        SP1+/NR        4.50%   07/01/98   7,015,770      7,015,770
 Santa Ana Unified
 School District,
 Certificates of
 Participation (LOC --
 Banque Nationale,
 Paris) (final
 maturity 7/1/15)*....    VMIG1/Aa3       NR/NR         3.00%   03/04/98   3,200,000      3,200,000
 Santa Clara County
 Multi-Family Housing
 Authority, Foxchase
 Apartments (FGIC
 Insured) (final
 maturity 11/1/07)*...    VMIG1/AAA      A1+/AAA        2.90%   03/05/98   1,500,000      1,500,000
 Santa Clara County,
 Transit Authority,
 Series 1985-A (LOC --
 Sumitomo Bank) (final
 maturity 6/1/15)*....    VMIG1/A1        NR/NR         4.05%   03/02/98  11,760,000     11,760,000
 Santa Clara Electric
 Revenue Authority,
 Series C (LOC --
 National Westminster)
 (final maturity
 7/1/10)*.............    VMIG1/Aa2       NR/NR         3.05%   03/02/98   1,700,000      1,700,000
 Southeast Recovery
 Facility, Series A
 (LOC -- Industrial
 Bank of Japan Ltd.)
 (final maturity
 12/1/18)*............    VMIG1/A2        A2/A-         3.95%   03/02/98  19,100,000     19,100,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Southeast Recovery
 Facility, Series B
 (AMT) (LOC --
 Industrial Bank of
 Japan Ltd.) (final
 maturity 12/1/18)*...    VMIG1/A2        A2/A-         4.10%   03/04/98  $3,300,000  $   3,300,000
 Southern California
 Metropolitan Water
 District.............      P1/NR        A1+/NR         2.80%   03/06/98   4,000,000      4,000,000
 Southern California
 Metropolitan Water
 District.............      P1/NR        A1+/NR         3.70%   03/11/98   5,700,000      5,700,000
 Southern California
 Public Power
 Authority (AMBAC
 Insured) (final
 maturity 7/1/19)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/02/98  10,300,000     10,300,000
 Southern California
 Public Power
 Authority, Palo Verde
 Project (AMBAC
 Insured) (final
 maturity 7/1/17)*....    VMIG1/AAA      A1+/AAA        3.00%   03/02/98   1,200,000      1,200,000
 Vallejo Industrial
 Development
 Authority, Meyer
 Cookware Industries
 Project, Series A
 (AMT) (LOC -- Bank of
 Tokyo) (final
 maturity 12/1/23)*...      NR/NR         A1/A+         3.80%   03/02/98   3,300,000      3,300,000
 Victor Valley
 Community College,
 Certificates of
 Participation,
 Capital Improvement
 Refining Project
 (LOC -- Banque
 Nationale, Paris)
 (final maturity
 12/1/28)*............      NR/NR         A1/A          3.05%   03/04/98   5,000,000      5,000,000
 Washington Township
 Hospital, Alameda
 County, Series A
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 1/1/16)*....    VMIG1/A2        NR/NR         3.70%   03/05/98   5,900,000      5,900,000

---------------
See Notes to Financial Statements.

                             MOODY'S          S&P                                          AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)    MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)    (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------    -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Woodland Multi-Family
 Mortgage Revenue
 (final maturity
 8/1/18)*.............      NR/NR        A1+/AAA        2.95%   03/04/98  $1,800,000 $    1,800,000
                                                                                     --------------
                                                                                      1,388,466,694
                                                                                     --------------
PUERTO RICO -- 3.5%
 Puerto Rico
 Commercial Paper.....      P1/NR        A1+/NR         2.85%   03/10/98  27,350,000     27,350,000
 Puerto Rico
 Commercial Paper.....      P1/NR        A1+/NR         2.90%   03/13/98  20,000,000     20,000,000
 Puerto Rico Electric
 Power Authority,
 Series SGA 43 (final
 maturity 7/1/22)*....      NR/NR        A1+/AAA        3.35%   03/02/98   2,900,000      2,900,000
                                                                                     --------------
                                                                                         50,250,000
                                                                                     --------------
TOTAL INVESTMENTS -- 99.8%
 (AMORTIZED COST
 $1,438,716,694)(a)...                                                                1,438,716,694
OTHER ASSETS IN EXCESS
 OF
LIABILITIES -- 0.2%...                                                                    2,921,055
                                                                                     --------------
NET ASSETS -- 100.0%..                                                               $1,441,637,749
                                                                                     ==============

---------------

Percentages indicated are based on net assets of $1,441,637,749.
(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
FGIC --  Financial Guaranty Insurance Company.
FNMA --  Federal National Mortgage Association.
 FSA --  Financial Security Assurance.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.

 * Variable rate security. Maturity date reflects the next rate change date. ** Security includes put feature.
*** Security includes call feature.
(dagger) The ratings provided consist of short-term and long-term ratings. (double dagger) 144A -- Security was purchased pursuant to Rule 144A under the
                 Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 17.4% of net assets.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

                                                                               CALIFORNIA
                                                               TAX-EXEMPT      TAX-EXEMPT
                                                                 MONEY        MONEY MARKET
                                                                  FUND            FUND
                                                              ------------   --------------

ASSETS:

 Investments in securities, at value (amortized cost
   $738,223,760, and $1,438,716,694, respectively)..........  $738,223,760   $1,438,716,694
 Cash.......................................................        93,018          284,558
 Interest Receivable........................................     4,892,966        9,195,297
 Prepaid expenses...........................................        34,227               --
                                                              ------------   --------------
Total Assets................................................   743,243,971    1,448,196,549
                                                              ------------   --------------
LIABILITIES:
 Dividends payable..........................................     1,080,905          813,814
 Payable for investment securities purchased................    34,410,000        5,000,000
 Investment advisory fees payable...........................        54,741          109,687
 Administration fees payable................................        54,663          109,531
 Special management fees payable (Pacific Horizon Shares)...        69,563          142,473
 Shareholder service fees payable (Horizon Service
   Shares)..................................................        34,905          131,670
 Shareholder service fees payable (X Shares)................            --            6,000
 Shareholder service fees payable (S Shares)................         5,382           25,219
 Distribution fees payable (X Shares).......................            --            7,197
 Distribution fees payable (S Shares).......................        39,748           30,269
 Custodian and fund accounting fees payable.................        53,706           46,471
 Transfer agent fees payable................................        14,191           45,653
 Legal fees payable.........................................         7,219           13,367
 Other accrued expenses.....................................        95,172           77,449
                                                              ------------   --------------
Total Liabilities...........................................    35,920,195        6,558,800
                                                              ------------   --------------
NET ASSETS..................................................  $707,323,776   $1,441,637,749
                                                              ============   ==============
Net Assets:
 Pacific Horizon Shares.....................................  $150,935,560   $  597,734,078
 Horizon Shares.............................................   343,844,011               --
 Horizon Service Shares.....................................   185,806,464      671,563,654
 X Shares...................................................            --       30,710,096
 S Shares...................................................    26,737,741      141,629,921
                                                              ------------   --------------
Total.......................................................  $707,323,776   $1,441,637,749
                                                              ============   ==============
Shares Outstanding ($0.001 par value, 50 billion and 40
 billion shares authorized, respectively):
 Pacific Horizon Shares.....................................   150,961,873      597,750,253
 Horizon Shares.............................................   343,994,016               --
 Horizon Service Shares.....................................   185,835,775      671,602,739
 X Shares...................................................            --       30,711,906
 S Shares...................................................    26,737,717      141,630,149
                                                              ------------   --------------
Total.......................................................   707,529,381    1,441,695,047
                                                              ============   ==============
NET ASSET VALUE, OFFERING PRICE, AND
 REDEMPTION PRICE PER SHARE.................................  $       1.00   $         1.00
                                                              ============   ==============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $    707,479   $    1,441,695
 Additional paid-in capital.................................   706,768,542    1,440,189,891
 Accumulated undistributed net investment income............        52,442           62,301
 Accumulated net realized losses on investment
   transactions.............................................      (204,687)         (56,138)
                                                              ------------   --------------
NET ASSETS, FEBRUARY 28, 1998...............................  $707,323,776   $1,441,637,749
                                                              ============   ==============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

                                                                            CALIFORNIA
                                                                            TAX-EXEMPT
                                                              TAX-EXEMPT       MONEY
                                                                 MONEY        MARKET
                                                                 FUND          FUND
                                                              -----------   -----------
INVESTMENT INCOME:
 Interest...................................................  $23,523,919   $41,030,924
                                                              -----------   -----------
EXPENSES:
 Investment advisory fees...................................     636,863      1,149,877
 Administration fees........................................     636,863      1,149,877
 Special management fees (Pacific Horizon Shares)...........     384,228      1,851,005
 Shareholder service fees (Horizon Service Shares)..........     464,176      1,340,735
 Shareholder service fees (X Shares)........................          --         91,193
 Shareholder service fees (S Shares)........................      19,016        116,192
 Distribution fees (X Shares)...............................          --        109,431
 Distribution fees (S Shares)...............................      57,047        368,434
 Custodian and fund accounting fees.........................     193,481        147,835
 Transfer agent fees........................................      48,601         98,992
 Legal fees.................................................      36,242         65,288
 Other expenses.............................................     246,990        225,316
                                                              -----------   -----------
   Total Expenses...........................................   2,723,507      6,714,175
 Less: Fee waivers..........................................     (34,227)      (377,448)
       Expenses paid by third parties.......................     (11,286)        (6,195)
                                                              -----------   -----------
Total Net Expenses..........................................   2,677,994      6,330,532
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................  20,845,925     34,700,392
NET REALIZED LOSSES ON INVESTMENTS:
 Net realized losses on investment transactions.............     (33,324)       (45,278)
                                                              -----------   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $20,812,601   $34,655,114
                                                              ===========   ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               CALIFORNIA TAX-EXEMPT
                                       TAX-EXEMPT MONEY FUND                     MONEY MARKET FUND
                                -----------------------------------     -----------------------------------
                                            YEAR ENDED                              YEAR ENDED
                                -----------------------------------     -----------------------------------
                                 FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,
                                     1998                1997                1998                1997
                                ---------------     ---------------     ---------------     ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income........  $    20,845,925     $    13,859,405     $    34,700,392     $    24,332,592
 Net realized gains (losses)
   on investment
   transactions...............          (33,324)            (26,740)            (45,278)             26,388
                                ---------------     ---------------     ---------------     ---------------
Change in net assets resulting
 from operations..............       20,812,601          13,832,665          34,655,114          24,358,980
                                ---------------     ---------------     ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:
   Pacific Horizon Shares.....       (3,710,722)         (1,704,176)        (15,910,817)        (14,425,062)
   Horizon Shares.............      (11,040,725)         (8,858,516)                 --                  --
   Horizon Service Shares.....       (5,881,059)         (3,296,713)        (16,451,344)         (9,708,150)
   S Shares...................         (213,419)(c)              --          (1,319,384)(b)              --
   X Shares...................               --                  --          (1,018,847)           (199,380)(a)
                                ---------------     ---------------     ---------------     ---------------
Change in net assets from
 shareholder distributions....      (20,845,925)        (13,859,405)        (34,700,392)        (24,332,592)
                                ---------------     ---------------     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares
     issued...................    1,756,343,172       1,611,040,281       3,024,788,107       2,140,307,421
   Dividends reinvested.......        5,686,685           2,774,538          26,426,275          19,760,377
   Cost of shares redeemed....   (1,574,206,334)     (1,481,260,268)     (2,603,253,345)     (1,897,767,756)
                                ---------------     ---------------     ---------------     ---------------
Change in net assets from
 capital share transactions...      187,823,523         132,554,551         447,961,037         262,300,042
                                ---------------     ---------------     ---------------     ---------------
Change in net assets..........      187,790,199         132,527,811         447,915,759         262,326,430
NET ASSETS:
   Beginning of year..........      519,533,577         387,005,766         993,721,990         731,395,560
                                ---------------     ---------------     ---------------     ---------------
   End of year................  $   707,323,776     $   519,533,577     $ 1,441,637,749     $   993,721,990
                                ===============     ===============     ===============     ===============
Accumulated Undistributed Net
 Investment Income............  $        52,442     $        52,442     $        62,301     $        62,301
                                ===============     ===============     ===============     ===============

---------------

(a) Period from October 2, 1996 (inception date) to February 28, 1997.

(b) Period from June 18, 1997 (inception date) to February 28, 1998.

(c) Period from July 8, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Tax-Exempt Money Fund (the "Tax-Exempt Fund") and Pacific Horizon California Tax-Exempt Money Market Fund (the "California Tax-Exempt Fund"), collectively the "Funds", individually the "Fund".

    The Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Shares, Horizon Service Shares and effective July 8, 1997, S Shares) and California Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Service Shares, and effective October 2, 1996, X Shares and effective June 18, 1997, S Shares). The California Tax-Exempt Fund is authorized to issue a fourth class of shares (Horizon Shares). Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X Shares and S Shares have a Distribution and Services Plan.

    The Funds' seek to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal and daily liquidity. In addition, the California Tax-Exempt Fund seeks to provide income that is also exempt from California state income taxes.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospec-tuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor"), also a wholly-owned subsidiary of BISYS, served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between principal amount due at maturity and initial cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                               ACCUMULATED         ACCUMULATED NET
                                            UNDISTRIBUTED NET    REALIZED GAIN/(LOSS)
                   FUND                     INVESTMENT INCOME       ON INVESTMENTS
                   ----                     ------------------   --------------------
Tax-Exempt Fund...........................       $     --              $(16,664)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the Tax-Exempt Fund and California Tax-Exempt Fund had the following capital loss carryovers:

                                                            CAPITAL LOSS   EXPIRATION
                           FUND                              CARRYOVER        DATE
                           ----                             ------------   ----------
Tax-Exempt Fund...........................................    $ 14,011        2000
                                                                71,218        2002
                                                                19,132        2003
                                                                36,425        2004
                                                                30,577        2005
                                                                15,133        2006
                                                              --------
                                                              $186,496
                                                              ========
California Tax-Exempt Fund................................    $  4,266        2004
                                                                51,872        2006
                                                              --------
                                                                56,138
                                                              ========

    To the extent that these loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year ended February 28, 1998, $16,664 of capital loss carryovers expired for the Tax-Exempt Fund.

    Capital losses incurred after October 31 for the Tax-Exempt Fund and the California Tax-Exempt Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and elected to defer capital losses of $18,190 and $1,893, respectively, incurred after October 31, 1997.

OTHER:

    The Funds maintain a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $11,286 and $6,195 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement and an Administration Agreement with Bank of America. For the period ended September 15, 1997, the Fund's had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Bank of America is entitled to an Advisory fee from each Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $3 billion of net assets, plus 0.09% of each Fund's next $2 billion of net assets, plus 0.08% of each Fund's net assets in excess of $5 billion. The Administration Agreement entitled Bank of America to fees from each Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $7 billion of net assets, plus 0.09% of each Fund's next $3 billion of net assets, plus 0.08% of each Fund's net assets in excess of $10 billion. During the period March 1, 1997 through September 15, 1997, the Funds had an Administration Agreement with BISYS. Administration fee rates paid to BISYS were the same as those currently paid to Bank of America. The Funds were advised that for the period September 15, 1997 through February 28, 1998, Bank of America and for the period March 1, 1997 through September 15, 1997, BISYS earned the following amounts pursuant to the respective Administrative Agreements:

                                                              BANK OF
                                                            AMERICA AND
                          FUND                              AFFILIATES      BISYS
                          ----                              -----------     -----
Tax-Exempt Fund..........................................    $322,955      $313,908
California Tax-Exempt Fund...............................     575,370       574,507

    The Funds have adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Funds of a fee at an annual rate of 0.32% and 0.35% for the Tax-Exempt Money Fund and California Tax-Exempt Fund, respectively, of the average daily net assets of the outstanding Pacific Horizon Shares of each Fund. Currently, the California Tax-Exempt Fund is waiving 0.03% in special management fees. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates, and PDI (from September 15 through February 28, 1998), and BISYS (prior to September 15, 1997). Under the Services Agreement and Services Plan, Bank of America, PDI (from September 15 through February 28, 1998), and BISYS (prior to September 15, 1997) waived $158,626, $218 and $525, respectively, in special management fees for the California Tax-Exempt Fund. For the year ended February 28, 1998, for the period September 15, 1997 through February 28, 1998 and for the period March 1, 1997 through September 15, 1997, the Funds were advised that Bank of America and its affiliates, PDI and BISYS earned the following amounts pursuant to the Services Agreement and Services Plan, respectively:

                                                      BANK OF
                                                    AMERICA AND
                      FUND                          AFFILIATES       PDI     BISYS
                      ----                          -----------     ------   -----
Tax-Exempt Fund..................................   $  377,885      $2,580   $2,939
California Tax-Exempt Fund.......................    1,676,744       2,304    5,548

    The Funds have also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Funds of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                                 BANK OF
                                                               AMERICA AND
                            FUND                               AFFILIATES
                            ----                               -----------
Tax-Exempt Fund.............................................   $  422,932
California Tax-Exempt Fund..................................    1,187,827

    The California Tax-Exempt Fund has adopted the Distribution and Services Plan under which the Fund paid PDI and the Former Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares. For the year ended February 28, 1998, the Fund was advised that Bank of America and its affiliates earned $200,624 pursuant to the Distribution and Services Plan.

    The Funds have adopted the Distribution and Services Plan under which the Fund pays the Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Funds' S shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                                 BANK OF
                                                               AMERICA AND
                            FUND                               AFFILIATES
                            ----                               -----------
Tax-Exempt Fund.............................................    $ 41,836
California Tax-Exempt Fund..................................     266,540

    For the same period, the Funds were advised that Bank of America and its Affiliates waived $34,227 and $218,079 for the Tax-Exempt Fund and the California Tax-Exempt Fund, respectively.

    From the period October 24, 1997 through February 28, 1998 PFPC earned $5,088 and $43,682 from the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities for the Funds, BISYS Ohio earned $43,513 and $55,310 from the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Tax-Exempt Fund and California Tax-Exempt Fund incurred legal charges totaling $36,242 and $65,288, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an applicable percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $33,960 and $5,064 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Tax-Exempt Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations. The California Tax-Exempt Fund invests substantially all of its assets in a nondiversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments.

    The Tax-Exempt Fund and the California Tax-Exempt Fund had the following concentrations by industry sector at February 28, 1998 (as a percentage of total investments):

                                                                        CALIFORNIA
                                                           TAX-EXEMPT   TAX-EXEMPT
                                                              FUND         FUND
                                                           ----------   ----------
Airport Facilities.......................................       1.2%         0.6%
Certificates of Participation............................        --          0.5
Commercial Paper.........................................      11.4         25.4
Education................................................       8.1          0.3
General Obligations......................................      12.3          4.9
Healthcare...............................................      21.7          7.9
Housing Developments.....................................       0.9         16.6
Industrial Development Revenue...........................       4.7          3.4
Municipal Notes & Bonds..................................       4.4          1.3
Pollution Control........................................       2.7         10.5
Power Projects...........................................       2.5          1.0
Revenue..................................................      14.0         12.9
Sewer Projects...........................................        --          3.9
Special Tax..............................................       7.2          6.2
Transportation...........................................       2.4          1.5
Turnpike, Road & Bridge Development......................       0.1           --
Utilities................................................       3.3          0.1
Water Projects...........................................       3.1          3.0
                                                             ------       ------
                                                              100.0%       100.0%
                                                             ======       ======

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

                                                                             CALIFORNIA
                                          TAX-EXEMPT                         TAX-EXEMPT
                                          MONEY FUND                     MONEY MARKET FUND
                               --------------------------------    ------------------------------
                                          YEAR ENDED                         YEAR ENDED
                                FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,     FEBRUARY 28,
                                    1998              1997              1998             1997
                                ------------      ------------      ------------     ------------
PACIFIC HORIZON SHARES
 Issued......................     248,974,300       230,496,897       924,399,780     917,590,384
 Reinvested..................       3,683,304         1,545,273        15,765,764      13,790,272
 Redeemed....................    (188,139,622)     (195,234,875)     (835,476,867)   (966,354,368)
                               --------------    --------------    --------------    ------------
Net increase/(decrease)......      64,517,982        36,807,295       104,688,677     (34,973,712)
                               ==============    ==============    ==============    ============
HORIZON SHARES
 Issued......................   1,016,879,219       997,203,792                --              --
 Reinvested..................          60,094           135,161                --              --
 Redeemed....................    (937,199,915)   (1,035,902,063)               --              --
                               --------------    --------------    --------------    ------------
Net increase/(decrease)......      79,739,398       (38,563,110)               --              --
                               ==============    ==============    ==============    ============
HORIZON SERVICE SHARES
 Issued......................     444,505,307       383,339,592     1,844,862,775    1,184,396,760
 Reinvested..................       1,729,858         1,094,104         8,320,478       5,770,710
 Redeemed....................    (429,406,739)     (250,123,330)   (1,653,155,809)   (921,990,855)
                               --------------    --------------    --------------    ------------
Net increase.................      16,828,426       134,310,366       200,027,444     268,176,615
                               ==============    ==============    ==============    ============
X SHARES
 Issued......................              --                --        62,397,815      38,320,277
 Reinvested..................              --                --         1,019,371         199,395
 Redeemed....................              --                --       (61,802,419)     (9,422,533)
                               --------------    --------------    --------------    ------------
Net increase.................              --                --         1,614,767    29,097,139(a)
                               ==============    ==============    ==============    ============
S SHARES
 Issued......................      45,984,346                --       193,127,737              --
 Reinvested..................         213,429                --         1,320,662              --
 Redeemed....................     (19,460,058)               --       (52,818,250)             --
                               --------------    --------------    --------------    ------------
Net increase.................      26,737,717(c)             --       141,630,149(b)           --
                               ==============    ==============    ==============    ============

---------------
(a)  Period from October 2, 1996 (inception date) to February 28,
     1997.
(b)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(c)  Period from July 8, 1997 (inception date) to February 28,
     1998.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                           YEAR ENDED                                   PERIOD
                                 ---------------------------------------------------------------        ENDED
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995           1994(a)
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0310           0.0290           0.0327           0.0253           0.0124
Less dividends to shareholders
 from net investment income....     (0.0310)         (0.0290)         (0.0327)         (0.0253)         (0.0124)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.14%            2.94%            3.32%            2.56%            1.25%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    151         $     86         $     50         $     37         $     50
 Ratio of expenses to average
   net assets..................        0.60%            0.60%            0.63%            0.60%            0.60%(c)
 Ratio of net investment income
   to average net assets.......        3.09%            2.91%            3.26%            2.47%            1.95%(c)
 Ratio of expenses to average
   net assets*.................            (b)(e)           (b)              (b)              (b)          0.61%(c)
 Ratio of net investment income
   to average net assets*......            (b)(e)           (b)              (b)              (b)          1.94%(c)

---------------
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 9, 1993 (inception date) to February 28,
     1994.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Annualized.
(d)  Not annualized.
(e)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0342           0.0322           0.0359           0.0285           0.0225
Less dividends to shareholders
 from net investment income....     (0.0342)         (0.0322)         (0.0359)         (0.0285)         (0.0225)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.47%            3.27%            3.65%            2.89%            2.27%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    344         $    264         $    303         $    382         $    515
 Ratio of expenses to average
   net assets..................        0.28%            0.28%            0.31%            0.28%            0.28%
 Ratio of net investment income
   to average net assets.......        3.41%            3.22%            3.58%            2.81%            2.25%
 Ratio of expenses to average
   net assets*.................            (a)(b)           (a)              (a)              (a)          0.29%
 Ratio of net investment income
   to average net assets*......            (a)(b)           (a)              (a)              (a)          2.24%

---------------
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0317           0.0297           0.0334           0.0260           0.0200
Less dividends to shareholders
 from net investment income....     (0.0317)         (0.0297)         (0.0334)         (0.0260)         (0.0200)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.22%            3.01%            3.39%            2.63%            2.02%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    186         $    169         $     35          $    39         $     48
 Ratio of expenses to average
   net assets..................        0.53%            0.53%            0.56%            0.53%            0.53%
 Ratio of net investment income
   to average net assets.......        3.17%            2.98%            3.34%            2.57%            2.04%
 Ratio of expenses to average
   net assets*.................          (a)(b)           (a)              (a)              (a)            0.57%
 Ratio of net investment income
   to average net assets*......          (a)(b)           (a)              (a)              (a)            2.00%

---------------
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0184
Less dividends to shareholders from net investment income...     (0.0184)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.85%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $     27
  Ratio of expenses to average net assets...................        0.81%(b)
  Ratio of net investment income to average net assets......        2.76%(b)
  Ratio of expenses to average net assets*..................        1.25%(b)(d)
  Ratio of net investment income to average net assets*.....        2.32%(b)(d)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 8, 1997 (inception date) to February 28,
     1998.
(b)  Annualized.
(c)  Not annualized.
(d)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0302           0.0284           0.0324           0.0249           0.0186
 Net realized gains/(losses) on
   investment transactions.....          --               --          (0.0001)         (0.0001)          0.0002
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0302           0.0284           0.0323           0.0248           0.0188
Less dividends to shareholders
 from net investment income....     (0.0302)         (0.0284)         (0.0324)         (0.0249)         (0.0186)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --          (0.0001)         (0.0001)          0.0002
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.06%            2.88%            3.29%            2.52%            1.88%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    598         $    493         $    528         $    187         $    204
 Ratio of expenses to average
   net assets..................        0.57%            0.57%            0.62%            0.62%            0.66%
 Ratio of net investment income
   to average net assets.......        3.01%            2.83%            3.35%            2.48%            1.86%
 Ratio of expenses to average
   net assets*.................        0.60%(b)         0.60%**          0.63%**              (a)          0.68%
 Ratio of net investment income
   to average net assets*......        2.98%(b)         2.80%                (b)              (a)          1.84%

---------------
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the years ended February 28, 1997 and February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

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MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                             --------------------------------------------------------------------------------
                             FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                 1998             1997             1996             1995             1994
                             ------------     ------------     ------------     ------------     ------------

HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                               --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.....      0.0309           0.0291           0.0331           0.0256           0.0198
 Net realized
   gains/(losses) on
   investment
   transactions............          --               --           0.0001          (0.0001)         (0.0001)
                               --------         --------         --------         --------         --------
Total income from
 investment operations.....      0.0309           0.0291           0.0332           0.0255           0.0197
Less dividends to
 shareholders from net
 investment income.........     (0.0309)         (0.0291)         (0.0331)         (0.0256)         (0.0198)
                               --------         --------         --------         --------         --------
Net change in net asset
 value per share...........          --               --           0.0001          (0.0001)         (0.0001)
                               --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR...............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                               ========         ========         ========         ========         ========
Total return...............        3.13%            2.95%            3.36%            2.59%            2.00%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..............    $    671         $    472         $    203         $     88         $    124
 Ratio of expenses to
   average net assets......        0.50%            0.50%            0.55%            0.55%            0.53%
 Ratio of net investment
   income to average net
   assets..................        3.06%            2.92%            3.43%            2.50%            1.98%
 Ratio of expenses to
   average net assets*.....            (a)(b)           (b)          0.55%**              (a)          0.60%
 Ratio of net investment
   income to average net
   assets*.................            (a)(b)           (b)          3.42%                (a)          1.91%

---------------
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the year ended February 29, 1996 the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

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MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR ENDED    PERIOD ENDED
                                                         FEBRUARY 28,   FEBRUARY 28,
                                                             1998         1997(a)
                                                         ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........    $   1.00       $   1.00
Income from Investment Operations:
  Net investment income................................      0.0279         0.0107
Less dividends to shareholders from net investment
  income...............................................    (0.0279)       (0.0107)
                                                           --------       --------
Net change in net asset value per share................          --             --
                                                           --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD...............    $   1.00       $   1.00
                                                           ========       ========
Total return...........................................        2.83%          1.09%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...............    $     31       $     29
  Ratio of expenses to average net assets..............        0.80%          0.80%(c)
  Ratio of net investment income to average net
    assets.............................................        2.80%          2.66%(c)
  Ratio of expenses to average net assets*.............         (b)            (b)
  Ratio of net investment income to average net
    assets*............................................         (b)            (b)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from October 2, 1996 (inception date) to February 28,
     1997.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0194
Less dividends to shareholders from net investment income...     (0.0194)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.96%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    141
  Ratio of expenses to average net assets...................        0.79%(c)
  Ratio of net investment income to average net assets......        2.69%(c)
  Ratio of expenses to average net assets*..................        1.23%(b)(c)
  Ratio of net investment income to average net assets*.....        2.25%(b)(c)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Tax-Exempt Money Fund and Pacific Horizon California Tax-Exempt Money Market Fund (two of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ......................................................................................................................
First Name                                  Last Name

 ......................................................................................................................
Street Address

 ......................................................................................................................
City                             State                   Zip Code

 ......................................................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ......................................................................................................................
 Name of Broker

 ......................................................................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                            Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ......................................................................................................................
 ......................................................................................................................
 ......................................................................................................................
 ......................................................................................................................
 ......................................................................................................................
 ......................................................................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

                                      LOGO

                    Provident Distributor, Inc., Distributor
TXM-0015 4/98

                          PACIFIC HORIZON MUTUAL FUNDS
                                 ANNUAL REPORT
                               February 28, 1998

                                S Shares of the

                                   Prime Fund

                             Tax-Exempt Money Fund

                    California Tax-Exempt Money Market Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                        PACIFIC  HORIZON  MUTUAL  FUNDS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                           2-3

                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                             4-6

                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                 8-9

                                      PRIME FUND

                                        Portfolio of Investments         10-28

                                        Statement of Assets and
                                          Liabilities                       29

                                        Statement of Operations             30

                                        Statements of Changes in Net
                                          Assets                            31

                                        Notes to Financial Statements    32-40

                                        Financial Highlights             41-46

                                        Report of Independent
                                          Accountants                       47

                                      TAX-EXEMPT MONEY MARKET FUNDS

                                        Portfolios of Investments        48-84

                                        Statements of Assets and
                                          Liabilities                       85

                                        Statements of Operations            86

                                        Statements of Changes in Net
                                          Assets                            87

                                        Notes to Financial Statements    88-97

                                        Financial Highlights            98-105

                                        Report of Independent
                                          Accountants                      106

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds(dagger)         High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
*        Certain investors may be subject to the federal Alternative Minimum Tax
         (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.
                                        [GRAPHICS]
The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the
                            text, the investment management team may have
                            illustrated the most important features of the Fund.
[GRAPHICS]                  The illustrations may represent the portfolio
                            composition, the largest holdings or a
                            simplification of the investment adviser's investment style.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[GRAPHICS]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- 3.3%
DOMESTIC -- 2.5%
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  4/15/98)*.............................    A1/P1       5.595%  03/16/98   $ 50,000,000   $   50,000,000
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  6/26/98)*.............................    A1/P1       5.595%  03/26/98     25,000,000       25,000,000
 The Bank of New York...................   A1+/P1       6.100%  05/22/98     25,000,000       24,994,107
 Bank One Wisconsin N.A.................   A1+/P1       5.550%  02/26/99     25,000,000       24,966,726
 Huntington National Bank...............    A1/P1       5.940%  08/31/98     50,000,000       49,985,629
 Key Bank N.A., Monthly Variable Rate
  (final maturity 9/23/98)*.............    A1/P1       5.495%  03/23/98     22,000,000       21,986,550
 PNC Bank N.A...........................    A1/P1       6.050%  05/28/98     20,000,000       19,996,838
 Union Planters National Bank...........   P1/TBW1      6.290%  08/20/98     23,470,000       23,542,622
                                                                                          --------------
Total Domestic Bank Notes...............                                                     240,472,472
                                                                                          --------------
FOREIGN -- 0.8%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       6.000%  06/17/98     50,000,000       49,999,150

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- (CONTINUED)
FOREIGN -- (CONTINUED)
 General Motors Acceptance Corp.........    A1/P1       7.500%  05/26/98   $ 30,000,000   $   30,129,754
                                                                                          --------------
Total Foreign Bank Notes................                                                      80,128,904
                                                                                          --------------
Total Bank Notes
 (Amortized Cost $320,601,376)..........                                                     320,601,376
                                                                                          --------------
CERTIFICATES OF DEPOSIT -- 16.6%
DOMESTIC -- 4.1%
 Bankers Trust Company, Daily Variable
  Rate (final maturity 07/21/98)*.......    A1/P1       5.650%  03/02/98     25,000,000       24,995,305
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 07/07/98)*.......    A1/P1       5.679%  03/04/98     50,000,000       49,988,154
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 10/7/98)*........    A1/P1       5.859%  03/04/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.800%  04/08/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.560%  05/27/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.860%  06/15/98     25,000,000       25,000,000
 Crestar Bank...........................    A1/P1       5.860%  07/20/98     50,000,000       49,996,305
 Crestar Bank...........................    A1/P1       5.920%  10/16/98     50,000,000       49,982,008
 Morgan Guaranty Trust Company..........   A1+/P1       5.800%  07/28/98     25,000,000       24,996,092
 Morgan Guaranty Trust Company..........   A1+/P1       5.870%  08/06/98     25,000,000       24,996,895
                                                                                          --------------
                                                                                             399,954,759
                                                                                          --------------
EURO -- 1.0%
 Bank of Tokyo Mitsubishi, London
  Branch................................    A1/P1       6.040%  05/11/98     25,000,000       25,000,486
 Bayerische Landesbank Girozentrale,
  London Branch.........................   A1+/P1       5.810%  06/03/98     25,000,000       24,999,247

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
EURO -- (CONTINUED)
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.750%  04/14/98   $ 25,000,000   $   25,000,594
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.840%  06/05/98     25,000,000       25,000,648
                                                                                          --------------
                                                                                             100,000,975
                                                                                          --------------
YANKEE -- 11.5%
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       6.500%  03/04/98     50,000,000       50,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.900%  04/28/98     25,000,000       25,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.960%  04/30/98     25,000,000       25,000,000
 Banque National de Paris, Chicago......    A1/P1       5.970%  07/01/98     25,000,000       24,993,614
 Banque National de Paris, Chicago......    A1/P1       5.890%  07/21/98     25,000,000       24,997,028
 Banque National de Paris, Chicago......    A1/P1       5.800%  07/31/98     25,000,000       24,995,018
 Banque Paribas, New York...............    A1/P1       5.660%  03/01/99     90,000,000       89,956,856
 BHF Bank of Aktiengesellschaft, New
  York, Monthly Variable Rate (final
  maturity 8/13/98)*....................    A1/P1       5.555%  03/13/98     50,000,000       49,991,203
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.865%  08/11/98     25,000,000       24,990,926
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.880%  10/14/98     50,000,000       49,985,130
 Deutsche Bank A.G., New York...........   A1+/P1       5.940%  10/22/98     25,000,000       24,990,770
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.840%  06/15/98     75,000,000       75,051,980

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.870%  07/20/98   $ 50,000,000   $   49,994,458
 Landesbank Hessen-Thuringen
  Girozentrale, New York................   A1+/P1       5.940%  06/19/98     25,000,000       24,995,679
 National Bank of Canada, New York......    A1/P1       6.150%  05/15/98     44,000,000       43,995,319
 National Bank of Canada, New York......    A1/P1       6.140%  06/05/98     25,000,000       24,998,679
 Royal Bank of Canada, New York.........   A1+/P1       5.650%  03/03/98     80,000,000       79,999,376
 Royal Bank of Canada, New York.........   A1+/P1       5.630%  02/26/99     50,000,000       49,966,279
 Societe Generale Bank, New York........   A1+/P1       5.910%  10/15/98     25,000,000       24,992,534
 Societe Generale Bank, New York........   A1+/P1       5.660%  02/26/99     50,000,000       49,985,739
 Societe Generale Bank, New York........   A1+/P1       5.700%  02/26/99     50,000,000       49,980,995
 Societe Generale Bank, New York........   A1+/P1       5.690%  03/02/99     50,000,000       49,976,050
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  1/22/99)*.............................   A1+/P1       5.710%  03/02/98     25,000,000       24,989,187
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  10/23/98)*............................   A1+/P1       5.690%  03/02/98     50,000,000       49,981,269
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  6/16/98)*.............................   A1+/P1       5.700%  03/02/98     25,000,000       24,995,754
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  8/25/98)*.............................   A1+/P1       5.700%  03/02/98     25,000,000       24,992,976

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Westdeutsche Landesbank Girozentrole,
  New York..............................   A1+/P1       5.780%  07/31/98   $ 35,000,000   $   34,996,687
 Westpac Banking Corp., New York........   A1+/P1       5.930%  08/12/98     25,000,000       24,995,704
                                                                                          --------------
                                                                                           1,123,789,210
                                                                                          --------------
Total Certificates of Deposit (Amortized
  Cost $1,623,744,944)..................                                                   1,623,744,944
                                                                                          --------------
COMMERCIAL PAPER -- 33.2%
DOMESTIC -- 28.7%
ASSET BACKED SECURITIES -- 8.4%
 Aesop Funding Corp.....................    A1/P1       5.500%  04/15/98     50,000,000       49,656,250
 Asset Securitization Cooperative
  Corp..................................    A1/P1       5.750%  03/16/98     50,000,000       49,880,208
 CC USA Inc.............................   A1+/P1       5.590%  03/09/98     31,000,000       30,961,491
 CC USA Inc.............................   A1+/P1       5.740%  03/24/98     25,000,000       24,908,319
 CC USA Inc.............................   A1+/P1       5.585%  03/25/98     25,500,000       25,405,055
 CC USA Inc.............................   A1+/P1       5.740%  03/27/98     30,000,000       29,875,633
 CC USA Inc.............................   A1+/P1       5.590%  03/30/98     32,500,000       32,353,651
 CC USA Inc.............................   A1+/P1       5.400%  08/17/98     24,500,000       23,878,925
 Enterprise Funding Corp. (b)...........   A1+/P1       5.520%  03/06/98     23,696,000       23,677,833
 Enterprise Funding Corp. (b)...........   A1+/P1       5.490%  04/15/98     32,355,000       32,132,964
 Enterprise Funding Corp. (b)...........   A1+/P1       5.570%  04/27/98     50,000,000       49,559,042
 Republic Industries Funding Corp.......    A1/P1       5.520%  03/20/98     55,000,000       54,839,767
 Riverwoods Funding Corp................   A1+/P1       5.720%  03/11/98     50,000,000       49,920,556
 Riverwoods Funding Corp................   A1+/P1       5.510%  06/03/98    100,000,000       98,576,583
 Sigma Finance Inc......................   A1+/P1       5.540%  03/26/98     37,000,000       36,857,653
 Sigma Finance Inc......................   A1+/P1       5.475%  05/05/98     25,000,000       24,752,865
 Sigma Finance Inc......................   A1+/P1       5.490%  05/12/98     50,000,000       49,451,000
 Sigma Finance Inc......................   A1+/P1       5.400%  07/28/98     25,000,000       24,441,250

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
ASSET BACKED SECURITIES -- (CONTINUED)
 World Omni Vehicle Leasing Inc.........    A1/P1       5.515%  03/20/98   $ 50,000,000   $   49,854,465
 World Omni Vehicle Leasing Inc.........    A1/P1       5.490%  04/24/98     56,596,000       56,129,932
                                                                                          --------------
                                                                                             817,113,442
                                                                                          --------------
AUTOMOBILES -- 1.7%
 American Honda Finance Corp............    F1/P1       5.510%  05/29/98     40,000,000       39,455,122
 Daimler-Benz North America Corp........    A1/P1       5.625%  04/22/98     50,000,000       49,593,750
 General Motors Acceptance Corp.........    A1/P1       5.600%  04/20/98     25,000,000       24,805,556
 General Motors Acceptance Corp.........    A1/P1       5.650%  04/22/98     50,000,000       49,591,944
                                                                                          --------------
                                                                                             163,446,372
                                                                                          --------------
BANKING -- 2.3%
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 8/4/98)*.........    A1/P1       5.700%  03/02/98     25,000,000       25,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.760%  03/02/98     50,000,000       50,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.780%  03/02/98     25,000,000       25,000,000
 National Australia Funding Inc.........   A1+/P1       5.460%  05/26/98     25,500,000       25,167,395
 NationsBank Corporation................    A1/P1       5.470%  04/10/98     50,000,000       49,696,111
 Unifunding Inc.........................    A1/P1       5.660%  06/02/98     50,000,000       49,268,917
                                                                                          --------------
                                                                                             224,132,423
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
BROKERAGE SERVICES -- 4.0%
 Lehman Brothers Holdings, Inc., Weekly
  Variable Rate (final maturity
  4/03/98)*.............................    A1/F1       5.799%  03/04/98   $ 50,000,000   $   50,000,000
 Lehman Brothers Holdings, Inc..........    A1/F1       5.770%  03/04/98     25,000,000       24,987,979
 Merrill Lynch & Co., Inc...............   A1+/P1       5.510%  05/20/98    100,000,000       98,790,861
 Merrill Lynch & Co., Inc...............   A1+/P1       5.650%  06/03/98     25,000,000       24,631,181
 Salomon Smith Barney Holdings Inc......    A1/P1       5.730%  03/06/98     25,000,000       24,980,104
 Salomon Smith Barney Holdings Inc......    A1/P1       5.485%  04/22/98     50,000,000       49,603,861
 Salomon Smith Barney Holdings Inc......    A1/P1       5.520%  05/07/98     50,000,000       49,486,333
 Salomon Smith Barney Holdings Inc......    A1/P1       5.415%  07/29/98     50,000,000       48,871,875
 Salomon Smith Barney Holdings Inc......    A1/P1       5.770%  03/17/98     24,775,000       24,711,466
                                                                                          --------------
                                                                                             396,063,660
                                                                                          --------------
CONGLOMERATES -- 1.3%
 B.A.T. Capital Corporation.............    F1/P1       5.760%  04/07/98     25,000,000       24,852,000
 B.A.T. Capital Corporation.............    F1/P1       5.570%  04/22/98     50,000,000       49,597,722
 B.A.T. Capital Corporation.............    F1/P1       5.560%  05/20/98     50,000,000       49,382,222
                                                                                          --------------
                                                                                             123,831,944
                                                                                          --------------
CONSUMER NON-DURABLES -- 0.4%
 Newell Co..............................    A1/D1       5.585%  03/27/98     40,000,000       39,838,656
                                                                                          --------------
ELECTRONICS -- 0.8%
 Hitachi America Ltd....................   A1+/P1       5.400%  07/15/98     31,000,000       30,367,600
 Hitachi America Ltd....................   A1+/P1       5.410%  07/31/98     20,000,000       19,543,156
 Hitachi America Ltd....................   A1+/P1       5.400%  08/21/98     25,000,000       24,351,250
                                                                                          --------------
                                                                                              74,262,006
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
FINANCE COMPANIES -- 4.7%
 BTR Dunlop Finance Inc.................    A1/P1       5.690%  03/26/98   $ 50,000,000   $   49,802,431
 BTR Dunlop Finance Inc.................    A1/P1       5.390%  07/14/98     50,000,000       48,989,375
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/20/98     50,000,000       49,385,556
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/27/98     72,950,000       71,975,084
 General Electric Capital Corp..........   A1+/P1       5.550%  04/27/98     25,000,000       24,780,312
 General Electric Capital Corp..........   A1+/P1       5.510%  05/06/98     50,000,000       49,494,917
 Safeco Credit Company..................    A1/D1       5.760%  03/04/98     20,600,000       20,590,112
 Safeco Credit Company..................    A1/D1       5.765%  03/11/98     22,000,000       21,964,769
 Safeco Credit Company..................    A1/D1       5.770%  03/11/98     32,000,000       31,948,711
 Safeco Credit Company..................    A1/D1       5.800%  03/18/98     20,000,000       19,945,222
 Safeco Credit Company..................    A1/D1       5.470%  04/30/98     20,000,000       19,817,667
 Safeco Credit Company..................    A1/D1       5.500%  05/06/98     25,000,000       24,747,917
 Safeco Credit Company..................    A1/D1       5.550%  05/27/98     26,000,000       25,651,275
                                                                                          --------------
                                                                                             459,093,348
                                                                                          --------------
MINING -- 0.9%
 Rio Tinto America Inc..................   A1+/P1       5.760%  03/11/98     48,700,000       48,622,080
 Rio Tinto America Inc..................   A1+/P1       5.410%  08/11/98     45,300,000       44,190,364
                                                                                          --------------
                                                                                              92,812,444
                                                                                          --------------
PUBLISHING -- 0.3%
 Tribune Company........................    A1/P1       5.740%  03/06/98     25,000,000       24,980,069
                                                                                          --------------
SOVEREIGN ISSUES -- 0.4%
 Government Development Bank of Puerto
  Rico..................................  A1+/TBW1      5.450%  05/22/98     43,000,000       42,466,203
                                                                                          --------------
UTILITIES -- 3.5%
 British Gas Capital Inc................    A1/P1       5.730%  04/21/98     25,000,000       24,797,062
 British Gas Capital Inc................    A1/P1       5.600%  05/07/98     75,000,000       74,218,333
 British Gas Capital Inc................    A1/P1       5.430%  07/27/98     50,000,000       48,883,833

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
UTILITIES -- (CONTINUED)
 British Gas Capital Inc................    A1/P1       5.430%  08/24/98   $ 75,000,000   $   73,006,556
 Duke Capital Corp......................    A1/F1       5.770%  03/04/98     20,000,000       19,990,383
 Duke Capital Corp......................    A1/F1       5.520%  04/06/98     25,000,000       24,862,000
 Duke Capital Corp......................    A1/F1       5.540%  06/02/98     39,127,000       38,567,027
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.700%  03/17/98     20,000,000       19,949,333
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.680%  05/05/98     20,000,000       19,794,889
                                                                                          --------------
                                                                                             344,069,416
                                                                                          --------------
 Total Domestic Commercial Paper
  (Amortized Cost $2,802,109,983).......                                                   2,802,109,983
                                                                                          --------------
FOREIGN -- 4.5%
AIR TRANSPORTATION -- 0.5%
 BAA PLC................................   A1+/P1       5.700%  04/06/98     50,000,000       49,715,000
                                                                                          --------------
AUTOMOBILES -- 1.0%
 Ford Credit Europe, PLC................    A1/P1       5.720%  03/06/98     75,000,000       74,940,417
 Ford Credit Europe, PLC................    A1/P1       5.530%  04/08/98     25,000,000       24,854,069
                                                                                          --------------
                                                                                              99,794,486
                                                                                          --------------
BANKING -- 0.5%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       5.560%  03/11/98     25,000,000       24,961,389
 Banque National de Paris, Canadian
  Branch................................    A1/P1       5.730%  03/05/98     24,000,000       23,984,720
                                                                                          --------------
                                                                                              48,946,109
                                                                                          --------------
BUILDING SOCIETY -- 0.5%
 Nationwide Building Society............    A1/P1       5.585%  05/06/98     50,000,000       49,488,042
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
FOREIGN -- (CONTINUED)
FOOD AND BEVERAGES -- 1.0%
 Diageo Capital PLC.....................    A1/P1       5.400%  07/06/98   $ 47,500,000   $   46,595,125
 Diageo Capital PLC.....................    A1/P1       5.420%  07/27/98     50,000,000       48,885,889
                                                                                          --------------
                                                                                              95,481,014
                                                                                          --------------
SOVEREIGN ISSUES -- 0.8%
 Cades..................................   A1+/P1       5.730%  03/05/98     30,000,000       29,980,900
 Cades..................................   A1+/P1       5.650%  06/05/98     50,000,000       49,246,667
                                                                                          --------------
                                                                                              79,227,567
                                                                                          --------------
UTILITIES -- 0.2%
 Ontario Hydro..........................   A1+/P1       5.700%  03/16/98     25,000,000       24,940,625
                                                                                          --------------
 Total Foreign Commercial Paper
  (Amortized Cost $447,592,843).........                                                     447,592,843
                                                                                          --------------
Total Commercial Paper
 (Amortized Cost $3,249,702,826)........                                                   3,249,702,826
                                                                                          --------------
CORPORATE OBLIGATIONS -- 16.4%
ASSET BACKED SECURITIES -- 1.2%
 CC USA, Inc............................   A1+/P1       6.175%  05/26/98     20,000,000       20,000,771
 Sigma Finance Inc., Daily Variable Rate
  (final maturity 7/27/98)*.............   A1+/P1       5.680%  03/02/98     50,000,000       49,999,597
 Sigma Finance, Inc.....................   A1+/P1       5.915%  03/05/98     50,000,000       49,999,827
                                                                                          --------------
                                                                                             120,000,195
                                                                                          --------------
AUTOMOBILES -- 3.4%
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/20/99)*.............................    F1/P1       5.598%  04/20/98     25,000,000       25,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/21/99)*.............................    F1/P1       5.625%  04/21/98     50,000,000       49,995,534

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
AUTOMOBILES -- (CONTINUED)
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/6/98)*..............................    F1/P1       5.822%  04/06/98   $ 50,000,000   $   49,999,048
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/9/98)*..............................    F1/P1       5.691%  04/09/98     24,000,000       24,000,237
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  6/16/98)*.............................    F1/P1       5.906%  03/16/98     20,000,000       20,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  7/27/98)*.............................    F1/P1       5.621%  04/27/98     45,000,000       45,000,000
 General Motors Acceptance Corp., Daily
  Variable Rate (final maturity
  4/21/98)*.............................    A1/P1       5.750%  03/02/98     25,000,000       25,001,087
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 5/22/98)*....................    A1/P1       5.595%  03/23/98     50,000,000       50,001,130
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 9/3/98)*.....................    A1/P1       5.886%  03/03/98     46,393,000       46,395,876
                                                                                          --------------
                                                                                             335,392,912
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BANKING -- 3.5%
 Bankers Trust New York Corp., Monthly
  Variable Rate (final maturity
  2/10/99)*.............................    A1/P1       5.575%  03/10/98   $105,000,000   $  104,960,614
 Bank of Scotland, PLC, Quarterly
  Variable Rate (final maturity
  9/22/98)*.............................    A1/P1       5.806%  03/22/98     25,000,000       24,994,562
 Compagnie Bancaire USA Funding, Daily
  Variable Rate (final maturity
  5/15/98)*.............................    A1/P1       5.760%  03/02/98     50,000,000       49,998,837
 Compaigne Bancaire USA Funding
  Quarterly Variable Rate (final
  maturity 7/16/98)*....................    A1/P1       5.563%  04/16/98     34,000,000       33,990,461
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     50,000,000       50,000,000
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     25,000,000       24,997,068
 Compagnie Bancaire USA Funding Weekly
  Variable Rate (final maturity
  11/25/98)*............................    A1/P1       5.929%  03/04/98     50,000,000       50,000,000
                                                                                          --------------
                                                                                             338,941,542
                                                                                          --------------
BROKERAGE SERVICES -- 4.7%
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 3/17/98)*....................    A1/P1       5.700%  03/02/98     75,000,000       75,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 6/12/98)*....................    A1/P1       5.760%  03/02/98   $ 60,000,000   $   60,000,302
 Bear Stearns Companies, Inc., Monthly
  Variable Rate (final maturity
  8/14/98)*.............................    A1/P1       5.775%  03/16/98     25,000,000       25,019,085
 Bear Stearns Companies, Inc., Monthly
  Variable Rate, Series B (final
  maturity 4/1/98)*.....................    A1/P1       5.775%  03/02/98     18,000,000       18,002,258
 C. S. First Boston, Inc., Daily
  Variable Rate (final maturity
  7/21/98)*.............................   A1+/P1       5.670%  03/02/98     50,000,000       50,000,000
 C. S. First Boston, Inc., Weekly
  Variable Rate (final maturity
  5/15/98)*.............................   A1+/P1       5.629%  03/04/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc., Daily
  Variable Rate (final maturity
  3/22/99)*.............................    A1/F1       5.710%  03/02/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 2/12/99)*....................    A1/F1       5.655%  04/13/98     25,000,000       25,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 5/28/98)*....................    A1/F1       6.045%  05/28/98     36,000,000       36,034,395

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  11/23/98)*............................   A1+/P1       5.700%  03/02/98   $ 25,000,000   $   25,000,000
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  12/9/98)*.............................   A1+/P1       5.760%  03/02/98     25,000,000       24,998,067
 Merrill Lynch & Co., Inc., Weekly
  Variable Rate (final maturity
  3/4/98)*..............................   A1+/P1       5.629%  03/04/98     19,000,000       18,999,759
                                                                                          --------------
                                                                                             458,053,866
                                                                                          --------------
CONGLOMERATES -- 0.3%
 Philip Morris Co., Inc.................    A1/P1       9.000%  05/15/98     22,625,000       22,750,689
                                                                                          --------------
FINANCE COMPANIES -- 1.7%
 Dean Witter Discover & Co..............    A1/P1       6.000%  03/01/98     15,000,000       15,000,000
 Household Finance Corp., Daily Variable
  Rate (final maturity 5/28/98)*........    A1/P1       5.720%  03/02/98     50,000,000       50,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/19/99)*.............................    A1/P1       5.587%  03/19/98     25,000,000       25,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/21/99)*.............................    A1/P1       5.595%  03/23/98     25,000,000       25,000,000
Household Finance Corp., Monthly
  Variable Rate (final maturity
  9/15/98)*.............................    A1/P1       5.675%  03/16/98     50,000,000       50,022,707
                                                                                          --------------
                                                                                             165,022,707
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
LEASING -- 1.1%
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  4/17/98)*.............................    P1/D1       5.810%  03/02/98   $ 25,000,000   $   25,000,000
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  9/18/98)*.............................    P1/D1       5.720%  03/02/98     25,000,000       25,000,000
 Sanwa Business Credit Corp., Monthly
  Variable Rate (final maturity
  4/29/98)*.............................    P1/D1       5.750%  03/30/98     25,000,000       25,003,319
 USL Capital Corp., Series D, Quarterly
  Variable Rate (final maturity
  4/22/98)*.............................    P1/F1       5.705%  04/22/98     34,000,000       34,005,075
                                                                                          --------------
                                                                                             109,008,394
                                                                                          --------------
RELOCATION SERVICES -- 0.5%
 PHH Corporation, Monthly Variable Rate
  (final maturity 6/24/98)*.............    A1/P1       5.625%  03/24/98     50,000,000       50,000,000
                                                                                          --------------
Total Corporate Obligations
 (Amortized Cost $1,599,170,305)........                                                   1,599,170,305
                                                                                          --------------
MASTER NOTES -- 7.1%
 Goldman Sachs Group L.P. (final
  maturity 10/13/98)*...................   A1+/P1       5.828%  03/02/98    400,000,000      400,000,000
 Morgan Stanley Group, Inc. (final
  maturity 3/24/98)*....................    A1/P1       5.788%  03/02/98    300,000,000      300,000,000
                                                                                          --------------
Total Master Notes
 (Amortized Cost $700,000,000)..........                                                     700,000,000
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- 25.5%
 CIBC Oppenheimer, Corp., dated 2/27/98,
  with a maturity value of $135,064,013
  (Collateralized by $137,095,000
  various U.S. Government Obligations,
  5.37%-7.75%, 3/24/98-3/8/12, market
  value -- $137,701,990.................                5.690%  03/02/98   $135,000,000   $  135,000,000
 Morgan Stanley Dean Witter & Co., dated
  2/27/98, with a maturity value of
  $180,085,350 (Collateralized by
  $246,113,822 various U.S. Government
  Obligations, 5.00%-13.0%,
  4/1/98-2/1/28, market value --
  $183,600,518).........................                5.690%  03/02/98    180,000,000      180,000,000
 First Chicago Capital Markets, Inc.,
  dated 2/27/98, with a maturity value
  of $130,061,642 (Collateralized by
  $132,876,000 various U.S. Government
  Obligations, 0.00%-7.0%, 3/12/98-
  12/13/99, market
  value -- $132,603,501.................                5.690%  03/02/98    130,000,000      130,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $118,622,726
  (Collateralized by $117,146,000 U.S.
  Treasury Note, 5.875%, 2/28/99, market
  value -- $120,938,802)................                5.640%  03/02/98   $118,567,000   $  118,567,000
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $325,154,104
  (Collateralized by $639,720,401
  various U.S. Government Obligations,
  5.50%-10.5%, 4/1/98-2/1/98, market
  value -- $331,500,001)................                5.690%  03/02/98    325,000,000      325,000,000
 J.P. Morgan Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,750 (Collateralized by
  $455,797,296 Government National
  Mortgage Association, 7.50%, 9/15/12-
  1/15/28, market
  value -- $459,000,001)................                5.700%  03/02/98    450,000,000      450,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 NationsBank, Inc., dated 2/27/98, with
  a maturity value of $380,179,867
  (Collateralized by $394,051,091
  Federal National Mortgage Association,
  6.5%-7.0%, 9/1/11-1/1/13, market
  value -- $387,600,000)................                5.680%  03/02/98   $380,000,000   $  380,000,000
 Nomura Securities, Inc., dated 2/27/98,
  with a maturity value of $325,154,375
  (Collateralized by $330,724,126
  Federal National Mortgage Association,
  5.5%-9.5%, 8/1/99-2/1/28, market
  value -- $331,500,001)................                5.700%  03/02/98    325,000,000      325,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Prudential Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,375 (Collateralized by
  $475,269,551 Federal National Mortgage
  Association, 6.5%, 9/1/12, market
  value -- $459,000,001)................                5.690%  03/02/98   $450,000,000   $  450,000,000
                                                                                          --------------
Total Repurchase Agreements
 (Amortized Cost $2,493,567,000)........                                                   2,493,567,000
                                                                                          --------------
TOTAL INVESTMENTS -- 102.1%
 (AMORTIZED COST $9,986,786,451)(a).....                                                   9,986,786,451
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (2.1%)................................                                                    (207,110,383)
                                                                                          --------------
NET ASSETS -- 100.0%....................                                                  $9,779,676,068
                                                                                          ==============

---------------
Percentages indicated are based on net assets of $9,779,676,068.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
(b) Private placement security.
PLC -- Public Liability Company.
N.R.S.R.O. Nationally Recognized Statistical Ratings Organization. Rating agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investors Services, Duff & Phelps, IBCA, and Thomsons Bank Watch.

          A1 --  Highest rating assigned by S&P and IBCA.
          P1 --  Highest rating assigned by Moody's.
          F1 --  Highest rating assigned by Fitch Investors.
          D1 --  Highest rating assigned by Duff.
         TBW1 -- Highest rating assigned by Thomsons Bank Watch.

Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
* Variable rate security. Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value (amortized cost
$7,493,219,451).............................................  $ 7,493,219,451
 Repurchase agreements (cost $2,493,567,000)................    2,493,567,000
 Cash.......................................................          320,256
 Interest receivable........................................       59,383,563
 Prepaid expenses...........................................          952,218
                                                              ---------------
Total Assets................................................   10,047,442,488
                                                              ---------------
LIABILITIES:
 Dividends payable..........................................       16,466,456
 Payable for investment securities purchased................      247,343,494
 Investment advisory fees payable...........................          662,817
 Administration fees payable................................          729,581
 Special management fees payable (Pacific Horizon Shares)...          598,133
 Shareholder service fees payable (Horizon Service
   Shares)..................................................          661,679
 Shareholder service fees payable (X Shares)................          157,824
 Shareholder service fees payable (S Shares)................           98,598
 Shareholder service fees payable (Y Shares)................           17,874
 Distribution fees payable (X Shares).......................          189,389
 Distribution fees payable (S Shares).......................          118,308
 Distribution fees payable (Y Shares).......................           53,622
 Custodian and fund accounting fees payable.................          230,934
 Transfer agent fees payable................................          244,031
 Other accrued expenses.....................................          193,680
                                                              ---------------
Total Liabilities...........................................      267,766,420
                                                              ---------------
NET ASSETS..................................................  $ 9,779,676,068
                                                              ===============
Net Assets:
 Pacific Horizon Shares.....................................  $ 2,452,112,326
 Horizon Shares.............................................    2,414,466,836
 Horizon Service Shares.....................................    3,374,174,474
 X Shares...................................................      869,716,062
 S Shares...................................................      559,417,598
 Y Shares...................................................      109,788,772
                                                              ---------------
Total.......................................................  $ 9,779,676,068
                                                              ===============
Shares Outstanding ($0.001 par value) 120 billion:
 Pacific Horizon Shares.....................................    2,452,310,074
 Horizon Shares.............................................    2,414,749,939
 Horizon Service Shares.....................................    3,374,020,827
 X Shares...................................................      869,677,855
 S Shares...................................................      559,414,515
 Y Shares...................................................      109,788,400
                                                              ---------------
Total.......................................................    9,779,961,610
                                                              ===============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE......................................................  $          1.00
                                                              ===============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     9,779,963
 Additional paid-in capital.................................    9,769,782,074
 Accumulated undistributed net investment income............        3,514,189
 Accumulated net realized losses on investment
   transactions.............................................       (3,400,158)
                                                              ---------------
NET ASSETS, FEBRUARY 28, 1998...............................  $ 9,779,676,068
                                                              ===============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $458,788,515
                                                              ------------
EXPENSES:
  Investment advisory fees..................................     7,234,054
  Administration fees.......................................     7,938,015
  Special management fees (Pacific Horizon Shares)..........     7,285,114
  Shareholder service fees (Horizon Service Shares).........     8,141,653
  Shareholder service fees (X Shares).......................     1,126,895
  Shareholder service fees (S Shares).......................       482,149
  Shareholder service fees (Y Shares).......................        99,846
  Distribution fees (X Shares)..............................     1,352,274
  Distribution fees (S Shares)..............................     1,241,178
  Distribution fees (Y Shares)..............................       299,538
  Registration and filing fees..............................       617,625
  Custodian and fund accounting fees........................       692,500
  Transfer agent fees.......................................       508,568
  Legal fees................................................       274,244
  Audit fees................................................        40,347
  Other expenses............................................       813,512
                                                              ------------
    Total Expenses..........................................    38,147,512
  Less: Fee waivers.........................................      (772,551)
      Expenses paid by third parties........................       (11,235)
                                                              ------------
Total Net Expenses..........................................    37,363,726
                                                              ------------
Net Investment Income.......................................   421,424,789
NET REALIZED GAINS
  ON INVESTMENTS:
  Net realized gains on investment transactions.............        69,980
                                                              ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $421,494,769
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                              ---------------------------------
                                                               FEBRUARY 28,      FEBRUARY 28,
                                                                   1998              1997
                                                              ---------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   421,424,789   $   313,627,480
 Net realized gains on investment transactions..............           69,980           172,885
                                                              ---------------   ---------------
Change in net assets resulting from operations..............      421,494,769       313,800,365
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
 Pacific Horizon Shares.....................................     (117,152,680)     (110,595,534)
 Horizon Shares.............................................     (100,966,269)      (79,709,197)
 Horizon Service Shares.....................................     (170,004,484)     (119,808,778)
 X Shares...................................................      (22,281,567)       (2,322,836)(a)
 S Shares...................................................       (8,606,405)(b)              --
 Y Shares...................................................       (1,807,633)(c)              --
                                                              ---------------   ---------------
Change in net assets from shareholder distributions.........     (420,819,038)     (312,436,345)
                                                              ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   65,111,897,688    42,442,585,809
 Dividends reinvested.......................................      243,957,627       177,262,119
 Cost of shares redeemed....................................  (62,727,564,200)  (40,881,572,699)
                                                              ---------------   ---------------
Change in net assets from capital share transactions........    2,628,291,115     1,738,275,229
                                                              ---------------   ---------------
Change in net assets........................................    2,628,966,846     1,739,639,249
NET ASSETS
 Beginning of Year..........................................    7,150,709,222     5,411,069,973
                                                              ---------------   ---------------
 End of Year................................................  $ 9,779,676,068   $ 7,150,709,222
                                                              ===============   ===============
Accumulated Undistributed Net Investment Income.............  $     3,514,189   $     2,908,438
                                                              ===============   ===============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from April 7, 1997 (inception date) to February 28, 1998.
(c) Period from July 10, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. On February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of Pacific Horizon Prime Fund (the "Prime Fund").

    The Prime Fund issues six classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Services Shares). Effective July 22, 1996, the Prime Fund began offering X Shares. The Prime Fund began offering S Shares effective April 7, 1997 and effective July 10, 1997 the Prime Fund began offering Y Shares. Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X, S and Y Shares each have a Distribution and Services Plan.

THE INVESTMENT OBJECTIVE OF THE FUND IS AS FOLLOWS:

    Prime Fund -- Seek high current income and stability of principal by investing in a broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Prime Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for the Prime Fund pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 The BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Prime Fund's Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Prime Fund, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Prime Fund's prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Prime Fund. The Fund bears all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Prime Fund. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS served as distributor of the Prime Fund. Additionally on October 24, 1997, PFPC assumed responsibility as the Prime Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Prime Fund in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Prime Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Prime Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Prime Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of the Prime Fund. Direct expenses of the fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of the Prime Fund (other than class specific expenses) and realized gains and losses on investments of the Prime Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized gains and losses are incurred.

REPURCHASE AGREEMENTS (PRIME FUND):

    The Prime Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Prime Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Prime Fund's net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Prime Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Prime Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

    It is the Prime Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the Prime Fund had the following capital loss carryovers:

                                                      CAPITAL LOSS
                        FUND                           CARRYOVER        EXPIRATION DATE
                        ----                          ------------      ---------------
Prime Fund..........................................   $  674,982            2002
                                                        2,725,176            2003
                                                       ----------
                                                       $3,400,158
                                                       ==========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

    Capital losses incurred after October 31 for the Prime Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. During the year, the Prime Fund utilized $69,980 of its available capital loss carryover to offset realized capital gains for Federal income tax purposes.

OTHER:

    The Prime Fund maintains a cash balance with its custodian and receives reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $11,235 for the Prime Fund. There was no effect on net investment income. The Prime Fund could have invested such cash balances in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Bank of America serves as the Prime Fund's Manager, providing Investment Advisory and Administrative services. For the period ended September 15, 1997, the Prime Fund had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Bank of America is entitled to an Advisory fee from the Prime Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of the Fund's first $3 billion of net assets, plus 0.09% of the Fund's next $2 billion of net assets, plus 0.08% of the Fund's net assets in excess of $5 billion. The Administration Agreement entitles Bank of America to fees from the Prime Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of the Fund's first $7 billion of net assets, plus 0.09% of the Fund's next $3 billion of net assets, plus 0.08% of the Fund's net assets in excess of $10 billion. During the period March 1, 1997 through September 15, 1997, the Prime Fund had an Administration Agreement with BISYS. Administration fee rates paid to BISYS were the same as those currently paid to Bank of America. The Prime Fund was advised that for the period September 15, 1997 through February 28, 1998, Bank of America and for the period March 1, 1997 through September 15, 1997, BISYS earned the following amounts pursuant to the respective Administrative
Agreements:

                                                              BANK OF
                           FUND                               AMERICA       BISYS
                           ----                               -------       -----
Prime Fund................................................  $3,929,655    $4,008,360

    The Prime Fund has adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Prime Fund of a fee at an annual rate 0.32% of the average daily net assets of the outstanding Pacific Horizon Shares of the Prime Fund. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates, PDI (from September 15, 1997 through February 28, 1998), and BISYS (prior to September 15,
1997). For the year ended February 28, 1998, for the period September 15, 1997 through February 28, 1998 and for the period March 1, 1997 through September 15, 1997, the Prime Fund was advised that Bank of America and its affiliates, PDI and BISYS each earned the following amounts pursuant to the Services Plan, respectively:

                                                      BANK OF
                       FUND                           AMERICA       PDI      BISYS
                       ----                           -------       ---      -----
Prime Fund.........................................  $6,742,687   $12,453   $22,110

    The Prime Fund has also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Prime Fund of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended

February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $7,381,916

    The Prime Fund has adopted the Distribution and Services Plan under which the Prime Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of the Prime Funds X Shares. For the year ended February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan.

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $2,468,893

    The Prime Fund has adopted the Distribution and Services Plan under which the Prime Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support service with respect to the beneficial owners of Y shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%; respectively, of the average daily net assets of the Prime Funds Y shares. For the year ended February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan.

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $399,384

    The Prime Fund has adopted the Distribution and Services Plan under which the Prime Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Prime

Fund's S shares. For the year ended February 28, 1998, Bank of America waived $772,551 of distribution expenses from the Prime Fund. For the year ended February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates, earned the following amounts pursuant to the Distribution and Services Plan.

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $950,478

    From the period October 24, 1997 through February 28, 1998 PFPC earned $288,833 from the Prime Fund for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Prime Fund as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities for the Prime Fund, BISYS Ohio earned $219,735 for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Prime Fund incurred legal charges totaling $274,244 which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of:

(i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $37,045 for the Prime Fund for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Prime Fund (at $1.00 per share) for the periods indicated are summarized below:

                                                                         YEAR ENDED
                                                              ---------------------------------
                                                               FEBRUARY 28,      FEBRUARY 28,
                                                                   1998              1997
                                                              ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued.....................................................    3,213,898,034     4,320,031,345
 Reinvest...................................................      108,696,696        99,202,915
 Redeemed...................................................   (3,163,041,484)   (4,326,928,364)
                                                              ---------------   ---------------
Net increase/(decrease).....................................      159,553,246        92,305,896
                                                              ===============   ===============
HORIZON SHARES
 Issued.....................................................   20,455,794,396    15,114,015,999
 Reinvest...................................................       39,465,419        25,723,399
 Redeemed...................................................  (19,790,457,950)  (15,081,065,299)
                                                              ---------------   ---------------
Net increase/(decrease).....................................      704,801,865        58,674,099
                                                              ===============   ===============
HORIZON SERVICE SHARES
 Issued.....................................................   35,791,164,395    22,771,276,975
 Reinvest...................................................       69,471,827        50,011,411
 Redeemed...................................................  (35,431,800,117)  (21,437,775,542)
                                                              ---------------   ---------------
 Net increase...............................................      428,836,105     1,383,512,844
                                                              ===============   ===============
X SHARES
 Issued.....................................................    4,432,511,179       237,259,971
 Reinvest...................................................       17,713,737         2,324,394
 Redeemed...................................................   (3,784,327,932)      (35,803,494)
                                                              ---------------   ---------------
 Net increase...............................................      665,896,984       203,780,871(a)
                                                              ===============   ===============
S SHARES
 Issued.....................................................      607,731,207                --
 Reinvest...................................................        8,606,126                --
 Redeemed...................................................      (56,922,818)               --
                                                              ---------------   ---------------
 Net increase...............................................      559,414,515(b)              --
                                                              ===============   ===============
Y SHARES
 Issued.....................................................      610,798,477                --
 Reinvest...................................................            3,822                --
 Redeemed...................................................     (501,013,899)               --
                                                              ---------------   ---------------
 Net increase...............................................      109,788,400(c)              --
                                                              ===============   ===============

---------------

(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(c)  Period from July 10, 1997 (inception date) to February 28,
     1998.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0515           0.0492           0.0539           0.0424           0.0287
 Net realized gains/(losses) on
   investment transactions.....          --               --           0.0004          (0.0227)         (0.0016)
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0515           0.0492           0.0543           0.0197           0.0271
Less dividends to shareholders
 from net investment income....     (0.0515)         (0.0490)         (0.0539)         (0.0422)         (0.0287)
Increase due to voluntary
 capital contribution from
 Investment Advisor............          --               --               --           0.0233               --
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share                               --           0.0002           0.0004           0.0008          (0.0016)
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        5.27%            5.01%            5.53%            4.30%(dagger)    2.91%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $  2,452         $  2,292         $  2,200         $  1,129         $  1,216
 Ratio of expenses to average
   net assets..................        0.55%            0.55%            0.55%            0.51%            0.52%
 Ratio of net investment income
   to average net assets.......        5.15%            4.92%            5.37%            4.19%            2.86%
 Ratio of expenses to average
   net assets*.................          (a)              (a)            0.56%            0.56%            0.53%
 Ratio of net investment income
   to average net assets*......          (a)              (a)            5.36%            4.14%            2.85%

---------------

  (dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR               $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0546           0.0524           0.0571           0.0461           0.0319
 Net realized gains/(losses)
   on investment
   transactions..............          --               --           0.0004          (0.0232)         (0.0016)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0546           0.0524           0.0575           0.0229           0.0303
Less dividends to
 shareholders from net
 investment income...........     (0.0547)         (0.0522)         (0.0571)         (0.0454)         (0.0319)
Increase due to voluntary
 capital contribution from
 Investment Advisor..........          --               --               --           0.0233               --
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.60%            5.34%            5.86%            4.63%(dagger)    3.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
 (millions)..................    $  2,415         $  1,710         $  1,651         $    662         $  3,840
Ratio of expenses to average
 net assets..................        0.22%            0.23%            0.23%            0.16%            0.20%
Ratio of net investment
 income to average net
 assets......................        5.47%            5.24%            5.69%            4.11%            3.19%
Ratio of expenses to average
 net assets*.................          (a)              (a)            0.24%            0.23%            0.21%
Ratio of net investment
 income to average net
 assets*.....................          (a)              (a)            5.68%            4.04%            3.18%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  (dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                        1998             1997             1996             1995             1994
                                    ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0521           0.0499           0.0546           0.0431           0.0294
 Net realized gains/(losses) on
   investment transactions........          --               --           0.0004          (0.0227)         (0.0016)
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0521           0.0499           0.0550           0.0204           0.0278
Less dividends to shareholders
 from net investment income.......     (0.0522)         (0.0497)         (0.0546)         (0.0429)         (0.0294)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --               --               --           0.0233               --
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share                                 (0.0001).         0.0002           0.0004           0.0008          (0.0016)
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        5.34%            5.08%            5.60%            4.37%(dagger)    2.98%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $  3,374         $  2,945         $  1,561         $    864         $    839
 Ratio of expenses to average net
   assets.........................        0.48%            0.48%            0.48%            0.44%            0.45%
 Ratio of net investment income to
   average net assets.............        5.23%            5.00%            5.44%            4.31%            2.94%
 Ratio of expenses to average net
   assets*........................          (a)              (a)            0.49%            0.48%            0.46%
 Ratio of net investment income to
   average net assets*                      (a)              (a)            5.43%            4.27%            2.93%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  (dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         YEAR ENDED     PERIOD ENDED
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1998          1997(a)
                                                        ------------    ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........    $   1.00        $   1.00
                                                          --------        --------
Income from Investment Operations:
  Net investment income...............................      0.0491          0.0282
  Net realized gains/(losses) on investment
    transactions......................................          --              --
                                                          --------        --------
Total income from investment operations...............      0.0491          0.0282
Less dividends to shareholders from net investment
  income..............................................     (0.0491)        (0.0281)
                                                          --------        --------
Net change in net asset value per share...............          --          0.0001
                                                          --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............    $   1.00        $   1.00
                                                          ========        ========
Total return..........................................        5.03%           2.84%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..............    $    869        $    204
  Ratio of expenses to average net assets.............        0.77%           0.78%(c)
  Ratio of net investment income to average net
    assets............................................        4.92%           4.73%(c)
  Ratio of expenses to average net assets*............          (b)             (b)
  Ratio of net investment income to average net
    assets*...........................................          (b)             (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                               FEBRUARY 28,
                                                                 1998(A)
                                                              --------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............   $      1.00
                                                               -----------
Income from Investment Operations:
  Net investment income.....................................        0.0444
  Net realized gains/(losses) on investment transactions....            --
                                                               -----------
Total income from investment operations.....................        0.0444
Less dividends to shareholders from net investment income...       (0.0444)
                                                               -----------
Net change in net asset value per share.....................            --
                                                               -----------
NET ASSET VALUE PER SHARE, END OF PERIOD....................   $      1.00
                                                               ===========
Total return................................................          4.53%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................   $       110
  Ratio of expenses to average net assets...................          0.76%(c)
  Ratio of net investment income to average net assets......          4.92%(c)
  Ratio of expenses to average net assets*..................          1.20%(b)(c)
  Ratio of net investment income to average net assets*.....          4.48%(b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(A)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0290
  Net realized gains/(losses) on investment transactions....          --
                                                                --------
Total income from investment operations.....................      0.0290
Less dividends to shareholders from net investment income...     (0.0290)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.93%(d)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (millions)....................    $    559
  Ratio of expenses to average net assets...................        1.21%(c)
  Ratio of net investment income to average net assets......        4.48%(c)
  Ratio of expenses to average net assets*..................          (b)
  Ratio of net investment income to average net assets*.....          (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Prime Fund (one of the seventeen portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Fund") at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 104.4%
ARIZONA -- 1.3%
 Apache County
 Industrial Development
 Authority, Tucson Electric Power
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 6/15/20)*.....   VMIG1/Aa2     A1+/AA       3.40%   03/04/98  $ 7,800,000   $  7,800,000
 Pima County Industrial
 Development Authority,
 Tucson Electric Power
 Co. (LOC -- Societe
 Generale) (final
 maturity 10/1/22)*.....   VMIG1/Aa3     A1+/AA-      3.40%   03/04/98    1,100,000      1,100,000
                                                                                      ------------
                                                                                         8,900,000
                                                                                      ------------
ARKANSAS -- 2.3%
 Arkansas State
 Development Financing
 Authority Single Family
 Mortgage (final
 maturity 7/1/17)*......     NR/NR       A1+/AAA      3.95%   07/01/98   10,860,000     10,860,000
 Arkansas State
 Financial Development
 Authority (FGIC
 Insured) (LOC --
 Citibank) (final
 maturity 12/1/15)*.....   VMIG1/Aaa     A1+/AAA      3.40%   03/05/98    5,200,000      5,200,000
                                                                                      ------------
                                                                                        16,060,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

CALIFORNIA -- 4.9%
 California Health
 Facilities Financing
 Authority, Adventist
 Health System/West,
 Series A (MBIA
 Insured) (final
 maturity 9/1/28)*...    VMIG1/Aaa      A1+/AAA        3.60%   03/04/98  $14,000,000 $14,000,000
 California Statewide
 Community
 Development
 Authority,
 Certificate of
 Participation,
 Sutter Health
 Obligation Group
 (AMBAC
 Insured)(final
 maturity 7/1/15)*...    VMIG1/Aaa      A2/AAA         3.85%   03/02/98   3,300,000    3,300,000
 California Statewide
 Community
 Development
 Authority, Tax and
 Revenue
 Anticipation, Series
 B...................     NR/Aaa        NR/AAA         4.75%   09/30/98  10,000,000   10,048,024
 Orange County Irvine
 Coast Assessment
 (LOC -- Industrial
 Bank of Japan)
 (final maturity
 9/2/18)*............      NR/A1         A/A+          3.60%   03/02/98   7,000,000    7,000,000
                                                                                     -----------
                                                                                      34,348,024
                                                                                     -----------
COLORADO -- 3.7%
 Colorado Health
 Facilities
 Authority, North
 Colorado Medical
 Center (MBIA
 Insured) (final
 maturity
 5/15/20)*...........    VMIG1/Aaa      A1+/AAA        3.40%   03/05/98   5,100,000    5,100,000
 Colorado State Tax &
 Revenue Anticipation
 Notes, Series A.....      NR/NR        SP1+/NR        4.50%   06/26/98  20,000,000   20,040,105

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
COLORADO -- (CONTINUED)
 Colorado Student
 Obligation Bond
 Authority, Student
 Loan, Series C-2
 (LOC -- Student Loan
 Marketing) (final
 maturity 9/1/02)*...    VMIG1/Aaa      A1+/AAA        3.35%   03/04/98  $1,300,000  $ 1,300,000
                                                                                     -----------
                                                                                      26,440,105
                                                                                     -----------
DELAWARE -- 0.6%
 Delaware Economic
 Development (final
 maturity
 12/1/15)*...........    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98   4,000,000    4,000,000
                                                                                     -----------
DISTRICT OF COLUMBIA -- 5.6%
 District of
 Columbia, Series A1
 (LOC -- National
 Westminster) (final
 maturity
 10/1/07)*...........    VMIG1/Aa2      A1+/AA         3.70%   03/02/98   6,900,000    6,900,000
 District of
 Columbia, Series A2
 (LOC -- Canadian
 Imperial Bank)
 (final maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98   9,900,000    9,900,000
 District of
 Columbia, Series A3
 (final maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98  12,000,000   12,000,000
 District of
 Columbia, Series A4
 (final maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98   1,000,000    1,000,000
 District of
 Columbia, Series A5
 (LOC -- Bank of Nova
 Scotia) (final
 maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98   9,778,000    9,778,000
                                                                                     -----------
                                                                                      39,578,000
                                                                                     -----------
FLORIDA -- 4.6%
 Florida Board of
 Education (final
 maturity 6/1/23)*...      NR/Aa        A1+/AA         3.80%   06/01/98   9,900,000    9,900,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
FLORIDA -- (CONTINUED)
 Orlando Special
 Assessment Republic
 Drive Interchange
 (LOC -- Morgan
 Guaranty) (final
 maturity 10/1/21)*.....   VMIG1/Aa1      NR/NR       3.40%   03/04/98  $ 4,700,000   $  4,700,000
 Pasco County School
 Board (AMBAC Insured)
 (final maturity
 8/1/26)*...............   VMIG1/Aaa     A1+/AAA      3.40%   03/04/98    7,000,000      7,000,000
 Sarasota County
 Commercial Paper.......     P1/NR        A1/NR       3.80%   03/10/98    5,000,000      5,000,000
 Sarasota County
 Hospital...............     P1/NR        A1/NR       3.70%   04/09/98    3,500,000      3,500,000
 St. Lucie County,
 Pollution Control
 Revenue, Florida Power
 & Light, Series A......     P1/NR        A1/NR       3.50%   04/01/98    2,500,000      2,500,000
                                                                                      ------------
                                                                                        32,600,000
                                                                                      ------------
GEORGIA -- 3.6%
 Burke County
 Development Authority
 Pollution Control,
 Oglethorpe Power Corp.,
 Series A (FGIC Insured)
 (final maturity
 1/1/19)*...............   VMIG1/Aaa     A1+/AAA      3.35%   03/04/98    3,000,000      3,000,000
 Gainesville
 Redevelopment
 Authority, Riverside
 Military Academy
 (LOC -- Wachovia Bank
 and Trust) (final
 maturity 1/1/23)*......    NR/AA2        NR/NR       3.50%   03/04/98   15,000,000     15,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
GEORGIA -- (CONTINUED)
 Georgia Municipal Gas
 Authority, Series A
 (LOC -- Morgan Guaranty
 Trust, Wachovia Bank,
 Credit Suisse,
 Bayerische Landesbank,
 ABN Amro Bank) (final
 maturity 11/1/06)*.....     NR/NR       A1+/AA       3.35%   03/04/98  $ 7,600,000   $  7,600,000
                                                                                      ------------
                                                                                        25,600,000
                                                                                      ------------
ILLINOIS -- 10.1%
 Chicago Variable
 Equipment Notes
 (LOC -- Harris Trust
 and Savings Bank)
 (final maturity
 1/1/06)*...............  VMIG1/MIG1     A1+/AA-      3.80%   03/02/98    6,800,000      6,800,000
 Chicago Tender Notes
 (LOC -- Morgan Guaranty
 Trust) (final maturity
 1/31/99)*..............  VMIG1/MIG1     A1/Sp1+      3.55%   10/29/98   15,000,000     15,000,000
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series B
 (LOC -- Rabobank)
 (final maturity
 1/1/20)*...............   VMIG1/A2       NR/NR       3.80%   03/02/98    7,600,000      7,600,000
 Illinois Health
 Facilities Authority,
 Franciscan Sisters
 Health (final maturity
 1/1/18)*...............   VMIG1/A2       NR/NR       3.80%   03/02/98    9,250,000      9,250,000
 Illinois Health
 Facilities Authority,
 Pooled Revolving Fund
 (LOC -- NBD Bank)
 (final maturity
 8/1/15)*...............   VMIG1/Aa3     A1+/AA-      3.40%   03/04/98    2,400,000      2,400,000
 Illinois Health
 Facilities Authority,
 Resurrection Health
 Care Systems (final
 maturity 5/1/11)*......   VMIG1/A2       NR/NR       3.70%   03/02/98    7,000,000      7,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
ILLINOIS -- (CONTINUED)
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series A
 (final maturity
 1/1/28)*...............   VMIG1/A2       NR/NR       3.80%   03/04/98  $ 8,100,000   $  8,100,000
 Illinois State Toll
 Highway Authority,
 Series B (LOC --
 Societe Generale) (MBIA
 Insured) (final
 maturity 1/1/10)*......   VMIG1/Aaa     A1+/AAA      3.35%   03/04/98    7,700,000      7,700,000
 University of Illinois,
 The Board of Trustees
 Health Services
 Facilities System,
 Series B (LOC --
 Landesbank Hessen)
 (final maturity
 10/1/26)*..............   VMIG1/Aaa     A1+/AAA      3.40%   03/04/98    7,600,000      7,600,000
                                                                                      ------------
                                                                                        71,450,000
                                                                                      ------------
INDIANA -- 1.8%
 Indiana Health Facility
 Financing Authority,
 Hospital Revenue Bonds,
 Deaconess Hospital,
 Inc. (LOC -- First
 National Bank of
 Chicago) (final
 maturity 1/1/22)*......   VMIG1/Aa3      NR/NR       3.40%   03/04/98    1,200,000      1,200,000
 Jasper County Pollution
 Control Revenue,
 Northern Indiana Public
 Service, Series A......     P1/NR        A1/NR       3.20%   03/12/98    8,000,000      8,000,000
 Rockport Pollution
 Control Revenue,
 Indiana Michigan Power
 Co. Project (AMBAC
 Insured) (final
 maturity 6/1/25)*......    NR/Aaa       NR/AAA       3.45%   03/04/98    3,600,000      3,600,000
                                                                                      ------------
                                                                                        12,800,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
IOWA -- 0.7%
 Iowa Higher Education
 Loan Authority, Private
 College (MBIA Insured)
 (final maturity
 12/1/15)*..............   VMIG1/Aaa     A1+/AAA      3.50%   03/04/98  $ 4,700,000   $  4,700,000
                                                                                      ------------
KENTUCKY -- 1.4%
 Kentucky
 Asset/Liability Tax &
 Revenue Anticipation
 Notes, Series A........    MIG1/NR      Sp1+/NR      4.50%   06/25/98   10,000,000     10,019,886
                                                                                      ------------
LOUISIANA -- 5.8%
 Ascension Parish
 Pollution Control,
 Borden Inc. Project
 (LOC -- Credit Suisse)
 (final maturity
 12/1/09)*..............   VMIG1/Aa2     A1+/AA       3.45%   03/04/98    5,500,000      5,500,000
 Louisiana State
 Offshore Terminal
 Authority, First Stage,
 Loop Inc. (LOC --
 Morgan Guaranty) (final
 maturity 9/1/17)*......   VMIG1/Aa1     A1+/AAA      3.45%   03/04/98    4,610,000      4,610,000
 Louisiana Public
 Facilities Authority
 Hospital Revenue,
 Willis-Knighton Medical
 Center (AMBAC Insured)
 (final maturity
 9/1/27)*...............   VMIG1/Aaa     A1+/AAA      3.45%   03/04/98   15,000,000     15,000,000
 Louisiana State General
 Obligation Bonds, Tax
 Exempt Eagle Trust,
 Series 1994 (AMBAC
 Insured) (final
 maturity 5/1/09)*......     NR/NR        A1/AA       3.56%   03/05/98   11,600,000     11,600,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
LOUISIANA -- (CONTINUED)
 Plaquemines Port
 Harbor & Term
 District, Chevron
 Pipe Line Company
 (final maturity
 9/1/08)*............     NR/Aa2         NR/AA         3.85%   03/02/98  $4,000,000  $ 4,000,000
                                                                                     -----------
                                                                                      40,710,000
                                                                                     -----------
MARYLAND -- 1.4%
 Gaithersburg
 Economic Development
 Authority, Asbury
 Methodist (MBIA
 Insured) (final
 maturity 7/1/27)*...      NR/NR        A1/AAA         3.45%   03/05/98  10,000,000   10,000,000
                                                                                     -----------
MICHIGAN -- 2.6%
 Grand Rapids Water
 Supply (final
 maturity 1/1/20)*...    VMIG1/Aaa      NR/AAA         3.35%   03/04/98   3,600,000    3,600,000
 Michigan Municipal
 Bond Authority,
 Series B............      NR/NR        NR/Sp1+        4.50%   07/02/98  10,000,000   10,022,713
 Michigan State
 Strategic Fund,
 Ltd., Consumers
 Power Co.
 (LOC -- Canadian
 Imperial Bank)
 (final maturity
 6/15/10)*...........     NR/Aa3        A1+/AA-        3.70%   03/02/98   4,900,000    4,900,000
                                                                                     -----------
                                                                                      18,522,713
                                                                                     -----------
MINNESOTA -- 0.9%
 Duluth Tax Increment
 Revenue, Lake
 Superior Paper
 (LOC -- Wachovia
 Bank) (final
 maturity 9/1/10)*...    VMIG1/Aa2      A1+/AA+        3.40%   03/05/98   3,600,000    3,600,000
 St. Cloud Health
 Care Facilities, St.
 Cloud Hospital,
 Series A
 (LOC -- Rabobank
 Nederland) (final
 maturity 7/1/27)*...      NR/NR        A1+/AAA        3.35%   03/05/98   3,000,000    3,000,000
                                                                                     -----------
                                                                                       6,600,000
                                                                                     -----------

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
MISSOURI -- 0.5%
 Columbia Water &
 Electric, Series B
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 12/1/15)*.....   VMIG1/Aa2     A1+/AA       3.40%   03/04/98  $ 1,400,000   $  1,400,000
 Missouri State Health &
 Educational Facilities
 Authority, Series B
 (MBIA Insured) (final
 maturity 6/1/22)*......    NR/Aaa       A1+/AAA      3.40%   03/04/98    2,000,000      2,000,000
                                                                                      ------------
                                                                                         3,400,000
                                                                                      ------------
MONTANA -- 0.3%
 Forsyth Pollution
 Control Revenue Bond,
 Portland General
 Electric Co.
 (LOC -- Union Bank of
 Switzerland) (final
 maturity 6/1/13)*......    P1/Aaa       A1+/AA+      3.40%   03/04/98    2,500,000      2,500,000
                                                                                      ------------
NEBRASKA -- 1.0%
 Lincoln County
 Commercial Paper.......     P1/NR        A1/NR       3.65%   03/12/98    3,900,000      3,900,000
 Nebraska Educational
 Facilities (FGIC
 Insured) (final
 maturity 12/1/00)*.....   VMIG1/Aaa     A1/AAA       3.75%   03/04/98    3,435,000      3,435,000
                                                                                      ------------
                                                                                         7,335,000
                                                                                      ------------
NEVADA -- 0.5%
 Las Vegas Commercial
 Paper..................     P1/NR        A1/NR       3.45%   03/10/98    3,500,000      3,500,000
                                                                                      ------------
NEW MEXICO -- 2.4%
 Farmington Pollution
 Control Revenue Bond,
 Arizona Public Service
 Co., Series B
 (LOC -- Barclays Bank)
 (final maturity
 9/1/24)*...............     P1/NR       A1+/AA       3.65%   03/02/98    9,000,000      9,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
NEW MEXICO -- (CONTINUED)
 New Mexico State
 Highway Commission
 (FSA Insured) (final
 maturity
 6/15/11)*...........    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98  $8,000,000  $ 8,000,000
                                                                                     -----------
                                                                                      17,000,000
                                                                                     -----------
NEW YORK -- 2.5%
 New York City
 General
 Obligation..........      P1/NR         A1/NR         3.00%   03/09/98   7,000,000    7,000,000
 New York State
 Transportation
 Authority (final
 maturity 4/1/10)*...    VMIG1/Aaa       NR/NR         3.50%   03/04/98   9,900,000    9,900,000
 Triborough Bridge
 and Tunnel Authority
 (FGIC Insured)
 (final maturity
 1/1/24)*............    VMIG1/Aaa      A1+/AAA        3.15%   03/04/98   1,100,000    1,100,000
                                                                                     -----------
                                                                                      18,000,000
                                                                                     -----------
NORTH CAROLINA -- 5.5%
 Charlotte Airport
 Revenue, Series A
 (MBIA Insured)
 (final maturity
 7/1/16)*............    VMIG1/Aaa      A1+/AAA        3.35%   03/04/98   2,000,000    2,000,000
 Lenoir County
 Hospital Revenue,
 Lenoir Memorial
 Hospital
 (LOC -- Wachovia
 Bank) (final
 maturity
 10/1/12)*...........    VMIG1/Aa2       NR/NR         3.45%   03/04/98   3,300,000    3,300,000
 North Carolina
 Commercial Paper....      P1/NR         A1/NR         3.70%   03/10/98   6,200,000    6,200,000
 North Carolina
 Eastern Municipal
 Power...............      P1/NR         A1/NR         3.45%   04/08/98   5,000,000    5,000,000
 North Carolina
 Medical Care
 Commission Hospital
 Revenue Bond, Moses
 H. Cone Memorial
 Hospital Project
 (LOC -- Wachovia
 Bank) (final
 maturity 9/1/02)*...      NR/NR        A1+/AA         3.40%   03/05/98   1,600,000    1,600,000
 North Carolina
 Municipal Power
 Agency, Catawba
 Project.............      P1/NR         A1/NR         3.00%   03/11/98   6,500,000    6,500,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
NORTH CAROLINA -- (CONTINUED)
 North Carolina Medical
 Care Community
 Retirement (LOC --
 LaSalle National Bank)
 (final maturity
 11/15/09)*.............     NR/NR       A1+/AA+      3.40%   03/04/98  $10,000,000   $ 10,000,000
 Raleigh-Durham Airport
 Authority, American
 Airlines Project,
 Series 1995B
 (LOC -- Royal Bank of
 Canada) (final maturity
 11/1/15)*..............     NR/NR       A1+/AA-      3.65%   03/02/98    4,200,000      4,200,000
                                                                                      ------------
                                                                                        38,800,000
                                                                                      ------------
OHIO -- 1.4%
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series B (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa       A1+/AAA      3.35%   03/04/98    3,325,000      3,325,000
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series F (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa       A1+/AAA      3.35%   03/04/98    2,530,000      2,530,000
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series G (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa       A1+/AAA      3.35%   03/04/98    4,000,000      4,000,000
                                                                                      ------------
                                                                                         9,855,000
                                                                                      ------------
OKLAHOMA -- 0.7%
 Oklahoma Water
 Resources Board State
 Loan Program Revenue
 Bonds (LOC -- Union
 Bank of Switzerland)
 (final maturity
 9/1/24)*...............     NR/NR       A1+/AA       3.55%   09/01/98    5,000,000      5,000,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
OREGON -- 1.4%
 Medford Oregon Hospital
 Facilities Authority,
 Rogue Valley Manor
 (final maturity
 5/15/27)*..............     NR/NR        A+/A2       3.60%   03/04/98  $10,000,000   $ 10,000,000
                                                                                      ------------
PENNSYLVANIA -- 12.5%
 Allegheny County
 Hospital Development
 Authority, St. Francis
 Hospital (LOC -- First
 National Bank of
 Chicago) (final
 maturity 11/1/27)*.....   VMIG1/Aa3     A1+/AA-      3.40%   03/04/98   20,000,000     20,000,000
 Allegheny County
 Industrial Development
 Authority, Duquesne
 Light Co., Series A
 (LOC -- Canadian
 Imperial Bank of
 Commerce) (final
 maturity 9/1/11)*......     NR/NR       A1+/AA-      3.85%   10/21/98    8,225,000      8,225,000
 Allegheny County
 Industrial Development
 Authority, Duquesne
 Light Co., Series A
 (LOC -- Canadian
 Imperial Bank of
 Commerce) (final
 maturity 9/1/11)*......     P1/NR       A1+/AA-      3.85%   10/21/98    3,700,000      3,700,000
 Delaware Valley
 Regulation Finance
 Authority Local
 Government, Series A
 (LOC -- Credit Suisse)
 (final maturity
 12/1/19)*..............   VMIG1/Aa3     A1+/AA       3.35%   03/04/98    3,000,000      3,000,000
 Emmaus General
 Authority Revenue Bond,
 Series B-16
 (LOC -- Kredietbank)
 (final maturity
 3/1/24)*...............    A1+/NR       SP1+/NR      3.45%   03/04/98    2,200,000      2,200,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
PENNSYLVANIA -- (CONTINUED)
 Emmaus General
 Authority Revenue
 Bond, Series E
 (final maturity
 3/1/24)*............     A1+/NR        SP1+/NR        3.50%   03/04/98  $1,400,000  $ 1,400,000
 Emmaus General
 Authority Revenue
 Bond, Series G
 (final maturity
 3/1/24)*............     A1+/NR        SP1+/NR        3.50%   03/04/98   5,000,000    5,000,000
 Quakertown General
 Authority, Pooled
 Financing Program,
 Series A (LOC -- PNC
 Bank) (final
 maturity 7/1/26)*...    VMIG1/A1        NR/NR         3.50%   03/04/98  21,000,000   21,000,000
 Quakertown Hospital
 Authority, HPS Group
 Pooled Financing
 (LOC -- PNC Bank)
 (final maturity
 7/1/05)*............    VMIG1/A1        NR/NR         3.50%   03/03/98  23,800,000   23,800,000
                                                                                     -----------
                                                                                      88,325,000
                                                                                     -----------
SOUTH CAROLINA -- 1.7%
 Piedmont Municipal
 Power Agency, South
 Carolina Electric
 Co., Series C (MBIA
 Insured) (final
 maturity 1/1/22)*...    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98   2,000,000    2,000,000
 Piedmont Municipal
 Power Agency, South
 Carolina Electric
 Co., Series D (MBIA
 Insured) (final
 maturity 1/1/25)*...    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98  10,100,000   10,100,000
                                                                                     -----------
                                                                                      12,100,000
                                                                                     -----------
TENNESSEE -- 3.1%
 Bristol Health &
 Education
 Facilities, Series
 1995A (final
 maturity 3/1/14)*...      NR/NR        A1/AAA         3.55%   03/04/98   8,500,000    8,500,000
 Clarksville Public
 Building Authority
 (final maturity
 11/1/27)*...........     A1/Aa3         NR/NR         3.45%   03/04/98   4,000,000    4,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)

TENNESSEE -- (CONTINUED)
 Metropolitan Government
 Nashville & Davidson
 County Health &
 Education Facilities,
 Adventist/Sunbelt,
 Series A (final
 maturity 11/15/26)*....   VMIG1/Aa3     A1+/AA+      3.40%   03/05/98  $ 9,350,000   $  9,350,000
                                                                                      ------------
                                                                                        21,850,000
                                                                                      ------------
TEXAS -- 10.5%
 Angelina & Neches River
 Authority Industrial
 Development Corp Solid
 Waste Disposal (TEEC,
 Inc. Temple-Inland)
 Series D (LOC -- Credit
 Suisse) (final maturity
 5/1/14)*...............    P1/Aa3        NR/NR       3.70%   03/02/98    5,300,000      5,300,000
 Grand Prairie Housing
 Financing Corp, Lincoln
 Property Co.(final
 maturity 6/1/10)*......     NR/NR       A1+/AAA      3.50%   03/04/98    6,700,000      6,700,000
 Grapevine Industrial
 Development Corporation
 Airport Revenue,
 Southern Air
 Transportation
 (LOC -- Bank One Texas)
 (final maturity
 3/1/10)*...............     NR/NR       A1+/AA       3.45%   03/05/98    2,300,000      2,300,000
 Harris County Health
 Facilities Development
 Corp, Memorial Hospital
 Systems, Series B
 (final maturity
 6/1/24)*...............   VMIG1/Aaa     A1+/AAA      3.35%   03/04/98    3,500,000      3,500,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
TEXAS -- (CONTINUED)
 Harris County,
 Industrial
 Development
 Pollution Control
 Revenue Bonds (Exxon
 Corporation) (final
 maturity 3/1/24)*...     NR/Aaa        A1+/AAA        3.65%   03/02/98  $1,000,000  $ 1,000,000
 Lower Neches Valley
 Authority, Chervon
 Corp. (final
 maturity
 2/15/17)*...........      NR/P1        A1+/AA         3.45%   03/17/98   4,700,000    4,700,000
 North Central Texas
 Commercial Paper....      P1/NR         A1/NR         3.70%   03/10/98   5,000,000    5,000,000
 North Texas
 Municipal Water
 District (AMBAC
 Insured) (final
 maturity 6/1/02)*...     NR/Aaa        NR/AAA         7.65%   06/01/98   2,280,000    2,349,584
 Nueces River
 Authority (final
 maturity 3/1/27)*...    VMIG1/NR       NR/AAA         3.56%   03/05/98  16,600,000   16,600,000
 Texas State Tax &
 Revenue Anticipation
 Notes, Series A.....     MIG1/NR       SP1+/NR        4.75%   08/31/98  22,000,000   22,097,620
 Tom Green County
 Health Facilities
 Development,
 Universal Health
 Services (LOC --
 Morgan Guaranty
 Trust) (final
 maturity
 12/1/15)*...........      NR/NR        A1+/AAA        3.40%   03/04/98   2,000,000    2,000,000
 University of Texas
 Board of Regents....      P1/NR         A1/NR         3.55%   05/14/98   3,000,000    3,000,000
                                                                                     -----------
                                                                                      74,547,204
                                                                                     -----------
UTAH -- 1.4%
 Intermountain Power
 Agency, Utah Power
 Supply Revenue
 (LOC -- Chase
 Manhattan Bank)
 (final maturity
 7/1/03)*............    VMIG1/Aaa       NR/NR         3.55%   03/04/98   9,900,000    9,900,000
                                                                                     -----------

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
VERMONT -- 1.4%
 Mt. Vernon Commercial
 Paper..................     P1/NR        A1/NR       3.60%   03/10/98  $ 3,290,000   $  3,290,000
 Vermont Education and
 Health Financing
 Agency, Middlebury
 College Project, Series
 A (final maturity
 11/1/27)*..............     NR/Aa        NR/AA       3.85%   05/01/98    2,075,000      2,077,706
 Vermont Education and
 Health Financing
 Agency, Middlebury
 College Project, Series
 A (final maturity
 5/1/28)*...............     NR/NR       A1+/AA       3.95%   05/01/98    4,700,000      4,700,000
                                                                                      ------------
                                                                                        10,067,706
                                                                                      ------------
VIRGINIA -- 0.9%
 Peninsula Port
 Authority of Virginia
 Coal Terminal, Dominion
 Terminal Associates
 Project, Series D
 (LOC -- Barclays Bank)
 (final maturity
 7/1/16)*...............    P1/Aa2        NR/NR       3.65%   03/02/98    2,000,000      2,000,000
 Peninsula Port
 Authority of Virginia,
 Dominion Terminal
 Associates Project.....     P1/NR        A1/NR       3.00%   03/11/98    4,035,000      4,035,000
                                                                                      ------------
                                                                                         6,035,000
                                                                                      ------------
WISCONSIN -- 3.6%
 Carlton Pollution
 Control Revenue,
 Wisconsin Power and
 Light Co. (final
 maturity 9/01/05)*.....   VMIG1/Aa2     A1+/AA       3.70%   03/02/98    2,900,000      2,900,000
 Wisconsin State
 Operating Note.........    MIG1/NR      SP1+/NR      4.50%   06/15/98    7,100,000      7,114,182

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
WISCONSIN -- (CONTINUED)
 Wisconsin State
 Operating Notes,
 Series 2............     MIG1/NR       SP1+/NR        4.50%   06/15/98  $10,000,000 $10,021,940
 Wisconsin
 Transportation
 Revenue.............      P1/NR         A1/NR         3.10%   03/10/98   5,159,000    5,159,000
                                                                                     -----------
                                                                                      25,195,122
                                                                                     -----------
WYOMING -- 1.8%
 Converse Country,
 Pacificcorp., Series
 1992................      P1/NR         A1/NR         3.25%   03/12/98  12,485,000   12,485,000
                                                                                     -----------
TOTAL INVESTMENTS -- 104.4%
 (AMORTIZED COST
 $738,223,760)(a)....                                                                738,223,760
LIABILITIES IN EXCESS
 OF OTHER ASSETS --
 (4.4%)..............                                                                (30,899,984)
                                                                                     -----------
NET ASSETS --
 100.0%..............                                                                $707,323,776
                                                                                     ===========

---------------

Percentages indicated are based on net assets of $707,323,776.
(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
FGIC --  Financial Guaranty Insurance Company.
 FSA --  Financial Security Assurance.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.

* Variable rate security. Maturity date reflects the next rate change date. (dagger) The ratings provided consist of short-term and long-term ratings.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 99.8%
CALIFORNIA -- 96.3%
 Abag Financial
 Authority, For Non-
 Profit Corporations,
 Certificates of
 Participation, Lucile
 Salter Packard Project
 (final maturity
 8/1/23)*................   VMIG1/AAA     A1+/AAA      3.00%   03/04/98   $ 1,930,000   $    1,930,000
 Alameda-Contra Costa
 Financing Authority,
 Certificates of
 Participation (final
 maturity 8/1/23)*.......     NR/NR       A1+/AA-      2.90%   03/05/98     5,000,000        5,000,000
 California Department of
 Water...................     P1/NR       A1+/NR       3.40%   04/16/98     2,330,000        2,330,000
 California General
 Obligation (final
 maturity 4/1/04)*
 (double dagger).........     NR/NR       A1+/AAA      3.00%   03/16/98    15,100,000       15,100,000
 California General
 Obligation..............     P1/A         A/A+        3.45%   03/24/98    11,000,000       11,000,000
 California General
 Obligation..............     P1/A         A/A+        3.55%   04/20/98    10,000,000       10,000,000
 California General
 Obligation..............     P1/A         A/A+        3.70%   03/06/98     6,000,000        6,000,000
 California General
 Obligation..............     P1/A         A/A+        3.65%   03/09/98     5,000,000        5,000,000
 California General
 Obligation..............     P1/A         A/A+        3.70%   03/06/98    10,000,000       10,000,000
 California General
 Obligation, Class A
 (final maturity
 2/1/06)*(double dagger).    A1+/AA        NR/NR       3.46%   03/05/98    10,000,000       10,000,000
 California Health
 Facilities Financing
 Authority (final
 maturity 7/1/20)*.......   VMIG1/AA       A1/AA       3.00%   03/04/98     4,200,000        4,200,000
 California Health
 Facilities Financing
 Authority (final
 maturity 8/1/16)**......    NR/AAA       NR/AAA       3.50%   05/01/98    11,300,000       11,300,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                       AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL      COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT      (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------    ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
 Facilities Financing
 Authority, Adventist
 Health System, Series
 A (MBIA Insured)
 (final maturity
 9/1/28)*.............    VMIG1/AAA      A1+/AAA        3.60%   03/04/98  $16,000,000 $  16,000,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1995C (MBIA
 Insured) (final
 maturity 7/1/11)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98  10,000,000     10,000,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1995D (MBIA
 Insured) (final
 maturity 7/1/18)*....    VMIG1/AAA      A1+/AAA        3.00%   03/04/98   9,700,000      9,700,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1996C (MBIA
 Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   5,700,000      5,700,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1997B (MBIA
 Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98  13,300,000     13,300,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare, Series
 1988A (MBIA Insured)
 (final maturity
 7/1/09)*.............    VMIG1/AAA      A1+/AAA        3.00%   03/04/98   3,700,000      3,700,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
 Facilities Financing
 Authority, Children's
 Hospital (MBIA
 Insured) (final
 maturity 11/1/21)*...    VMIG1/Aaa      A1+/AAA        2.90%   03/04/98  $7,550,000  $   7,550,000
 California Health
 Facilities Financing
 Authority, Scripps
 Memorial Hospital,
 Series 1991B (MBIA
 Insured) (final
 maturity 10/1/21)*...    VMIG1/AAA      A1+/AAA        3.05%   03/04/98   1,500,000      1,500,000
 California Health
 Facilities Financing
 Authority, St. Joseph
 Healthcare System,
 Series 1985A (final
 maturity 7/1/12)*....    VMIG1/AA3      A1+/AA         3.55%   03/02/98   2,240,000      2,240,000
 California Health
 Facilities Financing
 Authority, Sutter
 Healthcare
 Facilities, Series B
 (LOC -- Morgan
 Guaranty Trust)
 (final maturity
 3/1/20)*.............    VMIG1/AA1      A1+/AAA        3.65%   03/02/98   1,000,000      1,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority
 (MBIA Insured) (final
 maturity 8/1/07)*....     NR/AAA        NR/AAA         3.55%   08/01/98   2,000,000      2,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority
 (MBIA Insured) (final
 maturity 8/1/08)*....     NR/AAA        NR/AAA         3.55%   08/01/98   2,500,000      2,500,000
 California Housing
 Financing Agency,
 Multifamily, Series A
 (final maturity
 7/15/13)*............      NR/NR        A1+/AAA        2.95%   03/04/98   4,030,000      4,030,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Housing
 Financing Agency,
 Multifamily, Series B
 (final maturity
 7/15/13)*............      NR/NR        A1+/AAA        2.95%   03/04/98  $1,500,000  $   1,500,000
 California Housing
 Financing Agency,
 Series E (AMT) (final
 maturity 2/1/33)*....    VMIG1/AA2      A1+/AA-        3.55%   03/04/98  15,000,000     15,000,000
 California Pollution
 Control Financing
 Authority............      P1/NR         A1/NR         3.30%   03/12/98  14,000,000     14,000,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison --
 Series D.............      P1/NR         A1/NR         3.55%   05/19/98   6,200,000      6,200,000
 California Pollution
 Control Financing
 Authority, Atlantic
 Richfield Company
 Project, Series 1994A
 (AMT) (final maturity
 12/1/24)*............    VMIG1/A2        A1/A          3.70%   03/02/98   8,800,000      8,800,000
 California Pollution
 Control Financing
 Authority, Calsan,
 Inc. Project, Series
 A (AMT) (LOC-Wells
 Fargo Bank) (final
 maturity 12/1/11)*...      NR/NR         NR/NR         3.20%   03/04/98   1,700,000      1,700,000
 California Pollution
 Control Financing
 Authority, Chevron
 USA, Inc. Project,
 (final maturity
 11/15/01)*...........     NR/AA2         NR/AA         3.85%   05/15/98   2,408,462      2,408,462
 California Pollution
 Control Financing
 Authority, Delano
 Power Project (AMT)
 (LOC -- Algemene Bank
 Nederland) (final
 maturity 8/1/19)*....     NR/AA1         NR/NR         3.65%   03/02/98   4,900,000      4,900,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Honey Lake
 Power Company Project
 (AMT) (LOC -- Banque
 Nationale, Paris)
 (final maturity
 9/1/18)*.............     NR/Aa3         NR/NR         3.65%   03/02/98  $4,300,000  $   4,300,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1996A (AMT)
 (LOC -- Swiss Bank
 Corporation) (final
 maturity 12/1/16)*...      NR/NR        A1+/AAA        3.20%   03/04/98  15,000,000     15,000,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1997B (AMT)
 (LOC-Deutsche Bank)
 (final maturity
 11/1/26)*............      NR/NR        A1+/AAA        3.60%   03/02/98  53,250,000     53,250,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1997C (AMT)
 (LOC -- Kredietbank
 N.V.) (final maturity
 11/1/26)*............      NR/NR        A1+/AA+        3.65%   03/02/98  31,500,000     31,500,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series D.............      NR/NR        A1+/AA+        3.55%   03/10/98   6,800,000      6,800,000
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Martinez
 Project, Series 1994A
 (AMT) (final maturity
 10/1/24)*............    VMIG1/Aa1       NR/NR         3.60%   03/02/98  19,800,000     19,800,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Project,
 Series 1991A (final
 maturity 10/1/06)*...    VMIG1/AA1      A1+/AAA        3.55%   03/02/98  $1,300,000  $   1,300,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison Co.
 Project, Series 1986D
 (final maturity
 2/28/08)*............      P1/A1         A1/A+         3.90%   03/02/98   1,000,000      1,000,000
 California Pollution
 Control Financing
 Authority, Solid
 Waste Disposal
 Revenue, Taormina
 Industries, Inc.
 Project (AMT) (LOC --
 Sanwa Bank, Ltd.)
 (final maturity
 8/1/14)*.............    VMIG1/A1        NR/NR         3.85%   03/04/98   5,335,000      5,335,000
 California Pollution
 Control Financing
 Authority, Solid
 Waste Disposal
 Revenue, Taormina
 Industries, Inc.,
 Project, Series 1994B
 (AMT) (final maturity
 8/1/14)*.............    VMIG1/A1        NR/NR         3.85%   03/04/98   2,240,000      2,240,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         2.95%   03/10/98   3,300,000      3,300,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/10/98   2,000,000      2,000,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/12/98   3,600,000      3,600,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/18/98  15,000,000     15,000,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         2.90%   03/04/98   2,000,000      2,000,000
 California School
 Cash Reserve Program
 Authority, Series
 A....................     MIG1/NR       SP1+/NR        4.75%   07/02/98  37,110,666     37,110,666

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California State
 Department of Water
 (final maturity
 12/1/29)*............      NR/AA         A+/AA         3.41%   03/05/98  $8,300,000  $   8,300,000
 California State
 Municipal Receipts,
 Series SGA 54 (AMBAC
 Insured) (final
 maturity 6/1/21)*
 **...................      NR/NR         NR/NR         3.40%   03/04/98  15,950,000     15,950,000
 California State
 Municipal Receipts,
 Series SGA 72 (FGIC
 Insured) (final
 maturity 6/1/17)*
 ***..................      NR/NR        A1+/AAA        3.40%   03/04/98   2,000,000      2,000,000
 California State
 Municipal Receipts,
 Series SGB 7 (final
 maturity 9/1/21)*....      NR/NR        A1+/AAA        3.40%   03/04/98   3,975,000      3,975,000
 California State
 Revenue Anticipation
 Note.................     MIG1/NR       SP1+/NR        4.50%   06/30/98  14,491,929     14,491,929
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-1 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.00%   03/04/98   4,100,000      4,100,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-2 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.00%   03/04/98  28,000,000     28,000,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-5 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.15%   03/04/98  15,425,000     15,425,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-6 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.15%   03/04/98  $2,300,000  $   2,300,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-7 (AMT)
 (final maturity
 5/15/25)*............      NR/NR        NR/AAA         3.20%   03/04/98   8,800,000      8,800,000
 California Statewide
 Community Development
 Authority, Sutter
 Health Obligation
 Group (AMBAC Insured)
 (final maturity
 7/1/15)*.............      NR/NR         NR/NR         3.85%   03/02/98  24,600,000     24,600,000
 California Statewide
 Community Development
 Authority, Calsonic
 Project (final
 maturity 8/1/08)*....      NR/NR         NR/NR         3.65%   03/04/98   7,000,000      7,000,000
 California Statewide
 Community Development
 Authority, Chevron
 USA, Inc. Project
 (AMT) (final maturity
 12/15/24)*...........     NR/AA2         NR/NR         3.65%   03/02/98  12,400,000     12,400,000
 California Statewide
 Community Development
 Authority, Kaiser
 Permanente Foundation
 Hospital (final
 maturity 12/1/15)*...    VMIG1/AA3      A1+/A+         3.50%   03/04/98   3,400,000      3,400,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Statewide
 Community Development
 Authority, Merrills
 Packaging, Inc. (AMT)
 (LOC -- Bank of
 Tokyo) (final
 maturity 12/1/18)*...      NR/NR         A1/A+         3.65%   03/04/98  $1,605,000  $   1,605,000
 California Statewide
 Community Development
 Authority, Tax and
 Revenue Anticipation
 Note, Series B.......     NR/AAA        NR/AAA         4.75%   09/30/98   7,033,023      7,033,023
 California Statewide
 Community Development
 Authority, The
 Terraces at PK Marino
 Project (AMT) (LOC --
 Sanwa Bank,
 California) (final
 maturity 7/1/27)*....    VMIG1/A1        NR/NR         4.20%   03/04/98   7,355,000      7,355,000
 California
 Transportation
 Finance Authority
 (FSA Insured) (final
 maturity 10/1/27)*...      NR/NR        A1+/AAA        3.20%   03/04/98   6,600,000      6,600,000
 Camarillo Multifamily
 Housing Authority,
 Heritage Park Project
 (FNMA Insured) (final
 maturity 7/15/19)*...      NR/NR        A1+/AAA        3.00%   03/04/98   5,000,000      5,000,000
 Central Coast Water
 Authority California
 Revenue (final
 maturity 10/1/16)*...      NR/NR        A1+/AAA        3.36%   03/04/98   2,250,000      2,250,000
 Chula Vista
 Industrial
 Development Revenue..      P1/NR         A1/NR         3.15%   03/18/98   3,000,000      3,000,000
 Chula Vista
 Industrial
 Development, San
 Diego Gas & Electric
 Co., Series A (AMT)
 (final maturity
 3/1/23)*.............    VMIG1/A2        A1/A          3.75%   03/02/98     700,000        700,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Chula Vista
 Industrial
 Development, San
 Diego Gas & Electric
 Co., Series B (AMT)
 (final maturity
 12/1/27)*............    VMIG1/A1        A1/A+         3.30%   03/04/98  $11,000,000 $  11,000,000
 City of Long Beach
 (final maturity
 5/15/15)*............      NR/NR        A1+/AAA        3.31%   03/04/98   6,500,000      6,500,000
 Contra Costa County
 Tax & Revenue
 Anticipation Notes,
 Series A.............     MIG1/NR       SP1+/NR        4.50%   07/01/98  10,021,559     10,021,559
 Eastern Municipal
 Water District,
 California Water &
 Sewer, Certificates
 of Participation,
 Series B (FGIC
 Insured) (final
 maturity 7/1/20)*....    VMIG1/Aaa      A1+/AAA        2.90%   03/04/98  25,640,000     25,640,000
 Foothill/Eastern
 Corridor Agency, Toll
 Road Revenue, Series
 B (LOC -- Morgan
 Guaranty Trust)
 (final maturity
 1/2/35)*.............      NR/NR        A1+/AAA        2.90%   03/05/98   7,100,000      7,100,000
 Fremont Certificates
 of Participation,
 Family Residential
 Center (final
 maturity 8/1/28)*....      NR/NR        A1+/AA-        2.95%   03/04/98   2,000,000      2,000,000
 Fremont Multi-Family
 Housing Authority
 (LOC -- Bayerische
 Landesbank) (final
 maturity 9/1/14)*....      NR/NR        A1+/AAA        3.00%   03/05/98   6,000,000      6,000,000
 Grand Terrace
 Community
 Redevelopment Agency,
 Mt. Vernon Villas
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 12/1/11)*...      NR/NR         A2/A-         4.10%   03/04/98   1,650,000      1,650,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Hayward Multi-Family
 Housing Authority,
 Series A (final
 maturity 8/1/14)*....    VMIG1/Aaa      NR/AAA         2.90%   03/04/98  $9,600,000  $   9,600,000
 Huntington Beach
 Multi-Family Housing,
 Huntington Breakers,
 Series A (LOC --
 Sumitomo Bank, Ltd.)
 (final maturity
 7/1/14)*.............    VMIG1/A1        NR/NR         3.65%   03/04/98  10,300,000     10,300,000
 Indio Multi-Family
 Housing, Western
 Federal Savings
 Project (LOC -- Wells
 Fargo & Co.) (final
 maturity 6/1/05)*....      NR/NR         A1/A+         2.75%   03/05/98   2,900,000      2,900,000
 Irvine Improvement
 Board Act 1915,
 District 94-13
 (LOC -- Canadian
 Imperial Bank) (final
 maturity 9/2/22)*....    VMIG1/Aa3      A1+/AA-        3.65%   03/02/98   2,800,000      2,800,000
 Irvine Improvement
 Board Act 1915,
 District 94-15
 (LOC -- Dai-Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 9/2/20)*.............    VMIG1/A1       A2/BBB+        3.85%   03/02/98  12,733,000     12,733,000
 Ivrine Ranch Water
 District (LOC --
 National Westminster)
 (final maturity
 8/1/16)*.............    VMIG1/AA2       A1/A          3.65%   03/04/98   2,700,000      2,700,000
 Long Beach Health
 Facilities, Memorial
 Health Service (final
 maturity 10/1/16)*...    VMIG1/A1       A1+/AA-        3.05%   03/04/98  11,600,000     11,600,000
 Long Beach (AMT)
 (final maturity
 5/15/05)*............     P1/Aaa        A1/AAA         3.45%   03/04/98   4,995,000      4,995,000
 Long Beach County,
 Capital Asset........      P1/NR         A1/NR         3.20%   03/11/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles Community
 Redevelopment Agency,
 Academy Village
 Apartments (AMT)
 (LOC -- Swiss Bank)
 (final maturity
 10/1/19)*............    VMIG1/Aa1       NR/NR         3.05%   03/02/98  $15,000,000 $  15,000,000
 Los Angeles County
 Metro Transportation
 Sales Tax Revenue,
 Series 1993A (MBIA
 Insured) (final
 maturity 7/1/20)*....    VMIG1/Aaa      A1+/AAA        2.90%   03/05/98  31,150,000     31,150,000
 Los Angeles County
 Metropolitan
 Transportation
 Authority, Series
 SG-54 (final maturity
 7/1/17)*.............      NR/NR        A1+/AAA        3.41%   03/04/98   2,100,000      2,100,000
 Los Angeles County
 Pension Obligation,
 Series B (AMBAC
 Insured) (final
 maturity 6/30/07)*...    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   1,200,000      1,200,000
 Los Angeles County
 Tranportation
 Authority............      P1/NR        A1+/NR         2.85%   03/12/98   5,337,000      5,337,000
 Los Angeles County
 Transportation
 Authority, Series
 A....................      P1/NR        A1+/NR         3.70%   03/09/98   4,900,000      4,900,000
 Los Angeles County
 Transportation
 Commission Sales Tax
 Revenue, Series 1992A
 (FGIC Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   2,400,000      2,400,000
 Los Angeles County
 Transportation
 Commission Sales Tax
 Revenue, Series A....      P1/NR        A1+/NR         3.70%   03/09/98     100,000        100,000
 Los Angeles County
 Water Authority......      P1/NR        A1+/NR         3.15%   04/03/98  15,000,000     15,000,000
 Los Angeles County
 Waste Water
 Systems..............      P1/NR        A1+/NR         3.60%   03/12/98   1,500,000      1,500,000
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.30%   03/06/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.40%   03/25/98  $10,000,000 $  10,000,000
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.40%   03/06/98   5,000,000      5,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.35%   05/11/98  19,000,000     19,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.10%   03/17/98   5,000,000      5,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.75%   04/08/98  15,000,000     15,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.00%   03/06/98  10,000,000     10,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.10%   03/17/98  35,000,000     35,000,000
 Los Angeles Tax &
 Revenue Anticipation
 Notes................     MIG1/NR       SP1+/NR        4.50%   06/30/98  15,028,671     15,028,671
 Los Angeles
 Transportation
 Authority............      P1/NR        A1+/NR         2.95%   03/05/98   6,000,000      6,000,000
 Los Angeles Unified
 School District Tax &
 Revenue Anticipation
 Note.................     MIG1/NR       SP1+/NR        4.50%   10/01/98   7,026,456      7,026,456
 Marin County Tax &
 Revenue Anticipation
 Notes................     MIG1/NR        NR/NR         4.50%   07/31/98  20,052,238     20,052,238
 Metropolitan Water
 District, Southern
 California
 Waterworks, Series A
 (AMBAC Insured)
 (final maturity
 6/1/23)*.............    VMIG1/Aaa      A1+/AAA        2.90%   03/05/98   6,980,000      6,980,000
 Modesto County.......      P1/NR        A1+/NR         2.95%   03/12/98   8,000,000      8,000,000
 Modesto Irrigation
 District.............      P1/NR         A1/NR         3.10%   03/19/98   7,000,000      7,000,000
 Monterey County
 Financing Authority,
 Reclamation and
 Distribution Project
 (LOC -- Dai-Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 9/1/36)*.............    VMIG1/A1        NR/NR         3.90%   03/05/98  19,100,000     19,100,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Monterey Peninsula
 Water Management
 District,
 Certificates of
 Participation,
 Wastewater
 Reclamation Project
 (LOC -- Sumitomo
 Bank, Ltd.) (final
 maturity 7/1/22)*....    VMIG1/A1        A2/A-         3.50%   03/05/98  $21,600,000 $  21,600,000
 Monterey Waste
 Management Authority
 (LOC -- Dai Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 4/1/15)*.............      NR/NR        A2/BBB+        3.90%   03/02/98   3,400,000      3,400,000
 MSR Public Power
 Agency, California
 San Jaun Project,
 Series 1997E (MBIA
 Insured) (final
 maturity 7/1/22)*....    VMIG1/AAA      A1+/AAA        3.00%   03/04/98  15,200,000     15,200,000
 Ontario Industrial
 Development
 Authority, L.D.
 Brinkman & Co.
 (LOC -- Union Bank of
 California) (final
 maturity 4/1/15)*....      P1/NR         NR/NR         3.55%   03/02/98   3,000,000      3,000,000
 Orange County
 Apartment Development
 Authority, Bear Brand
 Apartments (final
 maturity 11/1/07)*...    VMIG1/Aa2       NR/NR         3.00%   03/04/98  19,500,000     19,500,000
 Orange County
 Apartment Development
 Authority, Pointe
 Niguel Project,
 Series C
 (LOC -- First
 Interstate Bancorp)
 (final maturity
 11/1/05)*............    VMIG1/Aa3       NR/NR         3.25%   03/05/98  13,000,000     13,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Orange County
 Apartment Development
 Authority, Traboco
 Wood Apartments
 (final maturity
 4/1/23)*.............    VMIG1/A1        NR/NR         2.70%   03/04/98  $2,670,000  $   2,670,000
 Orange County Housing
 Authority, Costa
 Partner Development,
 Series BB (final
 maturity 12/1/09)*...    VMIG1/Aa2       NR/NR         3.20%   03/03/98  12,000,000     12,000,000
 Orange County Special
 Finance Authority,
 Tetter Plan, Series B
 (LOC-IBJ Schroder
 Bank & Trust) (final
 maturity 11/1/14)*...      P1/A2         A2/A-         3.75%   03/04/98   5,825,000      5,825,000
 Otay Water District,
 Certificates of
 Participation (final
 maturity 9/1/26)*....     P1/Aaa        A+/AAA         3.00%   03/04/98   2,200,000      2,200,000
 Riverside County
 Community Facilities
 District, Special Tax
 No. 88-4 (LOC --
 Kredietbank N.V.)
 (final maturity
 9/1/14)*.............    VMIG1/AA2       NR/NR         3.05%   03/04/98   5,700,000      5,700,000
 Riverside County
 Housing Authority,
 Multi-Family Mortgage
 Revenue, Woodcreek
 Development (final
 maturity 7/15/18)*...      NR/NR        A1+/AAA        2.95%   03/04/98   2,000,000      2,000,000
 Riverside County
 Housing, Multi-Family
 Mortgage Revenue,
 Emirtus Park, Series
 B (final maturity
 7/15/18)*............      NR/NR        A1+/AAA        2.95%   03/04/98   3,100,000      3,100,000
 Riverside County
 School Financing
 Authority, Revenue
 Anticipation Note....     MIG1/NR        NR/NR         4.50%   10/01/98   8,028,373      8,028,373
 Riverside County
 Transportation
 Authority............      P1/NR         A1/NR         3.00%   03/12/98   5,000,000      5,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                        AMORTIZED
                        RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------    ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Sacramento County
 Multi-Family Housing,
 Series A (LOC --
 Dai-Ichi Kangyo Bank,
 Ltd.) (final maturity
 4/15/07)*............    VMIG1/A1        NR/NR         3.90%   03/05/98  $8,800,000  $   8,800,000
 Sacramento County Tax
 & Revenue
 Anticipation Note....     MIG1/NR       SP1+/NR        4.50%   09/30/98   3,010,504      3,010,504
 Sacramento Municipal
 Utility Authority....      P1/NR        A1+/NR         3.15%   03/27/98   8,000,000      8,000,000
 Sacramento County....      P1/NR        A1+/NR         3.35%   05/12/98  11,293,000     11,293,000
 San Bernardino County
 Housing Authority,
 Multi-Family Housing,
 Brookside Meadows,
 Series A (final
 maturity 8/1/05)*....    VMIG1/Aa2       NR/NR         3.10%   03/04/98  22,000,000     22,000,000
 San Diego Area Local
 Government,
 Certificates of
 Participation, Tax &
 Revenue Anticipation
 Notes................      NR/NR        SP1+/NR        4.50%   10/01/98   1,505,247      1,505,247
 San Diego City,
 Industrial
 Development
 Authority, San Diego
 Gas & Electric.......      P1/NR        A1+/NR         3.70%   03/09/98   1,500,000      1,500,000
 San Diego City,
 Industrial
 Development
 Authority, San Diego
 Gas & Electric,
 Series A.............      P1/NR        A1+/NR         3.65%   03/09/98   6,400,000      6,400,000
 San Diego County
 Housing Authority,
 Multi-Family Housing
 Revenue, Country
 Hills (final maturity
 8/15/13)*............      NR/NR        A1+/AAA        2.95%   03/05/98   4,590,000      4,590,000
 San Diego County Tax
 & Revenue
 Anticipation Notes...     MIG1/NR       SP1+/NR        4.50%   09/30/98  45,165,796     45,165,796
 San Diego County
 Water District
 Authority............      P1/NR        A1+/NR         3.70%   03/09/98   5,000,000      5,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Diego Housing
 Authority, Multi-
 Family Housing, Nobel
 Ct. Apartments,
 Series L (final
 maturity 12/1/08)*...    VMIG1/A2        NR/NR         3.00%   03/05/98  $11,910,000 $  11,910,000
 San Diego Housing
 Authority, Multi-
 Family Housing, Paseo
 Point Apartments,
 Series A (final
 maturity 8/1/15)*....    VMIG1/AA2       NR/NR         3.50%   03/04/98   1,500,000      1,500,000
 San Diego Industrial
 Development Revenue..      P1/NR        A1+/NR         3.35%   05/13/98   5,200,000      5,200,000
 San Francisco Airport
 Authority............      P1/NR        A1+/NR         3.10%   03/25/98   4,020,000      4,020,000
 San Francisco City
 and County Community
 International
 Airport, Series SG 88
 (final maturity
 5/1/21)*.............      NR/NR        A1+/AAA        3.38%   03/05/98   5,345,000      5,345,000
 San Francisco City
 and County Community
 International
 Airport, Series SGA
 50 (AMT) (MBIA
 Insured) (final
 maturity 5/1/16)*....      NR/NR        A1+/AAA        3.40%   03/04/98   7,500,000      7,500,000
 San Francisco City
 and County Community
 International
 Airport, Series SGA
 56 (AMT) (MBIA
 Insured) (final
 maturity 5/1/26)*....      NR/NR        A1+/AAA        3.40%   03/05/98   3,905,000      3,905,000
 San Francisco City
 and County
 Multi-Family Housing,
 Bayside Village
 Project D, Series A
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 12/1/05)*...    VMIG1/A2        NR/NR         3.85%   03/05/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Francisco City
 and County
 Multi-Family Housing,
 Winterland Project,
 Series 1985-C
 (LOC -- Citibank,
 N.A.) (final maturity
 6/1/06)*.............      NR/NR        A1+/AA-        2.70%   03/03/98  $1,500,000  $   1,500,000
 San Francisco
 Commercial Paper.....      P1/NR        A1+/NR         3.65%   03/10/98   7,500,000      7,500,000
 San Francisco
 Commercial Paper.....      P1/NR        A1+/NR         3.70%   03/19/98   5,000,000      5,000,000
 San Mateo County Tax
 & Revenue
 Anticipation Notes...      NR/NR        SP1+/NR        4.50%   07/01/98   7,015,770      7,015,770
 Santa Ana Unified
 School District,
 Certificates of
 Participation (LOC --
 Banque Nationale,
 Paris) (final
 maturity 7/1/15)*....    VMIG1/Aa3       NR/NR         3.00%   03/04/98   3,200,000      3,200,000
 Santa Clara County
 Multi-Family Housing
 Authority, Foxchase
 Apartments (FGIC
 Insured) (final
 maturity 11/1/07)*...    VMIG1/AAA      A1+/AAA        2.90%   03/05/98   1,500,000      1,500,000
 Santa Clara County,
 Transit Authority,
 Series 1985-A (LOC --
 Sumitomo Bank) (final
 maturity 6/1/15)*....    VMIG1/A1        NR/NR         4.05%   03/02/98  11,760,000     11,760,000
 Santa Clara Electric
 Revenue Authority,
 Series C (LOC --
 National Westminster)
 (final maturity
 7/1/10)*.............    VMIG1/Aa2       NR/NR         3.05%   03/02/98   1,700,000      1,700,000
 Southeast Recovery
 Facility, Series A
 (LOC -- Industrial
 Bank of Japan Ltd.)
 (final maturity
 12/1/18)*............    VMIG1/A2        A2/A-         3.95%   03/02/98  19,100,000     19,100,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Southeast Recovery
 Facility, Series B
 (AMT) (LOC --
 Industrial Bank of
 Japan Ltd.) (final
 maturity 12/1/18)*...    VMIG1/A2        A2/A-         4.10%   03/04/98  $3,300,000  $   3,300,000
 Southern California
 Metropolitan Water
 District.............      P1/NR        A1+/NR         2.80%   03/06/98   4,000,000      4,000,000
 Southern California
 Metropolitan Water
 District.............      P1/NR        A1+/NR         3.70%   03/11/98   5,700,000      5,700,000
 Southern California
 Public Power
 Authority (AMBAC
 Insured) (final
 maturity 7/1/19)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/02/98  10,300,000     10,300,000
 Southern California
 Public Power
 Authority, Palo Verde
 Project (AMBAC
 Insured) (final
 maturity 7/1/17)*....    VMIG1/AAA      A1+/AAA        3.00%   03/02/98   1,200,000      1,200,000
 Vallejo Industrial
 Development
 Authority, Meyer
 Cookware Industries
 Project, Series A
 (AMT) (LOC -- Bank of
 Tokyo) (final
 maturity 12/1/23)*...      NR/NR         A1/A+         3.80%   03/02/98   3,300,000      3,300,000
 Victor Valley
 Community College,
 Certificates of
 Participation,
 Capital Improvement
 Refining Project
 (LOC -- Banque
 Nationale, Paris)
 (final maturity
 12/1/28)*............      NR/NR         A1/A          3.05%   03/04/98   5,000,000      5,000,000
 Washington Township
 Hospital, Alameda
 County, Series A
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 1/1/16)*....    VMIG1/A2        NR/NR         3.70%   03/05/98   5,900,000      5,900,000

---------------
See Notes to Financial Statements.

                             MOODY'S         S&P                                        AMORTIZED
                         RATINGS(dagger)  RATINGS(dagger)      MATURITY   PRINCIPAL       COST
       DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------         -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Woodland Multi-Family
 Mortgage Revenue
 (final maturity
 8/1/18)*.............      NR/NR        A1+/AAA        2.95%   03/04/98  $1,800,000  $   1,800,000
                                                                                      -------------
                                                                                      1,388,466,694
                                                                                      -------------
PUERTO RICO -- 3.5%
 Puerto Rico
 Commercial Paper.....      P1/NR        A1+/NR         2.85%   03/10/98  27,350,000     27,350,000
 Puerto Rico
 Commercial Paper.....      P1/NR        A1+/NR         2.90%   03/13/98  20,000,000     20,000,000
 Puerto Rico Electric
 Power Authority,
 Series SGA 43 (final
 maturity 7/1/22)*....      NR/NR        A1+/AAA        3.35%   03/02/98   2,900,000      2,900,000
                                                                                      -------------
                                                                                         50,250,000
                                                                                      -------------
TOTAL INVESTMENTS -- 99.8%
 (AMORTIZED COST
 $1,438,716,694)(a)...                                                                1,438,716,694
OTHER ASSETS IN EXCESS
 OF
LIABILITIES -- 0.2%...                                                                    2,921,055
                                                                                      -------------
NET ASSETS -- 100.0%..                                                                $1,441,637,749
                                                                                      =============

---------------

Percentages indicated are based on net assets of $1,441,637,749.
(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
FGIC --  Financial Guaranty Insurance Company.
FNMA --  Federal National Mortgage Association.
 FSA --  Financial Security Assurance.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.

 * Variable rate security. Maturity date reflects the next rate change date.
 ** Security includes put feature.
*** Security includes call feature.
(dagger) The ratings provided consist of short-term and long-term ratings. (double dagger) 144A -- Security was purchased pursuant to Rule 144A under the
                        Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 17.4% of net assets.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

                                                                               CALIFORNIA
                                                               TAX-EXEMPT      TAX-EXEMPT
                                                                 MONEY        MONEY MARKET
                                                                  FUND            FUND
                                                              ------------   --------------

ASSETS:

 Investments in securities, at value (amortized cost
   $738,223,760, and $1,438,716,694, respectively)..........  $738,223,760   $1,438,716,694
 Cash.......................................................        93,018          284,558
 Interest Receivable........................................     4,892,966        9,195,297
 Prepaid expenses...........................................        34,227               --
                                                              ------------   --------------
Total Assets................................................   743,243,971    1,448,196,549
                                                              ------------   --------------
LIABILITIES:
 Dividends payable..........................................     1,080,905          813,814
 Payable for investment securities purchased................    34,410,000        5,000,000
 Investment advisory fees payable...........................        54,741          109,687
 Administration fees payable................................        54,663          109,531
 Special management fees payable (Pacific Horizon Shares)...        69,563          142,473
 Shareholder service fees payable (Horizon Service
   Shares)..................................................        34,905          131,670
 Shareholder service fees payable (X Shares)................            --            6,000
 Shareholder service fees payable (S Shares)................         5,382           25,219
 Distribution fees payable (X Shares).......................            --            7,197
 Distribution fees payable (S Shares).......................        39,748           30,269
 Custodian and fund accounting fees payable.................        53,706           46,471
 Transfer agent fees payable................................        14,191           45,653
 Legal fees payable.........................................         7,219           13,367
 Other accrued expenses.....................................        95,172           77,449
                                                              ------------   --------------
Total Liabilities...........................................    35,920,195        6,558,800
                                                              ------------   --------------
NET ASSETS..................................................  $707,323,776   $1,441,637,749
                                                              ============   ==============
Net Assets:
 Pacific Horizon Shares.....................................  $150,935,560   $  597,734,078
 Horizon Shares.............................................   343,844,011               --
 Horizon Service Shares.....................................   185,806,464      671,563,654
 X Shares...................................................            --       30,710,096
 S Shares...................................................    26,737,741      141,629,921
                                                              ------------   --------------
Total.......................................................  $707,323,776   $1,441,637,749
                                                              ============   ==============
Shares Outstanding ($0.001 par value, 50 billion and 40
 billion shares authorized, respectively):
 Pacific Horizon Shares.....................................   150,961,873      597,750,253
 Horizon Shares.............................................   343,994,016               --
 Horizon Service Shares.....................................   185,835,775      671,602,739
 X Shares...................................................            --       30,711,906
 S Shares...................................................    26,737,717      141,630,149
                                                              ------------   --------------
Total.......................................................   707,529,381    1,441,695,047
                                                              ============   ==============
NET ASSET VALUE, OFFERING PRICE, AND
 REDEMPTION PRICE PER SHARE.................................  $       1.00   $         1.00
                                                              ============   ==============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $    707,479   $    1,441,695
 Additional paid-in capital.................................   706,768,542    1,440,189,891
 Accumulated undistributed net investment income............        52,442           62,301
 Accumulated net realized losses on investment
   transactions.............................................      (204,687)         (56,138)
                                                              ------------   --------------
NET ASSETS, FEBRUARY 28, 1998...............................  $707,323,776   $1,441,637,749
                                                              ============   ==============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

                                                                            CALIFORNIA
                                                                            TAX-EXEMPT
                                                              TAX-EXEMPT       MONEY
                                                                 MONEY        MARKET
                                                                 FUND          FUND
                                                              -----------   -----------
INVESTMENT INCOME:
 Interest...................................................  $23,523,919   $41,030,924
                                                              -----------   -----------
EXPENSES:
 Investment advisory fees...................................     636,863      1,149,877
 Administration fees........................................     636,863      1,149,877
 Special management fees (Pacific Horizon Shares)...........     384,228      1,851,005
 Shareholder service fees (Horizon Service Shares)..........     464,176      1,340,735
 Shareholder service fees (X Shares)........................          --         91,193
 Shareholder service fees (S Shares)........................      19,016        116,192
 Distribution fees (X Shares)...............................          --        109,431
 Distribution fees (S Shares)...............................      57,047        368,434
 Custodian and fund accounting fees.........................     193,481        147,835
 Transfer agent fees........................................      48,601         98,992
 Legal fees.................................................      36,242         65,288
 Other expenses.............................................     246,990        225,316
                                                              -----------   -----------
   Total Expenses...........................................   2,723,507      6,714,175
 Less: Fee waivers..........................................     (34,227)      (377,448)
       Expenses paid by third parties.......................     (11,286)        (6,195)
                                                              -----------   -----------
Total Net Expenses..........................................   2,677,994      6,330,532
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................  20,845,925     34,700,392
NET REALIZED LOSSES ON INVESTMENTS:
 Net realized losses on investment transactions.............     (33,324)       (45,278)
                                                              -----------   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $20,812,601   $34,655,114
                                                              ===========   ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               CALIFORNIA TAX-EXEMPT
                                       TAX-EXEMPT MONEY FUND                     MONEY MARKET FUND
                                -----------------------------------     -----------------------------------
                                            YEAR ENDED                              YEAR ENDED
                                -----------------------------------     -----------------------------------
                                 FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,
                                     1998                1997                1998                1997
                                ---------------     ---------------     ---------------     ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income........  $    20,845,925     $    13,859,405     $    34,700,392     $    24,332,592
 Net realized gains (losses)
   on investment
   transactions...............          (33,324)            (26,740)            (45,278)             26,388
                                ---------------     ---------------     ---------------     ---------------
Change in net assets resulting
 from operations..............       20,812,601          13,832,665          34,655,114          24,358,980
                                ---------------     ---------------     ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:
   Pacific Horizon Shares.....       (3,710,722)         (1,704,176)        (15,910,817)        (14,425,062)
   Horizon Shares.............      (11,040,725)         (8,858,516)                 --                  --
   Horizon Service Shares.....       (5,881,059)         (3,296,713)        (16,451,344)         (9,708,150)
   S Shares...................         (213,419)(c)              --          (1,319,384)(b)              --
   X Shares...................               --                  --          (1,018,847)           (199,380)(a)
                                ---------------     ---------------     ---------------     ---------------
Change in net assets from
 shareholder distributions....      (20,845,925)        (13,859,405)        (34,700,392)        (24,332,592)
                                ---------------     ---------------     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares
     issued...................    1,756,343,172       1,611,040,281       3,024,788,107       2,140,307,421
   Dividends reinvested.......        5,686,685           2,774,538          26,426,275          19,760,377
   Cost of shares redeemed....   (1,574,206,334)     (1,481,260,268)     (2,603,253,345)     (1,897,767,756)
                                ---------------     ---------------     ---------------     ---------------
Change in net assets from
 capital share transactions...      187,823,523         132,554,551         447,961,037         262,300,042
                                ---------------     ---------------     ---------------     ---------------
Change in net assets..........      187,790,199         132,527,811         447,915,759         262,326,430
NET ASSETS:
   Beginning of year..........      519,533,577         387,005,766         993,721,990         731,395,560
                                ---------------     ---------------     ---------------     ---------------
   End of year................  $   707,323,776     $   519,533,577     $ 1,441,637,749     $   993,721,990
                                ===============     ===============     ===============     ===============
Accumulated Undistributed Net
 Investment Income............  $        52,442     $        52,442     $        62,301     $        62,301
                                ===============     ===============     ===============     ===============

---------------

(a) Period from October 2, 1996 (inception date) to February 28, 1997.

(b) Period from June 18, 1997 (inception date) to February 28, 1998.

(c) Period from July 8, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Tax-Exempt Money Fund (the "Tax-Exempt Fund") and Pacific Horizon California Tax-Exempt Money Market Fund (the "California Tax-Exempt Fund"), collectively the "Funds", individually the "Fund".

    The Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Shares, Horizon Service Shares and effective July 8, 1997, S Shares) and California Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Service Shares, and effective October 2, 1996, X Shares and effective June 18, 1997, S Shares). The California Tax-Exempt Fund is authorized to issue a fourth class of shares (Horizon Shares). Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X Shares and S Shares have a Distribution and Services Plan.

    The Funds' seek to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal and daily liquidity. In addition, the California Tax-Exempt Fund seeks to provide income that is also exempt from California state income taxes.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospec-tuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor"), also a wholly-owned subsidiary of BISYS, served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between principal amount due at maturity and initial cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                               ACCUMULATED         ACCUMULATED NET
                                            UNDISTRIBUTED NET    REALIZED GAIN/(LOSS)
                   FUND                     INVESTMENT INCOME       ON INVESTMENTS
                   ----                     ------------------   --------------------
Tax-Exempt Fund...........................       $     --              $(16,664)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the Tax-Exempt Fund and California Tax-Exempt Fund had the following capital loss carryovers:

                                                            CAPITAL LOSS   EXPIRATION
                           FUND                              CARRYOVER        DATE
                           ----                             ------------   ----------
Tax-Exempt Fund...........................................    $ 14,011        2000
                                                                71,218        2002
                                                                19,132        2003
                                                                36,425        2004
                                                                30,577        2005
                                                                15,133        2006
                                                              --------
                                                              $186,496
                                                              ========
California Tax-Exempt Fund................................    $  4,266        2004
                                                                51,872        2006
                                                              --------
                                                                56,138
                                                              ========

    To the extent that these loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year ended February 28, 1998, $16,664 of capital loss carryovers expired for the Tax-Exempt Fund.

    Capital losses incurred after October 31 for the Tax-Exempt Fund and the California Tax-Exempt Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and elected to defer capital losses of $18,190 and $1,893, respectively, incurred after October 31, 1997.

OTHER:

    The Funds maintain a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $11,286 and $6,195 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement and an Administration Agreement with Bank of America. For the period ended September 15, 1997, the Fund's had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Bank of America is entitled to an Advisory fee from each Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $3 billion of net assets, plus 0.09% of each Fund's next $2 billion of net assets, plus 0.08% of each Fund's net assets in excess of $5 billion. The Administration Agreement entitled Bank of America to fees from each Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $7 billion of net assets, plus 0.09% of each Fund's next $3 billion of net assets, plus 0.08% of each Fund's net assets in excess of $10 billion. During the period March 1, 1997 through September 15, 1997, the Funds had an Administration Agreement with BISYS. Administration fee rates paid to BISYS were the same as those currently paid to Bank of America. The Funds were advised that for the period September 15, 1997 through February 28, 1998, Bank of America and for the period March 1, 1997 through September 15, 1997, BISYS earned the following amounts pursuant to the respective Administrative Agreements:

                                                              BANK OF
                                                            AMERICA AND
                          FUND                              AFFILIATES      BISYS
                          ----                              -----------     -----
Tax-Exempt Fund..........................................    $322,955      $313,908
California Tax-Exempt Fund...............................     575,370       574,507

    The Funds have adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Funds of a fee at an annual rate of 0.32% and 0.35% for the Tax-Exempt Money Fund and California Tax-Exempt Fund, respectively, of the average daily net assets of the outstanding Pacific Horizon Shares of each Fund. Currently, the California Tax-Exempt Fund is waiving 0.03% in special management fees. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates, and PDI (from September 15 through February 28, 1998), and BISYS (prior to September 15, 1997). Under the Services Agreement and Services Plan, Bank of America, PDI (from September 15 through February 28, 1998), and BISYS (prior to September 15, 1997) waived $158,626, $218 and $525, respectively, in special management fees for the California Tax-Exempt Fund. For the year ended February 28, 1998, for the period September 15, 1997 through February 28, 1998 and for the period March 1, 1997 through September 15, 1997, the Funds were advised that Bank of America and its affiliates, PDI and BISYS earned the following amounts pursuant to the Services Agreement and Services Plan, respectively:

                                                      BANK OF
                                                    AMERICA AND
                      FUND                          AFFILIATES       PDI     BISYS
                      ----                          -----------     ------   -----
Tax-Exempt Fund..................................   $  377,885      $2,580   $2,939
California Tax-Exempt Fund.......................    1,676,744       2,304    5,548

    The Funds have also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Funds of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                                 BANK OF
                                                               AMERICA AND
                            FUND                               AFFILIATES
                            ----                               -----------
Tax-Exempt Fund.............................................   $  422,932
California Tax-Exempt Fund..................................    1,187,827

    The California Tax-Exempt Fund has adopted the Distribution and Services Plan under which the Fund paid PDI and the Former Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares. For the year ended February 28, 1998, the Fund was advised that Bank of America and its affiliates earned $200,624 pursuant to the Distribution and Services Plan.

    The Funds have adopted the Distribution and Services Plan under which the Fund pays the Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Funds' S shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                                 BANK OF
                                                               AMERICA AND
                            FUND                               AFFILIATES
                            ----                               -----------
Tax-Exempt Fund.............................................    $ 41,836
California Tax-Exempt Fund..................................     266,540

    For the same period, the Funds were advised that Bank of America and its Affiliates waived $34,227 and $218,079 for the Tax-Exempt Fund and the California Tax-Exempt Fund, respectively.

    From the period October 24, 1997 through February 28, 1998 PFPC earned $5,088 and $43,682 from the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities for the Funds, BISYS Ohio earned $43,513 and $55,310 from the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Tax-Exempt Fund and California Tax-Exempt Fund incurred legal charges totaling $36,242 and $65,288, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an applicable percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $33,960 and $5,064 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Tax-Exempt Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations. The California Tax-Exempt Fund invests substantially all of its assets in a nondiversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments.

    The Tax-Exempt Fund and the California Tax-Exempt Fund had the following concentrations by industry sector at February 28, 1998 (as a percentage of total investments):

                                                                        CALIFORNIA
                                                           TAX-EXEMPT   TAX-EXEMPT
                                                              FUND         FUND
                                                           ----------   ----------
Airport Facilities.......................................       1.2%         0.6%
Certificates of Participation............................        --          0.5
Commercial Paper.........................................      11.4         25.4
Education................................................       8.1          0.3
General Obligations......................................      12.3          4.9
Healthcare...............................................      21.7          7.9
Housing Developments.....................................       0.9         16.6
Industrial Development Revenue...........................       4.7          3.4
Municipal Notes & Bonds..................................       4.4          1.3
Pollution Control........................................       2.7         10.5
Power Projects...........................................       2.5          1.0
Revenue..................................................      14.0         12.9
Sewer Projects...........................................        --          3.9
Special Tax..............................................       7.2          6.2
Transportation...........................................       2.4          1.5
Turnpike, Road & Bridge Development......................       0.1           --
Utilities................................................       3.3          0.1
Water Projects...........................................       3.1          3.0
                                                             ------       ------
                                                              100.0%       100.0%
                                                             ======       ======

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

                                                                             CALIFORNIA
                                          TAX-EXEMPT                         TAX-EXEMPT
                                          MONEY FUND                     MONEY MARKET FUND
                               --------------------------------    ------------------------------
                                          YEAR ENDED                         YEAR ENDED
                                FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,     FEBRUARY 28,
                                    1998              1997              1998             1997
                                ------------      ------------      ------------     ------------
PACIFIC HORIZON SHARES
 Issued......................     248,974,300       230,496,897       924,399,780     917,590,384
 Reinvested..................       3,683,304         1,545,273        15,765,764      13,790,272
 Redeemed....................    (188,139,622)     (195,234,875)     (835,476,867)   (966,354,368)
                               --------------    --------------    --------------    ------------
Net increase/(decrease)......      64,517,982        36,807,295       104,688,677     (34,973,712)
                               ==============    ==============    ==============    ============
HORIZON SHARES
 Issued......................   1,016,879,219       997,203,792                --              --
 Reinvested..................          60,094           135,161                --              --
 Redeemed....................    (937,199,915)   (1,035,902,063)               --              --
                               --------------    --------------    --------------    ------------
Net increase/(decrease)......      79,739,398       (38,563,110)               --              --
                               ==============    ==============    ==============    ============
HORIZON SERVICE SHARES
 Issued......................     444,505,307       383,339,592     1,844,862,775    1,184,396,760
 Reinvested..................       1,729,858         1,094,104         8,320,478       5,770,710
 Redeemed....................    (429,406,739)     (250,123,330)   (1,653,155,809)   (921,990,855)
                               --------------    --------------    --------------    ------------
Net increase.................      16,828,426       134,310,366       200,027,444     268,176,615
                               ==============    ==============    ==============    ============
X SHARES
 Issued......................              --                --        62,397,815      38,320,277
 Reinvested..................              --                --         1,019,371         199,395
 Redeemed....................              --                --       (61,802,419)     (9,422,533)
                               --------------    --------------    --------------    ------------
Net increase.................              --                --         1,614,767    29,097,139(a)
                               ==============    ==============    ==============    ============
S SHARES
 Issued......................      45,984,346                --       193,127,737              --
 Reinvested..................         213,429                --         1,320,662              --
 Redeemed....................     (19,460,058)               --       (52,818,250)             --
                               --------------    --------------    --------------    ------------
Net increase.................      26,737,717(c)             --       141,630,149(b)           --
                               ==============    ==============    ==============    ============

---------------

(a)  Period from October 2, 1996 (inception date) to February 28,
     1997.
(b)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(c)  Period from July 8, 1997 (inception date) to February 28,
     1998.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                           YEAR ENDED                                   PERIOD
                                 ---------------------------------------------------------------        ENDED
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995           1994(a)
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0310           0.0290           0.0327           0.0253           0.0124
Less dividends to shareholders
 from net investment income....     (0.0310)         (0.0290)         (0.0327)         (0.0253)         (0.0124)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.14%            2.94%            3.32%            2.56%            1.25%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    151         $     86         $     50         $     37         $     50
 Ratio of expenses to average
   net assets..................        0.60%            0.60%            0.63%            0.60%            0.60%(c)
 Ratio of net investment income
   to average net assets.......        3.09%            2.91%            3.26%            2.47%            1.95%(c)
 Ratio of expenses to average
   net assets*.................            (b)(e)           (b)              (b)              (b)          0.61%(c)
 Ratio of net investment income
   to average net assets*......            (b)(e)           (b)              (b)              (b)          1.94%(c)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 9, 1993 (inception date) to February 28,
     1994.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Annualized.
(d)  Not annualized.
(e)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0342           0.0322           0.0359           0.0285           0.0225
Less dividends to shareholders
 from net investment income....     (0.0342)         (0.0322)         (0.0359)         (0.0285)         (0.0225)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.47%            3.27%            3.65%            2.89%            2.27%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    344         $    264         $    303         $    382         $    515
 Ratio of expenses to average
   net assets..................        0.28%            0.28%            0.31%            0.28%            0.28%
 Ratio of net investment income
   to average net assets.......        3.41%            3.22%            3.58%            2.81%            2.25%
 Ratio of expenses to average
   net assets*.................            (a)(b)           (a)              (a)              (a)          0.29%
 Ratio of net investment income
   to average net assets*......            (a)(b)           (a)              (a)              (a)          2.24%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00       1.$00......        $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0317           0.0297           0.0334       0.0260....           0.0200
Less dividends to shareholders
 from net investment income....     (0.0317)         (0.0297)         (0.0334)         (0.0260).        (0.0200)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00       1.$00......        $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.22%            3.01%            3.39%            2.63%.           2.02%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    186         $    169         $     35       39$........        $     48
 Ratio of expenses to average
   net assets..................        0.53%            0.53%            0.56%            0.53%.           0.53%
 Ratio of net investment income
   to average net assets.......        3.17%            2.98%            3.34%            2.57%.           2.04%
 Ratio of expenses to average
   net assets*.................          (a)(b)           (a)              (a)              (a).           0.57%
 Ratio of net investment income
   to average net assets*......          (a)(b)           (a)              (a)              (a).           2.00%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0184
Less dividends to shareholders from net investment income...     (0.0184)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.85%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $     27
  Ratio of expenses to average net assets...................        0.81%(b)
  Ratio of net investment income to average net assets......        2.76%(b)
  Ratio of expenses to average net assets*..................        1.25%(b)(d)
  Ratio of net investment income to average net assets*.....        2.32%(b)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 8, 1997 (inception date) to February 28,
     1998.
(b)  Annualized.
(c)  Not annualized.
(d)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0302           0.0284           0.0324           0.0249           0.0186
 Net realized gains/(losses) on
   investment transactions.....          --               --          (0.0001)         (0.0001)          0.0002
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0302           0.0284           0.0323           0.0248           0.0188
Less dividends to shareholders
 from net investment income....     (0.0302)         (0.0284)         (0.0324)         (0.0249)         (0.0186)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --          (0.0001)         (0.0001)          0.0002
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.06%            2.88%            3.29%            2.52%            1.88%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    598         $    493         $    528         $    187         $    204
 Ratio of expenses to average
   net assets..................        0.57%            0.57%            0.62%            0.62%            0.66%
 Ratio of net investment income
   to average net assets.......        3.01%            2.83%            3.35%            2.48%            1.86%
 Ratio of expenses to average
   net assets*.................        0.60%(b)         0.60%**          0.63%**              (a)          0.68%
 Ratio of net investment income
   to average net assets*......        2.98%(b)         2.80%                (b)              (a)          1.84%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1997 and February 29,
     1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                             --------------------------------------------------------------------------------
                             FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                 1998             1997             1996             1995             1994
                             ------------     ------------     ------------     ------------     ------------

HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                               --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.....      0.0309           0.0291           0.0331           0.0256           0.0198
 Net realized
   gains/(losses) on
   investment
   transactions............          --               --           0.0001          (0.0001)         (0.0001)
                               --------         --------         --------         --------         --------
Total income from
 investment operations.....      0.0309           0.0291           0.0332           0.0255           0.0197
Less dividends to
 shareholders from net
 investment income.........     (0.0309)         (0.0291)         (0.0331)         (0.0256)         (0.0198)
                               --------         --------         --------         --------         --------
Net change in net asset
 value per share...........          --               --           0.0001          (0.0001)         (0.0001)
                               --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR...............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                               ========         ========         ========         ========         ========
Total return...............        3.13%            2.95%            3.36%            2.59%            2.00%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..............    $    671         $    472         $    203         $     88         $    124
 Ratio of expenses to
   average net assets......        0.50%            0.50%            0.55%            0.55%            0.53%
 Ratio of net investment
   income to average net
   assets..................        3.06%            2.92%            3.43%            2.50%            1.98%
 Ratio of expenses to
   average net assets*.....            (a)(b)           (b)          0.55%**              (a)          0.60%
 Ratio of net investment
   income to average net
   assets*.................            (a)(b)           (b)          3.42%                (a)          1.91%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the year ended February 29, 1996 the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR ENDED    PERIOD ENDED
                                                         FEBRUARY 28,   FEBRUARY 28,
                                                             1998         1997(a)
                                                         ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........    $   1.00       $   1.00
Income from Investment Operations:
  Net investment income................................      0.0279         0.0107
Less dividends to shareholders from net investment
  income...............................................    (0.0279)       (0.0107)
                                                           --------       --------
Net change in net asset value per share................          --             --
                                                           --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD...............    $   1.00       $   1.00
                                                           ========       ========
Total return...........................................        2.83%          1.09%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...............    $     31       $     29
  Ratio of expenses to average net assets..............        0.80%          0.80%(c)
  Ratio of net investment income to average net
    assets.............................................        2.80%          2.66%(c)
  Ratio of expenses to average net assets*.............         (b)            (b)
  Ratio of net investment income to average net
    assets*............................................         (b)            (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from October 2, 1996 (inception date) to February 28,
     1997.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0194
Less dividends to shareholders from net investment income...     (0.0194)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.96%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    141
  Ratio of expenses to average net assets...................        0.79%(c)
  Ratio of net investment income to average net assets......        2.69%(c)
  Ratio of expenses to average net assets*..................        1.23%(b)(c)
  Ratio of net investment income to average net assets*.....        2.25%(b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Tax-Exempt Money Fund and Pacific Horizon California Tax-Exempt Money Market Fund (two of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ......................................................................
First Name                                  Last Name

 ......................................................................
Street Address

 ......................................................................
City                             State                   Zip Code

 ......................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ......................................................................
 Name of Broker

 .......................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                              Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money
                                              Market Fund

Additional Comments:

 .......................................................................
 .......................................................................
 .......................................................................
 .......................................................................
 .......................................................................
 .......................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

                                      LOGO

                    Provident Distributor, Inc., Distributor
IST-0038 4/98

                       PACIFIC HORIZON MONEY MARKET FUNDS
                                FOR INSTITUTIONS
                                 ANNUAL REPORT
                               February 28, 1998

                     X Shares, Y Shares, Horizon Shares and

                             Horizon Service Shares

                                   Prime Fund

                                 Treasury Fund

                                Government Fund

                               Treasury Only Fund

                             Tax-Exempt Money Fund

                    California Tax-Exempt Money Market Fund

                                      LOGO

                                NOT FDIC INSURED

                    Provident Distributor, Inc., Distributor

     PACIFIC HORIZON MONEY MARKET FUNDS FOR INSTITUTIONS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
============================================================================

          ..................................

                                                                        Contents

                                      FUND FACTS                            2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                              4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                  8-9
                                      TAXABLE MONEY
                                        MARKET FUNDS
                                        Portfolios of Investments         10-35
                                        Statements of Assets
                                          and Liabilities                    36
                                        Statements of Operations             37
                                        Statements of Changes
                                          in Net Assets                   38-39
                                        Notes to Financial
                                          Statements                      40-50
                                        Financial Highlights              51-67
                                        Report of Independent
                                          Accountants                        68
                                      TAX-EXEMPT MONEY
                                        MARKET FUNDS
                                        Portfolios of Investments        69-105
                                        Statements of Assets
                                          and Liabilities                   106
                                        Statements of Operations            107
                                        Statements of Changes
                                          in Net Assets                     108
                                        Notes to Financial
                                          Statements                    109-118
                                        Financial Highlights            119-126
                                        Report of Independent
                                          Accountants                       127

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds(dagger)         High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR SHAREHOLDER REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.
                                   [GRAPHICS]
The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.


                            Because a picture or chart can help clarify the
                            text, the investment management team may have
[GRAPHICS]                  illustrated the most important features of the Fund.
                            The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)
[GRAPHIC]
                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE


The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND
[GRAPHIC]
                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD
[GRAPHIC]
                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS


The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS
[GRAPHIC]
                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS


The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- 3.3%
DOMESTIC -- 2.5%
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  4/15/98)*.............................    A1/P1       5.595%  03/16/98   $ 50,000,000   $   50,000,000
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  6/26/98)*.............................    A1/P1       5.595%  03/26/98     25,000,000       25,000,000
 The Bank of New York...................   A1+/P1       6.100%  05/22/98     25,000,000       24,994,107
 Bank One Wisconsin N.A.................   A1+/P1       5.550%  02/26/99     25,000,000       24,966,726
 Huntington National Bank...............    A1/P1       5.940%  08/31/98     50,000,000       49,985,629
 Key Bank N.A., Monthly Variable Rate
  (final maturity 9/23/98)*.............    A1/P1       5.495%  03/23/98     22,000,000       21,986,550
 PNC Bank N.A...........................    A1/P1       6.050%  05/28/98     20,000,000       19,996,838
 Union Planters National Bank...........   P1/TBW1      6.290%  08/20/98     23,470,000       23,542,622
                                                                                          --------------
Total Domestic Bank Notes...............                                                     240,472,472
                                                                                          --------------
FOREIGN -- 0.8%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       6.000%  06/17/98     50,000,000       49,999,150

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- (CONTINUED)
FOREIGN -- (CONTINUED)
 General Motors Acceptance Corp.........    A1/P1       7.500%  05/26/98   $ 30,000,000   $   30,129,754
                                                                                          --------------
Total Foreign Bank Notes................                                                      80,128,904
                                                                                          --------------
Total Bank Notes
 (Amortized Cost $320,601,376)..........                                                     320,601,376
                                                                                          --------------
CERTIFICATES OF DEPOSIT -- 16.6%
DOMESTIC -- 4.1%
 Bankers Trust Company, Daily Variable
  Rate (final maturity 07/21/98)*.......    A1/P1       5.650%  03/02/98     25,000,000       24,995,305
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 07/07/98)*.......    A1/P1       5.679%  03/04/98     50,000,000       49,988,154
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 10/7/98)*........    A1/P1       5.859%  03/04/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.800%  04/08/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.560%  05/27/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.860%  06/15/98     25,000,000       25,000,000
 Crestar Bank...........................    A1/P1       5.860%  07/20/98     50,000,000       49,996,305
 Crestar Bank...........................    A1/P1       5.920%  10/16/98     50,000,000       49,982,008
 Morgan Guaranty Trust Company..........   A1+/P1       5.800%  07/28/98     25,000,000       24,996,092
 Morgan Guaranty Trust Company..........   A1+/P1       5.870%  08/06/98     25,000,000       24,996,895
                                                                                          --------------
                                                                                             399,954,759
                                                                                          --------------
EURO -- 1.0%
 Bank of Tokyo Mitsubishi, London
  Branch................................    A1/P1       6.040%  05/11/98     25,000,000       25,000,486

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
EURO -- (CONTINUED)
 Bayerische Landesbank Girozentrale,
  London Branch.........................   A1+/P1       5.810%  06/03/98   $ 25,000,000   $   24,999,247
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.750%  04/14/98     25,000,000       25,000,594
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.840%  06/05/98     25,000,000       25,000,648
                                                                                          --------------
                                                                                             100,000,975
                                                                                          --------------
YANKEE -- 11.5%
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       6.500%  03/04/98     50,000,000       50,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.900%  04/28/98     25,000,000       25,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.960%  04/30/98     25,000,000       25,000,000
 Banque National de Paris, Chicago......    A1/P1       5.970%  07/01/98     25,000,000       24,993,614
 Banque National de Paris, Chicago......    A1/P1       5.890%  07/21/98     25,000,000       24,997,028
 Banque National de Paris, Chicago......    A1/P1       5.800%  07/31/98     25,000,000       24,995,018
 Banque Paribas, New York...............    A1/P1       5.660%  03/01/99     90,000,000       89,956,856
 BHF Bank of Aktiengesellschaft, New
  York, Monthly Variable Rate (final
  maturity 8/13/98)*....................    A1/P1       5.555%  03/13/98     50,000,000       49,991,203
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.865%  08/11/98     25,000,000       24,990,926
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.880%  10/14/98     50,000,000       49,985,130
 Deutsche Bank A.G., New York...........   A1+/P1       5.940%  10/22/98     25,000,000       24,990,770

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.840%  06/15/98   $ 75,000,000   $   75,051,980
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.870%  07/20/98     50,000,000       49,994,458
 Landesbank Hessen-Thuringen
  Girozentrale, New York................   A1+/P1       5.940%  06/19/98     25,000,000       24,995,679
 National Bank of Canada, New York......    A1/P1       6.150%  05/15/98     44,000,000       43,995,319
 National Bank of Canada, New York......    A1/P1       6.140%  06/05/98     25,000,000       24,998,679
 Royal Bank of Canada, New York.........   A1+/P1       5.650%  03/03/98     80,000,000       79,999,376
 Royal Bank of Canada, New York.........   A1+/P1       5.630%  02/26/99     50,000,000       49,966,279
 Societe Generale Bank, New York........   A1+/P1       5.910%  10/15/98     25,000,000       24,992,534
 Societe Generale Bank, New York........   A1+/P1       5.660%  02/26/99     50,000,000       49,985,739
 Societe Generale Bank, New York........   A1+/P1       5.700%  02/26/99     50,000,000       49,980,995
 Societe Generale Bank, New York........   A1+/P1       5.690%  03/02/99     50,000,000       49,976,050
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  1/22/99)*.............................   A1+/P1       5.710%  03/02/98     25,000,000       24,989,187
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  10/23/98)*............................   A1+/P1       5.690%  03/02/98     50,000,000       49,981,269
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  6/16/98)*.............................   A1+/P1       5.700%  03/02/98     25,000,000       24,995,754

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  8/25/98)*.............................   A1+/P1       5.700%  03/02/98   $ 25,000,000   $   24,992,976
 Westdeutsche Landesbank Girozentrole,
  New York..............................   A1+/P1       5.780%  07/31/98     35,000,000       34,996,687
 Westpac Banking Corp., New York........   A1+/P1       5.930%  08/12/98     25,000,000       24,995,704
                                                                                          --------------
                                                                                           1,123,789,210
                                                                                          --------------
Total Certificates of Deposit (Amortized
  Cost $1,623,744,944)..................                                                   1,623,744,944
                                                                                          --------------
COMMERCIAL PAPER -- 33.2%
DOMESTIC -- 28.7%
ASSET BACKED SECURITIES -- 8.4%
 Aesop Funding Corp.....................    A1/P1       5.500%  04/15/98     50,000,000       49,656,250
 Asset Securitization Cooperative
  Corp..................................    A1/P1       5.750%  03/16/98     50,000,000       49,880,208
 CC USA Inc.............................   A1+/P1       5.590%  03/09/98     31,000,000       30,961,491
 CC USA Inc.............................   A1+/P1       5.740%  03/24/98     25,000,000       24,908,319
 CC USA Inc.............................   A1+/P1       5.585%  03/25/98     25,500,000       25,405,055
 CC USA Inc.............................   A1+/P1       5.740%  03/27/98     30,000,000       29,875,633
 CC USA Inc.............................   A1+/P1       5.590%  03/30/98     32,500,000       32,353,651
 CC USA Inc.............................   A1+/P1       5.400%  08/17/98     24,500,000       23,878,925
 Enterprise Funding Corp. (b)...........   A1+/P1       5.520%  03/06/98     23,696,000       23,677,833
 Enterprise Funding Corp. (b)...........   A1+/P1       5.490%  04/15/98     32,355,000       32,132,964
 Enterprise Funding Corp. (b)...........   A1+/P1       5.570%  04/27/98     50,000,000       49,559,042
 Republic Industries Funding Corp.......    A1/P1       5.520%  03/20/98     55,000,000       54,839,767
 Riverwoods Funding Corp................   A1+/P1       5.720%  03/11/98     50,000,000       49,920,556
 Riverwoods Funding Corp................   A1+/P1       5.510%  06/03/98    100,000,000       98,576,583
 Sigma Finance Inc......................   A1+/P1       5.540%  03/26/98     37,000,000       36,857,653

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
ASSET BACKED SECURITIES -- (CONTINUED)
 Sigma Finance Inc......................   A1+/P1       5.475%  05/05/98   $ 25,000,000   $   24,752,865
 Sigma Finance Inc......................   A1+/P1       5.490%  05/12/98     50,000,000       49,451,000
 Sigma Finance Inc......................   A1+/P1       5.400%  07/28/98     25,000,000       24,441,250
 World Omni Vehicle Leasing Inc.........    A1/P1       5.515%  03/20/98     50,000,000       49,854,465
 World Omni Vehicle Leasing Inc.........    A1/P1       5.490%  04/24/98     56,596,000       56,129,932
                                                                                          --------------
                                                                                             817,113,442
                                                                                          --------------
AUTOMOBILES -- 1.7%
 American Honda Finance Corp............    F1/P1       5.510%  05/29/98     40,000,000       39,455,122
 Daimler-Benz North America Corp........    A1/P1       5.625%  04/22/98     50,000,000       49,593,750
 General Motors Acceptance Corp.........    A1/P1       5.600%  04/20/98     25,000,000       24,805,556
 General Motors Acceptance Corp.........    A1/P1       5.650%  04/22/98     50,000,000       49,591,944
                                                                                          --------------
                                                                                             163,446,372
                                                                                          --------------
BANKING -- 2.3%
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 8/4/98)*.........    A1/P1       5.700%  03/02/98     25,000,000       25,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.760%  03/02/98     50,000,000       50,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.780%  03/02/98     25,000,000       25,000,000
 National Australia Funding Inc.........   A1+/P1       5.460%  05/26/98     25,500,000       25,167,395
 NationsBank Corporation................    A1/P1       5.470%  04/10/98     50,000,000       49,696,111
 Unifunding Inc.........................    A1/P1       5.660%  06/02/98     50,000,000       49,268,917
                                                                                          --------------
                                                                                             224,132,423
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
BROKERAGE SERVICES -- 4.0%
 Lehman Brothers Holdings, Inc., Weekly
  Variable Rate (final maturity
  4/03/98)*.............................    A1/F1       5.799%  03/04/98   $ 50,000,000   $   50,000,000
 Lehman Brothers Holdings, Inc..........    A1/F1       5.770%  03/04/98     25,000,000       24,987,979
 Merrill Lynch & Co., Inc...............   A1+/P1       5.510%  05/20/98    100,000,000       98,790,861
 Merrill Lynch & Co., Inc...............   A1+/P1       5.650%  06/03/98     25,000,000       24,631,181
 Salomon Smith Barney Holdings Inc......    A1/P1       5.730%  03/06/98     25,000,000       24,980,104
 Salomon Smith Barney Holdings Inc......    A1/P1       5.485%  04/22/98     50,000,000       49,603,861
 Salomon Smith Barney Holdings Inc......    A1/P1       5.520%  05/07/98     50,000,000       49,486,333
 Salomon Smith Barney Holdings Inc......    A1/P1       5.415%  07/29/98     50,000,000       48,871,875
 Salomon Smith Barney Holdings Inc......    A1/P1       5.770%  03/17/98     24,775,000       24,711,466
                                                                                          --------------
                                                                                             396,063,660
                                                                                          --------------
CONGLOMERATES -- 1.3%
 B.A.T. Capital Corporation.............    F1/P1       5.760%  04/07/98     25,000,000       24,852,000
 B.A.T. Capital Corporation.............    F1/P1       5.570%  04/22/98     50,000,000       49,597,722
 B.A.T. Capital Corporation.............    F1/P1       5.560%  05/20/98     50,000,000       49,382,222
                                                                                          --------------
                                                                                             123,831,944
                                                                                          --------------
CONSUMER NON-DURABLES -- 0.4%
 Newell Co..............................    A1/D1       5.585%  03/27/98     40,000,000       39,838,656
                                                                                          --------------
ELECTRONICS -- 0.8%
 Hitachi America Ltd....................   A1+/P1       5.400%  07/15/98     31,000,000       30,367,600
 Hitachi America Ltd....................   A1+/P1       5.410%  07/31/98     20,000,000       19,543,156
 Hitachi America Ltd....................   A1+/P1       5.400%  08/21/98     25,000,000       24,351,250
                                                                                          --------------
                                                                                              74,262,006
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
FINANCE COMPANIES -- 4.7%
 BTR Dunlop Finance Inc.................    A1/P1       5.690%  03/26/98   $ 50,000,000   $   49,802,431
 BTR Dunlop Finance Inc.................    A1/P1       5.390%  07/14/98     50,000,000       48,989,375
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/20/98     50,000,000       49,385,556
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/27/98     72,950,000       71,975,084
 General Electric Capital Corp..........   A1+/P1       5.550%  04/27/98     25,000,000       24,780,312
 General Electric Capital Corp..........   A1+/P1       5.510%  05/06/98     50,000,000       49,494,917
 Safeco Credit Company..................    A1/D1       5.760%  03/04/98     20,600,000       20,590,112
 Safeco Credit Company..................    A1/D1       5.765%  03/11/98     22,000,000       21,964,769
 Safeco Credit Company..................    A1/D1       5.770%  03/11/98     32,000,000       31,948,711
 Safeco Credit Company..................    A1/D1       5.800%  03/18/98     20,000,000       19,945,222
 Safeco Credit Company..................    A1/D1       5.470%  04/30/98     20,000,000       19,817,667
 Safeco Credit Company..................    A1/D1       5.500%  05/06/98     25,000,000       24,747,917
 Safeco Credit Company..................    A1/D1       5.550%  05/27/98     26,000,000       25,651,275
                                                                                          --------------
                                                                                             459,093,348
                                                                                          --------------
MINING -- 0.9%
 Rio Tinto America Inc..................   A1+/P1       5.760%  03/11/98     48,700,000       48,622,080
 Rio Tinto America Inc..................   A1+/P1       5.410%  08/11/98     45,300,000       44,190,364
                                                                                          --------------
                                                                                              92,812,444
                                                                                          --------------
PUBLISHING -- 0.3%
 Tribune Company........................    A1/P1       5.740%  03/06/98     25,000,000       24,980,069
                                                                                          --------------
SOVEREIGN ISSUES -- 0.4%
 Government Development Bank of Puerto
  Rico..................................  A1+/TBW1      5.450%  05/22/98     43,000,000       42,466,203
                                                                                          --------------
UTILITIES -- 3.5%
 British Gas Capital Inc................    A1/P1       5.730%  04/21/98     25,000,000       24,797,062
 British Gas Capital Inc................    A1/P1       5.600%  05/07/98     75,000,000       74,218,333
 British Gas Capital Inc................    A1/P1       5.430%  07/27/98     50,000,000       48,883,833

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
UTILITIES -- (CONTINUED)
 British Gas Capital Inc................    A1/P1       5.430%  08/24/98   $ 75,000,000   $   73,006,556
 Duke Capital Corp......................    A1/F1       5.770%  03/04/98     20,000,000       19,990,383
 Duke Capital Corp......................    A1/F1       5.520%  04/06/98     25,000,000       24,862,000
 Duke Capital Corp......................    A1/F1       5.540%  06/02/98     39,127,000       38,567,027
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.700%  03/17/98     20,000,000       19,949,333
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.680%  05/05/98     20,000,000       19,794,889
                                                                                          --------------
                                                                                             344,069,416
                                                                                          --------------
 Total Domestic Commercial Paper
  (Amortized Cost $2,802,109,983).......                                                   2,802,109,983
                                                                                          --------------
FOREIGN -- 4.5%
AIR TRANSPORTATION -- 0.5%
 BAA PLC................................   A1+/P1       5.700%  04/06/98     50,000,000       49,715,000
                                                                                          --------------
AUTOMOBILES -- 1.0%
 Ford Credit Europe, PLC................    A1/P1       5.720%  03/06/98     75,000,000       74,940,417
 Ford Credit Europe, PLC................    A1/P1       5.530%  04/08/98     25,000,000       24,854,069
                                                                                          --------------
                                                                                              99,794,486
                                                                                          --------------
BANKING -- 0.5%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       5.560%  03/11/98     25,000,000       24,961,389
 Banque National de Paris, Canadian
  Branch................................    A1/P1       5.730%  03/05/98     24,000,000       23,984,720
                                                                                          --------------
                                                                                              48,946,109
                                                                                          --------------
BUILDING SOCIETY -- 0.5%
 Nationwide Building Society............    A1/P1       5.585%  05/06/98     50,000,000       49,488,042
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
FOREIGN -- (CONTINUED)
FOOD AND BEVERAGES -- 1.0%
 Diageo Capital PLC.....................    A1/P1       5.400%  07/06/98   $ 47,500,000   $   46,595,125
 Diageo Capital PLC.....................    A1/P1       5.420%  07/27/98     50,000,000       48,885,889
                                                                                          --------------
                                                                                              95,481,014
                                                                                          --------------
SOVEREIGN ISSUES -- 0.8%
 Cades..................................   A1+/P1       5.730%  03/05/98     30,000,000       29,980,900
 Cades..................................   A1+/P1       5.650%  06/05/98     50,000,000       49,246,667
                                                                                          --------------
                                                                                              79,227,567
                                                                                          --------------
UTILITIES -- 0.2%
 Ontario Hydro..........................   A1+/P1       5.700%  03/16/98     25,000,000       24,940,625
                                                                                          --------------
 Total Foreign Commercial Paper
  (Amortized Cost $447,592,843).........                                                     447,592,843
                                                                                          --------------
Total Commercial Paper
 (Amortized Cost $3,249,702,826)........                                                   3,249,702,826
                                                                                          --------------
CORPORATE OBLIGATIONS -- 16.4%
ASSET BACKED SECURITIES -- 1.2%
 CC USA, Inc............................   A1+/P1       6.175%  05/26/98     20,000,000       20,000,771
 Sigma Finance Inc., Daily Variable Rate
  (final maturity 7/27/98)*.............   A1+/P1       5.680%  03/02/98     50,000,000       49,999,597
 Sigma Finance, Inc.....................   A1+/P1       5.915%  03/05/98     50,000,000       49,999,827
                                                                                          --------------
                                                                                             120,000,195
                                                                                          --------------
AUTOMOBILES -- 3.4%
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/20/99)*.............................    F1/P1       5.598%  04/20/98     25,000,000       25,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/21/99)*.............................    F1/P1       5.625%  04/21/98     50,000,000       49,995,534

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
AUTOMOBILES -- (CONTINUED)
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/6/98)*..............................    F1/P1       5.822%  04/06/98   $ 50,000,000   $   49,999,048
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/9/98)*..............................    F1/P1       5.691%  04/09/98     24,000,000       24,000,237
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  6/16/98)*.............................    F1/P1       5.906%  03/16/98     20,000,000       20,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  7/27/98)*.............................    F1/P1       5.621%  04/27/98     45,000,000       45,000,000
 General Motors Acceptance Corp., Daily
  Variable Rate (final maturity
  4/21/98)*.............................    A1/P1       5.750%  03/02/98     25,000,000       25,001,087
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 5/22/98)*....................    A1/P1       5.595%  03/23/98     50,000,000       50,001,130
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 9/3/98)*.....................    A1/P1       5.886%  03/03/98     46,393,000       46,395,876
                                                                                          --------------
                                                                                             335,392,912
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BANKING -- 3.5%
 Bankers Trust New York Corp., Monthly
  Variable Rate (final maturity
  2/10/99)*.............................    A1/P1       5.575%  03/10/98   $105,000,000   $  104,960,614
 Bank of Scotland, PLC, Quarterly
  Variable Rate (final maturity
  9/22/98)*.............................    A1/P1       5.806%  03/22/98     25,000,000       24,994,562
 Compagnie Bancaire USA Funding, Daily
  Variable Rate (final maturity
  5/15/98)*.............................    A1/P1       5.760%  03/02/98     50,000,000       49,998,837
 Compaigne Bancaire USA Funding
  Quarterly Variable Rate (final
  maturity 7/16/98)*....................    A1/P1       5.563%  04/16/98     34,000,000       33,990,461
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     50,000,000       50,000,000
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     25,000,000       24,997,068
 Compagnie Bancaire USA Funding Weekly
  Variable Rate (final maturity
  11/25/98)*............................    A1/P1       5.929%  03/04/98     50,000,000       50,000,000
                                                                                          --------------
                                                                                             338,941,542
                                                                                          --------------
BROKERAGE SERVICES -- 4.7%
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 3/17/98)*....................    A1/P1       5.700%  03/02/98     75,000,000       75,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 6/12/98)*....................    A1/P1       5.760%  03/02/98   $ 60,000,000   $   60,000,302
 Bear Stearns Companies, Inc., Monthly
  Variable Rate (final maturity
  8/14/98)*.............................    A1/P1       5.775%  03/16/98     25,000,000       25,019,085
 Bear Stearns Companies, Inc., Monthly
  Variable Rate, Series B (final
  maturity 4/1/98)*.....................    A1/P1       5.775%  03/02/98     18,000,000       18,002,258
 C. S. First Boston, Inc., Daily
  Variable Rate (final maturity
  7/21/98)*.............................   A1+/P1       5.670%  03/02/98     50,000,000       50,000,000
 C. S. First Boston, Inc., Weekly
  Variable Rate (final maturity
  5/15/98)*.............................   A1+/P1       5.629%  03/04/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc., Daily
  Variable Rate (final maturity
  3/22/99)*.............................    A1/F1       5.710%  03/02/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 2/12/99)*....................    A1/F1       5.655%  04/13/98     25,000,000       25,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 5/28/98)*....................    A1/F1       6.045%  05/28/98     36,000,000       36,034,395

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  11/23/98)*............................   A1+/P1       5.700%  03/02/98   $ 25,000,000   $   25,000,000
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  12/9/98)*.............................   A1+/P1       5.760%  03/02/98     25,000,000       24,998,067
 Merrill Lynch & Co., Inc., Weekly
  Variable Rate (final maturity
  3/4/98)*..............................   A1+/P1       5.629%  03/04/98     19,000,000       18,999,759
                                                                                          --------------
                                                                                             458,053,866
                                                                                          --------------
CONGLOMERATES -- 0.3%
 Philip Morris Co., Inc.................    A1/P1       9.000%  05/15/98     22,625,000       22,750,689
                                                                                          --------------
FINANCE COMPANIES -- 1.7%
 Dean Witter Discover & Co..............    A1/P1       6.000%  03/01/98     15,000,000       15,000,000
 Household Finance Corp., Daily Variable
  Rate (final maturity 5/28/98)*........    A1/P1       5.720%  03/02/98     50,000,000       50,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/19/99)*.............................    A1/P1       5.587%  03/19/98     25,000,000       25,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/21/99)*.............................    A1/P1       5.595%  03/23/98     25,000,000       25,000,000
Household Finance Corp., Monthly
  Variable Rate (final maturity
  9/15/98)*.............................    A1/P1       5.675%  03/16/98     50,000,000       50,022,707
                                                                                          --------------
                                                                                             165,022,707
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
LEASING -- 1.1%
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  4/17/98)*.............................    P1/D1       5.810%  03/02/98   $ 25,000,000   $   25,000,000
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  9/18/98)*.............................    P1/D1       5.720%  03/02/98     25,000,000       25,000,000
 Sanwa Business Credit Corp., Monthly
  Variable Rate (final maturity
  4/29/98)*.............................    P1/D1       5.750%  03/30/98     25,000,000       25,003,319
 USL Capital Corp., Series D, Quarterly
  Variable Rate (final maturity
  4/22/98)*.............................    P1/F1       5.705%  04/22/98     34,000,000       34,005,075
                                                                                          --------------
                                                                                             109,008,394
                                                                                          --------------
RELOCATION SERVICES -- 0.5%
 PHH Corporation, Monthly Variable Rate
  (final maturity 6/24/98)*.............    A1/P1       5.625%  03/24/98     50,000,000       50,000,000
                                                                                          --------------
Total Corporate Obligations
 (Amortized Cost $1,599,170,305)........                                                   1,599,170,305
                                                                                          --------------
MASTER NOTES -- 7.1%
 Goldman Sachs Group L.P. (final
  maturity 10/13/98)*...................   A1+/P1       5.828%  03/02/98    400,000,000      400,000,000
 Morgan Stanley Group, Inc. (final
  maturity 3/24/98)*....................    A1/P1       5.788%  03/02/98    300,000,000      300,000,000
                                                                                          --------------
Total Master Notes
 (Amortized Cost $700,000,000)..........                                                     700,000,000
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- 25.5%
 CIBC Oppenheimer, Corp., dated 2/27/98,
  with a maturity value of $135,064,013
  (Collateralized by $137,095,000
  various U.S. Government Obligations,
  5.37%-7.75%, 3/24/98-3/8/12, market
  value -- $137,701,990.................                5.690%  03/02/98   $135,000,000   $  135,000,000
 Morgan Stanley Dean Witter & Co., dated
  2/27/98, with a maturity value of
  $180,085,350 (Collateralized by
  $246,113,822 various U.S. Government
  Obligations, 5.00%-13.0%,
  4/1/98-2/1/28, market value --
  $183,600,518).........................                5.690%  03/02/98    180,000,000      180,000,000
 First Chicago Capital Markets, Inc.,
  dated 2/27/98, with a maturity value
  of $130,061,642 (Collateralized by
  $132,876,000 various U.S. Government
  Obligations, 0.00%-7.0%, 3/12/98-
  12/13/99, market
  value -- $132,603,501.................                5.690%  03/02/98    130,000,000      130,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $118,622,726
  (Collateralized by $117,146,000 U.S.
  Treasury Note, 5.875%, 2/28/99, market
  value -- $120,938,802)................                5.640%  03/02/98   $118,567,000   $  118,567,000
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $325,154,104
  (Collateralized by $639,720,401
  various U.S. Government Obligations,
  5.50%-10.5%, 4/1/98-2/1/98, market
  value -- $331,500,001)................                5.690%  03/02/98    325,000,000      325,000,000
 J.P. Morgan Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,750 (Collateralized by
  $455,797,296 Government National
  Mortgage Association, 7.50%, 9/15/12-
  1/15/28, market
  value -- $459,000,001)................                5.700%  03/02/98    450,000,000      450,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 NationsBank, Inc., dated 2/27/98, with
  a maturity value of $380,179,867
  (Collateralized by $394,051,091
  Federal National Mortgage Association,
  6.5%-7.0%, 9/1/11-1/1/13, market
  value -- $387,600,000)................                5.680%  03/02/98   $380,000,000   $  380,000,000
 Nomura Securities, Inc., dated 2/27/98,
  with a maturity value of $325,154,375
  (Collateralized by $330,724,126
  Federal National Mortgage Association,
  5.5%-9.5%, 8/1/99-2/1/28, market
  value -- $331,500,001)................                5.700%  03/02/98    325,000,000      325,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Prudential Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,375 (Collateralized by
  $475,269,551 Federal National Mortgage
  Association, 6.5%, 9/1/12, market
  value -- $459,000,001)................                5.690%  03/02/98   $450,000,000   $  450,000,000
                                                                                          --------------
Total Repurchase Agreements
 (Amortized Cost $2,493,567,000)........                                                   2,493,567,000
                                                                                          --------------
TOTAL INVESTMENTS -- 102.1%
 (AMORTIZED COST $9,986,786,451)(a).....                                                   9,986,786,451
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (2.1%)................................                                                    (207,110,383)
                                                                                          --------------
NET ASSETS -- 100.0%....................                                                  $9,779,676,068
                                                                                          ==============

---------------
Percentages indicated are based on net assets of $9,779,676,068.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
(b) Private placement security.
PLC -- Public Liability Company.
N.R.S.R.O. Nationally Recognized Statistical Ratings Organization. Rating agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investors Services, Duff & Phelps, IBCA, and Thomsons Bank Watch.

          A1 --  Highest rating assigned by S&P and IBCA.
          P1 --  Highest rating assigned by Moody's.
          F1 --  Highest rating assigned by Fitch Investors.
          D1 --  Highest rating assigned by Duff.
         TBW1 -- Highest rating assigned by Thomsons Bank Watch.

Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
* Variable rate security. Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                          AMORTIZED
                                              MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE      DATE        AMOUNT         (NOTE 2)
            -----------               ----    --------    ---------       ---------
U.S. TREASURY OBLIGATIONS -- 29.7%
  U.S. Treasury Note................  6.125%  03/31/98   $ 75,000,000   $   75,030,243
  U.S. Treasury Note................  7.875%  04/15/98     50,000,000       50,134,432
  U.S. Treasury Note................  6.125%  05/15/98     75,000,000       75,070,970
  U.S. Treasury Note................  9.000%  05/15/98     75,000,000       75,517,134
  U.S. Treasury Note................  6.000%  05/31/98     25,000,000       25,024,328
  U.S. Treasury Note................  6.250%  06/30/98     50,000,000       50,102,114
  U.S. Treasury Note................  8.250%  07/15/98     91,250,000       92,114,346
  U.S. Treasury Note................  6.250%  07/31/98     50,000,000       50,123,039
  U.S. Treasury Note................  5.875%  08/15/98    150,000,000      150,137,721
  U.S. Treasury Note................  9.250%  08/15/98     75,000,000       76,185,202
  U.S. Treasury Note................  6.125%  08/31/98    125,000,000      125,419,571
  U.S. Treasury Note................  4.750%  08/31/98     50,000,000       49,840,734
                                                                        --------------
Total U.S. Treasury Obligations
  (Amortized Cost $894,699,834).....                                       894,699,834
                                                                        --------------
REPURCHASE AGREEMENTS -- 68.4%
  Barclays de Zoete Wedd Securities,
    Inc., dated 2/27/98, with a
    maturity value of $145,068,150
    (Collateralized by $111,311,000
    U.S. Treasury Obligations,
    10.75%-12.0%, 5/15/03-5/15/05,
    market value -- $147,901,058)...  5.640%  03/02/98    145,000,000      145,000,000
  CIBC Oppenheimer, Corp., dated
    2/27/98, with a maturity value
    of $145,068,029 (Collateralized
    by $141,683,000 various U.S.
    Treasury Obligations,
    5.75%-11.25%, 6/30/98-2/15/15,
    market value -- $147,907,744)...  5.630%  03/02/98    145,000,000      145,000,000
  C.S. First Boston Corp., dated
    2/27/98, with a maturity value
    of $425,199,750 (Collateralized
    by $412,984,000 U.S. Treasury
    Notes, 5.875%-6.625%,
    2/15/00-5/15/07, market value --
    $435,643,658)...................  5.640%  03/02/98    425,000,000      425,000,000

---------------
See Notes to Financial Statements.

                                                                          AMORTIZED
                                              MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE      DATE        AMOUNT         (NOTE 2)
            -----------               ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
  Morgan Stanley Dean Witter & Co.,
    dated 2/27/98, with a maturity
    value of $145,068,271
    (Collateralized by $136,193,000
    U.S. Treasury Notes,
    5.625%-7.875%, 11/30/99-5/15/06,
    market value -- $147,900,135)...  5.650%  03/02/98   $145,000,000   $  145,000,000
  Goldman Sachs & Co., dated
    2/27/98, with a maturity value
    of $574,937,093 (Collateralized
    by $583,869,000 U.S. Treasury
    Note, 0.00%-7.875%,
    4/15/98-2/15/08, market
    value -- $586,160,673)..........  5.640%  03/02/98    574,667,000      574,667,000
  HSBC Securities, Inc., dated
    2/27/98, with a maturity value
    of $145,068,150 (Collateralized
    by $231,922,000 U.S. Treasury
    Obligations, 0.00%, 5/15/98-
    11/15/12, market value --
    $147,900,605)...................  5.640%  03/02/98    145,000,000      145,000,000
  J.P. Morgan Securities, Inc.,
    dated 2/27/98, with a maturity
    value of $145,068,029
    (Collateralized by $154,612,000
    U.S. Treasury Notes,
    0.00%-6.25%, 4/30/01-12/31/01,
    market value -- $147,900,300)...  5.630%  03/02/98    145,000,000      145,000,000
  Lehman Brothers, Inc., dated
    2/27/98, with a maturity value
    of $50,023,333 (Collateralized
    by $107,443,000 U.S. Treasury
    Notes, 0.00%, 2/15/08-11/15/12,
    market value -- $51,001,397)....  5.600%  03/02/98     50,000,000       50,000,000
  Merrill Lynch Securities, Inc.,
    dated 2/27/98, with a maturity
    value of $145,067,063
    (Collateralized by $120,725,000
    U.S. Treasury Obligations,
    5.75%-11.25%, 11/30/99-2/15/19,
    market value -- $147,901,010)...  5.550%  03/02/98    145,000,000      145,000,000

---------------
See Notes to Financial Statements.

                                                                          AMORTIZED
                                              MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE      DATE        AMOUNT         (NOTE 2)
            -----------               ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
  Nomura Securities, Inc., dated
    2/27/98, with a maturity value
    of $145,068,150 (Collateralized
    by $142,707,000 U.S. Treasury
    Notes, 6.25%, 4/30/01-6/30/02,
    market value -- $147,900,157)...  5.640%  03/02/98   $145,000,000   $  145,000,000
                                                                        --------------
Total Repurchase Agreements
(Amortized Cost $2,064,667,000).....                                     2,064,667,000
                                                                        --------------
TOTAL INVESTMENTS -- 98.1%
(AMORTIZED COST $2,959,366,834)(a)..                                     2,959,366,834
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.9%...............                                        56,872,749
                                                                        --------------
NET ASSETS -- 100.0%................                                    $3,016,239,583
                                                                        ==============

---------------

Percentages indicated are based on net assets of $3,016,239,583.
(a) Cost for federal income tax and financial reporting purpose are substantially the same.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                                   AMORTIZED
                                                          MATURITY    PRINCIPAL       COST
               DESCRIPTION                 RATE             DATE       AMOUNT       (NOTE 2)
               -----------                 -----          --------   -----------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 44.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- DISCOUNT -- 14.2%
 Federal Home Loan Mortgage Corp.........  5.590%(dagger) 03/02/98   $30,000,000  $ 29,995,342
 Federal Home Loan Mortgage Corp.........  5.500%(dagger) 05/08/98    40,000,000    39,588,978
                                                                                  ------------
Total U.S. Government Agency
  Obligations -- Discount (Amortized Cost
  $69,584,320)...........................                                           69,584,320
                                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- FIXED -- 17.7%
 Federal Farm Credit Bank................  5.540%         03/02/98     5,000,000     5,000,000
 Federal Farm Credit Bank................  5.750%         09/11/98     5,000,000     4,997,449
 Federal Farm Credit Bank................  5.600%         10/01/98     5,000,000     5,001,354
 Federal Farm Credit Bank................  5.700%         11/03/98     5,000,000     4,997,357
 Federal Home Loan Bank..................  5.720%         07/07/98    10,000,000    10,008,533
 Federal Home Loan Bank..................  5.715%         07/21/98    10,000,000     9,998,704
 Federal Home Loan Bank..................  5.700%         09/10/98     5,000,000     4,996,632
 Federal Home Loan Bank..................  5.690%         10/02/98     2,500,000     2,498,795
 Federal Home Loan Bank..................  5.800%         10/27/98     5,000,000     4,998,718
 Federal Home Loan Mortgage Corporation..  5.840%         04/08/98     4,000,000     4,000,000
 Federal National Mortgage Association...  6.020%         04/15/98     5,000,000     5,002,155
 Federal National Mortgage Association...  5.710%         06/23/98    10,000,000     9,998,554
 Federal National Mortgage Association...  7.000%         07/13/98     5,000,000     5,020,482
 Federal National Mortgage Association...  5.630%         08/14/98     5,000,000     4,995,861
 Federal National Mortgage Association...  5.710%         09/09/98     5,000,000     4,996,213
                                                                                  ------------
Total U.S. Government Agency
  Obligations -- Fixed (Amortized Cost
  $86,510,807)...........................                                           86,510,807
                                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- VARIABLE -- 12.3%
 Federal Home Loan Bank, Monthly Variable
  Rate (final maturity 8/4/98)*..........  5.390%         03/04/98    20,000,000    19,990,932
 Federal National Mortgage Association,
  Monthly Variable Rate (final maturity
  7/30/98)*..............................  5.420%         03/02/98    20,000,000    19,990,448

---------------
See Notes to Financial Statements.

                                                                            AMORTIZED
                                                   MATURITY    PRINCIPAL       COST
               DESCRIPTION                 RATE      DATE       AMOUNT       (NOTE 2)
               -----------                 -----   --------   -----------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- VARIABLE -- (CONTINUED)
 Federal National Mortgage Association,
  Weekly Variable Rate (final maturity
  10/20/98)*.............................  5.740%  03/03/98   $20,000,000  $ 19,994,446
                                                                           ------------
Total U.S. Government Agency
  Obligations -- Variable (Amortized Cost
  $59,975,826)...........................                                    59,975,826
                                                                           ------------
Total U.S. Government Agency Obligations
  (Amortized Cost $216,070,953)..........                                   216,070,953
                                                                           ------------
REPURCHASE AGREEMENTS -- 55.6%
 CIBC Oppenheimer, Corp., dated 2/27/98,
  with a maturity value of $15,007,113
  (Collateralized by $15,015,000 U.S.
  Government Obligations, 6.375%-6.90%,
  10/13/00-10/9/01, market value --
  $15,304,286)...........................   5.69%  03/02/98    15,000,000    15,000,000
 Morgan Stanley Dean Witter & Co., dated
  2/27/98, with a maturity value of
  $20,009,483 (Collateralized by
  $54,962,315 various U.S. Government
  Obligations, 0.00%-15.00%, 3/12/98-
  11/1/27, market
  value -- $20,400,097)..................   5.69%  03/02/98    20,000,000    20,000,000
 First Chicago Capital Markets, Inc.,
  dated 2/27/98, with a maturity value of
  $20,009,483 (Collateralized by
  $19,980,000 U.S. Treasury Note, 5.875%,
  11/15/99, market
  value -- $20,404,744)..................   5.69%  03/02/98    20,000,000    20,000,000
 Goldman Sachs & Co., dated 2/27/98, with
  a maturity value of $97,220,077
  (Collateralized by $531,613,617 various
  U.S. Government Obligations, 5.50%-
  12.50%, 3/25/98-2/1/28, market value --
  $99,117,480)...........................   5.69%  03/02/98    97,174,000    97,174,000
 HSBC Securities, Inc., dated 2/27/98,
  with a maturity value of $20,009,467
  (Collateralized by $30,331,922 U.S.
  Government Obligations, 0.00%-8.50%,
  6/25/98-9/1/27, market value --
  $20,403,345)...........................   5.68%  03/02/98    20,000,000    20,000,000

---------------
See Notes to Financial Statements.

                                                                            AMORTIZED
                                                   MATURITY    PRINCIPAL       COST
               DESCRIPTION                 RATE      DATE       AMOUNT       (NOTE 2)
               -----------                 -----   --------   -----------  ------------
REPURCHASE AGREEMENTS -- (CONTINUED)
 J.P. Morgan Securities, Inc., dated
  2/27/98, with a maturity value of
  $20,009,500 (Collateralized by
  $20,069,479 Government National
  Mortgage Association, 6.50%-7.50%,
  2/15/26-2/15/28, market value --
  $20,400,001)...........................   5.70%  03/02/98   $20,000,000  $ 20,000,000
 Merrill Lynch Securities, Inc., dated
  2/27/98, with a maturity value of
  $20,009,333 (Collateralized by
  $48,562,044 U.S. Government
  Obligations, 5.50%-8.00%,1/1/01-1/1/09,
  market value -- $20,402,977)...........   5.60%  03/02/98    20,000,000    20,000,000
 NationsBank, Inc., dated 2/27/98, with a
  maturity value of $20,009,467
  (Collateralized by $21,042,098 Federal
  National Mortgage Association, 7.00%-
  7.50%, 9/1/11-6/1/12, market value --
  $20,400,000)...........................   5.68%  03/02/98    20,000,000    20,000,000
 Nomura Securities, Inc., dated 2/27/98,
  with a maturity value of $20,009,500
  (Collateralized by $22,594,870 Federal
  National Mortgage Association, 6.00%-
  8.00%, 5/1/11-2/1/28, market value --
  $20,400,001)...........................   5.70%  03/02/98    20,000,000    20,000,000
 Prudential Securities, Inc., dated
  2/27/98, with a maturity value of
  $20,009,483 (Collateralized by
  $20,456,106 U.S. Government
  Obligations, 0.00%-6.50%,
  5/28/98-2/1/18, market value --
  $20,400,562)...........................   5.69%  03/02/98    20,000,000    20,000,000
                                                                           ------------
Total Repurchase Agreements (Amortized
  Cost $272,174,000).....................                                   272,174,000
                                                                           ------------
TOTAL INVESTMENTS -- 99.8% (AMORTIZED
  COST $488,244,953)(a)..................                                   488,244,953
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%                                   995,676
                                                                           ------------
NET ASSETS -- 100.0%.....................                                  $489,240,629
                                                                           ============

---------------

Percentages indicated are based on net assets of $489,240,629.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
* Variable rate security. Maturity date reflects the next interest rate change date.
(dagger)  Rate represents effective yield at date of purchase.
See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                                 AMORTIZED
                                                     MATURITY    PRINCIPAL          COST
            DESCRIPTION               RATE             DATE        AMOUNT         (NOTE 2)
            -----------               ----           --------    ---------       ---------
U.S. TREASURY OBLIGATIONS -- 98.4%
U.S. TREASURY BILLS -- 25.5%
  U. S. Treasury Bill...............  5.310%(dagger) 03/05/98   $ 32,123,000   $   32,104,440
  U. S. Treasury Bill...............  5.310%(dagger) 04/23/98     80,000,000       79,378,502
                                                                               --------------
                                                                                  111,482,942
                                                                               --------------
U.S. TREASURY NOTES -- 72.9%
  U.S. Treasury Note................  5.125%         03/31/98     31,060,000       31,052,197
  U.S. Treasury Note................  6.125%         03/31/98     51,545,000       51,575,258
  U.S. Treasury Note................  7.875%         04/15/98     87,633,000       87,885,996
  U.S. Treasury Note................  5.125%         04/30/98     40,745,000       40,720,570
  U.S. Treasury Note................  5.875%         04/30/98     13,600,000       13,610,479
  U.S. Treasury Note................  6.125%         05/15/98     56,595,000       56,675,189
  U.S. Treasury Note................  8.250%         07/15/98      2,575,000        2,601,583
  U.S. Treasury Note................  6.125%         08/31/98     33,405,000       33,516,058
                                                                               --------------
                                                                                  317,637,330
                                                                               --------------
Total U.S. Treasury Obligations
  (Amortized Cost $429,120,272).....                                              429,120,272
                                                                               --------------
TOTAL INVESTMENTS -- 98.4%
  (AMORTIZED COST $429,120,272)(a)..                                              429,120,272
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.6%...............                                                6,886,074
                                                                               --------------
NET ASSETS -- 100.0%................                                           $  436,006,346
                                                                               ==============

---------------

Percentages indicated are based on net assets of $436,006,346.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
(dagger)  Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

                                                                   PRIME           TREASURY       GOVERNMENT      TREASURY
                                                                   FUND              FUND            FUND        ONLY FUND
                                                              ---------------   --------------   ------------   ------------
ASSETS:
Investments in securities, at value (amortized cost
$7,493,219,451 $894,669,834, $216,070,953 and $429,120,272,
respectively)...............................................  $ 7,493,219,451   $  894,699,834  $216,070,953    $429,120,272
 Repurchase agreements (cost $2,493,567,000, $2,064,667,000
  $272,174,000 and $0, respectively)........................    2,493,567,000    2,064,667,000   272,174,000              --
 Cash.......................................................          320,256               --           114              --
 Interest receivable........................................       59,383,563       15,051,412     1,800,553       7,212,402
 Prepaid expenses...........................................          952,218               --            --              --
 Receivable for investment securities sold..................               --       51,281,250            --      45,814,669
 Deferred organizational costs..............................               --               --            --          23,796
                                                              ---------------   --------------   ------------   ------------
Total Assets................................................   10,047,442,488    3,025,699,496   490,045,620     482,171,139
                                                              ---------------   --------------   ------------   ------------
LIABILITIES:
 Payable to bank............................................               --           38,966            --           1,638
 Dividends payable..........................................       16,466,456        7,992,895       562,176         323,025
 Payable for investment securities purchased................      247,343,494               --            --      45,550,109
 Investment advisory fees payable...........................          662,817          243,173        18,763          30,740
 Administration fees payable................................          729,581          244,501        37,458          30,800
 Special management fees payable (Pacific Horizon Shares)...          598,133           79,811        33,244          47,448
 Shareholder service fees payable (Horizon Service
  Shares)...................................................          661,679          356,748        54,372          34,937
 Shareholder service fees payable (X Shares)................          157,824           34,620            --              --
 Shareholder service fees payable (S Shares)................           98,598               --            --              --
 Shareholder service fees payable (Y Shares)................           17,874           15,020            --              --
 Distribution fees payable (X Shares).......................          189,389           40,781            --              --
 Distribution fees payable (S Shares).......................          118,308               --            --              --
 Distribution fees payable (Y Shares).......................           53,622           42,960            --              --
 Custodian and fund accounting fees payable.................          230,934          113,577        47,480          37,236
 Transfer agent fees payable................................          244,031           87,146        22,412          31,562
 Other accrued expenses.....................................          193,680          169,715        29,086          77,298
                                                              ---------------   --------------   ------------   ------------
Total Liabilities...........................................      267,766,420        9,459,913       804,991      46,164,793
                                                              ---------------   --------------   ------------   ------------
NET ASSETS..................................................  $ 9,779,676,068   $3,016,239,583  $489,240,629    $436,006,346
                                                              ===============   ==============   ============   ============
Net Assets:
 Pacific Horizon Shares.....................................  $ 2,452,112,326   $  336,293,095  $161,640,196    $228,483,167
 Horizon Shares.............................................    2,414,466,836      702,033,432    63,162,653      30,167,044
 Horizon Service Shares.....................................    3,374,174,474    1,712,790,859   264,437,780     177,356,135
 X Shares...................................................      869,716,062      183,090,014            --              --
 S Shares...................................................      559,417,598               --            --              --
 Y Shares...................................................      109,788,772       82,032,183            --              --
                                                              ---------------   --------------   ------------   ------------
Total.......................................................  $ 9,779,676,068   $3,016,239,583  $489,240,629    $436,006,346
                                                              ===============   ==============   ============   ============
Shares Outstanding ($0.001 par value, 120 billion, 60
 billion, 30 billion, and 30 billion shares authorized,
 respectively):
 Pacific Horizon Shares.....................................    2,452,310,074      336,438,924   161,852,144     228,512,717
 Horizon Shares.............................................    2,414,749,939      702,133,948    63,211,715      30,167,905
 Horizon Service Shares.....................................    3,374,020,827    1,712,911,515   264,638,808     177,369,374
 X Shares...................................................      869,677,855      183,088,539            --              --
 S Shares...................................................      559,414,515               --            --              --
 Y Shares...................................................      109,788,400       82,031,348            --              --
                                                              ---------------   --------------   ------------   ------------
Total.......................................................    9,779,961,610    3,016,604,274   489,702,667     436,049,996
                                                              ===============   ==============   ============   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE......................................................  $          1.00   $         1.00   $      1.00    $       1.00
                                                              ===============   ==============   ============   ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     9,779,963   $    3,016,604   $   489,703    $    436,050
 Additional paid-in capital.................................    9,769,782,074    3,012,611,984   489,212,964     435,613,948
 Accumulated undistributed net investment income............        3,514,189          667,877       453,728              --
 Accumulated net realized losses on investment
  transactions..............................................       (3,400,158)         (56,882)     (915,766)        (43,652)
                                                              ---------------   --------------   ------------   ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $ 9,779,676,068   $3,016,239,583  $489,240,629    $436,006,346
                                                              ===============   ==============   ============   ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

                                   PRIME         TREASURY     GOVERNMENT     TREASURY
                                    FUND           FUND          FUND        ONLY FUND
                                ------------   ------------   -----------   -----------
INVESTMENT INCOME:
  Interest....................  $458,788,515   $150,006,923  $25,748,926    $23,437,348
                                ------------   ------------  -----------    -----------
EXPENSES:
  Investment advisory fees....     7,234,054      2,708,981      460,253        439,545
  Administration fees.........     7,938,015      2,712,338      460,253        439,545
  Special management fees
    (Pacific Horizon
    Shares)...................     7,285,114      1,088,447      455,016        667,711
  Shareholder service fees
    (Horizon Service
    Shares)...................     8,141,653      4,075,595      646,192        508,971
  Shareholder service fees (X
    Shares)...................     1,126,895        157,400           --             --
  Shareholder service fees (S
    Shares)...................       482,149             --           --             --
  Shareholder service fees (Y
    Shares)...................        99,846         61,805           --             --
  Distribution fees (X
    Shares)...................     1,352,274        188,860           --             --
  Distribution fees (S
    Shares)...................     1,241,178             --           --             --
  Distribution fees (Y
    Shares)...................       299,538        185,411           --             --
  Registration and filing
    fees......................       617,625        411,101      228,276         50,346
  Custodian and fund
    accounting fees...........       692,500        341,494      141,198        113,775
  Transfer agent fees.........       508,568        112,752       43,239         81,899
  Legal fees..................       274,244        181,444       19,347         30,208
  Audit fees..................        40,347         45,545       20,635         27,259
  Other expenses..............       813,512        279,942      104,711         98,664
                                ------------   ------------  -----------    -----------
    Total Expenses............    38,147,512     12,551,115    2,579,120      2,457,923
  Less: Fee waivers...........      (772,551)            --     (210,869)            --
      Expenses paid by third
        parties...............       (11,235)        (4,484)      (1,715)       (10,875)
                                ------------   ------------  -----------    -----------
Total Net Expenses............    37,363,726     12,546,631    2,366,536      2,447,048
                                ------------   ------------  -----------    -----------
Net Investment Income.........   421,424,789    137,460,292   23,382,390     20,990,300
NET REALIZED GAINS
  (LOSSES) ON INVESTMENTS:
  Net realized gains (losses)
    on investment
    transactions..............        69,980          1,095       23,313        (10,747)
                                ------------   ------------  -----------    -----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $421,494,769   $137,461,387  $23,405,703    $20,979,553
                                ============   ============  ===========    ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         PRIME FUND
                                                              ---------------------------------
                                                                         YEAR ENDED
                                                              ---------------------------------
                                                               FEBRUARY 28,      FEBRUARY 28,
                                                                   1998              1997
                                                              ---------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   421,424,789   $   313,627,480
 Net realized gains (losses) on investment transactions.....           69,980           172,885
                                                              ---------------   ---------------
Change in net assets resulting from operations..............      421,494,769       313,800,365
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
 Pacific Horizon Shares.....................................     (117,152,680)     (110,595,534)
 Horizon Shares.............................................     (100,966,269)      (79,709,197)
 Horizon Service Shares.....................................     (170,004,484)     (119,808,778)
 X Shares...................................................      (22,281,567)       (2,322,836)(a)
 S Shares...................................................       (8,606,405)(b)              --
 Y Shares...................................................       (1,807,633)(c)              --
                                                              ---------------   ---------------
Change in net assets from shareholder distributions.........     (420,819,038)     (312,436,345)
                                                              ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   65,111,897,688    42,442,585,809
 Dividends reinvested.......................................      243,957,627       177,262,119
 Cost of shares redeemed....................................  (62,727,564,200)  (40,881,572,699)
                                                              ---------------   ---------------
Change in net assets from capital share transactions........    2,628,291,115     1,738,275,229
                                                              ---------------   ---------------
Change in net assets........................................    2,628,966,846     1,739,639,249
NET ASSETS
 Beginning of Year..........................................    7,150,709,222     5,411,069,973
                                                              ---------------   ---------------
 End of Year................................................  $ 9,779,676,068   $ 7,150,709,222
                                                              ===============   ===============
Accumulated Undistributed Net Investment Income.............  $     3,514,189   $     2,908,438
                                                              ===============   ===============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from April 7, 1997 (inception date) to February 28, 1998.
(c) Period from July 10, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          TREASURY FUND                      GOVERNMENT FUND                   TREASURY ONLY FUND
---------------------------------   ---------------------------------   ---------------------------------
           YEAR ENDED                          YEAR ENDED                          YEAR ENDED
---------------------------------   ---------------------------------   ---------------------------------
 FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
     1998              1997              1998              1997              1998              1997
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$   137,460,292   $   139,590,623   $    23,382,390   $    26,370,373   $    20,990,300   $    22,616,016
          1,095            86,112            23,313            12,552           (10,747)           31,462
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    137,461,387       139,676,735        23,405,703        26,382,925        20,979,553        22,647,478
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    (16,848,276)      (38,697,555)       (7,118,240)      (10,822,314)       (9,857,218)      (12,248,712)
    (34,529,165)      (34,033,530)       (3,181,981)       (3,358,368)       (1,377,435)       (2,009,735)
    (82,004,103)      (66,796,890)      (13,146,010)      (12,135,558)       (9,755,647)       (8,357,569)
     (3,006,912)          (62,648)(a)            --                --                --                --
             --                --                --                --                --                --
     (1,071,836)(c)            --                --                --                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
   (137,460,292)     (139,590,623)      (23,446,231)      (26,316,240)      (20,990,300)      (22,616,016)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
 23,310,724,272    17,362,879,524     3,331,389,913     3,514,048,456     1,441,272,391     2,581,288,044
     49,740,717        46,043,231        18,033,757        20,515,585        15,715,206        17,977,687
(22,935,720,988)  (17,661,736,799)   (3,376,729,790)   (3,547,375,120)   (1,536,173,410)   (2,551,597,500)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    424,744,001      (252,814,044)      (27,306,120)      (12,811,079)      (79,185,813)       47,668,231
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    424,745,096      (252,727,932)      (27,346,648)      (12,744,394)      (79,196,560)       47,699,693
  2,591,494,487     2,844,222,419       516,587,277       529,331,671       515,202,906       467,503,213
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$ 3,016,239,583   $ 2,591,494,487   $   489,240,629   $   519,587,277   $   436,006,346   $   515,202,906
===============   ===============   ===============   ===============   ===============   ===============
$       667,877   $       667,877   $       453,728   $       517,569   $            --   $            --
===============   ===============   ===============   ===============   ===============   ===============

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. On February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of Pacific Horizon Prime Fund (the "Prime Fund"), Pacific Horizon Treasury Fund (the "Treasury Fund"), Pacific Horizon Government Fund (the "Government Fund") and Pacific Horizon Treasury Only Fund (the "Treasury Only Fund"), collectively the "Funds".

    The Funds each issue three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Services Shares). Effective July 22, 1996, the Prime Fund and the Treasury Fund began offering X Shares. The Prime Fund began offering S Shares effective April 7, 1997 and effective July 10, 1997 the Prime Fund and the Treasury Fund each began offering Y Shares. The Treasury Fund is also authorized to issue S shares for purchase as of the date of this report. Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X, S and Y Shares each have a Distribution and Services Plan.

THE INVESTMENT OBJECTIVES OF THE FUNDS ARE AS FOLLOWS:

    Prime Fund -- Seek high current income and stability of principal by investing in a broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

    Treasury Fund -- Seek high current income and stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements relating to Treasury obligations.

    Government Fund -- Provide liquidity and as high a level of current income as is consistent with the preservation of capital by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentality's and in repurchase agreements with respect to such obligations.

    Treasury Only Fund -- Provide liquidity and as high a level of current income as is consistent with the preservation of capital by investing in direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 The BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized gains and losses are incurred.

REPURCHASE AGREEMENTS (PRIME FUND, TREASURY FUND, AND GOVERNMENT FUND):

    The Funds' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the

Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the Prime Fund, Treasury Fund, Government Fund, and Treasury Only Fund had the following capital loss carryovers:

                                                      CAPITAL LOSS
                        FUND                           CARRYOVER        EXPIRATION DATE
                        ----                          ------------      ---------------
Prime Fund..........................................   $  674,982            2002
                                                        2,725,176            2003
                                                       ----------
                                                       $3,400,158
                                                       ==========
Treasury Fund.......................................   $   47,456            2002
                                                            9,426            2006
                                                       ----------
                                                       $   56,882
                                                       ==========
Government Fund.....................................   $  915,766            2003
                                                       ==========
Treasury Only Fund..................................   $   23,888            2003
                                                       ==========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

    Capital losses incurred after October 31 for the Funds are deemed to arise on the first business day of the following fiscal year for tax purposes. The Treasury Only Fund has incurred and elected to defer such capital losses of $19,764, after October 31, 1997. During the year, the Prime Fund, Treasury Fund and Government Fund utilized $69,980, $1,095 and $23,313, respectively, of its available capital loss carryover to offset realized capital gains for Federal income tax purposes.

OTHER:

    The Funds maintain a cash balance with their custodian and receive reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $11,235, $4,484, $1,715 and $10,875 for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash balances in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Bank of America serves as the Funds' Manager, providing Investment Advisory and Administrative services. For the period ended September 15, 1997, the

Fund had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Bank of America is entitled to an Advisory fee from each Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $3 billion of net assets, plus 0.09% of each Fund's next $2 billion of net assets, plus 0.08% of each Fund's net assets in excess of $5 billion. For the year ended February 28, 1998, Bank of America voluntarily waived fees from the Government Fund in the amount of $210,869. The Administration Agreement entitles Bank of America to fees from each Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $7 billion of net assets, plus 0.09% of each Fund's next $3 billion of net assets, plus 0.08% of each Fund's net assets in excess of $10 billion. During the period March 1, 1997 through September 15, 1997, the Funds had an Administration Agreement with BISYS. Administration fee rates paid to BISYS were the same as those currently paid to Bank of America. The Funds were advised that for the period September 15, 1997 through February 28, 1998, Bank of America and for the period March 1, 1997 through September 15, 1997, BISYS earned the following amounts pursuant to the respective Administrative Agreements:

                                                              BANK OF
                           FUND                               AMERICA       BISYS
                           ----                               -------       -----
Prime Fund................................................  $3,929,655    $4,008,360
Treasury Fund.............................................   1,359,676     1,352,662
Government Fund...........................................     210,009       250,244
Treasury Only Fund........................................     190,516       249,029

    The Funds have adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Funds of a fee at an annual rate 0.32% of the average daily net assets of the outstanding Pacific Horizon Shares of each Fund. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates, PDI (from September 15, 1997 through February 28, 1998), and BISYS (prior to September 15,
1997). For the year ended February 28, 1998, for the period September 15, 1997 through February 28, 1998 and for the period March 1, 1997 through September 15, 1997, the Funds were advised that Bank of America and its affiliates, PDI and BISYS each earned the following amounts pursuant to the Services Plan, respectively:

                                                      BANK OF
                       FUND                           AMERICA       PDI      BISYS
                       ----                           -------       ---      -----
Prime Fund.........................................  $6,742,687   $12,453   $22,110
Treasury Fund......................................     789,384     4,853     5,446
Government Fund....................................     427,718       139       159
Treasury Only Fund.................................     607,979        36        25

    The Funds have also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Funds of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $7,381,916
Treasury Fund...............................................   3,668,245
Government Fund.............................................     586,936
Treasury Only Fund..........................................     432,402

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Funds paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of each Fund's X Shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $2,468,893
Treasury Fund...............................................     345,956

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Funds paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support service with respect to the beneficial owners of Y shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%; respectively, of the average daily net assets of each Funds' Y shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $399,384
Treasury Fund...............................................    246,527

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's S shares. For the year ended February 28, 1998, Bank of America waived $772,551 of distribution expenses from the Prime Fund. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates, earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $950,478

    From the period October 24, 1997 through February 28, 1998 PFPC earned $288,833, $20,977, $0 and $17,187 from the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities for the Funds, BISYS Ohio earned $219,735, $91,775, $43,239 and $64,712 from the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund incurred legal charges totaling $274,244, $181,444, $19,347, and $30,208, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $37,045, $27,925, $33,068, and $28,840, for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Fund (at $1.00 per share) for the periods indicated are summarized below:

                                          PRIME FUND                         TREASURY FUND
                               ---------------------------------   ---------------------------------
                                          YEAR ENDED                          YEAR ENDED
                               ---------------------------------   ---------------------------------
                                FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                    1998              1997              1998              1997
                               ---------------   ---------------   ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued......................    3,213,898,034     4,320,031,345     1,134,991,546     2,180,160,265
 Reinvest....................      108,696,696        99,202,915        12,406,265        13,626,783
 Redeemed....................   (3,163,041,484)   (4,326,928,364)   (1,221,794,534)   (2,875,003,912)
                               ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)......      159,553,246        92,305,896       (74,396,723)     (681,216,864)
                               ===============   ===============   ===============   ===============
HORIZON SHARES
 Issued......................   20,455,794,396    15,114,015,999     5,229,807,041     6,363,082,166
 Reinvest....................       39,465,419        25,723,399        12,806,288        11,616,438
 Redeemed....................  (19,790,457,950)  (15,081,065,299)   (5,158,308,715)   (6,478,650,334)
                               ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)......      704,801,865        58,674,099        84,304,614      (103,951,730)
                               ===============   ===============   ===============   ===============
HORIZON SERVICE SHARES
 Issued......................   35,791,164,395    22,771,276,975    14,976,381,895     8,799,447,002
 Reinvest....................       69,471,827        50,011,411        24,007,250        20,737,353
 Redeemed....................  (35,431,800,117)  (21,437,775,542)  (14,844,801,907)   (8,293,700,822)
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      428,836,105     1,383,512,844       155,587,238       526,483,533
                               ===============   ===============   ===============   ===============
X SHARES
 Issued......................    4,432,511,179       237,259,971     1,534,986,458        20,188,155
 Reinvest....................       17,713,737         2,324,394           520,914            62,656
 Redeemed....................   (3,784,327,932)      (35,803,494)   (1,358,289,848)      (14,379,796)
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      665,896,984       203,780,871(a)    177,217,524         5,871,015(a)
                               ===============   ===============   ===============   ===============
S SHARES
 Issued......................      607,731,207                --                --                --
 Reinvest....................        8,606,126                --                --                --
 Redeemed....................      (56,922,818)               --                --                --
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      559,414,515(b)             --                --                --
                               ===============   ===============   ===============   ===============
Y SHARES
 Issued......................      610,798,477                --       434,557,332                --
 Reinvest....................            3,822                --                --                --
 Redeemed....................     (501,013,899)               --      (352,525,984)               --
                               ---------------   ---------------   ---------------   ---------------
 Net increase................      109,788,400(c)             --        82,031,348(c)             --
                               ===============   ===============   ===============   ===============

---------------

(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(c)  Period from July 10, 1997 (inception date) to February 28,
     1998.

                                     GOVERNMENT FUND                   TREASURY ONLY FUND
                            ---------------------------------   ---------------------------------
                                       YEAR ENDED                          YEAR ENDED
                            ---------------------------------   ---------------------------------
                             FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                 1998              1997              1998              1997
                            ---------------   ---------------   ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued...................      480,817,616       817,557,991       443,400,770     1,028,727,745
 Reinvest.................        6,669,928         8,010,482         8,944,830        10,180,140
 Redeemed.................     (518,067,695)     (894,476,160)     (449,034,109)   (1,088,026,565)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...      (30,580,151)      (68,907,687)        3,311,491       (49,118,680)
                            ===============   ===============   ===============   ===============
HORIZON SHARES
 Issued...................      210,022,080       205,437,403        60,587,676       195,585,962
 Reinvest.................        2,397,397         2,653,506           399,848         1,168,058
 Redeemed.................     (210,377,544)     (201,774,473)      (61,278,210)     (173,560,437)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...        2,041,933         6,316,436          (290,686)       23,193,583
                            ===============   ===============   ===============   ===============
HORIZON SERVICE SHARES
 Issued...................    2,640,550,217     2,491,053,062       937,283,945     1,356,974,337
 Reinvest                         8,966,432         9,851,597         6,370,528         6,629,489
 Redeemed.................   (2,648,284,551)   (2,451,124,487)   (1,025,861,091)   (1,290,010,498)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...        1,232,098        49,780,172       (82,206,618)       73,593,328
                            ===============   ===============   ===============   ===============

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0515           0.0492           0.0539           0.0424           0.0287
 Net realized gains/(losses) on
   investment transactions.....          --               --           0.0004          (0.0227)         (0.0016)
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0515           0.0492           0.0543           0.0197           0.0271
Less dividends to shareholders
 from net investment income....     (0.0515)         (0.0490)         (0.0539)         (0.0422)         (0.0287)
Increase due to voluntary
 capital contribution from
 Investment Advisor............          --               --               --           0.0233               --
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share                               --           0.0002           0.0004           0.0008          (0.0016)
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        5.27%            5.01%            5.53%            4.30%(dagger)    2.91%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $  2,452         $  2,292         $  2,200         $  1,129         $  1,216
 Ratio of expenses to average
   net assets..................        0.55%            0.55%            0.55%            0.51%            0.52%
 Ratio of net investment income
   to average net assets.......        5.15%            4.92%            5.37%            4.19%            2.86%
 Ratio of expenses to average
   net assets*.................          (b)              (b)            0.56%            0.56%            0.53%
 Ratio of net investment income
   to average net assets*......          (b)              (b)            5.36%            4.14%            2.85%

---------------

(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR               $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0546           0.0524           0.0571           0.0461           0.0319
 Net realized gains/(losses)
   on investment
   transactions..............          --               --           0.0004          (0.0232)         (0.0016)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0546           0.0524           0.0575           0.0229           0.0303
Less dividends to
 shareholders from net
 investment income...........     (0.0547)         (0.0522)         (0.0571)         (0.0454)         (0.0319)
Increase due to voluntary
 capital contribution from
 Investment Advisor..........          --               --               --           0.0233               --
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.60%            5.34%            5.86%            4.63%(dagger)    3.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
 (millions)..................    $  2,415         $  1,710         $  1,651         $    662         $  3,840
Ratio of expenses to average
 net assets..................        0.22%            0.23%            0.23%            0.16%            0.20%
Ratio of net investment
 income to average net
 assets......................        5.47%            5.24%            5.69%            4.11%            3.19%
Ratio of expenses to average
 net assets*.................          (a)              (a)            0.24%            0.23%            0.21%
Ratio of net investment
 income to average net
 assets*.....................          (a)              (a)            5.68%            4.04%            3.18%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                        1998             1997             1996             1995             1994
                                    ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0521           0.0499           0.0546           0.0431           0.0294
 Net realized gains/(losses) on
   investment transactions........          --               --           0.0004          (0.0227)         (0.0016)
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0521           0.0499           0.0550           0.0204           0.0278
Less dividends to shareholders
 from net investment income.......     (0.0522)         (0.0497)         (0.0546)         (0.0429)         (0.0294)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --               --               --           0.0233               --
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share                                 (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        5.34%            5.08%            5.60%            4.37%(dagger)    2.98%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $  3,374         $  2,945         $  1,561         $    864         $    839
 Ratio of expenses to average net
   assets.........................        0.48%            0.48%            0.48%            0.44%            0.45%
 Ratio of net investment income to
   average net assets.............        5.23%            5.00%            5.44%            4.31%            2.94%
 Ratio of expenses to average net
   assets*........................          (a)              (a)            0.49%            0.48%            0.46%
 Ratio of net investment income to
   average net assets*                      (a)              (a)            5.43%            4.27%            2.93%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         YEAR ENDED     PERIOD ENDED
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1998          1997(a)
                                                        ------------    ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........    $   1.00        $   1.00
                                                          --------        --------
Income from Investment Operations:
  Net investment income...............................      0.0491          0.0282
  Net realized gains/(losses) on investment
    transactions......................................          --              --
                                                          --------        --------
Total income from investment operations...............      0.0491          0.0282
Less dividends to shareholders from net investment
  income..............................................     (0.0491)        (0.0281)
                                                          --------        --------
Net change in net asset value per share...............          --          0.0001
                                                          --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............    $   1.00        $   1.00
                                                          ========        ========
Total return..........................................        5.03%           2.84%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..............    $    869        $    204
  Ratio of expenses to average net assets.............        0.77%           0.78%(c)
  Ratio of net investment income to average net
    assets............................................        4.92%           4.73%(c)
  Ratio of expenses to average net assets*............          (b)             (b)
  Ratio of net investment income to average net
    assets*...........................................          (b)             (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                               FEBRUARY 28,
                                                                 1998(a)
                                                              --------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............   $      1.00
                                                               -----------
Income from Investment Operations:
  Net investment income.....................................        0.0444
  Net realized gains/(losses) on investment transactions....            --
                                                               -----------
Total income from investment operations.....................        0.0444
Less dividends to shareholders from net investment income...       (0.0444)
                                                               -----------
Net change in net asset value per share.....................            --
                                                               -----------
NET ASSET VALUE PER SHARE, END OF PERIOD....................   $      1.00
                                                               ===========
Total return................................................          4.53%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................   $       110
  Ratio of expenses to average net assets...................          0.76%(c)
  Ratio of net investment income to average net assets......          4.92%(c)
  Ratio of expenses to average net assets*..................          1.20%(b)(c)
  Ratio of net investment income to average net assets*.....          4.48%(b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0290
  Net realized gains/(losses) on investment transactions....          --
                                                                --------
Total income from investment operations.....................      0.0290
Less dividends to shareholders from net investment income...     (0.0290)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.93%(d)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (millions)....................    $    559
  Ratio of expenses to average net assets...................        1.21%(c)
  Ratio of net investment income to average net assets......        4.48%(c)
  Ratio of expenses to average net assets*..................          (b)
  Ratio of net investment income to average net assets*.....          (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR..........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
  Operations:
  Net investment income......      0.0497           0.0477           0.0527           0.0405           0.0262
  Net realized gains/(losses)
    on investment
    transactions.............     (0.0002)              --           0.0011           0.0001          (0.0002)
                                 --------         --------         --------         --------         --------
Total income from investment
  operations.................      0.0495           0.0477           0.0538           0.0406           0.0260
Less dividends to
  shareholders from net
  investment income..........     (0.0495)         (0.0477)         (0.0527)         (0.0405)         (0.0262)
                                 --------         --------         --------         --------         --------
Net change in net asset value
  per share..................          --               --           0.0011           0.0001          (0.0002)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
  END OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.07%            4.87%            5.40%            4.13%            2.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year
    (millions)...............    $    336         $    411         $  1,091         $  1,132         $  1,577
  Ratio of expenses to
    average net assets.......        0.57%            0.57%            0.57%            0.55%            0.55%
  Ratio of net investment
    income to average net
    assets...................        4.96%            4.76%            5.24%            3.99%            2.62%
  Ratio of expenses to
    average net assets*......     (a)(b)                (b)            0.58%              (a)              (a)
  Ratio of net investment
    income to average net
    assets*..................    (a)(b)                  (b)           5.23%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                           --------------------------------------------------------------------------------
                           FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                               1998             1997             1996             1995             1994
                           ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR.......   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             --------         --------         --------         --------         --------
Income from Investment
  Operations:
  Net investment income...     0.0527           0.0509           0.0559           0.0437           0.0294
  Net realized
    gains/(losses) on
    investment
    transactions..........         --               --           0.0011           0.0001          (0.0002)
                             --------         --------         --------         --------         --------
Total income from
  investment operations...     0.0527           0.0509           0.0570           0.0438           0.0292
Less dividends to
  shareholders from net
  investment income.......    (0.0527)         (0.0509)         (0.0559)         (0.0437)         (0.0294)
                             --------         --------         --------         --------         --------
Net change in net asset
  value per share.........         --               --           0.0011           0.0001          (0.0002)
                             --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
  END OF YEAR.............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             ========         ========         ========         ========         ========
Total return..............       5.40%            5.21%            5.73%            4.46%            2.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    year (millions).......   $    702         $    618         $    722              469         $    487
  Ratio of expenses to
    average net assets....       0.25%            0.25%            0.25%            0.23%            0.23%
  Ratio of net investment
    income to average net
    assets................       5.27%            5.09%            5.56%            4.36%            2.94%
  Ratio of expenses to
    average net assets*...    (a)(b)                (b)            0.26%              (a)              (a)
  Ratio of net investment
    income to average net
    assets*...............   (a)(b)                  (b)           5.55%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                --------------------------------------------------------------------------------
                                FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                    1998             1997             1996             1995             1994
                                ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                  --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income........      0.0502           0.0484           0.0534           0.0412           0.0269
 Net realized gains/(losses)
   on investment
   transactions...............          --               --           0.0011           0.0001          (0.0002)
                                  --------         --------         --------         --------         --------
Total income from investment
 operations...................      0.0502           0.0484           0.0545           0.0413           0.0267
Less dividends to shareholders
 from net investment income...     (0.0502)         (0.0484)         (0.0534)         (0.0412)         (0.0269)
                                  --------         --------         --------         --------         --------
Net change in net asset value
 per share....................          --               --           0.0011           0.0001          (0.0002)
                                  --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                  ========         ========         ========         ========         ========
Total return..................        5.14%            4.97%            5.47%            4.20%            2.72%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).................    $  1,713         $  1,557         $  1,031         $    364         $    541
 Ratio of expenses to average
   net assets.................        0.50%            0.50%            0.50%            0.48%            0.48%
 Ratio of net investment
   income to average net
   assets.....................        5.03%            4.84%            5.31%            4.01%            2.69%
 Ratio of expenses to average
   net assets*................     (a)(b)                (b)            0.51%              (a)              (a)
 Ratio of net investment
   income to average net
   assets*....................     (a)(b)                (b)            5.30%              (a)              (a)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         YEAR ENDED    PERIOD ENDED
                                                        FEBRUARY 28,   FEBRUARY 28,
                                                            1998         1997(a)
                                                        ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........    $   1.00       $   1.00
                                                          --------       --------
Income from Investment Operations:
  Net investment income...............................      0.0472         0.0271
                                                          --------       --------
Total income from investment operations...............      0.0472         0.0271
Less dividends to shareholders from net investment
  income..............................................     (0.0472)       (0.0271)
                                                          --------       --------
Net change in net asset value per share...............          --             --
                                                          --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............    $   1.00       $   1.00
                                                          ========       ========
Total return..........................................        4.83%          2.74%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..............    $    183       $      6
  Ratio of expenses to average net assets.............        0.78%          0.81%(d)
  Ratio of net investment income to average net
    assets............................................        4.73%          4.58%(d)
  Ratio of expenses to average net assets*............     (b)(c)         (b)(c)
  Ratio of net investment income to average net
    assets*...........................................     (b)(c)         (b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0276
                                                                --------
Total income from investment operations.....................      0.0276
Less dividends to shareholders from net investment income...     (0.0276)
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.80%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $     82
  Ratio of expenses to average net assets...................        1.22%(d)
  Ratio of net investment income to average net assets......        4.28%(d)
  Ratio of expenses to average net assets*..................          (b)(c)
  Ratio of net investment income to average net assets*.....          (b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                    ------------------------------------------------------------------------
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                        1998           1997           1996           1995           1994
                                    ------------   ------------   ------------   ------------   ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............      0.0503         0.0481         0.0530         0.0421         0.0288
 Net realized gains/(losses) on
   investment transactions........     (0.0002)            --        (0.0004)**     (0.0091)       (0.0006)
                                      --------       --------       --------       --------       --------
Total income from investment
 operations.......................      0.0501         0.0481         0.0526         0.0330         0.0282
Less dividends to shareholders
from net investment income........     (0.0501)       (0.0480)       (0.0524)       (0.0420)       (0.0288)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --             --             --         0.0085             --
                                      --------       --------       --------       --------       --------
Net change in net asset value per
 share............................          --         0.0001         0.0002        (0.0005)       (0.0006)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      ========       ========       ========       ========       ========
Total return......................        5.13%          4.91%          5.37%          4.28%(dagger)  2.92%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $    162       $    192       $    261       $    355       $    154
 Ratio of expenses to average net
   assets.........................        0.60%          0.55%          0.56%          0.50%          0.60%
 Ratio of net investment income to
   average net assets.............        4.99%          4.82%          5.34%          4.27%          2.88%
 Ratio of expenses to average net
   assets*........................        0.64%          0.61%(a)       0.63%          0.58%          0.60%
 Ratio of net investment income to
   average net assets*............        4.95%          4.76%(a)       5.27%          4.19%          2.88%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)      Fees paid by third parties had no effect on the ratios.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                    ------------------------------------------------------------------------
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                        1998           1997           1996           1995         1994(b)
                                    ------------   ------------   ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............      0.0532         0.0513         0.0600         0.0454         0.0227
 Net realized gains/(losses) on
   investment transactions........      0.0001             --        (0.0042)**     (0.0092)       (0.0006)
                                      --------       --------       --------       --------       --------
Total income from investment
 operations.......................      0.0533         0.0513         0.0558         0.0362         0.0221
Less dividends to shareholders
 from net investment income.......     (0.0533)       (0.0512)       (0.0556)       (0.0452)       (0.0227)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --             --             --         0.0085             --
                                      --------       --------       --------       --------       --------
Net change in net asset value per
 share............................          --         0.0001         0.0002        (0.0005)       (0.0006)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      ========       ========       ========       ========       ========
Total return......................        5.46%          5.25%          5.71%          4.61%(dagger)  2.29%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $     63       $     61       $     55       $    235       $    370
 Ratio of expenses to average net
   assets.........................        0.27%          0.22%          0.24%          0.17%          0.28%(c)
 Ratio of net investment income to
   average net assets.............        5.32%          5.15%          5.66%          4.67%          3.17%(c)
 Ratio of expenses to average net
   assets*........................        0.32%          0.29%(a)       0.30%          0.25%          0.28%(c)
 Ratio of net investment income to
   average net assets*............        5.27%          5.08%(a)       5.60%          4.59%          3.17%(c)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)       Fees paid by third parties had no effect on the ratios.
(b)       Period from June 14, 1993 (inception date) to February 28,
          1994.
(c)       Annualized.
(d)       Not annualized.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0507           0.0488           0.0537           0.0429           0.0300
 Net realized gains/(losses)
   on investment
   transactions..............      0.0001               --          (0.0004)**       (0.0092)         (0.0006)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0508           0.0488           0.0533           0.0337           0.0294
Less dividends to
 shareholders from net
 investment income...........     (0.0508)         (0.0487)         (0.0531)         (0.0427)         (0.0300)
Increase due to voluntary
 capital contribution from
 Investment Advisor..........          --               --               --           0.0085               --
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................          --           0.0001           0.0002          (0.0005)         (0.0006)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.20%            4.98%            5.44%            4.35%(dagger)    3.04%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    264         $    263         $    213         $    289         $    326
 Ratio of expenses to average
   net assets................        0.52%            0.48%            0.49%            0.43%            0.48%
 Ratio of net investment
   income to average net
   assets....................        5.07%            4.89%            5.41%            4.32%            2.99%
 Ratio of expenses to average
   net assets*...............        0.57%            0.54%(a)         0.56%            0.51%            0.53%
 Ratio of net investment
   income to average net
   assets*                           5.02%            4.83%(a)         5.34%            4.24%            2.94%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
(a)      Fees paid by third parties had no effect on the ratios.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0472           0.0458           0.0495           0.0384           0.0254
 Net realized gains/(losses)
   on investment
   transactions..............          --           0.0001           0.0003          (0.0002)         (0.0002)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0472           0.0459           0.0498           0.0382           0.0252
Less dividends to
 shareholders from net
 investment income...........     (0.0472)         (0.0458)         (0.0495)         (0.0384)         (0.0254)
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................          --           0.0001           0.0003          (0.0002)         (0.0002)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        4.83%            4.68%            5.06%            3.90%            2.57%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    229         $    225         $    274         $     90         $     72
 Ratio of expenses to average
   net assets................        0.61%            0.60%            0.63%            0.62%            0.56%
 Ratio of net investment
   income to average net
   assets....................        4.73%            4.59%            4.94%            3.90%            2.54%
 Ratio of expenses to average
   net assets*...............     (a)(b)                (b)              (a)            0.63%            0.72%
 Ratio of net investment
   income to average net
   assets*...................    (a)(b)                  (b)             (a)            3.89%            2.38%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                     YEAR ENDED            PERIOD ENDED
                                             ---------------------------   ------------
                                             FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,
                                                 1998           1997         1996(a)
                                             ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD...................................    $   1.00       $   1.00       $   1.00
                                               --------       --------       --------
Income from Investment Operations:
  Net investment income....................      0.0504         0.0490         0.0227
  Net realized gains/(losses) on investment
    transactions...........................          --         0.0001       (0.0001)
                                               --------       --------       --------
Total income from investment operations....      0.0504         0.0491         0.0226
Less dividends to shareholders from net
  investment income........................    (0.0504)       (0.0490)       (0.0227)
                                               --------       --------       --------
Net change in net asset value per share....          --         0.0001       (0.0001)
                                               --------       --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD...    $   1.00       $   1.00       $   1.00
                                               ========       ========       ========
Total return...............................        5.16%          5.02%          2.30%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...    $     30       $     30       $      7
  Ratio of expenses to average net
    assets.................................        0.29%          0.27%          0.70%(d)
  Ratio of net investment income to average
    net assets.............................        5.04%          4.94%         11.88%(d)
  Ratio of expenses to average net
    assets*................................      (b)(c)         (b)(c)            (b)
  Ratio of net investment income to average
    net assets*............................      (b)(c)         (b)(c)            (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from September 20, 1995 (inception date) to February
     29, 1996.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                           --------------------------------------------------------------------------------
                           FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                               1998             1997             1996             1995             1994
                           ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR.......   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             --------         --------         --------         --------         --------
Income from Investment
  Operations:
  Net investment income...     0.0480           0.0465           0.0502           0.0391           0.0273
  Net realized
    gains/(losses) on
    investment
    transactions..........         --           0.0001           0.0003          (0.0002)         (0.0002)
                             --------         --------         --------         --------         --------
Total income from
  investment operations...     0.0480           0.0466           0.0505           0.0389           0.0271
Less dividends to
  shareholders from net
  investment income.......    (0.0480)         (0.0465)         (0.0502)         (0.0391)         (0.0273)
                             --------         --------         --------         --------         --------
Net change in net asset
  value per share.........         --           0.0001           0.0003          (0.0002)         (0.0002)
                             --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
  END OF YEAR.............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                             ========         ========         ========         ========         ========
Total return..............       4.90%            4.75%            5.14%            3.98%            2.76%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    year (millions).......   $    177         $    260         $    186         $    194         $    272
  Ratio of expenses to
    average net assets....       0.54%            0.53%            0.56%            0.55%            0.39%
  Ratio of net investment
    income to average net
    assets................       4.80%            4.66%            5.01%            3.86%            2.73%
  Ratio of expenses to
    average net assets*...    (a)(b)          (a)(b)                  (a)           0.56%            0.64%
  Ratio of net investment
    income to average net
    assets*...............   (a)(b)            (a)(b)                 (a)           3.85%            2.48%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Government Fund and Pacific Horizon Treasury Only Fund (four of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 104.4%
ARIZONA -- 1.3%
 Apache County
 Industrial Development
 Authority, Tucson
 Electric Power
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 6/15/20)*.....   VMIG1/Aa2     A1+/AA       3.40%   03/04/98  $ 7,800,000   $  7,800,000
 Pima County Industrial
 Development Authority,
 Tucson Electric Power
 Co. (LOC -- Societe
 Generale) (final
 maturity 10/1/22)*.....   VMIG1/Aa3     A1+/AA-      3.40%   03/04/98    1,100,000      1,100,000
                                                                                      ------------
                                                                                         8,900,000
                                                                                      ------------
ARKANSAS -- 2.3%
 Arkansas State
 Development Financing
 Authority Single Family
 Mortgage (final
 maturity 7/1/17)*......     NR/NR       A1+/AAA      3.95%   07/01/98   10,860,000     10,860,000
 Arkansas State
 Financial Development
 Authority (FGIC
 Insured) (LOC --
 Citibank) (final
 maturity 12/1/15)*.....   VMIG1/Aaa     A1+/AAA      3.40%   03/05/98    5,200,000      5,200,000
                                                                                      ------------
                                                                                        16,060,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- 4.9%
 California Health
 Facilities Financing
 Authority, Adventist
 Health System/West,
 Series A (MBIA
 Insured) (final
 maturity 9/1/28)*...    VMIG1/Aaa      A1+/AAA        3.60%   03/04/98  $14,000,000 $14,000,000
 California Statewide
 Community
 Development
 Authority,
 Certificate of
 Participation,
 Sutter Health
 Obligation Group
 (AMBAC
 Insured)(final
 maturity 7/1/15)*...    VMIG1/Aaa      A2/AAA         3.85%   03/02/98   3,300,000    3,300,000
 California Statewide
 Community
 Development
 Authority, Tax and
 Revenue
 Anticipation, Series
 B...................     NR/Aaa        NR/AAA         4.75%   09/30/98  10,000,000   10,048,024
 Orange County Irvine
 Coast Assessment
 (LOC -- Industrial
 Bank of Japan)
 (final maturity
 9/2/18)*............      NR/A1         A/A+          3.60%   03/02/98   7,000,000    7,000,000
                                                                                     -----------
                                                                                      34,348,024
                                                                                     -----------
COLORADO -- 3.7%
 Colorado Health
 Facilities
 Authority, North
 Colorado Medical
 Center (MBIA
 Insured) (final
 maturity
 5/15/20)*...........    VMIG1/Aaa      A1+/AAA        3.40%   03/05/98   5,100,000    5,100,000
 Colorado State Tax &
 Revenue Anticipation
 Notes, Series A.....      NR/NR        SP1+/NR        4.50%   06/26/98  20,000,000   20,040,105

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
COLORADO -- (CONTINUED)
 Colorado Student
 Obligation Bond
 Authority, Student
 Loan, Series C-2
 (LOC -- Student Loan
 Marketing) (final
 maturity 9/1/02)*...    VMIG1/Aaa      A1+/AAA        3.35%   03/04/98  $1,300,000  $ 1,300,000
                                                                                     -----------
                                                                                      26,440,105
                                                                                     -----------
DELAWARE -- 0.6%
 Delaware Economic
 Development (final
 maturity
 12/1/15)*...........    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98   4,000,000    4,000,000
                                                                                     -----------
DISTRICT OF COLUMBIA -- 5.6%
 District of
 Columbia, Series A1
 (LOC -- National
 Westminster) (final
 maturity
 10/1/07)*...........    VMIG1/Aa2      A1+/AA         3.70%   03/02/98   6,900,000    6,900,000
 District of
 Columbia, Series A2
 (LOC -- Canadian
 Imperial Bank)
 (final maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98   9,900,000    9,900,000
 District of
 Columbia, Series A3
 (final maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98  12,000,000   12,000,000
 District of
 Columbia, Series A4
 (final maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98   1,000,000    1,000,000
 District of
 Columbia, Series A5
 (LOC -- Bank of Nova
 Scotia) (final
 maturity
 10/1/07)*...........    VMIG1/Aa3      A1+/AA-        3.70%   03/02/98   9,778,000    9,778,000
                                                                                     -----------
                                                                                      39,578,000
                                                                                     -----------
FLORIDA -- 4.6%
 Florida Board of
 Education (final
 maturity 6/1/23)*...      NR/Aa        A1+/AA         3.80%   06/01/98   9,900,000    9,900,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
FLORIDA -- (CONTINUED)
 Orlando Special
 Assessment Republic
 Drive Interchange
 (LOC -- Morgan
 Guaranty) (final
 maturity 10/1/21)*.....   VMIG1/Aa1      NR/NR       3.40%   03/04/98  $ 4,700,000   $  4,700,000
 Pasco County School
 Board (AMBAC Insured)
 (final maturity
 8/1/26)*...............   VMIG1/Aaa     A1+/AAA      3.40%   03/04/98    7,000,000      7,000,000
 Sarasota County
 Commercial Paper.......     P1/NR        A1/NR       3.80%   03/10/98    5,000,000      5,000,000
 Sarasota County
 Hospital...............     P1/NR        A1/NR       3.70%   04/09/98    3,500,000      3,500,000
 St. Lucie County,
 Pollution Control
 Revenue, Florida Power
 & Light, Series A......     P1/NR        A1/NR       3.50%   04/01/98    2,500,000      2,500,000
                                                                                      ------------
                                                                                        32,600,000
                                                                                      ------------
GEORGIA -- 3.6%
 Burke County
 Development Authority
 Pollution Control,
 Oglethorpe Power Corp.,
 Series A (FGIC Insured)
 (final maturity
 1/1/19)*...............   VMIG1/Aaa     A1+/AAA      3.35%   03/04/98    3,000,000      3,000,000
 Gainesville
 Redevelopment
 Authority, Riverside
 Military Academy
 (LOC -- Wachovia Bank
 and Trust) (final
 maturity 1/1/23)*......    NR/AA2        NR/NR       3.50%   03/04/98   15,000,000     15,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
GEORGIA -- (CONTINUED)
 Georgia Municipal Gas
 Authority, Series A
 (LOC -- Morgan Guaranty
 Trust, Wachovia Bank,
 Credit Suisse,
 Bayerische Landesbank,
 ABN Amro Bank) (final
 maturity 11/1/06)*.....     NR/NR       A1+/AA       3.35%   03/04/98  $ 7,600,000   $  7,600,000
                                                                                      ------------
                                                                                        25,600,000
                                                                                      ------------
ILLINOIS -- 10.1%
 Chicago Variable
 Equipment Notes
 (LOC -- Harris Trust
 and Savings Bank)
 (final maturity
 1/1/06)*...............  VMIG1/MIG1     A1+/AA-      3.80%   03/02/98    6,800,000      6,800,000
 Chicago Tender Notes
 (LOC -- Morgan Guaranty
 Trust) (final maturity
 1/31/99)*..............  VMIG1/MIG1     A1/Sp1+      3.55%   10/29/98   15,000,000     15,000,000
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series B
 (LOC -- Rabobank)
 (final maturity
 1/1/20)*...............   VMIG1/A2       NR/NR       3.80%   03/02/98    7,600,000      7,600,000
 Illinois Health
 Facilities Authority,
 Franciscan Sisters
 Health (final maturity
 1/1/18)*...............   VMIG1/A2       NR/NR       3.80%   03/02/98    9,250,000      9,250,000
 Illinois Health
 Facilities Authority,
 Pooled Revolving Fund
 (LOC -- NBD Bank)
 (final maturity
 8/1/15)*...............   VMIG1/Aa3     A1+/AA-      3.40%   03/04/98    2,400,000      2,400,000
 Illinois Health
 Facilities Authority,
 Resurrection Health
 Care Systems (final
 maturity 5/1/11)*......   VMIG1/A2       NR/NR       3.70%   03/02/98    7,000,000      7,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
ILLINOIS -- (CONTINUED)
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series A
 (final maturity
 1/1/28)*...............   VMIG1/A2       NR/NR       3.80%   03/04/98  $ 8,100,000   $  8,100,000
 Illinois State Toll
 Highway Authority,
 Series B (LOC --
 Societe Generale) (MBIA
 Insured) (final
 maturity 1/1/10)*......   VMIG1/Aaa     A1+/AAA      3.35%   03/04/98    7,700,000      7,700,000
 University of Illinois,
 The Board of Trustees
 Health Services
 Facilities System,
 Series B (LOC --
 Landesbank Hessen)
 (final maturity
 10/1/26)*..............   VMIG1/Aaa     A1+/AAA      3.40%   03/04/98    7,600,000      7,600,000
                                                                                      ------------
                                                                                        71,450,000
                                                                                      ------------
INDIANA -- 1.8%
 Indiana Health Facility
 Financing Authority,
 Hospital Revenue Bonds,
 Deaconess Hospital,
 Inc. (LOC -- First
 National Bank of
 Chicago) (final
 maturity 1/1/22)*......   VMIG1/Aa3      NR/NR       3.40%   03/04/98    1,200,000      1,200,000
 Jasper County Pollution
 Control Revenue,
 Northern Indiana Public
 Service, Series A......     P1/NR        A1/NR       3.20%   03/12/98    8,000,000      8,000,000
 Rockport Pollution
 Control Revenue,
 Indiana Michigan Power
 Co. Project (AMBAC
 Insured) (final
 maturity 6/1/25)*......    NR/Aaa       NR/AAA       3.45%   03/04/98    3,600,000      3,600,000
                                                                                      ------------
                                                                                        12,800,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
IOWA -- 0.7%
 Iowa Higher Education
 Loan Authority, Private
 College (MBIA Insured)
 (final maturity
 12/1/15)*..............   VMIG1/Aaa     A1+/AAA      3.50%   03/04/98  $ 4,700,000   $  4,700,000
                                                                                      ------------
KENTUCKY -- 1.4%
 Kentucky
 Asset/Liability Tax &
 Revenue Anticipation
 Notes, Series A........    MIG1/NR      Sp1+/NR      4.50%   06/25/98   10,000,000     10,019,886
                                                                                      ------------
LOUISIANA -- 5.8%
 Ascension Parish
 Pollution Control,
 Borden Inc. Project
 (LOC -- Credit Suisse)
 (final maturity
 12/1/09)*..............   VMIG1/Aa2     A1+/AA       3.45%   03/04/98    5,500,000      5,500,000
 Louisiana State
 Offshore Terminal
 Authority, First Stage,
 Loop Inc. (LOC --
 Morgan Guaranty) (final
 maturity 9/1/17)*......   VMIG1/Aa1     A1+/AAA      3.45%   03/04/98    4,610,000      4,610,000
 Louisiana Public
 Facilities Authority
 Hospital Revenue,
 Willis-Knighton Medical
 Center (AMBAC Insured)
 (final maturity
 9/1/27)*...............   VMIG1/Aaa     A1+/AAA      3.45%   03/04/98   15,000,000     15,000,000
 Louisiana State General
 Obligation Bonds, Tax
 Exempt Eagle Trust,
 Series 1994 (AMBAC
 Insured) (final
 maturity 5/1/09)*......     NR/NR        A1/AA       3.56%   03/05/98   11,600,000     11,600,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
LOUISIANA -- (CONTINUED)
 Plaquemines Port
 Harbor & Term
 District, Chevron
 Pipe Line Company
 (final maturity
 9/1/08)*............     NR/Aa2         NR/AA         3.85%   03/02/98  $4,000,000  $ 4,000,000
                                                                                     -----------
                                                                                      40,710,000
                                                                                     -----------
MARYLAND -- 1.4%
 Gaithersburg
 Economic Development
 Authority, Asbury
 Methodist (MBIA
 Insured) (final
 maturity 7/1/27)*...      NR/NR        A1/AAA         3.45%   03/05/98  10,000,000   10,000,000
                                                                                     -----------
MICHIGAN -- 2.6%
 Grand Rapids Water
 Supply (final
 maturity 1/1/20)*...    VMIG1/Aaa      NR/AAA         3.35%   03/04/98   3,600,000    3,600,000
 Michigan Municipal
 Bond Authority,
 Series B............      NR/NR        NR/Sp1+        4.50%   07/02/98  10,000,000   10,022,713
 Michigan State
 Strategic Fund,
 Ltd., Consumers
 Power Co.
 (LOC -- Canadian
 Imperial Bank)
 (final maturity
 6/15/10)*...........     NR/Aa3        A1+/AA-        3.70%   03/02/98   4,900,000    4,900,000
                                                                                     -----------
                                                                                      18,522,713
                                                                                     -----------
MINNESOTA -- 0.9%
 Duluth Tax Increment
 Revenue, Lake
 Superior Paper
 (LOC -- Wachovia
 Bank) (final
 maturity 9/1/10)*...    VMIG1/Aa2      A1+/AA+        3.40%   03/05/98   3,600,000    3,600,000
 St. Cloud Health
 Care Facilities, St.
 Cloud Hospital,
 Series A
 (LOC -- Rabobank
 Nederland) (final
 maturity 7/1/27)*...      NR/NR        A1+/AAA        3.35%   03/05/98   3,000,000    3,000,000
                                                                                     -----------
                                                                                       6,600,000
                                                                                     -----------

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
MISSOURI -- 0.5%
 Columbia Water &
 Electric, Series B
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 12/1/15)*.....   VMIG1/Aa2     A1+/AA       3.40%   03/04/98  $ 1,400,000   $  1,400,000
 Missouri State Health &
 Educational Facilities
 Authority, Series B
 (MBIA Insured) (final
 maturity 6/1/22)*......    NR/Aaa       A1+/AAA      3.40%   03/04/98    2,000,000      2,000,000
                                                                                      ------------
                                                                                         3,400,000
                                                                                      ------------
MONTANA -- 0.3%
 Forsyth Pollution
 Control Revenue Bond,
 Portland General
 Electric Co.
 (LOC -- Union Bank of
 Switzerland) (final
 maturity 6/1/13)*......    P1/Aaa       A1+/AA+      3.40%   03/04/98    2,500,000      2,500,000
                                                                                      ------------
NEBRASKA -- 1.0%
 Lincoln County
 Commercial Paper.......     P1/NR        A1/NR       3.65%   03/12/98    3,900,000      3,900,000
 Nebraska Educational
 Facilities (FGIC
 Insured) (final
 maturity 12/1/00)*.....   VMIG1/Aaa     A1/AAA       3.75%   03/04/98    3,435,000      3,435,000
                                                                                      ------------
                                                                                         7,335,000
                                                                                      ------------
NEVADA -- 0.5%
 Las Vegas Commercial
 Paper..................     P1/NR        A1/NR       3.45%   03/10/98    3,500,000      3,500,000
                                                                                      ------------
NEW MEXICO -- 2.4%
 Farmington Pollution
 Control Revenue Bond,
 Arizona Public Service
 Co., Series B
 (LOC -- Barclays Bank)
 (final maturity
 9/1/24)*...............     P1/NR       A1+/AA       3.65%   03/02/98    9,000,000      9,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
NEW MEXICO -- (CONTINUED)
 New Mexico State
 Highway Commission
 (FSA Insured) (final
 maturity
 6/15/11)*...........    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98  $8,000,000  $ 8,000,000
                                                                                     -----------
                                                                                      17,000,000
                                                                                     -----------
NEW YORK -- 2.5%
 New York City
 General
 Obligation..........      P1/NR         A1/NR         3.00%   03/09/98   7,000,000    7,000,000
 New York State
 Transportation
 Authority (final
 maturity 4/1/10)*...    VMIG1/Aaa       NR/NR         3.50%   03/04/98   9,900,000    9,900,000
 Triborough Bridge
 and Tunnel Authority
 (FGIC Insured)
 (final maturity
 1/1/24)*............    VMIG1/Aaa      A1+/AAA        3.15%   03/04/98   1,100,000    1,100,000
                                                                                     -----------
                                                                                      18,000,000
                                                                                     -----------
NORTH CAROLINA -- 5.5%
 Charlotte Airport
 Revenue, Series A
 (MBIA Insured)
 (final maturity
 7/1/16)*............    VMIG1/Aaa      A1+/AAA        3.35%   03/04/98   2,000,000    2,000,000
 Lenoir County
 Hospital Revenue,
 Lenoir Memorial
 Hospital
 (LOC -- Wachovia
 Bank) (final
 maturity
 10/1/12)*...........    VMIG1/Aa2       NR/NR         3.45%   03/04/98   3,300,000    3,300,000
 North Carolina
 Commercial Paper....      P1/NR         A1/NR         3.70%   03/10/98   6,200,000    6,200,000
 North Carolina
 Eastern Municipal
 Power...............      P1/NR         A1/NR         3.45%   04/08/98   5,000,000    5,000,000
 North Carolina
 Medical Care
 Commission Hospital
 Revenue Bond, Moses
 H. Cone Memorial
 Hospital Project
 (LOC -- Wachovia
 Bank) (final
 maturity 9/1/02)*...      NR/NR        A1+/AA         3.40%   03/05/98   1,600,000    1,600,000
 North Carolina
 Municipal Power
 Agency, Catawba
 Project.............      P1/NR         A1/NR         3.00%   03/11/98   6,500,000    6,500,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
NORTH CAROLINA -- (CONTINUED)
 North Carolina Medical
 Care Community
 Retirement (LOC --
 LaSalle National Bank)
 (final maturity
 11/15/09)*.............     NR/NR       A1+/AA+      3.40%   03/04/98  $10,000,000   $ 10,000,000
 Raleigh-Durham Airport
 Authority, American
 Airlines Project,
 Series 1995B
 (LOC -- Royal Bank of
 Canada) (final maturity
 11/1/15)*..............     NR/NR       A1+/AA-      3.65%   03/02/98    4,200,000      4,200,000
                                                                                      ------------
                                                                                        38,800,000
                                                                                      ------------
OHIO -- 1.4%
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series B (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa       A1+/AAA      3.35%   03/04/98    3,325,000      3,325,000
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series F (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa       A1+/AAA      3.35%   03/04/98    2,530,000      2,530,000
 Scioto County Hospital,
 Volunteer Hospital of
 America Center, Inc.,
 Series G (AMBAC
 Insured) (final
 maturity 12/1/25)*.....    NR/Aaa       A1+/AAA      3.35%   03/04/98    4,000,000      4,000,000
                                                                                      ------------
                                                                                         9,855,000
                                                                                      ------------
OKLAHOMA -- 0.7%
 Oklahoma Water
 Resources Board State
 Loan Program Revenue
 Bonds (LOC -- Union
 Bank of Switzerland)
 (final maturity
 9/1/24)*...............     NR/NR       A1+/AA       3.55%   09/01/98    5,000,000      5,000,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
OREGON -- 1.4%
 Medford Oregon Hospital
 Facilities Authority,
 Rogue Valley Manor
 (final maturity
 5/15/27)*..............     NR/NR        A+/A2       3.60%   03/04/98  $10,000,000   $ 10,000,000
                                                                                      ------------
PENNSYLVANIA -- 12.5%
 Allegheny County
 Hospital Development
 Authority, St. Francis
 Hospital (LOC -- First
 National Bank of
 Chicago) (final
 maturity 11/1/27)*.....   VMIG1/Aa3     A1+/AA-      3.40%   03/04/98   20,000,000     20,000,000
 Allegheny County
 Industrial Development
 Authority, Duquesne
 Light Co., Series A
 (LOC -- Canadian
 Imperial Bank of
 Commerce) (final
 maturity 9/1/11)*......     NR/NR       A1+/AA-      3.85%   10/21/98    8,225,000      8,225,000
 Allegheny County
 Industrial Development
 Authority, Duquesne
 Light Co., Series A
 (LOC -- Canadian
 Imperial Bank of
 Commerce) (final
 maturity 9/1/11)*......     P1/NR       A1+/AA-      3.85%   10/21/98    3,700,000      3,700,000
 Delaware Valley
 Regulation Finance
 Authority Local
 Government, Series A
 (LOC -- Credit Suisse)
 (final maturity
 12/1/19)*..............   VMIG1/Aa3     A1+/AA       3.35%   03/04/98    3,000,000      3,000,000
 Emmaus General
 Authority Revenue Bond,
 Series B-16
 (LOC -- Kredietbank)
 (final maturity
 3/1/24)*...............    A1+/NR       SP1+/NR      3.45%   03/04/98    2,200,000      2,200,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
PENNSYLVANIA -- (CONTINUED)
 Emmaus General
 Authority Revenue
 Bond, Series E
 (final maturity
 3/1/24)*............     A1+/NR        SP1+/NR        3.50%   03/04/98  $1,400,000  $ 1,400,000
 Emmaus General
 Authority Revenue
 Bond, Series G
 (final maturity
 3/1/24)*............     A1+/NR        SP1+/NR        3.50%   03/04/98   5,000,000    5,000,000
 Quakertown General
 Authority, Pooled
 Financing Program,
 Series A (LOC -- PNC
 Bank) (final
 maturity 7/1/26)*...    VMIG1/A1        NR/NR         3.50%   03/04/98  21,000,000   21,000,000
 Quakertown Hospital
 Authority, HPS Group
 Pooled Financing
 (LOC -- PNC Bank)
 (final maturity
 7/1/05)*............    VMIG1/A1        NR/NR         3.50%   03/03/98  23,800,000   23,800,000
                                                                                     -----------
                                                                                      88,325,000
                                                                                     -----------
SOUTH CAROLINA -- 1.7%
 Piedmont Municipal
 Power Agency, South
 Carolina Electric
 Co., Series C (MBIA
 Insured) (final
 maturity 1/1/22)*...    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98   2,000,000    2,000,000
 Piedmont Municipal
 Power Agency, South
 Carolina Electric
 Co., Series D (MBIA
 Insured) (final
 maturity 1/1/25)*...    VMIG1/Aaa      A1+/AAA        3.40%   03/04/98  10,100,000   10,100,000
                                                                                     -----------
                                                                                      12,100,000
                                                                                     -----------
TENNESSEE -- 3.1%
 Bristol Health &
 Education
 Facilities, Series
 1995A (final
 maturity 3/1/14)*...      NR/NR        A1/AAA         3.55%   03/04/98   8,500,000    8,500,000
 Clarksville Public
 Building Authority
 (final maturity
 11/1/27)*...........     A1/Aa3         NR/NR         3.45%   03/04/98   4,000,000    4,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
TENNESSEE -- (CONTINUED)
 Metropolitan Government
 Nashville & Davidson
 County Health &
 Education Facilities,
 Adventist/Sunbelt,
 Series A (final
 maturity 11/15/26)*....   VMIG1/Aa3     A1+/AA+      3.40%   03/05/98  $ 9,350,000   $  9,350,000
                                                                                      ------------
                                                                                        21,850,000
                                                                                      ------------
TEXAS -- 10.5%
 Angelina & Neches River
 Authority Industrial
 Development Corp Solid
 Waste Disposal (TEEC,
 Inc. Temple-Inland)
 Series D (LOC -- Credit
 Suisse) (final maturity
 5/1/14)*...............    P1/Aa3        NR/NR       3.70%   03/02/98    5,300,000      5,300,000
 Grand Prairie Housing
 Financing Corp, Lincoln
 Property Co. (final
 maturity 6/1/10)*......     NR/NR       A1+/AAA      3.50%   03/04/98    6,700,000      6,700,000
 Grapevine Industrial
 Development Corporation
 Airport Revenue,
 Southern Air
 Transportation
 (LOC -- Bank One Texas)
 (final maturity
 3/1/10)*...............     NR/NR       A1+/AA       3.45%   03/05/98    2,300,000      2,300,000
 Harris County Health
 Facilities Development
 Corp, Memorial Hospital
 Systems, Series B
 (final maturity
 6/1/24)*...............   VMIG1/Aaa     A1+/AAA      3.35%   03/04/98    3,500,000      3,500,000

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
TEXAS -- (CONTINUED)
 Harris County,
 Industrial
 Development
 Pollution Control
 Revenue Bonds (Exxon
 Corporation) (final
 maturity 3/1/24)*...     NR/Aaa        A1+/AAA        3.65%   03/02/98  $1,000,000  $ 1,000,000
 Lower Neches Valley
 Authority, Chervon
 Corp. (final
 maturity
 2/15/17)*...........      NR/P1        A1+/AA         3.45%   03/17/98   4,700,000    4,700,000
 North Central Texas
 Commercial Paper....      P1/NR         A1/NR         3.70%   03/10/98   5,000,000    5,000,000
 North Texas
 Municipal Water
 District (AMBAC
 Insured) (final
 maturity 6/1/02)*...     NR/Aaa        NR/AAA         7.65%   06/01/98   2,280,000    2,349,584
 Nueces River
 Authority (final
 maturity 3/1/27)*...    VMIG1/NR       NR/AAA         3.56%   03/05/98  16,600,000   16,600,000
 Texas State Tax &
 Revenue Anticipation
 Notes, Series A.....     MIG1/NR       SP1+/NR        4.75%   08/31/98  22,000,000   22,097,620
 Tom Green County
 Health Facilities
 Development,
 Universal Health
 Services (LOC --
 Morgan Guaranty
 Trust) (final
 maturity
 12/1/15)*...........      NR/NR        A1+/AAA        3.40%   03/04/98   2,000,000    2,000,000
 University of Texas
 Board of Regents....      P1/NR         A1/NR         3.55%   05/14/98   3,000,000    3,000,000
                                                                                     -----------
                                                                                      74,547,204
                                                                                     -----------
UTAH -- 1.4%
 Intermountain Power
 Agency, Utah Power
 Supply Revenue
 (LOC -- Chase
 Manhattan Bank)
 (final maturity
 7/1/03)*............    VMIG1/Aaa       NR/NR         3.55%   03/04/98   9,900,000    9,900,000
                                                                                     -----------

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
VERMONT -- 1.4%
 Mt. Vernon Commercial
 Paper..................     P1/NR        A1/NR       3.60%   03/10/98  $ 3,290,000   $  3,290,000
 Vermont Education and
 Health Financing
 Agency, Middlebury
 College Project, Series
 A (final maturity
 11/1/27)*..............     NR/Aa        NR/AA       3.85%   05/01/98    2,075,000      2,077,706
 Vermont Education and
 Health Financing
 Agency, Middlebury
 College Project, Series
 A (final maturity
 5/1/28)*...............     NR/NR       A1+/AA       3.95%   05/01/98    4,700,000      4,700,000
                                                                                      ------------
                                                                                        10,067,706
                                                                                      ------------
VIRGINIA -- 0.9%
 Peninsula Port
 Authority of Virginia
 Coal Terminal, Dominion
 Terminal Associates
 Project, Series D
 (LOC -- Barclays Bank)
 (final maturity
 7/1/16)*...............    P1/Aa2        NR/NR       3.65%   03/02/98    2,000,000      2,000,000
 Peninsula Port
 Authority of Virginia,
 Dominion Terminal
 Associates Project.....     P1/NR        A1/NR       3.00%   03/11/98    4,035,000      4,035,000
                                                                                      ------------
                                                                                         6,035,000
                                                                                      ------------
WISCONSIN -- 3.6%
 Carlton Pollution
 Control Revenue,
 Wisconsin Power and
 Light Co. (final
 maturity 9/01/05)*.....   VMIG1/Aa2     A1+/AA       3.70%   03/02/98    2,900,000      2,900,000
 Wisconsin State
 Operating Note.........    MIG1/NR      SP1+/NR      4.50%   06/15/98    7,100,000      7,114,182

---------------
See Notes to Financial Statements.

                            MOODY'S          S&P                                        AMORTIZED
                           RATINGS(dagger) RATINGS(dagger)     MATURITY   PRINCIPAL        COST
      DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE      AMOUNT        (NOTE 2)
      -----------         -----------     -----------  ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
WISCONSIN -- (CONTINUED)
 Wisconsin State
 Operating Notes,
 Series 2............     MIG1/NR       SP1+/NR        4.50%   06/15/98  $10,000,000 $10,021,940
 Wisconsin
 Transportation
 Revenue.............      P1/NR         A1/NR         3.10%   03/10/98   5,159,000    5,159,000
                                                                                     -----------
                                                                                      25,195,122
                                                                                     -----------
WYOMING -- 1.8%
 Converse Country,
 Pacificcorp., Series
 1992................      P1/NR         A1/NR         3.25%   03/12/98  12,485,000   12,485,000
                                                                                     -----------
TOTAL INVESTMENTS -- 104.4%
 (AMORTIZED COST
 $738,223,760)(a)....                                                                738,223,760
LIABILITIES IN EXCESS
 OF OTHER ASSETS --
 (4.4%)..............                                                                (30,899,984)
                                                                                     -----------
NET ASSETS --
 100.0%..............                                                                $707,323,776
                                                                                     ===========

---------------

Percentages indicated are based on net assets of $707,323,776.
(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
FGIC --  Financial Guaranty Insurance Company.
 FSA --  Financial Security Assurance.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.

* Variable rate security. Maturity date reflects the next rate change date. (dagger) The ratings provided consist of short-term and long-term ratings.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 99.8%
CALIFORNIA -- 96.3%
 Abag Financial
 Authority, For Non-
 Profit Corporations,
 Certificates of
 Participation, Lucile
 Salter Packard Project
 (final maturity
 8/1/23)*................   VMIG1/AAA     A1+/AAA      3.00%   03/04/98   $ 1,930,000   $    1,930,000
 Alameda-Contra Costa
 Financing Authority,
 Certificates of
 Participation (final
 maturity 8/1/23)*.......     NR/NR       A1+/AA-      2.90%   03/05/98     5,000,000        5,000,000
 California Department of
 Water...................     P1/NR       A1+/NR       3.40%   04/16/98     2,330,000        2,330,000
 California General
 Obligation (final
 maturity 4/1/04)*
 (double dagger).........     NR/NR       A1+/AAA      3.00%   03/16/98    15,100,000       15,100,000
 California General
 Obligation..............     P1/A         A/A+        3.45%   03/24/98    11,000,000       11,000,000
 California General
 Obligation..............     P1/A         A/A+        3.55%   04/20/98    10,000,000       10,000,000
 California General
 Obligation..............     P1/A         A/A+        3.70%   03/06/98     6,000,000        6,000,000
 California General
 Obligation..............     P1/A         A/A+        3.65%   03/09/98     5,000,000        5,000,000
 California General
 Obligation..............     P1/A         A/A+        3.70%   03/06/98    10,000,000       10,000,000
 California General
 Obligation, Class A
 (final maturity
 2/1/06)*(double dagger).    A1+/AA        NR/NR       3.46%   03/05/98    10,000,000       10,000,000
 California Health
 Facilities Financing
 Authority (final
 maturity 7/1/20)*.......   VMIG1/AA       A1/AA       3.00%   03/04/98     4,200,000        4,200,000
 California Health
 Facilities Financing
 Authority (final
 maturity 8/1/16)**......    NR/AAA       NR/AAA       3.50%   05/01/98    11,300,000       11,300,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
 Facilities Financing
 Authority, Adventist
 Health System, Series
 A (MBIA Insured)
 (final maturity
 9/1/28)*.............    VMIG1/AAA      A1+/AAA        3.60%   03/04/98  $16,000,000  $  16,000,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1995C (MBIA
 Insured) (final
 maturity 7/1/11)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   10,000,000     10,000,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1995D (MBIA
 Insured) (final
 maturity 7/1/18)*....    VMIG1/AAA      A1+/AAA        3.00%   03/04/98    9,700,000      9,700,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1996C (MBIA
 Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98    5,700,000      5,700,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare West,
 Series 1997B (MBIA
 Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   13,300,000     13,300,000
 California Health
 Facilities Financing
 Authority, Catholic
 Healthcare, Series
 1988A (MBIA Insured)
 (final maturity
 7/1/09)*.............    VMIG1/AAA      A1+/AAA        3.00%   03/04/98    3,700,000      3,700,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
 Facilities Financing
 Authority, Children's
 Hospital (MBIA
 Insured) (final
 maturity 11/1/21)*...    VMIG1/Aaa      A1+/AAA        2.90%   03/04/98  $7,550,000  $   7,550,000
 California Health
 Facilities Financing
 Authority, Scripps
 Memorial Hospital,
 Series 1991B (MBIA
 Insured) (final
 maturity 10/1/21)*...    VMIG1/AAA      A1+/AAA        3.05%   03/04/98   1,500,000      1,500,000
 California Health
 Facilities Financing
 Authority, St. Joseph
 Healthcare System,
 Series 1985A (final
 maturity 7/1/12)*....    VMIG1/AA3      A1+/AA         3.55%   03/02/98   2,240,000      2,240,000
 California Health
 Facilities Financing
 Authority, Sutter
 Healthcare
 Facilities, Series B
 (LOC -- Morgan
 Guaranty Trust)
 (final maturity
 3/1/20)*.............    VMIG1/AA1      A1+/AAA        3.65%   03/02/98   1,000,000      1,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority
 (MBIA Insured) (final
 maturity 8/1/07)*....     NR/AAA        NR/AAA         3.55%   08/01/98   2,000,000      2,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority
 (MBIA Insured) (final
 maturity 8/1/08)*....     NR/AAA        NR/AAA         3.55%   08/01/98   2,500,000      2,500,000
 California Housing
 Financing Agency,
 Multifamily, Series A
 (final maturity
 7/15/13)*............      NR/NR        A1+/AAA        2.95%   03/04/98   4,030,000      4,030,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Housing
 Financing Agency,
 Multifamily, Series B
 (final maturity
 7/15/13)*............      NR/NR        A1+/AAA        2.95%   03/04/98  $1,500,000  $   1,500,000
 California Housing
 Financing Agency,
 Series E (AMT) (final
 maturity 2/1/33)*....    VMIG1/AA2      A1+/AA-        3.55%   03/04/98  15,000,000     15,000,000
 California Pollution
 Control Financing
 Authority............      P1/NR         A1/NR         3.30%   03/12/98  14,000,000     14,000,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison --
 Series D.............      P1/NR         A1/NR         3.55%   05/19/98   6,200,000      6,200,000
 California Pollution
 Control Financing
 Authority, Atlantic
 Richfield Company
 Project, Series 1994A
 (AMT) (final maturity
 12/1/24)*............    VMIG1/A2        A1/A          3.70%   03/02/98   8,800,000      8,800,000
 California Pollution
 Control Financing
 Authority, Calsan,
 Inc. Project, Series
 A (AMT) (LOC-Wells
 Fargo Bank) (final
 maturity 12/1/11)*...      NR/NR         NR/NR         3.20%   03/04/98   1,700,000      1,700,000
 California Pollution
 Control Financing
 Authority, Chevron
 USA, Inc. Project
 (final maturity
 11/15/01)*...........     NR/AA2         NR/AA         3.85%   05/15/98   2,408,462      2,408,462
 California Pollution
 Control Financing
 Authority, Delano
 Power Project (AMT)
 (LOC -- Algemene Bank
 Nederland) (final
 maturity 8/1/19)*....     NR/AA1         NR/NR         3.65%   03/02/98   4,900,000      4,900,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Honey Lake
 Power Company Project
 (AMT) (LOC -- Banque
 Nationale, Paris)
 (final maturity
 9/1/18)*.............     NR/Aa3         NR/NR         3.65%   03/02/98  $4,300,000  $   4,300,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1996A (AMT)
 (LOC -- Swiss Bank
 Corporation) (final
 maturity 12/1/16)*...      NR/NR        A1+/AAA        3.20%   03/04/98  15,000,000     15,000,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1997B (AMT)
 (LOC-Deutsche Bank)
 (final maturity
 11/1/26)*............      NR/NR        A1+/AAA        3.60%   03/02/98  53,250,000     53,250,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series 1997C (AMT)
 (LOC -- Kredietbank
 N.V.) (final maturity
 11/1/26)*............      NR/NR        A1+/AA+        3.65%   03/02/98  31,500,000     31,500,000
 California Pollution
 Control Financing
 Authority, Pacific
 Gas & Electric,
 Series D.............      NR/NR        A1+/AA+        3.55%   03/10/98   6,800,000      6,800,000
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Martinez
 Project, Series 1994A
 (AMT) (final maturity
 10/1/24)*............    VMIG1/Aa1       NR/NR         3.60%   03/02/98  19,800,000     19,800,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Project,
 Series 1991A (final
 maturity 10/1/06)*...    VMIG1/AA1      A1+/AAA        3.55%   03/02/98  $1,300,000  $   1,300,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison Co.
 Project, Series 1986D
 (final maturity
 2/28/08)*............      P1/A1         A1/A+         3.90%   03/02/98   1,000,000      1,000,000
 California Pollution
 Control Financing
 Authority, Solid
 Waste Disposal
 Revenue, Taormina
 Industries, Inc.
 Project (AMT) (LOC --
 Sanwa Bank, Ltd.)
 (final maturity
 8/1/14)*.............    VMIG1/A1        NR/NR         3.85%   03/04/98   5,335,000      5,335,000
 California Pollution
 Control Financing
 Authority, Solid
 Waste Disposal
 Revenue, Taormina
 Industries, Inc.,
 Project, Series 1994B
 (AMT) (final maturity
 8/1/14)*.............    VMIG1/A1        NR/NR         3.85%   03/04/98   2,240,000      2,240,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         2.95%   03/10/98   3,300,000      3,300,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/10/98   2,000,000      2,000,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/12/98   3,600,000      3,600,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         3.10%   03/18/98  15,000,000     15,000,000
 California Pollution
 Control Revenue......      P1/NR        A1+/NR         2.90%   03/04/98   2,000,000      2,000,000
 California School
 Cash Reserve Program
 Authority, Series
 A....................     MIG1/NR       SP1+/NR        4.75%   07/02/98  37,110,666     37,110,666

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California State
 Department of Water
 (final maturity
 12/1/29)*............      NR/AA         A+/AA         3.41%   03/05/98  $8,300,000  $   8,300,000
 California State
 Municipal Receipts,
 Series SGA 54 (AMBAC
 Insured) (final
 maturity 6/1/21)*
 **...................      NR/NR         NR/NR         3.40%   03/04/98  15,950,000     15,950,000
 California State
 Municipal Receipts,
 Series SGA 72 (FGIC
 Insured) (final
 maturity 6/1/17)*
 ***..................      NR/NR        A1+/AAA        3.40%   03/04/98   2,000,000      2,000,000
 California State
 Municipal Receipts,
 Series SGB 7 (final
 maturity 9/1/21)*....      NR/NR        A1+/AAA        3.40%   03/04/98   3,975,000      3,975,000
 California State
 Revenue Anticipation
 Note.................     MIG1/NR       SP1+/NR        4.50%   06/30/98  14,491,929     14,491,929
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-1 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.00%   03/04/98   4,100,000      4,100,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-2 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.00%   03/04/98  28,000,000     28,000,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-5 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.15%   03/04/98  15,425,000     15,425,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-6 (final
 maturity 5/15/25)*...      NR/NR        NR/AAA         3.15%   03/04/98  $2,300,000  $   2,300,000
 California Statewide
 Community Development
 Authority, Apartment
 Development Revenue,
 Series A-7 (AMT)
 (final maturity
 5/15/25)*............      NR/NR        NR/AAA         3.20%   03/04/98   8,800,000      8,800,000
 California Statewide
 Community Development
 Authority, Sutter
 Health Obligation
 Group (AMBAC Insured)
 (final maturity
 7/1/15)*.............      NR/NR         NR/NR         3.85%   03/02/98  24,600,000     24,600,000
 California Statewide
 Community Development
 Authority, Calsonic
 Project (final
 maturity 8/1/08)*....      NR/NR         NR/NR         3.65%   03/04/98   7,000,000      7,000,000
 California Statewide
 Community Development
 Authority, Chevron
 USA, Inc. Project
 (AMT) (final maturity
 12/15/24)*...........     NR/AA2         NR/NR         3.65%   03/02/98  12,400,000     12,400,000
 California Statewide
 Community Development
 Authority, Kaiser
 Permanente Foundation
 Hospital (final
 maturity 12/1/15)*...    VMIG1/AA3      A1+/A+         3.50%   03/04/98   3,400,000      3,400,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Statewide
 Community Development
 Authority, Merrills
 Packaging, Inc. (AMT)
 (LOC -- Bank of
 Tokyo) (final
 maturity 12/1/18)*...      NR/NR         A1/A+         3.65%   03/04/98  $1,605,000  $   1,605,000
 California Statewide
 Community Development
 Authority, Tax and
 Revenue Anticipation
 Note, Series B.......     NR/AAA        NR/AAA         4.75%   09/30/98   7,033,023      7,033,023
 California Statewide
 Community Development
 Authority, The
 Terraces at PK Marino
 Project (AMT) (LOC --
 Sanwa Bank,
 California) (final
 maturity 7/1/27)*....    VMIG1/A1        NR/NR         4.20%   03/04/98   7,355,000      7,355,000
 California
 Transportation
 Finance Authority
 (FSA Insured) (final
 maturity 10/1/27)*...      NR/NR        A1+/AAA        3.20%   03/04/98   6,600,000      6,600,000
 Camarillo Multifamily
 Housing Authority,
 Heritage Park Project
 (FNMA Insured) (final
 maturity 7/15/19)*...      NR/NR        A1+/AAA        3.00%   03/04/98   5,000,000      5,000,000
 Central Coast Water
 Authority California
 Revenue (final
 maturity 10/1/16)*...      NR/NR        A1+/AAA        3.36%   03/04/98   2,250,000      2,250,000
 Chula Vista
 Industrial
 Development Revenue..      P1/NR         A1/NR         3.15%   03/18/98   3,000,000      3,000,000
 Chula Vista
 Industrial
 Development, San
 Diego Gas & Electric
 Co., Series A (AMT)
 (final maturity
 3/1/23)*.............    VMIG1/A2        A1/A          3.75%   03/02/98     700,000        700,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Chula Vista
 Industrial
 Development, San
 Diego Gas & Electric
 Co., Series B (AMT)
 (final maturity
 12/1/27)*............    VMIG1/A1        A1/A+         3.30%   03/04/98  $11,000,000 $  11,000,000
 City of Long Beach
 (final maturity
 5/15/15)*............      NR/NR        A1+/AAA        3.31%   03/04/98   6,500,000      6,500,000
 Contra Costa County
 Tax & Revenue
 Anticipation Notes,
 Series A.............     MIG1/NR       SP1+/NR        4.50%   07/01/98  10,021,559     10,021,559
 Eastern Municipal
 Water District,
 California Water &
 Sewer, Certificates
 of Participation,
 Series B (FGIC
 Insured) (final
 maturity 7/1/20)*....    VMIG1/Aaa      A1+/AAA        2.90%   03/04/98  25,640,000     25,640,000
 Foothill/Eastern
 Corridor Agency, Toll
 Road Revenue, Series
 B (LOC -- Morgan
 Guaranty Trust)
 (final maturity
 1/2/35)*.............      NR/NR        A1+/AAA        2.90%   03/05/98   7,100,000      7,100,000
 Fremont Certificates
 of Participation,
 Family Residential
 Center (final
 maturity 8/1/28)*....      NR/NR        A1+/AA-        2.95%   03/04/98   2,000,000      2,000,000
 Fremont Multi-Family
 Housing Authority
 (LOC -- Bayerische
 Landesbank) (final
 maturity 9/1/14)*....      NR/NR        A1+/AAA        3.00%   03/05/98   6,000,000      6,000,000
 Grand Terrace
 Community
 Redevelopment Agency,
 Mt. Vernon Villas
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 12/1/11)*...      NR/NR         A2/A-         4.10%   03/04/98   1,650,000      1,650,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Hayward Multi-Family
 Housing Authority,
 Series A (final
 maturity 8/1/14)*....    VMIG1/Aaa      NR/AAA         2.90%   03/04/98  $9,600,000  $   9,600,000
 Huntington Beach
 Multi-Family Housing,
 Huntington Breakers,
 Series A (LOC --
 Sumitomo Bank, Ltd.)
 (final maturity
 7/1/14)*.............    VMIG1/A1        NR/NR         3.65%   03/04/98  10,300,000     10,300,000
 Indio Multi-Family
 Housing, Western
 Federal Savings
 Project (LOC -- Wells
 Fargo & Co.) (final
 maturity 6/1/05)*....      NR/NR         A1/A+         2.75%   03/05/98   2,900,000      2,900,000
 Irvine Improvement
 Board Act 1915,
 District 94-13
 (LOC -- Canadian
 Imperial Bank) (final
 maturity 9/2/22)*....    VMIG1/Aa3      A1+/AA-        3.65%   03/02/98   2,800,000      2,800,000
 Irvine Improvement
 Board Act 1915,
 District 94-15
 (LOC -- Dai-Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 9/2/20)*.............    VMIG1/A1       A2/BBB+        3.85%   03/02/98  12,733,000     12,733,000
 Irvine Ranch Water
 District (LOC --
 National Westminster)
 (final maturity
 8/1/16)*.............    VMIG1/AA2       A1/A          3.65%   03/04/98   2,700,000      2,700,000
 Long Beach Health
 Facilities, Memorial
 Health Service (final
 maturity 10/1/16)*...    VMIG1/A1       A1+/AA-        3.05%   03/04/98  11,600,000     11,600,000
 Long Beach (AMT)
 (final maturity
 5/15/05)*............     P1/Aaa        A1/AAA         3.45%   03/04/98   4,995,000      4,995,000
 Long Beach County,
 Capital Asset........      P1/NR         A1/NR         3.20%   03/11/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles Community
 Redevelopment Agency,
 Academy Village
 Apartments (AMT)
 (LOC -- Swiss Bank)
 (final maturity
 10/1/19)*............    VMIG1/Aa1       NR/NR         3.05%   03/02/98  $15,000,000 $  15,000,000
 Los Angeles County
 Metro Transportation
 Sales Tax Revenue,
 Series 1993A (MBIA
 Insured) (final
 maturity 7/1/20)*....    VMIG1/Aaa      A1+/AAA        2.90%   03/05/98  31,150,000     31,150,000
 Los Angeles County
 Metropolitan
 Transportation
 Authority, Series
 SG-54 (final maturity
 7/1/17)*.............      NR/NR        A1+/AAA        3.41%   03/04/98   2,100,000      2,100,000
 Los Angeles County
 Pension Obligation,
 Series B (AMBAC
 Insured) (final
 maturity 6/30/07)*...    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   1,200,000      1,200,000
 Los Angeles County
 Tranportation
 Authority............      P1/NR        A1+/NR         2.85%   03/12/98   5,337,000      5,337,000
 Los Angeles County
 Transportation
 Authority, Series
 A....................      P1/NR        A1+/NR         3.70%   03/09/98   4,900,000      4,900,000
 Los Angeles County
 Transportation
 Commission Sales Tax
 Revenue, Series 1992A
 (FGIC Insured) (final
 maturity 7/1/12)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/04/98   2,400,000      2,400,000
 Los Angeles County
 Transportation
 Commission Sales Tax
 Revenue, Series A....      P1/NR        A1+/NR         3.70%   03/09/98     100,000        100,000
 Los Angeles County
 Water Authority......      P1/NR        A1+/NR         3.15%   04/03/98  15,000,000     15,000,000
 Los Angeles County
 Waste Water
 Systems..............      P1/NR        A1+/NR         3.60%   03/12/98   1,500,000      1,500,000
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.30%   03/06/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.40%   03/25/98  $10,000,000 $  10,000,000
 Los Angeles County
 Capital Asset........      P1/NR         A1/NR         3.40%   03/06/98   5,000,000      5,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.35%   05/11/98  19,000,000     19,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.10%   03/17/98   5,000,000      5,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.75%   04/08/98  15,000,000     15,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.00%   03/06/98  10,000,000     10,000,000
 Los Angeles
 Department of Water
 and Power............      P1/NR        A1+/NR         3.10%   03/17/98  35,000,000     35,000,000
 Los Angeles Tax &
 Revenue Anticipation
 Notes................     MIG1/NR       SP1+/NR        4.50%   06/30/98  15,028,671     15,028,671
 Los Angeles
 Transportation
 Authority............      P1/NR        A1+/NR         2.95%   03/05/98   6,000,000      6,000,000
 Los Angeles Unified
 School District Tax &
 Revenue Anticipation
 Note.................     MIG1/NR       SP1+/NR        4.50%   10/01/98   7,026,456      7,026,456
 Marin County Tax &
 Revenue Anticipation
 Notes................     MIG1/NR        NR/NR         4.50%   07/31/98  20,052,238     20,052,238
 Metropolitan Water
 District, Southern
 California
 Waterworks, Series A
 (AMBAC Insured)
 (final maturity
 6/1/23)*.............    VMIG1/Aaa      A1+/AAA        2.90%   03/05/98   6,980,000      6,980,000
 Modesto County.......      P1/NR        A1+/NR         2.95%   03/12/98   8,000,000      8,000,000
 Modesto Irrigation
 District.............      P1/NR         A1/NR         3.10%   03/19/98   7,000,000      7,000,000
 Monterey County
 Financing Authority,
 Reclamation and
 Distribution Project
 (LOC -- Dai-Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 9/1/36)*.............    VMIG1/A1        NR/NR         3.90%   03/05/98  19,100,000     19,100,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Monterey Peninsula
 Water Management
 District,
 Certificates of
 Participation,
 Wastewater
 Reclamation Project
 (LOC -- Sumitomo
 Bank, Ltd.) (final
 maturity 7/1/22)*....    VMIG1/A1        A2/A-         3.50%   03/05/98  $21,600,000 $  21,600,000
 Monterey Waste
 Management Authority
 (LOC -- Dai Ichi
 Kangyo Bank, Ltd.)
 (final maturity
 4/1/15)*.............      NR/NR        A2/BBB+        3.90%   03/02/98   3,400,000      3,400,000
 MSR Public Power
 Agency, California
 San Jaun Project,
 Series 1997E (MBIA
 Insured) (final
 maturity 7/1/22)*....    VMIG1/AAA      A1+/AAA        3.00%   03/04/98  15,200,000     15,200,000
 Ontario Industrial
 Development
 Authority, L.D.
 Brinkman & Co.
 (LOC -- Union Bank of
 California) (final
 maturity 4/1/15)*....      P1/NR         NR/NR         3.55%   03/02/98   3,000,000      3,000,000
 Orange County
 Apartment Development
 Authority, Bear Brand
 Apartments (final
 maturity 11/1/07)*...    VMIG1/Aa2       NR/NR         3.00%   03/04/98  19,500,000     19,500,000
 Orange County
 Apartment Development
 Authority, Pointe
 Niguel Project,
 Series C
 (LOC -- First
 Interstate Bancorp)
 (final maturity
 11/1/05)*............    VMIG1/Aa3       NR/NR         3.25%   03/05/98  13,000,000     13,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Orange County
 Apartment Development
 Authority, Traboco
 Wood Apartments
 (final maturity
 4/1/23)*.............    VMIG1/A1        NR/NR         2.70%   03/04/98  $2,670,000  $   2,670,000
 Orange County Housing
 Authority, Costa
 Partner Development,
 Series BB (final
 maturity 12/1/09)*...    VMIG1/Aa2       NR/NR         3.20%   03/03/98  12,000,000     12,000,000
 Orange County Special
 Finance Authority,
 Tetter Plan, Series B
 (LOC-IBJ Schroder
 Bank & Trust) (final
 maturity 11/1/14)*...      P1/A2         A2/A-         3.75%   03/04/98   5,825,000      5,825,000
 Otay Water District,
 Certificates of
 Participation (final
 maturity 9/1/26)*....     P1/Aaa        A+/AAA         3.00%   03/04/98   2,200,000      2,200,000
 Riverside County
 Community Facilities
 District, Special Tax
 No. 88-4 (LOC --
 Kredietbank N.V.)
 (final maturity
 9/1/14)*.............    VMIG1/AA2       NR/NR         3.05%   03/04/98   5,700,000      5,700,000
 Riverside County
 Housing Authority,
 Multi-Family Mortgage
 Revenue, Woodcreek
 Development (final
 maturity 7/15/18)*...      NR/NR        A1+/AAA        2.95%   03/04/98   2,000,000      2,000,000
 Riverside County
 Housing, Multi-Family
 Mortgage Revenue,
 Emirtus Park, Series
 B (final maturity
 7/15/18)*............      NR/NR        A1+/AAA        2.95%   03/04/98   3,100,000      3,100,000
 Riverside County
 School Financing
 Authority, Revenue
 Anticipation Note....     MIG1/NR        NR/NR         4.50%   10/01/98   8,028,373      8,028,373
 Riverside County
 Transportation
 Authority............      P1/NR         A1/NR         3.00%   03/12/98   5,000,000      5,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Sacramento County
 Multi-Family Housing,
 Series A (LOC --
 Dai-Ichi Kangyo Bank,
 Ltd.) (final maturity
 4/15/07)*............    VMIG1/A1        NR/NR         3.90%   03/05/98  $8,800,000  $   8,800,000
 Sacramento County Tax
 & Revenue
 Anticipation Note....     MIG1/NR       SP1+/NR        4.50%   09/30/98   3,010,504      3,010,504
 Sacramento Municipal
 Utility Authority....      P1/NR        A1+/NR         3.15%   03/27/98   8,000,000      8,000,000
 Sacramento County....      P1/NR        A1+/NR         3.35%   05/12/98  11,293,000     11,293,000
 San Bernardino County
 Housing Authority,
 Multi-Family Housing,
 Brookside Meadows,
 Series A (final
 maturity 8/1/05)*....    VMIG1/Aa2       NR/NR         3.10%   03/04/98  22,000,000     22,000,000
 San Diego Area Local
 Government,
 Certificates of
 Participation, Tax &
 Revenue Anticipation
 Notes................      NR/NR        SP1+/NR        4.50%   10/01/98   1,505,247      1,505,247
 San Diego City,
 Industrial
 Development
 Authority, San Diego
 Gas & Electric.......      P1/NR        A1+/NR         3.70%   03/09/98   1,500,000      1,500,000
 San Diego City,
 Industrial
 Development
 Authority, San Diego
 Gas & Electric,
 Series A.............      P1/NR        A1+/NR         3.65%   03/09/98   6,400,000      6,400,000
 San Diego County
 Housing Authority,
 Multi-Family Housing
 Revenue, Country
 Hills (final maturity
 8/15/13)*............      NR/NR        A1+/AAA        2.95%   03/05/98   4,590,000      4,590,000
 San Diego County Tax
 & Revenue
 Anticipation Notes...     MIG1/NR       SP1+/NR        4.50%   09/30/98  45,165,796     45,165,796
 San Diego County
 Water District
 Authority............      P1/NR        A1+/NR         3.70%   03/09/98   5,000,000      5,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Diego Housing
 Authority, Multi-
 Family Housing, Nobel
 Ct. Apartments,
 Series L (final
 maturity 12/1/08)*...    VMIG1/A2        NR/NR         3.00%   03/05/98  $11,910,000 $  11,910,000
 San Diego Housing
 Authority, Multi-
 Family Housing, Paseo
 Point Apartments,
 Series A (final
 maturity 8/1/15)*....    VMIG1/AA2       NR/NR         3.50%   03/04/98   1,500,000      1,500,000
 San Diego Industrial
 Development Revenue..      P1/NR        A1+/NR         3.35%   05/13/98   5,200,000      5,200,000
 San Francisco Airport
 Authority............      P1/NR        A1+/NR         3.10%   03/25/98   4,020,000      4,020,000
 San Francisco City
 and County Community
 International
 Airport, Series SG 88
 (final maturity
 5/1/21)*.............      NR/NR        A1+/AAA        3.38%   03/05/98   5,345,000      5,345,000
 San Francisco City
 and County Community
 International
 Airport, Series SGA
 50 (AMT) (MBIA
 Insured) (final
 maturity 5/1/16)*....      NR/NR        A1+/AAA        3.40%   03/04/98   7,500,000      7,500,000
 San Francisco City
 and County Community
 International
 Airport, Series SGA
 56 (AMT) (MBIA
 Insured) (final
 maturity 5/1/26)*....      NR/NR        A1+/AAA        3.40%   03/05/98   3,905,000      3,905,000
 San Francisco City
 and County
 Multi-Family Housing,
 Bayside Village
 Project D, Series A
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 12/1/05)*...    VMIG1/A2        NR/NR         3.85%   03/05/98   1,000,000      1,000,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Francisco City
 and County
 Multi-Family Housing,
 Winterland Project,
 Series 1985-C
 (LOC -- Citibank,
 N.A.) (final maturity
 6/1/06)*.............      NR/NR        A1+/AA-        2.70%   03/03/98  $1,500,000  $   1,500,000
 San Francisco
 Commercial Paper.....      P1/NR        A1+/NR         3.65%   03/10/98   7,500,000      7,500,000
 San Francisco
 Commercial Paper.....      P1/NR        A1+/NR         3.70%   03/19/98   5,000,000      5,000,000
 San Mateo County Tax
 & Revenue
 Anticipation Notes...      NR/NR        SP1+/NR        4.50%   07/01/98   7,015,770      7,015,770
 Santa Ana Unified
 School District,
 Certificates of
 Participation (LOC --
 Banque Nationale,
 Paris) (final
 maturity 7/1/15)*....    VMIG1/Aa3       NR/NR         3.00%   03/04/98   3,200,000      3,200,000
 Santa Clara County
 Multi-Family Housing
 Authority, Foxchase
 Apartments (FGIC
 Insured) (final
 maturity 11/1/07)*...    VMIG1/AAA      A1+/AAA        2.90%   03/05/98   1,500,000      1,500,000
 Santa Clara County,
 Transit Authority,
 Series 1985-A (LOC --
 Sumitomo Bank) (final
 maturity 6/1/15)*....    VMIG1/A1        NR/NR         4.05%   03/02/98  11,760,000     11,760,000
 Santa Clara Electric
 Revenue Authority,
 Series C (LOC --
 National Westminster)
 (final maturity
 7/1/10)*.............    VMIG1/Aa2       NR/NR         3.05%   03/02/98   1,700,000      1,700,000
 Southeast Recovery
 Facility, Series A
 (LOC -- Industrial
 Bank of Japan Ltd.)
 (final maturity
 12/1/18)*............    VMIG1/A2        A2/A-         3.95%   03/02/98  19,100,000     19,100,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Southeast Recovery
 Facility, Series B
 (AMT) (LOC --
 Industrial Bank of
 Japan Ltd.) (final
 maturity 12/1/18)*...    VMIG1/A2        A2/A-         4.10%   03/04/98  $3,300,000  $   3,300,000
 Southern California
 Metropolitan Water
 District.............      P1/NR        A1+/NR         2.80%   03/06/98   4,000,000      4,000,000
 Southern California
 Metropolitan Water
 District.............      P1/NR        A1+/NR         3.70%   03/11/98   5,700,000      5,700,000
 Southern California
 Public Power
 Authority (AMBAC
 Insured) (final
 maturity 7/1/19)*....    VMIG1/Aaa      A1+/AAA        3.00%   03/02/98  10,300,000     10,300,000
 Southern California
 Public Power
 Authority, Palo Verde
 Project (AMBAC
 Insured) (final
 maturity 7/1/17)*....    VMIG1/AAA      A1+/AAA        3.00%   03/02/98   1,200,000      1,200,000
 Vallejo Industrial
 Development
 Authority, Meyer
 Cookware Industries
 Project, Series A
 (AMT) (LOC -- Bank of
 Tokyo) (final
 maturity 12/1/23)*...      NR/NR         A1/A+         3.80%   03/02/98   3,300,000      3,300,000
 Victor Valley
 Community College,
 Certificates of
 Participation,
 Capital Improvement
 Refining Project
 (LOC -- Banque
 Nationale, Paris)
 (final maturity
 12/1/28)*............      NR/NR         A1/A          3.05%   03/04/98   5,000,000      5,000,000
 Washington Township
 Hospital, Alameda
 County, Series A
 (LOC -- Industrial
 Bank of Japan) (final
 maturity 1/1/16)*....    VMIG1/A2        NR/NR         3.70%   03/05/98   5,900,000      5,900,000

---------------
See Notes to Financial Statements.

                             MOODY'S           S&P                                         AMORTIZED
                            RATINGS(dagger) RATINGS(dagger)     MATURITY    PRINCIPAL         COST
       DESCRIPTION         (UNAUDITED)     (UNAUDITED)  RATE      DATE       AMOUNT         (NOTE 2)
       -----------         -----------     -----------  ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Woodland Multi-Family
 Mortgage Revenue
 (final maturity
 8/1/18)*.............      NR/NR        A1+/AAA        2.95%   03/04/98  $1,800,000  $   1,800,000
                                                                                      -------------
                                                                                      1,388,466,694
                                                                                      -------------
PUERTO RICO -- 3.5%
 Puerto Rico
 Commercial Paper.....      P1/NR        A1+/NR         2.85%   03/10/98  27,350,000     27,350,000
 Puerto Rico
 Commercial Paper.....      P1/NR        A1+/NR         2.90%   03/13/98  20,000,000     20,000,000
 Puerto Rico Electric
 Power Authority,
 Series SGA 43 (final
 maturity 7/1/22)*....      NR/NR        A1+/AAA        3.35%   03/02/98   2,900,000      2,900,000
                                                                                      -------------
                                                                                         50,250,000
                                                                                      -------------
TOTAL INVESTMENTS -- 99.8%
 (AMORTIZED COST
 $1,438,716,694)(a)...                                                                1,438,716,694
OTHER ASSETS IN EXCESS
 OF
LIABILITIES -- 0.2%...                                                                    2,921,055
                                                                                      -------------
NET ASSETS -- 100.0%..                                                               $1,441,637,749
                                                                                      =============

---------------

Percentages indicated are based on net assets of $1,441,637,749.
(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
FGIC --  Financial Guaranty Insurance Company.
FNMA --  Federal National Mortgage Association.
 FSA --  Financial Security Assurance.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.

 * Variable rate security. Maturity date reflects the next rate change date. ** Security includes put feature.
*** Security includes call feature.
(dagger) The ratings provided consist of short-term and long-term ratings. (double dagger) 144A -- Security was purchased pursuant to Rule 144A under the
                 Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 17.4% of net assets.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

                                                                               CALIFORNIA
                                                               TAX-EXEMPT      TAX-EXEMPT
                                                                 MONEY        MONEY MARKET
                                                                  FUND            FUND
                                                              ------------   --------------

ASSETS:

 Investments in securities, at value (amortized cost
   $738,223,760, and $1,438,716,694, respectively)..........  $738,223,760   $1,438,716,694
 Cash.......................................................        93,018          284,558
 Interest Receivable........................................     4,892,966        9,195,297
 Prepaid expenses...........................................        34,227               --
                                                              ------------   --------------
Total Assets................................................   743,243,971    1,448,196,549
                                                              ------------   --------------
LIABILITIES:
 Dividends payable..........................................     1,080,905          813,814
 Payable for investment securities purchased................    34,410,000        5,000,000
 Investment advisory fees payable...........................        54,741          109,687
 Administration fees payable................................        54,663          109,531
 Special management fees payable (Pacific Horizon Shares)...        69,563          142,473
 Shareholder service fees payable (Horizon Service
   Shares)..................................................        34,905          131,670
 Shareholder service fees payable (X Shares)................            --            6,000
 Shareholder service fees payable (S Shares)................         5,382           25,219
 Distribution fees payable (X Shares).......................            --            7,197
 Distribution fees payable (S Shares).......................        39,748           30,269
 Custodian and fund accounting fees payable.................        53,706           46,471
 Transfer agent fees payable................................        14,191           45,653
 Legal fees payable.........................................         7,219           13,367
 Other accrued expenses.....................................        95,172           77,449
                                                              ------------   --------------
Total Liabilities...........................................    35,920,195        6,558,800
                                                              ------------   --------------
NET ASSETS..................................................  $707,323,776   $1,441,637,749
                                                              ============   ==============
Net Assets:
 Pacific Horizon Shares.....................................  $150,935,560   $  597,734,078
 Horizon Shares.............................................   343,844,011               --
 Horizon Service Shares.....................................   185,806,464      671,563,654
 X Shares...................................................            --       30,710,096
 S Shares...................................................    26,737,741      141,629,921
                                                              ------------   --------------
Total.......................................................  $707,323,776   $1,441,637,749
                                                              ============   ==============
Shares Outstanding ($0.001 par value, 50 billion and 40
 billion shares authorized, respectively):
 Pacific Horizon Shares.....................................   150,961,873      597,750,253
 Horizon Shares.............................................   343,994,016               --
 Horizon Service Shares.....................................   185,835,775      671,602,739
 X Shares...................................................            --       30,711,906
 S Shares...................................................    26,737,717      141,630,149
                                                              ------------   --------------
Total.......................................................   707,529,381    1,441,695,047
                                                              ============   ==============
NET ASSET VALUE, OFFERING PRICE, AND
 REDEMPTION PRICE PER SHARE.................................  $       1.00   $         1.00
                                                              ============   ==============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $    707,479   $    1,441,695
 Additional paid-in capital.................................   706,768,542    1,440,189,891
 Accumulated undistributed net investment income............        52,442           62,301
 Accumulated net realized losses on investment
   transactions.............................................      (204,687)         (56,138)
                                                              ------------   --------------
NET ASSETS, FEBRUARY 28, 1998...............................  $707,323,776   $1,441,637,749
                                                              ============   ==============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

                                                                            CALIFORNIA
                                                                            TAX-EXEMPT
                                                              TAX-EXEMPT       MONEY
                                                                 MONEY        MARKET
                                                                 FUND          FUND
                                                              -----------   -----------
INVESTMENT INCOME:
 Interest................................................... $23,523,919    $41,030,924
                                                              -----------   -----------
EXPENSES:
 Investment advisory fees...................................     636,863      1,149,877
 Administration fees........................................     636,863      1,149,877
 Special management fees (Pacific Horizon Shares)...........     384,228      1,851,005
 Shareholder service fees (Horizon Service Shares)..........     464,176      1,340,735
 Shareholder service fees (X Shares)........................          --         91,193
 Shareholder service fees (S Shares)........................      19,016        116,192
 Distribution fees (X Shares)...............................          --        109,431
 Distribution fees (S Shares)...............................      57,047        368,434
 Custodian and fund accounting fees.........................     193,481        147,835
 Transfer agent fees........................................      48,601         98,992
 Legal fees.................................................      36,242         65,288
 Other expenses.............................................     246,990        225,316
                                                              -----------   -----------
   Total Expenses...........................................   2,723,507      6,714,175
 Less: Fee waivers..........................................     (34,227)      (377,448)
       Expenses paid by third parties.......................     (11,286)        (6,195)
                                                              -----------   -----------
Total Net Expenses..........................................   2,677,994      6,330,532
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................  20,845,925     34,700,392
NET REALIZED LOSSES ON INVESTMENTS:
 Net realized losses on investment transactions.............     (33,324)       (45,278)
                                                              -----------   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............ $20,812,601    $34,655,114
                                                              ===========   ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               CALIFORNIA TAX-EXEMPT
                                       TAX-EXEMPT MONEY FUND                     MONEY MARKET FUND
                                -----------------------------------     -----------------------------------
                                            YEAR ENDED                              YEAR ENDED
                                -----------------------------------     -----------------------------------
                                 FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,
                                     1998                1997                1998                1997
                                ---------------     ---------------     ---------------     ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income........  $    20,845,925     $    13,859,405     $    34,700,392     $    24,332,592
 Net realized gains (losses)
   on investment
   transactions...............          (33,324)            (26,740)            (45,278)             26,388
                                ---------------     ---------------     ---------------     ---------------
Change in net assets resulting
 from operations..............       20,812,601          13,832,665          34,655,114          24,358,980
                                ---------------     ---------------     ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:
   Pacific Horizon Shares.....       (3,710,722)         (1,704,176)        (15,910,817)        (14,425,062)
   Horizon Shares.............      (11,040,725)         (8,858,516)                 --                  --
   Horizon Service Shares.....       (5,881,059)         (3,296,713)        (16,451,344)         (9,708,150)
   S Shares...................         (213,419)(c)              --          (1,319,384)(b)              --
   X Shares...................               --                  --          (1,018,847)           (199,380)(a)
                                ---------------     ---------------     ---------------     ---------------
Change in net assets from
 shareholder distributions....      (20,845,925)        (13,859,405)        (34,700,392)        (24,332,592)
                                ---------------     ---------------     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares
     issued...................    1,756,343,172       1,611,040,281       3,024,788,107       2,140,307,421
   Dividends reinvested.......        5,686,685           2,774,538          26,426,275          19,760,377
   Cost of shares redeemed....   (1,574,206,334)     (1,481,260,268)     (2,603,253,345)     (1,897,767,756)
                                ---------------     ---------------     ---------------     ---------------
Change in net assets from
 capital share transactions...      187,823,523         132,554,551         447,961,037         262,300,042
                                ---------------     ---------------     ---------------     ---------------
Change in net assets..........      187,790,199         132,527,811         447,915,759         262,326,430
NET ASSETS:
   Beginning of year..........      519,533,577         387,005,766         993,721,990         731,395,560
                                ---------------     ---------------     ---------------     ---------------
   End of year................  $   707,323,776     $   519,533,577     $ 1,441,637,749     $   993,721,990
                                ===============     ===============     ===============     ===============
Accumulated Undistributed Net
 Investment Income............  $        52,442     $        52,442     $        62,301     $        62,301
                                ===============     ===============     ===============     ===============

---------------

(a) Period from October 2, 1996 (inception date) to February 28, 1997.

(b) Period from June 18, 1997 (inception date) to February 28, 1998.

(c) Period from July 8, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Tax-Exempt Money Fund (the "Tax-Exempt Fund") and Pacific Horizon California Tax-Exempt Money Market Fund (the "California Tax-Exempt Fund"), collectively the "Funds", individually the "Fund".

    The Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Shares, Horizon Service Shares and effective July 8, 1997, S Shares) and California Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Service Shares, and effective October 2, 1996, X Shares and effective June 18, 1997, S Shares). The California Tax-Exempt Fund is authorized to issue a fourth class of shares (Horizon Shares). Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X Shares and S Shares have a Distribution and Services Plan.

    The Funds' seek to provide as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal and daily liquidity. In addition, the California Tax-Exempt Fund seeks to provide income that is also exempt from California state income taxes.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospec-tuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor"), also a wholly-owned subsidiary of BISYS, served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between principal amount due at maturity and initial cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                               ACCUMULATED         ACCUMULATED NET
                                            UNDISTRIBUTED NET    REALIZED GAIN/(LOSS)
                   FUND                     INVESTMENT INCOME       ON INVESTMENTS
                   ----                     ------------------   --------------------
Tax-Exempt Fund...........................       $     --              $(16,664)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the Tax-Exempt Fund and California Tax-Exempt Fund had the following capital loss carryovers:

                                                            CAPITAL LOSS   EXPIRATION
                           FUND                              CARRYOVER        DATE
                           ----                             ------------   ----------
Tax-Exempt Fund...........................................    $ 14,011        2000
                                                                71,218        2002
                                                                19,132        2003
                                                                36,425        2004
                                                                30,577        2005
                                                                15,133        2006
                                                              --------
                                                              $186,496
                                                              ========
California Tax-Exempt Fund................................    $  4,266        2004
                                                                51,872        2006
                                                              --------
                                                                56,138
                                                              ========

    To the extent that these loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year ended February 28, 1998, $16,664 of capital loss carryovers expired for the Tax-Exempt Fund.

    Capital losses incurred after October 31 for the Tax-Exempt Fund and the California Tax-Exempt Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and elected to defer capital losses of $18,190 and $1,893, respectively, incurred after October 31, 1997.

OTHER:

    The Funds maintain a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $11,286 and $6,195 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement and an Administration Agreement with Bank of America. For the period ended September 15, 1997, the Fund's had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Bank of America is entitled to an Advisory fee from each Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $3 billion of net assets, plus 0.09% of each Fund's next $2 billion of net assets, plus 0.08% of each Fund's net assets in excess of $5 billion. The Administration Agreement entitled Bank of America to fees from each Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $7 billion of net assets, plus 0.09% of each Fund's next $3 billion of net assets, plus 0.08% of each Fund's net assets in excess of $10 billion. During the period March 1, 1997 through September 15, 1997, the Funds had an Administration Agreement with BISYS. Administration fee rates paid to BISYS were the same as those currently paid to Bank of America. The Funds were advised that for the period September 15, 1997 through February 28, 1998, Bank of America and for the period March 1, 1997 through September 15, 1997, BISYS earned the following amounts pursuant to the respective Administrative Agreements:

                                                              BANK OF
                                                            AMERICA AND
                          FUND                              AFFILIATES      BISYS
                          ----                              -----------     -----
Tax-Exempt Fund..........................................    $322,955      $313,908
California Tax-Exempt Fund...............................     575,370       574,507

    The Funds have adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Funds of a fee at an annual rate of 0.32% and 0.35% for the Tax-Exempt Money Fund and California Tax-Exempt Fund, respectively, of the average daily net assets of the outstanding Pacific Horizon Shares of each Fund. Currently, the California Tax-Exempt Fund is waiving 0.03% in special management fees. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates, and PDI (from September 15 through February 28, 1998), and BISYS (prior to September 15, 1997). Under the Services Agreement and Services Plan, Bank of America, PDI (from September 15 through February 28, 1998), and BISYS (prior to September 15, 1997) waived $158,626, $218 and $525, respectively, in special management fees for the California Tax-Exempt Fund. For the year ended February 28, 1998, for the period September 15, 1997 through February 28, 1998 and for the period March 1, 1997 through September 15, 1997, the Funds were advised that Bank of America and its affiliates, PDI and BISYS earned the following amounts pursuant to the Services Agreement and Services Plan, respectively:

                                                      BANK OF
                                                    AMERICA AND
                      FUND                          AFFILIATES       PDI     BISYS
                      ----                          -----------     ------   -----
Tax-Exempt Fund..................................   $  377,885      $2,580   $2,939
California Tax-Exempt Fund.......................    1,676,744       2,304    5,548

    The Funds have also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Funds of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                                 BANK OF
                                                               AMERICA AND
                            FUND                               AFFILIATES
                            ----                               -----------
Tax-Exempt Fund.............................................   $  422,932
California Tax-Exempt Fund..................................    1,187,827

    The California Tax-Exempt Fund has adopted the Distribution and Services Plan under which the Fund paid PDI and the Former Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares. For the year ended February 28, 1998, the Fund was advised that Bank of America and its affiliates earned $200,624 pursuant to the Distribution and Services Plan.

    The Funds have adopted the Distribution and Services Plan under which the Fund pays the Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Funds' S shares. For the year ended February 28, 1998, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan, respectively:

                                                                 BANK OF
                                                               AMERICA AND
                            FUND                               AFFILIATES
                            ----                               -----------
Tax-Exempt Fund.............................................    $ 41,836
California Tax-Exempt Fund..................................     266,540

    For the same period, the Funds were advised that Bank of America and its Affiliates waived $34,227 and $218,079 for the Tax-Exempt Fund and the California Tax-Exempt Fund, respectively.

    From the period October 24, 1997 through February 28, 1998 PFPC earned $5,088 and $43,682 from the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities for the Funds, BISYS Ohio earned $43,513 and $55,310 from the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Tax-Exempt Fund and California Tax-Exempt Fund incurred legal charges totaling $36,242 and $65,288, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an applicable percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $33,960 and $5,064 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Tax-Exempt Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations. The California Tax-Exempt Fund invests substantially all of its assets in a nondiversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments.

    The Tax-Exempt Fund and the California Tax-Exempt Fund had the following concentrations by industry sector at February 28, 1998 (as a percentage of total investments):

                                                                        CALIFORNIA
                                                           TAX-EXEMPT   TAX-EXEMPT
                                                              FUND         FUND
                                                           ----------   ----------
Airport Facilities.......................................       1.2%         0.6%
Certificates of Participation............................        --          0.5
Commercial Paper.........................................      11.4         25.4
Education................................................       8.1          0.3
General Obligations......................................      12.3          4.9
Healthcare...............................................      21.7          7.9
Housing Developments.....................................       0.9         16.6
Industrial Development Revenue...........................       4.7          3.4
Municipal Notes & Bonds..................................       4.4          1.3
Pollution Control........................................       2.7         10.5
Power Projects...........................................       2.5          1.0
Revenue..................................................      14.0         12.9
Sewer Projects...........................................        --          3.9
Special Tax..............................................       7.2          6.2
Transportation...........................................       2.4          1.5
Turnpike, Road & Bridge Development......................       0.1           --
Utilities................................................       3.3          0.1
Water Projects...........................................       3.1          3.0
                                                             ------       ------
                                                              100.0%       100.0%
                                                             ======       ======

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

                                                                             CALIFORNIA
                                          TAX-EXEMPT                         TAX-EXEMPT
                                          MONEY FUND                     MONEY MARKET FUND
                               --------------------------------    ------------------------------
                                          YEAR ENDED                         YEAR ENDED
                                FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,     FEBRUARY 28,
                                    1998              1997              1998             1997
                                ------------      ------------      ------------     ------------
PACIFIC HORIZON SHARES
 Issued......................     248,974,300       230,496,897       924,399,780     917,590,384
 Reinvested..................       3,683,304         1,545,273        15,765,764      13,790,272
 Redeemed....................    (188,139,622)     (195,234,875)     (835,476,867)   (966,354,368)
                               --------------    --------------    --------------    ------------
Net increase/(decrease)......      64,517,982        36,807,295       104,688,677     (34,973,712)
                               ==============    ==============    ==============    ============
HORIZON SHARES
 Issued......................   1,016,879,219       997,203,792                --              --
 Reinvested..................          60,094           135,161                --              --
 Redeemed....................    (937,199,915)   (1,035,902,063)               --              --
                               --------------    --------------    --------------    ------------
Net increase/(decrease)......      79,739,398       (38,563,110)               --              --
                               ==============    ==============    ==============    ============
HORIZON SERVICE SHARES
 Issued......................     444,505,307       383,339,592     1,844,862,775   1,184,396,760
 Reinvested..................       1,729,858         1,094,104         8,320,478       5,770,710
 Redeemed....................    (429,406,739)     (250,123,330)   (1,653,155,809)   (921,990,855)
                               --------------    --------------    --------------    ------------
Net increase.................      16,828,426       134,310,366       200,027,444     268,176,615
                               ==============    ==============    ==============    ============
X SHARES
 Issued......................              --                --        62,397,815      38,320,277
 Reinvested..................              --                --         1,019,371         199,395
 Redeemed....................              --                --       (61,802,419)     (9,422,533)
                               --------------    --------------    --------------    ------------
Net increase.................              --                --         1,614,767      29,097,139(a)
                               ==============    ==============    ==============    ============
S SHARES
 Issued......................      45,984,346                --       193,127,737              --
 Reinvested..................         213,429                --         1,320,662              --
 Redeemed....................     (19,460,058)               --       (52,818,250)             --
                               --------------    --------------    --------------    ------------
Net increase.................      26,737,717(c)             --       141,630,149(b)           --
                               ==============    ==============    ==============    ============

---------------

(a)  Period from October 2, 1996 (inception date) to February 28,
     1997.
(b)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(c)  Period from July 8, 1997 (inception date) to February 28,
     1998.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                           YEAR ENDED                                   PERIOD
                                 ---------------------------------------------------------------        ENDED
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995           1994(a)
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0310           0.0290           0.0327           0.0253           0.0124
Less dividends to shareholders
 from net investment income....     (0.0310)         (0.0290)         (0.0327)         (0.0253)         (0.0124)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.14%            2.94%            3.32%            2.56%            1.25%(d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    151         $     86         $     50         $     37         $     50
 Ratio of expenses to average
   net assets..................        0.60%            0.60%            0.63%            0.60%            0.60%(c)
 Ratio of net investment income
   to average net assets.......        3.09%            2.91%            3.26%            2.47%            1.95%(c)
 Ratio of expenses to average
   net assets*.................            (b)(e)           (b)              (b)              (b)          0.61%(c)
 Ratio of net investment income
   to average net assets*......            (b)(e)           (b)              (b)              (b)          1.94%(c)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 9, 1993 (inception date) to February 28,
     1994.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Annualized.
(d)  Not annualized.
(e)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0342           0.0322           0.0359           0.0285           0.0225
Less dividends to shareholders
 from net investment income....     (0.0342)         (0.0322)         (0.0359)         (0.0285)         (0.0225)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.47%            3.27%            3.65%            2.89%            2.27%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    344         $    264         $    303         $    382         $    515
 Ratio of expenses to average
   net assets..................        0.28%            0.28%            0.31%            0.28%            0.28%
 Ratio of net investment income
   to average net assets.......        3.41%            3.22%            3.58%            2.81%            2.25%
 Ratio of expenses to average
   net assets*.................            (a)(b)           (a)              (a)              (a)          0.29%
 Ratio of net investment income
   to average net assets*......            (a)(b)           (a)              (a)              (a)          2.24%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $    1.00
                                   --------         --------         --------         --------         ---------
Income from Investment
 Operations:
 Net investment income.........      0.0317           0.0297           0.0334           0.0260           0.0200
Less dividends to shareholders
 from net investment income....     (0.0317)         (0.0297)         (0.0334)         (0.0260)         (0.0200)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00        $    1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.22%            3.01%            3.39%            2.63%            2.02%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    186         $    169         $     35         $    .39         $     48
 Ratio of expenses to average
   net assets..................        0.53%            0.53%            0.56%            0.53%            0.53%
 Ratio of net investment income
   to average net assets.......        3.17%            2.98%            3.34%            2.57%            2.04%
 Ratio of expenses to average
   net assets*.................          (a)(b)           (a)              (a)              (a)            0.57%
 Ratio of net investment income
   to average net assets*......          (a)(b)           (a)              (a)              (a)            2.00%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
Income from Investment Operations:
  Net investment income.....................................      0.0184
Less dividends to shareholders from net investment income...     (0.0184)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.85%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $     27
  Ratio of expenses to average net assets...................        0.81%(b)
  Ratio of net investment income to average net assets......        2.76%(b)
  Ratio of expenses to average net assets*..................        1.25%(b)(d)
  Ratio of net investment income to average net assets*.....        2.32%(b)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 8, 1997 (inception date) to February 28,
     1998.
(b)  Annualized.
(c)  Not annualized.
(d)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0302           0.0284           0.0324           0.0249           0.0186
 Net realized gains/(losses) on
   investment transactions.....          --               --          (0.0001)         (0.0001)          0.0002
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0302           0.0284           0.0323           0.0248           0.0188
Less dividends to shareholders
 from net investment income....     (0.0302)         (0.0284)         (0.0324)         (0.0249)         (0.0186)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --          (0.0001)         (0.0001)          0.0002
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.06%            2.88%            3.29%            2.52%            1.88%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    598         $    493         $    528         $    187         $    204
 Ratio of expenses to average
   net assets..................        0.57%            0.57%            0.62%            0.62%            0.66%
 Ratio of net investment income
   to average net assets.......        3.01%            2.83%            3.35%            2.48%            1.86%
 Ratio of expenses to average
   net assets*.................        0.60%(b)         0.60%**          0.63%**              (a)          0.68%
 Ratio of net investment income
   to average net assets*......        2.98%(b)         2.80%                (b)              (a)          1.84%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1997 and February 29,
     1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------

HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0309           0.0291           0.0331           0.0256           0.0198
 Net realized gains/(losses) on
   investment transactions.....          --               --           0.0001          (0.0001)         (0.0001)
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0309           0.0291           0.0332           0.0255           0.0197
Less dividends to shareholders
 from net investment income....     (0.0309)         (0.0291)         (0.0331)         (0.0256)         (0.0198)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --           0.0001          (0.0001)         (0.0001)
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        3.13%            2.95%            3.36%            2.59%            2.00%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    671         $    472         $    203         $     88         $    124
 Ratio of expenses to average
   net assets..................        0.50%            0.50%            0.55%            0.55%            0.53%
 Ratio of net investment income
   to average net assets.......        3.06%            2.92%            3.43%            2.50%            1.98%
 Ratio of expenses to average
   net assets*.................            (a)(b)           (b)          0.55%**              (a)          0.60%
 Ratio of net investment income
   to average net assets*......            (a)(b)           (b)          3.42%                (a)          1.91%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the year ended February 29, 1996 the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR ENDED    PERIOD ENDED
                                                         FEBRUARY 28,   FEBRUARY 28,
                                                             1998         1997(a)
                                                         ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........    $   1.00       $   1.00
Income from Investment Operations:
  Net investment income................................      0.0279         0.0107
Less dividends to shareholders from net investment
  income...............................................    (0.0279)       (0.0107)
                                                           --------       --------
Net change in net asset value per share................          --             --
                                                           --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD...............    $   1.00       $   1.00
                                                           ========       ========
Total return...........................................        2.83%          1.09%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...............    $     31       $     29
  Ratio of expenses to average net assets..............        0.80%          0.80%(c)
  Ratio of net investment income to average net
    assets.............................................        2.80%          2.66%(c)
  Ratio of expenses to average net assets*.............         (b)            (b)
  Ratio of net investment income to average net
    assets*............................................         (b)            (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from October 2, 1996 (inception date) to February 28,
     1997.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0194
Less dividends to shareholders from net investment income...     (0.0194)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        1.96%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................    $    141
  Ratio of expenses to average net assets...................        0.79%(c)
  Ratio of net investment income to average net assets......        2.69%(c)
  Ratio of expenses to average net assets*..................        1.23%(b)(c)
  Ratio of net investment income to average net assets*.....        2.25%(b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Tax-Exempt Money Fund and Pacific Horizon California Tax-Exempt Money Market Fund (two of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ................................................................................
First Name                                  Last Name

 ................................................................................
Street Address

 ................................................................................
City                             State                   Zip Code

 ................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ................................................................................
 Name of Broker

 ................................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                            Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048

IST-0037 4/98

                          PACIFIC HORIZON INCOME FUNDS
                                 ANNUAL REPORT
                               February 28, 1998

                        U.S. Government Securities Fund

                              Corporate Bond Fund

                             Intermediate Bond Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                       PACIFIC   HORIZON   INCOME   FUNDS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                           2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                             4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                 8-9
                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER          10-21
                                      PACIFIC HORIZON U.S.
                                        GOVERNMENT SECURITIES FUND,
                                        CORPORATE BOND FUND AND
                                        INTERMEDIATE BOND FUND
                                        Portfolios of Investments        22-27
                                        Statements of Assets
                                          and Liabilities                28-29
                                        Statements of Operations         30-31
                                        Statements of Changes
                                          in Net Assets                  32-33
                                        Statement of Assets
                                          and Liabilities                   34
                                        Statement of Operations             35
                                        Statements of Changes
                                          in Net Assets                     36
                                        Notes to Financial Statements    37-48
                                        Financial Highlights             49-55
                                        Report of Independent
                                          Accountants                       56

                                      MASTER INVESTMENT TRUST, SERIES
                                        I -- INVESTMENT
                                        GRADE BOND PORTFOLIO
                                        Portfolio of Investments         57-60
                                        Statement of Assets
                                          and Liabilities                   61
                                        Statement of Operations             62
                                        Statements of Changes
                                          in Net Assets                     63
                                        Notes to Financial Statements    64-66
                                        Supplementary Data                  67
                                        Report of Independent
                                          Accountants                       68

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

------------------------------------------------------------------------------
            FUND NAME                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ..............................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ..............................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ..............................................................................
 Capital Income                     Total Investment Return
 ..............................................................................
 Asset Allocation                   Long-Term Growth
 ..............................................................................
 Corporate Bond                     High Current Income
 ..............................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ..............................................................................
 U.S. Government Securities         High Level of Current Income
 ..............................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ..............................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ..............................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ..............................................................................
 Money Market Funds(dagger)         High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ..............................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
[GRAPHICS]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHICS]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES
 [GRAPHICS]
                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND

                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
CORPORATE BOND FUND
INTERMEDIATE BOND FUND

KIRK HARTMAN PHOTO

                                              KIRK HARTMAN
                                              Chief Investment Officer
                                              Bank of America NT&SA

The Pacific Horizon Income Funds are managed by a Bank of America NT&SA investment team led by Kirk
                                              Hartman, Chief Investment Officer.

U.S. GOVERNMENT SECURITIES FUND
GOAL:

The Pacific Horizon U.S. Government Securities Fund seeks to achieve a high level of current income consistent with preservation of capital.
INVESTMENTS:

The Fund invests primarily in instruments issued by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit of the U.S. Government, and other securities of the U.S. Government, its agencies and instrumentalities.
APPROPRIATE FOR:

Investors who want to participate in a diversified portfolio of U.S. Government securities and who are willing to accept some price and yield fluctuations.
INCEPTION:

January 7, 1988
SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $72 million

CORPORATE BOND FUND
GOAL:

The Pacific Horizon Corporate Bond Fund seeks to provide investors with high current income consistent with reasonable investment risk.
INVESTMENTS:

The Fund invests primarily in a diversified portfolio of investment-grade corporate debt securities, although it may invest a portion of its assets in other types of securities and money-market instru-ments.
APPROPRIATE FOR:

Investors looking for high current income who are willing to accept some price and yield fluctuations.
SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Approximately $37 million

INTERMEDIATE BOND FUND

GOAL:

The Pacific Horizon Intermediate Bond Fund (formerly the Pacific Horizon Flexible Bond Fund) seeks interest income and capital appreciation.

INVESTMENTS:

The Fund invests in a diversified portfolio of investment-grade, intermediate- and longer-term bonds, including corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents.

APPROPRIATE FOR:

Investors who want interest income and capital appreciation from a diversified portfolio of fixed-income securities.

INCEPTION:

January 24, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $77 million

Q
    WHAT FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE 12 MONTHS ENDED FEBRUARY 28, 1998?

A
    The two primary themes during the past year were the continuation of above-trend growth combined with below-trend inflation and the emergence of economic crisis in Asia. The net results of these factors were lower interest rates, a flatter yield curve and higher risk premiums. After rising early in the period, interest rates generally fell for the remainder of the fiscal year, bottoming in early January and ending the period with rates down as much as 90 basis points. The shorter end of the curve was essentially unchanged with longer maturities falling more than shorter ones. The yield curve, as measured by the 2 to 30 year spread, flattened by 0.33% and ended the fiscal year at 0.39%.*

On the domestic front, the economy continues to grow at an above-trend pace with inflation well under control growth, although expected to slow from the 3.1% growth rate of 1996, actually accelerated in 1997, with Gross Domestic Product ("GDP") growth rate of 3.7%. In spite of the continued strong growth, inflation turned in a stellar performance with year-over-year Producer Price Index ("PPI") falling from 2.2% in February 1997 to - 1.7% in February 1998, and year-over-year Consumer Price Index ("CPI") slowing from 3.0% to 1.4%. The inflation gains are due, at least in part, to productivity gains, capacity expansion and global disinflation.

In late October, the evolving crisis in Asia took center stage on the global financial scene. The anticipated slowdown in global growth and continued declines in global inflation associated with the mounting problems in Asia caused worldwide equity indicies to tumble. Interest rates fell and corporate spreads, especially those of Asian and emerging market issuers, widened. The widening in corporate spreads was not restricted to Asian and emerging market credits, however, but affected all sectors and all maturities. These problems, however, are likely to have limited effects in the United States as the underlying economic fundamentals of the U.S. market remain quite positive. Although a deteriorating trade sector could lower the GDP by 0.5-1.0%, domestic demand remains strong and falling interest rates and a strong jobs market will support an already healthy consumer market.

Nonetheless, with foreign demand falling, U.S. growth could fall as well. This would not be entirely unwelcome. Any slowing in the economy will likely alleviate inflationary pressures in the labor markets and, combined with the falling cost of imported goods, should lead to additional declines in inflation. Lastly, with the economy and inflation expected to slow, the Federal Reserve, although likely remaining vigilant on the inflation watch, is apt to take a wait-and-see attitude. We anticipate that the economy and corporate profits will continue to expand, albeit at a slower pace than last year. Productivity growth, imported deflation, and falling commodity prices will keep inflation low. It is expected that Federal Reserve Board action will be on hold for some time to come and interest rates will remain in a gradually declining trading range.
Q
    WHAT WERE THE FUNDS' RETURNS IN THAT ENVIRONMENT?

A
    The Pacific Horizon US Government Securities Fund, which invests primarily in GNMA mortgage-backed securities posted a total return for the one year period ended February 28, 1998 of 9.27%*** and 8.92%*** for the A and K shares, respectively, marginally behind the funds benchmark, the Lehman Brothers GNMA Index** which reported a total return of 9.6%.

The Pacific Horizon Corporate Bond Fund, which invests primarily in investment grade corporate debt asset-backed securities and US Treasuries, had a total return for the one year period ended February 28, 1998 of 10.55%*** and 9.88%*** for the A and K shares, respectively. Performance was marginally behind the fund's benchmark, the Lehman Brothers All Corporate Bond Index, which returned 10.88%.**

The Pacific Horizon Intermediate Bond Fund, which invests in investment grade corporate securities, asset-backed securities, and U.S. Treasuries, had a total return of 7.40%*** and 6.80%*** for the A and K Shares, respectively. The Fund's benchmark, the Lehman Brothers Intermediated Government/Corporate Index** had a total return of 8.57%.
Q
    HOW DID YOU STRUCTURE THE FUNDS' DURATIONS?

A
    The Funds seek to use a duration-neutral philosophy. This is because duration, a measure of a bond's price sensitivity to changes in interest rates, is the principal component of both risk and return. We seek to deliver returns consistent with the returns of the appropriate benchmark by maintaining the duration of the fund close to that of the benchmark. We then attempt to add value using a risk-budgeting approach to strategic allocation. In doing this we analyze the expected return and the related risks of the universe of market sectors and develop a base case allocation to the sectors that maximizes expected returns for an acceptable level of risk. We then attempt to further enhance value using sector value, rotation and relative value as appropriate for each Fund.

Q
    WHAT OPPORTUNITIES DID YOU FIND TO ADD VALUE THROUGH SECTOR
    ALLOCATION IN THE U.S. GOVERNMENT SECURITIES, INTERMEDIATE BOND AND CORPORATE BOND FUNDS?

A
    The Pacific Horizon US Government Securities Fund invests primarily in obligations that carry the full faith and credit of the US Government, such as GNMA mortgage-backed securities and US Treasury securities. As such, the Fund has limited opportunities to allocate across sectors*. We did however, increase our allocation to seasoned mortgages that have already been through one prepayment cycle, and thus prepay slower than newer issues, even as rates fall. Additionally, when interest rates reached their recent lows, we added a small derivative position that we believe will enhance the yield on the portfolio in a stable or rising interest rate environment.****

In the Pacific Horizon Corporate Bond and Intermediate Bond Funds, we increased the allocations to shorter maturity and lower credit quality issuers in the corporate sector. This move proved beneficial as BBB rated securities again outperformed their A and AA counterparts. Within the corporate market, we favored the finance sector and increased our exposure to some of the lower rated electric and natural gas pipeline companies, as their performance was improving and there were possible merger and acquisition candidates. Additionally, as mortgages became more inexpensive or expensive, we opportunistically added or sold positions in the Intermediate Bond Fund. As with the US Government Securities Fund, we also added a small derivative position to take advantage of the substantial decrease in interest rates.*****
---------------
   * Source: Bloomberg, using Merrill Lynch Taxable Bond Indices which reflects the One-Year Treasury Bill return. The One-Year Treasury Bill Index is an unmanaged index generally representative of the Treasury bond market as a whole, and cannot be invested in directly.

  ** The Lehman family of indices including the Lehman Brothers Corporate Bond,
     Intermediate Government/Corporate Bond and the Mortgage Bond are unmanaged indices generally representative of the different sectors within the bond market as a whole, and cannot be invested in directly.

 *** Return figures for the Fund include changes in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge for the U.S. Government Securities, Corporate Bond and Intermediate Bond Fund was 4.33%, 5.61% and 2.57% respectively, for the period. The Funds are currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. These voluntary waivers may be modified or terminated at any time, which would reduce the Fund's performance.

**** The composition of the Fund's holdings is subject to change.

Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT
       PERIOD
       (FISCAL                                               LIPPER GNMA          LEHMAN
        YEAR                                                    FUNDS            BROTHERS
      COVERED)             A SHARES          K SHARES          AVERAGE          GNMA INDEX
2/29/88                            9550             10000             10000             10000
2/28/89                            9964             10430             10400             10430
2/28/90                           11175             11698             11629             11913
2/28/91                           12598             13188             13053             13518
2/29/92                           14166             14830             14600             15298
2/28/93                           15713             16449             16066             16853
2/28/94                           18247             17008             16692             17599
2/28/95                           16296             17059             16972             18110
2/29/96                           17677             18505             18805             20201
2/28/97                           18601             19445             19893             21589
2/28/98                           20325             21179             21718             23662


HOW PERFORMANCE COMPARES
The chart compares the performance of
the U.S. Government Securities Fund to
the Lehman Brothers GNMA Index, which
is an unmanaged index typically used
as a performance benchmark for
mortgage-backed investments.
As illustrated, the Fund tracked the
performance of other GNMA funds. The
average of GNMA funds reported by
Lipper Analytical
Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon U.S. Government Securities Fund. An initial $10,000 investment in the Fund made for the ten year period commencing on February 29, 1988 would now be worth $20,325 for A Shares. The same investment made in the Lipper GNMA Funds Average would now be worth $21,718. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $21,179*.

                                             ------------------------------------------------
                                                U.S. GOVERNMENT SECURITIES FUND
                                                       AVERAGE ANNUAL RETURN
                                             ------------------------------------------------

                                                                      A SHARES      K SHARES*

                                                                   Without   With
                                                                    Sales   Sales
                                                                   Charge   Charge

                                             ------------------------------------------------
                                               1 Year                9.27%   4.33%      8.92%

                                               ..............................................

                                               5 Year                5.28%   4.32%      5.18%

                                               ..............................................

                                              10 Year                7.84%   7.35%      7.79%

                                              ----------------------------------

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period prior to November 19, 1996 combined with actual K Share performance from November 20, 1996 through February 28, 1998. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper GNMA Funds Average, nor the Lehman Brothers GNMA Index may be invested in directly. The hypothetical investment in the GNMA indices do not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

                                            QUALITY

                                            Investing Only in U.S.
                                            Government-Backed Securities

                                            The Pacific Horizon U.S. Government
                                            Securities Fund maintains at least a
                                            65% position in GNMA securities and
                                            may invest in other types of
                                            high-quality government-backed
                                            securities such as Treasury and
                                            Mortgage obligations. The
                                            flexibility to invest in different
                                            types of securities can help to
                                            increase performance, while
                                            diversification can help to reduce
                                            risk. By investing only in
                                            high-quality government-backed
                                            securities, the Fund may provide the
                                            anchor for an investor's long-range
                                            strategy.

       PORTFOLIO COMPOSITION*
    (PERCENTAGE BASED ON ASSETS)

CASH & EQUIVALENTS                  0.5
TREASURY OBLIGATIONS                0.4
GNMA SECURITIES                    99.1

-----------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.

PACIFIC HORIZON
CORPORATE BOND FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT                                                LIPPER
       PERIOD                                                 CORPORATE           LEHMAN
       (FISCAL                                                DEBT FUNDS         BROTHERS
        YEAR                                                  BBB RATED         CORPORATE
      COVERED)             A SHARES          K SHARES          AVERAGE          BOND INDEX
2/29/88                            9550             10000             10000             10000
2/28/89                            9099              9529             10550             10462
2/28/90                           10650             11257             11258             11716
2/28/91                           10423             10916             12355             13044
2/29/92                           12170             12745             14119             14962
2/28/93                           13293             13921             16082             17076
2/28/94                           14353             15031             17460             18211
2/28/95                           14918             15622             17279             18468
2/29/96                           17024             17828             19840             21111
2/28/97                           17742             18561             21119             22316
2/28/98                           19614             20395             23419             24744


HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Corporate Bond
Fund to the Lehman Brothers Corporate
Bond Index, which is an unmanaged
index typically used as a performance
benchmark for corporate debt
investments.
As illustrated, the Fund tracked the
performance of other corporate debt
funds. The average of corporate debt
funds reported by Lipper Analytical
Services, Inc. measures the



                                             ------------------------------------------------

                                                           CORPORATE BOND FUND
                                                          AVERAGE ANNUAL RETURN

                                             ------------------------------------------------

                                                                      A SHARES      K SHARES*

                                                                   Without   With
                                                                    Sales   Sales
                                                                   Charge   Charge

                                             ------------------------------------------------
                                               1 Year               10.55%   5.61%      9.88%

                                               ..............................................

                                               5 Year                8.09%   7.10%      7.94%

                                               ..............................................

                                              10 Year                7.46%   6.97%      7.39%

                                             ------------------------------------------------


performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Corporate Bond Fund. An initial $10,000 investment in the Fund made for the ten year period commencing on February 29, 1988 would now be worth $19,614 for A Shares. The same investment made in the Lipper Corporate Debt Funds BBB Rated Average would now be worth $23,419. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $20,395*.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 19, 1996 combined with actual K Share performance prior to February 28, 1998. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Corporate Debt Funds BBB Rated Average, nor the Lehman Brothers Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
CORPORATE BOND FUND
(AS OF FEBRUARY 28, 1998)
The Pacific Horizon Corporate Bond
Fund is a diversified portfolio of
investment-grade corporate debt
obligations and other obligations
issued or guaranteed by the U.S.
Government, its agencies or
instrumentalities. The portfolio
manager's diversification strategy
focuses on industries that are
positioned for growth and companies
that provide high current income
potential consistent with reasonable
investment risk. While the portfolio
is heavily invested in banking and
finance, it is diversified with
investments in other business
sectors.

PORTFOLIO COMPOSITION*

BANKING/FINANCE                    48.9
AUTOMOBILES                         3.2
UTILITIES                           6.2
RETAIL                              6.6
FOOD & BEVERAGES                    9.3
INDUSTRIAL                          2.5
INSURANCE                           6.7
OTHER                               4.0
CABLE/MEDIA                        12.6

----------------------------------------

* The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT                                                LIPPER              LEHMAN
       PERIOD                                                INTERMEDIATE          BROTHERS
       (FISCAL                                                INVESTMENT         INTERMEDIATE
        YEAR                                                    FUNDS        GOVERNMENT/CORPORATE
      COVERED)             A SHARES          K SHARES          AVERAGE            BOND INDEX
1/24/94                         9551.10             10000          10000.00               10000
2/28/94                         9456.02           9819.37           9891.12                9852
8/31/94                         9395.02           9626.41           9838.56                9800
2/28/95                         9660.90           9939.23          10116.12               10066
8/31/95                        10282.74          10596.36          10767.27               10727
2/29/96                        10670.30          11000.04          11173.09               11148
8/31/96                        10569.34          10985.88          11161.61               11203
2/28/97                        11088.51          11553.85          11586.00               11705
2/28/98                           11909          12385.00          12617.00               12708


HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Intermediate Bond
Fund to the Lehman Brothers
Intermediate Government/Corporate
Bond Index, which is an unmanaged
index typically used as a performance
benchmark for intermediate term
investments.
As illustrated, the Fund tracked the
performance of other intermediate
bond funds. The average of
intermediate investment funds
reported by Lipper Analytical Services, Inc.

                                             ----------------------------------


                                                          INTERMEDIATE BOND FUND
                                                           AVERAGE ANNUAL RETURN


                                             --------------------------------------------------

                                                                       A SHARES       K SHARES*

                                                                   Without    With
                                                                    Sales    Sales
                                                                   Charge    Charge

                                             --------------------------------------------------
                                              1 Year                7.40%    2.57%      6.80%

                                              .................................................

                                              3 Year                7.22%    5.61%      6.98%

                                              .................................................

                                              Since
                                              Inception             5.53%    4.35%      5.35%

                                              (1/24/1994)

                                             -----------------------------------------

measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Intermediate Bond Fund. An initial $10,000 investment in the Fund made on January 24, 1994, would now be worth $11,909 for A Shares. The same investment made in the Lipper Intermediate Investment Funds Average would now be worth $12,617. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $12,385.*

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 19, 1996 combined with actual K Share performance from November 20, 1996 through February 28, 1998. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Intermediate Investment Funds Average, nor the Lehman Brothers Intermediate Government/Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Intermediate Government/Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF FEBRUARY 28, 1998)
                                            QUALITY
                                            This fund invests in a diversified
                                            portfolio of investment-grade U.S.
                                            Government, mortgage-backed,
                                            asset-backed, corporate and
                                            municipal bonds in order to provide
                                            current income and capital
                                            appreciation. The security selection
                                            process also depends on information
                                            about broad economic factors that
                                            can affect the bond markets.

       PORTFOLIO COMPOSITION*

                                 Percent
                                 -------
ASSET-BACKED
SECURITIES                         12.2
CORPORATE BONDS                    23.5
MEDIUM TERM NOTES                  13.2
CASH EQUIVALENTS                    1.5
U.S. TREASURY
OBLIGATIONS                        33.8
COLLATERALIZED
MORTGAGE OBLIGATIONS                1.2
U.S. GOV'T AGENCY
OBLIGATIONS                        14.6

-----------------------------------------------------------

* THE COMPOSITION OF THE FUND'S
  HOLDINGS IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

FLEXIBILITY
Capitalizing on Changing Markets

The Fund invests in a varied
portfolio of quality bonds in an
effort to protect principal against
sharp price fluctuations and
stabilize net asset value. The
Fund's adviser has great latitude in
deciding how assets are invested
among corporate, government and
mortgage-backed obligations. That
means the Fund enjoys total
flexibility to make the most of
changing market conditions.

       [FLOWCHART]

   U.S. Treasury Bonds
Mortgage-Backed Securities
     Corporate Bonds

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                             MATURITY         PRINCIPAL       VALUE
        DESCRIPTION            RATE            DATE            AMOUNT        (NOTE 2)
        -----------            ----          --------         ---------      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 97.9%
  Government National
    Mortgage Association*...  11.50%         02/15/00        $     3,675   $     3,913
  Government National
    Mortgage Association*...  11.00%   04/15/98 to 09/20/19      232,359       257,278
  Government National
    Mortgage Association*...  10.50%   03/15/98 to 04/15/21    1,440,014     1,545,941
  Government National
    Mortgage Association*...  10.00%   10/15/98 to 03/15/21      773,017       831,282
  Government National
    Mortgage Association*...   9.50%   03/15/98 to 04/20/06    1,007,105     1,064,307
  Government National
    Mortgage Association*...   9.00%   06/15/01 to 06/15/07      259,339       272,877
  Government National
    Mortgage Association*...   8.50%   10/15/09 to 12/15/22    4,581,684     4,892,016
  Government National
    Mortgage Association*...   8.00%   06/15/22 to 07/15/26    8,027,828     8,359,563
  Government National
    Mortgage Association*...   7.50%   04/15/22 to 12/15/25   18,490,620    19,081,818
  Government National
    Mortgage Association*...   7.00%   12/15/08 to 08/15/25   28,222,065    28,748,429
  Government National
    Mortgage Association,
    TBA**...................   7.00%         03/01/02          5,000,000     5,056,250
  Government National
    Mortgage Association*...   6.00%         12/15/10            381,687       380,134
                                                                           -----------
Total U.S. Government Agency
  Obligations (Cost
  $69,334,202)..............                                                70,493,808
                                                                           -----------
U.S. TREASURY OBLIGATIONS -- 0.4%
  U.S. Treasury Principal
    Only Obligation (Cost
    $306,040)...............  6.06%***       08/15/23          1,400,000       306,040
                                                                           -----------

                                             MATURITY         PRINCIPAL       VALUE
        DESCRIPTION            RATE            DATE            AMOUNT        (NOTE 2)
        -----------            ----          --------         ---------      --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
  Vendee Mortgage Trust,
    Series 1998-1, Class 2,
    Interest Only Obligation
    (Cost $850,212).........  0.455%         09/15/27        $37,171,000   $   850,212
                                                                           -----------
TOTAL INVESTMENTS -- 99.5%
  (COST $70,490,454)(a).....                                                71,650,060
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.5%.......                                                   370,739
                                                                           -----------
NET ASSETS -- 100.0%........                                               $72,020,799
                                                                           ===========

---------------

Percentages indicated are based on net assets of $72,020,799.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...............................  $1,274,407
Unrealized depreciation...............................    (114,801)
                                                        ----------
Net unrealized appreciation...........................  $1,159,606
                                                        ==========

 * Mortgage-backed pass-through obligation.

** TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.

*** Rate shown is the effective yield at purchase date.

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                             MOODY'S/S&P
                               RATINGS             MATURITY  PRINCIPAL       VALUE
        DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT      (NOTE 2)
        -----------          -----------   ----    --------  ---------     --------
ASSET-BACKED SECURITIES  --  8.5%
  The Money Store Home
    Equity Trust Series
    1996-B.................    Aaa/AAA     7.380%  05/15/17  $1,300,000   $ 1,333,754
  Citibank Credit Card
    Master Trust I, Series
    1996-1(dagger).........    Aaa/AAA     4.900%* 02/07/03   1,000,000       842,085
  Citibank Credit Card
    Master Trust I, Series
    1997-6(dagger).........    Aaa/AAA     5.040%* 08/15/06   1,500,000     1,011,075
                                                                          -----------
Total Asset Backed
  Securities (Cost
  $3,107,046)..............                                                 3,186,914
                                                                          -----------
COLLATERALIZED MORTGAGE OBLIGATIONS  --  1.2%
  Prudential Mortgage Cap..    Aaa/AAA     11.581% 12/15/13       3,750         3,750
  Vendee Mortgage Trust,
    Series 1998-1, Class 2,
    Interest Only
    Obligation.............     NR/NR      0.455%  02/15/28  19,058,000       435,914
                                                                          -----------
Total Collateralized
  Mortgage Obligations
  (Cost $438,871)..........                                                   439,664
                                                                          -----------
CORPORATE BONDS -- 69.9%
AUTOMOBILES -- 1.9%
  Ford Motor Credit Corp.
    U.S. Global Note.......     A1/A+      6.550%  09/10/02     700,000       710,317
                                                                          -----------
BANKS -- 16.2%
  ABN-AMRO Bank NV.........    Aa2/AA-     7.750%  05/15/23   1,350,000     1,470,558
  Banco Latinoamericano
    144A...................   Baa2/BBB     6.590%  10/16/01     375,000       373,594
  Capital One Bank.........   Baa3/BBB-    7.000%  04/30/01     400,000       406,460
  Chase Manhattan Corp.....     A2/A-      8.125%  06/15/02   1,000,000     1,072,734
  Comerica Bank............     A2/A       8.375%  07/15/24   1,000,000     1,158,959
  Korea Development Bank...    A1/AA-      7.125%  09/17/01     560,000       519,110
  Midland Bank PLC.........     A1/A+      7.625%  06/15/06   1,000,000     1,067,608
                                                                          -----------
                                                                            6,069,023
                                                                          -----------

---------------
See Notes to Financial Statements.

                             MOODY'S/S&P
                               RATINGS             MATURITY  PRINCIPAL       VALUE
        DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT      (NOTE 2)
        -----------          -----------   ----    --------  ---------     --------
CORPORATE BONDS -- (CONTINUED)
BROKERAGE -- 1.1%
  Bear Stearns.............     A2/A       6.125%  02/01/03  $  400,000   $   397,577
                                                                          -----------
CABLE & MEDIA -- 12.6%
  British Telecom Finance..    Aaa/AAA     9.625%  02/15/19   1,300,000     1,404,347
  Tele-Communications,
    Inc....................   Ba1/BBB-     9.875%  06/15/22   1,400,000     1,844,532
  Time Warner, Inc.........   Ba1/BBB-     7.950%  02/01/00     400,000       412,222
  Walt Disney Co...........     A2/A       6.750%  03/30/06   1,000,000     1,039,074
                                                                          -----------
                                                                            4,700,175
                                                                          -----------
DIVERSIFIED MANUFACTURING -- 2.5%
  Allied Signal Corp.......     A2/A       9.500%  06/01/16     719,000       939,286
                                                                          -----------
ENERGY -- 3.2%
  Enron Corp...............   Baa2/BBB+    6.450%  11/15/01     400,000       402,884
  PSE & G Capital Corp.....   Baa2/BBB     6.740%  10/23/01     400,000       405,000
  Williams COS Inc.........   Baa2/BBB-    6.125%  02/01/01     400,000       398,688
                                                                          -----------
                                                                            1,206,572
                                                                          -----------
FINANCIAL SERVICES -- 8.1%
  BHP Finance USA Ltd......     A2/A       6.420%  03/01/26     600,000       611,250
  Commercial Credit........     A1/A+      7.875%  02/01/05   1,000,000     1,158,021
  International Lease
    Finance Corp...........     A1/A+      6.875%  05/01/01   1,250,000     1,278,596
                                                                          -----------
                                                                            3,047,867
                                                                          -----------
FOOD & KINDRED PRODUCTS -- 9.3%
  Anheuser Busch Cos.,
    Inc....................     A1/A+      7.000%  12/01/25   1,000,000     1,012,261
  Conagra, Inc.............   Baa2/BBB-    9.750%  03/01/21   1,500,000     2,001,544
  James River Corp.........   Baa3/BBB-    8.375%  11/15/01     450,000       481,068
                                                                          -----------
                                                                            3,494,873
                                                                          -----------
INSURANCE -- 4.1%
  Hartford Life Inc........     A2/A       6.900%  06/15/04   1,500,000     1,550,632
                                                                          -----------
RENTAL & LEASE EQUIPMENT -- 2.8%
  Hertz Corp...............     A3/A       7.375%  06/15/01   1,000,000     1,034,513
                                                                          -----------
RETAIL -- 3.9%
  Federated Department
    Stores.................   Baa2/BBB-    8.125%  10/15/02     400,000       429,296
  Sears Roebuck Acceptance
    Corp...................     A2/A-      7.000%  06/15/07   1,000,000     1,038,257
                                                                          -----------
                                                                            1,467,553
                                                                          -----------

---------------
See Notes to Financial Statements.

                             MOODY'S/S&P
                               RATINGS             MATURITY  PRINCIPAL       VALUE
        DESCRIPTION          (UNAUDITED)   RATE      DATE      AMOUNT      (NOTE 2)
        -----------          -----------   ----    --------  ---------     --------
CORPORATE BONDS -- (CONTINUED)
SECURITY BROKER/DEALERS -- 4.2%
  Merrill Lynch & Co.,
    Inc....................     A1/A+      7.000%  03/15/06  $1,500,000   $ 1,553,960
                                                                          -----------
Total Corporate Bonds (Cost
  $24,388,728).............                                                26,172,348
                                                                          -----------
MEDIUM TERM NOTES -- 16.7%
AUTOMOBILES -- 1.3%
  General Motors Acceptance
    Corp...................     A3/A-      6.600%  01/17/01     500,000       506,345
                                                                          -----------
FINANCIAL SERVICES -- 7.1%
  Associates Corp. N.A.....    Aa2/AA-     6.950%  08/01/02   1,000,000     1,026,850
  Countrywide Funding
    Corp...................    Baa1/A      6.540%  04/14/00   1,000,000     1,005,079
  Ikon Capital, Inc........     A3/A-      6.730%  06/15/01     600,000       609,128
                                                                          -----------
                                                                            2,641,057
                                                                          -----------
INSURANCE -- 2.6%
  UNUM Corp................     A1/A+      5.880%  10/15/03   1,000,000       980,873
                                                                          -----------
RETAIL STORES -- 2.7%
  J.C. Penney & Co.........     A1/A+      6.500%  12/15/07   1,000,000     1,003,847
                                                                          -----------
UTILITIES -- 3.0%
  Pacific Gas & Electric...     A3/A-      7.880%  04/08/14   1,000,000     1,122,872
                                                                          -----------
Total Medium Term Notes
  (Cost $6,013,436)........                                                 6,254,994
                                                                          -----------
U.S. TREASURY OBLIGATIONS -- 1.8%
  U.S. Treasury Principal
    Only Obligation
    Strips.................                6.110%* 05/15/23   2,700,000       601,128
  U.S. Treasury Principal
    Only Obligation
    Strips.................                6.160%* 08/15/23     350,000        75,106
                                                                          -----------
Total U.S. Treasury
  Obligations (Cost
  $683,815)................                                                   676,234
                                                                          -----------

---------------
See Notes to Financial Statements.

                                                                             VALUE
                                                               SHARES      (NOTE 2)
                                                               ------      --------
SHORT TERM INVESTMENTS -- 0.7%
  Temporary Investment
    Fund..................                                      125,251   $   125,251
  Temporary Investment
    Cash Fund.............                                      125,251       125,252
                                                                          -----------
Total Short Term
  Investments (Cost
  $250,503)...............                                                    250,503
                                                                          -----------
TOTAL INVESTMENTS -- 98.8%
  (COST $34,882,399)(A)...                                                 36,980,657
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.2%.....                                                    436,900
                                                                          -----------
NET ASSETS -- 100.0%......                                                $37,417,557
                                                                          ===========

---------------

Percentages indicated are based on net assets of $37,417,557.
(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...............................  $2,176,408
Unrealized depreciation...............................  $  (78,150)
                                                        ----------
Net unrealized appreciation...........................  $2,098,258
                                                        ==========

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.0% of net assets.
NR -- Not Rated
 (dagger) Zero Coupon Bond.
 * Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $70,490,454).....  $71,650,060
 Receivable for investment securities sold..................    6,262,624
 Interest receivable........................................      449,144
 Receivable for capital shares sold.........................        6,551
 Other assets...............................................       41,237
                                                              -----------
Total Assets................................................   78,409,616
                                                              -----------
LIABILITIES:
 Payable to the bank........................................      572,851
 Dividends payable..........................................      124,837
 Payable for capital shares redeemed........................      122,953
 Payable for investment securities purchased................    5,375,571
 Investment advisory fees payable...........................        3,343
 Administration fees payable................................        3,900
 Shareholder service fees payable (A Shares)................       13,741
 Shareholder service fees payable (K Shares)................          189
 Distribution fees payable (K Shares).......................          349
 Custodian and fund accounting fees payable.................       32,615
 Transfer agent fees payable................................       42,217
 Legal fees payable.........................................          850
 Other accrued expenses.....................................       55,022
 Other liabilities..........................................       40,379
                                                              -----------
Total Liabilities...........................................    6,388,817
                                                              -----------
NET ASSETS..................................................  $72,020,799
                                                              ===========
Net Assets
 A Shares...................................................  $71,101,297
 K Shares...................................................      919,502
                                                              -----------
Total.......................................................  $72,020,799
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................    7,465,492
 K Shares...................................................       96,502
                                                              -----------
Total.......................................................    7,561,994
                                                              ===========
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................        $9.52
                                                              ===========
 Maximum Sales Charge (A Shares)............................         4.50%
 Maximum Offering Price per share (A Shares)
 (Net Asset Value of A Shares/(100% -- Maximum Sales
   Charge)).................................................        $9.97
                                                              ===========
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................        $9.53
                                                              ===========
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     7,562
 Additional paid-in capital.................................   79,939,686
 Accumulated undistributed net investment income............       40,670
 Accumulated net realized losses on investment
   transactions.............................................   (9,126,725)
 Net unrealized appreciation on investments.................    1,159,606
                                                              -----------
NET ASSETS, FEBRUARY 28, 1998...............................  $72,020,799
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $34,882,399).....  $36,980,657
 Interest receivable........................................      637,214
 Receivable for capital shares sold.........................      165,830
                                                              -----------
Total Assets................................................   37,783,701
                                                              -----------
LIABILITIES:
 Dividends payable..........................................      116,987
 Payable for investment securities purchased................       76,510
 Payable for capital shares redeemed........................       48,544
 Payable to advisor.........................................       15,209
 Shareholder service fees payable (A and K Shares)..........       18,527
 Distribution fees payable (K Shares).......................          125
 Custodian and fund accounting fees payable.................        5,616
 Transfer agent fees payable................................       44,997
 Legal fees payable.........................................        1,237
 Other accrued expenses.....................................       38,392
                                                              -----------
Total Liabilities...........................................      366,144
                                                              -----------
NET ASSETS..................................................  $37,417,557
                                                              ===========
Net Assets
 A Shares...................................................  $37,105,146
 K Shares...................................................      312,411
                                                              -----------
Total.......................................................  $37,417,557
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................    2,259,885
 K Shares...................................................       19,023
                                                              -----------
Total.......................................................    2,278,908
                                                              ===========
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................       $16.42
                                                              ===========
 Maximum Sales Charge (A Shares)............................         4.50%
 Maximum Offering Price per share (A Shares)
 (Net Asset Value of A Shares/(100% -- Maximum Sales
   Charge)).................................................       $17.19
                                                              ===========
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................       $16.42
                                                              ===========
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     2,279
 Additional paid-in capital.................................   41,623,705
 Accumulated net realized losses on investment
   transactions.............................................    6,306,685
 Net unrealized appreciation on investments.................    2,098,258
                                                              -----------
NET ASSETS, FEBRUARY 28, 1998...............................  $37,417,557
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $5,197,044
                                                              ----------
EXPENSES:
  Investment advisory fees..................................     257,392
  Administration fees.......................................     147,083
  Shareholder service fees (A Shares).......................     182,327
  Shareholder service fees (K Shares).......................       1,534
  Distribution fees (K Shares)..............................       4,601
  Custodian and fund accounting fees........................     127,391
  Transfer agent fees.......................................     109,522
  Legal fees................................................       3,444
  Other expenses............................................      97,939
                                                              ----------
    Total Expenses..........................................     931,233
  Less: Fee waivers.........................................    (369,871)
    Expenses paid by third parties..........................      (8,738)
                                                              ----------
Total Net Expenses..........................................     552,624
                                                              ----------
NET INVESTMENT INCOME.......................................   4,644,420
                                                              ----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.............     912,695
  Net change in unrealized appreciation on investments......   1,017,576
                                                              ----------
  Net realized/unrealized gains on investments..............   1,930,271
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $6,574,691
                                                              ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $2,552,465
                                                              ----------
EXPENSES:
  Advisory fees.............................................     164,104
  Administration fees.......................................      72,935
  Shareholder service fees (A Shares).......................      90,532
  Shareholder service fees (K Shares).......................         637
  Distribution fees (K Shares)..............................       1,907
  Custodian and fund accounting fees........................      55,692
  Transfer agent fees.......................................     100,200
  Audit fees................................................      30,065
  Legal fees................................................       1,226
  Organization costs........................................       1,071
  Registration and filing fees..............................      32,036
  Reports to shareholders...................................      17,308
  Other expenses............................................       2,720
                                                              ----------
    Total Expenses..........................................     570,433
Less: Fee waivers and reimbursements........................    (258,533)
                                                              ----------
Total Net Expenses..........................................     311,900
                                                              ----------
NET INVESTMENT INCOME.......................................   2,240,565
                                                              ----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.............     233,565
  Net change in unrealized appreciation on investments......   1,251,636
                                                              ----------
  Net realized/unrealized gain on investments...............   1,485,201
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $3,725,766
                                                              ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year Ended
                                                  ----------------------------
                                                  FEBRUARY 28,    FEBRUARY 28,
                                                      1998            1997
                                                  ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.........................  $ 4,644,420     $  4,945,657
  Net realized gain (loss) on investment
    transactions................................      912,695       (1,656,989)
  Net change in unrealized appreciation on
    investments.................................    1,017,576          682,024
                                                  ------------    ------------
Change in net assets resulting from
  operations....................................    6,574,691        3,970,692
                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares....................................   (4,608,261)      (4,941,264)
    K Shares....................................      (36,159)          (4,394)(a)
  Excess of net investment income
    A Shares....................................     (166,337)        (183,185)
    K Shares....................................       (1,076)              --
  Tax return of capital
    A Shares....................................           --         (126,969)
    K Shares....................................           --             (712)(a)
                                                  ------------    ------------
Change in net assets from shareholder
  distributions.................................   (4,811,833)      (5,256,524)
                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...................    8,331,747        8,846,354
  Dividends reinvested..........................    3,575,522        3,659,415
  Cost of shares redeemed.......................  (16,551,786)     (25,808,410)
                                                  ------------    ------------
Change in net assets from capital share
  transactions..................................   (4,644,517)     (13,302,641)
                                                  ------------    ------------
Change in net assets............................   (2,881,659)     (14,588,473)
NET ASSETS
  Beginning of Year.............................   74,902,458       89,490,931
                                                  ------------    ------------
  End of Year (including accumulated
    undistributed net investment income, $40,670
    and distributions in excess of net
    investment income, $391,623,
    respectively)...............................  $72,020,799     $ 74,902,458
                                                  ============    ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           YEAR ENDED
                                                  ----------------------------
                                                  FEBRUARY 28,    FEBRUARY 28,
                                                      1998            1997
                                                  ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.........................  $ 2,240,565     $ 1,877,912
  Net realized gains on investment
    transactions................................      233,565          63,577
  Net change in unrealized appreciation on
    investments.................................    1,251,636        (691,865)
                                                  ------------    -----------
Change in net assets from operations............    3,725,766       1,249,624
                                                  ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares....................................   (2,226,390)     (1,874,744)
    K Shares....................................      (14,175)         (3,168)(a)
                                                  ------------    -----------
Change in net assets from shareholder
  distributions.................................   (2,240,565)     (1,877,912)
                                                  ------------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...................   14,033,161       8,896,314
  Dividends reinvested..........................      777,336         623,621
  Cost of shares redeemed.......................  (11,905,633)     (8,251,569)
                                                  ------------    -----------
Change in net assets from capital share
  transactions..................................    2,904,864       1,268,366
                                                  ------------    -----------
Change in net assets............................    4,390,065         640,078
NET ASSETS:
  Beginning of Year.............................   33,027,492      32,387,414
                                                  ------------    -----------
  End of Year...................................  $37,417,557     $33,027,492
                                                  ============    ===========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investment in Master Investment Trust, Series
   I -- Investment Grade Bond Portfolio, at value...........  $77,809,358
 Prepaid expenses...........................................        1,266
                                                              -----------
Total Assets................................................   77,810,624
                                                              -----------
LIABILITIES:
 Dividends payable..........................................      127,215
 Administration fees payable................................        8,968
 Shareholder service fees payable (A Shares, K Shares, and
   SRF Shares)                                                     24,505
 Distribution fees payable (K shares).......................          532
 Reports to shareholders expenses payable...................       40,000
 Transfer agent fees payable................................       10,116
 Audit fees payable.........................................        7,349
 Other accrued expenses.....................................       42,474
                                                              -----------
Total Liabilities...........................................      261,159
                                                              -----------
NET ASSETS..................................................  $77,549,465
                                                              ===========
Net Assets:
 A Shares...................................................  $41,874,875
 K Shares...................................................      513,286
 SRF Shares.................................................   35,161,304
                                                              -----------
Total.......................................................  $77,549,465
                                                              ===========
Shares Outstanding ($0.001 par value, and 300 million shares authorized):
 A Shares...................................................    4,322,374
 K Shares...................................................       52,791
 SRF Shares.................................................    3,233,868
                                                              -----------
Total.......................................................    7,609,033
                                                              ===========
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................        $9.69
                                                              ===========
 Maximum Sales Charge (A Shares)............................         4.50%
 Maximum Offering Price per share (A Shares) (Net Asset
   Value of A Shares/ (100% -- Maximum Sales Charge)).......       $10.15
                                                              ===========
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................        $9.72
                                                              ===========
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................       $10.87
                                                              ===========
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     7,609
 Additional paid-in capital.................................   76,827,474
 Accumulated undistributed net investment income............       34,547
 Accumulated net realized gains on investment
   transactions.............................................       22,298
 Net unrealized appreciation on investments.................      657,537
                                                              -----------
NET ASSETS, FEBRUARY 28, 1998...............................  $77,549,465
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I --
  Investment Grade Bond Portfolio:
  Interest Income...........................................  $3,770,380
                                                              ----------
  Expenses..................................................     205,307
  Less: Fee waivers and expense reimbursements..............     (20,793)
                                                              ----------
                                                                 184,514
                                                              ----------
Net Investment Income from Master Investment Trust, Series
  I -- Investment Grade Bond Portfolio......................   3,585,866
                                                              ----------
EXPENSES:
  Administration fees.......................................      94,118
  Shareholder service fees (A Shares).......................      85,538
  Shareholder service fees (K Shares).......................       1,035
  Shareholder service fees (SRF Shares).....................      62,182(a)
  Registration fees.........................................      27,231
  Distribution fees (K Shares)..............................       2,060
  Transfer agent fees.......................................      33,916
  Fund accounting fees and expenses.........................      48,518
  Reports to shareholders...................................      35,191
  Amortization of organization costs........................      15,825
  Audit fees................................................      11,687
  Legal fees................................................       9,384
  Directors fees............................................       1,158
  Other operating expenses..................................       6,090
                                                              ----------
    Total Expenses..........................................     433,933
  Less: Fee waivers and reimbursements......................     (72,439)
                                                              ----------
Total Net Expenses..........................................     361,494
                                                              ----------
NET INVESTMENT INCOME.......................................   3,224,372
                                                              ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS FROM MASTER
  INVESTMENT TRUST, SERIES I -- INVESTMENT GRADE BOND
  PORTFOLIO
  Net realized gain on investment transactions..............     185,294
  Net change in unrealized appreciation on investments......     785,462
                                                              ----------
  Net realized/unrealized gains on investments from Master
    Investment Trust Series I -- Investment Grade Bond
    Portfolio...............................................     970,756
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $4,195,128
                                                              ==========

---------------

(a) On June 23, 1997, The Bond Fund of Seafirst Retirement Funds withdrew its investments in Master Investment Trust Series I and merged its assets with the Intermediate Bond Fund creating a new class of SRF Shares on that date.
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                      ----------------------------
                                                      FEBRUARY 28,    FEBRUARY 28,
                                                          1998            1997
                                                      ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................  $ 3,224,372     $   878,883
  Net realized gains/(losses) on investment
    transactions....................................      185,294        (159,361)
  Net change in unrealized
    appreciation/(depreciation) on investments......      785,462         (86,639)
                                                      -----------     -----------
  Change in net assets resulting from operations....    4,195,128         632,883
                                                      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares........................................   (1,917,899)       (874,813)
    K Shares........................................      (19,507)         (4,070)(a)
    SRF Shares......................................   (1,259,022)(b)          --
  Net realized gains from investment transactions:
    A Shares........................................           --         (93,821)
    K Shares........................................           --              (7)(a)
    SRF Shares......................................           --              --
                                                      -----------     -----------
Change in net assets from shareholder
  distributions.....................................   (3,196,428)       (972,711)
                                                      -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.......................   68,314,617      16,917,463
  Dividends reinvested..............................    1,826,828         488,201
  Cost of shares redeemed...........................  (16,859,701)     (6,976,214)
                                                      -----------     -----------
Change in net assets from capital share
  transactions......................................   53,281,744      10,429,450
                                                      -----------     -----------
Change in net assets................................   54,280,444      10,089,622
NET ASSETS:
  Beginning of Year.................................   23,269,021      13,179,399
                                                      -----------     -----------
  End of Year (including undistributed net
    investment income of $34,547 and $4,095,
    respectively)...................................  $77,549,465     $23,269,021
                                                      ===========     ===========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) On June 23, 1997, The Bond Fund of Seafirst Retirement Funds withdrew its investments in Master Investment Trust Series I and merged its assets with the Intermediate Bond Fund creating a new class of SRF Shares on that date.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon U.S. Government Securities Fund (the "U.S. Government Securities Fund"), the Pacific Horizon Corporate Bond Fund (the "Corporate Bond Fund") and the Pacific Horizon Intermediate Bond Fund (the "Intermediate Bond Fund"), collectively the "Funds", individually the "Fund".

    On June 23, 1997 the Seafirst Bond Fund was reorganized with the Intermediate Bond Fund pursuant to a tax free reorganization. Pursuant to the terms of the reorganization, the Seafirst Bond Fund transferred all of its assets and liabilities, including $123,475 unrealized appreciation, to the Intermediate Bond Fund in exchange for SRF Shares of the Intermediate Bond Fund. In connection with the reorganization, the Seafirst Bond Fund's shareholders received 3,440,150 SRF shares of the Intermediate Bond Fund (valued at $36,928,027). The aggregate net assets of the Intermediate Bond Fund and the Seafirst Bond Fund immediately before the reorganization were $29,466,360 and $36,928,027, respectively. Immediately following the reorganization the net assets of the Intermediate Bond Fund were $66,394,387. As a result of this reorganization the Intermediate Bond Fund began issuing three classes of shares, A shares, K shares (effective July 22, 1996) and SRF shares.

    The U.S. Government Securities Fund and Corporate Bond Fund offer A Shares and effective July 22, 1996, began offering K Shares. A Shares and SRF Shares have a Shareholder Services Plan, while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The U.S. Government Securities Fund seeks to provide investors with a high level of current income, consistent with preservation of capital. The U.S. Government Securities Fund does so by investing primarily in instruments issued by the Government National Mortgage Association. The Corporate Bond Fund seeks to provide investors with high current income consistent with reasonable investment risk. The Corporate Bond Fund invests primarily in a diversified portfolio of investment grade corporate debt securities. The Intermediate Bond Fund seeks to achieve its investment objective by investing substantially all of its assets in the Investment Grade Bond Portfolio (the "Portfolio") of the Master Investment Trust, Series I (the "Trust"), an open-end management investment company, that has the same investment objectives as that of the Fund. The value of the Intermediate Bond Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Intermediate Bond Fund's proportionate beneficial interest in the net assets of the Portfolio (62.0% at February 28, 1998). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997, The BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by PFPC for these services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT:

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI") assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS served the Funds as distributor. Additionally on October 24, 1997, PFPC assumed responsibility as the Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The U.S. Government Securities Fund and the Corporate Bond Fund value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Funds may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

    The valuation of securities of the Intermediate Bond Fund's investment in the Portfolio is discussed in Note 2 to the Portfolio's financial statements.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The U.S. Government Securities Fund and Corporate Bond Fund record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

    The Intermediate Bond Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Intermediate Bond Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight-line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The U.S. Government Fund and Corporate Bond Fund's net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on record date. Intermediate Bond Fund's net investment income is declared monthly and paid within five business days after the end of each month as a dividend to shareholders of record. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent net realized gains can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital, due to reclassification of paydowns, expiration of capital loss carryover and over distribution of net investment income:

                                                       ACCUMULATED      ACCUMULATED
                                                      UNDISTRIBUTED     NET REALIZED
                                                      NET INVESTMENT    GAIN/(LOSS)
                                                          INCOME       ON INVESTMENTS
                                                      --------------   --------------
U.S. Government Securities Fund...................       $462,539        $ (50,418)
Corporate Bond Fund...............................             --          213,111
Intermediate Bond Fund............................          2,508           (2,508)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund had the following net capital loss carryovers:

                                                      CAPITAL LOSS
                                                          FUND             CARRYOVER
                                                      ------------         ---------
U.S. Government Securities..........................   $7,462,810            2003
                                                        1,663,916            2005
                                                       ----------
                                                       $9,126,726
                                                       ==========
Corporate Bond Fund.................................   $5,401,993            1999
                                                          882,649            2003
                                                       ----------
                                                       $6,284,642
                                                       ==========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund utilized $862,277, $229,356 and $160,488, respectively, of its available capital loss carryover to offset realized capital gains for Federal income tax purposes, while capital loss carryovers of $213,111 expired for the Corporate Bond Fund.

    Capital losses incurred after October 31 for the Funds' are deemed to arise on the first business day of the following fiscal year for tax purposes. The Corporate Bond Fund has incurred and elected to defer such capital losses of $22,043 after October 31, 1997.

MORTGAGE DOLLAR ROLLS:

    The U.S. Government Securities Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counter-party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the U.S. Government Securities Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the U.S. Government Securities Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The U.S. Government Securities Fund maintains with its custodian securities from its portfolio having a value not less than the repurchase price of MDR transactions, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the transaction, while substantially similar, could be inferior to what was initially sold to the counterparty.

OTHER:

    The U.S. Government Securities Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $8,738. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The U.S. Government Securities Fund and Corporate Bond Fund have an Investment Advisory Agreement and Administration Agreement with Bank of America. For the period ended September 15, 1997 the Funds had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the U.S. Government Securities Fund and Corporate Bond Fund, which is accrued daily and payable monthly, at an annual rate of 0.35% and 0.45% of the U.S. Government Securities Fund's and Corporate Bond Fund's respective average daily net assets. For the period ended February 28, 1998, Bank of America agreed to waive advisory fees of $211,393 and $164,104 for the U.S. Government Securities Fund and Corporate Bond Fund, respectively. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.20%, 0.15% and 0.15% of the average daily net assets of the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively. For the period ended September 15, 1997, the Funds had an Administration Agreement with BISYS. Administrative fee rates paid to BISYS were the same as those currently paid to Bank of America. For the period ended February 28, 1998, Bank of America waived $49,555, $34,613 and $4,035 of its fee as Administrator for the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund, respectively. For the period ended September 15, 1997, BISYS agreed to waive $67,006, $38,327 and $35,332 of its fee as Administrator for the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund, respectively. For the same period, Bank of America and BISYS reimbursed operating expenses totaling $2,889 for the Corporate Bond Fund.

    For the year ended February 28, 1998, PDI and the Former Distributor advised the Funds that it retained $2,003, $1,079, and $505, from commissions earned on sales of the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $15,798, $8,452, and $3,950 from commissions earned on sales of shares of the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund paid PDI and the Former Distributor for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1998, the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund incurred charges of $182,327, $90,532, and $85,538, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI and the Former Distributor retained $7,155, $40,731, and $9,818, from the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively, and affiliates of Bank of America retained $129,541, $18,541, and $40,786, respectively. The Plan provides that if, in any month, the fees paid to PDI and the Former Distributor are less than the costs incurred by PDI and the Former Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the year ended February 28, 1998, PDI and the Former Distributor waived $39,898, $17,972 and $26,307 for the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund, respectively.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds paid PDI and the Former Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. For the year ended February 28, 1998, PDI and the Former Distributor incurred charges $4,601, $1,907 and $2,060 to the U.S. Government Securities Fund, Corporate Bond Fund and the Intermediate Bond Fund, respectively, pursuant to the Distribution Plan. Under the Administrative Plan, the Funds paid for expenses incurred in connection with shareholder services provided by PDI and the Former Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1998, the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund incurred charges of $1,534, $637 and $1,035, respectively, pursuant to the Administrative Plan. The Funds were advised that of these amounts PDI and the Former Distributor retained $817, $430 and $462, from the U.S. Government Fund, Corporate Bond Fund and the Intermediate Bond Fund, respectively. For the year ended February 28, 1998, $2,019, $628 and $359 of shareholder services and administrative services were waived by the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund, respectively.

    The Intermediate Bond Fund has a Shareholder Services Plan under which the Fund pays PDI and the Former Distributor for shareholder servicing expenses incurred in connection with the SRF Shares. Under the Services Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for SRF Shares. For the year ended February 28, 1998, The Intermediate Bond Fund incurred charges of $62,182, pursuant to the Services Plan, the Fund was advised that of this amount the affiliates of Bank of America retained $55,252. For the same period $6,406 of shareholder servicing fees were waived by PDI and the Former Distributor for the Intermediate Bond Fund.

    From the period October 24, 1997 through February 28, 1998, PFPC earned $31,616, $74,118, and $5,319 from the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively, for the transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities, BISYS Ohio earned $77,906, $26,082, and $28,597 from the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund incurred legal charges totaling $3,444, $1,226, and $9,384, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an applicable percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $691, $1,584 and $251 for the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1998, the cost of purchases and the proceeds from sales of U.S. Government Securities Fund portfolio securities (excluding short-term investments) amounted to $35,888,707 and $40,968,167, respectively. The cost of purchases and the proceeds from sales of Corporate Bond Fund portfolio securities (excluding short-term investments) amounted to $26,784,148 and $22,233,802, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                        U.S. GOVERNMENT SECURITIES FUND

                                                                  YEAR ENDED
                                                  -------------------------------------------
                                                   FEBRUARY 28, 1998       FEBRUARY 28, 1997
                                                  -------------------      ------------------
                                                  SHARES     AMOUNT        SHARES     AMOUNT
                                                  -------   ---------      ------    --------
A SHARES (000'S)
 Issued.........................................     838    $   7,775        909     $  8,426
 Reinvested.....................................     376        3,536        394        3,657
 Redeemed.......................................  (1,758)     (16,443)     (2,780)    (25,808)
                                                  -------   ---------      ------    --------
Net decrease....................................    (544)   $  (5,132)     (1,477)   $(13,725)
                                                  =======   =========      ======    ========
K SHARES
 Issued.........................................  58,875    $ 556,388      44,725    $420,128
 Reinvested.....................................   4,181       39,466        244        2,282
 Redeemed.......................................  (11,473)   (107,883)       (50)        (465)
                                                  -------   ---------      ------    --------
Net increase....................................  51,583    $ 487,971      44,919(a) $421,945(a)
                                                  =======   =========      ======    ========

                              CORPORATE BOND FUND

                                                                  YEAR ENDED
                                                  -------------------------------------------
                                                   FEBRUARY 28, 1998       FEBRUARY 28, 1997
                                                  -------------------      ------------------
                                                  SHARES     AMOUNT        SHARES     AMOUNT
                                                  -------   ---------      ------    --------
A SHARES (000'S)
 Issued.........................................     871    $  13,949        549     $  8,657
 Reinvested.....................................      47          762         40          622
 Redeemed.......................................    (735)     (11,872)      (525)      (8,251)
                                                  -------   ---------      ------    --------
Net increase....................................     183    $   2,839         64     $  1,028
                                                  =======   =========      ======    ========
K SHARES
 Issued.........................................   5,193    $  84,070      14,923    $238,773
 Reinvested.....................................     946       15,211        135        2,144
 Redeemed.......................................  (2,139)     (33,761)       (35)        (561)
                                                  -------   ---------      ------    --------
Net increase....................................   4,000    $  65,520      15,023(a) $240,356(a)
                                                  =======   =========      ======    ========

                             INTERMEDIATE BOND FUND

                                                                  YEAR ENDED
                                                  -------------------------------------------
                                                   FEBRUARY 28, 1998       FEBRUARY 28, 1997
                                                  -------------------      ------------------
                                                  SHARES     AMOUNT        SHARES     AMOUNT
                                                  -------   ---------      ------    --------
A SHARES (000'S)
 Issued.........................................   3,051    $  29,325      1,730     $ 16,588
 Reinvested.....................................      52          496         51          485
 Redeemed.......................................  (1,184)     (11,407)      (728)      (6,976)
                                                  -------   ---------      ------    --------
Net increase....................................   1,919    $  18,414      1,053     $ 10,097
                                                  =======   =========      ======    ========
K SHARES
 Issued.........................................  34,286    $ 329,306      34,567    $329,738
 Reinvested.....................................   1,822       17,516        285        2,728
 Redeemed.......................................  (18,168)   (174,117)        (1)          (1)
                                                  -------   ---------      ------    --------
Net increase....................................  17,940    $ 172,705      34,851(a) $332,465(a)
                                                  =======   =========      ======    ========
SRF SHARES (000'S)(B)...........................
 Issued.........................................   3,617    $  38,661         --     $     --
 Reinvested.....................................     104        1,313         --           --
 Redeemed.......................................    (487)      (5,279)        --           --
                                                  -------   ---------      ------    --------
Net increase....................................   3,234    $  34,695         --     $     --
                                                  =======   =========      ======    ========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from June 23, 1997 (inception date) to February 28, 1998.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        YEAR ENDED
                                     --------------------------------------------------------------------------------
                                     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                         1998           1997(b)            1996             1995             1994
                                     ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.................    $  9.30          $  9.43          $  9.31          $  9.85          $  10.21
                                       -------          -------          -------          -------          --------
Income from Investment Operations:
 Net investment income.............       0.62             0.59             0.61             0.55              0.45
 Net realized and unrealized gains
   losses on investment
   transactions....................       0.22            (0.12)            0.16            (0.54)            (0.11)
                                       -------          -------          -------          -------          --------
Total income from investment
 operations........................       0.84             0.47             0.77             0.01              0.34
                                       -------          -------          -------          -------          --------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income...............      (0.62)           (0.59)           (0.61)           (0.52)            (0.45)
 Dividends to shareholders from net
   realized gains on investment
   transactions....................         --               --            (0.01)              --             (0.16)
 Tax return of capital.............         --            (0.01)           (0.03)           (0.03)            (0.09)
                                       -------          -------          -------          -------          --------
Total Dividends and
 Distributions:....................      (0.62)           (0.60)           (0.65)           (0.55)            (0.70)
                                       -------          -------          -------          -------          --------
Net change in net asset value per
 share.............................       0.22            (0.13)            0.12            (0.54)            (0.36)
                                       -------          -------          -------          -------          --------
NET ASSET VALUE PER SHARE, END OF
 YEAR..............................    $  9.52          $  9.30          $  9.43          $  9.31          $   9.85
                                       =======          =======          =======          =======          ========
Total return (excludes sales
 charge)...........................       9.27%            5.23%            8.47%            0.30%             3.40%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (000)...    $71,101          $74,485          $89,491          $87,354          $157,984
 Ratio of expenses to average net
   assets..........................       0.75%            0.85%            1.15%            1.15%             0.96%
 Ratio of net investment income to
   average net assets..............       6.32%            6.11%            6.36%            5.57%             4.45%
 Ratio of expenses to average net
   assets*.........................       1.26%**          1.25%**          1.26%**              (a)           1.00%
 Ratio of net investment income to
   average net assets*.............       5.81%            5.71%            6.28%                (a)           4.41%
 Portfolio turnover rate...........         51%              94%             137%             189%              255%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the years ended February 28, 1998 and 1997 and February 29, 1996, the
    Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) There were no fee waivers or expense reimbursements during the period.
(b) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        YEAR ENDED    PERIOD ENDED
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1998         1997(a)
                                                       ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......     $ 9.30         $9.22
                                                          ------         -----
Income from Investment Operations:
  Net investment income..............................       0.59          0.35
  Net realized and unrealized gains on investment
    transactions.....................................       0.22          0.08
                                                          ------         -----
Total income from investment operations..............       0.81          0.43
                                                          ------         -----
Less dividends to shareholders from net investment
  income.............................................      (0.58)        (0.35)
                                                          ------         -----
Net change in net asset value per share..............       0.23          0.08
                                                          ------         -----
NET ASSET VALUE PER SHARE, END OF PERIOD.............     $ 9.53          9.30
                                                          ======         =====
Total return.........................................       8.92%         4.75%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)..................     $  920         $ 418
  Ratio of expenses to average net assets............       1.21%         1.35%(c)
  Ratio of net investment income to average net
    assets...........................................       5.86%         6.11%(c)
  Ratio of expenses to average net assets*...........       1.99%**       2.06%(c)**
  Ratio of net investment income to average net
    assets*..........................................       5.08%         5.73%(c)
Portfolio turnover rate..............................         51%           94%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the years ended February 28, 1998 and 1997 the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Not annualized.
(c) Annualized.
See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                FOR THE
                                                                                 PERIOD
                                                                               OCTOBER 1,
                                                   YEAR ENDED                     1994                YEAR ENDED
                                       -----------------------------------      THROUGH       ---------------------------
                                       FEBRUARY   FEBRUARY      FEBRUARY        FEBRUARY       SEPTEMBER       SEPTEMBER
                                       28, 1998   28, 1997     29, 1996(A)      28, 1995      30, 1994(B)     30, 1993(C)
                                       --------   --------     -----------     ----------     -----------     -----------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING
 OF PERIOD...........................  $ 15.79    $ 16.09        $ 15.03         $ 14.86        $ 16.94         $ 16.12
                                       -------    -------        -------         -------        -------         -------
Income from Investment Operations:
 Net investment income...............     0.99       0.93           0.98            0.45           1.58            1.34
 Net realized and unrealized gains
   (losses) on investment
   transactions......................     0.63      (0.30)          1.11            0.17          (2.06)           0.82
                                       -------    -------        -------         -------        -------         -------
Total income (loss) from investment
 operations..........................     1.62       0.63           2.09            0.62          (0.48)           2.16
                                       -------    -------        -------         -------        -------         -------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income.................    (0.99)     (0.93)         (0.98)          (0.45)         (1.58)          (1.34)
 Distributions to shareholders from
   net realized gains on investment
   transactions......................       --         --          (0.05)             --          (0.02)             --
                                       -------    -------        -------         -------        -------         -------
Total Dividends and Distributions....    (0.99)     (0.93)         (1.03)          (0.45)         (1.60)          (1.34)
                                       -------    -------        -------         -------        -------         -------
Net change in net asset value per
 share...............................     0.63      (0.30)          1.06            0.17          (2.08)           0.82
                                       -------    -------        -------         -------        -------         -------
NET ASSET VALUE PER SHARE, END OF
 PERIOD..............................  $ 16.42    $ 15.79        $ 16.09         $ 15.03        $ 14.86         $ 16.94
                                       -------    -------        -------         -------        -------         -------
Total return (excludes sales
 charge).............................    10.55%      4.13%         14.12%           4.26%         (2.29%)          7.05%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000)...  $37,105    $32,790        $32,387         $31,372        $33,046         $46,999
 Ratio of expenses to average net
   assets............................     0.85%      1.27%          1.33%           1.04%(d)       0.91%           1.02%
 Ratio of net investment income to
   average net assets................     6.15%      6.01%          6.12%           7.32%(d)       7.85%           8.14%
 Ratio of expenses to average net
   assets*...........................     1.56%      1.88%          2.23%           1.94%(d)       1.07%             --
 Ratio of net investment income to
   average net assets*...............     5.44%      6.62%          7.02%           8.22%(d)       8.01%             --
 Portfolio turnover rate.............       63%        59%           N/A             N/A            N/A          154.34%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(b) Includes the results of operations of Bunker Hill Income Securities, Inc. and the Fund.
(c) The financial highlights for the year ended September 30, 1993 are for the Bunker Hill Income Securities Inc., a closed end fund.
(d) Annualized.
See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR ENDED    PERIOD ENDED
                                                         FEBRUARY 28,   FEBRUARY 28,
                                                             1998         1997(a)
                                                         ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........    $ 15.80         $15.56
                                                           -------         ------
Income from Investment Operations:
Net investment income..................................       0.90           0.53
  Net realized and unrealized gains on investment
    transactions.......................................       0.62           0.24
                                                           -------         ------
Total income from investment operations................       1.52           0.77
                                                           -------         ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income.............................................      (0.90)         (0.53)
  Distributions to shareholders from net realized gains
    on investment transactions.........................         --             --
                                                           -------         ------
Total Dividends and Distributions......................      (0.90)         (0.53)
                                                           -------         ------
Net change in net asset value per share................       0.62           0.24
                                                           -------         ------
NET ASSET VALUE PER SHARE, END OF PERIOD...............    $ 16.42         $15.80
                                                           =======         ======
Total return...........................................       9.88%          5.01%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)....................    $   312         $  237
  Ratio of expenses to average net assets..............       1.40%          1.64%(c)
  Ratio of net investment income to average net
    assets.............................................       5.58%          5.60%(c)
  Ratio of expenses to average net assets*.............       2.30%          2.25%(c)
  Ratio of net investment income to average net
    assets*............................................       4.68%          4.99%(c)
  Portfolio turnover rate..............................         63%            59%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Not annualized.
(c) Annualized.
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED                                  PERIOD
                                     -------------------------------------------------------------        ENDED
                                     FEBRUARY 28,   FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                         1998         1997(b)            1996             1995           1994(a)
                                     ------------   ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF PERIOD...............    $  9.54        $  9.75          $  9.44           $ 9.81          $ 10.00
                                       -------        -------          -------           ------          -------
Income from Investment Operations:
 Net investment income.............       0.49           0.52             0.59             0.59             0.08
 Net realized and unrealized gain
   (loss) on investment
   transactions....................       0.20          (0.15)            0.33            (0.37)           (0.19)
                                       -------        -------          -------           ------          -------
Total income gain (loss) from
 investment operations.............       0.69           0.37             0.92             0.22            (0.11)
                                       -------        -------          -------           ------          -------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income...............      (0.51)         (0.52)           (0.59)           (0.59)           (0.08)
 Dividends to shareholders from net
   realized gains on investment
   transactions....................      (0.03)         (0.06)           (0.02)              --               --
                                       -------        -------          -------           ------          -------
Total Dividends and
 Distributions.....................      (0.54)         (0.58)           (0.61)           (0.59)           (0.08)
                                       -------        -------          -------           ------          -------
Net change in net asset value per
 share.............................       0.15          (0.21)            0.31            (0.37)           (0.19)
                                       -------        -------          -------           ------          -------
NET ASSET VALUE PER SHARE, END OF
 PERIOD............................    $  9.69        $  9.54          $  9.75           $ 9.44          $  9.81
                                       =======        =======          =======           ======          =======
Total return (excludes sales
 charge)...........................       7.40%          3.92%           10.45%            2.27%           (1.10%)(double dagger)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period
   (000)...........................    $41,875        $22,937          $13,179           $1,964          $   356
 Ratio of expenses to average net
   assets..........................       0.90%          0.75%            0.27%            0.00%            0.00%(dagger)
 Ratio of net investment income to
   average net assets..............       5.50%          5.45%            6.13%            6.43%            5.70%(dagger)
 Ratio of expenses to average net
   assets*.........................       1.21%          2.26%            5.00%           17.95%          160.20%(dagger)
 Ratio of net investment income
   (loss) to average net assets*...       5.19%          3.94%            1.40%          (11.52)%        (154.50%)(dagger)

---------------

  *  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and
     expense reimbursements had not occurred, the ratios would
     have been as indicated.
(dagger)            Annualized.
(double dagger)     Not Annualized.
(a)  Period from January 13, 1994 (inception date) to February
     28, 1994.
(b)  As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        YEAR ENDED    PERIOD ENDED
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1998         1997(a)
                                                       ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......     $9.54          $9.53
                                                          -----          -----
Income from Investment Operations:
  Net investment income..............................      0.44           0.31
  Net realized and unrealized gain on investments....      0.19           0.07
                                                          -----          -----
  Total income from investment operations............      0.63           0.38
                                                          -----          -----
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income...........................................     (0.42)         (0.31)
  Distributions to shareholders from net realized
    gains on investments.............................     (0.03)         (0.06)
                                                          -----          -----
Total Dividends and Distributions....................     (0.45)         (0.37)
                                                          -----          -----
Net change in net asset value per share..............      0.18           0.01
                                                          -----          -----
NET ASSET VALUE PER SHARE, END OF PERIOD.............     $9.72          $9.54
                                                          =====          =====
Total return.........................................      6.80%          3.73%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)..................     $ 513          $ 332
  Ratio of expenses to average net assets............      1.39%          1.43%(b)
  Ratio of net investment income to average net
    assets...........................................      4.99%          5.41%(b)
  Ratio of expenses to average net assets*...........      1.73%          2.71%(b)
  Ratio of net investment income to average net
    assets*..........................................      4.65%          4.13%(b)

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Annualized.
(c)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                  PERIOD
                                                                 JUNE 23,
                                                              1997(A) THROUGH
                                                               FEBRUARY 28,
                                                                   1998
                                                              ---------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............      $ 10.72
                                                                  -------
Income from Investment Operations:
  Net investment income.....................................         0.40
  Net realized and unrealized gain (loss) on investment
    transactions............................................         0.13
                                                                  -------
Total income gain (loss) from investment operations.........         0.53
                                                                  -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.38)
  Distributions to shareholders from net realized gains.....           --
                                                                  -------
Total Dividends and Distributions...........................        (0.38)
                                                                  -------
Net change in net asset value per share.....................         0.15
                                                                  -------
NET ASSET VALUE PER SHARE, END OF PERIOD....................      $ 10.87
                                                                  =======
Total Return................................................         4.86%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........................      $35,161
  Ratio of expenses to average net assets...................         0.95%(b)
  Ratio of net investment income (loss) to average net
    assets..................................................         5.45%(b)
  Ratio of expenses to average net assets*..................         1.07%(b)
  Ratio of net investment income to average net assets*.....         5.33%(b)

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Date of commencement of operations of SRF Shares of the Fund.
(b)  Annualized.
(c)  Not Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Corporate Bond Fund and Pacific Horizon Intermediate Bond Fund (three of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

                          PACIFIC HORIZON GROWTH FUNDS
                                 ANNUAL REPORT
                               February 28, 1998

                             Aggressive Growth Fund

                                 Blue Chip Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                       PACIFIC   HORIZON   GROWTH   FUNDS

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                           2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                             4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                 8-9
                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER          10-19
                                      PACIFIC HORIZON AGGRESSIVE GROWTH
                                        FUND
                                        Portfolio of Investments         20-24
                                        Statement of Assets
                                          and Liabilities                   25
                                        Statement of Operations             26
                                        Statements of Changes
                                          in Net Assets                     27
                                      PACIFIC HORIZON BLUE CHIP FUND
                                        Statement of Assets
                                          and Liabilities                   28
                                        Statement of Operations             29
                                        Statements of Changes
                                          in Net Assets                     30
                                      NOTES TO FINANCIAL STATEMENTS      31-39
                                      FINANCIAL HIGHLIGHTS               40-44
                                      REPORT OF INDEPENDENT ACCOUNTANTS     45
                                      MASTER INVESTMENT TRUST, SERIES
                                        I -- BLUE CHIP PORTFOLIO
                                        Portfolio of Investments         46-51
                                        Statement of Assets
                                          and Liabilities                   52
                                        Statement of Operations             53
                                        Statements of Changes
                                          in Net Assets                     54
                                        Notes to Financial Statements    55-58
                                        Supplementary Data                  59
                                        Report of Independent
                                          Accountants                       60

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds+                High Current Income Plus Principal
 - Prime                            Stability
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*(dagger)
 - Tax-Exempt Money                 High Level of Federal Tax-Free Current
                                    Income Plus Principal Stability
 - California Tax-Exempt Money      High Level of Federal and California
   Market                           Tax-Free Current Income Plus Principal
                                    Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(dagger) There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
[GRAPHICS]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[GRAPHICS]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
[GRAPHICS]                        OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND

                                  OPERATIONS

[GRAPHICS]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHICS]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgages payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to large tax revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence.

With the Asian crisis potentially constraining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%*, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole and cannot be invested in directly.

*** The Dow Jones Industrial Average
    is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND

[ROBERT PYLES PHOTO]

ROBERT PYLES, CFA
Sr. Vice President &
Director of Equity
Bank of America NT&SA

GOAL:

The Pacific Horizon Aggressive Growth Fund seeks to maximize capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of smaller-capitalized domestic companies deemed to have potential for above-average growth in revenues and earnings.

APPROPRIATE FOR:

Investors who are interested in long-term capital appreciation and can assume above-average investment risk. The Fund is designed to help investors benefit from the long-term upward potential in stock prices through a diversified portfolio.

INCEPTION:

March 31, 1984

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $221 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED FEBRUARY 28, 1998?

A
    The small cap market has generally remained in a pattern of under performance vs. large cap stocks. One period of exception was a relatively short period of sharp recovery from April to October 1997, when small cap stocks substantially outperformed large-cap indices. Earnings performance began to improve for small cap stocks in the second half of the year, while some highly visible large-cap multinationals began to slow due to currency and impact from Asian economies. However, as the Asian financial crisis expanded and deepened, the overall market turned more defensive in October, an unfavorable development for small-cap issues. In addition, the Technology and Energy sectors, which are heavily-weighted in small-cap indices, were particularly weak toward year end. The IPO calendar was also running at record levels, creating substantial supply in the marketplace.

For the 12 months ended February 28, 1998, the Fund returned 23.3% and 22.7% for the A and K shares, respectively.* By comparison, the Fund's Benchmark, the Russell 2000 Growth Index, returned 25.9%.**

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    The composition of the Pacific Horizon Aggressive Growth Fund continues to change as we actively monitor the Fund's holdings and position it to take advantage of the opportunities presented by the marketplace. Our investment style continues to emphasize a high growth but risk-managed approach which maintains reasonable sector diversification relative to the benchmark and controls position sizes to less than 3 percent. Sector weights will continue to be reasonably diversified. Within the Consumer sector, our emphasis is on specialty retailers, apparel and services. We continue to overweight business services (especially outsourcing).

Our Technology overweight is moderate given less consistent earnings performance in small cap Technology. We have reduced telecom equipment selectively while adding to service providers and computer software. Our largest underweights include Finance, due to fewer growth stocks, and Health Care, where managed care stocks have experienced difficulty.

Q
    WHAT WERE SOME OF THE INDIVIDUAL HOLDINGS THAT AFFECTED THE FUND'S PERFORMANCE?

A
    Individual stocks in several industries did very well during the year, especially in services such as SEI Investments Co. (2.3% of net assets as of February 28, 1998), Cablevision Systems (1.8% of net assets as of February 28,
1998), Mesaba Airlines (1.4% of net assets as of February 28, 1998) and Volt Information Sciences (1.4% of net assets as of February 28, 1998). Telecom stocks continued to also be leaders in the Fund, including Nice Systems (1.9% of net assets as of February 28, 1998) and Intermedia Communications (1.5% of net assets as of February 28, 1998).****

Q
    WHAT ARE THE FUND'S PROSPECTS DURING THE COMING QUARTER?

A
    While small cap stocks recovered some performance lag during part of 1997, the past three year performance differential remains substantially in favor of the S&P 500, up 32 percent annually compared with 23.5 percent annually for the Russell 2000. This leaves a lot of room for catch up, especially with improving earnings performance and favorable valuation. We continue to view this performance divergence between large cap stocks and small cap stocks as an opportunity for growth-oriented investors to adjust allocations of small cap stocks to targeted investment policy levels within their portfolios. The relative earnings per share outlook and valuation of the small cap sector continue to be favorable. On a bottom-up basis, Russell 2000 earnings are estimated to increase 50 percent faster than the S&P in 1998 while the valuation of small cap stocks is lower. For the Russell 2000 Growth Index, estimated earnings increases are twice the S&P with only a slightly higher price/earnings.

---------------
Note: Small-company funds typically carry additional risks since smaller companies have a higher company-specific risk, and historically, their stocks have experienced a greater degree of market volatility than larger-company stocks.

   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A Shares do not reflect the maximum 4.50% sales load, which applies to some investors.

  ** Source: Standard & Poor's Micropal, 1998. The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

 *** Source: Standard & Poor's Micropal, 1998. The S&P 500 is an unmanaged index generally representative of the equity market as a whole and cannot be invested in directly.

**** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
BLUE CHIP FUND

[JAMES D. MILLER PHOTO]

JAMES D. MILLER, CFA
Chief Investment Officer
of Quantitative Based
Equity Management
Bank of America
Investment Advisers Division

Mr. Miller is head of the investment management team for the Blue Chip Fund.

GOAL:

The Pacific Horizon Blue Chip Fund seeks long-term capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of "blue chip" common stocks, which are included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index.

APPROPRIATE FOR:

Investors who want to participate in the growth potential of some of America's major companies. The Fund is a diversified equity product that can be used as part of many investment strategies.

INCEPTION:

January 13, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $665 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE RECENT PERIOD?

A
    The market continued to benefit from the current U.S. economic environment of steady growth without inflation. With the current expansion almost seven years old, there still is no recession in sight. The Fund posted a total return of 33.96%* (without the sales charge) for A shares and 33.08% for K shares, compared to 35.10%** for the Standard & Poors 500 Stock Index for the 12 months ended Feb. 28, 1998.

Investors continued to reward large capitalization stocks in the United States, which outpaced the foreign markets. There also was a continuation of heavy sector rotation. For example, the technology sector has lead the market early in 1998 but had lagged the market the previous ten months. The financial sector is off to a slower start this year while it outperformed other industries in 1997. In addition, growth stocks outperformed value stocks over the last twelve months.

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    We continued to keep the Fund fully invested in the equities market while staying neutral to the market in market capitalization and sector weights. As always, we continued to focus on individual stock selection. Within the framework of our disciplined process, the dominant investment theme has been the outperformance of stocks that appear attractive to our value factors and possess positive earnings momentum. By factoring for these themes, we seek to provide superior stock selection across the majority of economic sectors. We continued to focus on companies that exhibit "using earnings expectations," "high earnings certainty" and were trading below fair value. Companies with "high earnings certainty" are those that have similar earnings estimates from different analysts. Firms with "using earnings expectations" are those that have experienced the biggest increase in analysts earnings estimates. Low price to earnings, low price to cash flow and dividend discount measures represent our value factors.

Q
    WHAT ARE SOME STOCKS OR SECTORS THAT PERFORMED WELL FOR THE FUND DURING THE YEAR?

A
    The four sectors that outperformed the market for the twelve month period ending February 28, 1998 were the technology, health care, financial and consumer cyclical sectors. Our holdings included Dell Computer Corp. (2.33% of net assets as of February 28, 1998) and Microsoft (3.78% of net assets as of February 28, 1998) in the technology sector. Pfizer Inc. (1.65% of net assets as of February 28, 1998) and Schering-Plough Corp. (1.93% of net assets as of February 28, 1998) did very well in the health sector. T.J.X. Companies Inc. (1.27% of net assets as of February 28, 1998) and Home Depot Inc. (1.89% of net assets as of February 28, 1998) also did very well in the Consumer Cyclical area. Finally, Morgan Stanley Dean Witter (1.71% of net assets as of February 28, 1998)*** performed well in the financial sector.

Q
    WHAT'S AHEAD FOR THE FUND?

A
    We will continue to maintain a fully invested portfolio broadly diversified among market sectors according to the benchmark that we use to compare our Fund's performance. We will continue to add value by stock selections that offer a combination of growth, value, earnings momentum and earnings certainty. Our philosophy will not change based on short-term trends or conditions in the market. Instead, we will remain focused on meeting the goals of long-term investors, while attempting to outperform the S&P 500 on a consistent basis.
---------------
  * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum 4.50% sales load, which applies to some investors.

 ** Source: Standard & Poor's Micropal, 1998. The S&P 500 is an unmanaged index generally representative of the equity market as a whole and cannot be invested in directly.

*** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT
       PERIOD                                                                                     LIPPER CAP
       (FISCAL                                               LIPPER SMALL                       APPRECITATION
        YEAR                                                  CAP FUNDS                             FUNDS
      COVERED)             A SHARES          K SHARES          AVERAGE         RUSSELL 2000        AVERAGE
2/29/88                            9550             10000             10000             10000             10000
2/28/89                           10321             10605             11474             11556             11022
2/28/90                           12229             12804             12671             12012             12534
2/28/91                           16756             17543             14269             12458             13717
2/29/92                           23643             24754             19531             16698             17445
2/28/93                           21571             22585             20458             17947             18308
2/28/94                           23846             24966             24920             21712             21649
2/28/95                           22989             24069             24663             21334             21445
2/29/96                           32387             33908             32874             27444             28110
2/28/97                           35344             36906             37351             30904             31614
2/28/98                           43602             45284             48538             40160             39966


HOW PERFORMANCE COMPARES
We have changed the Fund's benchmark
index from the Lipper Capital
Appreciation Funds Average to the
Lipper Small Cap Funds Average which
more closely resembles the
composition of the Fund and, we
believe, is a more appropriate
benchmark for the Fund's holdings. In
order to complete the transition to
the new benchmark we are providing a
hypothetical comparison of the Fund's
performance since inception through February 28, 1998 with both its former benchmark and its new benchmark, Lipper Small Cap Funds Average.

As the chart indicates, the Pacific Horizon Aggressive Growth Fund has consistently outperformed the market, as measured by the Russell 2000, a widely used unmanaged index which measures the performance of small capitalization stocks. An initial $10,000 investment made for the ten year period commencing on February 28, 1988 would now be worth $43,602 for A Shares. The same investment made in the Russell 2000, representing a broader market, would now be worth $40,160. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $45,284.*

                                             ------------------------------------------------
                                                          AGGRESSIVE GROWTH FUND
                                                          AVERAGE ANNUAL RETURN
                                             ------------------------------------------------
                                                                      A SHARES      K SHARES*

                                                                   Without   With
                                                                    Sales   Sales
                                                                   Charge   Charge
                                             ------------------------------------------------

                                               1 year:              23.30%  17.75%     22.70%

                                             ................................................

                                               5 years:             15.11%  14.06%     14.93%

                                             ................................................

                                               10 years:            16.40%  15.86%     16.30%
                                             ------------------------------------------------

The Fund fared well relative to other capital appreciation funds. The average of capital appreciation funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Aggressive Growth Fund. The Lipper Small Cap Funds Average on the same $10,000 investment over the same period would have been $48,538.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Aggressive Growth Fund distributed a total Capital Gain Dividend of $1.266149 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.620556.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE:

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

* The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither Lipper Small Cap Funds Average, nor the Russell 2000 may be invested in directly. The hypothetical investment in the Russell 2000 Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND
(AS OF FEBRUARY 28, 1998)

PORTFOLIO COMPOSITION*
The Pacific Horizon Aggressive Growth
Fund invests in those sectors of the
small-capitalization universe that the
adviser believes will generate superior
long-term growth. The adviser currently
expects the technology, health-care and
consumer sectors to provide the
greatest potential for capital
appreciation during this decade and
beyond.

[GRAPH]

Technology                        27.8
Consumer Cylicals                 13.8
Health Care                        9.6
Basics                             1.3
Capital Goods                     19.9
Cash                               4.1
Utilities/Wireless                 7.1
Finance                            9.0
Consumer Staples                   2.7
Transportation                     1.4
Energy                             3.3

                                                TOP TEN HOLDINGS*
                                                -----------------------------------------
                                                                               PERCENT OF
                                                           COMPANY             NET ASSETS
                                                -----------------------------------------
                                                 PMT Services, Inc.               2.44%
                                                ................................................
                                                 SEI Corp.                        2.31%
                                                ................................................
                                                 Imperial Credit Industries,
                                                 Inc.                             2.19%
                                                ................................................
                                                 Smartalk Teleservices Inc.       2.10%
                                                ................................................
                                                 Nice Systems Ltd. ADR            1.90%
                                                ................................................
                                                 WMS Industries, Inc.             1.89%
                                                ................................................
                                                 Wet Seal, Inc.                   1.83%
                                                ................................................
                                                 GST Telecommunications Inc.      1.83%
                                                ................................................
                                                 ALGOS Pharmaceuticals Corp.      1.81%
                                                ................................................
                                                 Select Appointments Holdings
                                                 Public Limited Co.               1.79%
                                                -----------------------------------------
                                                TOTAL                            20.09%
                                                -----------------------------------------

                                                 * The composition of the Fund's
                                                   holdings is subject to
                                                   change.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT
       PERIOD                                                   LIPPER
       (FISCAL                                                  GROWTH
        YEAR                                                    FUNDS
      COVERED)             A SHARES          K SHARES          AVERAGE           S&P 500
1/13/94                           10000           9551.50             10000             10000
2/28/94                         9980.00           9530.90           9844.07           9729.00
8/31/94                        10336.54           9871.39           9814.06          10046.00
2/28/95                        10738.15          10254.93           9941.24          10444.00
8/31/95                        12491.22          11929.12          11855.52          12197.00
2/29/96                        14323.35          13678.80          13066.27          14064.27
8/31/96                        14736.58          14073.42          13396.59          14481.00
2/28/97                        18167.77          17373.06          15454.30          17741.00
2/28/98                        24176.00          23950.00          20150.00          23268.00


HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Blue Chip Fund to
the S&P 500, which is an unmanaged
index typically used as a performance
benchmark for equity investments. As
illustrated, the Fund has fared well
compared to other growth funds. The
average of growth funds as tracked by
Lipper Analytical Services, Inc.
measures the performance of other
funds with investment objectives and
policies similar to those
of the Pacific Horizon Blue Chip Fund.

                                             -----------------------------------------------
                                                             BLUE CHIP FUND
                                                          AVERAGE ANNUAL RETURN
                                             -----------------------------------------------
                                                                                       K
                                                                      A SHARES      SHARES*

                                                                   Without   With
                                                                    Sales   Sales
                                                                   Charge   Charge
                                             -----------------------------------------------

                                               1 year:              33.96%  27.92%    33.08%

                                             ...............................................

                                               3 years:             31.41%  29.42%    31.07%

                                             ...............................................

                                               Since inception:
                                               1/13/94              24.06%  22.68%    23.82%
                                             -----------------------------------------------

An initial $10,000 investment in the Fund made on January 13, 1994, would now be worth $23,268 for A Shares. The same investment made in the Lipper Growth Funds Average, would now be worth only $20,150. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $24,176.*

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Blue Chip Fund distributed a total Capital Gain Dividend of $3.238529 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $1.907599 and a 20 percent rate distribution of $0.560264.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost.

Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

* The inception date of the K Shares (the date K shares were initially funded) was July 22, 1996. The K shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc., is an independent mutual fund-monitoring organization. Neither Lipper Growth Funds Average or the S&P 500 can be invested in directly. The hypothetical investment in the S&P 500 does not reflect any sales or management fees that would be incurred in an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1998)
FUND QUALITY
A Strategy for Long-Term Capital
Appreciation
The Fund maintains a "quality"
investment orientation by placing an
emphasis on the securities of
well-known established companies.
This "blue chip" approach may be
appropriate for investors seeking
long-term growth of capital. At
least 80% of the Fund's assets are
normally invested in blue chip
stocks. To meet the criteria set by
the Fund's investment objectives,
these stocks must be components of
the Dow Jones Industrial Average or
the Standard & Poor's 500 Index.

                                          TOP TEN HOLDINGS*
                                          ----------------------------------------------
                                                                             PERCENT OF
                                                       COMPANY               NET ASSETS
                                          ----------------------------------------------
                                            Microsoft Corp.                     3.28%
                                          ......................................................
                                            General Electric Co.                2.80%
                                          ......................................................
                                            Exxon Corporation                   2.40%
                                          ......................................................
                                            Dell Computer                       2.33%
                                          ......................................................
                                            Merck & Co., Inc.                   2.07%
                                          ......................................................
                                            Schering Plough Corp.               1.93%
                                          ......................................................
                                            Home Depot, Inc.                    1.89%
                                          ......................................................
                                            AT & T                              1.78%
                                          ......................................................
                                            Morgan Stanley Dean Witter
                                            Discovery                           1.71%
                                          ......................................................
                                            Disney Walt Co.                     1.69%
                                          ----------------------------------------------
                                          TOTAL                                21.88%
                                          ----------------------------------------------

--------------------------------------------------------------------------------

                                                    The Fund adviser's research
                                                    orientation seeks to
                                                    identify individual stocks,
                                                    within the sector
                                                    allocations mirroring those
                                                    of the S&P 500, with the
                                                    greatest potential for
                                                    long-term growth. The Fund's
                                                    primary emphasis is on
                                                    stocks that, in the opinion
                                                    of the Fund's adviser, have
                                                    the greatest potential of
                                                    superior performance with
                                                    the least amount of risk.

PORTFOLIO COMPOSITION*
[GRAPH]

Utilities                          10.1
Finance                            17.5
Consumer Surplus                   10.5
Health Care                        11.6
Technology                         14.2
Capital Goods                       9.3
Energy                              7.8
Basic Industry                      4.6
Transportation                      1.2
Consumer Cyclicals                 13.2

* The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- 96.3%
AIRLINES -- 1.4%
 Mesaba Holdings, Inc.**..................................  105,800    $  3,068,200
                                                                       ------------
BIOTECHNOLOGY -- 3.0%
 Corixa Corp.**...........................................  268,650       2,249,944
 Human Genome Sciences, Inc.**............................   44,300       1,882,750
 Protein Design Labs, Inc.**..............................   60,550       2,603,650
                                                                       ------------
                                                                          6,736,344
                                                                       ------------
BROADCASTING -- 3.3%
 Cablevision Systems Corp.**..............................   40,050       3,914,887
 United International Holdings, Inc.**....................  228,250       3,323,891
                                                                       ------------
                                                                          7,238,778
                                                                       ------------
BUILDING AND HOME FURNISHINGS -- 1.5%
 Advanced Lighting Technologies, Inc.**...................  120,750       3,245,156
                                                                       ------------
BUSINESS SERVICES -- 6.3%
 Accustaff, Inc.**........................................   67,400       1,904,050
 Professional Staff PLC ADR**.............................  155,850       2,688,412
 Select Appointments Holdings Public Limited Company
  ADR.....................................................  187,850       3,944,850
 SOS Staffing Services, Inc.**............................  173,050       3,547,525
 Tier Technologies, Inc.**................................  137,750       1,876,844
                                                                       ------------
                                                                         13,961,681
                                                                       ------------
CHEMICALS -- 1.9%
 Nanophase Technologies Corporation**.....................  183,750       1,148,438
 TETRA Technologies, Inc.**...............................  124,200       2,996,325
                                                                       ------------
                                                                          4,144,763
                                                                       ------------
CHILD CARE -- 0.4%
 Childrens Comprehensive Services, Inc.**.................   53,750       1,001,094
                                                                       ------------
CLOTHING & APPAREL -- 1.8%
 Novel Denim Holdings Limited**...........................   59,450       1,478,819
 Quicksilver, Inc.**......................................   82,750       2,441,125
                                                                       ------------
                                                                          3,919,944
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- (CONTINUED)
COMMERCIAL SERVICES -- 3.7%
 NCO Group, Inc.**........................................  110,350    $  2,786,337
 PMT Services, Inc.**.....................................  304,250       5,400,437
                                                                       ------------
                                                                          8,186,774
                                                                       ------------
COMPUTER SERVICES & SOFTWARE -- 8.7%
 3D Labs, Inc., Ltd.**....................................  127,200       3,466,200
 Cimatron Ltd.**..........................................  297,350       1,412,412
 Documentum, Inc. **......................................   81,800       3,793,475
 HNC Software, Inc.**.....................................   44,850       1,597,781
 Rogue Wave Software, Inc.**..............................  228,700       2,973,100
 Symantec Corp.**.........................................  119,500       3,009,906
 Visio Corp. **...........................................   84,050       3,025,800
                                                                       ------------
                                                                         19,278,674
                                                                       ------------
COMPUTERS -- 4.2%
 Acxiom**.................................................  133,900       2,811,900
 Box Hill Systems Corp.**.................................  179,850       2,045,794
 Concord Communications, Inc.**...........................   44,750       1,286,562
 Cybex Computer Products Corp.**..........................  125,900       3,273,400
                                                                       ------------
                                                                          9,417,656
                                                                       ------------
CONSUMER PRODUCTS & SERVICES -- 2.2%
 Equity Corp. International**.............................  169,900       3,567,900
 Meade Instruments Corp.**................................  134,250       1,275,375
                                                                       ------------
                                                                          4,843,275
                                                                       ------------
PERSONAL SERVICES -- 1.0%
 Enamelon, Inc.**.........................................  159,200       2,208,900
                                                                       ------------
DIVERSIFIED OPERATIONS -- 1.4%
 Volt Information Sciences, Inc.**........................   59,550       3,130,097
                                                                       ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.4%
 Actel Corp.**............................................  112,450       1,757,031
 Anaren Microwave Inc.**..................................  110,750       2,353,437
 EMCORE Corp.**...........................................  144,000       1,908,000
 Photronics Labs Inc.**...................................   91,400       2,684,875
 REMEC, Inc.**............................................   69,150       1,897,303
 Ultrak, Inc.**...........................................  135,200       1,275,950
                                                                       ------------
                                                                         11,876,596
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- (CONTINUED)
ENTERTAINMENT & LEISURE -- 5.3%
 Family Golf Centers, Inc.**..............................  108,000    $  3,631,500
 Gametech International Inc.**............................  138,400         986,100
 Play By Play Toy & Novelties, Inc.**.....................  145,600       2,930,200
 WMS Industries, Inc.**...................................  156,950       4,178,794
                                                                       ------------
                                                                         11,726,594
                                                                       ------------
ENVIRONMENTAL SERVICES -- 2.1%
 Culligan Water Technologies, Inc.**......................   53,900       3,105,987
 Flanders Corp.**.........................................  247,600       1,671,300
                                                                       ------------
                                                                          4,777,287
                                                                       ------------
FINANCIAL SERVICES -- 6.6%
 Franchise Mortgage Acceptance Company**..................  149,300       2,687,400
 Imperial Credit Industries, Inc.**.......................  229,300       4,843,962
 SEI Investments Co.......................................   86,350       5,094,650
 Willis Lease Finance Corp.**.............................   96,400       1,976,200
                                                                       ------------
                                                                         14,602,212
                                                                       ------------
HEALTHCARE SERVICES -- 1.8%
 Envoy Corp.**............................................   75,500       3,067,187
 ProMedCo Management Co.**................................   67,400         850,925
                                                                       ------------
                                                                          3,918,112
                                                                       ------------
INSTRUMENTS-CONTROLS -- 0.6%
 Metrika Systems Corp. **.................................   87,300       1,320,413
                                                                       ------------
MACHINERY & EQUIPMENT -- 1.7%
 ITEQ, Inc.**.............................................  312,548       3,711,508
                                                                       ------------
MANUFACTURING -- 0.8%
 Coastcast Corp.**........................................   89,850       1,864,388
                                                                       ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
 SeaMED Corp.**...........................................  187,000       3,506,250
 Sofamor/Danek Group Inc.**...............................   35,500       2,671,375
                                                                       ------------
                                                                          6,177,625
                                                                       ------------
METALS & MINING -- 0.8%
 Titanium Metals Corp.**..................................   59,150       1,781,894
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- (CONTINUED)
OIL & GAS -- 3.9%
 Costilla Energy, Inc.**..................................  189,500    $  1,942,375
 Eagle Geophysical, Inc.**................................   59,200         806,600
 Eastern Enterprises......................................   28,150       1,247,397
 Meridian Resource Corp.**................................  193,320       1,606,973
 Mitcham Industries, Inc.**...............................   80,000       1,420,000
 Ocean Energy, Inc.**.....................................   36,100       1,687,675
                                                                       ------------
                                                                          8,711,020
                                                                       ------------
PHARMACEUTICALS -- 1.8%
 Algos Pharmaceuticals Corp.**............................  119,200       3,993,200
                                                                       ------------
RESTAURANTS -- 1.7%
 Landry's Seafood Restaurants, Inc.**.....................  141,250       3,743,125
                                                                       ------------
RETAIL & MERCHANDISING -- 1.2%
 Kenneth Cole Productions, Inc.**.........................  153,400       2,761,200
                                                                       ------------
RETAIL & MERCHANDISING -- 3.4%
 Petco Animal Supplies, Inc.**............................  178,150       2,549,772
 Stage Stores, Inc.**.....................................   21,650         909,300
 The Wet Seal, Inc.**.....................................  131,850       4,046,147
                                                                       ------------
                                                                          7,505,219
                                                                       ------------
TELECOMMUNICATIONS -- 14.7%
 Boston Communications Group, Inc.**......................  201,100       1,784,763
 GST Telecommunications, Inc.**...........................  279,350       4,033,116
 Intermedia Communications, Inc.**........................   43,350       3,310,856
 Iridium World Communications, Ltd.**.....................   50,550       2,448,516
 Level One Communications, Inc.**.........................   44,650       2,006,459
 Lightbridge, Inc.**......................................  174,600       2,444,400
 NICE-Systems Ltd. ADR **.................................   95,500       4,207,969
 NTL, Inc.**..............................................   86,150       2,864,488
 Omnipoint Corp.**........................................  132,600       3,712,800
 Ortel Corp **............................................   91,850       1,159,606
 Smartalk Teleservices, Inc. **...........................  138,150       4,645,294
                                                                       ------------
                                                                         32,618,267
                                                                       ------------
TRANSPORTATION-COMMERCIAL SERVICES -- 0.9%
 Budget Group, Inc.**.....................................   60,850       1,897,759
                                                                       ------------
TOTAL COMMON STOCKS (COST $169,039,655)...................              213,367,755
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                    EXPIRATION                   VALUE
                                                       DATE        SHARES       (NOTE 2)
                                                    ----------    ---------   ------------
WARRANTS -- 0.0%
 Sound Advice (b)** (Cost $0).....................   06/14/99           15    $          0
                                                                              ------------
TOTAL INVESTMENTS -- 96.3%
 COST ($169,039,655)(A)...........................                             213,367,755
Other Assets in Excess of Liabilities -- 3.7%.....                               8,290,801
                                                                              ------------
NET ASSETS -- 100.0%..............................                            $221,658,556
                                                                              ============

---------------

Percentages indicated are based on net assets of $221,658,556.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $52,047,874
Unrealized depreciation.....................................   (7,719,774)
                                                              -----------
Net unrealized appreciation.................................  $44,328,100
                                                              ===========

(b) Fair valued as determined by the Board of Directors.

ADR -- American Depositary Receipt.
** Non-income producing security.

---------------
See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $169,039,655)....    $213,367,755
 Cash.......................................................       9,112,232
 Dividends Receivable.......................................          37,044
 Receivable for capital shares sold.........................         139,173
                                                                ------------
Total Assets................................................     222,656,204
                                                                ------------
LIABILITIES:
 Payable for capital shares redeemed........................         514,130
 Investment advisory fees payable...........................          98,614
 Administration fees payable................................         105,588
 Shareholder service fees payable (A Shares)................          40,486
 Shareholder service fees payable (K Shares)................             603
 Distribution fees payable (K Shares).......................           1,068
 Transfer agent fees payable................................         136,893
 Legal fees payable.........................................           2,450
 Other accrued expenses.....................................          97,816
                                                                ------------
Total Liabilities...........................................         997,648
                                                                ------------
NET ASSETS..................................................    $221,658,556
                                                                ============
Net Assets:
 A Shares...................................................    $218,607,479
 K Shares...................................................       3,051,077
                                                                ------------
Total.......................................................    $221,658,556
                                                                ============
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................       9,654,371
 K Shares...................................................         135,960
                                                                ------------
Total.......................................................       9,790,331
                                                                ============
NET ASSET VALUE:
 A Shares -- redemption price per share.....................    $      22.64
                                                                ------------
 Maximum Sales Charge (A Shares)............................            4.50%
 Maximum Offering Price (A Shares)..........................
   (Net Asset Value of A Shares/(100% -- Maximum Sales
     Charge))...............................................    $      23.71
                                                                ------------
 K Shares -- offering and redemption price per share........    $      22.44
                                                                ------------
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................    $      9,790
 Additional paid-in capital.................................     176,030,738
 Accumulated undistributed net investment income (loss).....          (2,877)
 Accumulated net realized gains on investment
   transactions.............................................       1,292,805
 Net unrealized appreciation on investments.................      44,328,100
                                                                ------------
NET ASSETS, FEBRUARY 28, 1998...............................    $221,658,556
                                                                ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend..................................................    $   145,791
  Interest..................................................        428,108
                                                                -----------
Total Income................................................        573,899
                                                                -----------
EXPENSES:
  Advisory fees.............................................      1,239,141
  Administration fees.......................................        619,570
  Shareholder service fees (A Shares).......................        513,046
  Shareholder service fees (K Shares).......................          3,261
  Distribution fees (K Shares)..............................          9,783
  Custodian and fund accounting fees........................        194,383
  Transfer agent fees.......................................        422,391
  Legal fees................................................          9,062
  Other expenses............................................        156,482
                                                                -----------
    Total Expenses..........................................      3,167,119
Less: Fee waivers...........................................         (3,261)
Expenses paid by third parties..............................       (147,937)
                                                                -----------
Total Net Expenses..........................................      3,015,921
                                                                -----------
NET INVESTMENT LOSS.........................................     (2,442,022)
                                                                -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investment transactions..............      8,159,465
  Net change in unrealized appreciation on investments......     39,076,574
                                                                -----------
Net realized/unrealized gains on investments................     47,236,039
                                                                -----------
Increase in Net Assets Resulting from Operations............    $44,794,017
                                                                ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                       ----------------------------
                                                       FEBRUARY 28,    FEBRUARY 28,
                                                           1998            1997
                                                       ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment (losses)............................  $ (2,442,022)   $ (2,598,857)
  Net realized gains on investment transactions......     8,159,465      53,488,080
  Net change in unrealized appreciation/depreciation
    on investments...................................    39,076,574     (30,785,939)
                                                       ------------    ------------
  Change in net assets resulting from operations.....    44,794,017      20,103,284
                                                       ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains from investment transactions
    A Shares.........................................   (12,977,267)    (48,764,827)
    K Shares.........................................       (71,786)        (22,851)(a)
                                                       ------------    ------------
Change in net assets from distributions to
  shareholders.......................................   (13,049,053)    (48,787,678)
                                                       ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued........................   151,652,363     554,405,607
  Dividends reinvested...............................    12,251,824      46,851,878
  Cost of shares redeemed............................  (176,237,358)   (550,673,264)
                                                       ------------    ------------
Change in net assets from capital share
  transactions.......................................   (12,333,171)     50,584,221
                                                       ------------    ------------
Change in net assets.................................    19,411,793      21,899,827
NET ASSETS:
  Beginning of Year..................................   202,246,763     180,346,936
                                                       ------------    ------------
  End of Year (including undistributed net investment
    losses of $2,877, and $1,417, respectively.).....  $221,658,556    $202,246,763
                                                       ============    ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
For the year ended February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investment in Master Investment Trust, Series I -- Blue
   Chip Portfolio, at value.................................  $665,788,485
 Prepaid expenses...........................................         3,099
                                                              ------------
Total Assets................................................   665,791,584
                                                              ------------
LIABILITIES:
 Dividend payable...........................................         3,102
 Administration fees........................................        74,035
 Transfer agent fees payable................................        94,923
 Shareholder service fees payable (A Shares)................        52,553
 Shareholder service fees payable (K Shares)................         1,212
 Shareholder service fees payable (SRF Shares)..............        68,145
 Audit fees payable.........................................         4,700
 Fund accounting fees and expense payable...................         4,849
 Legal fees payable.........................................         4,640
 Other accrued expenses.....................................        68,245
                                                              ------------
Total Liabilities...........................................       376,404
                                                              ------------
NET ASSETS..................................................  $665,415,180
                                                              ============
Net Assets:
 A Shares...................................................  $288,256,185
 K Shares...................................................     6,850,942
 SRF Shares.................................................   370,308,053
                                                              ------------
Total.......................................................  $665,415,180
                                                              ============
Shares Outstanding ($0.001 par value, 300 million shares
 authorized):
 A Shares...................................................     9,640,840
 K Shares...................................................       229,946
 SRF Shares.................................................    13,960,375
                                                              ------------
Total.......................................................    23,831,161
                                                              ============
NET ASSET VALUE:
 A Shares -- Net asset value and redemption price per
   share....................................................  $      29.90
                                                              ------------
 Maximum Sales Charge (A Shares)............................          4.50%
 Maximum Offering Price (A Shares)
   (Net Asset Value of A Shares/(100% -- Maximum Sales
     Charge))...............................................  $      31.31
                                                              ------------
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................  $      29.79
                                                              ------------
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................  $      26.53
                                                              ------------
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     23,831
 Additional paid-in capital.................................   483,600,873
 Undistributed investment income............................       636,250
 Accumulated net realized gains on investment
   transactions.............................................    12,272,687
 Net unrealized appreciation on investments.................   168,881,539
                                                              ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $665,415,180
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Operations
February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Investment Income from Master Investment Trust,
    Series I -- Blue Chip Portfolio:
      Dividend income.......................................  $  7,368,293
      Interest income.......................................       624,972
                                                              ------------
                                                                 7,993,265
                                                              ------------
  Expenses..................................................     2,882,413
  Less: Fee waivers and expense reimbursements..............       (33,438)
                                                              ------------
                                                                 2,848,975
                                                              ------------
Net Investment Income from Master Investment Trust, Series
  I -- Blue Chip Portfolio..................................     5,144,290
                                                              ------------
EXPENSES:
  Shareholder service fees (A Shares).......................       539,237
  Shareholder service fees (K Shares).......................         8,457
  Shareholder service fees (SRF Shares).....................       576,234
  Distribution fees (K Shares)..............................        16,862(a)
  Administration fees.......................................       673,969
  Transfer agent fees.......................................       332,532
  Reports to shareholders...................................       159,406
  Fund accounting fees and expenses.........................        50,279
  Legal fees................................................        14,066
  Other expenses............................................        63,637
                                                              ------------
      Total Expenses........................................     2,434,679
Less: Fee waivers and expense reimbursements................      (509,502)
                                                              ------------
  Total Net Expenses........................................     1,925,177
                                                              ------------
NET INVESTMENT INCOME.......................................     3,219,113
                                                              ------------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS FROM MASTER
  INVESTMENT TRUST, SERIES I -- BLUE CHIP PORTFOLIO:
      Net realized gains on investment transactions.........    45,222,647
      Net change in unrealized appreciation on
        investments.........................................    72,902,865
                                                              ------------
Net realized/unrealized gains on investments from Master
  Investment Trust, Series I -- Blue Chip Portfolio.........   118,125,572
                                                              ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $121,344,625
                                                              ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        FEBRUARY 28,   FEBRUARY 28,
                                                            1998           1997
                                                        ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $  3,219,113   $  1,022,481
  Net realized gains on investment transactions.......    45,222,647     14,059,189
  Net change in unrealized appreciation on
    investments.......................................    72,902,865     12,101,556
                                                        ------------   ------------
  Change in net assets resulting from operations......   121,344,625     27,183,226
                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares..........................................    (1,127,669)      (980,276)
    K Shares..........................................        (3,838)          (998)(a)
    SRF Shares........................................    (1,629,501)            -- (b)
  Net realized gains from investment transactions:
    A Shares..........................................   (24,949,427)    (2,731,645)
    K Shares..........................................      (388,442)        (8,357)(a)
    SRF Shares........................................   (19,671,559)            -- (b)
                                                        ------------   ------------
Change in net assets from shareholder distributions...   (47,770,436)    (3,721,276)
                                                        ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................   475,502,874     87,766,406
  Dividends reinvested................................    44,254,196      3,417,983
  Cost of shares redeemed.............................   (82,117,652)   (27,378,220)
                                                        ------------   ------------
Change in net assets from capital share
  transactions........................................   437,639,418     63,806,169
                                                        ------------   ------------
Change in net assets..................................   511,213,607     87,268,119
NET ASSETS:
  Beginning of Year...................................   154,201,573     66,933,454
                                                        ------------   ------------
  End of Year (including undistributed net investment
    income of $636,250, and $178,145,
    respectively.)....................................  $665,415,180   $154,201,573
                                                        ============   ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Period from June 23, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Aggressive Growth Fund (the "Aggressive Growth Fund") and the Pacific Horizon Blue Chip Fund (the "Blue Chip Fund"), collectively the "Funds", individually the "Fund".

    On June 23, 1997 the Seafirst Blue Chip Fund was reorganized with the Blue Chip Fund in a tax-free reorganization. Pursuant to the terms of the reorganization, the Seafirst Blue Chip Fund transferred all of its assets and liabilities, including $77,389,390 unrealized appreciation, to the Blue Chip Fund in exchange for SRF Shares of the Blue Chip Fund. In connection with the reorganization, the Seafirst Blue Chip Fund's shareholders received 13,220,970 SRF shares of the Blue Chip Fund (valued at $317,544,783). The aggregate net assets of the Blue Chip Fund and the Seafirst Blue Chip Fund immediately before the reorganization were $198,168,133 and $317,544,783, respectively. Immediately following the reorganization the net assets of the Blue Chip Fund were $515,712,916. As a result of this reorganization the Blue Chip Fund began issuing three classes of shares, A shares, K shares (effective July 22, 1996) and SRF shares.

    The Aggressive Growth Fund offers A Shares and effective July 22, 1996, began offering K Shares. A Shares and SRF Shares have a Shareholder Services Plan, while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Aggressive Growth Fund seeks to maximize capital appreciation through investments in common stocks and convertible securities. The Blue Chip Fund seeks to achieve its investment objective by investing substantially all of its assets in the Blue Chip Portfolio (the "Portfolio") of the Master Investment Trust, Series I (the "Trust"), an open-end management company that has the same investment objective as that of the Blue Chip Fund. The value of the Blue Chip Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (92.64% at February 28, 1998). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's financial statements.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Aggressive Growth Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 The BISYS Group, Inc., ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Funds' administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), and indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by PFPC for these services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc., (the "Former Distributor") a wholly-owned subsidiary of BISYS served the Funds as distributor. Additionally, on October 24, 1997, PFPC serves as the Funds' transfer agent and dividend disbursing agent. BISYS Fund Services, Inc., ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Aggressive Growth Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Aggressive Growth Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    The valuation of securities of the Blue Chip Fund's investment in the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Aggressive Growth Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

    The Blue Chip Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Blue Chip Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight-line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income, if any, is declared and paid as a dividend to shareholders of record at the close of business on record date at least annually for the Aggressive Growth Fund and quarterly for the Blue Chip Fund. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                        ACCUMULATED UNDISTRIBUTED    ACCUMULATED NET REALIZED
                          NET INVESTMENT INCOME     GAIN/(LOSS) ON INVESTMENTS
                        -------------------------   --------------------------
Aggressive Growth
  Fund................         $2,440,562                  $ (2,440,562)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    Capital losses incurred after October 31 for the Aggressive Growth Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer capital losses of $2,749,100 after October 31, 1997.

OTHER:

    The Aggressive Growth Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $147,937. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

    Effective October 1, 1996 the earnings credit account for the Aggressive Growth Fund converted to an interest bearing account. Earnings credit balances are available until February 28, 1999.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Aggressive Growth Fund has an Investment Advisory Agreement and an Administration Agreement with Bank of America. During the period March 1, 1997 through September 15, 1997 the Funds had an Administration Agreement with BISYS and a Distribution Agreement with the PDI and the Former Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Aggressive Growth Fund, which is accrued daily and payable monthly, at an annual rate of 0.60% of the Fund's average daily net assets. Pursuant to the terms of the Administration Agreement, Bank of America and BISYS are entitled to a fee which is accrued daily and payable monthly, at an annual rate of 0.30% and 0.15% of the average daily net assets of the Aggressive Growth Fund and Blue Chip Fund, respectively. For the period ended September 15, 1997, BISYS agreed to waive $73,397 of its fee as Administrator for the Blue Chip Fund.

    For the year ended February 28, 1998, PDI and the Former Distributor advised the Funds that they retained $25,976 and $91,344 from commissions earned on sales of the Aggressive Growth Fund's and Blue Chip Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $152,093 and $709,034 from commissions earned on sales of shares of the Aggressive Growth Fund and Blue Chip Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays PDI and the Former Distributor for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1998, the Aggressive Growth Fund and Blue Chip Fund incurred charges of $513,046 and $539,237, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI and the Former Distributor retained $244,047 and $32,170 from the Aggressive Growth Fund and Blue Chip Fund, respectively, and affiliates of Bank of America retained $209,931 and $476,702, respectively. The Plan provides that if, in any month, the fees paid to PDI and the Former Distributor are less than the costs incurred by PDI and the Former Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds paid PDI and the Former Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. For the year ended February 28, 1998, PDI and the Former Distributor incurred charges of $9,783 and $16,862 for the Aggressive Growth and Blue Chip Funds, respectively. For the same period, $3,261 of distribution fees were waived by PDI and the Former Distributor for the Aggressive Growth Fund. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    The Blue Chip Fund has a Shareholder Services Plan under which the Fund pays the Distributor for shareholder servicing expenses incurred in connection with the SRF shares. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for SRF Shares. For the year ended February 28, 1998, The Blue Chip Fund incurred charges of $576,234, pursuant to the Plan, the Fund was advised that of this amount the affiliates of Bank of America retained $140,129. For the same period $436,105 of shareholder servicing were waived by The Blue Chip Fund.

    From the period October 24, 1997 through February 28, 1998, PFPC earned $141,188 and $161,721 from the Aggressive Growth Fund and Blue Chip Fund, respectively, for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities, BISYS Ohio earned $281,203 and $170,811 from the Aggressive Growth Fund and Blue Chip Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Aggressive Growth Fund and Blue Chip Fund incurred legal charges totaling $9,062 and $14,066, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however, a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $6,363 and $753 for the Aggressive Growth Fund and Blue Chip Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1998, the cost of purchases and the proceeds from sales of the Aggressive Growth Fund's portfolio securities (excluding short-term investments) amounted to $159,645,714 and $191,985,376, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of common stock of the Funds are summarized below:

                                                 AGGRESSIVE GROWTH FUND
                                      ---------------------------------------------
                                           YEAR ENDED               YEAR ENDED
                                        FEBRUARY 28, 1998       FEBRUARY 28, 1997
                                      ---------------------    --------------------
                                      SHARES       AMOUNT      SHARES      AMOUNT
                                      -------    ----------    -------    ---------
A SHARES (000'S)
  Issued............................    7,237    $  148,823    22,844     $ 554,053
  Reinvested........................      610        12,180     2,367        46,829
  Redeemed..........................   (8,496)     (175,796)  (22,585)     (550,667)
                                      -------    ----------    -------    ---------
Net increase (decrease).............     (649)   $  (14,793)    2,626     $  50,215
                                      =======    ==========    =======    =========
K SHARES
  Issued............................  136,140    $2,829,063    16,509     $ 352,493
  Reinvested........................    3,605        71,789     1,198        22,851
  Redeemed..........................  (21,194)     (441,284)     (298)       (6,029)
                                      -------    ----------    -------    ---------
Net increase........................  118,551    $2,459,568    17,409(a)  $ 369,315(a)
                                      =======    ==========    =======    =========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

                                                    BLUE CHIP FUND
                                     ---------------------------------------------
                                          YEAR ENDED              YEAR ENDED
                                       FEBRUARY 28, 1998       FEBRUARY 28, 1997
                                     ---------------------   ---------------------
                                     SHARES       AMOUNT     SHARES      AMOUNT
                                     -------    ----------   ------    -----------
A SHARES (000'S)
  Issued...........................    4,831    $  131,727    3,838     $   86,308
  Reinvested.......................      835        22,562      152          3,409
  Redeemed.........................   (2,082)      (56,813)  (1,193)       (27,364)
                                     -------    ----------   ------     ----------
Net increase.......................    3,584    $   97,476    2,797     $   62,353
                                     =======    ==========   ======     ==========
K SHARES
  Issued...........................  186,266    $5,146,299   57,851     $1,458,223
  Reinvested.......................   14,517       392,327      405          9,313
  Redeemed.........................  (28,532)     (785,092)    (561)       (13,822)
                                     -------    ----------   ------     ----------
Net increase.......................  172,251    $4,753,534   57,695(a)  $1,453,714(a)
                                     =======    ==========   ======     ==========
SRF SHARES (000'S)(B)
  Issued...........................   14,066    $  338,628       --     $       --
  Reinvested.......................      875        21,300       --             --
  Redeemed.........................     (981)      (24,519)      --             --
                                     -------    ----------   ------     ----------
Net increase.......................   13,960    $  335,409       --     $       --
                                     =======    ==========   ======     ==========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from June 23, 1997 (inception date) to February 28, 1998.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           YEAR ENDED
                                        --------------------------------------------------------------------------------
                                        FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                            1998           1997(A)            1996             1995             1994
                                        ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING
 OF YEAR..............................    $  19.60         $  23.49         $  20.61         $  25.70         $  24.68
                                          --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income (loss).........       (0.25)           (0.25)           (0.27)           (0.22)           (0.37)
 Net realized and unrealized gains
   (losses) on investment
   transactions.......................        4.62             2.26             8.35            (0.95)            3.02
                                          --------         --------         --------         --------         --------
Total income (loss) from investment
 operations...........................        4.37             2.01             8.08            (1.17)            2.65
                                          --------         --------         --------         --------         --------
Less dividends and distributions:
 Dividends to shareholders from net
   realized gains on investment
   transactions.......................       (1.33)           (5.90)           (5.20)           (3.92)           (1.63)
                                          --------         --------         --------         --------         --------
Net change in net asset value per
 share................................        3.04            (3.89)            2.88            (5.09)            1.02
                                          --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.................................    $  22.64         $  19.60         $  23.49         $  20.61         $  25.70
                                          ========         ========         ========         ========         ========
Total return (excludes sales
 charge)..............................       23.30%            9.13%           40.88%           (3.59%)          10.54%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).........................    $    219         $    202         $    180         $    132         $    158
 Ratio of expenses to average net
   assets.............................        1.46%            1.42%            1.51%            1.46%            1.52%
 Ratio of net investment income (loss)
   to average net assets..............       (1.18%)          (1.26%)           1.35%            1.04%            1.20%
 Ratio of expenses to average net
   assets*............................        1.52%**(b)       1.44%**          1.64%**            (b)              (b)
 Ratio of net investment income (loss)
   to average net assets*.............       (1.25%)**(b)         (b)             (b)              (b)              (b)
 Portfolio turnover rate..............          83%              99%              93%              92%              43%
 Average commission rate paid(c)......    $ 0.0566         $ 0.0312         $     --         $     --         $     --

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1998 and 1997 and
     February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(b)  There were no waivers or reimbursements during the period.
(c) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                  YEAR ENDED     PERIOD ENDED
                                                 FEBRUARY 28,    FEBRUARY 28,
                                                     1998          1997(a)
                                                 ------------    ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD.......................................    $ 19.53         $ 24.20
                                                   -------         -------
Income from Investment Operations:
  Net investment (loss)........................      (0.32)          (0.06)
  Net realized gains on investment
    transactions...............................       4.56            1.29
                                                   -------         -------
Total income from investment operations........       4.24            1.23
                                                   -------         -------
Less Dividends and Distributions:
  Dividends to shareholders from net realized
    gains on investment transactions...........      (1.33)          (5.90)
                                                   -------         -------
Net change in net asset value per share........       2.91           (4.67)
                                                   -------         -------
Net asset value per share, end of period.......    $ 22.44         $ 19.53
                                                   =======         =======
Total return...................................      22.70%           5.65% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)............    $ 3,051         $   340
  Ratio of expenses to average net assets......       1.93%           1.95% (d)
  Ratio of net investment (loss) to average net
    assets.....................................      (1.63%)         (1.78%)(d)
  Ratio of expenses to average net assets*.....       2.24%**         2.22% (d)**
  Ratio of net investment (loss) to average net
    assets*....................................      (1.88%)         (2.03%)(d)
  Portfolio turnover rate......................         83%             99%
  Average commission rate paid(b)..............    $0.0566         $0.0312

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1998, and 1997, the
     Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated.
     The ratio of net investment income was not affected.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.
(c)  Not annualized.
(d)  Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEAR ENDED
                                   --------------------------------------------------------------------------------
                                   FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                       1998           1997(a)            1996             1995           1994(b)
                                   ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...............    $  25.22         $  20.53         $  15.81         $  14.97         $  15.00
                                     --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income...........        0.16             0.23             0.26             0.31             0.02
 Net realized and unrealized
   gains (losses) on investment
   transactions..................        7.91             5.21             4.96             0.80            (0.05)
                                     --------         --------         --------         --------         --------
Total income (loss) from
 investment operations...........        8.07             5.44             5.22             1.11            (0.03)
                                     --------         --------         --------         --------         --------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........       (0.15)           (0.22)           (0.28)           (0.27)              --
 Dividends to shareholders from
   net realized gains on
   investment transactions.......       (3.24)           (0.53)           (0.22)              --               --
                                     --------         --------         --------         --------         --------
Total Dividends and
 Distributions...................       (3.39)           (0.75)           (0.50)           (0.27)              --
                                     --------         --------         --------         --------         --------
Net change in net asset value per
 share...........................        4.68             4.69             4.72             0.84            (0.03)
                                     --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR............................    $  29.90         $  25.22         $  20.53         $  15.81         $  14.97
                                     ========         ========         ========         ========         ========
Total return (excludes sales
 charge).........................       33.96%           27.01%           33.39%            7.60%           (0.20)%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)....................    $    288         $    153         $     67         $      6         $      1
 Ratio of expenses to average net
   assets........................        1.18%            1.28%            0.83%            0.00%            0.00%(dagger)
 Ratio of net investment income
   to average net assets.........        0.63%            0.99%            1.63%            2.46%            2.92%(dagger)
 Ratio of expenses to average net
   assets*.......................        1.22%            1.71%            2.28%            6.32%           55.00%(dagger)
 Ratio of net investment
   income/(loss) to average net
   assets*.......................        0.59%            0.56%            0.18%           (3.86%)         (52.08%)(dagger)

---------------

  *  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger)            Annualized.
(double dagger)     Not annualized.
(a)  As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(b)  Period from January 13, 1994 (inception date) to February
     28, 1994.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            PERIOD
                                                          YEAR ENDED        ENDED
                                                         FEBRUARY 28,    FEBRUARY 28,
                                                             1998          1997(a)
                                                         ------------    ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........     $25.20          $20.38
                                                            ------          ------
Income from Investment Operations:
  Net investment income................................       0.04            0.07
  Net realized gains on investment transactions........       7.83            5.35
                                                            ------          ------
Total income from investment operations................       7.87            5.42
                                                            ------          ------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment
    income.............................................      (0.04)          (0.07)
  Distributions to shareholders from net realized gains
    on investment transactions.........................      (3.24)          (0.53)
                                                            ------          ------
Total Dividends and Distributions......................      (3.28)          (0.60)
                                                            ------          ------
Net change in net asset value per share................       4.59            4.82
                                                            ------          ------
NET ASSET VALUE PER SHARE, END OF PERIOD...............     $29.79          $25.20
                                                            ======          ======
Total return...........................................      33.08%          26.96%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...............          $7             $1
  Ratio of expenses to average net assets..............       1.67%           1.92%(dagger)
  Ratio of net investment income to average net
    assets.............................................       0.12%           0.45%(dagger)
  Ratio of expenses to average net assets*.............       1.69%           2.12%(dagger)
  Ratio of net investment income to average net
    assets*............................................       0.10%           0.25%(dagger)

---------------

  *  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger)            Annualized.
(double dagger)     Not annualized.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                  PERIOD
                                                                 JUNE 23,
                                                              1997(a) THROUGH
                                                               FEBRUARY 28,
                                                                   1998
                                                              ---------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR................   $      24.02
                                                               ------------
Income from Investment Operations:
  Net investment income.....................................           0.14
  Net realized and unrealized gains (losses) on investment
    transactions............................................           3.99
                                                               ------------
Total income from investment operations.....................           4.13
                                                               ------------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......          (0.12)
  Distributions to shareholders from net realized gains.....          (1.50)
                                                               ------------
Total Dividends and Distributions...........................          (1.62)
                                                               ------------
NET CHANGE IN NET ASSET VALUE PER SHARE.....................           2.51
                                                               ------------
Net asset value per share, end of year......................   $      26.53
                                                               ============
Total Return................................................          19.30%(double dagger)
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)........................   $        370
  Ratio of expenses to average net assets...................           0.95%(dagger)
  Ratio of net investment income to average net assets......           0.81%(dagger)
  Ratio of expenses to average net assets*..................           1.15%(dagger)
  Ratio of net investment income to average net assets*.....           0.61%(dagger)

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Date of commencement of operations of SRF Shares of the Fund.

(dagger)         Annualized.

(double dagger)  Not annualized.

See Notes to Financial Statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Aggressive Growth Fund and Pacific Horizon Blue Chip Fund (two of the seventeen portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

                          PACIFIC HORIZON FUNDS, INC.

                                 ANNUAL REPORT
                               February 28, 1998

                               SRF SHARES OF THE

                             Asset Allocation Fund

                                 Blue Chip Fund

                             Intermediate Bond Fund

                          PACIFIC HORIZON FUNDS, INC.

                                   Prime Fund

                                NOT FDIC INSURED

                    Provident Distributor, Inc., Distributor

                         PACIFIC  HORIZON  FUNDS,  INC.

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

============================================================================
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------

         ...........................................

                                                                        Contents

                                      ECONOMIC REVIEW                      2-3
                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER           4-19
                                      PACIFIC HORIZON ASSET ALLOCATION
                                        FUND
                                        Portfolio of Investments         20-28
                                        Statement of Assets and
                                          Liabilities                       29
                                        Statement of Operations             30
                                        Statements of Changes
                                          in Net Assets                     31
                                      PACIFIC HORIZON BLUE CHIP FUND
                                        AND PACIFIC HORIZON
                                        INTERMEDIATE BOND FUND
                                        Statements of Assets and
                                          Liabilities                    32-33
                                        Statements of Operations         34-35
                                        Statements of Changes
                                          in Net Assets                  36-37
                                        Notes to Financial Statements    38-48
                                        Financial Highlights             49-57
                                        Report of Independent
                                          Accountants                       58
                                      MASTER INVESTMENT TRUST --
                                        SERIES I
                                        Portfolios of Investments        59-68
                                        Statements of Assets
                                          and Liabilities                69-70
                                        Statements of Operations         71-72
                                        Statements of Changes
                                          in Net Assets                  73-74
                                        Notes to Financial Statements    75-78
                                        Supplementary Data               79-80
                                        Report of Independent
                                          Accountants                       81
                                      PACIFIC HORIZON PRIME FUND
                                        Portfolio of Investments        82-100
                                        Statement of Assets
                                          and Liabilities                  101
                                        Statement of Operations            102
                                        Statements of Changes
                                          in Net Assets                    103
                                        Notes to Financial Statements  104-112
                                        Financial Highlights           113-118
                                        Report of Independent
                                          Accountants                      119

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

Fourth quarter Gross Domestic Product was reported at a 3.7%* annualized rate, with inflation continuing to be non-existent and a positive factor for the economy and the domestic financial markets. Changes in consumer prices are negligible and producer prices are actually declining. Historically high consumer confidence, resulting from strong job growth, wage gains and the positive wealth effect created by the buoyant stock market, has created solid income growth and has fueled the robust housing market in the first quarter of 1998. Consumers have been the primary beneficiaries of the turmoil in the Asian markets. Lower bond yields, a by-product of the Asian financial crisis, have resulted in lower mortgage payments for households looking to buy a home.

THE CASE FOR
STOCKS AND BONDS

The Standard & Poor's Stock Index posted a total return of 35.1%** during the 12 month period ended February 28, 1998, amply rewarding long-term investors who rode out volatility that accompanied the Asian financial crisis. The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

Companies have been issuing reduced earnings forecasts at an increasing rate. Despite the early warnings, the reduced earnings expectations have not put a damper on the stock market. The bullish sentiment for low inflation and continuing strong profits for 1998 are propelling the stock markets to new highs. The Dow*** has gained 8.4% during the first two months of the year, significantly higher than expected. Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. We think it is reasonable to expect P/E ratios to stay at current levels of 22 times 1998 earnings. That gives an estimated market return over the next 12 months of 9% (7.8% from earnings growth and 1.2% from dividend yield).

Fixed income investors remain optimistic due to the lack of price pressures, the strong dollar and the expectation of an Asia-led slowdown in the U.S. Interest rates on Treasuries have fallen across the yield curve over the last twelve months and are currently below 6%, the lowest level in 25 years. The finance sector has been outperforming expectations as of late, which has a lot to do with the wave of colossal merger and acquisition activity sweeping across financial institutions.

The prospects for a government budget surplus in fiscal 1998 are growing. Some economists are predicting as much as a $50 billion surplus due to revenues as well as efforts to reduce government spending. These revenue flows will serve to reduce immediate government financing needs. Already, we have seen cuts in the size of Treasury auctions so far this year.

POTENTIAL RISKS

The Asian financial crisis, which began in the third quarter of 1997, is expected to modestly impact U.S. domestic growth. As expected, trade between U.S. and Asian trade partners has sharply deteriorated, with the current account deficit widening to its highest level in ten years. The deficit widened to $166.5 billion in 1997, up from $148.2 billion for 1996. The largest threat to the U.S. economy, according to The Organization for Economic Cooperation and Development (OECD), would be a second round of currency devaluations in Asia. It could happen again if Japan fails to jumpstart its economy.

While the final outcome of the Asian financial crisis remains unclear, the initial predictions of a global financial crisis have not been supported by the evidence. With the Asian crisis potentially con-straining corporate profitability in the second or third quarter, we expect that growth will slow during the remainder of the year.

Tame inflation continues to be the theme du jour as the Consumer Price Index's 1.4% increase over the past 12 months is the second lowest reading in 33 years, outdone only by the collapse in oil prices in 1986. The lack of inflationary pressures and the uncertainty surrounding the Asian financial crisis have kept the Federal Reserve from raising interest rates. The Fed funds rate has remained at 5.50% since last March. However, the labor market is stretched and wage pressures are intensifying. So far, increased productivity has compensated for wage increases; however, recent significant increases in real asset values, such as housing and land, have not gone unnoticed by Chairman Greenspan and may play a factor in determining monetary policy over the coming months.

LOOKING FORWARD

It is now a widely accepted view that the U.S. economy is growing at a faster pace early in 1998 than analysts had projected last year at the height of the Asian turmoil. Although the preliminary GDP figure will not be released until the end of April, the early estimate for the first quarter lies somewhere between 3.5 - 4.0%. In order to reach the projected 1998 growth rate of 2.8%, U.S. growth will have to sustain a considerable slowdown in the latter part of the year to compensate for the strengths it is exhibiting now.

Looking forward, there are a lot of crosscurrents in the U.S. corporate earnings picture. Ironically, the impact from the Asian financial crisis so far have been positive, with lower interest rates boosting the economy. In the first quarter, currency and oil earnings will be negative factors, but stronger economic growth will offset any weaknesses. In the second and third quarters, we expect the impact from Asia should be mitigated by strong growth in Europe. We continue to believe that the economic impact from Asia will be moderate with the U.S. economy slowing, but sustaining a near normal growth rate of 2.8% in 1998. Given these projections, we expect equities and fixed income securities to perform well in 1998, although below 1997 levels.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * Source: Bloomberg, 1998.

 ** Source: Bloomberg, 1998. The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole and cannot be invested in directly.

*** The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks and cannot be invested in directly.

PACIFIC HORIZON
ASSET ALLOCATION SRF SHARES
  [ROBER PYLES PHOTO]
----------------------

----------------------

ROBERT PYLES, CFA
Sr. Vice President &
Director of Equity
Bank of America NT&SA

Mr. Pyles manages the equity portion of the Asset Allocation Fund.

GOAL:

The Pacific Horizon Asset Allocation Fund seeks long-term growth from capital appreciation and dividend and interest income.

INVESTMENTS:

The Fund uses a balanced approach by investing in stocks, bonds and cash-equivalent securities.

APPROPRIATE FOR:

Investors seeking growth and income through a diversified portfolio of stocks and bonds.

INCEPTION:

June 23, 1997

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $247 million
 [STEVEN L. VIELHABER
        PHOTO]
----------------------

----------------------

STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the fixed-income portion of the Asset Allocation Fund.

Q
    HOW DID THE FUND PERFORM
    DURING THE PERIOD ENDED
    FEBRUARY 28, 1998?

A
    For the period ended February 28, 1998, the Fund had a total return of 13.56%*. The Fund uses two benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index, which returned 35.1% and 10.4%, respectively.**

Q
    HOW DID YOU ALLOCATE THE FUND'S
    PORTFOLIO AMONG STOCKS, BONDS
    AND CASH DURING THE PERIOD ENDED FEBRUARY 28, 1998?

A
    The Fund seeks to determine relative values among three major asset categories -- equities, bonds and cash equivalents -- and weights the portfolio accordingly. Early in the year, we felt that stocks and bonds would outperform cash and consequently changed our target normal asset allocation by increasing equities from 55% to 56%, bonds from 40% to 42% and by decreasing cash from 5% to 2%. This remained our target mix throughout the year and strong portfolio equity per-formance caused us to rebalance the portfolio on three occasions to return to our targets. Our weightings as of the period ended February 28, 1998 were 58% stocks, 40% bonds, and 2% cash.***

Q
    HOW DID YOU MANAGE THE STOCK PORTION OF THE PORTFOLIO?

A
    Within the stock component of the Fund, we looked for companies with market capitalization above $1 billion with favorable future earnings prospects and reasonable valuation levels relative to their expected growth rates.

Among portfolio stocks, strong performance for the Fund included Pfizer (1.1% of net assets as of February 28, 1998), General Electric (2.5%, of net assets as of February 28, 1998), American Express (0.9% of net assets as of February 28,
1998) and Monsanto (0.5% of net assets as of February 28, 1998).***

Q
    HOW DID YOU MANAGE THE BONDS IN THE PORTFOLIO?

A
    The fixed-income portion of the Asset Allocation Fund is managed against the Lehman Brothers Aggregate Bond Index which includes Treasuries, corporate bonds, and mortgage-backed securities. In keeping with our philosophy for managing fixed income assets, we managed this portfolio to be duration neutral to have roughly the same average maturity as the Index. To enhance its yield, the Fund increased its exposure to lower quality and shorter maturity corporate issues. The mortgage holdings in the portfolio were held roughly neutral to the holdings of the Index. Early in the year we added to our position in seasoned mortgage securities, and, as mortgages became cheap or expensive, we opportunistically added or sold positions to enhance returns.

Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND?

A
    Our analysis of the economic environment over the past year continued to point to an economy that was in an expansion phase, which we also forecast for 1998. As soon as it became clear in early January that events in Southeast Asia were not derailing the U.S. economy or corporate profits, the market shrugged off the fears and uncertainty of the fourth quarter and has made almost daily new highs.
---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions for the period June 23, 1997 to February 28, 1998. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fees. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

  ** The S&P 500 and the Lehman Brothers Aggregate Bond Index are unmanaged indices generally representative of equity investments and asset allocation investments respectively, and cannot be invested in directly.

 *** Percentage figures shown are calculated as a percentage of net assets as of February 28, 1998. The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
ASSET ALLOCATION FUND
SRF SHARES
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                    LEHMAN
     MEASUREMENT                        LIPPER     BROTHERS                 LIPPER
       PERIOD                          FLEXIBLE   AGGREGATE                BALANCED
    (FISCAL YEAR             SRF        FUNDS        BOND                   FUNDS
      COVERED)              SHARES     AVERAGE      INDEX      S&P 500     AVERAGE
3/9/88                      10037       10000       10000       10000       10000
2/28/89                     11120       10438       10470       11536       11120
2/28/90                     12654       11620       11805       13713       12654
2/28/91                     14116       13013       13247       15730       14116
2/29/92                     15986       15110       14942       18247       15986
2/28/93                     17211       16230       16763       20192       17211
2/28/94                     18651       18084       17668       21872       18651
2/28/95                     19452       18136       19167       23480       19485
2/29/96                     23817       22403       20183       31604       23858
2/28/97                     28160       26209       21266       39720       28160
2/28/98                     34677       31781       23471       53622       32714

HOW PERFORMANCE COMPARES
We have changed the Fund's benchmark
index from the Lipper Flexible Funds
Average to the Lipper Balanced Funds
Average which more closely resembles
the composition of the Fund and, we
believe, is a more appropriate
benchmark for the Fund's holdings. In
order to complete the transition to the new benchmark, we are providing a hypothetical comparison to the Fund's performance since March 9, 1988 with both its former benchmark and its new benchmark, the Lipper Balanced Funds Average.

                                              ----------------------------------

                                                    ASSET ALLOCATION FUND
                                                    AVERAGE ANNUAL RETURN*
                                             ------------------------------------

                                               1 Year                      23.14%

                                               ..................................

                                               5 Year                      15.04%

                                               ..................................

                                               Since Inception

                                               (3/9/88)                    13.26%

                                              ----------------------------------

The chart compares the performance of the SRF Shares of the Pacific Horizon Asset Allocation Fund to the S&P 500, an unmanaged index typically used as a performance benchmark for equity investments, and the Lehman Brothers Aggregate Bond Index, an unmanaged index with investment policies similar to the Fund. As illustrated, the Fund fared well compared to other asset allocation funds. The average of asset allocation funds as tracked by Lipper Analytical Services, Inc., measures the performance of other funds with investment objectives and policies similar to those of the SRF Shares of the Pacific Horizon, Asset Allocation Fund. An initial $10,000 investment in the Fund made on March 9, 1988, would now be worth $34,677. The same investment made in the Lipper Balanced Funds Average would now be worth $32,714.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Asset Allocation Fund distributed a total Capital Gain Dividend of $1.758483 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.534818 and a 20 percent rate distribution of $0.325801.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE

* Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions. The SRF Share class performance prior to June 23, 1997 represents the performance of the Seafirst Asset Allocation Fund of the former Seafirst Retirement Funds and its predecessor Seafirst Asset Allocation Fund of the Collective Investment Trust (CIT) for Seafirst Retirement Accounts. The inception date of the CIT Fund was 3/9/88.

  Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Balanced Funds Average, the S&P 500 Index, nor the Lehman Brothers Aggregate Bond Index may be invested in directly. The hypothetical investment in the S&P 500 and Lehman Brothers Aggregate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1998)

A Market-Driven Process

The Fund's adviser seeks to
determine relative values among
stocks, bonds and cash equivalents
and weights the portfolio
accordingly.
The Fund's adviser looks for the
following characteristics within
each asset class: Stock holdings
that display above-average growth
potential and reasonable valuation.
The diversified bond portfolio may
contain mortgage-backed securities
as well as fixed-income obligations
that are undervalued in the opinion
of the Fund's adviser. The Fund's
cash holdings can be viewed as a
defensive position in changing
markets.
                                                    PORTFOLIO COMPOSITION*
                                                  Common Stocks         57.9%
                                                  Cash & Equivalents     2.0%
                                                  Bonds                 40.1%
-------------------------------------------------------------
* The composition of the Fund's holdings is subject to change.

--------------------------------------------------------------------------------

                                            A BALANCED INVESTMENT
                                            APPROACH

                                            Allocation Among Asset Classes

                                            The Fund may be appropriate for
                                            investors seeking long-term growth
                                            from capital appreciation as well as
                                            dividend and interest income through
                                            a balanced approach to investing
                                            using bonds, stocks and cash
                                            equivalents. Investors can make one
                                            simple investment and their money
                                            will be spread over a variety of
                                            asset classes. The Fund's adviser
                                            seeks a total return greater than
                                            bonds or cash with less volatility
                                            than an investment in stocks.
                                            Through strategically allocating
                                            assets among various investments,
                                            the Fund's adviser will shift the
                                            asset mix as market conditions
                                            change, thereby seeking to profit
                                            from market opportunities in any
                                            economic environment.
       SHIFTING THE ASSET MIX
            [FLOW CHART]

Stocks provide        Bonds provide
   growth               steady
 opportunity            income

               Cash

PACIFIC HORIZON
BLUE CHIP FUND
SRF SHARES
[JAMES D. MILLER PHOTO]
----------------------

----------------------

JAMES D. MILLER, CFA
Chief Investment Officer
Quantitative Based
Equity Management
Bank of America
Investment Advisers Division

Mr. Miller is head of the investment management team for the Blue Chip Fund.

GOAL:

The Pacific Horizon Blue Chip Fund seeks long-term capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of "blue chip" common stocks, which are included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index.

APPROPRIATE FOR:

Investors who want to participate in the growth potential of some of America's major companies. The Fund is a diversified equity product that can be used as part of many investment strategies.

INCEPTION:

June 23, 1997

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $665 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD ENDED FEBRUARY 28, 1998?

A
    The market continued to benefit from the current U.S. economic environment of steady growth without inflation. With the current expansion almost seven years old, there still is no recession in sight. The Fund posted a total return of 19.30%* for SRF Shares compared to 35.10%** for the Standard & Poors 500 Stock Index for the 12 months ended Feb. 28, 1998.

Investors continued to reward large capitalization stocks in the United States, which outpaced the foreign markets. There also was a continuation of heavy sector rotation. For example, the technology sector has lead the market early in 1998 but had lagged the market the previous ten months. The financial sector is off to a slower start this year and while it outperformed other industries in 1997. In addition, growth stocks outperformed value stocks over the last twelve months.

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    We continued to keep the Fund fully invested in the equities market while staying neutral to the market in market capitalization and sector weights. As always, we continued to focus on individual stock selection. Within the framework of our disciplined process, the dominant investment theme has been the outperformance of stocks that appear attractive to our value factors and possess positive earnings momentum. By factoring for these themes, we seek to provide superior stock selection across the majority of economic sectors. We continued to focus on companies that exhibit "using earnings expectations," "high earnings certainty" and were trading below fair value. Companies with "high earnings certainty" are those that have similar earnings estimates from different analysts. Firms with "using earnings expectations" are those that have experienced the biggest increase in analysts earnings estimates. Low price to earnings, low price to cash flow and dividend discount measures represent our value factors.

Q
    WHAT ARE SOME STOCKS OR SECTORS THAT PERFORMED WELL FOR THE FUND DURING THE YEAR?

A
    The four sectors that outperformed the market for the twelve month period ending February 28, 1998 were the technology, health care, financial and consumer cyclical sectors. Our holdings included Dell Computer Corp. (2.33% of net assets as of February 28, 1998) and Microsoft (3.78% of net assets as of February 28, 1998) in the technology sector. Pfizer Inc. (1.65% of net assets as of February 28, 1998) and Schering-Plough Corp. (1.93% of net assets as of February 28, 1998) did very well in the health sector. T.J.X. Companies Inc. (1.27% of net assets as of February 28, 1998) and Home Depot Inc. (1.89% of net assets as of February 28, 1998) also did very well in the Consumer Cyclical area.*** Finally, Morgan Stanley Dean Witter (1.71% of net assets as of February 28, 1998) performed well in the financial sector.***

Q
    WHAT'S AHEAD FOR THE FUND?

A
    We will continue to maintain a fully invested portfolio broadly diversified among market sectors according to the benchmark that we use to compare our Fund's performance. We will continue to add value by stock selections that offer a combination of growth, value, earnings momentum and earnings certainty. Our philosophy will not change based on short-term trends or conditions in the market. Instead, we will remain focused on meeting the goals of long-term investors, while attempting to outperform the S&P 500 on a consistent basis.
---------------
  * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions for the period June 23, 1997 to February 28, 1998. The Fund is currently waiving a portion of the shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Funds's performance.

 ** Source: Standard & Poor's Micropal, 1998. The S&P 500 is an unmanaged index generally representative of the equity market as a whole and cannot be invested in directly.

*** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
BLUE CHIP FUND
SRF SHARES
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                          LIPPER
                                         PACIFIC          GROWTH
      MEASUREMENT PERIOD              HORIZON BLUE         FUNDS
    (FISCAL YEAR COVERED)               CHIP FUND         AVERAGE          S&P 500
3/9/88                                    10000            10000         10000.00
2/28/89                                   11596            10916         11535.92
2/28/90                                   13830            12572         13713.33
2/28/91                                   15552            14427         15730.40
2/29/92                                   17796            17637         18246.67
2/28/93                                   18682            18632         20191.65
2/28/94                                   21062            21104         21871.58
2/28/95                                   22526            21855            24175
2/29/96                                   30043            27893            31604
2/28/97                                   38280         34802.59            39720
2/28/98                                   51417            45380            53622

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Blue Chip Fund to
the S&P 500, which is an unmanaged
index typically used as a performance
benchmark for equity investments. As
illustrated, the Fund has fared well
compared to other growth funds.
The average of growth funds as tracked by

                                              ----------------------------------

                                                        BLUE CHIP FUND
                                                    AVERAGE ANNUAL RETURN*
                                             ------------------------------------

                                               1 Year                      34.32%

                                               ..................................

                                               5 Year                      22.44%

                                               ..................................

                                               Since Inception
                                               3/9/88                      17.82%

                                              ----------------------------------

Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the SRF Shares of the Pacific Horizon Blue Chip Fund. An initial $10,000 investment in the Fund made on March 9, 1988, would now be worth $51,417. The same investment made in the Lipper Growth Funds Average, would now be worth only $45,380.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Blue Chip Fund distributed a total Capital Gain Dividend of $3.238529 for the year ended February 28, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $1.907599 and a 20 percent rate distribution of $0.560264.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

* Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions. The SRF Share class performance prior to June 23, 1997 represents the performance of the Seafirst Blue Chip Fund of the former Seafirst Retirement Funds and its predecessor Seafirst Blue Chip Fund of the Collective Investment Trust (CIT) for Seafirst Retirement Accounts. The inception date of the CIT fund was 3/9/88.

Lipper Analytical Services, Inc., is an independent mutual fund-monitoring organization. Neither the Lipper Growth Funds Average nor the S&P 500 can be invested in directly. The hypothetical investment in the S&P 500 does not reflect any sales or management fees that would be incurred in an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1998)

PORTFOLIO COMPOSITION
FUND QUALITY
A Strategy for Long-Term Capital
Appreciation
The Fund maintains a "quality"
investment orientation by placing
an emphasis on the securities of
well-known established companies.
This "blue chip" approach may be
appropriate for investors seeking
long-term growth of capital. At
least 80% of the Fund's assets are
normally invested in blue chip
stocks. To meet the criteria set
by the Fund's investment
objectives, these stocks must be
components of the Dow Jones
Industrial Average or the Standard
& Poor's 500 Index.

                                          TOP TEN HOLDINGS*
                                          ----------------------------------------------
                                                                             PERCENT OF
                                                       COMPANY               NET ASSETS
                                          ---------------------------------------------
                                            Microsoft Corp.                     3.28%
                                          .............................................
                                            General Electric Co.                2.80%
                                          .............................................
                                            Exxon Corporation                   2.40%
                                          .............................................
                                            Dell Computer                       2.33%
                                          .............................................
                                            Merck & Co., Inc.                   2.07%
                                          .............................................
                                            Schering Plough Corp.               1.93%
                                          .............................................
                                            Home Depot, Inc.                    1.89%
                                          .............................................
                                            AT & T                              1.78%
                                          .............................................
                                            Morgan Stanley Dean Witter
                                            Discovery                           1.71%
                                          .............................................
                                            Disney Walt Co.                     1.69%
                                          ---------------------------------------------
                                          TOTAL                                21.88%
                                          ---------------------------------------------

--------------------------------------------------------------------------------

                                                    The Fund adviser's research
                                                    orientation seeks to
                                                    identify individual stocks,
                                                    within the sector
                                                    allocations mirroring those
                                                    of the S&P 500, with the
                                                    greatest potential for
                                                    long-term growth. The Fund's
                                                    primary emphasis is on
                                                    stocks that, in the opinion
                                                    of the Fund's adviser, have
                                                    the greatest potential of
                                                    superior performance with
                                                    the least amount of risk.

PORTFOLIO COMPOSITION*


                           Percent
                           -------
Utilities                    10.1
Finance                      17.5
Consumer Suplies             10.5
Health Care                  11.6
Technology                   14.2
Capital Goods                 9.3
Energy                        7.8
Basics                        4.6
Transportation                1.2
Consumer Cyclicals           13.2

* THE COMPOSITION OF THE FUND'S HOLDINGS IS SUBJECT TO CHANGE.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
SRF SHARES
(AS OF FEBRUARY 28, 1998)

----------------------

----------------------

KIRK HARTMAN
Chief Investment Officer
Bank of America NT&SA
The Pacific Horizon Income Funds are managed by a Bank of America NT&SA investment team led by Kirk Hartman, Chief Investment Officer.

GOAL:

The Pacific Horizon Intermediate Bond Fund (formerly the Pacific Horizon Flexible Bond Fund) seeks interest income and capital appreciation.

INVESTMENTS:

The Fund invests in a diversified portfolio of investment-grade, intermediate- and longer-term bonds, including corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents.

APPROPRIATE FOR:

Investors who want interest income and capital appreciation from a diversified portfolio of fixed-income securities.

INCEPTION:

June 23, 1997

SIZE OF FUND AS OF
FEBRUARY 28, 1998:

Over $77 million

Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD ENDED FEBRUARY 28, 1998?

A
    The two primary themes during the past year were the continuation of above-trend growth combined with below-trend inflation and the emergence of financial crisis in Asia. The net results of these factors were lower interest rates, a flatter yield curve and higher risk premiums. After rising early in the period, interest rates generally fell for the remainder of the fiscal year, bottoming in early January and ending the period with rates down as much as 90 basis points. The shorter end of the curve was essentially unchanged with longer maturities falling more than shorter ones. The yield curve, as measured by the 2 to 30 year spread, flattened by 33 basis points and ended the fiscal year at 39 basis points.

On the domestic front, the economy continues to grow at an above-trend pace with inflation well under control. Growth, although expected to slow from the 3.1% growth rate of 1996, actually accelerated in 1997, with a Gross Domestic Product ("GDP") growth rate of 3.7%. In spite of the continued strong growth, inflation turned in a stellar performance with year-over-year Producer Price Index ("PPI") falling from 2.2% in February 1997 to - 1.7% in February 1998, and year-over-year Consumer Price Index ("CPI") slowing from 3.0% to 1.4%. The inflation gains are due, at least in part, to productivity gains, capacity expansion and global disinflation.

In late October, the evolving crisis in Asia took center stage on the global financial scene. The anticipated slowdown in global growth and continued declines in global inflation associated with the mounting problems in Asia caused worldwide equity indicies to tumble. Interest rates fell and corporate spreads, especially those of Asian and emerging market issuers, widened. The widening in corporate spreads was not restricted to Asian and emerging market credits, however, but affected all sectors and all maturities. These problems, however, are likely to have limited effects in the United States as the underlying economic fundamentals of the U.S. market remain quite positive. Although a deteriorating trade sector could lower the GDP by 0.5-1.0%, domestic demand remains strong and falling interest rates and a strong jobs market will support an already healthy consumer market.

Nonetheless, with foreign demand falling, U.S. growth could fall as well. This would not be entirely unwelcome. Any slowing in the economy will likely alleviate inflationary pressures in the labor markets and, combined with the falling cost of imported goods, should lead to additional declines in inflation. Lastly, with the economy and inflation expected to slow, the Federal Reserve, although likely remaining vigilant on the inflation watch, is apt to take a wait-and-see attitude. We anticipate that the economy and corporate profits will continue to expand, albeit at a slower pace than last year. Productivity growth, imported deflation, and falling commodity prices will keep inflation low. It is expected that Federal Reserve Board action will be on hold for some time to come and interest rates will remain in a gradually declining trading range.
Q
    WHAT WERE THE FUND'S RETURNS IN THAT ENVIRONMENT?

A
    The Pacific Horizon Intermediate Bond Fund, which invests in investment grade corporate securities, asset-backed securities, and U.S. Treasuries, had a total return of 4.86%* for the SRF Shares. The Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Index, had a total return of 8.57%.** Q
    HOW DID YOU STRUCTURE THE FUND'S DURATIONS?

A
    The Fund seeks to use a duration-neutral philosophy. Since duration, a measure of a bond's price sensitivity to changes in interest rates, is the principal component of both risk and return. We seek to deliver returns consistent with the returns of the appropriate benchmark by maintaining the duration of the fund close to that of the benchmark. We then attempt to add value using a risk-budgeting approach to strategic allocation. In doing this we analyze the expected return and the related risks of the universe of market sectors and develop a base case allocation to the sectors that maximizes expected returns for an acceptable level of risk. We then attempt to further enhance value using sector value, rotation and relative value as appropriate for the Fund.
Q
    WHAT OPPORTUNITIES DID YOU FIND TO ADD VALUE THROUGH SECTOR
ALLOCATION IN THE FUND?

A
    We increased the allocations to shorter maturity and lower credit quality issuers in the corporate sector. This move proved beneficial as BBB securities again outperformed their A and AA counterparts. Within the corporate market, we favored the finance sector and increased our exposure to some of the lower rated electric and natural gas pipeline companies, as their performance was improving and there were possible merger and acquisition candidates. Additionally, as mortgages became more inexpensive or expensive, we opportunistically added or sold positions in the Intermediate Bond Fund.

---------------

 * Return figures for the Fund include changes in share price, reinvestment of dividends and capital gain distri butions for the period June 23, 1997 to February 28, 1998. The Fund is currently waiving a portion of the advisory, administrative and/or share holder servicing fee. These voluntary waivers may be modified or terminated at any time, which would reduce the Fund's performance.

** The Lehman family of indices including the Lehman Brothers Corporate Bond,
   Intermediate Government/Corporate Bond and the Mortgage Bond are unmanaged indices generally representative of the different sectors within the bond market as a whole, and cannot be invested in directly.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
SRF SHARES
(AS OF FEBRUARY 28, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                            LIPPER              LEHMAN
                                         PACIFIC         INTERMEDIATE          BROTHERS
                                         HORIZON          INVESTMENT         INTERMEDIATE
      MEASUREMENT PERIOD               INTERMEDIATE         FUNDS        GOVERNMENT/CORPORATE
    (FISCAL YEAR COVERED)               BOND FUND          AVERAGE            BOND INDEX
3/9/88                                     10000             10000            10000.00
2/28/89                                    10632             10297            10391.66
2/28/90                                    11833             11332            11613.74
2/28/91                                    13131             12504            12944.41
2/29/92                                    14548             14086            14493.55
2/28/93                                    16073             15817            16170.70
2/28/94                                    16571             16690            16803.17
2/28/95                                    16830             16821               17029
2/29/96                                    18496             18715               18861
2/28/97                                    19188          20073.65               20107
2/28/98                                    20566             21921               20832

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Intermediate Bond
Fund to the Lehman Brothers
Intermediate Government/Corporate
Bond Index, which is an unmanaged
index typically used as a performance
benchmark for intermediate term
investments.

                                              ----------------------------------

                                                    INTERMEDIATE BOND FUND
                                                    AVERAGE ANNUAL RETURN*
                                             ------------------------------------

                                               1 Year                       7.18%

                                               ..................................

                                               5 Year                       5.05%

                                               ..................................

                                               Since Inception

                                               (3/9/88)                     7.49%

                                              ----------------------------------

As illustrated, the Fund tracked the performance of other intermediate bond funds. The average of intermediate investment funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Intermediate Bond Fund. An initial $10,000 investment in the Fund made on March 9, 1988, would now be worth $20,566. The same investment made in the Lipper Intermediate Investment Funds Average would now be worth $21,921.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

* Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions. The SRF Share class performance prior to June 23, 1997 represents the performance of the Seafirst Intermediate Bond Fund of the former Seafirst Retirement Funds and its predecessor Seafirst Intermediate Bond Fund of the Collective Investment Trust
(CIT) for Seafirst Retirement Accounts. The inception date of the CIT Fund was 3/9/88.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Intermediate Investment Funds Average, nor the Lehman Brothers

Intermediate Government/Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Intermediate Government/Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF FEBRUARY 28, 1998)
                                            QUALITY
                                            This fund invests in a diversified
                                            portfolio of investment-grade U.S.
                                            Government, mortgage-backed,
                                            asset-backed, corporate and
                                            municipal bonds in order to provide
                                            current income and capital
                                            appreciation. The security selection
                                            process also depends on information
                                            about broad economic factors that
                                            can affect the bond markets.
PORTFOLIO COMPOSITION*

Asset- Backed
Securities                         12.2
Corporate Bonds                    23.5
Medium Term Notes                  13.2
Cash Equivalents                    1.5
U.S. Treasury
Obligations                        33.8
Collateralized
Mortgage Obligations                1.2
U.S. Gov't Agency
Obligations                        14.6

--------------------------------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.
--------------------------------------------------------------------------------

FLEXIBILITY
Capitalizing on Changing Markets

The Fund invests in a varied
portfolio of quality bonds in an
effort to protect principal against
sharp price fluctuations and
stabilize net asset value. The
Fund's adviser has great latitude in
deciding how assets are invested
among corporate, government and
mortgage-backed obligations. That
means the Fund enjoys total
flexibility to make the most of
changing market conditions.

          [FLOW CHART]
      U.S              Mortgage-
   Treasury             Backed
     Bonds             Securities

           Corporate
             Bonds

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- 57.9%
AEROSPACE/AIRLINES -- 0.9%
  AMR Corporation**.........................................   4,500   $    569,531
  Boeing Co.................................................  19,200      1,041,600
  FDX Corporation**.........................................  10,960        698,015
                                                                       ------------
                                                                          2,309,146
                                                                       ------------
AUTOMOBILES -- 0.7%
  Ford Motor Co.............................................  12,700        718,344
  General Motors Corp.......................................  15,700      1,082,319
                                                                       ------------
                                                                          1,800,663
                                                                       ------------
BANKS -- 5.4%
  Banc One Corp.............................................  55,990      3,163,435
  Chase Manhattan Corp......................................  16,000      1,985,000
  Citicorp..................................................  25,500      3,378,750
  U.S.Bancorp...............................................  21,200      2,439,325
  Wells Fargo & Co..........................................   7,600      2,447,200
                                                                       ------------
                                                                         13,413,710
                                                                       ------------
BEVERAGES -- 1.4%
  Coca-Cola Co..............................................  33,400      2,294,162
  PepsiCo, Inc..............................................  37,200      1,360,125
                                                                       ------------
                                                                          3,654,287
                                                                       ------------
BUILDING MATERIALS -- 0.3%
  Masco Corp................................................  14,800        804,750
                                                                       ------------
CHEMICALS -- 1.5%
  E.I. Du Pont de Nemours & Co..............................  14,700        901,294
  Monsanto Corp.............................................  26,000      1,322,750
  Praxair, Inc..............................................   5,500        262,969
  W.R. Grace & Co...........................................  13,500      1,133,156
                                                                       ------------
                                                                          3,620,169
                                                                       ------------
COMPUTER SOFTWARE/HARDWARE -- 5.0%
  First Data Corp...........................................  54,300      1,846,200
  Hewlett-Packard Co........................................  25,100      1,681,700
  IBM.......................................................  21,700      2,266,294

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
COMPUTER SOFTWARE/HARDWARE -- (CONTINUED)
  Microsoft Corp.**.........................................  67,400   $  5,712,150
  Seagate Technology, Inc.**................................  32,800        797,450
                                                                       ------------
                                                                         12,303,794
                                                                       ------------
CONTAINERS & PACKAGING -- 0.1%
  Bemis Co., Inc............................................   6,300        283,894
                                                                       ------------
COSMETICS/HOUSEHOLD PRODUCTS -- 2.4%
  Gillette Co...............................................  15,100      1,628,912
  Kimberly-Clark Corp.......................................  24,300      1,353,206
  Newell Co.................................................  14,200        651,425
  Procter & Gamble Co.......................................  26,200      2,225,362
                                                                       ------------
                                                                          5,858,905
                                                                       ------------
ELECTRIC UTILITIES -- 0.9%
  Duke Energy Co............................................  23,200      1,289,050
  GPU, Inc..................................................  25,700      1,032,819
                                                                       ------------
                                                                          2,321,869
                                                                       ------------
ELECTRONIC PRODUCTS -- 2.5%
  General Electric Co.......................................  81,200      6,313,300
                                                                       ------------
ELECTRONIC SEMICONDUCTORS -- 1.2%
  Intel Corp................................................  19,200      1,722,000
  National Semiconductor Corp.**............................  53,700      1,282,088
                                                                       ------------
                                                                          3,004,088
                                                                       ------------
FINANCIAL SERVICES -- 3.5%
  American Express..........................................  24,300      2,188,519
  Equifax, Inc..............................................  27,400        984,687
  Household International, Inc..............................  17,200      2,233,850
  Morgan Stanley Group, Inc.................................  20,100      1,400,719
  Providian Financial Corporation...........................  32,600      1,850,050
                                                                       ------------
                                                                          8,657,825
                                                                       ------------
FOOD -- 1.2%
  Archer Daniels Midland Co.................................  38,600        866,087
  Ralston Purina Group......................................  15,100      1,531,706
  Sara Lee Corp.............................................   9,900        559,350
                                                                       ------------
                                                                          2,957,143
                                                                       ------------
FOOD CHAINS -- 0.2%
  Albertson's, Inc..........................................  12,000        561,750
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
GAS UTILITIES -- 0.3%
  Columbia Energy Group, Inc................................  11,100   $    847,069
                                                                       ------------
HOSPITAL CARE -- 1.3%
  Baxter International, Inc.................................  15,100        855,038
  Boston Scientific Corp.**.................................  21,600      1,290,600
  Johnson & Johnson Co......................................  13,500      1,019,250
                                                                       ------------
                                                                          3,164,888
                                                                       ------------
HOTEL & MOTELS -- 0.3%
  Hilton Hotels Corp........................................  10,600        316,012
  Starwood Hotels & Resorts.................................   7,532        426,029
                                                                       ------------
                                                                            742,041
                                                                       ------------
INSURANCE-PROPERTY & CASUALTY -- 0.7%
  Progressive Corp..........................................  14,000      1,622,250
                                                                       ------------
LEISURE -- 0.7%
  Disney (Walt) Co..........................................  12,400      1,388,025
  Mattel, Inc...............................................   7,700        325,806
                                                                       ------------
                                                                          1,713,831
                                                                       ------------
MANUFACTURING -- MACHINERY -- 0.6%
  Illinois Tool Works, Inc..................................  22,900      1,372,569
                                                                       ------------
MEDIA -- 1.1%
  ACNielsen Corp.**.........................................       1             25
  Gannett, Inc..............................................   5,200        335,725
  McGraw Hill Companies.....................................   4,900        370,562
  Meredith Corp.............................................   6,600        283,387
  Time Warner, Inc..........................................  12,300        830,250
  Tribune Co................................................  12,700        819,944
                                                                       ------------
                                                                          2,639,893
                                                                       ------------
MULTI-INDUSTRY -- 3.0%
  Cendant Corp.**...........................................  55,030      2,063,625
  Dover Corp................................................  41,200      1,591,350
  Ikon Office Solutions, Inc................................  36,900      1,206,169
  Tyco International Ltd....................................  49,400      2,507,050
                                                                       ------------
                                                                          7,368,194
                                                                       ------------
NATURAL ENERGY -- 1.0%
  Coastal Corp..............................................  16,100      1,024,362
  Williams Cos., Inc........................................  42,600      1,392,488
                                                                       ------------
                                                                          2,416,850
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
OIL DOMESTIC & CRUDE -- 0.6%
  Pennzoil Co...............................................  10,600   $    709,537
  USX -- Marathon Group.....................................  19,500        673,969
                                                                       ------------
                                                                          1,383,506
                                                                       ------------
OIL INTERNATIONAL -- 2.0%
  Chevron Corp..............................................   9,900        803,138
  Exxon Corp................................................  36,500      2,331,438
  Mobil Corp................................................  14,900      1,079,319
  Texaco, Inc...............................................  14,500        809,281
                                                                       ------------
                                                                          5,023,176
                                                                       ------------
OIL SERVICE -- 0.6%
  Halliburton Co............................................  10,700        497,550
  Schlumberger, Ltd.........................................   6,500        489,937
  Western Atlas, Inc.**.....................................   7,700        584,719
                                                                       ------------
                                                                          1,572,206
                                                                       ------------
PAPER PRODUCTS -- 0.3%
  Champion International Corp...............................  7,700         393,181
  International Paper Co....................................  7,600         354,350
                                                                       ------------
                                                                            747,531
                                                                       ------------
PHARMACEUTICALS -- 7.5%
  Bristol-Meyers Squibb Co..................................  29,500      2,955,531
  Lilly, (Eli) & Co.........................................  27,800      1,829,588
  Medtronic, Inc............................................  22,300      1,184,688
  Merck & Co., Inc..........................................  48,000      6,123,000
  Pfizer, Inc...............................................  30,800      2,725,800
  Schering-Plough Corp......................................  16,800      1,277,850
  Warner Lambert Co.........................................  16,400      2,398,500
                                                                       ------------
                                                                         18,494,957
                                                                       ------------
PHOTOGRAPHY -- 0.1%
  Eastman Kodak Co..........................................   4,200        275,625
                                                                       ------------
RAILROADS -- 0.4%
  Burlington Northern Santa Fe..............................   5,900        587,788
  Union Pacific Corp........................................   6,100        311,100
                                                                       ------------
                                                                            898,888
                                                                       ------------
RESTAURANTS -- 0.7%
  McDonald's Corp...........................................  21,100      1,155,225
  Sysco Corp................................................  12,700        597,694
                                                                       ------------
                                                                          1,752,919
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES     (NOTE 2)
                        -----------                           ------   ------------
COMMON STOCKS -- (CONTINUED)
RETAIL -- 2.2%
  CVS Corp..................................................  13,000   $    962,812
  Home Depot, Inc...........................................  21,200      1,352,825
  Nordstrom, Inc............................................  19,200      1,101,000
  Wal-Mart Stores, Inc......................................  44,800      2,074,800
                                                                       ------------
                                                                          5,491,437
                                                                       ------------
RETAIL MANUFACTURING -- 0.7%
  Costco Companies, Inc.**..................................  14,200        694,025
  Dayton Hudson Corp........................................  13,600      1,051,450
                                                                       ------------
                                                                          1,745,475
                                                                       ------------
TELECOMMUNICATIONS -- 2.6%
  3 Com Corp.**.............................................  38,900      1,390,675
  Cisco Systems, Inc.**.....................................  44,850      2,954,494
  Lucent Technologies, Inc..................................  18,400      1,994,100
                                                                       ------------
                                                                          6,339,269
                                                                       ------------
TELEPHONE -- 3.0%
  AT&T Corp.................................................  27,300      1,661,888
  Bell Atlantic Corp........................................  14,500      1,301,375
  GTE Corp..................................................  27,800      1,504,675
  MCI Communications Corp...................................  50,600      2,419,313
  Sprint Corp...............................................   8,300        547,800
                                                                       ------------
                                                                          7,435,051
                                                                       ------------
TOBACCO -- 1.0%
  Philip Morris Cos., Inc...................................  59,100      2,567,156
                                                                       ------------
Total Common Stocks (Cost $104,458,793).....................            143,480,074
                                                                       ------------

---------------
See Notes to Financial Statements.

                                 RATINGS
                               S&P/MOODY'S            MATURITY   PRINCIPAL      VALUE
                               (UNAUDITED)    RATE      DATE       AMOUNT      (NOTE 2)
                               -----------   ------   --------   ----------   ----------
CORPORATE OBLIGATIONS -- 16.1%
CORPORATE BONDS -- 14.0%
  AESOP Funding II Series
    1997-1, Class A1.........   AAA/Aaa      6.220%   10/20/01   $1,000,000   $1,006,366
  AON Corp...................    AA-/A3      7.400%   10/01/02    1,000,000    1,046,250
  Capital One Bank...........  BBB-/Baa3     7.000%   04/30/01    1,400,000    1,419,250
  Citibank Credit Card Master
    Trust, ZCB...............   AAA/Aaa      0.000%   02/07/03    3,500,000    2,878,106
  Citibank Credit Card Master
    Trust I, ZCB.............   AAA/Aaa      0.000%   08/15/06    2,000,000    1,341,832
  Enron Corp.................  BBB+/Baa2     6.450%   11/15/01    1,100,000    1,109,625
  Federated Department
    Stores...................  BBB-/Baa2     8.125%   10/15/02    1,000,000    1,072,500
  Finova Capital Corp........   A-/Baa1      6.625%   09/15/01    2,200,000    2,227,500
  First Union Corp...........    A-/A2       6.550%   10/15/05    3,600,000    3,685,500
  Ford Motor Credit Co.......    A+/A1       5.750%   01/25/01    2,500,000    2,484,375
  General Growth Properties,
    Series 1, Class A2,
    144A++...................    NR/Aaa      6.602%   11/15/07    1,600,000    1,634,116
  General Motors Acceptance
    Corp.....................    A-/A3       7.125%   05/01/01    2,000,000    2,055,000
  General Motors Acceptance
    Corp.....................    A-/A3       6.875%   07/15/01    2,000,000    2,042,500
  James River Corp...........  BBB-/Baa3     8.375%   11/15/01    1,250,000    1,335,938
  PSE & G Capital Corp.......   BBB/Baa2     6.740%   10/23/01    1,100,000    1,112,375
  Sears Roebuck Acceptance
    Corp.....................    A-/A2       7.000%   06/15/07    1,500,000    1,554,375
  TCI Communications Inc.....   BBB/Ba1      6.375%   09/15/99      950,000      951,188
  The Money Store Home Equity
    Trust, Series
    1996 -- B................   AAA/Aaa      7.380%   05/15/17    3,500,000    3,571,148
  Time Warner, Inc...........   BBB-/Ba1     7.950%   02/01/00    1,200,000    1,245,000
  Williams Cos., Inc.........  BBB-/Baa2     6.125%   02/01/01    1,000,000      998,750
                                                                              ----------
                                                                              34,771,694
                                                                              ----------
MEDIUM TERM NOTES -- 2.1%
  Banco Latinoamericano,
    144A++...................   NR/Baa2      6.590%   10/16/01    1,400,000    1,393,000
  Bear Stearns & Co..........     A/A2       6.125%   02/01/03    1,100,000    1,086,250
  Korea Development Bank.....   BB+/Ba1      7.125%   09/17/01    1,550,000    1,439,563
  Paine Webber Group, Inc....  BBB+/Baa1     7.015%   02/10/04    1,250,000    1,278,125
                                                                              ----------
                                                                               5,196,938
                                                                              ----------
Total Corporate Obligations (Cost $39,433,070).............................   39,968,632
                                                                              ----------

---------------
See Notes to Financial Statements.

                                                      MATURITY   PRINCIPAL      VALUE
                                             RATE       DATE       AMOUNT      (NOTE 2)
                                            -------   --------   ----------   ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.2%
  Federal Home Loan Mortgage
    Corp. Pool #297505......                 8.000%   06/01/17   $    9,082   $    9,593
  Federal Home Loan Mortgage
    Corp. Pool #533301......                10.500%   04/01/19       18,764       20,641
  Federal Home Loan Mortgage
    Corp. Pool #544066......                 8.000%   12/01/19        7,775        8,184
  Federal National Mortgage
    Association Pool #1997-
    M5 Cl-C.................                 6.740%   08/25/07    2,000,000    2,036,620
  FGLMC Pool #D66935........                 7.500%   01/01/26      305,429      314,019
  FGLMC Pool #D66969........                 7.500%   01/01/26      735,224      756,361
  FGLMC Pool #D68671........                 7.500%   02/01/26      528,148      543,002
  FGLMC Pool #D69671........                 7.500%   03/01/26       27,416       28,196
  FGLMC Pool #D69839........                 7.500%   04/01/26      455,663      468,621
  FGLMC Pool #D69930........                 7.500%   04/01/26      382,236      393,106
  FGLMC Pool #D70086........                 7.500%   04/01/26      507,491      521,923
  FGLMC Pool #D70402........                 7.500%   03/01/26       93,310       96,080
  FGLMC Pool #D71116........                 7.500%   05/01/26       96,290       98,998
  FGLMC Pool #D71404........                 7.500%   05/01/26    1,156,727    1,189,621
  FHLMC Pool #E60891........                 6.500%   07/01/10    2,728,208    2,750,374
  FHLMC Pool #G10304........                 6.500%   04/01/09      714,797      717,701
  FNCI Pool #400028.........                 6.500%   02/01/13    3,000,000    3,010,313
  FNCL Pool #251116.........                 8.000%   08/01/27    6,677,014    6,921,142
  FNCL Pool #313349.........                10.000%   01/01/27    1,109,983    1,204,678
  FNCL Pool #325602.........                 6.500%   10/01/10      421,022      424,048
  GNMA Pool #146301.........                10.000%   02/15/16       62,957       69,115
  GNMA Pool #187160.........                 7.000%   03/01/28   10,500,000   10,618,125
  GNSF Pool #231236.........                 9.000%   01/15/20      232,624      253,269
  GNSF Pool #234214.........                 8.000%   03/15/20       97,921      102,879
  GNSF Pool #258039.........                 9.000%   01/15/20      179,566      195,502
  GNSF Pool #276635.........                 9.000%   10/15/19      208,872      227,409
  GNSF Pool #278853.........                 9.000%   11/15/19      301,987      328,788
  GNSF Pool #283578.........                 8.000%   01/15/20       64,353       67,611
  GNSF Pool #295283.........                 7.500%   11/15/22      704,265      727,374
  GNSF Pool #311456.........                 8.000%   04/15/22      462,647      483,610
  GNSF Pool #312656.........                 8.000%   02/15/22      345,837      361,832
  GNSF Pool #316108.........                 8.000%   03/15/22      392,371      410,396
  GNSF Pool #316859.........                 8.000%   03/15/22      686,448      717,767
  GNSF Pool #317275.........                 8.000%   02/15/22       12,443       13,015
  GNSF Pool #318567.........                 8.000%   01/15/22       13,644       14,279
  GNSF Pool #321799.........                 8.000%   04/15/22      378,404      395,550
  GNSF Pool #323085.........                 8.000%   05/15/22      778,828      814,118
  GNSF Pool #326465.........                 7.000%   11/15/23      966,375      981,777
  GNSF Pool #342065.........                 8.000%   11/15/22      298,631      311,509

---------------
See Notes to Financial Statements.

                                                      MATURITY   PRINCIPAL      VALUE
                                             RATE       DATE       AMOUNT      (NOTE 2)
                                            -------   --------   ----------   ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)

  GNSF Pool #350519.........                    7.000%    06/15/23   $    17,460  $    17,744
  GNSF Pool #369671.........                    7.000%    12/15/23     2,030,952    2,063,320
  GNSF Pool #371045.........                    8.000%    02/15/24       232,488      242,151
  GNSF Pool #373336.........                    7.500%    05/15/22       609,550      628,789
  GNSF Pool #373346.........                    7.500%    06/15/22       677,934      699,332
  GNSF Pool #388995.........                    7.500%    07/15/22       797,372      822,539
  GNSF Pool #389002.........                    7.500%    08/15/22       608,161      627,356
  GNSF Pool #780227.........                    8.000%    12/15/22       164,554      171,188
  GNSF Pool #780330.........                    9.000%    12/15/19     1,048,306    1,136,101
                                                                                  -----------
Total U.S. Government Agency Obligations (Cost $44,344,593).....................   45,015,666
                                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
  Vendee Mortgage Trust,
    Series 1998-1, Class 2,
    Interest Only Obligation
    (Cost $1,222,827).......                    0.455%    02/15/28    53,505,678    1,230,631
                                                                                  -----------
CERTIFICATES OF DEPOSIT -- YANKEE -- 0.7%
  BHP Finance+ (Cost
    $1,553,415).............                    6.420%    03/01/26     1,600,000    1,626,000
                                                                                  -----------
U.S. GOVERNMENT OBLIGATIONS -- 5.3%
U.S. TREASURY BONDS -- 3.3%
  U.S. Treasury Bond........                    8.125%    08/15/21     6,000,000    7,571,879
  U.S. Treasury Bond........                    6.375%    08/15/27       500,000      529,750
                                                                                  -----------
                                                                                    8,101,629
                                                                                  -----------
U.S. TREASURY STRIPS -- 2.0%
  U.S. Treasury Strips*.....                   6.050%*    02/15/13     5,900,000    2,433,926
  U.S. Treasury Strips*.....                   6.180%*    08/15/23    12,000,000    2,645,279
                                                                                  -----------
                                                                                    5,079,205
                                                                                  -----------
Total U.S. Treasury Obligations (Cost $12,444,249)..............................   13,180,834
                                                                                  -----------

                                                                           VALUE
                                                             SHARES        NOTES
                                                            ---------   ------------
TEMPORARY INVESTMENTS -- 5.4%
  Temporary Investment Cash Fund..........................  6,747,969   $  6,747,969
  Temporary Investment Fund...............................  6,747,969      6,747,969
                                                                        ------------
Total Temporary Investments (Cost $13,495,939)............                13,495,938
                                                                        ------------
TOTAL INVESTMENTS -- 104.1% (COST $216,952,886)(A)........               257,997,775
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.1%)...........               (10,199,247)
                                                                        ------------
NET ASSETS -- 100.0%......................................              $247,798,528
                                                                        ============

---------------
See Notes to Financial Statements.

---------------

Percentages indicated are based on net assets of $247,798,528.
(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............................  $43,391,541
Unrealized depreciation..............................  $(2,346,652)
                                                       -----------
Net unrealized appreciation..........................  $41,044,889
                                                       ===========

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.2% of net assets.
FGLMC -- Federal Home Loan Mortgage Corporation  -- Gold.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNCI -- Federal National Mortgage Association -- 15 Year Fixed.
FNCL -- Federal National Mortgage Association -- 30 Year Fixed.
GNMA -- Government National Mortgage Association.
GNSF -- Government National Mortgage Association -- 30 Year Fixed.
ZCB -- Zero Coupon Bond.
NR -- Not Rated.
*  Effective Yield.
** Non-income producing security.
(dagger)  Foreign Issuer.
(double dagger) Private Placement Security.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------



ASSETS:
 Investment in securities, at value (cost $216,952,886).....  $257,997,775
 Interest and dividends receivable..........................     1,144,638
 Receivable for capital shares sold.........................       283,099
 Receivable for investment securities sold..................     1,316,492
 Prepaid expenses...........................................           898
                                                              ------------
Total Assets................................................   260,742,902
                                                              ------------
LIABILITIES:
 Payable for capital shares redeemed........................       399,083
 Payable for investment securities purchased................    12,219,945
 Investment advisory fees payable...........................        74,915
 Administration fees payable................................        57,532
 Shareholder service fees payable (A Shares)................         9,262
 Shareholder service fees payable (K Shares)................           309
 Shareholder service fees payable (SRF Shares)..............        37,603
 Audit fees payable.........................................        35,301
 Distribution fees payable (K Shares).......................           990
 Transfer agent fees payable................................        10,516
 Other accrued expenses.....................................        98,918
                                                              ------------
Total Liabilities...........................................    12,944,374
                                                              ------------
NET ASSETS..................................................  $247,798,528
                                                              ============
Net Assets:
 A Shares...................................................  $ 49,239,679
 K Shares...................................................     1,666,565
 SRF Shares.................................................   196,892,284
                                                              ------------
Total.......................................................  $247,798,528
                                                              ============
Shares Outstanding ($0.001 par value, 400 million shares
 authorized):
 A Shares...................................................     2,299,985
 K Shares...................................................        78,014
 SRF Shares.................................................    11,841,110
                                                              ------------
Total.......................................................    14,219,109
                                                              ============
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................  $      21.41
                                                              ============
 Maximum Sales Charge (A Shares)............................         4.50%
   Maximum Offering Price per share (A Shares) (Net Asset
    Value of A Shares/(100% -- Maximum Sales Charge)).......  $      22.42
                                                              ============
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................  $      21.36
                                                              ============
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................  $      16.63
                                                              ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $      1,422
 Additional paid-in capital.................................   201,307,487
 Accumulated undistributed net investment income............       951,491
 Accumulated net realized gains on investment
   transactions.............................................     4,493,239
 Net unrealized appreciation on investments.................    41,044,889
                                                              ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $247,798,528
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Investment Income from Master Investment Trust, Series
   I -- Asset Allocation Portfolio (a):
   Interest income..........................................  $   337,434
   Dividend income..........................................       98,956
                                                              -----------
                                                                  436,390
                                                              -----------
 Expenses...................................................       30,161
 Less: Fee waivers and expense reimbursements...............      (15,096)
                                                              -----------
                                                                   15,065
                                                              -----------
Net Investment Income from Master Investment Trust, Series
 I -- Asset Allocation Portfolio............................      421,325
 Interest income............................................    4,684,847
 Dividend income............................................    1,210,143
                                                              -----------
Total Income................................................    6,316,315
                                                              -----------
EXPENSES:
 Investment advisory fees...................................      650,191
 Administration fees........................................      258,691
 Administrative and Shareholder service fees (K Shares).....        2,466
 Shareholder service fees (A Shares)........................      103,328
 Shareholder service fees (SRF Shares) (b)..................      325,357
 Distribution fees (K Shares)...............................        4,923
 Accounting fees............................................       85,965
 Custodian fees.............................................       33,250
 Transfer agent fees........................................       65,521
 Registration fees..........................................       39,214
 Reports to shareholders....................................       81,963
 Amortization of organization costs.........................       13,826
 Audit fees.................................................       10,199
 Legal fees.................................................        1,537
 Directors' fees............................................       11,159
 Other expenses.............................................        3,250
                                                              -----------
   Total Expenses...........................................    1,690,840
 Less: Fee waivers and expense reimbursements...............      (31,996)
                                                              -----------
Total Net Expenses..........................................    1,658,844
                                                              -----------
NET INVESTMENT INCOME.......................................    4,657,471
                                                              -----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS (A):
 Net realized gains on investment transactions..............   16,121,025
 Net change in unrealized appreciation on investments.......   10,917,084
                                                              -----------
 Net realized/unrealized gains on investments...............   27,038,109
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $31,695,580
                                                              ===========

---------------

(a) On June 23, 1997, the Fund withdrew its investments in Master Investment Trust Series I and engaged Bank of America to manage its investments directly.

(b) SRF Shares were first issued on June 23, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                       ---------------------------
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1998           1997
                                                       ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............................  $  4,657,471   $    712,729
  Net realized gain on investment transactions.......    16,121,025      2,440,559
  Net change in unrealized appreciation on
    investments......................................    10,917,084      1,517,990
                                                       ------------   ------------
Change in net assets resulting from operations.......    31,695,580      4,671,278
                                                       ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares.........................................      (948,423)      (682,373)
    K Shares.........................................       (16,758)        (3,691)(a)
    SRF Shares (b)...................................    (2,815,255)            --
  Net realized gains from investment transactions
    A Shares.........................................    (3,507,686)      (998,763)
    K Shares.........................................       (82,265)       (15,739)(a)
    SRF Shares (b)...................................    (9,820,897)            --
                                                       ------------   ------------
Change in net assets from shareholder
  distributions......................................   (17,191,284)    (1,700,566)
                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued........................   208,437,645     15,869,326
  Dividends reinvested...............................    16,979,819      1,651,877
  Cost of shares redeemed............................   (27,709,016)    (7,260,804)
                                                       ------------   ------------
Change in net assets from capital share
  transactions.......................................   197,708,448     10,260,399
                                                       ------------   ------------
Change in net assets.................................   212,212,744     13,231,111
NET ASSETS
  Beginning of Year..................................    35,585,784     22,354,673
                                                       ------------   ------------
  End of Year (including undistributed net investment
    income of $951,491 and $137,447,
    respectively.)...................................  $247,798,528   $ 35,585,784
                                                       ============   ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Period from June 23, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
For the year ended February 28, 1998
--------------------------------------------------------------------------------


ASSETS:
 Investment in Master Investment Trust, Series I -- Blue
   Chip Portfolio, at value.................................  $665,788,485
 Prepaid expenses...........................................         3,099
                                                              ------------
Total Assets................................................   665,791,584
                                                              ------------
LIABILITIES:
 Dividend payable...........................................         3,102
 Administration fees........................................        74,035
 Transfer agent fees payable................................        94,923
 Shareholder service fees payable (A Shares)................        52,553
 Shareholder service fees payable (K Shares)................         1,212
 Shareholder service fees payable (SRF Shares)..............        68,145
 Audit fees payable.........................................         4,700
 Fund accounting fees and expense payable...................         4,849
 Legal fees payable.........................................         4,640
 Other accrued expenses.....................................        68,245
                                                              ------------
Total Liabilities...........................................       376,404
                                                              ------------
NET ASSETS..................................................  $665,415,180
                                                              ============
Net Assets:
 A Shares...................................................  $288,256,185
 K Shares...................................................     6,850,942
 SRF Shares.................................................   370,308,053
                                                              ------------
Total.......................................................  $665,415,180
                                                              ============
Shares Outstanding ($0.001 par value, 300 million shares
 authorized):
 A Shares...................................................     9,640,840
 K Shares...................................................       229,946
 SRF Shares.................................................    13,960,375
                                                              ------------
Total.......................................................    23,831,161
                                                              ============
NET ASSET VALUE:
 A Shares -- Net asset value and redemption price per
   share....................................................  $      29.90
                                                              ------------
 Maximum Sales Charge (A Shares)............................          4.50%
 Maximum Offering Price (A Shares)
   (Net Asset Value of A Shares/(100% -- Maximum Sales
     Charge))...............................................  $      31.31
                                                              ------------
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................  $      29.79
                                                              ------------
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................  $      26.53
                                                              ------------
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     23,831
 Additional paid-in capital.................................   483,600,873
 Undistributed investment income............................       636,250
 Accumulated net realized gains on investment
   transactions.............................................    12,272,687
 Net unrealized appreciation on investments.................   168,881,539
                                                              ------------
NET ASSETS, FEBRUARY 28, 1998...............................  $665,415,180
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investment in Master Investment Trust, Series
   I -- Investment Grade Bond Portfolio, at value...........  $77,809,358
 Prepaid expenses...........................................        1,266
                                                              -----------
Total Assets................................................   77,810,624
                                                              -----------
LIABILITIES:
 Dividends payable..........................................      127,215
 Administration fees payable................................        8,968
 Shareholder service fees payable (A Shares, K Shares, and
   SRF Shares)                                                     24,505
 Distribution fees payable (K shares).......................          532
 Reports to shareholders expenses payable...................       40,000
 Transfer agent fees payable................................       10,116
 Audit fees payable.........................................        7,349
 Other accrued expenses.....................................       42,474
                                                              -----------
Total Liabilities...........................................      261,159
                                                              -----------
NET ASSETS..................................................  $77,549,465
                                                              ===========
Net Assets:
 A Shares...................................................  $41,874,875
 K Shares...................................................      513,286
 SRF Shares.................................................   35,161,304
                                                              -----------
Total.......................................................  $77,549,465
                                                              ===========
Shares Outstanding ($0.001 par value, and 300 million shares authorized):
 A Shares...................................................    4,322,374
 K Shares...................................................       52,791
 SRF Shares.................................................    3,233,868
                                                              -----------
Total.......................................................    7,609,033
                                                              ===========
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................        $9.69
                                                              ===========
 Maximum Sales Charge (A Shares)............................         4.50%
 Maximum Offering Price per share (A Shares) (Net Asset
   Value of A Shares/ (100% -- Maximum Sales Charge)).......       $10.15
                                                              ===========
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................        $9.72
                                                              ===========
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................       $10.87
                                                              ===========
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     7,609
 Additional paid-in capital.................................   76,827,474
 Accumulated undistributed net investment income............       34,547
 Accumulated net realized gains on investment
   transactions.............................................       22,298
 Net unrealized appreciation on investments.................      657,537
                                                              -----------
NET ASSETS, FEBRUARY 28, 1998...............................  $77,549,465
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Operations
February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Investment Income from Master Investment Trust,
    Series I -- Blue Chip Portfolio:
      Dividend income....................................... $  7,368,293
      Interest income.......................................      624,972
                                                              -----------
                                                                7,993,265
                                                              -----------
  Expenses..................................................    2,882,413
  Less: Fee waivers and expense reimbursements..............      (33,438)
                                                              -----------
                                                                2,848,975
                                                              -----------
Net Investment Income from Master Investment Trust, Series
  I -- Blue Chip Portfolio..................................    5,144,290
                                                              -----------
EXPENSES:
  Shareholder service fees (A Shares).......................      539,237
  Shareholder service fees (K Shares).......................        8,457
  Shareholder service fees (SRF Shares).....................      576,234
  Distribution fees (K Shares)..............................       16,862(a)
  Administration fees.......................................      673,969
  Transfer agent fees.......................................      332,532
  Reports to shareholders...................................      159,406
  Fund accounting fees and expenses.........................       50,279
  Legal fees................................................       14,066
  Other expenses............................................       63,637
                                                              -----------
      Total Expenses........................................    2,434,679
Less: Fee waivers and expense reimbursements................     (509,502)
                                                              -----------
  Total Net Expenses........................................    1,925,177
                                                              -----------
NET INVESTMENT INCOME.......................................    3,219,113
                                                              -----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS FROM MASTER
  INVESTMENT TRUST, SERIES I -- BLUE CHIP PORTFOLIO:
      Net realized gains on investment transactions.........   45,222,647
      Net change in unrealized appreciation on
        investments.........................................   72,902,865
                                                              -----------
Net realized/unrealized gains on investments from Master
  Investment Trust, Series I -- Blue Chip Portfolio.........  118,125,572
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............ $121,344,625

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I --
  Investment Grade Bond Portfolio:
  Interest Income...........................................  $3,770,380
                                                              ----------
  Expenses..................................................     205,307
  Less: Fee waivers and expense reimbursements..............     (20,793)
                                                              ----------
                                                                 184,514
                                                              ----------
Net Investment Income from Master Investment Trust, Series
  I -- Investment Grade Bond Portfolio......................   3,585,866
                                                              ----------
EXPENSES:
  Administration fees.......................................      94,118
  Shareholder service fees (A Shares).......................      85,538
  Shareholder service fees (K Shares).......................       1,035
  Shareholder service fees (SRF Shares).....................      62,182(a)
  Registration fees.........................................      27,231
  Distribution fees (K Shares)..............................       2,060
  Transfer agent fees.......................................      33,916
  Fund accounting fees and expenses.........................      48,518
  Reports to shareholders...................................      35,191
  Amortization of organization costs........................      15,825
  Audit fees................................................      11,687
  Legal fees................................................       9,384
  Directors fees............................................       1,158
  Other operating expenses..................................       6,090
                                                              ----------
    Total Expenses..........................................     433,933
  Less: Fee waivers and reimbursements......................     (72,439)
                                                              ----------
Total Net Expenses..........................................     361,494
                                                              ----------
NET INVESTMENT INCOME.......................................   3,224,372
                                                              ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS FROM MASTER
  INVESTMENT TRUST, SERIES I -- INVESTMENT GRADE BOND
  PORTFOLIO
  Net realized gain on investment transactions..............     185,294
  Net change in unrealized appreciation on investments......     785,462
                                                              ----------
  Net realized/unrealized gains on investments from Master
    Investment Trust Series I -- Investment Grade Bond
    Portfolio...............................................     970,756
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $4,195,128
                                                              ==========

---------------

(a) On June 23, 1997, The Bond Fund of Seafirst Retirement Funds withdrew its investments in Master Investment Trust Series I and merged its assets with the Intermediate Bond Fund creating a new class of SRF Shares on that date.
See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        FEBRUARY 28,   FEBRUARY 28,
                                                            1998           1997
                                                        ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $  3,219,113   $  1,022,481
  Net realized gains on investment transactions.......    45,222,647     14,059,189
  Net change in unrealized appreciation on
    investments.......................................    72,902,865     12,101,556
                                                        ------------   ------------
  Change in net assets resulting from operations......   121,344,625     27,183,226
                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares..........................................    (1,127,669)      (980,276)
    K Shares..........................................        (3,838)          (998)(a)
    SRF Shares........................................    (1,629,501)            -- (b)
  Net realized gains from investment transactions:
    A Shares..........................................   (24,949,427)    (2,731,645)
    K Shares..........................................      (388,442)        (8,357)(a)
    SRF Shares........................................   (19,671,559)            -- (b)
                                                        ------------   ------------
Change in net assets from shareholder distributions...   (47,770,436)    (3,721,276)
                                                        ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................   475,502,874     87,766,406
  Dividends reinvested................................    44,254,196      3,417,983
  Cost of shares redeemed.............................   (82,117,652)   (27,378,220)
                                                        ------------   ------------
Change in net assets from capital share
  transactions........................................   437,639,418     63,806,169
                                                        ------------   ------------
Change in net assets..................................   511,213,607     87,268,119
NET ASSETS:
  Beginning of Year...................................   154,201,573     66,933,454
                                                        ------------   ------------
  End of Year (including undistributed net investment
    income of $636,250, and $178,145,
    respectively.)....................................  $665,415,180   $154,201,573
                                                        ============   ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Period from June 23, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                      ----------------------------
                                                      FEBRUARY 28,    FEBRUARY 28,
                                                          1998            1997
                                                      ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................  $ 3,224,372     $   878,883
  Net realized gains/(losses) on investment
    transactions....................................      185,294        (159,361)
  Net change in unrealized
    appreciation/(depreciation) on investments......      785,462         (86,639)
                                                      -----------     -----------
  Change in net assets resulting from operations....    4,195,128         632,883
                                                      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares........................................   (1,917,899)       (874,813)
    K Shares........................................      (19,507)         (4,070)(a)
    SRF Shares......................................   (1,259,022)(b)          --
  Net realized gains from investment transactions:
    A Shares........................................           --         (93,821)
    K Shares........................................           --              (7)(a)
    SRF Shares......................................           --              --
                                                      -----------     -----------
Change in net assets from shareholder
  distributions.....................................   (3,196,428)       (972,711)
                                                      -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.......................   68,314,617      16,917,463
  Dividends reinvested..............................    1,826,828         488,201
  Cost of shares redeemed...........................  (16,859,701)     (6,976,214)
                                                      -----------     -----------
Change in net assets from capital share
  transactions......................................   53,281,744      10,429,450
                                                      -----------     -----------
Change in net assets................................   54,280,444      10,089,622
NET ASSETS:
  Beginning of Year.................................   23,269,021      13,179,399
                                                      -----------     -----------
  End of Year (including undistributed net
    investment income of $34,547 and $4,095,
    respectively)...................................  $77,549,465     $23,269,021
                                                      ===========     ===========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) On June 23, 1997, The Bond Fund of Seafirst Retirement Funds withdrew its investments in Master Investment Trust Series I and merged its assets with the Intermediate Bond Fund creating a new class of SRF Shares on that date.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Asset Allocation Fund (the "Asset Allocation Fund"), Pacific Horizon Blue Chip Fund (the "Blue Chip Fund"), and Pacific Horizon Intermediate Bond Fund (the "Intermediate Bond Fund"), collectively the "Funds", individually the "Fund".

    On June 23, 1997, the Seafirst Asset Allocation Fund, the Seafirst Blue Chip Fund and the Seafirst Bond Fund were reorganized with the Asset Allocation Fund, the Blue Chip Fund and the Intermediate Bond Fund, respectively, pursuant to a tax free reorganization. Pursuant to the terms of the reorganization, the Seafirst Asset Allocation Fund transferred all of its assets and liabilities, including $27,278,341 unrealized appreciation, to the Asset Allocation Fund in exchange for SRF Shares of the Asset Allocation Fund. In connection with the reorganization, the Seafirst Asset Allocation Fund's shareholders received 11,715,709 SRF shares of the Asset Allocation Fund (valued at $185,025,928). The aggregate net assets of the Asset Allocation Fund and the Seafirst Asset Allocation Fund immediately before the reorganization were $40,269,960 and $185,025,928, respectively. Immediately following the reorganization the net assets of the Asset Allocation Fund were $225,295,888. Pursuant to the terms of the reorganization, the Seafirst Blue Chip Fund transferred all of its assets and liabilities, including $77,389,390 unrealized appreciation, to the Blue Chip Fund in exchange for SRF Shares of the Blue Chip Fund. In connection with the reorganization, the Seafirst Blue Chip Fund's shareholders received 13,220,970 SRF shares of the Blue Chip Fund (valued at $317,544,783). The aggregate net assets of the Blue Chip Fund and the Seafirst Blue Chip Fund immediately before the reorganization were $198,168,133 and $317,544,783, respectively. Immediately following the reorganization the net assets of the Blue Chip Fund were $515,712,916. Pursuant to the terms of the reorganization, the Seafirst Bond Fund transferred all of its assets and liabilities, including $123,475 unrealized appreciation, to the Intermediate Bond Fund in exchange for SRF Shares of the Intermediate Bond Fund. In connection with the reorganization, the Seafirst Bond Fund's shareholders received 3,440,150 SRF shares of the Intermediate Bond Fund (valued at $36,928,027). The aggregate net assets of the Intermediate Bond Fund and the Seafirst Bond Fund immediately before the reorganization were $29,466,360 and $36,928,027, respectively. Immediately following the reorganization the net assets of the Intermediate Bond Fund were $66,394,387. As a result of this reorganization the Asset Allocation Fund, the Blue Chip Fund and the Intermediate Bond Fund began issuing three classes of shares: A shares, K shares (effective July 22, 1996) and SRF shares. Additionally, A Shares and SRF Shares have a Shareholder Services Plan, while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Asset Allocation Fund seeks to obtain long term growth from capital appreciation, dividends and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents. The Blue Chip Fund and the Intermediate Bond Fund seek to achieve their investment objective by investing substantially all of their assets in the Blue Chip Portfolio and the Investment Grade Bond Portfolio, respectively (individually the "Portfolio", collectively the "Portfolios") of the Master Investment Trust, Series I (the "Trust"). The Trust is an open-ended management company that has the same investment objectives as that of the Blue Chip Fund and the Intermediate Bond Fund. The value of the Blue Chip Fund's and the Intermediate Bond Fund's investment in the Portfolios included in the accompanying Statement of Assets and Liabilities reflects the Funds' proportionate beneficial interest in the net assets of the Portfolios. At February 28, 1998, the Blue Chip Fund and the Intermediate Bond Fund held proportionate interests in the corresponding Portfolios in the following amounts:

Blue Chip Fund.............................................................92.6%
Bond Fund..................................................................62.0%

    The financial statements of each Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's and the Intermediate Bond Fund's financial statements.

    Prior to June 23, 1997, the Asset Allocation Fund sought to achieve its investment objective by investing substantially all of its assets in the Asset Allocation Portfolio of the Trust, which had the same investment objective as that of the Fund. Effective June 23, 1997, the Fund withdrew its investment in the Asset Allocation Portfolio and began investing its assets directly in securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment advisor. On September 15, 1997, Bank of America assumed the responsibility of administrator for each of the Funds pursuant to the terms of an

Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997, the BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, served as the Funds' administrator.

    Bank of America has entered into an agreement with PFPC, Inc.("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, among other things, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by PFPC for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor"), also a wholly-owned subsidiary of BISYS, served as distributor of the Funds. Additionally, on October 24, 1997, PFPC assumed responsibility as the Funds' transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS, served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those of estimates.

PORTFOLIO VALUATIONS:

    The Asset Allocation Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of the valuation. Bid price is used when no ask price is available. The Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

    The valuation of securities of the Blue Chip Fund's and Intermediate Bond Fund's investments in the Portfolios are discussed in Note 2 of the Portfolios.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    Subsequent to June 23, 1997, the Asset Allocation Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

    The Blue Chip Fund, Intermediate Bond Fund, and prior to June 23, 1997, the Asset Allocation Fund, record their share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Funds incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Asset Allocation Fund and Blue Chip Fund net investment income is declared and paid as a dividend, quarterly, to shareholders of record at the close of business on record date. The Intermediate Bond Fund's net investment income is declared monthly and paid within five business days after the end of each month as a dividend to shareholders of record. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital due to reclassification of paydowns:

                                                     ACCUMULATED       ACCUMULATED
                                                    UNDISTRIBUTED      NET REALIZED
                                                    NET INVESTMENT     GAIN/(LOSS)
                                                        INCOME        ON INVESTMENTS
                                                    --------------    --------------
Asset Allocation Fund.............................     $(62,991)         $62,991
Intermediate Bond Fund............................        2,508           (2,508)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    During the year, the Intermediate Bond Fund utilized $160,488 of its available capital loss carryover to offset realized capital gains for Federal income tax purposes.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Asset Allocation Fund has an Investment Advisory Agreement with Bank of America. The Funds have Administration Agreement with Bank of America and a Distribution Agreement with PDI. For the period ended September 15, 1997, the Funds had an Administration Agreement with BISYS and a Distribution Agreement with the Former Distributor.

    Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Asset Allocation Fund which is accrued daily and payable monthly, at an annual rate of 0.40% of the average daily net assets.

    Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Funds. For the period March 1, 1997 through September 15, 1997, the Funds had an Administration Agreement with BISYS. Administration fees paid to BISYS were at the same rate as those currently paid to Bank of America. For the period ended February 28, 1998, Bank of America waived $4,035 of administration fees for the Intermediate Bond Fund. For the period ended September 15, 1997, BISYS agreed to waive $17,413, $73,397 and $35,332 of its fees as Administrator for the Asset Allocation Fund, Blue Chip Fund and the Intermediate Bond Fund, respectively.

    For the year ended February 28, 1998, PDI and the Former Distributor advised the Funds that it retained $10,024, $91,344 and $505 from commissions earned on sales of shares of the Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $80,281, $709,034 and $3,950 from commissions earned on sales of shares of the Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays PDI and the Former Distributor for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1998, Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund incurred charges of $103,328, $539,237 and $85,538, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI and the Former Distributor retained $3,724, $32,170 and $9,818 from the Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund, respectively, and affiliates of Bank of America retained $86,340, $476,702 and $40,786, respectively. For the same period, shareholder services fee of $2,708 and $26,307 were waived by the Asset Allocation Fund and the Intermediate Bond Fund, respectively. The Plan provides that if, in any month, the fees paid to PDI and the Former Distributor are less than the costs incurred by PDI and the Former Distributor, the excess costs will be included in future computations of the fee, provided that any excess cost will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds paid PDI and the Former Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by PDI and the Former Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1998, the Asset Allocation Fund, Blue Chip Fund and the Intermediate Bond Fund incurred charges of $7,389, $25,319 and $3,095, respectively, pursuant to the Distribution and Administrative Plans. For the year ended February 28, 1998, PDI and the Former Distributor retained $1,393 and $462 for the Asset Allocation Fund and Intermediate Bond Fund, respectively. For the year ended February 28, 1998, shareholder services and administrative services fees of $59 and $359 were waived by the Asset Allocation Fund and Intermediate Bond Fund, respectively.

    The Funds have a Shareholder Services Plan under which the Funds pay PDI and the Former Distributor for shareholder servicing expenses incurred in connection with the SRF shares. Under the Services Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Funds' average daily net assets for SRF shares. For the year ended February 28, 1998, Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund incurred charges of $325,357, $576,234 and $62,182, pursuant to the Services Plan. The Funds were advised that of these amounts the affiliates of Bank of America retained $313,527, $140,129 and $55,252. For the same period, shareholder services fees of $11,816, $436,105 and $6,406 were waived by The Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund, respectively.

    From the period October 24, 1997 through February 28, 1998, PFPC earned $11,481, $161,721 and $5,319 from the Asset Allocation, Blue Chip and Intermediate Bond Funds, respectively, for the transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Funds as transfer agent and dividend disbursing agent for the period ended October 24, 1997. In these capacities, BISYS Ohio earned $54,040, $170,811 and $28,597 from the Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund, respectively, for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund incurred legal charges totaling $1,537, $14,066 and $9,384, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting. The Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the

Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however, a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,663, $753 and $251 for the Asset Allocation Fund, Blue Chip Fund and Intermediate Bond Fund, respectively, for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1998, the cost of purchases and the proceeds from sales of Asset Allocation Fund's securities (excluding short-term investments) amounted to $179,165,420 and $188,155,070, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of common stock of the Funds are summarized below:

                                                 ASSET ALLOCATION FUND
                                      -------------------------------------------
                                           YEAR ENDED              YEAR ENDED
                                        FEBRUARY 28, 1998      FEBRUARY 28, 1997
                                      ---------------------    ------------------
                                      SHARES       AMOUNT      SHARES     AMOUNT
                                      -------    ----------    ------    --------
A Shares (000's)
  Issued............................     734     $   14,942      825     $ 15,144
  Reinvested........................     211          4,243       90        1,632
  Redeemed..........................    (441)        (8,989)    (395)      (7,251)
                                      -------    ----------    ------    --------
Net increase........................     504     $   10,196      520     $  9,525
                                      =======    ==========    ======    ========
K Shares
  Issued............................  58,580     $1,194,200    37,991    $724,963
  Reinvested........................   4,918         99,023    1,051       19,438
  Redeemed..........................  (24,034)     (485,133)    (491)      (9,394)
                                      -------    ----------    ------    --------
Net increase........................  39,464     $  808,090    38,551(a) $735,007(a)
                                      =======    ==========    ======    ========
SRF Shares (000)(b)
  Issued............................  12,164     $  192,302       --     $     --
  Reinvested........................     797         12,637       --           --
  Redeemed..........................  (1,120)       (18,235)      --           --
                                      -------    ----------    ------    --------
Net Increase........................  11,841     $  186,704       --     $     --
                                      =======    ==========    ======    ========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from June 23, 1997 (inception date) to February 28, 1998.

                                                    BLUE CHIP FUND
                                     ---------------------------------------------
                                          YEAR ENDED               YEAR ENDED
                                       FEBRUARY 28, 1998       FEBRUARY 28, 1997
                                     ---------------------    --------------------
                                     SHARES       AMOUNT      SHARES      AMOUNT
                                     -------    ----------    ------    ----------
A Shares (000's)
  Issued...........................   4,831     $  131,727    3,838     $   86,308
  Reinvested.......................     835         22,562      152          3,409
  Redeemed.........................  (2,082)       (56,813)   (1,193)      (27,364)
                                     -------    ----------    ------    ----------
Net increase.......................   3,584     $   97,476    2,797     $   62,353
                                     =======    ==========    ======    ==========
K Shares
  Issued...........................  186,266    $5,146,299    57,851    $1,458,223
  Reinvested.......................  14,517        392,327      405          9,313
  Redeemed.........................  (28,532)     (785,092)    (561)       (13,822)
                                     -------    ----------    ------    ----------
Net increase.......................  172,251    $4,753,534    57,695(a) $1,453,714(a)
                                     =======    ==========    ======    ==========
SRF Shares(000's)(b)
  Issued...........................  14,066     $  338,628       --     $       --
  Reinvested.......................     875         21,300       --             --
  Redeemed.........................    (981)       (24,519)      --             --
                                     -------    ----------    ------    ----------
Net increase.......................  13,960     $  335,409       --     $       --
                                     =======    ==========    ======    ==========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from June 23, 1997 (inception date) to February 28, 1998.

                                                INTERMEDIATE BOND FUND
                                      -------------------------------------------
                                           YEAR ENDED              YEAR ENDED
                                        FEBRUARY 28, 1998      FEBRUARY 28, 1997
                                      ---------------------    ------------------
                                      SHARES       AMOUNT      SHARES     AMOUNT
                                      -------    ----------    ------    --------
A Shares (000's)
  Issued............................   3,051     $   29,325    1,730     $ 16,588
  Reinvested........................      52            496       51          485
  Redeemed..........................  (1,184)       (11,407)    (728)      (6,976)
                                      -------    ----------    ------    --------
Net increase........................   1,919     $   18,414    1,053     $ 10,097
                                      =======    ==========    ======    ========
K Shares
  Issued............................  34,286     $  329,306    34,567    $329,738
  Reinvested........................   1,822         17,516      285        2,728
  Redeemed.......................... (18,168)      (174,117)      (1)          (1)
                                      -------    ----------    ------    --------
Net increase........................  17,940     $  172,705    34,851(a) $332,465(a)
                                      =======    ==========    ======    ========
SRF Shares(000's)(b)
  Issued............................   3,617     $   38,661       --     $     --
  Reinvested........................     104          1,313       --           --
  Redeemed..........................    (487)        (5,279)      --           --
                                      -------    ----------    ------    --------
Net increase........................   3,234     $   34,695       --     $     --
                                      =======    ==========    ======    ========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from June 23, 1997 (inception date) to February 28, 1998.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR ENDED                              PERIOD
                                   ---------------------------------------------------------      ENDED
                                   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                       1998         1997(b)          1996           1995         1994(a)
                                   ------------   ------------   ------------   ------------   ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF PERIOD.............    $ 19.40        $ 17.52        $ 15.15        $ 14.84        $ 15.00
                                     -------        -------        -------        -------        -------
Income from Investment Operations:
 Net investment income...........       0.52           0.48           0.52           0.48           0.03
 Net realized and unrealized
   gains (losses) on investment
   transactions..................       3.72           2.50           2.86           0.24          (0.19)
                                     -------        -------        -------        -------        -------
Total income (loss) from
 investment operations...........       4.24           2.98           3.38           0.72          (0.16)
                                     -------        -------        -------        -------        -------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........      (0.47)         (0.46)         (0.53)         (0.41)            --
 Dividends to shareholders from
   net realized gains on
   investment transactions.......      (1.76)         (0.64)         (0.48)            --             --
                                     -------        -------        -------        -------        -------
Total Dividends and
 Distributions...................      (2.23)         (1.10)         (1.01)         (0.41)            --
                                     -------        -------        -------        -------        -------
Net change in net asset value per
 share...........................       2.01           1.88           2.37           0.31          (0.16)
                                     -------        -------        -------        -------        -------
NET ASSET VALUE PER SHARE, END OF
 PERIOD..........................    $ 21.41        $ 19.40        $ 17.52        $ 15.15        $ 14.84
                                     =======        =======        =======        =======        =======
Total return (excludes sales
 charge).........................      23.07%         17.64%         22.80%          5.03%         (1.07%)(double dagger)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period
   (000).........................    $49,240        $34,838        $22,355        $ 5,694        $   666
 Ratio of expenses to average net
   assets........................       1.03%          1.25%          0.62%          0.00%          0.00%(dagger)
 Ratio of net investment income
   (loss) to average net
   assets........................       2.67%          2.59%          3.49%          4.25%          4.20%(dagger)
 Ratio of expenses to average net
   assets*.......................       1.09%          1.94%          2.92%          7.89%         83.95%(dagger)
 Ratio of net investment income
   to average net assets*........       2.61%          1.90%          1.19%         (3.64%)       (79.75%)(dagger)
 Portfolio turnover rate.........         67%           116%           157%           142%            67%
 Average commission rate
   paid(c).......................    $0.0615        $0.0440             --             --             --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
        (dagger)  Annualized.
 (double dagger)  Not annualized.
(a)  Period from January 13, 1994 (inception date) to February
     28, 1994.
(b) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(c) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                            YEAR ENDED    PERIOD ENDED
                                                           FEBRUARY 28,   FEBRUARY 28,
                                                               1998          1997(a)
                                                           ------------   -------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD...........    $ 19.40         $ 17.23
                                                             -------         -------
Income from Investment Operations:
  Net investment income..................................       0.41            0.19
  Net realized gains/(losses) on investment
    transactions.........................................       3.66            2.80
                                                             -------         -------
Total income from investment operations..................       4.07            2.99
                                                             -------         -------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment income...      (0.36)          (0.18)
  Distributions to shareholders from net realized gains
    on investment transactions...........................      (1.75)          (0.64)
                                                             -------         -------
Total Dividends and Distributions........................      (2.11)          (0.82)
                                                             -------         -------
Net change in net asset value per share..................       1.96            2.17
                                                             -------         -------
NET ASSET VALUE PER SHARE, END OF PERIOD.................    $ 21.36         $ 19.40
                                                             =======         =======
Total return.............................................      22.10%          17.69%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)......................    $ 1,667         $   748
  Ratio of expenses to average net assets................       1.52%           1.94%(dagger)
  Ratio of net investment income to average net assets...       2.17%           2.31%(dagger)
  Ratio of expenses to average net assets*...............       1.58%           3.26%(dagger)
  Ratio of net investment income to average net
    assets*..............................................       2.11%           0.99%(dagger)
  Portfolio turnover rate................................         67%            116%
  Average commission rate paid(b)........................    $0.0615         $0.0440

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
        (dagger)  Annualized.
 (double dagger)  Not annualized.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                                 JUNE 23,
                                                                 1997(a)
                                                                 THROUGH
                                                               FEBRUARY 28,
                                                                   1998
                                                              --------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............     $  15.79
                                                                 --------
Income from Investment Operations:
  Net investment income.....................................         0.30
  Net realized and unrealized gains (losses) on investment
    transactions............................................         1.65
                                                                 --------
Total income from investment operations.....................         1.95
                                                                 --------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.24)
  Distributions to shareholders from net realized gains.....        (0.87)
                                                                 --------
Total Dividends and Distributions...........................        (1.11)
                                                                 --------
Net change in net asset value per share.....................         0.84
                                                                 --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................     $  16.63
                                                                 ========
Total Return................................................        13.56%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........................     $196,892
  Ratio of expenses to average net assets...................         0.95%(dagger)
  Ratio of net investment income (loss) to average net
    assets..................................................         2.73%(dagger)
  Ratio of expenses to average net assets*..................         0.97%(dagger)
  Ratio of net investment income to average net assets*.....         2.71%(dagger)
  Portfolio turnover rate...................................           67%(double dagger)
  Average commission rate paid(b)...........................     $ 0.0615

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
       (dagger)  Annualized.
(double dagger)  Not Annualized.
(a) Date of commencement of operations of SRF Shares of the Fund.
(b) Represents the dollar amounts of commissions paid on Portfolio transactions divided by the total number of shares purchased or sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
     Disclosure is not required for prior periods.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEAR ENDED
                                   --------------------------------------------------------------------------------
                                   FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                       1998           1997(a)            1996             1995           1994(b)
                                   ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...............    $  25.22         $  20.53         $  15.81         $  14.97         $  15.00
                                     --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income...........        0.16             0.23             0.26             0.31             0.02
 Net realized and unrealized
   gains (losses) on investment
   transactions..................        7.91             5.21             4.96             0.80            (0.05)
                                     --------         --------         --------         --------         --------
Total income (loss) from
 investment operations...........        8.07             5.44             5.22             1.11            (0.03)
                                     --------         --------         --------         --------         --------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........       (0.15)           (0.22)           (0.28)           (0.27)              --
 Dividends to shareholders from
   net realized gains on
   investment transactions.......       (3.24)           (0.53)           (0.22)              --               --
                                     --------         --------         --------         --------         --------
Total Dividends and
 Distributions...................       (3.39)           (0.75)           (0.50)           (0.27)              --
                                     --------         --------         --------         --------         --------
Net change in net asset value per
 share...........................        4.68             4.69             4.72             0.84            (0.03)
                                     --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR............................    $  29.90         $  25.22         $  20.53         $  15.81         $  14.97
                                     ========         ========         ========         ========         ========
Total return (excludes sales
 charge).........................       33.96%           27.01%           33.39%            7.60%            (0.20)%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)....................    $    288         $    153         $     67         $      6         $      1
 Ratio of expenses to average net
   assets........................        1.18%            1.28%            0.83%            0.00%            0.00%(dagger)
 Ratio of net investment income
   to average net assets.........        0.63%            0.99%            1.63%            2.46%            2.92%(dagger)
 Ratio of expenses to average net
   assets*.......................        1.22%            1.71%            2.28%            6.32%           55.00%(dagger)
 Ratio of net investment
   income/(loss) to average net
   assets*.......................        0.59%            0.56%            0.18%           (3.86%)         (52.08%)(dagger)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
        (dagger)  Annualized.
 (double dagger)  Not annualized.
(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(b)  Period from January 13, 1994 (inception date) to February
     28, 1994.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            PERIOD
                                                          YEAR ENDED        ENDED
                                                         FEBRUARY 28,    FEBRUARY 28,
                                                             1998          1997(a)
                                                         ------------    ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........     $25.20          $20.38
                                                            ------          ------
Income from Investment Operations:
  Net investment income................................       0.04            0.07
  Net realized gains on investment transactions........       7.83            5.35
                                                            ------          ------
Total income from investment operations................       7.87            5.42
                                                            ------          ------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment
    income.............................................      (0.04)          (0.07)
  Distributions to shareholders from net realized gains
    on investment transactions.........................      (3.24)          (0.53)
                                                            ------          ------
Total Dividends and Distributions......................      (3.28)          (0.60)
                                                            ------          ------
Net change in net asset value per share................       4.59            4.82
                                                            ------          ------
NET ASSET VALUE PER SHARE, END OF PERIOD...............     $29.79          $25.20
                                                            ======          ======
Total return...........................................      33.08%          26.96%(double dagger)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...............          $7             $1
  Ratio of expenses to average net assets..............       1.67%           1.92%(dagger)
  Ratio of net investment income to average net
    assets.............................................       0.12%           0.45%(dagger)
  Ratio of expenses to average net assets*.............       1.69%           2.12%(dagger)
  Ratio of net investment income to average net
    assets*............................................       0.10%           0.25%(dagger)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
        (dagger)  Annualized.
 (double dagger)  Not annualized.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                  PERIOD
                                                                 JUNE 23,
                                                              1997(a) THROUGH
                                                               FEBRUARY 28,
                                                                   1998
                                                              ---------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR................   $      24.02
                                                               ------------
Income from Investment Operations:
  Net investment income.....................................           0.14
  Net realized and unrealized gains (losses) on investment
    transactions............................................           3.99
                                                               ------------
Total income from investment operations.....................           4.13
                                                               ------------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......          (0.12)
  Distributions to shareholders from net realized gains.....          (1.50)
                                                               ------------
Total Dividends and Distributions...........................          (1.62)
                                                               ------------
NET CHANGE IN NET ASSET VALUE PER SHARE.....................           2.51
                                                               ------------
Net asset value per share, end of year......................   $      26.53
                                                               ============
Total Return................................................          19.30%(double dagger)
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)........................   $        370
  Ratio of expenses to average net assets...................           0.95%(dagger)
  Ratio of net investment income to average net assets......           0.81%(dagger)
  Ratio of expenses to average net assets*..................           1.15%(dagger)
  Ratio of net investment income to average net assets*.....           0.61%(dagger)

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Date of commencement of operations of SRF Shares of the Fund.

        (dagger) Annualized.

 (double dagger) Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED                                  PERIOD
                                     -------------------------------------------------------------        ENDED
                                     FEBRUARY 28,   FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                         1998         1997(b)            1996             1995           1994(a)
                                     ------------   ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF PERIOD...............    $  9.54        $  9.75          $  9.44           $ 9.81          $ 10.00
                                       -------        -------          -------           ------          -------
Income from Investment Operations:
 Net investment income.............       0.49           0.52             0.59             0.59             0.08
 Net realized and unrealized gain
   (loss) on investment
   transactions....................       0.20          (0.15)            0.33            (0.37)           (0.19)
                                       -------        -------          -------           ------          -------
Total income gain (loss) from
 investment operations.............       0.69           0.37             0.92             0.22            (0.11)
                                       -------        -------          -------           ------          -------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income...............      (0.51)         (0.52)           (0.59)           (0.59)           (0.08)
 Dividends to shareholders from net
   realized gains on investment
   transactions....................      (0.03)         (0.06)           (0.02)              --               --
                                       -------        -------          -------           ------          -------
Total Dividends and
 Distributions.....................      (0.54)         (0.58)           (0.61)           (0.59)           (0.08)
                                       -------        -------          -------           ------          -------
Net change in net asset value per
 share.............................       0.15          (0.21)            0.31            (0.37)           (0.19)
                                       -------        -------          -------           ------          -------
NET ASSET VALUE PER SHARE, END OF
 PERIOD............................    $  9.69        $  9.54          $  9.75           $ 9.44          $  9.81
                                       =======        =======          =======           ======          =======
Total return (excludes sales
 charge)...........................       7.40%          3.92%           10.45%            2.27%           (1.10%)(double dagger)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period
   (000)...........................    $41,875        $22,937          $13,179           $1,964          $   356
 Ratio of expenses to average net
   assets..........................       0.90%          0.75%            0.27%            0.00%            0.00%(dagger)
 Ratio of net investment income to
   average net assets..............       5.50%          5.45%            6.13%            6.43%            5.70%(dagger)
 Ratio of expenses to average net
   assets*.........................       1.21%          2.26%            5.00%           17.95%          160.20%(dagger)
 Ratio of net investment income
   (loss) to average net assets*...       5.19%          3.94%            1.40%          (11.52)%        (154.50%)(dagger)

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
        (dagger)  Annualized.
 (double dagger)  Not Annualized.
(a)  Period from January 13, 1994 (inception date) to February
     28, 1994.
(b) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        YEAR ENDED    PERIOD ENDED
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1998         1997(a)
                                                       ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......     $9.54          $9.53
                                                          -----          -----
Income from Investment Operations:
  Net investment income..............................      0.44           0.31
  Net realized and unrealized gain on investments....      0.19           0.07
                                                          -----          -----
  Total income from investment operations............      0.63           0.38
                                                          -----          -----
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income...........................................     (0.42)         (0.31)
  Distributions to shareholders from net realized
    gains on investments.............................     (0.03)         (0.06)
                                                          -----          -----
Total Dividends and Distributions....................     (0.45)         (0.37)
                                                          -----          -----
Net change in net asset value per share..............      0.18           0.01
                                                          -----          -----
NET ASSET VALUE PER SHARE, END OF PERIOD.............     $9.72          $9.54
                                                          =====          =====
Total return.........................................      6.80%          3.73%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)..................     $ 513          $ 332
  Ratio of expenses to average net assets............      1.39%          1.43%(b)
  Ratio of net investment income to average net
    assets...........................................      4.99%          5.41%(b)
  Ratio of expenses to average net assets*...........      1.73%          2.71%(b)
  Ratio of net investment income to average net
    assets*..........................................      4.65%          4.13%(b)

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Annualized.
(c)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                  PERIOD
                                                                 JUNE 23,
                                                              1997(a) THROUGH
                                                               FEBRUARY 28,
                                                                   1998
                                                              ---------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............      $ 10.72
                                                                  -------
Income from Investment Operations:
  Net investment income.....................................         0.40
  Net realized and unrealized gain (loss) on investment
    transactions............................................         0.13
                                                                  -------
Total income gain (loss) from investment operations.........         0.53
                                                                  -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.38)
  Distributions to shareholders from net realized gains.....           --
                                                                  -------
Total Dividends and Distributions...........................        (0.38)
                                                                  -------
Net change in net asset value per share.....................         0.15
                                                                  -------
NET ASSET VALUE PER SHARE, END OF PERIOD....................      $ 10.87
                                                                  =======
Total Return................................................         4.86%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........................      $35,161
  Ratio of expenses to average net assets...................         0.95%(b)
  Ratio of net investment income (loss) to average net
    assets..................................................         5.45%(b)
  Ratio of expenses to average net assets*..................         1.07%(b)
  Ratio of net investment income to average net assets*.....         5.33%(b)

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Date of commencement of operations of SRF Shares of the Fund.
(b)  Annualized.
(c)  Not Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon Asset Allocation Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Intermediate Bond Fund (three of the seventeen portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1998
--------------------------------------------------------------------------------

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- 3.3%
DOMESTIC -- 2.5%
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  4/15/98)*.............................    A1/P1       5.595%  03/16/98   $ 50,000,000   $   50,000,000
 American Express Centurion Bank Monthly
  Variable Rate (final maturity
  6/26/98)*.............................    A1/P1       5.595%  03/26/98     25,000,000       25,000,000
 The Bank of New York...................   A1+/P1       6.100%  05/22/98     25,000,000       24,994,107
 Bank One Wisconsin N.A.................   A1+/P1       5.550%  02/26/99     25,000,000       24,966,726
 Huntington National Bank...............    A1/P1       5.940%  08/31/98     50,000,000       49,985,629
 Key Bank N.A., Monthly Variable Rate
  (final maturity 9/23/98)*.............    A1/P1       5.495%  03/23/98     22,000,000       21,986,550
 PNC Bank N.A...........................    A1/P1       6.050%  05/28/98     20,000,000       19,996,838
 Union Planters National Bank...........   P1/TBW1      6.290%  08/20/98     23,470,000       23,542,622
                                                                                          --------------
Total Domestic Bank Notes...............                                                     240,472,472
                                                                                          --------------
FOREIGN -- 0.8%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       6.000%  06/17/98     50,000,000       49,999,150

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
BANK NOTES -- (CONTINUED)
FOREIGN -- (CONTINUED)
 General Motors Acceptance Corp.........    A1/P1       7.500%  05/26/98   $ 30,000,000   $   30,129,754
                                                                                          --------------
Total Foreign Bank Notes................                                                      80,128,904
                                                                                          --------------
Total Bank Notes
 (Amortized Cost $320,601,376)..........                                                     320,601,376
                                                                                          --------------
CERTIFICATES OF DEPOSIT -- 16.6%
DOMESTIC -- 4.1%
 Bankers Trust Company, Daily Variable
  Rate (final maturity 07/21/98)*.......    A1/P1       5.650%  03/02/98     25,000,000       24,995,305
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 07/07/98)*.......    A1/P1       5.679%  03/04/98     50,000,000       49,988,154
 Bankers Trust Company, Weekly Variable
  Rate (final maturity 10/7/98)*........    A1/P1       5.859%  03/04/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.800%  04/08/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.560%  05/27/98     50,000,000       50,000,000
 Crestar Bank...........................    A1/P1       5.860%  06/15/98     25,000,000       25,000,000
 Crestar Bank...........................    A1/P1       5.860%  07/20/98     50,000,000       49,996,305
 Crestar Bank...........................    A1/P1       5.920%  10/16/98     50,000,000       49,982,008
 Morgan Guaranty Trust Company..........   A1+/P1       5.800%  07/28/98     25,000,000       24,996,092
 Morgan Guaranty Trust Company..........   A1+/P1       5.870%  08/06/98     25,000,000       24,996,895
                                                                                          --------------
                                                                                             399,954,759
                                                                                          --------------
EURO -- 1.0%
 Bank of Tokyo Mitsubishi, London
  Branch................................    A1/P1       6.040%  05/11/98     25,000,000       25,000,486
 Bayerische Landesbank Girozentrale,
  London Branch.........................   A1+/P1       5.810%  06/03/98     25,000,000       24,999,247

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
EURO -- (CONTINUED)
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.750%  04/14/98   $ 25,000,000   $   25,000,594
 Istituto Bancario San Paolo Di Torino,
  London................................    A1/P1       5.840%  06/05/98     25,000,000       25,000,648
                                                                                          --------------
                                                                                             100,000,975
                                                                                          --------------
YANKEE -- 11.5%
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       6.500%  03/04/98     50,000,000       50,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.900%  04/28/98     25,000,000       25,000,000
 Bank of Tokyo Mitsubishi, New York.....    A1/P1       5.960%  04/30/98     25,000,000       25,000,000
 Banque National de Paris, Chicago......    A1/P1       5.970%  07/01/98     25,000,000       24,993,614
 Banque National de Paris, Chicago......    A1/P1       5.890%  07/21/98     25,000,000       24,997,028
 Banque National de Paris, Chicago......    A1/P1       5.800%  07/31/98     25,000,000       24,995,018
 Banque Paribas, New York...............    A1/P1       5.660%  03/01/99     90,000,000       89,956,856
 BHF Bank of Aktiengesellschaft, New
  York, Monthly Variable Rate (final
  maturity 8/13/98)*....................    A1/P1       5.555%  03/13/98     50,000,000       49,991,203
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.865%  08/11/98     25,000,000       24,990,926
 Canadian Imperial Bank of Commerce, New
  York..................................   A1+/P1       5.880%  10/14/98     50,000,000       49,985,130
 Deutsche Bank A.G., New York...........   A1+/P1       5.940%  10/22/98     25,000,000       24,990,770
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.840%  06/15/98     75,000,000       75,051,980

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Istituto Bancario San Paolo Di Torino,
  New York..............................    A1/P1       5.870%  07/20/98   $ 50,000,000   $   49,994,458
 Landesbank Hessen-Thuringen
  Girozentrale, New York................   A1+/P1       5.940%  06/19/98     25,000,000       24,995,679
 National Bank of Canada, New York......    A1/P1       6.150%  05/15/98     44,000,000       43,995,319
 National Bank of Canada, New York......    A1/P1       6.140%  06/05/98     25,000,000       24,998,679
 Royal Bank of Canada, New York.........   A1+/P1       5.650%  03/03/98     80,000,000       79,999,376
 Royal Bank of Canada, New York.........   A1+/P1       5.630%  02/26/99     50,000,000       49,966,279
 Societe Generale Bank, New York........   A1+/P1       5.910%  10/15/98     25,000,000       24,992,534
 Societe Generale Bank, New York........   A1+/P1       5.660%  02/26/99     50,000,000       49,985,739
 Societe Generale Bank, New York........   A1+/P1       5.700%  02/26/99     50,000,000       49,980,995
 Societe Generale Bank, New York........   A1+/P1       5.690%  03/02/99     50,000,000       49,976,050
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  1/22/99)*.............................   A1+/P1       5.710%  03/02/98     25,000,000       24,989,187
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  10/23/98)*............................   A1+/P1       5.690%  03/02/98     50,000,000       49,981,269
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  6/16/98)*.............................   A1+/P1       5.700%  03/02/98     25,000,000       24,995,754
 Societe Generale Bank, New York, Daily
  Variable Rate (final maturity
  8/25/98)*.............................   A1+/P1       5.700%  03/02/98     25,000,000       24,992,976

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Westdeutsche Landesbank Girozentrole,
  New York..............................   A1+/P1       5.780%  07/31/98   $ 35,000,000   $   34,996,687
 Westpac Banking Corp., New York........   A1+/P1       5.930%  08/12/98     25,000,000       24,995,704
                                                                                          --------------
                                                                                           1,123,789,210
                                                                                          --------------
Total Certificates of Deposit (Amortized
  Cost $1,623,744,944)..................                                                   1,623,744,944
                                                                                          --------------
COMMERCIAL PAPER -- 33.2%
DOMESTIC -- 28.7%
ASSET BACKED SECURITIES -- 8.4%
 Aesop Funding Corp.....................    A1/P1       5.500%  04/15/98     50,000,000       49,656,250
 Asset Securitization Cooperative
  Corp..................................    A1/P1       5.750%  03/16/98     50,000,000       49,880,208
 CC USA Inc.............................   A1+/P1       5.590%  03/09/98     31,000,000       30,961,491
 CC USA Inc.............................   A1+/P1       5.740%  03/24/98     25,000,000       24,908,319
 CC USA Inc.............................   A1+/P1       5.585%  03/25/98     25,500,000       25,405,055
 CC USA Inc.............................   A1+/P1       5.740%  03/27/98     30,000,000       29,875,633
 CC USA Inc.............................   A1+/P1       5.590%  03/30/98     32,500,000       32,353,651
 CC USA Inc.............................   A1+/P1       5.400%  08/17/98     24,500,000       23,878,925
 Enterprise Funding Corp. (b)...........   A1+/P1       5.520%  03/06/98     23,696,000       23,677,833
 Enterprise Funding Corp. (b)...........   A1+/P1       5.490%  04/15/98     32,355,000       32,132,964
 Enterprise Funding Corp. (b)...........   A1+/P1       5.570%  04/27/98     50,000,000       49,559,042
 Republic Industries Funding Corp.......    A1/P1       5.520%  03/20/98     55,000,000       54,839,767
 Riverwoods Funding Corp................   A1+/P1       5.720%  03/11/98     50,000,000       49,920,556
 Riverwoods Funding Corp................   A1+/P1       5.510%  06/03/98    100,000,000       98,576,583
 Sigma Finance Inc......................   A1+/P1       5.540%  03/26/98     37,000,000       36,857,653
 Sigma Finance Inc......................   A1+/P1       5.475%  05/05/98     25,000,000       24,752,865
 Sigma Finance Inc......................   A1+/P1       5.490%  05/12/98     50,000,000       49,451,000
 Sigma Finance Inc......................   A1+/P1       5.400%  07/28/98     25,000,000       24,441,250

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
ASSET BACKED SECURITIES -- (CONTINUED)
 World Omni Vehicle Leasing Inc.........    A1/P1       5.515%  03/20/98   $ 50,000,000   $   49,854,465
 World Omni Vehicle Leasing Inc.........    A1/P1       5.490%  04/24/98     56,596,000       56,129,932
                                                                                          --------------
                                                                                             817,113,442
                                                                                          --------------
AUTOMOBILES -- 1.7%
 American Honda Finance Corp............    F1/P1       5.510%  05/29/98     40,000,000       39,455,122
 Daimler-Benz North America Corp........    A1/P1       5.625%  04/22/98     50,000,000       49,593,750
 General Motors Acceptance Corp.........    A1/P1       5.600%  04/20/98     25,000,000       24,805,556
 General Motors Acceptance Corp.........    A1/P1       5.650%  04/22/98     50,000,000       49,591,944
                                                                                          --------------
                                                                                             163,446,372
                                                                                          --------------
BANKING -- 2.3%
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 8/4/98)*.........    A1/P1       5.700%  03/02/98     25,000,000       25,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.760%  03/02/98     50,000,000       50,000,000
 Bankers Trust, New York, Daily Variable
  Rate (final maturity 9/4/98)*.........    A1/P1       5.780%  03/02/98     25,000,000       25,000,000
 National Australia Funding Inc.........   A1+/P1       5.460%  05/26/98     25,500,000       25,167,395
 NationsBank Corporation................    A1/P1       5.470%  04/10/98     50,000,000       49,696,111
 Unifunding Inc.........................    A1/P1       5.660%  06/02/98     50,000,000       49,268,917
                                                                                          --------------
                                                                                             224,132,423
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
BROKERAGE SERVICES -- 4.0%
 Lehman Brothers Holdings, Inc., Weekly
  Variable Rate (final maturity
  4/03/98)*.............................    A1/F1       5.799%  03/04/98   $ 50,000,000   $   50,000,000
 Lehman Brothers Holdings, Inc..........    A1/F1       5.770%  03/04/98     25,000,000       24,987,979
 Merrill Lynch & Co., Inc...............   A1+/P1       5.510%  05/20/98    100,000,000       98,790,861
 Merrill Lynch & Co., Inc...............   A1+/P1       5.650%  06/03/98     25,000,000       24,631,181
 Salomon Smith Barney Holdings Inc......    A1/P1       5.730%  03/06/98     25,000,000       24,980,104
 Salomon Smith Barney Holdings Inc......    A1/P1       5.485%  04/22/98     50,000,000       49,603,861
 Salomon Smith Barney Holdings Inc......    A1/P1       5.520%  05/07/98     50,000,000       49,486,333
 Salomon Smith Barney Holdings Inc......    A1/P1       5.415%  07/29/98     50,000,000       48,871,875
 Salomon Smith Barney Holdings Inc......    A1/P1       5.770%  03/17/98     24,775,000       24,711,466
                                                                                          --------------
                                                                                             396,063,660
                                                                                          --------------
CONGLOMERATES -- 1.3%
 B.A.T. Capital Corporation.............    F1/P1       5.760%  04/07/98     25,000,000       24,852,000
 B.A.T. Capital Corporation.............    F1/P1       5.570%  04/22/98     50,000,000       49,597,722
 B.A.T. Capital Corporation.............    F1/P1       5.560%  05/20/98     50,000,000       49,382,222
                                                                                          --------------
                                                                                             123,831,944
                                                                                          --------------
CONSUMER NON-DURABLES -- 0.4%
 Newell Co..............................    A1/D1       5.585%  03/27/98     40,000,000       39,838,656
                                                                                          --------------
ELECTRONICS -- 0.8%
 Hitachi America Ltd....................   A1+/P1       5.400%  07/15/98     31,000,000       30,367,600
 Hitachi America Ltd....................   A1+/P1       5.410%  07/31/98     20,000,000       19,543,156
 Hitachi America Ltd....................   A1+/P1       5.400%  08/21/98     25,000,000       24,351,250
                                                                                          --------------
                                                                                              74,262,006
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
FINANCE COMPANIES -- 4.7%
 BTR Dunlop Finance Inc.................    A1/P1       5.690%  03/26/98   $ 50,000,000   $   49,802,431
 BTR Dunlop Finance Inc.................    A1/P1       5.390%  07/14/98     50,000,000       48,989,375
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/20/98     50,000,000       49,385,556
 Countrywide Home Loans, Inc............    A1/F1       5.530%  05/27/98     72,950,000       71,975,084
 General Electric Capital Corp..........   A1+/P1       5.550%  04/27/98     25,000,000       24,780,312
 General Electric Capital Corp..........   A1+/P1       5.510%  05/06/98     50,000,000       49,494,917
 Safeco Credit Company..................    A1/D1       5.760%  03/04/98     20,600,000       20,590,112
 Safeco Credit Company..................    A1/D1       5.765%  03/11/98     22,000,000       21,964,769
 Safeco Credit Company..................    A1/D1       5.770%  03/11/98     32,000,000       31,948,711
 Safeco Credit Company..................    A1/D1       5.800%  03/18/98     20,000,000       19,945,222
 Safeco Credit Company..................    A1/D1       5.470%  04/30/98     20,000,000       19,817,667
 Safeco Credit Company..................    A1/D1       5.500%  05/06/98     25,000,000       24,747,917
 Safeco Credit Company..................    A1/D1       5.550%  05/27/98     26,000,000       25,651,275
                                                                                          --------------
                                                                                             459,093,348
                                                                                          --------------
MINING -- 0.9%
 Rio Tinto America Inc..................   A1+/P1       5.760%  03/11/98     48,700,000       48,622,080
 Rio Tinto America Inc..................   A1+/P1       5.410%  08/11/98     45,300,000       44,190,364
                                                                                          --------------
                                                                                              92,812,444
                                                                                          --------------
PUBLISHING -- 0.3%
 Tribune Company........................    A1/P1       5.740%  03/06/98     25,000,000       24,980,069
                                                                                          --------------
SOVEREIGN ISSUES -- 0.4%
 Government Development Bank of Puerto
  Rico..................................  A1+/TBW1      5.450%  05/22/98     43,000,000       42,466,203
                                                                                          --------------
UTILITIES -- 3.5%
 British Gas Capital Inc................    A1/P1       5.730%  04/21/98     25,000,000       24,797,062
 British Gas Capital Inc................    A1/P1       5.600%  05/07/98     75,000,000       74,218,333
 British Gas Capital Inc................    A1/P1       5.430%  07/27/98     50,000,000       48,883,833

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
UTILITIES -- (CONTINUED)
 British Gas Capital Inc................    A1/P1       5.430%  08/24/98   $ 75,000,000   $   73,006,556
 Duke Capital Corp......................    A1/F1       5.770%  03/04/98     20,000,000       19,990,383
 Duke Capital Corp......................    A1/F1       5.520%  04/06/98     25,000,000       24,862,000
 Duke Capital Corp......................    A1/F1       5.540%  06/02/98     39,127,000       38,567,027
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.700%  03/17/98     20,000,000       19,949,333
 National Rural Utilities Cooperative
  Finance Corp..........................   A1+/P1       5.680%  05/05/98     20,000,000       19,794,889
                                                                                          --------------
                                                                                             344,069,416
                                                                                          --------------
 Total Domestic Commercial Paper
  (Amortized Cost $2,802,109,983).......                                                   2,802,109,983
                                                                                          --------------
FOREIGN -- 4.5%
AIR TRANSPORTATION -- 0.5%
 BAA PLC................................   A1+/P1       5.700%  04/06/98     50,000,000       49,715,000
                                                                                          --------------
AUTOMOBILES -- 1.0%
 Ford Credit Europe, PLC................    A1/P1       5.720%  03/06/98     75,000,000       74,940,417
 Ford Credit Europe, PLC................    A1/P1       5.530%  04/08/98     25,000,000       24,854,069
                                                                                          --------------
                                                                                              99,794,486
                                                                                          --------------
BANKING -- 0.5%
 Abbey National Treasury Services,
  PLC...................................   A1+/P1       5.560%  03/11/98     25,000,000       24,961,389
 Banque National de Paris, Canadian
  Branch................................    A1/P1       5.730%  03/05/98     24,000,000       23,984,720
                                                                                          --------------
                                                                                              48,946,109
                                                                                          --------------
BUILDING SOCIETY -- 0.5%
 Nationwide Building Society............    A1/P1       5.585%  05/06/98     50,000,000       49,488,042
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
COMMERCIAL PAPER -- (CONTINUED)
FOREIGN -- (CONTINUED)
FOOD AND BEVERAGES -- 1.0%
 Diageo Capital PLC.....................    A1/P1       5.400%  07/06/98   $ 47,500,000   $   46,595,125
 Diageo Capital PLC.....................    A1/P1       5.420%  07/27/98     50,000,000       48,885,889
                                                                                          --------------
                                                                                              95,481,014
                                                                                          --------------
SOVEREIGN ISSUES -- 0.8%
 Cades..................................   A1+/P1       5.730%  03/05/98     30,000,000       29,980,900
 Cades..................................   A1+/P1       5.650%  06/05/98     50,000,000       49,246,667
                                                                                          --------------
                                                                                              79,227,567
                                                                                          --------------
UTILITIES -- 0.2%
 Ontario Hydro..........................   A1+/P1       5.700%  03/16/98     25,000,000       24,940,625
                                                                                          --------------
 Total Foreign Commercial Paper
  (Amortized Cost $447,592,843).........                                                     447,592,843
                                                                                          --------------
Total Commercial Paper
 (Amortized Cost $3,249,702,826)........                                                   3,249,702,826
                                                                                          --------------
CORPORATE OBLIGATIONS -- 16.4%
ASSET BACKED SECURITIES -- 1.2%
 CC USA, Inc............................   A1+/P1       6.175%  05/26/98     20,000,000       20,000,771
 Sigma Finance Inc., Daily Variable Rate
  (final maturity 7/27/98)*.............   A1+/P1       5.680%  03/02/98     50,000,000       49,999,597
 Sigma Finance, Inc.....................   A1+/P1       5.915%  03/05/98     50,000,000       49,999,827
                                                                                          --------------
                                                                                             120,000,195
                                                                                          --------------
AUTOMOBILES -- 3.4%
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/20/99)*.............................    F1/P1       5.598%  04/20/98     25,000,000       25,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  1/21/99)*.............................    F1/P1       5.625%  04/21/98     50,000,000       49,995,534

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
AUTOMOBILES -- (CONTINUED)
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/6/98)*..............................    F1/P1       5.822%  04/06/98   $ 50,000,000   $   49,999,048
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  4/9/98)*..............................    F1/P1       5.691%  04/09/98     24,000,000       24,000,237
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  6/16/98)*.............................    F1/P1       5.906%  03/16/98     20,000,000       20,000,000
 American Honda Finance Corp., Quarterly
  Variable Rate (final maturity
  7/27/98)*.............................    F1/P1       5.621%  04/27/98     45,000,000       45,000,000
 General Motors Acceptance Corp., Daily
  Variable Rate (final maturity
  4/21/98)*.............................    A1/P1       5.750%  03/02/98     25,000,000       25,001,087
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 5/22/98)*....................    A1/P1       5.595%  03/23/98     50,000,000       50,001,130
 General Motors Acceptance Corp.,
  Quarterly Variable Rate (final
  maturity 9/3/98)*.....................    A1/P1       5.886%  03/03/98     46,393,000       46,395,876
                                                                                          --------------
                                                                                             335,392,912
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BANKING -- 3.5%
 Bankers Trust New York Corp., Monthly
  Variable Rate (final maturity
  2/10/99)*.............................    A1/P1       5.575%  03/10/98   $105,000,000   $  104,960,614
 Bank of Scotland, PLC, Quarterly
  Variable Rate (final maturity
  9/22/98)*.............................    A1/P1       5.806%  03/22/98     25,000,000       24,994,562
 Compagnie Bancaire USA Funding, Daily
  Variable Rate (final maturity
  5/15/98)*.............................    A1/P1       5.760%  03/02/98     50,000,000       49,998,837
 Compaigne Bancaire USA Funding
  Quarterly Variable Rate (final
  maturity 7/16/98)*....................    A1/P1       5.563%  04/16/98     34,000,000       33,990,461
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     50,000,000       50,000,000
 Compaigne Bancaire USA Funding Weekly
  Variable Rate (final maturity
  10/1/98)*.............................    A1/P1       5.809%  03/04/98     25,000,000       24,997,068
 Compagnie Bancaire USA Funding Weekly
  Variable Rate (final maturity
  11/25/98)*............................    A1/P1       5.929%  03/04/98     50,000,000       50,000,000
                                                                                          --------------
                                                                                             338,941,542
                                                                                          --------------
BROKERAGE SERVICES -- 4.7%
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 3/17/98)*....................    A1/P1       5.700%  03/02/98     75,000,000       75,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Bear Stearns Companies, Inc., Daily
  Variable Rate, Series B (final
  maturity 6/12/98)*....................    A1/P1       5.760%  03/02/98   $ 60,000,000   $   60,000,302
 Bear Stearns Companies, Inc., Monthly
  Variable Rate (final maturity
  8/14/98)*.............................    A1/P1       5.775%  03/16/98     25,000,000       25,019,085
 Bear Stearns Companies, Inc., Monthly
  Variable Rate, Series B (final
  maturity 4/1/98)*.....................    A1/P1       5.775%  03/02/98     18,000,000       18,002,258
 C. S. First Boston, Inc., Daily
  Variable Rate (final maturity
  7/21/98)*.............................   A1+/P1       5.670%  03/02/98     50,000,000       50,000,000
 C. S. First Boston, Inc., Weekly
  Variable Rate (final maturity
  5/15/98)*.............................   A1+/P1       5.629%  03/04/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc., Daily
  Variable Rate (final maturity
  3/22/99)*.............................    A1/F1       5.710%  03/02/98     50,000,000       50,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 2/12/99)*....................    A1/F1       5.655%  04/13/98     25,000,000       25,000,000
 Lehman Brothers Holdings, Inc.,
  Quarterly Variable Rate (final
  maturity 5/28/98)*....................    A1/F1       6.045%  05/28/98     36,000,000       36,034,395

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  11/23/98)*............................   A1+/P1       5.700%  03/02/98   $ 25,000,000   $   25,000,000
 Merrill Lynch & Co., Inc., Daily
  Variable Rate (final maturity
  12/9/98)*.............................   A1+/P1       5.760%  03/02/98     25,000,000       24,998,067
 Merrill Lynch & Co., Inc., Weekly
  Variable Rate (final maturity
  3/4/98)*..............................   A1+/P1       5.629%  03/04/98     19,000,000       18,999,759
                                                                                          --------------
                                                                                             458,053,866
                                                                                          --------------
CONGLOMERATES -- 0.3%
 Philip Morris Co., Inc.................    A1/P1       9.000%  05/15/98     22,625,000       22,750,689
                                                                                          --------------
FINANCE COMPANIES -- 1.7%
 Dean Witter Discover & Co..............    A1/P1       6.000%  03/01/98     15,000,000       15,000,000
 Household Finance Corp., Daily Variable
  Rate (final maturity 5/28/98)*........    A1/P1       5.720%  03/02/98     50,000,000       50,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/19/99)*.............................    A1/P1       5.587%  03/19/98     25,000,000       25,000,000
 Household Finance Corp., Monthly
  Variable Rate (final maturity
  1/21/99)*.............................    A1/P1       5.595%  03/23/98     25,000,000       25,000,000
Household Finance Corp., Monthly
  Variable Rate (final maturity
  9/15/98)*.............................    A1/P1       5.675%  03/16/98     50,000,000       50,022,707
                                                                                          --------------
                                                                                             165,022,707
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
LEASING -- 1.1%
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  4/17/98)*.............................    P1/D1       5.810%  03/02/98   $ 25,000,000   $   25,000,000
 Sanwa Business Credit Corp., Daily
  Variable Rate (final maturity
  9/18/98)*.............................    P1/D1       5.720%  03/02/98     25,000,000       25,000,000
 Sanwa Business Credit Corp., Monthly
  Variable Rate (final maturity
  4/29/98)*.............................    P1/D1       5.750%  03/30/98     25,000,000       25,003,319
 USL Capital Corp., Series D, Quarterly
  Variable Rate (final maturity
  4/22/98)*.............................    P1/F1       5.705%  04/22/98     34,000,000       34,005,075
                                                                                          --------------
                                                                                             109,008,394
                                                                                          --------------
RELOCATION SERVICES -- 0.5%
 PHH Corporation, Monthly Variable Rate
  (final maturity 6/24/98)*.............    A1/P1       5.625%  03/24/98     50,000,000       50,000,000
                                                                                          --------------
Total Corporate Obligations
 (Amortized Cost $1,599,170,305)........                                                   1,599,170,305
                                                                                          --------------
MASTER NOTES -- 7.1%
 Goldman Sachs Group L.P. (final
  maturity 10/13/98)*...................   A1+/P1       5.828%  03/02/98    400,000,000      400,000,000
 Morgan Stanley Group, Inc. (final
  maturity 3/24/98)*....................    A1/P1       5.788%  03/02/98    300,000,000      300,000,000
                                                                                          --------------
Total Master Notes
 (Amortized Cost $700,000,000)..........                                                     700,000,000
                                                                                          --------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- 25.5%
 CIBC Oppenheimer, Corp., dated 2/27/98,
  with a maturity value of $135,064,013
  (Collateralized by $137,095,000
  various U.S. Government Obligations,
  5.37%-7.75%, 3/24/98-3/8/12, market
  value -- $137,701,990.................                5.690%  03/02/98   $135,000,000   $  135,000,000
 Morgan Stanley Dean Witter & Co., dated
  2/27/98, with a maturity value of
  $180,085,350 (Collateralized by
  $246,113,822 various U.S. Government
  Obligations, 5.00%-13.0%,
  4/1/98-2/1/28, market value --
  $183,600,518).........................                5.690%  03/02/98    180,000,000      180,000,000
 First Chicago Capital Markets, Inc.,
  dated 2/27/98, with a maturity value
  of $130,061,642 (Collateralized by
  $132,876,000 various U.S. Government
  Obligations, 0.00%-7.0%, 3/12/98-
  12/13/99, market
  value -- $132,603,501.................                5.690%  03/02/98    130,000,000      130,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $118,622,726
  (Collateralized by $117,146,000 U.S.
  Treasury Note, 5.875%, 2/28/99, market
  value -- $120,938,802)................                5.640%  03/02/98   $118,567,000   $  118,567,000
 Goldman Sachs & Co., dated 2/27/98,
  with a maturity value of $325,154,104
  (Collateralized by $639,720,401
  various U.S. Government Obligations,
  5.50%-10.5%, 4/1/98-2/1/98, market
  value -- $331,500,001)................                5.690%  03/02/98    325,000,000      325,000,000
 J.P. Morgan Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,750 (Collateralized by
  $455,797,296 Government National
  Mortgage Association, 7.50%, 9/15/12-
  1/15/28, market
  value -- $459,000,001)................                5.700%  03/02/98    450,000,000      450,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 NationsBank, Inc., dated 2/27/98, with
  a maturity value of $380,179,867
  (Collateralized by $394,051,091
  Federal National Mortgage Association,
  6.5%-7.0%, 9/1/11-1/1/13, market
  value -- $387,600,000)................                5.680%  03/02/98   $380,000,000   $  380,000,000
 Nomura Securities, Inc., dated 2/27/98,
  with a maturity value of $325,154,375
  (Collateralized by $330,724,126
  Federal National Mortgage Association,
  5.5%-9.5%, 8/1/99-2/1/28, market
  value -- $331,500,001)................                5.700%  03/02/98    325,000,000      325,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                       AMORTIZED
                                          N.R.S.R.O.            MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)   RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------   ----    --------    ---------       ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Prudential Securities, Inc., dated
  2/27/98, with a maturity value of
  $450,213,375 (Collateralized by
  $475,269,551 Federal National Mortgage
  Association, 6.5%, 9/1/12, market
  value -- $459,000,001)................                5.690%  03/02/98   $450,000,000   $  450,000,000
                                                                                          --------------
Total Repurchase Agreements
 (Amortized Cost $2,493,567,000)........                                                   2,493,567,000
                                                                                          --------------
TOTAL INVESTMENTS -- 102.1%
 (AMORTIZED COST $9,986,786,451)(a).....                                                   9,986,786,451
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (2.1%)................................                                                    (207,110,383)
                                                                                          --------------
NET ASSETS -- 100.0%....................                                                  $9,779,676,068
                                                                                          ==============

---------------
Percentages indicated are based on net assets of $9,779,676,068.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
(b) Private placement security.
PLC -- Public Liability Company.
N.R.S.R.O. Nationally Recognized Statistical Ratings Organization. Rating agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investors Services, Duff & Phelps, IBCA, and Thomsons Bank Watch.

          A1 --  Highest rating assigned by S&P and IBCA.
          P1 --  Highest rating assigned by Moody's.
          F1 --  Highest rating assigned by Fitch Investors.
          D1 --  Highest rating assigned by Duff.
         TBW1 -- Highest rating assigned by Thomsons Bank Watch.

Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
* Variable rate security. Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value (amortized cost
$7,493,219,451).............................................  $ 7,493,219,451
 Repurchase agreements (cost $2,493,567,000)................    2,493,567,000
 Cash.......................................................          320,256
 Interest receivable........................................       59,383,563
 Prepaid expenses...........................................          952,218
                                                              ---------------
Total Assets................................................   10,047,442,488
                                                              ---------------
LIABILITIES:
 Dividends payable..........................................       16,466,456
 Payable for investment securities purchased................      247,343,494
 Investment advisory fees payable...........................          662,817
 Administration fees payable................................          729,581
 Special management fees payable (Pacific Horizon Shares)...          598,133
 Shareholder service fees payable (Horizon Service
   Shares)..................................................          661,679
 Shareholder service fees payable (X Shares)................          157,824
 Shareholder service fees payable (S Shares)................           98,598
 Shareholder service fees payable (Y Shares)................           17,874
 Distribution fees payable (X Shares).......................          189,389
 Distribution fees payable (S Shares).......................          118,308
 Distribution fees payable (Y Shares).......................           53,622
 Custodian and fund accounting fees payable.................          230,934
 Transfer agent fees payable................................          244,031
 Other accrued expenses.....................................          193,680
                                                              ---------------
Total Liabilities...........................................      267,766,420
                                                              ---------------
NET ASSETS..................................................  $ 9,779,676,068
                                                              ===============
Net Assets:
 Pacific Horizon Shares.....................................  $ 2,452,112,326
 Horizon Shares.............................................    2,414,466,836
 Horizon Service Shares.....................................    3,374,174,474
 X Shares...................................................      869,716,062
 S Shares...................................................      559,417,598
 Y Shares...................................................      109,788,772
                                                              ---------------
Total.......................................................  $ 9,779,676,068
                                                              ===============
Shares Outstanding ($0.001 par value) 120 billion:
 Pacific Horizon Shares.....................................    2,452,310,074
 Horizon Shares.............................................    2,414,749,939
 Horizon Service Shares.....................................    3,374,020,827
 X Shares...................................................      869,677,855
 S Shares...................................................      559,414,515
 Y Shares...................................................      109,788,400
                                                              ---------------
Total.......................................................    9,779,961,610
                                                              ===============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE......................................................  $          1.00
                                                              ===============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     9,779,963
 Additional paid-in capital.................................    9,769,782,074
 Accumulated undistributed net investment income............        3,514,189
 Accumulated net realized losses on investment
   transactions.............................................       (3,400,158)
                                                              ---------------
NET ASSETS, FEBRUARY 28, 1998...............................  $ 9,779,676,068
                                                              ===============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $458,788,515
                                                              ------------
EXPENSES:
  Investment advisory fees..................................     7,234,054
  Administration fees.......................................     7,938,015
  Special management fees (Pacific Horizon Shares)..........     7,285,114
  Shareholder service fees (Horizon Service Shares).........     8,141,653
  Shareholder service fees (X Shares).......................     1,126,895
  Shareholder service fees (S Shares).......................       482,149
  Shareholder service fees (Y Shares).......................        99,846
  Distribution fees (X Shares)..............................     1,352,274
  Distribution fees (S Shares)..............................     1,241,178
  Distribution fees (Y Shares)..............................       299,538
  Registration and filing fees..............................       617,625
  Custodian and fund accounting fees........................       692,500
  Transfer agent fees.......................................       508,568
  Legal fees................................................       274,244
  Audit fees................................................        40,347
  Other expenses............................................       813,512
                                                              ------------
    Total Expenses..........................................    38,147,512
  Less: Fee waivers.........................................      (772,551)
      Expenses paid by third parties........................       (11,235)
                                                              ------------
Total Net Expenses..........................................    37,363,726
                                                              ------------
Net Investment Income.......................................   421,424,789
NET REALIZED GAINS
  ON INVESTMENTS:
  Net realized gains on investment transactions.............        69,980
                                                              ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $421,494,769
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                              ---------------------------------
                                                               FEBRUARY 28,      FEBRUARY 28,
                                                                   1998              1997
                                                              ---------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $   421,424,789   $   313,627,480
 Net realized gains on investment transactions..............           69,980           172,885
                                                              ---------------   ---------------
Change in net assets resulting from operations..............      421,494,769       313,800,365
                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
 Pacific Horizon Shares.....................................     (117,152,680)     (110,595,534)
 Horizon Shares.............................................     (100,966,269)      (79,709,197)
 Horizon Service Shares.....................................     (170,004,484)     (119,808,778)
 X Shares...................................................      (22,281,567)       (2,322,836)(a)
 S Shares...................................................       (8,606,405)(b)            --
 Y Shares...................................................       (1,807,633)(c)            --
                                                              ---------------   ---------------
Change in net assets from shareholder distributions.........     (420,819,038)     (312,436,345)
                                                              ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   65,111,897,688    42,442,585,809
 Dividends reinvested.......................................      243,957,627       177,262,119
 Cost of shares redeemed....................................  (62,727,564,200)  (40,881,572,699)
                                                              ---------------   ---------------
Change in net assets from capital share transactions........    2,628,291,115     1,738,275,229
                                                              ---------------   ---------------
Change in net assets........................................    2,628,966,846     1,739,639,249
NET ASSETS
 Beginning of Year..........................................    7,150,709,222     5,411,069,973
                                                              ---------------   ---------------
 End of Year................................................  $ 9,779,676,068   $ 7,150,709,222
                                                              ===============   ===============
Accumulated Undistributed Net Investment Income.............  $     3,514,189   $     2,908,438
                                                              ===============   ===============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Period from April 7, 1997 (inception date) to February 28, 1998.
(c) Period from July 10, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. On February 28, 1998, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of Pacific Horizon Prime Fund (the "Prime Fund").

    The Prime Fund issues six classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Services Shares). Effective July 22, 1996, the Prime Fund began offering X Shares. The Prime Fund began offering S Shares effective April 7, 1997 and effective July 10, 1997 the Prime Fund began offering Y Shares. Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X, S and Y Shares each have a Distribution and Services Plan.

THE INVESTMENT OBJECTIVE OF THE FUND IS AS FOLLOWS:

    Prime Fund -- Seek high current income and stability of principal by investing in a broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Prime Fund's investment adviser. On September 15, 1997, Bank of America assumed the responsibility of administrator for the Prime Fund pursuant to the terms of an Administration Agreement between the Company and Bank of America (the "Administration Agreement"). Prior to September 15, 1997 The BISYS Group, Inc. ("BISYS") through its wholly-owned subsidiary, BISYS Fund Services, Limited Partnership, served as the Prime Fund's Administrator.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Prime Fund, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Prime Fund's prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services.

Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Prime Fund. The Fund bears all fees and expenses charged by BONY for these services.

DISTRIBUTOR AND TRANSFER AGENT

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Prime Fund. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor") also a wholly-owned subsidiary of BISYS served as distributor of the Prime Fund. Additionally on October 24, 1997, PFPC assumed responsibility as the Prime Fund's transfer agent and dividend disbursing agent. BISYS Fund Services, Inc. ("BISYS Ohio") also a wholly-owned subsidiary of BISYS, served the Prime Fund in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Prime Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Prime Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Prime Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of the Prime Fund. Direct expenses of the fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of the Prime Fund (other than class specific expenses) and realized gains and losses on investments of the Prime Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized gains and losses are incurred.

REPURCHASE AGREEMENTS (PRIME FUND):

    The Prime Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Prime Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Prime Fund's net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Prime Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Prime Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

    It is the Prime Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1998, the Prime Fund had the following capital loss carryovers:

                                                      CAPITAL LOSS
                        FUND                           CARRYOVER        EXPIRATION DATE
                        ----                          ------------      ---------------
Prime Fund..........................................   $  674,982            2002
                                                        2,725,176            2003
                                                       ----------
                                                       $3,400,158
                                                       ==========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

    Capital losses incurred after October 31 for the Prime Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. During the year, the Prime Fund utilized $69,980 of its available capital loss carryover to offset realized capital gains for Federal income tax purposes.

OTHER:

    The Prime Fund maintains a cash balance with its custodian and receives reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1998, custodian fees and expenses paid by third parties were increased by $11,235 for the Prime Fund. There was no effect on net investment income. The Prime Fund could have invested such cash balances in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Bank of America serves as the Prime Fund's Manager, providing Investment Advisory and Administrative services. For the period ended September 15, 1997, the Prime Fund had an Administration Agreement with BISYS and a Distribu-tion Agreement with the Former Distributor. Bank of America is entitled to an Advisory fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of the Fund's first $3 billion of net assets, plus 0.09% of the Fund's next $2 billion of net assets, plus 0.08% of the Fund's net assets in excess of $5 billion. The Administration Agreement entitles Bank of America to fees from the Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of the Fund's first $7 billion of net assets, plus 0.09% of the Fund's next $3 billion of net assets, plus 0.08% of the Fund's net assets in excess of $10 billion. During the period March 1, 1997 through September 15, 1997, the Prime Fund had an Administration Agreement with BISYS. Administration fee rates paid to BISYS were the same as those currently paid to Bank of America. The Prime Fund was advised that for the period September 15, 1997 through February 28, 1998, Bank of America and for the period March 1, 1997 through September 15, 1997, BISYS earned the following amounts pursuant to the respective Administrative Agreements:

                                                              BANK OF
                           FUND                               AMERICA       BISYS
                           ----                               -------       -----
Prime Fund................................................  $3,929,655    $4,008,360

    The Prime Fund has adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Prime Fund of a fee at an annual rate 0.32% of the average daily net assets of the outstanding Pacific Horizon Shares of the Prime Fund. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates, PDI (from September 15, 1997 through February 28, 1998), and BISYS (prior to September 15,
1997). For the year ended February 28, 1998, for the period September 15, 1997 through February 28, 1998 and for the period March 1, 1997 through September 15, 1997, the Prime Fund was advised that Bank of America and its affiliates, PDI and BISYS each earned the following amounts pursuant to the Services Plan, respectively:

                                                      BANK OF
                       FUND                           AMERICA       PDI      BISYS
                       ----                           -------       ---      -----
Prime Fund.........................................  $6,742,687   $12,453   $22,110

    The Prime Fund has also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Prime Fund of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended

February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $7,381,916

    The Prime Fund has adopted the Distribution and Services Plan under which the Prime Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of the Prime Funds X Shares. For the year ended February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan.

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................  $2,468,893

    The Prime Fund has adopted the Distribution and Services Plan under which the Prime Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support service with respect to the beneficial owners of Y shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%; respectively, of the average daily net assets of the Prime Funds Y shares. For the year ended February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan.

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $399,384

    The Prime Fund has adopted the Distribution and Services Plan under which the Prime Fund paid PDI and the Former Distributor (prior to September 15, 1997) and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Prime

Fund's S shares. For the year ended February 28, 1998, Bank of America waived $772,551 of distribution expenses from the Prime Fund. For the year ended February 28, 1998, the Prime Fund was advised that Bank of America and its affiliates, earned the following amounts pursuant to the Distribution and Services Plan.

                                                               BANK OF
                                                               AMERICA
                                                                 AND
                            FUND                              AFFILIATES
                            ----                              ----------
Prime Fund..................................................   $950,478

    From the period October 24, 1997 through February 28, 1998 PFPC earned $288,833 from the Prime Fund for transfer agency and dividend disbursing agency services performed. BISYS Ohio served the Prime Fund as transfer agent and dividend disbursing agent through October 24, 1997. In these capacities for the Prime Fund, BISYS Ohio earned $219,735 for the period ended October 24, 1997.

    For the year ended February 28, 1998, the Prime Fund incurred legal charges totaling $274,244 which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $50,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of:

(i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $37,045 for the Prime Fund for the year ended February 28, 1998. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Prime Fund (at $1.00 per share) for the periods indicated are summarized below:

                                                                         YEAR ENDED
                                                              ---------------------------------
                                                               FEBRUARY 28,      FEBRUARY 28,
                                                                   1998              1997
                                                              ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued.....................................................    3,213,898,034     4,320,031,345
 Reinvest...................................................      108,696,696        99,202,915
 Redeemed...................................................   (3,163,041,484)   (4,326,928,364)
                                                              ---------------   ---------------
Net increase/(decrease).....................................      159,553,246        92,305,896
                                                              ===============   ===============
HORIZON SHARES
 Issued.....................................................   20,455,794,396    15,114,015,999
 Reinvest...................................................       39,465,419        25,723,399
 Redeemed...................................................  (19,790,457,950)  (15,081,065,299)
                                                              ---------------   ---------------
Net increase/(decrease).....................................      704,801,865        58,674,099
                                                              ===============   ===============
HORIZON SERVICE SHARES
 Issued.....................................................   35,791,164,395    22,771,276,975
 Reinvest...................................................       69,471,827        50,011,411
 Redeemed...................................................  (35,431,800,117)  (21,437,775,542)
                                                              ---------------   ---------------
 Net increase...............................................      428,836,105     1,383,512,844
                                                              ===============   ===============
X SHARES
 Issued.....................................................    4,432,511,179       237,259,971
 Reinvest...................................................       17,713,737         2,324,394
 Redeemed...................................................   (3,784,327,932)      (35,803,494)
                                                              ---------------   ---------------
 Net increase...............................................      665,896,984       203,780,871(a)
                                                              ===============   ===============
S SHARES
 Issued.....................................................      607,731,207                --
 Reinvest...................................................        8,606,126                --
 Redeemed...................................................      (56,922,818)               --
                                                              ---------------   ---------------
 Net increase...............................................      559,414,515(b)              --
                                                              ===============   ===============
Y SHARES
 Issued.....................................................      610,798,477                --
 Reinvest...................................................            3,822                --
 Redeemed...................................................     (501,013,899)               --
                                                              ---------------   ---------------
 Net increase...............................................      109,788,400(c)             --
                                                              ===============   ===============

---------------

(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(c)  Period from July 10, 1997 (inception date) to February 28,
     1998.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                     1998             1997             1996             1995             1994
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0515           0.0492           0.0539           0.0424           0.0287
 Net realized gains/(losses) on
   investment transactions.....          --               --           0.0004          (0.0227)         (0.0016)
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0515           0.0492           0.0543           0.0197           0.0271
Less dividends to shareholders
 from net investment income....     (0.0515)         (0.0490)         (0.0539)         (0.0422)         (0.0287)
Increase due to voluntary
 capital contribution from
 Investment Advisor............          --               --               --           0.0233               --
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share                               --           0.0002           0.0004           0.0008          (0.0016)
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        5.27%            5.01%            5.53%            4.30%(dagger)    2.91%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $  2,452         $  2,292         $  2,200         $  1,129         $  1,216
 Ratio of expenses to average
   net assets..................        0.55%            0.55%            0.55%            0.51%            0.52%
 Ratio of net investment income
   to average net assets.......        5.15%            4.92%            5.37%            4.19%            2.86%
 Ratio of expenses to average
   net assets*.................          (a)              (a)            0.56%            0.56%            0.53%
 Ratio of net investment income
   to average net assets*......          (a)              (a)            5.36%            4.14%            2.85%

---------------

(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
* During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                   1998             1997             1996             1995             1994
                               ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR               $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0546           0.0524           0.0571           0.0461           0.0319
 Net realized gains/(losses)
   on investment
   transactions..............          --               --           0.0004          (0.0232)         (0.0016)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0546           0.0524           0.0575           0.0229           0.0303
Less dividends to
 shareholders from net
 investment income...........     (0.0547)         (0.0522)         (0.0571)         (0.0454)         (0.0319)
Increase due to voluntary
 capital contribution from
 Investment Advisor..........          --               --               --           0.0233               --
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................     (0.0001)          0.0002           0.0004           0.0008          (0.0016)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.60%            5.34%            5.86%            4.63%(dagger)    3.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
 (millions)..................    $  2,415         $  1,710         $  1,651         $    662         $  3,840
Ratio of expenses to average
 net assets..................        0.22%            0.23%            0.23%            0.16%            0.20%
Ratio of net investment
 income to average net
 assets......................        5.47%            5.24%            5.69%            4.11%            3.19%
Ratio of expenses to average
 net assets*.................          (a)              (a)            0.24%            0.23%            0.21%
Ratio of net investment
 income to average net
 assets*.....................          (a)              (a)            5.68%            4.04%            3.18%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                        1998             1997             1996             1995             1994
                                    ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0521           0.0499           0.0546           0.0431           0.0294
 Net realized gains/(losses) on
   investment transactions........          --               --           0.0004          (0.0227)         (0.0016)
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0521           0.0499           0.0550           0.0204           0.0278
Less dividends to shareholders
 from net investment income.......     (0.0522)         (0.0497)         (0.0546)         (0.0429)         (0.0294)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --               --               --           0.0233               --
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share                                 (0.0001).         0.0002           0.0004           0.0008          (0.0016)
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        5.34%            5.08%            5.60%            4.37%(dagger)    2.98%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $  3,374         $  2,945         $  1,561         $    864         $    839
 Ratio of expenses to average net
   assets.........................        0.48%            0.48%            0.48%            0.44%            0.45%
 Ratio of net investment income to
   average net assets.............        5.23%            5.00%            5.44%            4.31%            2.94%
 Ratio of expenses to average net
   assets*........................          (a)              (a)            0.49%            0.48%            0.46%
 Ratio of net investment income to
   average net assets*                      (a)              (a)            5.43%            4.27%            2.93%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(dagger) Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                         YEAR ENDED     PERIOD ENDED
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1998          1997(a)
                                                        ------------    ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........    $   1.00        $   1.00
                                                          --------        --------
Income from Investment Operations:
  Net investment income...............................      0.0491          0.0282
  Net realized gains/(losses) on investment
    transactions......................................          --              --
                                                          --------        --------
Total income from investment operations...............      0.0491          0.0282
Less dividends to shareholders from net investment
  income..............................................     (0.0491)        (0.0281)
                                                          --------        --------
Net change in net asset value per share...............          --          0.0001
                                                          --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............    $   1.00        $   1.00
                                                          ========        ========
Total return..........................................        5.03%           2.84%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)..............    $    869        $    204
  Ratio of expenses to average net assets.............        0.77%           0.78%(c)
  Ratio of net investment income to average net
    assets............................................        4.92%           4.73%(c)
  Ratio of expenses to average net assets*............          (b)             (b)
  Ratio of net investment income to average net
    assets*...........................................          (b)             (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                               FEBRUARY 28,
                                                                 1998(a)
                                                              --------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............   $      1.00
                                                               -----------
Income from Investment Operations:
  Net investment income.....................................        0.0444
  Net realized gains/(losses) on investment transactions....            --
                                                               -----------
Total income from investment operations.....................        0.0444
Less dividends to shareholders from net investment income...       (0.0444)
                                                               -----------
Net change in net asset value per share.....................            --
                                                               -----------
NET ASSET VALUE PER SHARE, END OF PERIOD....................   $      1.00
                                                               ===========
Total return................................................          4.53%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................   $       110
  Ratio of expenses to average net assets...................          0.76%(c)
  Ratio of net investment income to average net assets......          4.92%(c)
  Ratio of expenses to average net assets*..................          1.20%(b)(c)
  Ratio of net investment income to average net assets*.....          4.48%(b)(c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(b)  Fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                                1998(a)
                                                              ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00
                                                                --------
Income from Investment Operations:
  Net investment income.....................................      0.0290
  Net realized gains/(losses) on investment transactions....          --
                                                                --------
Total income from investment operations.....................      0.0290
Less dividends to shareholders from net investment income...     (0.0290)
                                                                --------
Net change in net asset value per share.....................          --
                                                                --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00
                                                                ========
Total return................................................        2.93%(d)
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (millions)....................    $    559
  Ratio of expenses to average net assets...................        1.21%(c)
  Ratio of net investment income to average net assets......        4.48%(c)
  Ratio of expenses to average net assets*..................          (b)
  Ratio of net investment income to average net assets*.....          (b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Prime Fund (one of the seventeen portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Fund") at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

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New York, New York
April 21, 1998

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